UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number:                        811-05186

Exact name of registrant as specified in charter:          American Skandia Trust

Address of principal executive offices:                    Gateway Center 3,
                                                           100 Mulberry Street,
                                                           Newark, New Jersey 07102

Name and address of agent for service:                     Deborah A. Docs
                                                           Gateway Center 3,
                                                           100 Mulberry Street,
                                                           Newark, New Jersey 07102

Registrant's telephone number, including area code:        973-367-7521

Date of fiscal year end:                                   12/31/2005

Date of reporting period:                                  6/30/2005

Item 1 - Reports to Stockholders

                  -------------------------------------------

                                AMERICAN SKANDIA
                                      TRUST

                              FINANCIAL STATEMENTS
                        FOR THE SEMI-ANNUAL PERIOD ENDED
                                  JUNE 30, 2005

                  -------------------------------------------

This report has been prepared to provide information to owners of American Skandia Life Assurance Corporation's annuities based on information provided by the underlying portfolios.

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE AMERICAN SKANDIA TRUST ("TRUST") PORTFOLIOS AND THE APPLICABLE VARIABLE LIFE OR ANNUITY CONTRACT. THE PROSPECTUSES CONTAIN INFORMATION ON THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES AND SHOULD BE READ CAREFULLY.

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

                                    AMERICAN
                                    SKANDIA
                                    ------------------------------
                                    A PRUDENTIAL FINANCIAL COMPANY

                                                   -----------------------------
                                                   Please note that inside are
                                                   three Prospectus Supplements
                                                   dated July 12, 2005, July
                                                   21, 2005 and August 15,
                                                   2005. Each of these
                                                   documents is applicable to
                                                   your variable annuity and
                                                   these documents are separate
IFS-A106169                                        from and not a part of the
                                                   semiannual report.
                                                   -----------------------------

A description of the Trust's proxy voting policies and procedures is available, without charge, upon request. Owners of variable annuity contracts should call 888-778-2888 to obtain descriptions of the Trust's proxy voting policies and procedures. The description is also available on the website of the Securities and Exchange Commission ("the Commission") at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005 is available on the website of the Commission at www.sec.gov and on the Trust's website at www.irrc.com/prudential.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission's website at www.sec.gov or by visiting the Commission's Public Reference Room. For more information on the Commission's Public Reference Room, please visit the Commission's website or call 1-800-SEC-0330. Form N-Q is also available on the Fund's website at www.americanskandia.prudential.com or by 888-778-2888.

                             AMERICAN SKANDIA TRUST

       SUPPLEMENT DATED JULY 12, 2005 TO THE PROSPECTUS DATED MAY 1, 2005

This supplement sets forth changes to the American Skandia Trust ("AST") prospectus dated May 1, 2005. The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the Portfolios available under your contract, please refer to your contract prospectus. The following should be read in conjunction with your AST prospectus and should be retained for future reference.

PROPOSED REORGANIZATIONS
------------------------

The Board of Trustees of American Skandia Trust recently approved proposals whereby each Target Fund (defined below) will reorganize and transfer its assets to the respective Acquiring Fund (defined below and together with the Target Funds, the "Funds") for shares of the respective Acquiring Fund. All such Funds are portfolios of American Skandia Trust ("AST").

TARGET FUND                                                                  ACQUIRING FUND
AST AllianceBernstein Growth + Value Portfolio               AST AllianceBernstein Managed Index 500 Portfolio
AST Alger All-Cap Growth Portfolio                           AST Neuberger Berman Mid-Cap Growth Portfolio

Each reorganization is subject to approval by the shareholders of the respective Target Fund. A shareholder meeting for each Target Fund is scheduled to be held in October 2005. It is anticipated that a proxy statement/prospectus relating to the transaction will be mailed to the shareholders of each Target Fund in August 2005. Subject to approval by shareholders of the respective Target Fund and satisfaction of the other terms and conditions of the Reorganization Plan pertaining to the transaction to be included in the proxy statement/prospectus, it is anticipated that each reorganization will be effected during the fourth quarter 2005.

Under the terms of the proposal, shareholders of each Target Fund would become shareholders of the respective Acquiring Fund. No sales charges would be imposed on the proposed transfer. AST anticipates obtaining an opinion of counsel that the reorganizations will not result in a gain or loss to shareholders of the respective Target Fund for federal income tax purposes.

                             AMERICAN SKANDIA TRUST

       SUPPLEMENT DATED JULY 21, 2005 TO THE PROSPECTUS DATED MAY 1, 2005

This supplement sets forth the changes to the American Skandia Trust ("AST" or the "Trust") Prospectus dated May 1, 2005. All of the Portfolios discussed in this supplement may not be available under your variable contract. For more information about the Portfolios available under your contract, please refer to your contract prospectus. The following should be read in conjunction with the AST Prospectus and should be retained for future reference.

I. THIS SECTION OF THE SUPPLEMENT SETS FORTH THE CHANGES TO THE PROSPECTUS WITH RESPECT TO THE AST SMALL-CAP VALUE PORTFOLIO, AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO, AST ALLIANCEBERNSTEIN LARGE-CAP GROWTH PORTFOLIO AND AST GABELLI ALL-CAP VALUE PORTFOLIO THAT WILL BE EFFECTIVE ON OR ABOUT DECEMBER 5, 2005.

A. EFFECTIVE ON OR ABOUT DECEMBER 5, 2005, SALOMON BROTHERS ASSET MANAGEMENT INC. ("SABAM") WILL JOIN J.P. MORGAN INVESTMENT MANAGEMENT, INC. ("J.P. MORGAN"), LEE MUNDER INVESTMENTS, LTD. ("LEE MUNDER"), AND INTEGRITY ASSET MANAGEMENT ("INTEGRITY") AS SUB-ADVISORS TO THE AST SMALL-CAP VALUE PORTFOLIO.

The following replaces the discussion in the section of the AST Small-Cap Value Portfolio in the section of the prospectus titled "Risk/Return Summary-- Principal Investment Strategies:"

The AST SMALL-CAP VALUE PORTFOLIO (formerly, the AST Gabelli Small-Cap Value Portfolio) will invest, under normal circumstances, at least 80% of the value of its net assets in small capitalization companies. For purposes of the Portfolio, small capitalization companies are generally those that have market capitalizations, at the time of purchase, not exceeding the greater of: (i) $3 billion or (ii) the largest capitalized company included in the Russell 2000 Index during the previous 12-months based on month-end data.

The assets of the Portfolio are independently managed by four Sub-advisors under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Sub-advisors. The allocations will be reviewed by the Investment Managers periodically, and the allocations may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each Sub-advisor will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the Portfolio's assets in small capitalization companies, each Sub-advisor expects to utilize different investment strategies to achieve the Portfolio's objective of long-term capital growth. The current asset allocations and principal investment strategies for each of the Sub-advisors is summarized below:

J.P. MORGAN is responsible for managing approximately 53% of the Portfolio's assets. This Sub-advisor follows a three-step process. First, a rigorous quantitative model is used to evaluate the prospects of each company in the investable universe and rank each company's relative attractiveness within its economic sector based on a number of factors including valuation and improving fundamentals. Next, the results of the quantitative model are reviewed and modified based on the fundamental stock and industry insights of the sector specific research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks that are the least attractive, based on the rankings from the first two steps, while trying to minimize uncompensated risks relative to the benchmark.

LEE MUNDER is responsible for managing approximately 15% of the Portfolio's assets. This Sub-advisor seeks the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. The Sub-advisor's research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, the Sub-advisor generally looks to the following: (1) Low price/earnings, price/book value or total capitalization/cash flow ratios relative to the company's peers; (2) Low stock price relative to a company's underlying asset values; (3) A sound balance sheet and other positive financial characteristics. The Sub-advisor then determines whether there is an emerging catalyst that will focus investor attention on the underlying assets of the company, such as takeover efforts, a change in management, or a plan to improve the business through restructuring or other means.

INTEGRITY is responsible for managing approximately 11% of the Portfolio's assets. This Sub-advisor focuses on achieving capital appreciation by maintaining a diversified portfolio of small capitalization stocks that are currently undervalued, yet poised to outperform. To identify these stocks, the Sub-advisor follows a disciplined process seeking two key elements: prudent value and improving sentiment. Prudent value implies that a statistically "cheap" stock, trading below its estimate of intrinsic value, will deliver strong total return over time. The process also identifies catalysts that lead to improving investor sentiment. Risk exposure is continuously evaluated throughout the process to ensure consistent long-term performance versus the Russell 2000 Value index.

SaBAM is responsible for managing approximately 21% of the Portfolio's assets. SaBAM emphasizes individual security selection while spreading the Fund's investments among industries and sectors. SaBAM uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector.

SaBAM uses quantitative parameters to select a universe of smaller capitalized companies that fit the Fund's general investment criteria. In selecting individual securities from within this range, the Sub-advisor looks for "value" attributes, such as low stock price relative to earnings, book value and cash flow and high return on invested capital. SaBAM also uses quantitative methods to identify catalysts and trends that might influence the Fund's industry or sector focus, or the Sub-advisor's individual security selection.

The following replaces the discussion of the AST Small-Cap Value Portfolio in the section of the prospectus titled "Investment Objectives and Policies:"

AST SMALL-CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE: The investment objective of the Portfolio is to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.

PRINCIPAL INVESTMENT POLICIES AND RISKS:

The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in small capitalization companies. The 80% requirement applies at the time the Portfolio invests its assets. For purposes of the Portfolio, small capitalization companies are generally those that have market capitalizations, at the time of purchase, not exceeding the greater of: (i) $3 billion or (ii) the largest capitalized company included in the Russell 2000 Index during the previous 12-months based on month-end data.

The assets of the Portfolio are independently managed by four Sub-advisors under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Sub-advisors. The allocations will be reviewed by the Investment Managers periodically, and the allocations may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each Sub-advisor will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the Portfolio's assets in small capitalization companies, each Sub-advisor expects to utilize different investment strategies to achieve the Portfolio's objective of long-term capital growth. The current asset allocations and principal investment strategies for each of the Sub-advisors is summarized below:

J.P. MORGAN is responsible for managing approximately 53% of the Portfolio's assets. This Sub-advisor follows a three-step process. First, a rigorous quantitative model is used to evaluate the prospects of each company in the investable universe and rank each company's relative attractiveness within its economic sector based on a number of factors including valuation and improving fundamentals. Next, the results of the quantitative model are reviewed and modified based on the fundamental stock and industry insights of the sector specific research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks that are the least attractive, based on the rankings from the first two steps, while trying to minimize uncompensated risks relative to the benchmark.

LEE MUNDER is responsible for managing approximately 15% of the Portfolio's assets. This Sub-advisor seeks the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. The Sub-advisor's research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, the Sub-advisor generally looks to the following: (1) Low price/earnings, price/book value or total capitalization/cash flow ratios relative to the company's peers; (2) Low stock price relative to a company's underlying asset values; (3) A sound balance sheet and other positive financial characteristics. The Sub-advisor then determines whether there is an emerging catalyst that will focus investor attention on the underlying assets of the company, such as takeover efforts, a change in management, or a plan to improve the business through restructuring or other means.

INTEGRITY is responsible for managing approximately 11% of the Portfolio's assets. This Sub-advisor focuses on achieving capital appreciation by maintaining a diversified portfolio of small capitalization stocks that are currently undervalued, yet poised to outperform. To identify these stocks, the Sub-advisor follows a disciplined process seeking two key elements: prudent value and improving sentiment. Prudent value implies that a statistically "cheap" stock, trading below its estimate of intrinsic value, will deliver strong total return over time. The process also identifies catalysts that lead to improving investor sentiment. Risk exposure is continuously evaluated throughout the process to ensure consistent long-term performance versus the Russell 2000 Value index.

SaBAM is responsible for managing approximately 21% of the Portfolio's assets. SaBAM emphasizes individual security selection while spreading the Portfolio's investments among industries and sectors. SaBAM uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector.

SaBAM uses quantitative parameters to select a universe of smaller capitalized companies that fit the Portfolio's general investment criteria. In selecting individual securities from within this range, the Sub-advisor looks for "value" attributes, such as low stock price relative to earnings, book value and cash flow and high return on invested capital. SaBAM also uses quantitative methods to identify catalysts and trends that might influence the Portfolio's industry or sector focus, or the Sub-advisor's individual security selection.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or re-deploy assets into more promising opportunities. The Portfolio will not sell a stock just because the company has grown to a market capitalization beyond that which the Portfolio considers to be small-cap, and it may on occasion purchase companies with a market cap greater than that which the Portfolio considers to be more than small-cap.

As with all stock funds, the Portfolio's share price can fall because of weakness in the securities market as a whole, in particular industries or in specific holdings. Investing in small companies involves greater risk of loss than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger company stocks. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. While a value approach to investing is generally considered to involve less risk than a growth approach, investing in value stocks carries the risks that the market will not recognize the stock's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

OTHER INVESTMENTS:

Although the Portfolio will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, preferred stocks, convertible securities, warrants and bonds when considered consistent with the Portfolio's investment objective and policies. The Portfolio may purchase preferred stock for capital appreciation where the issuer has omitted, or is in danger of omitting, payment of the dividend on the stock. Debt securities would be purchased in companies that meet the investment criteria for the Portfolio.

The Portfolio may invest up to 20% of its total assets in foreign securities, including American Depositary Receipts and securities of companies in developing countries, and may enter into forward foreign currency exchange contracts (The Portfolio may invest in foreign cash items in excess of this 20% limit). The Portfolio may enter into stock index or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of regulating the Portfolio's exposure to the equity markets. The Portfolio may also write (sell) call and put options and purchase put and call options on securities, financial indices, and currencies. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities. For additional information about these investments and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

TEMPORARY INVESTMENTS. Up to 100% of the assets of the Portfolio may be invested temporarily in cash or cash equivalents in response to extraordinary adverse political, economic or stock market events. Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

The following replaces the discussion pertaining to the AST Small-Cap Value Portfolio in the section of the prospectus titled "Management of the Trust--Sub-advisors:"

J.P. MORGAN INVESTMENT MANAGEMENT, INC. ("J.P. Morgan"), LEE MUNDER INVESTMENTS, LTD. ("Lee Munder"), INTEGRITY ASSET MANAGEMENT ("Integrity"), and SALOMON BROTHERS ASSET MANAGEMENT INC. ("SaBAM") serve as the Sub-advisors for the AST Small-Cap Value Portfolio.

J.P. MORGAN, 522 Fifth Avenue, New York, NY 10036, is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of March 31, 2005, J.P. Morgan and its affiliates managed approximately $790 billion in assets. Christopher T. Blum and Dennis S. Ruhl are the portfolio managers for the portion of the Portfolio managed by J.P. Morgan. Mr. Blum, a vice president, is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001 and is currently responsible for managing structured small-cap core and small-cap value accounts. Previously, Mr. Blum spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, he spent over three years in the U.S. Structured Equity Group at J.P. Morgan where he focused on structured small-cap core and small-cap value accounts. Mr. Blum earned his B.B.A. in finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation. Mr. Ruhl, a vice president, is a portfolio manager in the U.S. Small Cap Equity Group. An employee since 1999, his current responsibility includes managing structured small cap core and value accounts. Previously, he worked on quantitative equity research (focusing on trading) as well as business development. Mr. Ruhl holds dual bachelor's degrees in mathematics and computer science and a master's degree in computer science, all from MIT. Mr. Ruhl serves on the Board of Directors of Minds Matter, a nonprofit mentoring organization, as well as the MIT Club of New York, and is a CFA charterholder.

LEE MUNDER, 700 Clarendon Street, Boston MA 02116, was founded in 2000 and is 77% owned by its employees with the remainder of the firm owned by Castanea Partners. As of March 31, 2005, Lee Munder managed approximately $2.7 billion in assets. R. Todd Vingers serves as the portfolio manager for the portion of the Portfolio managed by Lee Munder. Mr. Vingers joined Lee Munder in June 2002 as a small cap value portfolio manager. Mr. Vingers has over 14 years of investment experience and most recently served as vice president and senior portfolio manager for American Century Investments. Prior to joining American Century Investments, Mr. Vingers was a valuation analyst for the Hawthorne Company. Mr. Vingers earned a B.A. from the University of St. Thomas and an M.B.A. from the University of Chicago Graduate School of Business. Mr. Vingers is a member of the Institute of Chartered Financial Analysts and the Association for Investment Management and Research (AIMR).

INTEGRITY, 9900 Corporate Campus Drive, Suite 3000, Louisville, KY 40223, was founded in 2003, and is 100% owned by active, full-time employees. As of March 31, 2005, Integrity managed over $629 million in U.S. value equity portfolios. Integrity Asset Management employs a team of investment professionals to manage the AST Small-Cap Value Portfolio. The lead managers of the investment team are Daniel G. Bandi, CFA, Adam I. Friedman, and Daniel J. DeMonica, CFA.

Daniel G. Bandi, CFA, serves as the lead portfolio manager for the portion of the Portfolio managed by Integrity. Mr. Bandi is the chief investment officer for value equities at Integrity, and has served in this capacity with Integrity since 2003. Prior to joining Integrity, Mr. Bandi served as managing director of equity investment for National City Investment Management Company from 1998 to 2003. Mr. Bandi received his B.A. degree in economics from the University of Pittsburgh, and his M.B.A. in finance from Texas A&M University--Commerce.

Adam I. Friedman is a Senior Portfolio Manager, and has served in this capacity with Integrity since 2003. Prior to joining Integrity, Mr. Friedman was a Senior Portfolio Manager for National City Investment Management Co. from 1998 to 2003. Mr. Friedman earned his Bachelor of Science degree in Psychology/Pre-Med from the University of Maryland in 1987, and an MBA in Finance from Case Western University in 1990.

Daniel J. DeMonica, CFA, is a Senior Portfolio Manager, and has served in this capacity with Integrity since 2003. From 1997 to 2003, prior to joining Integrity, Mr. DeMonica was a Portfolio Manager and Security Analyst for National City Investment Management Co. Mr. DeMonica earned his Bachelor of Arts degree in Finance from Indiana University in 1994, and an MBA in Finance from Case Western University in 2000.

SaBAM, 399 Park Avenue, New York, NY 10022, was established in 1988 and together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. SaBAM is a wholly-owned subsidiary of Citigroup, Inc. As of March 31, 2005, SaBAM managed approximately $82.5 billion in total assets. Peter Hable is responsible for the day-to-day management for the portion of the Portfolio managed by SaBAM. Mr. Hable has more than 21 years of investment industry experience and has managed the SaBAM portion of the Portfolio since its inception. Mr. Hable has a B.S. in Economics from Southern Methodist University and an MBA from the University of Pennsylvania's Wharton School of Finance.

B. EFFECTIVE ON OR ABOUT DECEMBER 5, 2005, J.P. MORGAN INVESTMENT MANAGEMENT, INC. ("J.P. MORGAN") WILL JOIN HOTCHKIS & WILEY CAPITAL MANAGEMENT LLC ("HOTCHKIS & WILEY") AS SUB-ADVISORS TO THE AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO. EFFECTIVE ON OR ABOUT DECEMBER 5, 2005, THE NAME OF THE PORTFOLIO WILL CHANGE TO THE AST LARGE-CAP VALUE PORTFOLIO.

The following replaces the discussion in the section of the prospectus titled "Risk/Return Summary -- Principal Investment Strategies:"

The AST LARGE-CAP VALUE PORTFOLIO will invest, under normal circumstances, at least 80% of the value of its net assets in large capitalization companies. For purposes of the Portfolio, large capitalization companies are generally those that have market capitalizations, at the time of purchase, within the range of companies included in the Russell 1000 Index during the previous 12-months based on month-end data. The 80% requirement applies at the time the Portfolio invests its assets. Some of these securities may be acquired in IPOs. In addition to these principal investments, the Portfolio may invest up to 20% of its total assets in foreign securities.

The assets of the Portfolio are independently managed by two Sub-advisors under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Sub-advisors. The allocations will be reviewed by the Investment Managers periodically, and the allocations may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each Sub-advisor will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the Portfolio's assets in large capitalization companies, each Sub-advisor expects to utilize different investment strategies to achieve the Portfolio's objective of current income and long-term growth of income, as well as capital appreciation. The current asset allocations and principal investment strategies for each of the Sub-advisors is summarized below:

HOTCHKIS & WILEY initially will be responsible for managing approximately 50% of the Portfolio's assets. This Sub-advisor normally focuses on stocks that have a high cash dividend or payout yield relative to the market. Payout yield is defined as dividend yield plus net share repurchases. The Sub-advisor also may invest in stocks that don't pay dividends, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential.

J.P. MORGAN initially will be responsible for managing approximately 50% of the Portfolio's assets. J.P. Morgan seeks to identify relative value within sectors. The analysis is purely fundamental, aided by a valuation tool that helps rank stocks within 18 different sectors by their dividend discount rates
(DDRs). J.P. Morgan's uses the following parameters when seeking to purchase stocks: Stocks below $1 billion in market cap are not purchased in the Portfolio. If a stock falls below $1 billion after purchase, it will be considered a candidate for sale, but will not be automatically sold. This Sub-advisor will seek to buy a stock when it believes that it has an information advantage around the longer-term earnings prospects or fundamentals of a company relative to the rest of the market, or when it believes there has been a stock price overreaction as a result of incremental news creating a near-term opportunity. J.P. Morgan will seek to sell a stock when its investment thesis has proven correct and the stock price has reacted as expected, it no longer believes its investment thesis will come to fruition, or a better risk-adjusted investment opportunity has been identified within the sector.

The following replaces the discussion of the AST Hotchkis & Wiley Large-Cap Growth Portfolio in the section of the prospectus titled "Investment Objectives and Policies:"

INVESTMENT OBJECTIVE: THE INVESTMENT OBJECTIVE OF THE AST LARGE-CAP VALUE PORTFOLIO (FORMERLY, THE AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO) IS TO SEEK CURRENT INCOME AND LONG-TERM GROWTH OF INCOME, AS WELL AS CAPITAL APPRECIATION.

PRINCIPAL INVESTMENT POLICIES AND RISKS:

The AST LARGE-CAP VALUE PORTFOLIO has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in large capitalization companies. For purposes of the Portfolio, large capitalization companies are generally those that have market capitalizations, at the time of purchase, within the range of companies included in the Russell 1000 Index during the previous 12-months based on month-end data. The 80% requirement applies at the time the Portfolio invests its assets. Some of these securities may be acquired in IPOs. In addition to these principal investments, the Portfolio may invest up to 20% of its total assets in foreign securities.

The assets of the Portfolio are independently managed by two Sub-advisors under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Sub-advisors. The allocations will be reviewed by the Investment Managers periodically, and the allocations may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each Sub-advisor will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the Portfolio's assets in large capitalization companies, each Sub-advisor expects to utilize different investment strategies to achieve the Portfolio's objective of current income and long-term growth of income, as well as capital appreciation. The current asset allocations and principal investment strategies for each of the Sub-advisors is summarized below:

HOTCHKIS & WILEY initially will be responsible for managing approximately 50% of the Portfolio's assets. This Sub-advisor normally focuses on stocks that have a high cash dividend or payout yield relative to the market. Payout yield is defined as dividend yield plus net share repurchases. The Sub-advisor also may invest in stocks that don't pay dividends, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential.

J.P. MORGAN initially will be responsible for managing approximately 50% of the Portfolio's assets. J.P. Morgan seeks to identify relative value within sectors. The analysis is purely fundamental, aided by a valuation tool that helps rank stocks within 18 different sectors by their dividend discount rates
(DDRs). J.P. Morgan uses the following parameters when seeking to purchase stocks: stocks below $1 billion in market cap are not purchased in the Portfolio. If a stock falls below $1 billion after purchase, it will be considered a candidate for sale, but will not be automatically sold. This Sub-advisor will seek to buy a stock when it believes that it has an information advantage around the longer-term earnings prospects or fundamentals of a company relative to the rest of the market, or when it believes there has been a stock price overreaction as a result of incremental news creating a near-term opportunity. J.P. Morgan will seek to sell a stock when its investment thesis has proven correct and the stock price has reacted as expected, it no longer believes its investment thesis will come to fruition, or a better risk-adjusted investment opportunity has been identified within the sector.

TEMPORARY INVESTMENTS:

In periods of uncertain market and economic conditions, the Portfolio may assume a defensive position with up to 100% of its assets temporarily held in cash. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective may be limited.

The following replaces the discussion pertaining to the AST Hotchkis & Wiley Large-Cap Growth Portfolio in the section of the prospectus titled "Management of the Trust--Sub-advisors:"

J.P. MORGAN INVESTMENT MANAGEMENT INC. (J.P. Morgan), 522 Fifth Avenue, New York, NY 10036, serves as the Sub-advisor for approximately 25% of the assets of the Portfolio. J.P. Morgan is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of March 31, 2005, J.P. Morgan and its affiliated companies had approximately $790 billion in assets under management worldwide.

Raffaele Zingone and Terance Chen are primarily responsible for the day-to-day management of the Portfolio, and Cristian Posada is responsible for product management and client servicing across J.P. Morgan's large cap equity spectrum of products. Mr. Zingone, Vice President of J.P. Morgan, is a portfolio manager in the U.S. Equity Group. He joined J.P. Morgan in 1999, and holds a B.A. in mathematics and economics from the College of the Holy Cross, an M.B.A. in finance from New York University, and is Chartered Financial Analyst (CFA).
Mr. Chen, Vice President of J.P. Morgan, is a portfolio manager in the U.S. Equity Group. Mr. Chen joined J.P. Morgan in 1994, and holds a B.S. in finance and information systems from New York University's Stern School of Business, and is a CFA. Mr. Posada, Vice President of J.P. Morgan, is a client portfolio manager in the U.S. Equity Group. He joined J.P. Morgan in 1991, and holds a B.A. in economics from Columbia University, and is CFA. Mr. Zingone and Mr. Posada have managed the portfolio since December 2005.

HOTCHKIS & WILEY CAPITAL MANAGEMENT, LLC ("Hotchkis & Wiley"), 725 South Figueroa Street, Suite 3900, Los Angeles, California 90017-5439, serves as the Sub-Advisor for approximately 75% of the assets of the Portfolio. Hotchkis & Wiley is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are employees of Hotchkis & Wiley, and Stephens Group, Inc. and affiliates, which is a diversified holding company. As of March 31, 2005, Hotchkis & Wiley managed approximately $22.4 billion in domestic value equity assets for institutional and mutual fund investors.

Hotchkis & Wiley also manages institutional separate accounts and is the advisor and sub-advisor to other mutual funds. The investment process is the same for similar accounts, including the Portfolio and is driven by team-oriented, in-depth, fundamental research. The investment research staff is organized by industry coverage and supports all of the accounts managed in each of the sub-advisor's investment strategies. Weekly research meetings provide a forum where analysts and portfolio managers discuss current investment ideas within their assigned industries. Generally, the entire investment team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio's current composition, and the relative value of alternative investments. The culmination of this process is the formation of a "target portfolio" for each investment strategy representing the best investment ideas with appropriate weights for each of the holdings.

Although the Portfolio is managed by Hotchkis & Wiley's investment team, Hotchkis & Wiley has identified the following five portfolio managers as those having the most significant responsibility for the Portfolio's assets: Sheldon Lieberman, George Davis, Joe Huber, Patricia McKenna, and Stan Majcher This list does not include all members of the investment team.

Mr. Lieberman participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He has authority to direct trading activity on the Portfolio. Mr. Lieberman, currently Principal and Portfolio Manager of Hotchkis & Wiley, joined Hotchkis & Wiley in 1994 as Portfolio Manager and Analyst.

Mr. Davis participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He has authority to direct trading activity on the Portfolio. Mr. Davis, currently Principal, Portfolio Manager and Chief Executive Officer of Hotchkis & Wiley, joined Hotchkis & Wiley in 1988 as Portfolio Manager and Analyst.

Mr. Huber participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He is jointly responsible for the day-to-day management of the Portfolio's cash flows, which includes directing the Portfolio's purchases and sales to ensure that the Portfolio's holdings remain reflective of the "target portfolio." Mr. Huber, currently Principal, Portfolio Manager and Director of Research of Hotchkis & Wiley, joined Hotchkis & Wiley in 2000 as Portfolio Manager and Analyst and soon thereafter became the Director of Research.

Ms. McKenna participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. She has authority to direct trading activity on the Fund. Ms. McKenna, currently Principal and Portfolio Manager of Hotchkis & Wiley, joined Hotchkis & Wiley in 1995 as Portfolio Manager and Analyst.

Mr. Majcher participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He is jointly responsible for the day-to-day management of the Portfolio's cash flows, which includes directing the Portfolio's purchases and sales to ensure that the Portfolio's holdings remain reflective of the "target portfolio." Mr. Majcher, currently Principal and Portfolio Manager of Hotchkis & Wiley, joined Hotchkis & Wiley in 1996 as Analyst and became Portfolio Manager in 1999.

C. EFFECTIVE ON OR ABOUT DECEMBER 5, 2005, T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE") WILL REPLACE ALLIANCE CAPITAL MANAGEMENT ("ALLIANCE") AS SUBADVISER TO THE AST ALLIANCEBERNSTEIN LARGE-CAP GROWTH PORTFOLIO. EFFECTIVE ON OR ABOUT DECEMBER 5, 2005, THE NAME OF THE PORTFOLIO WILL CHANGE TO THE AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO.

The following replaces the discussion of the AST AllianceBernstein Large-Cap Growth Portfolio in the section of the prospectus titled "Risk/Return Summary-- Principal Investment Strategies:"

The AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (formerly, the AST AllianceBernstein Large-Cap Growth Portfolio) takes a growth approach to investment selection and normally invests at least 80% of its net assets in the common stocks of large companies. A large company is defined as one whose market cap is larger than the median market cap of companies in the Russell 1000 Growth Index, a widely used benchmark of the largest domestic growth stocks (the median market cap as of December 31, 2004, was $4,366 million, and is subject to change). The market capitalization of the companies in the fund's portfolio and the Russell index changes over time; the Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization falls below this level. The Sub-advisor generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, the Sub-advisor believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, the Portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with the Portfolio's objectives.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The following replaces the discussion of the AST AllianceBernstein Large-Cap Growth Portfolio in the section of the prospectus titled "Investment Objectives and Policies:"

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE: The investment objective of the Portfolio is to seek long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

Because the Portfolio invests primarily in stocks, the Portfolio is subject to the risks associated with stock investments, and the Portfolio's share price therefore may fluctuate substantially. The Portfolio's share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Portfolio (for example, poor earnings, loss of major customers, availability of basic resources or supplies, major litigation against a company, or changes in governmental regulation affecting an industry). The Portfolio's focus on large, more-established companies may mean that its level of risk is lower than a fund investing primarily in smaller companies. Because the Portfolio invests in a smaller number of securities than many other funds, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's share price.

OTHER INVESTMENTS:

In addition to investing in equity securities, the Portfolio also may:

-- invest up to 20% of its net assets in convertible securities;

-- invest up to 5% of its net assets in rights or warrants;

-- invest up to 15% of its total assets in foreign securities;

-- purchase and sell exchange-traded index options and stock index futures contracts; and

-- write covered exchange-traded call options on its securities up to 15% of its total assets, and purchase exchange-traded call and put options on common stocks up to, for all options, 10% of its total assets.

American Depositary Receipts (ADRs) are not considered foreign securities for purposes of the 15% limitation set forth above and may be purchased by the Portfolio.

For additional information on the types of investments other than common stocks in which the Portfolio may invest, see the Prospectus under "Certain Risk Factors and Investment Methods."

TEMPORARY INVESTMENTS. Although it does not expect to do so ordinarily, when business or financial conditions warrant the Portfolio may assume a temporary defensive position and invest in high-grade, short-term, fixed-income securities (which may include U.S. Government securities) or hold its assets in cash. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

The following replaces the discussion of the AST AllianceBernstein Large-Cap Growth Portfolio in the section of the prospectus titled "Management of the Trust--Sub-advisors:"

T. ROWE PRICE, 100 East Pratt Street, Baltimore, Maryland 21202, serves as the Sub-advisor for the AST T. Rowe Price Large-Cap Growth Portfolio. As of March 31, 2005, T. Rowe Price managed approximately $235.9 billion in assets. Robert
W. Sharps is responsible for the day-to-day management of the Portfolio.

Robert Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also the lead Portfolio Manager on the Large-Cap Growth Strategy Team in the Equity Division. Mr. Sharps serves as Executive
Vice President and an Investment Advisory Committee member of the Growth Stock Fund. In addition, Mr. Sharps is a Vice President and Investment Advisory Committee member of the Blue Chip Growth Fund, Financial Services Fund, Growth & Income Fund, and New America Growth Fund. He is also a member of the Investment Advisory Committee of the Tax-Efficient Growth Fund. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a B.S., summa cum laude, in Accounting from Towson University and an M.B.A. in Finance from the Wharton School, University of Pennsylvania. Mr. Sharps has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.

D. EFFECTIVE ON OR ABOUT DECEMBER 5, 2005, EARNEST PARTNERS LLC ("EARNEST") AND WEDGE CAPITAL MANAGEMENT, LLP ("WEDGE") WILL REPLACE GAMCO INVESTORS, INC. ("GAMCO") AS SUB-ADVISORS TO THE AST GABELLI ALL-CAP VALUE PORTFOLIO. EFFECTIVE ON OR ABOUT DECEMBER 5, 2005, THE NAME OF THE PORTFOLIO WILL CHANGE TO THE AST MID-CAP VALUE PORTFOLIO.

The following replaces the discussion of the AST Gabelli All-Cap Value Portfolio in the section of the prospectus titled "Risk/Return Summary--Principal Investment Strategies:"

The AST MID-CAP VALUE PORTFOLIO (formerly, the AST Gabelli All-Cap Value Portfolio) will generally invest at least 80% of its net assets in the equity securities of mid-cap companies. This strategy is not a fundamental investment policy and may be modified in response to market events or new regulatory requirements. In the event that the Portfolio intends to change its policy to invest 80% in mid-cap companies, it will provide at least 60 days notice to shareholders. For purposes of the Portfolio, mid-capitalization companies are generally those that have market capitalizations, at the time of purchase, within the range of companies included in the Russell Mid Cap Value Index during the previous 12-months based on month-end data. The market capitalization range of the Russell Mid Cap Value Index changes constantly, but as of May 31, 2005, the range was from $500 million to $39 billion.

In making stock selections, the Portfolio strives to earn a 10% real rate of return but there is no guarantee that this target return will be achieved. Although each Sub-advisor will follow the Portfolio's policy of investing, under normal circumstances, primarily in readily marketable equity securities, each Sub-advisor expects to utilize different investment strategies to achieve the Portfolio's objective of capital growth. The current asset allocations and principal investment strategies for the Sub-advisors is summarized below:

WEDGE CAPITAL MANAGEMENT, LLP is responsible for managing approximately 50% of the Portfolio's assets. This Sub-advisor normally employs a traditional value style bottom-up investment discipline that is intended to help identify stocks that are undervalued relative to their long term normalized earnings capability. WEDGE first employs two proprietary, fundamentally based screening models, using publicly available data on all eligible companies. The Fundamental Value Model identifies those stocks with the greatest potential for profit, based on projected earnings quality, dividend yields, and forward price/earnings ratios. In an effort to avoid financially unsound companies, WEDGE then employs the Financial Quality Model, which focuses on liquidity, profitability, and leverage factors. Stocks are ranked by both models for relative attractiveness, with approximately 37% of the initial universe becoming eligible for subsequent research.

Finally, WEDGE focuses on those companies that meet its value and financial parameters. WEDGE's research analysts employ comprehensive qualitative analysis to identify stocks with unrecognized value. Areas of emphasis include independent earnings forecasts and financial statement analysis, an evaluation of free cash flow generation and return on invested capital, absolute and relative valuations, industry analysis and competitive positioning along with an in-depth assessment of company management. All potential additions to the Portfolio are reviewed and approved by the firm's Investment Policy Committee. The decision to sell a stock is as highly disciplined as the decision to buy. Stocks are sold when fair valuation is reached, the original investment thesis has deteriorated, an upgrade opportunity develops or, with limited flexibility when warranted, the stock's Fundamental Value Model ranking falls to a predetermined level.

EARNEST PARTNERS, LLC is responsible for managing approximately 50% of the Portfolio's assets. This Sub-advisor normally employs a fundamental, bottom-up investment process. The first step in EARNEST's investment process is to screen the relevant universe to identify stocks that are likely to outperform based on their financial characteristics and the current environment. Using an approach called Return Pattern Recognition O, the Sub-advisor seeks to identify the financial and market characteristics that have been in place when an individual company has produced outstanding performance. These characteristics include valuation measures, market trends, operating trends, growth measures, profitability measures, and macroeconomics. The Sub-advisor screens thousands of companies and select for an in-depth fundamental review those exhibiting the set of characteristics that it believes indicate outperformance. The screening process allows the Sub-advisor to review thousands of companies and focus on those considered the best prospects.

Next, the approximately 150 best companies identified in the screening process are put through a second more rigorous review. In this step, EARNEST develops and tests an investment thesis for each company. The test generally includes conversations with the company's management team and industry specialists, review of the company's financial reports, analysis of industry and company-specific studies, and independent field research. The Sub-advisor seeks companies in attractive industries with developed strategies, talented and honest management teams, sufficient funding, and strong financial results. The Sub-advisor eliminates from consideration any company that does not pass an exhaustive fundamental analysis.

The final step in EARNEST's investment process is to construct a portfolio that includes those stocks expected to have the best performance and that effectively manages the risk of meaningfully underperforming the assigned benchmark. The Sub-advisor uses a statistical approach called downside deviation to measure and then constrain the likelihood of significantly underperforming the benchmark. Using this information, the Sub-advisor selects investments that blend together to manage downside risk. The result is a client portfolio of approximately 60 stocks with high-expected excess returns and limited risk of meaningful underperformance. This Sub-advisor expects to focus on purchasing companies that have a market capitalization at the time of purchase between $1 and $10 billion, and expects to typically sell holdings whose market capitalizations have grown to more than twice the upper limit for purchase (i.e., whose market capitalization have grown to $20 billion).

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or re-deploy assets into more promising opportunities.

The following replaces the discussion of the AST Gabelli All-Cap Value Portfolio in the section of the prospectus titled "Investment Objectives and Policies:"

AST MID-CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE: The investment objective of the Portfolio is to provide capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.

PRINCIPAL INVESTMENT POLICIES AND RISKS:

The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in mid-capitalization companies. The 80% requirement applies at the time the Portfolio invests its assets. For purposes of the Portfolio, mid-capitalization companies are generally those that have market capitalizations, at the time of purchase, within the range of companies included in the Russell Mid Cap Value Index during the previous 12-months based on month-end data. The market capitalization range of the Russell Mid Cap Value Index changes constantly, but as of May 31, 2005, the range was from $500 million to $39 billion.

The assets of the Portfolio are independently managed by two Sub-advisors under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Sub-advisors. The allocations will be reviewed by the Investment Managers periodically, and the allocations may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each Sub-advisor will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the Portfolio's assets in mid-capitalization companies, each Sub-advisor expects to utilize different investment strategies to achieve the Portfolio's objective of capital growth. The current asset allocations and principal investment strategies for each of the Sub-advisors is summarized below:

WEDGE CAPITAL MANAGEMENT, LLP is responsible for managing approximately 50% of the Portfolio's assets. This Sub-advisor normally employs a traditional value style bottom-up investment discipline that is intended to help identify stocks that are undervalued relative to their long term normalized earnings capability. WEDGE first employs two proprietary, fundamentally based screening models, using publicly available data on all eligible companies. The Fundamental Value Model identifies those stocks with the greatest potential for profit, based on projected earnings quality, dividend yields, and forward price/earnings ratios. In an effort to avoid financially unsound companies, WEDGE then employs the Financial Quality Model, which focuses on liquidity, profitability, and leverage factors. Stocks are ranked by both models for relative attractiveness, with approximately 37% of the initial universe becoming eligible for subsequent research.

Finally, WEDGE focuses on those companies that meet its value and financial parameters. WEDGE's research analysts employ comprehensive qualitative analysis to identify stocks with unrecognized value. Areas of emphasis include independent earnings forecasts and financial statement analysis, an evaluation of free cash flow generation and return on invested capital, absolute and relative valuations, industry analysis and competitive positioning along with an in-depth assessment of company management. All potential additions to the portfolio are reviewed and approved by the firm's Investment Policy Committee. The Sub-advisor's decision to sell a stock is as highly disciplined as the decision to buy. Stocks are sold when fair valuation is reached, the original investment thesis has deteriorated, an upgrade opportunity develops or, with limited flexibility when warranted, the stock's Fundamental Value Model ranking falls to a predetermined level.

EARNEST PARTNERS, LLC is responsible for managing approximately 50% of the Portfolio's assets. This Sub-advisor expects to focus primarily on companies with a market capitalization between $1 billion and $10 billion at time of purchase. This Sub-advisor normally employs a fundamental, bottom-up investment process. The first step in EARNEST's investment process is to screen the relevant universe to identify stocks that are likely to outperform based on their financial characteristics and the current environment. Using an approach called Return Pattern Recognition O, the Sub-advisor seeks to identify the financial and market characteristics that have been in place when an individual company has produced outstanding performance. These characteristics include valuation measures, market trends, operating trends, growth measures, profitability measures, and macroeconomics. The Sub-advisor screens thousands of companies and selects for an in-depth fundamental review those exhibiting the set of characteristics that it believes indicate outperformance. The screening process allows the Sub-advisor to review thousands of companies and focus on those considered the best prospects.

Next, the approximately 150 best companies identified in the screening process are put through a second more rigorous review. In this step, EARNEST develops and tests an investment thesis for each company. The test generally includes conversations with the company's management team and industry specialists, review of the company's financial reports, analysis of industry and company-specific studies, and independent field research. The Sub-advisor seeks companies in attractive industries with developed strategies, talented and honest management teams, sufficient funding, and strong financial results. The Sub-advisor eliminates from consideration any company that does not pass an exhaustive fundamental analysis.

The final step in EARNEST's investment process is to construct a portfolio that includes those stocks expected to have the best performance and that effectively manages the risk of meaningfully underperforming the assigned benchmark. The Sub-advisor uses a statistical approach called downside deviation to measure and then constrain the likelihood of significantly underperforming the benchmark. Using this information, the Sub-advisor selects investments that blend together to manage downside risk. The result is a client portfolio of approximately 60 stocks with high expected excess returns and limited risk of meaningful underperformance. This Sub-advisor expects to focus on purchasing companies that have a market capitalization at the time of purchase between $1 and $10 billion, and expects to typically sell holdings whose market capitalizations have grown to more than twice the upper limit for purchase (i.e., whose market capitalization have grown to $20 billion).

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or re-deploy assets into more promising opportunities.

As with all stock funds, the Portfolio's share price can fall because of weakness in the securities market as a whole, in particular industries or in specific holdings. Investing in mid-cap companies involves greater risk of loss than is customarily associated with more established companies. Stocks of mid-cap companies may be subject to more abrupt or erratic price movements than larger company stocks. Mid-cap companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. While a value approach to investing is generally considered to involve less risk than a growth approach, investing in value stocks carries the risks that the market will not recognize the stock's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

OTHER INVESTMENTS:

Although the Portfolio will invest primarily in common stocks of U.S mid-capitalization companies,

the Portfolio may invest up to 25% of its total assets in securities of non-US issuers. While the Portfolio does not intend to do so to a significant degree, the Portfolio may enter into futures contracts and related options, and may purchase and sell call and put options on securities and securities indices.
The Portfolio may also invest in warrants to purchase securities, and may engage in short sales "against the box." For additional information on the types of securities in which the Portfolio may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

TEMPORARY INVESTMENTS. When adverse market or economic conditions occur, the Portfolio may temporarily invest all or a portion of its assets in defensive investments. Such investments may include high grade debt securities, obligations of the U.S. Government and its agencies and instrumentalities, and short-term money market instruments. When the Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

The following replaces the discussion of the AST Gabelli All-Cap Value Portfolio in the section of the prospectus titled "Management of the Trust--Sub-advisors:"

EARNEST PARTNERS LLC ("EARNEST") and WEDGE CAPITAL MANAGEMENT, LLP ("WEDGE"), serve as the Sub-advisors for the AST Mid-Cap Value Portfolio.

WEDGE CAPITAL MANAGEMENT, LLP, 301 South College St., Charlotte, North Carolina 28202 serves as Sub-advisor for approximately 50% of the assets of the portfolio. WEDGE is an independent investment advisor owned and operated by 13 General Partners. As of March 31, 2005, WEDGE had approximately $4.992 billion in assets under management. WEDGE utilizes a team approach to managing all of its portfolios. Paul M. VeZolles, Gilbert Gail and John Norman are responsible for the day-to-day management of the Portfolio.

Paul M. VeZolles, CFA, General Partner, is primarily responsible for the day-to-day management of the portfolio. Mr. VeZolles has twenty years of investment experience and is responsible for equity research on companies with market capitalizations between $1.0 billion and $10.0 billion. Prior to joining

WEDGE in 1995, Mr. VeZolles was an Equity Analyst at Palley-Needelman Asset Management in Newport Beach, California, and an Equity Analyst with CMB Investment Counselors in Los Angeles. Mr. VeZolles received his Bachelor of Arts degree in Economics from Indiana University and his Master of Arts in Economics from DePaul University.

Gilbert E. Galle, General Partner, has twenty-seven years of investment experience and is responsible for portfolio management and client service.
Prior to joining WEDGE in 1988, Mr. Galle was a Senior Vice President of Shearson Lehman Hutton responsible for institutional research marketing in their Southeastern Region. He was formerly associated with Bear, Stearns & Co. in Atlanta and Rotan Mosle Inc. in Houston, Texas. Mr. Galle received his Bachelor of Arts degree from Washburn University and is a member of the North Carolina Society of Financial Analysts.

John G. Norman, Executive Vice President, has thirteen years of investment experience and is responsible for portfolio management and client service. Prior to joining WEDGE in 2004, John was a Senior Vice President at Banc of America Capital Management. He was formerly associated with Brown Brothers Harriman, Wheat First Butcher Singer, and William M. Mercer Investment Consulting. Mr. Norman received his Bachelor of Business Administration - Finance from The College of William and Mary.

EARNEST PARTNERS, LLC, 75 14th Street, Suite 2300, Atlanta, GA 30309, serves as Sub-Advisor for approximately 50% of the assets of the portfolio. EARNEST , founded in 1998, is a wholly owned subsidiary of EARNEST Holdings LLC. As of March 31, 2005 had approximately $13.9 billion in assets under management.

Paul Viera, the founder of EARNEST Partners, is primarily responsible for the day-to-day management of the portfolio. Mr. Viera was a Vice President at Bankers Trust in both New York and London. He later joined INVESCO, where he became a Global Partner and senior member of its Investment Committee. Mr. Viera is a member of the Atlanta Society of Financial Analysts and has 24 total years of investment experience. He serves on several boards, including North Carolina Outward Bound. He is also a frequent commentator for several news organizations, such as CNBC, CNNfn, Radio WallStreet and the Atlanta Journal & Constitution. Mr. Viera has a BA in Economics from the University of Michigan and an MBA from Harvard Business School.

II. THIS SECTION OF THE SUPPLEMENT SETS FORTH REVISED INFORMATION WITH RESPECT VARIOUS UPDATES TO THE PROSPECTUS WITH RESPECT TO AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO, AST SMALL-CAP GROWTH PORTFOLIO, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO AND AST LORD ABBETT BOND-DEBENTURE PORTFOLIO.

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------

IN THE SECTION OF THE PROSPECTUS TITLED "RISK/RETURN SUMMARY," SUBTITLED "INTERNATIONAL AND GLOBAL PORTFOLIOS" AND ADDITIONALLY SUBTITLED "PRINCIPAL INVESTMENT STRATEGIES," THE LAST SENTENCE IN THE SECOND PARAGRAPH OF THE DESCRIPTION OF THE AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO IS STRICKEN AND REPLACED WITH THE FOLLOWING:

The Portfolio may invest up to 40% of its total assets in any one country and up to 15% of its total assets in securities of issuers located and operating primarily in emerging market countries.

AST SMALL-CAP GROWTH PORTFOLIO
------------------------------

IN THE SECTION OF THE PROSPECTUS TITLED "RISK/RETURN SUMMARY," SUBTITLED "CAPITAL GROWTH PORTFOLIOS," AND ADDITIONALLY SUBTITLED "PRINCIPAL INVESTMENT STRATEGIES," THE FIRST PARAGRAPH PERTAINING TO THE AST SMALL-CAP GROWTH PORTFOLIO IS STRICKEN AND REPLACED WITH THE FOLLOWING:

The AST SMALL-CAP GROWTH PORTFOLIO (formerly, the AST State Street Research Small-Cap Growth Portfolio) will invest, under normal circumstances, at least 80% of the value of its assets in small-capitalization companies. For purposes of the Portfolio, small-sized companies are those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000 Growth Index at the time of the Portfolio's investment. The size of the companies in the Russell 2000Growth Index and those on which the Sub-advisor intends to focus the Portfolio's investments will change with market conditions. As of December 31, 2004, the average market capitalization of the companies in the Russell 2000 Growth Index was $522 million and the median market capitalization was $1.03 billion. The Sub-advisor uses its own fundamental research, computer models and proprietary measures of growth in determining which stocks to select for the Portfolio. The Sub-advisor's investment strategy seeks to identify stocks of companies which have strong business momentum, earnings growth, and superior management teams, as well as stocks of those companies whose earnings growth potential may not be currently recognized by the market and whose stock may be considered to be underpriced using various financial measurements employed by the Sub-advisor, such as price-to-earnings ratios.

IN THE SECTION OF THE PROSPECTUS TITLED "INVESTMENT OBJECTIVES AND POLICIES," SUBTITLED "AST SMALL-CAP GROWTH PORTFOLIO," AND ADDITIONALLY SUBTITLED "PRINCIPAL INVESTMENT POLICIES AND RISKS", THE SECOND PARAGRAPH IN THE SECTION IS STRICKEN AND REPLACED WITH THE FOLLOWING:

The Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000 Growth Index at the time of the Portfolio's investment. The size of the companies in the Russell 2000 Growth Index and those on which the Sub-advisor intends to focus the Portfolio's investments will change with market conditions.

AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
------------------------------------------

IN THE SECTION OF THE PROSPECTUS TITLED "MANAGEMENT OF THE TRUST" AND SUBTITLED "SUB-ADVISORS," THE FOLLOWING PARAGRAPH OF THE DESCRIPTION OF ALLIANCE CAPITAL MANAGEMENT, L.P., IF PRESENT, IS DELETED:

The day to day management and investment decisions for the AST AllianceBernstein Growth + Value Portfolio are made by the U.S. Value Investment Policy Group, which is comprised of senior U.S. Value Team members and chaired by Marilyn Goldstein Fedak. The U.S. Value Investment Policy Group relies heavily on the fundamental analysis and research of the Advisor's large internal research staff. Ms. Fedak has been Chief Investment Officer--U.S. Value and Equities and an Executive Vice President of Alliance Bernstein since October 2000. From 1993 until October 2000, Ms. Fedak was Chief Investment Officer and Chairman of the U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co., Inc.

AND IS REPLACED BY THE FOLLOWING:

The management of and investment decisions for the AST AllianceBernstein Core Value Portfolio are made by the US Value Investment Policy Group, comprised of senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of the Sub-advisor's large internal research staff. No one person is principally responsible for making recommendations for the Portfolio. The members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Portfolio are: Marilyn Fedak, John Mahedy, John Phillips and Chris Marx.

Ms. Fedak has been CIO-US Value Equities and chairman of the US Value Equity Investment Policy Group since 1993. In 2003, she became head of the Bernstein value equities business. She serves on Alliance's Executive Committee, a group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Ms. Fedak has served on the board of directors of Sanford C. Bernstein & Co., Inc. from 1994 until the combination with Alliance in 2000. Previously, she had been a senior portfolio manager since joining the firm in 1984. Prior to joining Bernstein, Ms. Fedak was a portfolio manager and research analyst at Morgan Guaranty Trust Company from 1972 to 1983. She earned a BA from Smith College and an MBA from Harvard University. Chartered Financial Analyst. Location: New York.

Mr. Mahedy was named Co-CIO-US Value Equities in 2003. He continues to serve as director of research-US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was s senior research analyst in Bernstein's institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001 and the oil-services industry from 1988 to 1991. He also covered oil services at Morgan Stanley for three years in the early 1990s. Mahedy began his career as a senior auditor with Peat Marwick Main. He earned a BS and an MBA from New York University. Certified Public Accountant. Location: New York.

Mr. Phillips is a senior portfolio manager and member of the US Value Equity Investment Policy Group. He is also chairman of Bernstein's Proxy Voting Committee. Before joining Bernstein in 1994, he was chairman of the Investment Committee and chief equity officer at Investment Advisers, Inc. in Minneapolis from 1992 to 1993. Previously, he was at State Street Research and Management Co. in Boston from 1972 to 1992, where he progressed from investment research analyst to vice chairman of the Equity Investment Committee. Mr. Phillips earned a BA from Hamilton College and an MBA from Harvard University. Chartered Financial Analyst. Location: New York.

Mr. Marx is a senior portfolio manager and member of the US Value Equity Investment Policy Group. He joined the firm in 1997 as a research analyst and has covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. Prior to that, he spent six years as a consultant for Deloitte & Touche and the Boston Consulting Group. Mr. Marx earned an AB in economics from Harvard, and an MBA from the Stanford Graduate School of Business. Location: New York.

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
----------------------------------------

IN THE SECTION OF THE PROSPECTUS TITLED "RISK/RETURN SUMMARY," SUBTITLED "FIXED INCOME PORTFOLIOS," AND ADDITIONALLY SUBTITLED "PRINCIPAL INVESTMENT STRATEGIES," THE LAST SENTENCE IN THE SECOND PARAGRAPH OF THE DESCRIPTION OF THE AST LORD ABBETT BOND-DEBENTURE PORTFOLIO IS STRICKEN AND REPLACED WITH THE
FOLLOWING:

Although the Portfolio expects to maintain a weighted average maturity in the range of five to twelve years, there are no maturity restrictions on the overall portfolio or on individual securities.

                             AMERICAN SKANDIA TRUST

      SUPPLEMENT DATED AUGUST 15, 2005 TO THE PROSPECTUS DATED MAY 1, 2005

This supplement sets forth the changes to the American Skandia Trust ("AST" or the "Trust") Prospectus dated May 1, 2005. All of the Portfolios discussed in this supplement may not be available under your variable contract. For more information about the Portfolios available under your contract, please refer to your contract prospectus. The following should be read in conjunction with the AST Prospectus and should be retained for future reference.

THIS SUPPLEMENT SETS FORTH CHANGES TO THE PROSPECTUS WITH RESPECT TO FEES AND EXPENSES OF THE PORTFOLIOS.

The following is added to footnote (3) of the table captioned "Annual Fund Operating Expenses" in the section of the prospectus captioned "Fees and Expenses of the Portfolios":

     Effective for the periods July 1, 2005 through December 31, 2005 and January 1, 2006 through June 30, 2006, the Investment Managers have voluntarily agreed to waive a portion of their management fee, or to waive a portion or all of their management fee and reimburse expenses if necessary to limit total expenses, for certain Portfolios as described in the table below. Had such management fee waivers or total expense limits been in place at year-end, annual operating expenses for the year ended December 31, 2004 would have been as given in the following table:

                        [continued on next page]

----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                         VOLUNTARY                  VOLUNTARY                      TOTAL ANNUAL
                                                  MANAGEMENT FEE             MANAGEMENT FEE                 OPERATING EXPENSES
                                                  WAIVER EFFECTIVE           WAIVER AND EXPENSE             HAD MANAGEMENT
                                                  JULY 1, 2005               REIMBURSEMENT, IF              FEE WAIVER OR TOTAL
                                                  THROUGH                    NECESSARY, TO LIMIT            EXPENSE LIMIT, AS
                                                  DECEMBER 31, 2005          TOTAL EXPENSES (AS %           APPLICABLE, EFFECTIVE
                                                  (AS % OF PORTFOLIO         OF PORTFOLIO ASSETS)           7/1/05 BEEN IN PLACE
                                                  ASSETS)                    EFFECTIVE JULY 1, 2005         AT YEAR-END 12/31/04
                                                                             THROUGH DECEMBER 31,           (AS % OF PORTFOLIO
                                                                             2005                           ASSETS)
==================================================================================================================================
AST American Century Strategic Balanced           None                       N/A                            1.12%
----------------------------------------------------------------------------------------------------------------------------------
AST DeAM Small-Cap Growth                         0.01%                      N/A                            1.16%
----------------------------------------------------------------------------------------------------------------------------------
AST MFS Growth                                    0.01%                      N/A                            1.10%
----------------------------------------------------------------------------------------------------------------------------------
AST William Blair International Growth            0.09%                      N/A                            1.17%
----------------------------------------------------------------------------------------------------------------------------------
AST LSV International Value                       0.11%                      N/A                            1.26%
----------------------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth                  None                       N/A                            1.32%
----------------------------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Large-Cap Growth            None                       1.01%                          1.01%
----------------------------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth + Value              None                       1.03%                          1.03%
----------------------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth             None                       0.93%                          0.93%
==================================================================================================================================
AST Small-Cap Growth                              None                       0.95%                          0.95%
----------------------------------------------------------------------------------------------------------------------------------
AST JP Morgan International Equity                None                       1.10%                          1.10%
----------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO                                         VOLUNTARY                  VOLUNTARY                      TOTAL ANNUAL
                                                  MANAGEMENT FEE             MANAGEMENT FEE                 OPERATING EXPENSES
                                                  WAIVER EFFECTIVE           WAIVER AND EXPENSE             HAD MANAGEMENT
                                                  JANUARY 1, 2006            REIMBURSEMENT, IF              FEE WAIVER OR TOTAL
                                                  THROUGH                    NECESSARY, TO LIMIT            EXPENSE LIMIT, AS
                                                  JUNE 30, 2006 (AS %        TOTAL EXPENSES (AS %           APPLICABLE, EFFECTIVE
                                                  OF PORTFOLIO ASSETS)       OF PORTFOLIO ASSETS)           1/1/06 BEEN IN PLACE
                                                                             EFFECTIVE JANUARY 1,           AT YEAR-END 12/31/04
                                                                             2006 THROUGH JUNE 30,          (AS % OF PORTFOLIO
                                                                             2006                           ASSETS)
==================================================================================================================================
AST American Century Strategic Balanced           0.03% up to $1             N/A                            1.09%
                                                  Billion, 0.05%
                                                  over $1 Billion
----------------------------------------------------------------------------------------------------------------------------------
AST DeAM Small-Cap Growth                         0.08%                      N/A                            1.09%
----------------------------------------------------------------------------------------------------------------------------------
AST MFS Growth                                    0.03% up to $1             N/A                            1.08%
                                                  Billion, 0.05%
                                                  over $1 Billion
----------------------------------------------------------------------------------------------------------------------------------
AST William Blair International Growth            0.10%                      N/A                            1.16%
----------------------------------------------------------------------------------------------------------------------------------
AST LSV International Value                       None                       N/A                            1.37%
----------------------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth                  0.03% up to $1             N/A                            1.29%
                                                  Billion, 0.05%
                                                  over $1 Billion
==================================================================================================================================
AST AllianceBernstein Large-Cap Growth            None                       1.05%                          1.05%
----------------------------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth + Value              None                       1.10%                          1.10%
----------------------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth             None                       0.97%                          0.97%
----------------------------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth                              None                       1.09%                          1.09%
----------------------------------------------------------------------------------------------------------------------------------
AST JP Morgan International Equity                None                       1.11%                          1.11%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                         VOLUNTARY                  VOLUNTARY                      TOTAL ANNUAL
                                                  MANAGEMENT FEE             MANAGEMENT FEE                 OPERATING EXPENSES
                                                  WAIVER EFFECTIVE           WAIVER AND EXPENSE             HAD MANAGEMENT
                                                  JULY 1, 2005               REIMBURSEMENT, IF              FEE WAIVER OR TOTAL
                                                  THROUGH                    NECESSARY, TO LIMIT            EXPENSE LIMIT, AS
                                                  DECEMBER 31, 2005          TOTAL EXPENSES (AS %           APPLICABLE, EFFECTIVE
                                                  (AS % OF PORTFOLIO         OF PORTFOLIO ASSETS)           7/1/05 BEEN IN PLACE
                                                  ASSETS)                    EFFECTIVE JULY 1, 2005         AT YEAR-END 12/31/04
                                                                             THROUGH DECEMBER 31,           (AS % OF PORTFOLIO
                                                                             2005                           ASSETS)
----------------------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs High Yield                      None                       0.87%                          0.87%
----------------------------------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture                    None                       0.89%                          0.89%
==================================================================================================================================
AST Alger All-Cap Growth                          0.05% over $500            N/A                            1.38%
                                                  Million
----------------------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty                         None                       N/A                            1.23%
----------------------------------------------------------------------------------------------------------------------------------
AST DeAM Small-Cap Value                          0.13%                      N/A                            1.15%
----------------------------------------------------------------------------------------------------------------------------------
AST Gabelli All-Cap Value                         0.05% over $500            N/A                            1.21%
                                                  Million
----------------------------------------------------------------------------------------------------------------------------------
AST Hotchkiss & Wiley Large-Cap Value             0.05% over $1              N/A                            0.94%
                                                  Billion
----------------------------------------------------------------------------------------------------------------------------------
AST Marisco Capital Growth                        0.03% over $1              N/A                            1.06%
                                                  Billion
----------------------------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value                None                       N/A                            1.10%
----------------------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation                0.05% over $1              N/A                            1.12%
                                                  Billion
----------------------------------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond                   0.05% over $1              N/A                            0.82%
                                                  Billion
----------------------------------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond                       None                       N/A                            0.81%
----------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO                                         VOLUNTARY                VOLUNTARY                   TOTAL ANNUAL
                                                  MANAGEMENT FEE           MANAGEMENT FEE              OPERATING EXPENSES
                                                  WAIVER EFFECTIVE         WAIVER AND EXPENSE          HAD MANAGEMENT
                                                  JANUARY 1, 2006          REIMBURSEMENT, IF           FEE WAIVER OR TOTAL
                                                  THROUGH                  NECESSARY, TO LIMIT         EXPENSE LIMIT, AS
                                                  JUNE 30, 2006 (AS %      TOTAL EXPENSES (AS %        APPLICABLE, EFFECTIVE
                                                  OF PORTFOLIO ASSETS)     OF PORTFOLIO ASSETS)        1/1/06 BEEN IN PLACE
                                                                           EFFECTIVE JANUARY 1,        AT YEAR-END 12/31/04
                                                                           2006 THROUGH JUNE 30,       (AS % OF PORTFOLIO
                                                                           2006                        ASSETS)
----------------------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs High Yield                       None                     0.90%                       0.90%
----------------------------------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture                     None                     0.90%                       0.90%
==================================================================================================================================
AST Alger All-Cap Growth                           0.05% over $500          N/A                         1.38%
                                                   Million
----------------------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty                          None                     N/A                         1.23%
----------------------------------------------------------------------------------------------------------------------------------
AST DeAM Small-Cap Value                           0.13%                    N/A                         1.15%
----------------------------------------------------------------------------------------------------------------------------------
AST Gabelli All-Cap Value                          0.05% over $500          N/A                         1.21%
                                                   Million
----------------------------------------------------------------------------------------------------------------------------------
AST Hotchkiss & Wiley Large-Cap Value              0.05% over $1            N/A                         0.94%
                                                   Billion
----------------------------------------------------------------------------------------------------------------------------------
AST Marisco Capital Growth                         0.03% over $1            N/A                         1.06%
                                                   Billion
----------------------------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value                 None                     N/A                         1.10%
----------------------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation                 0.05% over $1            N/A                         1.12%
                                                   Billion
----------------------------------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond                    0.05% over $1            N/A                         0.82%
                                                   Billion
----------------------------------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond                        None                     N/A                         0.81%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                         VOLUNTARY                 VOLUNTARY                    TOTAL ANNUAL
                                                  MANAGEMENT FEE            MANAGEMENT FEE               OPERATING EXPENSES
                                                  WAIVER EFFECTIVE          WAIVER AND EXPENSE           HAD MANAGEMENT
                                                  JULY 1, 2005              REIMBURSEMENT, IF            FEE WAIVER OR TOTAL
                                                  THROUGH                   NECESSARY, TO LIMIT          EXPENSE LIMIT, AS
                                                  DECEMBER 31, 2005         TOTAL EXPENSES (AS %         APPLICABLE, EFFECTIVE
                                                  (AS % OF PORTFOLIO        OF PORTFOLIO ASSETS)         7/1/05 BEEN IN PLACE
                                                  ASSETS)                   EFFECTIVE JULY 1, 2005       AT YEAR-END 12/31/04
                                                                            THROUGH DECEMBER 31,         (AS % OF PORTFOLIO
                                                                            2005                         ASSETS)
----------------------------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth               0.05% up to $1            N/A                          1.16%
                                                  Billion
----------------------------------------------------------------------------------------------------------------------------------
AST DeAM Large-Cap                                None                      1.25%*                       1.11%
Value
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                         VOLUNTARY                VOLUNTARY                   TOTAL ANNUAL
                                                  MANAGEMENT FEE           MANAGEMENT FEE              OPERATING EXPENSES
                                                  WAIVER EFFECTIVE         WAIVER AND EXPENSE          HAD MANAGEMENT
                                                  JANUARY 1, 2006          REIMBURSEMENT, IF           FEE WAIVER OR TOTAL
                                                  THROUGH                  NECESSARY, TO LIMIT         EXPENSE LIMIT, AS
                                                  JUNE 30, 2006 (AS %      TOTAL EXPENSES (AS %        APPLICABLE, EFFECTIVE
                                                  OF PORTFOLIO ASSETS)     OF PORTFOLIO ASSETS)        1/1/06 BEEN IN PLACE
                                                                           EFFECTIVE JANUARY 1,        AT YEAR-END 12/31/04
                                                                           2006 THROUGH JUNE 30,       (AS % OF PORTFOLIO
                                                                           2006                        ASSETS)
----------------------------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth               0.05% up to $1           N/A                         1.16%
                                                  Billion
----------------------------------------------------------------------------------------------------------------------------------
AST DeAM Large-Cap                                None                     1.25%*                      1.11%
Value
----------------------------------------------------------------------------------------------------------------------------------

     *Total Expense limit using expense reimbursement, only.

                                TABLE OF CONTENTS

                             AMERICAN SKANDIA TRUST

   o  LETTER TO CONTRACT HOLDERS

   o  FEES AND EXPENSES TABLE

   o  FINANCIAL REPORTS
      A1 Financial Statements
      B1 Schedule of Investments
      C1 Notes to Financial Statements
      D1 Financial Highlights
      E1 Management of the American Skandia Trust

   o  APPROVAL OF ADVISORY AGREEMENTS

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

July 29, 2005                                     AMERICAN
                                                  SKANDIA
                                                  ------------------------------
                                                  A Prudential Financial Company
Dear Contract Holder:

We hope that you find the semiannual report for the American Skandia Trust a valuable source of information about your investments. Your success is important to us.

With this in mind, we recommend that you periodically review your financial objectives with your investment professional. It is important to ensure that you have a diversified investment plan that reflects your reasons for investing, personal investment horizon, and risk tolerance. Diversification also can be a key to successful investing for retirement. By dividing your investments among a number of different investment options with varying behavior patterns, you may better position yourself for potential market fluctuations.

At Prudential, we are committed to helping you grow and protect your wealth by providing financial solutions that meet your needs--today and in the future. We thank you for your confidence in our products.

Sincerely,

/s/ [David R. Odenath, Jr.]

David R. Odenath, Jr.
President,
American Skandia Trust

                        [THIS PAGE INTENTIONALLY LEFT BLANK]

                          FEES AND EXPENSES (UNAUDITED)

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2005 through June 30, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     ANNUALIZED
                                                          BEGINNING PORTFOLIO  ENDING PORTFOLIO    EXPENSE RATIO    EXPENSES PAID
                                                                VALUE              VALUE           BASED ON THE     DURING THE SIX-
AMERICA SKANDIA TRUST PORTFOLIOS                           JANUARY 1, 2005     JUNE 30, 2005      SIX-MONTH PERIOD  MONTH PERIOD*
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                           Actual             $1,000.00           $  976.99            1.10%            $5.39
AST JPMORGAN INTERNATIONAL EQUITY
                                           Hypothetical       $1,000.00           $1,019.34            1.10%            $5.51
-----------------------------------------------------------------------------------------------------------------------------------
                                           Actual             $1,000.00           $  991.42            1.08%            $5.33
AST WILLIAM BLAIR INTERNATIONAL GROWTH
                                           Hypothetical       $1,000.00           $1,019.44            1.08%            $5.41
-----------------------------------------------------------------------------------------------------------------------------------
                                           Actual             $1,000.00           $1,000.30            1.18%            $5.85
AST LSV INTERNATIONAL VALUE
                                           Hypothetical       $1,000.00           $1,018.94            1.18%            $5.91
-----------------------------------------------------------------------------------------------------------------------------------
                                           Actual             $1,000.00           $  973.02            1.30%            $6.36
AST MFS GLOBAL EQUITY
                                           Hypothetical       $1,000.00           $1,018.35            1.30%            $6.51
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     ANNUALIZED
                                                          BEGINNING PORTFOLIO  ENDING PORTFOLIO    EXPENSE RATIO    EXPENSES PAID
                                                                VALUE               VALUE          BASED ON THE     DURING THE SIX-
AMERICA SKANDIA TRUST PORTFOLIOS                           JANUARY 1, 2005     JUNE 30, 2005      SIX-MONTH PERIOD  MONTH PERIOD*
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                           Actual             $1,000.00           $  967.32            1.17%            $5.71
AST SMALL-CAP GROWTH
                                           Hypothetical       $1,000.00           $1,018.99            1.17%            $5.86
-----------------------------------------------------------------------------------------------------------------------------------
                                           Actual             $1,000.00           $  947.29            1.03%            $4.97
AST DEAM SMALL-CAP GROWTh
                                           Hypothetical       $1,000.00           $1,019.69            1.03%            $5.16
-----------------------------------------------------------------------------------------------------------------------------------
                                           Actual             $1,000.00           $1,002.28            1.16%            $5.76
AST FEDERATED AGGRESSIVE GROWTH
                                           Hypothetical       $1,000.00           $1,019.04            1.16%            $5.81
-----------------------------------------------------------------------------------------------------------------------------------
                                           Actual             $1,000.00           $  993.11            1.19%            $5.88
AST GOLDMAN SACHS SMALL-CAP VALUE
                                           Hypothetical       $1,000.00           $1,018.89            1.19%            $5.96
-----------------------------------------------------------------------------------------------------------------------------------
                                           Actual             $1,000.00           $1,020.28            1.07%            $5.36
AST SMALL-CAP VALUE
                                           Hypothetical       $1,000.00           $1,019.49            1.07%            $5.36
-----------------------------------------------------------------------------------------------------------------------------------
                                           Actual             $1,000.00           $1,011.90            1.07%            $5.34
AST DEAM SMALL-CAP VALUE
                                           Hypothetical       $1,000.00           $1,019.49            1.07%            $5.36
-----------------------------------------------------------------------------------------------------------------------------------
                                           Actual             $1,000.00           $  981.90            1.09%            $5.36
AST GOLDMAN SACHS MID-CAP GROWTH
                                           Hypothetical       $1,000.00           $1,019.39            1.09%            $5.46
-----------------------------------------------------------------------------------------------------------------------------------
                                           Actual             $1,000.00           $1,018.99            1.10%            $5.51
AST NEUBERGER BERMAN MID-CAP GROWTH
                                           Hypothetical       $1,000.00           $1,019.34            1.10%            $5.51
-----------------------------------------------------------------------------------------------------------------------------------
                                           Actual             $1,000.00           $1,033.42            1.02%            $5.14
AST NEUBERGER BERMAN MID-CAP VALUE
                                           Hypothetical       $1,000.00           $1,019.74            1.02%            $5.11
-----------------------------------------------------------------------------------------------------------------------------------
                                           Actual             $1,000.00           $1,018.60            1.17%            $5.86
AST ALGER ALL-CAP GROWTH
                                           Hypothetical       $1,000.00           $1,018.99            1.17%            $5.86
-----------------------------------------------------------------------------------------------------------------------------------
                                           Actual             $1,000.00           $1,010.91            1.21%            $6.03
AST GABELLI ALL-CAP VALUE
                                           Hypothetical       $1,000.00           $1,018.79            1.21%            $6.06
-----------------------------------------------------------------------------------------------------------------------------------
                                           Actual             $1,000.00           $1,105.62            1.13%            $5.90
AST T. ROWE PRICE NATURAL RESOURCES
                                           Hypothetical       $1,000.00           $1,019.19            1.13%            $5.66
-----------------------------------------------------------------------------------------------------------------------------------
                                           Actual             $1,000.00           $  990.88            1.09%            $5.38
AST ALLIANCEBERNSTEIN LARGE-CAP GROWTH
                                           Hypothetical       $1,000.00           $1,019.39            1.09%            $5.46
-----------------------------------------------------------------------------------------------------------------------------------
                                           Actual             $1,000.00           $  983.98            1.05%            $5.17
AST MFS GROWTH
                                           Hypothetical       $1,000.00           $1,019.59            1.05%            $5.26
-----------------------------------------------------------------------------------------------------------------------------------
                                           Actual             $1,000.00           $  989.39            1.01%            $4.98
AST MARSICO CAPITAL GROWTH
                                           Hypothetical       $1,000.00           $1,019.79            1.01%            $5.06
-----------------------------------------------------------------------------------------------------------------------------------
                                           Actual             $1,000.00           $  965.78            1.01%            $4.92
AST GOLDMAN SACHS CONCENTRATED GROWTH
                                           Hypothetical       $1,000.00           $1,019.79            1.01%            $5.06
-----------------------------------------------------------------------------------------------------------------------------------
                                           Actual             $1,000.00           $1,015.42            0.99%            $4.95
AST DEAM LARGE-CAP VALUE
                                           Hypothetical       $1,000.00           $1,019.89            0.99%            $4.96
-----------------------------------------------------------------------------------------------------------------------------------
                                           Actual             $1,000.00           $1,034.91            0.88%            $4.44
AST HOTCHKIS & WILEY LARGE-CAP VALUE
                                           Hypothetical       $1,000.00           $1,020.43            0.88%            $4.41
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    ANNUALIZED
                                                          BEGINNING PORTFOLIO  ENDING PORTFOLIO    EXPENSE RATIO    EXPENSES PAID
                                                                VALUE               VALUE          BASED ON THE     DURING THE SIX-
AMERICA SKANDIA TRUST PORTFOLIOS                           JANUARY 1, 2005     JUNE 30, 2005      SIX-MONTH PERIOD  MONTH PERIOD*
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                           Actual             $1,000.00           $  998.21            1.18%            $5.85
AST ALLIANCEBERNSTEIN GROWTH + VALUE
                                           Hypothetical       $1,000.00           $1,018.94            1.18%            $5.91
-----------------------------------------------------------------------------------------------------------------------------------
                                           Actual             $1,000.00           $1,008.48            0.97%            $4.83
AST ALLIANCEBERNSTEIN CORE VALUE
                                           Hypothetical       $1,000.00           $1,019.98            0.97%            $4.86
-----------------------------------------------------------------------------------------------------------------------------------
                                           Actual             $1,000.00           $1,072.00            1.03%            $5.29
AST COHEN & STEERS REALTY
                                           Hypothetical       $1,000.00           $1,019.69            1.03%            $5.16
-----------------------------------------------------------------------------------------------------------------------------------
                                           Actual             $1,000.00           $  981.21            0.76%            $3.73
AST ALLIANCEBERNSTEIN MANAGED INDEX 500
                                           Hypothetical       $1,000.00           $1,021.03            0.76%            $3.81
-----------------------------------------------------------------------------------------------------------------------------------
                                           Actual             $1,000.00           $1,004.22            0.97%            $4.82
AST AMERICAN CENTURY INCOME & GROWTH
                                           Hypothetical       $1,000.00           $1,019.98            0.97%            $4.86
-----------------------------------------------------------------------------------------------------------------------------------
                                           Actual             $1,000.00           $  996.88            0.86%            $4.26
AST ALLIANCEBERNSTEIN GROWTH & INCOME
                                           Hypothetical       $1,000.00           $1,020.53            0.86%            $4.31
-----------------------------------------------------------------------------------------------------------------------------------
                                           Actual             $1,000.00           $1,008.88            0.15%            $0.75
AST GLOBAL ALLOCATION
                                           Hypothetical       $1,000.00           $1,024.05            0.15%            $0.75
-----------------------------------------------------------------------------------------------------------------------------------
                                           Actual             $1,000.00           $1,014.58            1.05%            $5.24
AST AMERICAN CENTURY STRATEGIC BALANCED
                                           Hypothetical       $1,000.00           $1,019.59            1.05%            $5.26
-----------------------------------------------------------------------------------------------------------------------------------
                                           Actual             $1,000.00           $1,003.42            1.04%            $5.17
AST T. ROWE PRICE ASSET ALLOCATION
                                           Hypothetical       $1,000.00           $1,019.64            1.04%            $5.21
-----------------------------------------------------------------------------------------------------------------------------------
                                           Actual             $1,000.00           $  973.92            1.02%            $4.99
AST T. ROWE PRICE GLOBAL BOND
                                           Hypothetical       $1,000.00           $1,019.74            1.02%            $5.11
-----------------------------------------------------------------------------------------------------------------------------------
                                           Actual             $1,000.00           $  995.29            0.96%            $4.75
AST GOLDMAN SACHS HIGH YIELD BOND
                                           Hypothetical       $1,000.00           $1,020.03            0.96%            $4.81
-----------------------------------------------------------------------------------------------------------------------------------
                                           Actual             $1,000.00           $  995.49            0.92%            $4.55
AST LORD ABBETT BOND-DEBENTURE
                                           Hypothetical       $1,000.00           $1,020.23            0.92%            $4.61
-----------------------------------------------------------------------------------------------------------------------------------
                                           Actual             $1,000.00           $1,025.89            0.79%            $3.97
AST PIMCO TOTAL RETURN BOND
                                           Hypothetical       $1,000.00           $1,020.88            0.79%            $3.96
-----------------------------------------------------------------------------------------------------------------------------------
                                           Actual             $1,000.00           $1,008.98            0.74%            $3.69
AST PIMCO LIMITED MATURITY BOND
                                           Hypothetical       $1,000.00           $1,021.12            0.74%            $3.71
-----------------------------------------------------------------------------------------------------------------------------------
                                           Actual             $1,000.00           $1,010.61            0.58%            $2.89
AST MONEY MARKET
                                           Hypothetical       $1,000.00           $1,021.92            0.58%            $2.91
-----------------------------------------------------------------------------------------------------------------------------------

* Portfolio expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended June 30, 2005, and divided by the 365 days in the Portfolio's fiscal year ending December 31, 2005 (to reflect the six-month period).

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                -------------------------------------------------
                   AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
                -------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2005

ASSETS
  Investments, at value (cost $343,975,971) ..........................   $ 383,063,373
  Cash ...............................................................       7,223,175
  Foreign currency, at value (cost $12,838) ..........................          12,366
  Dividends and interest receivable ..................................       1,405,048
  Receivable for capital stock sold ..................................       1,343,695
  Receivable for investments sold ....................................         483,472
  Prepaid expenses ...................................................           3,949
                                                                         -------------
     Total Assets ....................................................     393,535,078
                                                                         -------------
LIABILITIES
  Advisory fees payable ..............................................         133,265
  Accrued expenses and other liabilities .............................          31,631
  Deferred trustees' fees ............................................           7,559
  Shareholder servicing fees payable .................................           2,171
                                                                         -------------
     Total Liabilities ...............................................         174,626
                                                                         -------------

NET ASSETS ...........................................................   $ 393,360,452
                                                                         =============
  Net assets were comprised of:
     Common stock, at $.001 par value ................................   $      22,243
     Paid-in capital in excess of par ................................     468,605,190
                                                                         -------------
                                                                           468,627,433
  Undistributed net investment income ................................       4,328,071
  Accumulated net realized loss on investments .......................    (118,639,515)
  Net unrealized appreciation on investments and foreign currencies ..      39,044,463
                                                                         -------------
  Net assets, June 30, 2005 ..........................................   $ 393,360,452
                                                                         =============
Net asset value and redemption price per share,
  $393,360,452/22,241,008 outstanding shares of common stock .........   $       17.69
                                                                         =============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2005

INVESTMENT INCOME
  Dividends (net of $899,585 foreign withholding tax) ................    $  6,411,981
  Interest ...........................................................          90,845
                                                                          ------------
                                                                             6,502,826
                                                                          ------------
EXPENSES
  Advisory fees ......................................................       1,726,726
  Shareholder servicing fees and expenses ............................         196,581
  Administration and accounting fees .................................         157,000
  Custodian's fees and expenses ......................................          51,000
  Audit fee ..........................................................          10,000
  Trustees' fees .....................................................           6,000
  Insurance expenses .................................................           4,000
  Legal fees and expenses ............................................           3,000
  Miscellaneous ......................................................          12,889
                                                                          ------------
     Total expenses ..................................................       2,167,196
                                                                          ------------
NET INVESTMENT INCOME ................................................       4,335,630
                                                                          ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
     Investment transactions .........................................       1,959,232
     Foreign currency transactions ...................................         (39,896)
                                                                          ------------
                                                                             1,919,336
                                                                          ------------
  Net change in unrealized appreciation (depreciation) on:
     Investments .....................................................     (14,802,723)
     Foreign currencies ..............................................         (80,515)
                                                                          ------------
                                                                           (14,883,238)
                                                                          ------------
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES .......................     (12,963,902)
                                                                          ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .................    $ (8,628,272)
                                                                          ============

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                        SIX MONTHS ENDED           YEAR ENDED
                                                                         JUNE 30, 2005          DECEMBER 31, 2004
                                                                        ----------------        -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income ..............................................    $  4,335,630             $  4,288,266
  Net realized gain on investments and foreign currencies ............       1,919,336               69,315,410
  Net change in unrealized appreciation (depreciation)
     on investments and foreign currencies ...........................     (14,883,238)             (21,928,683)
                                                                          ------------             ------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS .................................................      (8,628,272)              51,674,993
                                                                          ------------             ------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income ...............................      (4,437,202)              (3,597,872)
                                                                          ------------             ------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [3,934,890 and 3,877,910 shares,
     respectively] ...................................................      70,410,523               66,608,802
  Capital stock issued in reinvestment of dividends
     [248,583 and 229,018 shares, respectively] ......................       4,437,202                3,597,872
  Capital stock repurchased [2,672,708 and 4,820,971
     shares, respectively] ...........................................     (47,982,200)             (77,762,221)
                                                                          ------------             ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
     STOCK TRANSACTIONS ..............................................      26,865,525               (7,555,547)
                                                                          ------------             ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..............................      13,800,051               40,521,574
NET ASSETS:
  Beginning of period ................................................     379,560,401              339,038,827
                                                                          ------------             ------------
  End of period(a) ...................................................    $393,360,452             $379,560,401
                                                                          ============             ============
  (a) Includes undistributed net investment income of ................    $  4,328,071             $  4,429,643
                                                                          ------------             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A1

                ------------------------------------------------
                AST WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
                ------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2005

ASSETS
  Investments, at value (cost $1,210,394,988) ........................    $1,382,376,516
  Cash ...............................................................        76,660,620
  Foreign currency, at value (cost $2,705,032) .......................         2,648,877
  Receivable for capital stock sold ..................................        11,220,378
  Dividends and interest receivable ..................................         3,788,261
  Prepaid expenses ...................................................            13,047
                                                                          --------------
     Total Assets ....................................................     1,476,707,699
                                                                          --------------
LIABILITIES
  Payable for investments purchased ..................................        35,347,506
  Advisory fees payable ..............................................           375,852
  Withholding tax payable ............................................           136,141
  Accrued expenses and other liabilities .............................            23,291
  Deferred trustees' fees ............................................            18,941
  Shareholder servicing fees payable .................................             7,903
                                                                          --------------
     Total Liabilities ...............................................        35,909,634
                                                                          --------------
NET ASSETS ...........................................................    $1,440,798,065
                                                                          ==============
  Net assets were comprised of:
     Common stock, at $.001 par value ................................    $      122,291
     Paid-in capital in excess of par ................................     1,491,940,046
                                                                          --------------
                                                                           1,492,062,337
  Distributions in excess of net investment income ...................        (6,679,724)
  Accumulated net realized loss on investments .......................      (216,304,226)
  Net unrealized appreciation on investments and foreign currencies ..       171,719,678
                                                                          --------------
  Net assets, June 30, 2005 ..........................................    $1,440,798,065
                                                                          ==============
Net asset value and redemption price per share,
  $1,440,798,065/122,291,435 outstanding shares of common stock ......    $        11.78
                                                                          ==============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2005

INVESTMENT INCOME
  Dividends (net of $1,770,786 foreign withholding tax) ..............    $ 15,614,742
                                                                          ------------
EXPENSES
  Advisory fees ......................................................       6,701,688
  Shareholder servicing fees and expenses ............................         670,169

  Custodian's fees and expenses ......................................         336,000
  Administration and accounting fees .................................         243,000
  Insurance expenses .................................................          17,000
  Audit fee ..........................................................          10,000
  Trustees' fees .....................................................           8,000
  Legal fees and expenses ............................................           7,000
  Miscellaneous ......................................................          20,120
                                                                          ------------
     Total operating expenses ........................................       8,012,977
  Loan interest expense (Note 7) .....................................           2,034
  Less: advisory fee waivers and expense reimbursements ..............        (757,308)
                                                                          ------------
     Net expenses ....................................................       7,257,703
                                                                          ------------
NET INVESTMENT INCOME ................................................       8,357,039
                                                                          ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
     Investment transactions .........................................      76,534,335
     Foreign currency transactions ...................................        (902,799)
                                                                          ------------
                                                                            75,631,536
                                                                          ------------
  Net change in unrealized appreciation (depreciation) on:
     Investments .....................................................     (93,328,861)
     Foreign currencies ..............................................      (1,404,515)
                                                                          ------------
                                                                           (94,733,376)
                                                                          ------------
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES .......................     (19,101,840)
                                                                          ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .................    $(10,744,801)
                                                                          ============

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                        SIX MONTHS ENDED           YEAR ENDED
                                                                         JUNE 30, 2005          DECEMBER 31, 2004
                                                                        ----------------        -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income ..............................................   $    8,357,039           $    3,180,692
  Net realized gain on investments and foreign currencies ............       75,631,536               74,331,631
  Net change in unrealized appreciation (depreciation) on
     investments and foreign currencies ..............................      (94,733,376)             108,451,270
                                                                         --------------           --------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS .................................................      (10,744,801)             185,963,593
                                                                         --------------           --------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income ...............................      (14,181,104)              (7,604,485)
                                                                         --------------           --------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [14,751,865 and 28,858,342
     shares, respectively] ...........................................      172,703,767              348,003,898
  Capital stock issued in reinvestment of dividends
     [1,217,264 and 722,172 shares, respectively] ....................       14,181,104                7,604,485
  Net asset value of shares issued in merger
     [0 and 35,850,785, respectively] (Note 9) .......................               --              371,141,306
  Capital stock repurchased [5,497,880 and 15,035,523
     shares, respectively] ...........................................      (64,039,704)            (203,778,980)
                                                                         --------------           --------------
  INCREASE IN NET ASSETS RESULTING FROM CAPITAL
     STOCK TRANSACTIONS ..............................................      122,845,167              522,970,709
                                                                         --------------           --------------
TOTAL INCREASE IN NET ASSETS .........................................       97,919,262              701,329,817
NET ASSETS:
  Beginning of period ................................................    1,342,878,803              641,548,986
                                                                         --------------           --------------
  End of period ......................................................   $1,440,798,065           $1,342,878,803
                                                                         ==============           ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A2

                      -------------------------------------
                      AST LSV INTERNATIONAL VALUE PORTFOLIO
                      -------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2005

ASSETS
  Investments, at value (cost $182,125,966) ..........................   $ 187,704,339
  Cash ...............................................................         857,425
  Foreign currency, at value (cost $1,567,568) .......................       1,552,798
  Dividends and interest receivable ..................................         726,643
  Receivable for capital stock sold ..................................         452,013
  Receivable for investments sold ....................................          61,000
  Prepaid expenses ...................................................           2,109
                                                                         -------------
     Total Assets ....................................................     191,356,327
                                                                         -------------
LIABILITIES
  Advisory fees payable ..............................................         106,675
  Accrued expenses and other liabilities .............................          52,169
  Payable for investments purchased ..................................          33,211
  Deferred trustees' fees ............................................           3,028
  Shareholder servicing fees .........................................           1,043
                                                                         -------------
     Total Liabilities ...............................................         196,126
                                                                         -------------
NET ASSETS ...........................................................   $ 191,160,201
                                                                         =============
  Net assets were comprised of:
     Common stock, at $.001 par value ................................   $      14,548
     Paid-in capital in excess of par ................................     307,175,634
                                                                         -------------
                                                                           307,190,182
  Undistributed net investment income ................................       2,944,813
  Accumulated net realized loss on investments .......................    (124,517,380)
  Net unrealized appreciation on investments and
     foreign currencies ..............................................       5,542,586
                                                                         -------------
  Net assets, June 30, 2005 ..........................................   $ 191,160,201
                                                                         =============
Net asset value and redemption price per share,
  $191,160,201/14,548,354 outstanding shares of common stock .........   $       13.14
                                                                         =============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2005

INVESTMENT INCOME
  Dividends (net of $690,826 foreign withholding tax) ................   $ 4,239,679
                                                                         -----------
EXPENSES
  Advisory fees ......................................................     1,011,927
  Shareholder servicing fees and expenses ............................       101,193
  Administration and accounting fees .................................       100,000
  Custodian's fees and expenses ......................................        71,000
  Audit fee ..........................................................        10,000
  Trustees' fees .....................................................         6,000
  Legal fees and expenses ............................................         4,000
  Insurance expenses .................................................         2,000
  Miscellaneous ......................................................        29,890
                                                                         -----------
     Total operating expenses ........................................     1,336,010
  Loan interest expense (Note 7) .....................................         6,978

  Less: advisory fee waivers and expense reimbursements ..............      (151,789)
                                                                         -----------
     Net expenses ....................................................     1,191,199
                                                                         -----------
NET INVESTMENT INCOME ................................................     3,048,480
                                                                         -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
     Investment transactions .........................................     1,349,982
     Foreign currency transactions ...................................       (65,115)
                                                                         -----------
                                                                           1,284,867
                                                                         -----------
  Net change in unrealized appreciation (depreciation) on:
     Investments .....................................................    (4,833,893)
     Foreign currencies ..............................................       (51,831)
                                                                         -----------
                                                                          (4,885,724)
                                                                         -----------
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES .......................    (3,600,857)
                                                                         -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .................   $  (552,377)
                                                                         -----------

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                        SIX MONTHS ENDED           YEAR ENDED
                                                                         JUNE 30, 2005          DECEMBER 31, 2004
                                                                        ----------------        -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income ..............................................    $  3,048,480            $  1,862,579
  Net realized gain on investments and foreign currencies ............       1,284,867              41,339,454
  Net change in unrealized appreciation (depreciation) on
     investments and foreign currencies ..............................      (4,885,724)             (9,658,195)
                                                                          ------------            ------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....        (552,377)             33,543,838
                                                                          ------------            ------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income ...............................      (2,852,382)             (2,339,322)
                                                                          ------------            ------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [3,176,609 and 4,474,755
     shares, respectively] ...........................................      42,305,633              52,122,908
  Capital stock issued in reinvestment of dividends
     [215,274 and 208,496 shares, respectively] ......................       2,852,382               2,339,322
  Capital stock repurchased [3,394,501 and 5,562,873
     shares, respectively] ...........................................     (44,259,974)            (64,059,074)
                                                                          ------------            ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
     STOCK TRANSACTIONS ..............................................         898,041              (9,596,844)
                                                                          ------------            ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..............................      (2,506,718)             21,607,672
NET ASSETS:
  Beginning of period ................................................     193,666,919             172,059,247
                                                                          ------------            ------------
  End of period(a) ...................................................    $191,160,201            $193,666,919
                                                                          ============            ============
  (a) Includes undistributed net investment income of ................    $  2,944,813            $  2,748,715
                                                                          ------------            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A3

                         -------------------------------
                         AST MFS GLOBAL EQUITY PORTFOLIO
                         -------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2005

ASSETS
  Investments, at value (cost $140,039,080) ..........................    $158,039,361
  Cash ...............................................................             940
  Receivable for investments sold ....................................       1,131,760
  Receivable for capital stock sold ..................................         434,142
  Dividends and interest receivable ..................................         304,589
  Prepaid expenses ...................................................           1,512
                                                                          ------------
     Total Assets ....................................................     159,912,304
                                                                          ------------
LIABILITIES
  Advisory fees payable ..............................................          61,485
  Accrued expenses and other liabilities .............................          16,448
  Deferred trustees' fees ............................................             877
  Shareholder servicing fees payable .................................             874
                                                                          ------------
     Total Liabilities ...............................................          79,684
                                                                          ------------
NET ASSETS ...........................................................    $159,832,620
                                                                          ============
  Net assets were comprised of:
     Common stock, at $.001 par value ................................    $     13,605
     Paid-in capital in excess of par ................................     137,838,007
                                                                          ------------
                                                                           137,851,612
  Undistributed net investment income ................................         863,928
  Accumulated net realized gain on investments .......................       3,127,075
  Net unrealized appreciation on investments
     and foreign currencies ..........................................      17,990,005
                                                                          ------------
  Net assets, June 30, 2005 ..........................................    $159,832,620
                                                                          ============
Net asset value and redemption price per share,
   $159,832,620/13,605,173 outstanding shares of
   common stock ......................................................    $      11.75
                                                                          ============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2005

INVESTMENT INCOME
  Dividends (net of $220,833 foreign withholding tax) ................    $  1,869,976
  Interest ...........................................................          48,759
                                                                          ------------
                                                                             1,918,735
                                                                          ------------
EXPENSES
  Advisory fees ......................................................         809,397
  Administration and accounting fees .................................          81,000
  Shareholder servicing fees and expenses ............................          80,940
  Custodian's fees and expenses ......................................          50,000
  Audit fee ..........................................................          10,000
  Legal fees and expenses ............................................           5,000
  Trustees' fees .....................................................           5,000
  Insurance expenses .................................................           2,000
  Miscellaneous ......................................................          10,607
                                                                          ------------
     Total expenses ..................................................       1,053,944
                                                                          ------------
NET INVESTMENT INCOME ................................................         864,791
                                                                          ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
     Investment transactions .........................................       6,428,654
     Foreign currency transactions ...................................         (24,264)
                                                                          ------------
                                                                             6,404,390
                                                                          ------------
  Net change in unrealized appreciation (depreciation) on:
     Investments .....................................................     (11,804,354)
     Foreign currencies ..............................................         (18,613)
                                                                          ------------
                                                                           (11,822,967)
                                                                          ------------
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES .......................      (5,418,577)
                                                                          ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .................    $ (4,553,786)
                                                                          ============

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                        SIX MONTHS ENDED           YEAR ENDED
                                                                         JUNE 30, 2005          DECEMBER 31, 2004
                                                                        ----------------        -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income ..............................................    $    864,791            $    505,487
  Net realized gain on investments and foreign currencies ............       6,404,390               8,772,794
  Net change in unrealized appreciation (depreciation)
     on investments and foreign currencies ...........................     (11,822,967)             13,520,158
                                                                          ------------            ------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS .................................................      (4,553,786)             22,798,439
                                                                          ------------            ------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income ...............................        (461,319)               (221,874)
                                                                          ------------            ------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [1,942,065 and 6,051,804
     shares, respectively] ...........................................      23,150,566              65,618,377
  Capital stock issued in reinvestment of dividends
     [38,701 and 21,334 shares, respectively] ........................         461,319                 221,874
  Capital stock repurchased [2,114,801 and 2,371,855
     shares, respectively] ...........................................     (25,082,785)            (25,036,294)
                                                                          ------------            ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
     STOCK TRANSACTIONS ..............................................      (1,470,900)             40,803,957
                                                                          ------------            ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..............................      (6,486,005)             63,380,522
NET ASSETS:
  Beginning of period ................................................     166,318,625             102,938,103
                                                                          ------------            ------------
  End of period(a) ...................................................    $159,832,620            $166,318,625
                                                                          ============            ============
  (a) Includes undistributed net investment income of ................    $    863,928            $    460,456
                                                                          ------------            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A4

                         ------------------------------
                         AST SMALL-CAP GROWTH PORTFOLIO
                         ------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2005

ASSETS
  Investments, at value, including securities on loan
    of $19,017,399 (cost $194,288,295) ...............................   $ 205,940,022
  Cash ...............................................................       6,640,635
  Receivable for investments sold ....................................       2,886,455
  Dividends and interest receivable ..................................          73,715
  Prepaid expenses ...................................................           2,433
                                                                         -------------
     Total Assets ....................................................     215,543,260
                                                                         -------------
LIABILITIES
  Collateral for securities on loan ..................................      19,989,380
  Payable for investments purchased ..................................       1,634,880
  Payable for capital stock repurchased ..............................         114,822
  Advisory fees payable ..............................................         106,232
  Accrued expenses and other liabilities .............................          54,826
  Deferred trustees' fees ............................................           7,943
  Shareholders servicing fees payable ................................           1,045
                                                                         -------------
     Total Liabilities ...............................................      21,909,128
                                                                         -------------
NET ASSETS ...........................................................   $ 193,634,132
                                                                         =============
  Net assets were comprised of:
     Common stock, at $.001 par value ................................   $      14,223
     Paid-in capital in excess of par ................................     365,533,868
                                                                         -------------
                                                                           365,548,091
  Accumulated net investment loss ....................................        (827,183)
  Accumulated net realized loss on investments .......................    (182,738,503)
  Net unrealized appreciation on investments .........................      11,651,727
                                                                         -------------
  Net assets, June 30, 2005 ..........................................   $ 193,634,132
                                                                         =============
Net asset value and redemption price per share,
  $193,634,132/14,223,496 outstanding shares of
  common stock .......................................................   $       13.61
                                                                         =============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2005

INVESTMENT INCOME
  Dividends ..........................................................   $    287,916
  Interest ...........................................................         33,756

  Income from securities lending, net ................................         16,594
                                                                         ------------
                                                                              338,266
                                                                         ------------
EXPENSES

  Advisory fees ......................................................        893,174
  Shareholder servicing fees and expenses ............................         99,242
  Administration and accounting fees .................................         99,000
  Custodian's fees and expenses ......................................         35,000
  Audit fee ..........................................................          7,000
  Trustees' fees .....................................................          6,000
  Legal fees and expenses ............................................          4,000
  Insurance expenses .................................................          3,000
  Miscellaneous ......................................................          8,654
                                                                         ------------
    Total operating expenses .........................................      1,155,070
  Loan interest expense (Note 7) .....................................          2,435
                                                                         ------------
    Net expenses .....................................................      1,157,505
                                                                         ------------
NET INVESTMENT LOSS ..................................................       (819,239)
                                                                         ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investment transactions .......................     10,564,593
  Net change in unrealized appreciation (depreciation)
     on investments ..................................................    (17,617,183)
                                                                         ------------
NET LOSS ON INVESTMENTS ..............................................     (7,052,590)
                                                                         ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .................   $ (7,871,829)
                                                                         ============

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                        SIX MONTHS ENDED           YEAR ENDED
                                                                         JUNE 30, 2005          DECEMBER 31, 2004
                                                                        ----------------        -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment loss ................................................    $   (819,239)          $  (2,258,918)
  Net realized gain on investments ...................................      10,564,593              31,564,967
  Net change in unrealized appreciation (depreciation)
     on investments ..................................................     (17,617,183)            (50,716,500)
                                                                          ------------            ------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............      (7,871,829)            (21,410,451)
                                                                          ------------           -------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [882,637 and 2,072,826
     shares, respectively] ...........................................      11,702,794              30,829,098
  Capital stock repurchased [2,729,437 and 8,368,356
     shares, respectively] ...........................................     (36,328,274)           (121,477,890)
                                                                          ------------           -------------
  DECREASE IN NET ASSETS RESULTING FROM CAPITAL
     STOCK TRANSACTIONS ..............................................     (24,625,480)            (90,648,792)
                                                                          ------------           -------------
TOTAL DECREASE IN NET ASSETS .........................................     (32,497,309)           (112,059,243)
NET ASSETS:
  Beginning of period ................................................     226,131,441             338,190,684
                                                                          ------------           -------------
  End of period ......................................................    $193,634,132           $ 226,131,441
                                                                          ============           =============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A5

                       -----------------------------------
                       AST DEAM SMALL-CAP GROWTH PORTFOLIO
                       -----------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2005

ASSETS
  Investments, at value, including securities on loan
     of $17,028,497 (cost $267,138,604) ..............................   $ 285,600,714
  Cash ...............................................................       6,208,659
  Dividends and interest receivable ..................................          72,790
  Receivable for investments sold ....................................           1,450
  Prepaid expenses ...................................................           3,348
                                                                         -------------
     Total Assets ....................................................     291,886,961
                                                                         -------------
LIABILITIES
  Collateral for securities on loan ..................................      17,633,680
  Payable for capital stock repurchased ..............................         945,277
  Advisory fees payable ..............................................          72,983
  Accrued expenses and other liabilities .............................          51,711
  Due to broker--variation margin ....................................          11,500
  Shareholder servicing fees payable .................................           8,521
  Payable to custodian ...............................................           1,509
                                                                         -------------
     Total Liabilities ...............................................      18,725,181
                                                                         -------------
NET ASSETS ...........................................................   $ 273,161,780
                                                                         =============
  Net assets were comprised of:
     Common stock, at $.001 par value ................................         $34,550
     Paid-in capital in excess of par ................................     504,430,911
                                                                         -------------
                                                                           504,465,461
  Accumulated net investment loss ....................................        (951,541)
  Accumulated net realized loss on investments .......................    (248,834,020)
  Net unrealized appreciation on investments .........................      18,481,880
                                                                         -------------
  Net assets, June 30, 2005 ..........................................   $ 273,161,780
                                                                         =============
Net asset value and redemption price per share,
  $273,161,780/34,549,988 outstanding shares of
  common stock .......................................................   $        7.91
                                                                         =============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2005

INVESTMENT INCOME
  Dividends (net of $1,676 foreign withholding tax) ..................    $    458,941
  Interest ...........................................................          41,455
  Income from securities lending, net ................................          71,185
                                                                          ------------
                                                                               571,581
                                                                          ------------
EXPENSES
  Advisory fees ......................................................       1,394,284
  Shareholder servicing fees and expenses ............................         146,767
  Administration and accounting fees .................................         128,000
  Custodian's fees and expenses ......................................          32,000
  Audit fee ..........................................................           8,000
  Trustees' fees .....................................................           7,000
  Insurance expenses .................................................           5,000
  Legal fees and expenses ............................................           5,000
  Miscellaneous ......................................................           8,700
                                                                          ------------
     Total operating expenses ........................................       1,734,751

  Less: advisory fee waivers .........................................        (220,150)
                                                                          ------------
     Net expenses ....................................................       1,514,601
                                                                          ------------
NET INVESTMENT LOSS ..................................................        (943,020)
                                                                          ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on:
     Investment transactions .........................................      12,837,460

     Futures transactions ............................................        (171,580)
                                                                          ------------
                                                                            12,665,880
                                                                          ------------
  Net change in unrealized appreciation (depreciation) on:
     Investments .....................................................     (30,260,259)
     Futures .........................................................        (151,790)
                                                                          ------------
                                                                           (30,412,049)
                                                                          ------------

NET LOSS ON INVESTMENTS ..............................................     (17,746,169)
                                                                          ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .................    $(18,689,189)
                                                                          ============

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                        SIX MONTHS ENDED           YEAR ENDED
                                                                         JUNE 30, 2005          DECEMBER 31, 2004
                                                                        ----------------        -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment loss ................................................    $   (943,020)          $  (2,312,103)
  Net realized gain on investments ...................................      12,665,880              38,857,154
  Net change in unrealized appreciation (depreciation)
     on investments ..................................................     (30,412,049)             (9,327,585)
                                                                          ------------           -------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS .................................................     (18,689,189)             27,217,466
                                                                          ------------           -------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [451,565 and 3,733,903
     shares, respectively] ...........................................       3,550,972              28,814,141
  Capital stock repurchased [6,721,281 and 15,790,806
     shares, respectively] ...........................................     (52,508,640)           (118,652,777)
                                                                          ------------           -------------
  DECREASE IN NET ASSETS RESULTING FROM CAPITAL
     STOCK TRANSACTIONS ..............................................     (48,957,668)            (89,838,636)
                                                                          ------------           -------------
TOTAL DECREASE IN NET ASSETS .........................................     (67,646,857)            (62,621,170)
NET ASSETS:
  Beginning of period ................................................     340,808,637             403,429,807
                                                                          ------------           -------------
  End of period ......................................................    $273,161,780           $ 340,808,637
                                                                          ============           =============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A6

                    -----------------------------------------
                    AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
                    -----------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2005

ASSETS
  Investments, at value (cost $365,989,316) ..........................    $427,902,580
  Cash ...............................................................             175
  Receivable for investments sold ....................................       2,654,152
  Dividends and interest receivable ..................................          55,859
  Prepaid expenses ...................................................           3,291
                                                                          ------------
     Total Assets ....................................................     430,616,057
                                                                          ------------
LIABILITIES
  Payable for investments purchased ..................................       9,142,622
  Payable for capital stock repurchased ..............................       4,730,934
  Advisory fees payable ..............................................         165,157
  Accrued expenses and other liabilities .............................          41,584
  Shareholder servicing fees payable .................................           2,311
  Deferred trustees' fees ............................................             548
                                                                          ------------
     Total Liabilities ...............................................      14,083,156
                                                                          ------------
NET ASSETS ...........................................................    $416,532,901
                                                                          ============
  Net assets were comprised of:

     Common stock, at $.001 par value ................................    $     43,494
     Paid-in capital in excess of par ................................     347,533,140
                                                                          ------------
                                                                           347,576,634
  Accumulated net investment loss ....................................      (2,345,719)
  Accumulated net realized gain on investments .......................       9,374,659
  Net unrealized appreciation on investments
     and foreign currencies ..........................................      61,927,327
                                                                          ------------
  Net assets, June 30, 2005 ..........................................    $416,532,901
                                                                          ============
Net asset value and redemption price per share,
  $416,532,901/43,493,628 outstanding shares of
  common stock .......................................................    $       9.58
                                                                          ============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2005

INVESTMENT INCOME
  Dividends (net of $2,914 foreign withholding tax) ..................   $   315,220
  Interest ...........................................................       224,504
                                                                         -----------
                                                                             539,724
                                                                         -----------
EXPENSES
  Advisory fees ......................................................     1,728,722
  Shareholder servicing fees and expenses ............................       181,971
  Administration and accounting fees .................................       149,000
  Custodian's fees and expenses ......................................        21,000
  Audit fee ..........................................................         7,000
  Trustees' fees .....................................................         5,000
  Insurance expenses .................................................         4,000
  Legal fees and expenses ............................................         4,000
  Miscellaneous ......................................................         6,827
                                                                         -----------
     Total operating expenses ........................................     2,107,520
  Loan interest expense (Note 7) .....................................         4,225
                                                                         -----------
     Net expenses ....................................................     2,111,745
                                                                         -----------
NET INVESTMENT LOSS ..................................................    (1,572,021)
                                                                         -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
     Investment transactions ..........................................   10,111,870
     Foreign currency transactions ....................................      (22,038)
                                                                         -----------
                                                                          10,089,832
                                                                         -----------
  Net change in unrealized appreciation (depreciation) on:
     Investments ......................................................   (5,754,855)
     Foreign currencies ...............................................       14,063
                                                                         -----------
                                                                          (5,740,792)
                                                                         -----------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES .......................     4,349,040
                                                                         -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................   $ 2,777,019
                                                                         ===========

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                        SIX MONTHS ENDED           YEAR ENDED
                                                                         JUNE 30, 2005          DECEMBER 31, 2004
                                                                        ----------------        -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment loss ...............................................    $ (1,572,021)            $(2,255,537)
   Net realized gain on investments and foreign currencies ...........      10,089,832              31,685,354
   Net change in unrealized appreciation (depreciation)
     on investments and foreign currencies ...........................      (5,740,792)             30,229,268
                                                                          ------------            ------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............       2,777,019              59,659,085
                                                                          ------------            ------------
DIVIDENDS AND DISTRIBUTIONS:
   Distributions from net realized gains .............................     (29,552,995)             (4,045,919)
                                                                          ------------            ------------
CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [9,826,438 and 20,069,092
     shares, respectively] ...........................................      93,875,853             182,870,868
   Capital stock issued in reinvestment of dividends
     [3,212,284 and 462,920 shares, respectively] ....................      29,552,995               4,045,919
   Capital stock repurchased [2,964,655 and 8,887,584
     shares, respectively] ...........................................     (27,853,368)            (82,361,753)
                                                                          ------------            ------------
   INCREASE IN NET ASSETS RESULTING FROM CAPITAL
     STOCK TRANSACTIONS ..............................................      95,575,480             104,555,034
                                                                          ------------            ------------
TOTAL INCREASE IN NET ASSETS .........................................      68,799,504             160,168,200
NET ASSETS:
   Beginning of period ...............................................     347,733,397             187,565,197
                                                                          ------------            ------------
   End of period .....................................................    $416,532,901            $347,733,397
                                                                          ============            ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A7

                   -------------------------------------------
                   AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
                   -------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2005

ASSETS
  Investments, at value, including securities on loan
     of $19,108,793 (cost $253,225,611) ..............................    $297,681,361
  Cash ...............................................................       4,210,894
  Receivable for investments sold ....................................       4,327,530
  Dividends and interest receivable ..................................         356,947
  Prepaid expenses ...................................................           3,153
                                                                          ------------
     Total Assets ....................................................     306,579,885
                                                                          ------------
LIABILITIES
  Collateral for securities on loan ..................................      20,018,811
  Payable for investments purchased ..................................       5,205,784
  Payable for capital stock repurchased ..............................       1,946,183
  Advisory fees payable ..............................................         121,903
  Accrued expenses and other liabilities .............................          58,626
  Deferred trustees' fees ............................................           5,294
  Shareholder servicing fees payable .................................           1,547
                                                                          ------------
     Total Liabilities ...............................................      27,358,148
                                                                          ------------
NET ASSETS ...........................................................    $279,221,737
                                                                          ============
  Net assets were comprised of:
     Common stock, at $.001 par value ................................    $     15,928
     Paid-in capital in excess of par ................................     211,563,806
                                                                          ------------
                                                                           211,579,734
  Undistributed net investment income ................................         460,837
  Accumulated net realized gain on investments ............                 22,725,416
  Net unrealized appreciation on investments ........................       44,455,750
                                                                          ------------
  Net assets, June 30, 2005 ..........................................    $279,221,737
                                                                          ============
Net asset value and redemption price per share,
  $279,221,737/15,928,472 outstanding shares of
  common stock .......................................................    $      17.53
                                                                          ============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2005

INVESTMENT INCOME
  Dividends (net of $1,890 foreign withholding tax) ..................   $  2,090,569
  Interest ...........................................................         60,186
  Income from securities lending, net ................................         40,446
                                                                         ------------
                                                                            2,191,201
                                                                         ------------
EXPENSES
  Advisory fees ......................................................      1,371,412
  Shareholder servicing fees and expenses ............................        144,359
  Administration and accounting fees .................................        126,000
  Custodian's fees and expenses ......................................         50,000
  Trustees' fees .....................................................          9,000
  Audit fee ..........................................................          7,000
  Insurance expenses .................................................          4,000
  Legal fees and expenses ............................................          4,000
  Miscellaneous ......................................................          9,299
                                                                         ------------
     Total expenses ..................................................      1,725,070
                                                                         ------------
NET INVESTMENT INCOME ................................................        466,131
                                                                         ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investment transactions ....................        24,590,474
  Net change in unrealized appreciation (depreciation)
     on investments ..................................................    (28,671,941)
                                                                         ------------
NET LOSS ON INVESTMENTS ..............................................     (4,081,467)
                                                                         ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .................   $ (3,615,336)
                                                                         ============

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                        SIX MONTHS ENDED           YEAR ENDED
                                                                         JUNE 30, 2005          DECEMBER 31, 2004
                                                                        ----------------        -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income ..............................................    $    466,131             $  1,508,719
  Net realized gain on investments ...................................      24,590,474               50,503,621
  Net change in unrealized appreciation (depreciation)
     on investments ..................................................     (28,671,941)               5,052,697
                                                                          ------------             ------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....      (3,615,336)              57,065,037
                                                                          ------------             ------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income ...............................        (950,773)                (696,491)
  Distributions from net realized gains ..............................     (50,963,297)              (4,161,394)
                                                                          ------------             ------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS ..................................     (51,914,070)              (4,857,885)
                                                                          ------------             ------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [178,031 and 519,968
     shares, respectively] ...........................................       3,046,361               10,011,757
  Capital stock issued in reinvestment of dividends
     [3,064,585 and 268,540 shares, respectively] ....................      51,914,070                4,857,885
  Capital stock repurchased [2,375,105 and 4,684,602
     shares, respectively] ...........................................     (43,314,217)             (87,413,873)
                                                                          ------------             ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
     STOCK TRANSACTIONS ..............................................      11,646,214              (72,544,231)
                                                                          ------------             ------------
TOTAL DECREASE IN NET ASSETS .........................................     (43,883,192)             (20,337,079)
NET ASSETS:
  Beginning of period ................................................     323,104,929              343,442,008
                                                                          ------------             ------------
  End of period(a) ...................................................    $279,221,737             $323,104,929
                                                                          ============             ============
  (a) Includes undistributed net investment income of ................    $    460,837             $    945,479
                                                                          ------------             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A8

                          -----------------------------
                          AST SMALL-CAP VALUE PORTFOLIO
                          -----------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2005

ASSETS
  Investments, at value, including securities on loan
     of $48,154,933 (cost $970,406,464) ..............................    $1,013,530,710
  Cash ...............................................................        21,775,961
  Receivables for investments sold ...................................        13,436,426
  Dividends and interest receivable ..................................         1,236,925
  Prepaid expenses ...................................................            19,158
                                                                          --------------
     Total Assets ....................................................     1,049,999,180
                                                                          --------------
LIABILITIES
  Collateral for securities on loan ..................................        50,637,707
  Payable for investments purchased ..................................        15,130,125
  Payable for capital stock repurchased ..............................         7,677,948
  Advisory fees payable ..............................................           352,165
  Due to broker--variation margin ....................................            26,525
  Deferred trustees' fees ............................................             7,958
  Shareholder servicing fees payable .................................             5,130
                                                                          --------------
     Total Liabilities ...............................................        73,837,558
                                                                          --------------
NET ASSETS ...........................................................    $  976,161,622
                                                                          ==============
  Net assets were comprised of:
     Common stock, at $.001 par value ................................    $       67,840
     Paid-in capital in excess of par ................................       913,267,220
                                                                          --------------
                                                                             913,335,060
  Undistributed net investment income ................................         3,016,240
  Accumulated net realized gain on investments .......................        16,690,926
  Net unrealized appreciation on investments .........................        43,119,396
                                                                          --------------
  Net assets, June 30, 2005 ..........................................    $  976,161,622
                                                                          ==============
Net asset value and redemption price per share,
  $976,161,622/67,839,832 outstanding shares of common stock .........    $        14.39
                                                                          ==============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2005

INVESTMENT INCOME
  Dividends (net of $4,240 foreign withholding tax) ..................    $ 7,590,667
  Interest ...........................................................        219,958
  Income from securities lending, net ................................        161,078
                                                                          -----------
                                                                            7,971,703
                                                                          -----------
EXPENSES
  Advisory fees ......................................................      4,142,106
  Shareholder servicing fees and expenses ............................        460,234
  Administration and accounting fees .................................        253,000
  Custodian's fees and expenses ......................................         44,000
  Insurance expenses .................................................         12,000
  Trustees' fees .....................................................          9,000
  Audit fee ..........................................................          7,000
  Legal fees and expenses ............................................          4,000
  Miscellaneous ......................................................         12,284
                                                                          -----------
     Total operating expenses ........................................      4,943,624
Loan interest expense (Note 7) .......................................          3,881
                                                                          -----------
     Net expenses ....................................................      4,947,505
                                                                          -----------
NET INVESTMENT INCOME ................................................      3,024,198
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on:
     Investment transactions .........................................     15,545,266
     Futures transactions ............................................      1,722,295
                                                                          -----------
                                                                           17,267,561
                                                                          -----------
  Net change in unrealized appreciation (depreciation) on:
     Investments .....................................................     (1,012,579)
     Futures .........................................................         (4,850)
                                                                          -----------
                                                                           (1,017,429)
                                                                          -----------
NET GAIN ON INVESTMENTS ..............................................     16,250,132
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................    $19,274,330
                                                                          ===========

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                        SIX MONTHS ENDED           YEAR ENDED
                                                                         JUNE 30, 2005          DECEMBER 31, 2004
                                                                        ----------------        -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income ..............................................   $   3,024,198            $   1,252,259
  Net realized gain on investments ...................................      17,267,561              221,204,501
  Net change in unrealized appreciation (depreciation)
     on investments ..................................................      (1,017,429)             (91,399,533)
                                                                         -------------            -------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............      19,274,330              131,057,227
                                                                         -------------            -------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income ...............................       (766,196)                  (42,814)
  Distributions from net realized gains ..............................    (213,075,519)                      --
                                                                         -------------            -------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS ..................................    (213,841,715)                 (42,814)
                                                                         -------------            -------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [6,278,802 and 10,827,345
     shares, respectively] ...........................................      99,600,258              179,244,384
  Capital stock issued in reinvestment of dividends
     [15,643,140 and 2,690 shares, respectively] .....................     213,841,715                   42,814
  Capital stock repurchased [4,519,950 and 9,705,838
     shares, respectively] ...........................................     (64,847,965)            (162,582,637)
                                                                         -------------            -------------
  INCREASE IN NET ASSETS RESULTING FROM CAPITAL
     STOCK TRANSACTIONS ..............................................     248,594,008               16,704,561
                                                                         -------------            -------------
TOTAL INCREASE IN NET ASSETS .........................................      54,026,623              147,718,974
NET ASSETS:
  Beginning of period ................................................     922,134,999              774,416,025
                                                                         -------------            -------------
  End of period(a) ...................................................   $ 976,161,622            $ 922,134,999
                                                                         =============            =============
   (a) Includes undistributed net investment income of ...............   $   3,016,240            $     758,238
                                                                         -------------            -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A9

                       ----------------------------------
                       AST DEAM SMALL-CAP VALUE PORTFOLIO
                       ----------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2005

ASSETS
  Investments, at value, including securities on loan
     of $3,344,680 (cost $104,731,379) ...............................    $108,765,749
  Cash ...............................................................       4,929,117
  Dividends and interest receivable ..................................         103,696
  Prepaid expenses ...................................................             921
                                                                          ------------
     Total Assets ....................................................     113,799,483
                                                                          ------------
LIABILITIES
  Collateral for securities on loan ..................................       3,481,600
  Payable for capital stock repurchased ..............................       1,884,099
  Advisory fees payable ..............................................          33,328
  Accrued expenses and other liabilities .............................          25,123
  Due to broker--variation margin ....................................          12,075
  Shareholder servicing fees payable .................................             605
  Deferred trustees' fees ............................................             135
                                                                          ------------
     Total Liabilities ...............................................       5,436,965
                                                                          ------------
NET ASSETS ...........................................................    $108,362,518
                                                                          ============
  Net assets were comprised of:
     Common stock, at $.001 par value ................................    $      9,068
     Paid-in capital in excess of par ................................      97,926,862
                                                                          ------------
                                                                            97,935,930
  Undistributed net investment income ................................         187,792
  Accumulated net realized gain on investments .......................       6,120,951
  Net unrealized appreciation on investments .........................       4,117,845
                                                                          ------------
  Net assets, June 30, 2005 ..........................................    $108,362,518
                                                                          ============
Net asset value and redemption price per share,
  $108,362,518/9,067,923 outstanding shares of common stock ..........    $      11.95
                                                                          ============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2005

INVESTMENT INCOME
  Dividends ..........................................................    $   707,461
  Interest ...........................................................         49,534
  Income from securities lending, net ................................         14,371
                                                                          -----------
                                                                              771,366
                                                                          -----------
EXPENSES
  Advisory fees ......................................................        516,677
  Administration and accounting fees .................................         54,000
  Shareholder servicing fees and expenses ............................         54,387
  Custodian's fees and expenses ......................................         14,000
  Audit fee ..........................................................          7,000
  Trustees' fees .....................................................          6,000
  Legal fees and expenses ............................................          5,000
  Insurance expenses .................................................          1,000
  Miscellaneous ......................................................          6,956
                                                                          -----------
     Total operating expenses ........................................        665,020
  Less: advisory fee waivers .........................................        (81,581)
                                                                          -----------
     Net expenses ....................................................        583,439
                                                                          -----------
NET INVESTMENT INCOME ................................................        187,927
                                                                          -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on:
     Investment transactions .........................................      6,203,060
     Futures transactions ............................................         72,239
                                                                          -----------
                                                                            6,275,299
                                                                          -----------

  Net change in unrealized appreciation (depreciation) on:
     Investments .....................................................     (5,973,368)
     Futures .........................................................       (112,396)
                                                                          -----------
                                                                           (6,085,764)
                                                                          -----------
NET GAIN ON INVESTMENTS ..............................................        189,535
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS ...........................................................    $   377,462
                                                                          ===========

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                        SIX MONTHS ENDED           YEAR ENDED
                                                                         JUNE 30, 2005          DECEMBER 31, 2004
                                                                        ----------------        -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income ..............................................    $    187,927             $    336,253
  Net realized gain on investments ...................................       6,275,299                9,096,756
  Net change in unrealized appreciation (depreciation)
     on investments ..................................................      (6,085,764)               5,985,210
                                                                          ------------             ------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............         377,462               15,418,219
                                                                          ------------             ------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income ...............................        (161,457)                (121,670)
  Distributions from net realized gains ..............................      (9,344,333)              (2,928,706)
                                                                          ------------             ------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS ..................................      (9,505,790)              (3,050,376)
                                                                          ------------             ------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [2,810,049 and 6,113,740
     shares, respectively] ...........................................      34,404,876               70,772,927
  Capital stock issued in reinvestment of dividends
     [822,301 and 279,851 shares, respectively] ......................       9,505,790                3,050,376
  Capital stock repurchased [3,266,052 and 2,374,562
     shares, respectively] ...........................................     (38,238,920)             (26,352,092)
                                                                          ------------             ------------
  INCREASE IN NET ASSETS RESULTING FROM CAPITAL
     STOCK TRANSACTIONS ..............................................       5,671,746               47,471,211
                                                                          ------------             ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..............................      (3,456,582)              59,839,054
NET ASSETS:
  Beginning of period ................................................     111,819,100               51,980,046
                                                                          ------------             ------------
  End of period(a) ...................................................    $108,362,518             $111,819,100
                                                                          ============             ============
  (a) Includes undistributed net investment income of ................    $    187,792             $    161,322
                                                                          ------------             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A10

                   ------------------------------------------
                   AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
                   ------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2005

ASSETS
  Investments, at value, including securities on loan
     of $48,973,410 (cost $347,123,686) ..............................    $372,343,957
  Cash ...............................................................       9,393,590
  Receivable for investments sold ....................................       1,622,031
  Dividends and interest receivable ..................................          72,193
  Prepaid expenses ...................................................           5,542
                                                                          ------------
     Total Assets ....................................................     383,437,313
                                                                          ------------
LIABILITIES
  Collateral for securities on loan ..................................      50,864,638
  Payable for investments purchased ..................................       3,686,669
  Payable for capital stock repurchased ..............................         474,719
  Advisory fees payable ..............................................          78,540
  Accrued expenses and other liabilities .............................          30,213
  Shareholder servicing fees payable .................................           1,810
  Deferred trustees' fees ............................................             999
                                                                          ------------
     Total Liabilities ...............................................      55,137,588
                                                                          ------------
NET ASSETS ...........................................................    $328,299,725
                                                                          ============
  Net assets were comprised of:
     Common stock, at $.001 par value ................................    $     75,815
     Paid-in capital in excess of par ................................     360,067,610
                                                                          ------------
                                                                           360,143,425
  Accumulated net investment loss ....................................        (868,892)

  Accumulated net realized loss on investments .......................     (56,195,079)
  Net unrealized appreciation on investments .........................      25,220,271
                                                                          ------------
  Net assets, June 30, 2005 ..........................................    $328,299,725
                                                                          ============
Net asset value and redemption price per share,
  $328,299,725/75,815,064 outstanding shares of
  common stock .......................................................    $       4.33
                                                                          ============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2005

INVESTMENT INCOME
  Dividends ..........................................................   $    646,866
  Interest ...........................................................         55,932
  Income from securities lending, net ................................         26,777
                                                                         ------------
                                                                              729,575
                                                                         ------------
EXPENSES
  Advisory fees ......................................................      1,470,251
  Shareholder servicing fees and expenses ............................        147,025
  Administration and accounting fees .................................        128,000
  Custodian's fees and expenses ......................................         17,000
  Audit fee ..........................................................          7,000
  Trustees' fees .....................................................          5,000
  Legal fees and expenses ............................................          5,000

  Insurance expenses .................................................          1,000
  Miscellaneous ......................................................          6,630
                                                                         ------------
     Total operating expenses ........................................      1,786,906
  Loan interest expense (Note 7) .....................................          1,694
  Less: advisory fee waivers and expense reimbursements ..............       (191,133)
                                                                         ------------
     Net expenses ....................................................      1,597,467
                                                                         ------------
NET INVESTMENT LOSS ..................................................       (867,892)
                                                                         ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investment transactions .......................     13,017,437
  Net change in unrealized appreciation (depreciation)
     on investments ..................................................    (16,677,808)
                                                                         ------------
NET LOSS ON INVESTMENTS ..............................................     (3,660,371)
                                                                         ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .................   $ (4,528,263)
                                                                         ============

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                        SIX MONTHS ENDED           YEAR ENDED
                                                                         JUNE 30, 2005          DECEMBER 31, 2004
                                                                        ----------------        -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment loss ................................................    $   (867,892)            $ (1,012,788)
  Net realized gain on investments ...................................      13,017,437               15,765,813
  Net change in unrealized appreciation (depreciation)
     on investments ..................................................     (16,677,808)              21,394,926
                                                                          ------------             ------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS .................................................      (4,528,263)              36,147,951
                                                                          ------------             ------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [16,341,688 and 28,236,277
     shares, respectively] ...........................................      69,756,654              111,638,653
  Capital stock repurchased [3,280,706 and 7,842,533
     shares, respectively] ...........................................     (13,669,769)             (31,594,068)
                                                                          ------------             ------------
  INCREASE IN NET ASSETS RESULTING FROM CAPITAL
     STOCK TRANSACTIONS ..............................................      56,086,885               80,044,585
                                                                          ------------             ------------
TOTAL INCREASE IN NET ASSETS .........................................      51,558,622              116,192,536
                                                                          ------------             ------------
NET ASSETS:
  Beginning of period ................................................     276,741,103              160,548,567
                                                                          ------------             ------------
  End of period ......................................................    $328,299,725             $276,741,103
                                                                          ============             ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A11

                  ---------------------------------------------
                  AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
                  ---------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2005

ASSETS
  Investments, at value, including securities on loan
     of $46,331,163 (cost $305,945,045) ..............................   $ 405,888,691
  Receivable for investments sold ....................................       3,652,230
  Dividends and interest receivable ..................................          75,090
  Prepaid expenses ...................................................           3,751
                                                                         -------------
     Total Assets ....................................................     409,619,762
                                                                         -------------
LIABILITIES
  Collateral for securities on loan ..................................      47,970,282
  Payable for investments purchased ..................................       2,707,451
  Payable for capital stock repurchased ..............................       1,565,533
  Advisory fees payable ..............................................         128,282
  Accrued expenses and other liabilities .............................          42,796
  Deferred trustees' fees ............................................           7,191
  Shareholder servicing fees payable .................................           2,037
                                                                         -------------
     Total Liabilities ...............................................      52,423,572
                                                                         -------------
NET ASSETS ...........................................................   $ 357,196,190
                                                                         =============
  Net assets were comprised of:
     Common stock, at $.001 par value ................................   $      24,638
     Paid-in capital in excess of par ................................     619,227,000
                                                                         -------------
                                                                           619,251,638
  Accumulated net investment loss ....................................      (1,270,737)
  Accumulated net realized loss on investments .......................    (360,728,357)
  Net unrealized appreciation on investments .........................      99,943,646
                                                                         -------------
  Net assets, June 30, 2005 ..........................................   $ 357,196,190
                                                                         =============
Net asset value and redemption price per share,
  $357,196,190/24,637,874 outstanding shares of common stock .........   $       14.50
                                                                         =============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2005

INVESTMENT INCOME
  Dividends (net of $1,769 foreign withholding tax) ..................   $   705,203
  Income from securities lending, net ................................        28,389
                                                                         -----------
                                                                             733,592
                                                                         -----------
EXPENSES
  Advisory fees ......................................................     1,633,938
  Shareholder servicing fees and expenses ............................       181,549
  Administration and accounting fees .................................       149,000
  Custodian's fees and expenses ......................................        23,000
  Audit fee ..........................................................         7,000
  Trustees' fees .....................................................         7,000
  Insurance expenses .................................................         5,000
  Legal fees and expenses ............................................         4,000
  Miscellaneous ......................................................         7,404
                                                                         -----------
     Total operating expenses ........................................     2,017,891
  Loan interest expense (Note 7) .....................................        15,557
  Less: advisory fee waivers and expense
     reimbursements ..................................................       (36,310)
                                                                         -----------

     Net expenses ....................................................     1,997,138
                                                                         -----------
NET INVESTMENT LOSS ..................................................    (1,263,546)
                                                                         -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investment transactions .......................    13,490,425
  Net change in unrealized appreciation (depreciation)
  on investments .....................................................    (6,829,023)
                                                                         -----------
NET GAIN ON INVESTMENTS ..............................................     6,661,402
                                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS ...........................................................   $ 5,397,856
                                                                         ===========

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                        SIX MONTHS ENDED           YEAR ENDED
                                                                         JUNE 30, 2005          DECEMBER 31, 2004
                                                                        ----------------        -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment loss ................................................    $ (1,263,546)            $ (2,545,128)
  Net realized gain on investments ...................................      13,490,425               20,087,966
  Net change in unrealized appreciation (depreciation)
     on investments ..................................................      (6,829,023)              36,796,535
                                                                          ------------             ------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............       5,397,856               54,339,373
                                                                          ------------             ------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [1,673,265 and 4,873,186
     shares, respectively] ...........................................      23,239,725               63,034,623
  Capital stock repurchased [5,179,954 and 6,098,875
     shares, respectively] ...........................................     (71,994,286)             (76,831,248)
                                                                          ------------             ------------
  DECREASE IN NET ASSETS RESULTING FROM CAPITAL
     STOCK TRANSACTIONS ..............................................     (48,754,561)             (13,796,625)
                                                                          ------------             ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..............................     (43,356,705)              40,542,748
NET ASSETS:
  Beginning of period ................................................     400,552,895              360,010,147
                                                                          ------------             ------------
  End of period ......................................................    $357,196,190             $400,552,895
                                                                          ============             ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A12

                  --------------------------------------------
                  AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO
                  --------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2005

ASSETS
  Investments, at value, including securities on loan
     of $304,692,265 (cost $1,539,982,304) ...........................    $1,673,764,631
  Receivable for investments sold ....................................        50,881,421
  Dividends and interest receivable ..................................           682,906
  Prepaid expenses ...................................................            12,969
                                                                          --------------
     Total Assets ....................................................     1,725,341,927
                                                                          --------------
LIABILITIES
  Collateral for securities on loan ..................................       314,679,707
  Payable for investments purchased ..................................        46,338,603
  Payable for capital stock repurchased ..............................         1,706,134
  Advisory fees payable ..............................................           480,519
  Accrued expenses and other liabilities .............................            80,832
  Deferred trustees' fees ............................................            14,213
  Shareholder servicing fees payable .................................             7,483
                                                                          --------------
     Total Liabilities ...............................................       363,307,491
                                                                          --------------
NET ASSETS ...........................................................    $1,362,034,436
                                                                          ==============
  Net assets were comprised of:
     Common stock, at $.001 par value  ...............................    $       72,238
     Paid-in capital in excess of par ................................     1,099,084,037
                                                                          --------------
                                                                           1,099,156,275
  Undistributed net investment income  ...............................         1,589,056
  Accumulated net realized gain on investments .......................       127,506,778
  Net unrealized appreciation on investments .........................       133,782,327
                                                                          --------------
  Net assets, June 30, 2005 ..........................................    $1,362,034,436
                                                                          ==============
Net asset value and redemption price per share,
  $1,362,034,436/72,238,370 outstanding shares of
  common stock .......................................................    $        18.85
                                                                          ==============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2005

INVESTMENT INCOME
  Dividends ..........................................................    $  8,117,272
  Interest ...........................................................          14,500
  Income from securities lending, net ................................         117,005
                                                                          ------------
                                                                             8,248,777
                                                                          ------------
EXPENSES
  Advisory fees ......................................................       5,716,101
  Shareholder servicing fees and expenses ............................         652,526
  Administration and accounting fees .................................         241,000
  Custodian's fees and expenses ......................................          66,000
  Trustees' fees .....................................................          12,000
  Audit fee ..........................................................           7,000
  Insurance expenses .................................................           7,000
  Legal fees and expenses ............................................           3,000
  Miscellaneous ......................................................          19,091
                                                                          ------------
    Total operating expenses .........................................       6,723,718
  Loan interest expense (Note 7) .....................................             108
  Less: advisory fee waivers and expense reimbursements ..............         (78,318)
                                                                          ------------
    Net expenses .....................................................       6,645,508
                                                                          ------------
NET INVESTMENT INCOME ................................................       1,603,269
                                                                          ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
  Net realized gain on investment transactions .......................     130,211,380
  Net change in unrealized appreciation (depreciation)
  on investments .....................................................     (88,644,555)
                                                                          ------------
NET GAIN ON INVESTMENTS ..............................................      41,566,825
                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS ...........................................................    $ 43,170,094
                                                                          ============

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                          SIX MONTHS ENDED          YEAR ENDED
                                                                           JUNE 30, 2005         DECEMBER 31, 2004
                                                                          -----------------      ------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income ..............................................    $    1,603,269           $    1,881,089
  Net realized gain on investments ...................................       130,211,380              186,401,919
  Net change in unrealized appreciation (depreciation)
     on investments ..................................................       (88,644,555)              51,114,048
                                                                          --------------           --------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............        43,170,094              239,397,056
                                                                          --------------           --------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income ...............................        (1,881,089)              (1,190,224)
  Distributions from net realized gains ..............................      (186,550,192)             (26,886,646)
                                                                          --------------           --------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS ..................................      (188,431,281)             (28,076,870)
                                                                          --------------           --------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [4,361,549 and 9,960,559
     shares, respectively] ...........................................        84,641,187              187,485,189
  Capital stock issued in reinvestment of dividends
     [10,399,078 and 1,570,294 shares, respectively] .................       188,431,281               28,076,870
  Capital stock repurchased [4,023,266 and 7,735,737
     shares, respectively] ...........................................       (75,563,109)            (144,470,285)
                                                                          --------------           --------------
  INCREASE IN NET ASSETS RESULTING FROM CAPITAL
     STOCK TRANSACTIONS ..............................................       197,509,359               71,091,774
                                                                          --------------           --------------
TOTAL INCREASE IN NET ASSETS .........................................        52,248,172              282,411,960
NET ASSETS:
  Beginning of period ................................................     1,309,786,264            1,027,374,304
                                                                          --------------           --------------
  End of period(a) ...................................................    $1,362,034,436           $1,309,786,264
                                                                          ==============           ==============
  (a) Includes undistributed net investment income of ................    $    1,589,056           $    1,866,876
                                                                          --------------           --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A13

                       ----------------------------------
                       AST ALGER ALL-CAP GROWTH PORTFOLIO
                       ----------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2005

ASSETS
  Investments, at value, including securities on loan
     of $29,162,847 (cost $300,834,732) ..............................    $  330,536,351
  Receivables for investments sold ...................................         9,785,201
  Dividends and interest receivable ..................................           162,157
  Prepaid expenses ...................................................             3,558
                                                                          --------------
     Total Assets ....................................................       340,487,267
                                                                          --------------
LIABILITIES
  Collateral for securities on loan ..................................        30,182,417
  Payable for investments purchased ..................................        10,170,738
  Payable for capital stock repurchased ..............................           298,653
  Advisory fees payable ..............................................           109,458
  Accrued expenses and other liabilities .............................            40,024
  Deferred trustees' fees ............................................             6,968
  Shareholder servicing fees payable .................................             1,658
                                                                          --------------
     Total Liabilities ...............................................        40,809,916
                                                                          --------------
NET ASSETS ...........................................................    $  299,677,351
                                                                          ==============
  Net assets were comprised of:
     Common stock, at $.001 par value ................................    $       54,672
     Paid-in capital in excess of par ................................       646,322,649
                                                                          --------------
                                                                             646,377,321
  Accumulatednet investment loss .....................................          (415,925)
  Accumulated net realized loss on investments .......................      (375,985,664)
  Net unrealized appreciation on investments .........................        29,701,619
                                                                          --------------
  Net assets, June 30, 2005 ..........................................    $  299,677,351
                                                                          ==============
Net asset value and redemption price per share,
  $299,677,351/54,672,233 outstanding shares of
  common stock .......................................................    $         5.48
                                                                          ==============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2005

INVESTMENT INCOME
  Dividends (net of $32,611 foreign withholding tax) .................    $    1,233,542
  Interest ...........................................................            51,735
  Income from securities lending, net ................................            90,353
                                                                          --------------
                                                                               1,375,630
                                                                          --------------
EXPENSES
  Advisory fees ......................................................         1,443,691
  Shareholder servicing fees and expenses ............................           151,967
  Administration and accounting fees .................................           131,000
  Custodian's fees and expenses ......................................            27,000
  Audit fee ..........................................................             7,000
  Trustees' fees .....................................................             6,000
  Insurance expenses .................................................             5,000
  Legal fees and expenses ............................................             4,000
  Miscellaneous ......................................................             6,444
                                                                          --------------
     Total operating expenses ........................................         1,782,102
  Loan interest expense (Note 7) .....................................             2,485
                                                                          --------------
     Net expenses ....................................................         1,784,587
                                                                          --------------
NET INVESTMENT LOSS ..................................................          (408,957)
                                                                          --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
  Net realized gain on investment transactions .......................        16,450,590
  Net change in unrealized appreciation (depreciation)
     on investments ..................................................       (11,448,037)
                                                                          --------------
NET GAIN ON INVESTMENTS ..............................................         5,002,553
                                                                          --------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS ...........................................................    $    4,593,596
                                                                          ==============

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                          SIX MONTHS ENDED          YEAR ENDED
                                                                            JUNE 30, 2005        DECEMBER 31, 2004
                                                                          -----------------      ------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment loss ................................................    $     (408,957)          $   (1,240,153)
  Net realized gain on investments ...................................        16,450,590               45,226,925
  Net change in unrealized appreciation (depreciation)
     on investments ..................................................       (11,448,037)              19,019,358)
                                                                          --------------           --------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....         4,593,596               24,967,414
                                                                          --------------           --------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [3,200,780 and 9,180,722 shares, respectively] ..        17,034,631               46,585,861
  Capital stock repurchased [10,703,279 and 28,179,863
    shares, respectively] ............................................       (56,381,343)            (139,627,353)
                                                                          --------------           --------------
  DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS ...       (39,346,712)             (93,041,492)
                                                                          --------------           --------------
TOTAL DECREASE IN NET ASSETS .........................................       (34,753,116)             (68,074,078)
NET ASSETS:
  Beginning of period ................................................       334,430,467              402,504,545
                                                                          --------------           --------------
  End of period ......................................................... $  299,677,351           $  334,430,467
                                                                          ==============           ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A14

                       -----------------------------------
                       AST GABELLI ALL-CAP VALUE PORTFOLIO
                       -----------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2005

ASSETS
  Investments, at value, including securities on loan
     of $20,712,314 (cost $157,075,963) ..............................    $196,358,891
  Cash ...............................................................           1,554
  Foreign currency, at value (cost $6,027) ...........................           6,022
  Receivable for investments sold ....................................       1,115,488
  Dividends and interest receivable ..................................         166,802
  Prepaid expenses ...................................................           1,915
                                                                          ------------
     Total Assets ....................................................     197,650,672
                                                                          ------------
LIABILITIES
  Collateral for securities on loan ..................................      22,021,484
  Payable for capital stock repurchased ..............................       1,163,505
  Payable for investments purchased ..................................         550,451
  Loan payable .......................................................         100,000
  Advisory fees payable ..............................................          63,405
  Accrued expenses and other liabilities .............................          25,201
  Deferred trustees' fees ............................................           1,710
  Shareholder servicing fees payable .................................             964
                                                                          ------------
     Total Liabilities ...............................................      23,926,720
                                                                          ------------
NET ASSETS ...........................................................    $173,723,952
                                                                          ============
  Net assets were comprised of:
     Common stock, at $.001 par value ................................    $     14,348
     Paid-in capital in excess of par ................................     156,060,116
                                                                          ------------
                                                                           156,074,464
  Undistributed net investment income ................................         508,997
  Accumulated net realized loss on investments .......................     (22,142,294)
  Net unrealized appreciation on investments
     and foreign currencies ..........................................      39,282,785
                                                                          ------------
  Net assets, June 30, 2005 ..........................................    $173,723,952
                                                                          ============
Net asset value and redemption price per share,
  $173,723,952/14,347,677 outstanding shares of common stock .........    $      12.11
                                                                          ============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2005

INVESTMENT INCOME
  Dividends (net of $37,424 foreign withholding tax) .................    $  1,588,084
  Income from securities lending, net ................................          17,302
                                                                          ------------
                                                                             1,605,386
                                                                          ------------
EXPENSES
  Advisory fees ......................................................         853,174
  Administration and accounting fees .................................          90,000
  Shareholder servicing fees and expenses ............................          89,808
  Custodian's fees and expenses ......................................          15,000
  Audit fee ..........................................................           7,000
  Trustees' fees .....................................................           5,000
  Legal fees and expenses ............................................           4,000
  Insurance expenses .................................................           3,000
  Miscellaneous ......................................................          12,079
                                                                          ------------
     Total operating expenses ........................................       1,079,061
  Loan interest expense (Note 7) .....................................           9,490
                                                                          ------------
     Net expenses ....................................................       1,088,551
                                                                          ------------
NET INVESTMENT INCOME ................................................         516,835
                                                                          ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
     Investment transactions .........................................       5,069,871
     Foreign currency transactions ...................................          (1,379)
                                                                          ------------
                                                                             5,068,492
                                                                          ------------
  Net change in unrealized appreciation (depreciation) on:
     Investments .....................................................      (4,100,529)
     Foreign currencies ..............................................            (310)
                                                                          ------------
                                                                            (4,100,839)
                                                                          ------------
  NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES .....................         967,653
                                                                          ------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............    $  1,484,488
                                                                          ============

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                        SIX MONTHS ENDED           YEAR ENDED
                                                                         JUNE 30, 2005          DECEMBER 31, 2004
                                                                        ----------------        -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income ..............................................    $    516,835             $    740,854
  Net realized gain on investments and foreign currencies ............       5,068,492                4,589,709
  Net change in unrealized appreciation (depreciation)
     on investments and foreign currencies ...........................      (4,100,839)              20,232,335
                                                                          ------------             ------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............       1,484,488               25,562,898
                                                                          ------------             ------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income ...............................        (746,664)                (512,677)
                                                                          ------------             ------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [1,082,368 and 4,546,658 shares, respectively] ..      12,923,487               49,786,781
  Capital stock issued in reinvestment of dividends
     [63,438 and 48,549 shares, respectively] ........................         746,664                  512,677
  Capital stock repurchased [3,041,161 and 5,746,999
     shares, respectively] ...........................................     (36,066,179)             (61,841,238)
                                                                          ------------             ------------
  DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS ...     (22,396,028)             (11,541,780)
                                                                          ------------             ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..............................     (21,658,204)              13,508,441
NET ASSETS:
  Beginning of period ................................................     195,382,156              181,873,715
                                                                          ------------             ------------
  End of period(a) ...................................................    $173,723,952             $195,382,156
                                                                          ============             ============
  (a) Includes undistributed net investment income of ................    $    508,997             $    738,826
                                                                          ------------             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A15

                  ---------------------------------------------
                  AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                  ---------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2005

ASSETS
  Investments, at value, including securities on loan
     of $34,037,707 (cost $283,819,223) ..............................    $337,282,563
  Cash ...............................................................          54,061
  Receivable for investments sold ....................................         238,744
  Dividends and interest receivable ..................................         330,097
  Prepaid expenses ...................................................           2,430
                                                                          ------------
     Total Assets ....................................................     337,907,895
                                                                          ------------
LIABILITIES
  Collateral for securities on loan ..................................      35,219,246
  Payable for investments purchased ..................................       2,138,377
  Payable for capital stock repurchased ..............................         897,066
  Advisory fees payable ..............................................         125,174
  Accrued expenses and other liabilities .............................          42,713
  Deferred trustees' fees ............................................           2,715
  Shareholder servicing fees payable .................................           1,653
                                                                          ------------
     Total Liabilities ...............................................      38,426,944
                                                                          ------------
NET ASSETS ...........................................................    $299,480,951
                                                                          ============
  Net assets were comprised of:
     Common stock, at $.001 par value ................................    $     12,920
     Paid-in capital in excess of par ................................     225,920,422
                                                                          ------------
                                                                           225,933,342
  Undistributed net investment income ................................       1,120,406
  Accumulated net realized gain on investments .......................      18,963,863
  Net unrealized appreciation on investments and
     foreign currencies ..............................................      53,463,340
                                                                          ------------
  Net assets, June 30, 2005 ..........................................    $299,480,951
                                                                          ============
Net asset value and redemption price per share,
  $299,480,951/12,920,199 outstanding shares of common stock .........    $      23.18
                                                                          ============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2005

INVESTMENT INCOME
  Dividends (net of $120,702 foreign withholding tax) ................    $  2,546,236
  Interest ...........................................................          66,071
  Income from securities lending, net ................................          24,432
                                                                          ------------
                                                                             2,636,739
                                                                          ------------
EXPENSES
  Advisory fees ......................................................       1,199,166
  Shareholder servicing fees and expenses ............................         133,241
  Administration and accounting fees .................................         120,000
  Custodian's fees and expenses ......................................          29,000
  Audit fee ..........................................................           7,000
  Legal fees and expenses ............................................           5,000
  Trustees' fees .....................................................           5,000
  Insurance expenses .................................................           2,000
  Miscellaneous ......................................................           6,171
                                                                          ------------
     Total operating expenses ........................................       1,506,578
  Loan interest expense (Note 7) .....................................           1,802
                                                                          ------------
     Net expenses ....................................................       1,508,380
                                                                          ------------
NET INVESTMENT INCOME ................................................       1,128,359
                                                                          ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
     Investment transactions .........................................      21,795,575
     Foreign currency transactions ...................................         (30,746)
                                                                          ------------
                                                                            21,764,829
                                                                          ------------
  Net change in unrealized appreciation (depreciation)
     on investments ..................................................       1,724,593
                                                                          ------------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES .......................      23,489,422
                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................    $ 24,617,781
                                                                          ============

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                        SIX MONTHS ENDED           YEAR ENDED
                                                                         JUNE 30, 2005          DECEMBER 31, 2004
                                                                        ----------------        -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income ..............................................    $  1,128,359             $    899,588
  Net realized gain on investments and foreign currencies ............      21,764,829               22,616,561
  Net change in unrealized appreciation (depreciation)
     on investments and foreign currencies ...........................       1,724,593               27,061,108
                                                                          ------------             ------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............      24,617,781               50,577,257
                                                                          ------------             ------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income ...............................        (699,254)              (1,843,388)
  Distributions from net realized gains ..............................     (20,829,591)                      --
                                                                          ------------             ------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS ..................................     (21,528,845)              (1,843,388)
                                                                          ------------             ------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [3,190,350 and 4,711,892 shares, respectively] ..      74,832,911               91,830,070
  Capital stock issued in reinvestment of dividends
     [960,681 and 105,578 shares, respectively] ......................      21,528,845                1,843,388
  Capital stock repurchased [1,751,524 and 4,089,071
     shares, respectively] ...........................................     (38,059,038)             (75,178,286)
                                                                          ------------             ------------
  INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS ...      58,302,718               18,495,172
                                                                          ------------             ------------
TOTAL INCREASE IN NET ASSETS .........................................      61,391,654               67,229,041
NET ASSETS:
  Beginning of period ................................................     238,089,297              170,860,256
                                                                          ------------             ------------
  End of period(a) ...................................................    $299,480,951             $238,089,297
                                                                          ============             ============
  (a) Includes undistributed net investment income of ................    $  1,120,406             $    691,301
                                                                          ------------             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A16

                ------------------------------------------------
                AST ALLIANCEBERNSTEIN LARGE-CAP GROWTH PORTFOLIO
                ------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2005

ASSETS
  Investments, at value, including securities on loan
  of $16,136,026 (cost $204,759,042) .................................   $ 229,325,313
  Receivable for investments sold ....................................       3,156,487
  Cash ...............................................................         163,483
  Dividends and interest receivable ..................................         157,642
  Prepaid expenses ...................................................           2,617
                                                                         -------------
     Total Assets ....................................................     232,805,542
                                                                         -------------
LIABILITIES
  Collateral for securities on loan ..................................      16,636,918
  Payable for investments purchased ..................................       2,048,137
  Loan payable .......................................................       1,300,000
  Payable for capital stock repurchased ..............................         855,386
  Advisory fees payable ..............................................          76,325
  Accrued expenses and other liabilities .............................          41,049
  Deferred trustees' fees ............................................           5,589
  Shareholder servicing fees payable .................................           1,179
                                                                         -------------
     Total Liabilities ...............................................      20,964,583
                                                                         -------------
NET ASSETS ...........................................................   $ 211,840,959
                                                                         =============
  Net assets were comprised of:
     Common stock, at $.001 par value ................................   $      24,200
     Paid-in capital in excess of par ................................     451,125,988
                                                                         -------------
                                                                           451,150,188
  Accumulated net investment loss ....................................        (329,272)
  Accumulated net realized loss on investments .......................    (263,546,228)
  Net unrealized appreciation on investments .........................      24,566,271
                                                                         -------------
  Net assets, June 30, 2005 ..........................................   $ 211,840,959
                                                                         =============
Net asset value and redemption price per share,
  $211,840,959/24,200,160 outstanding shares of common stock ........    $        8.75
                                                                         =============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2005

INVESTMENT INCOME
  Dividends (net of $23,872 foreign withholding tax) .................    $    926,890
  Income from securities lending, net ................................           7,176
                                                                          ------------
                                                                               934,066
                                                                          ------------
EXPENSES
  Advisory fees ......................................................       1,035,520
  Shareholder servicing fees and expenses ............................         115,058
  Administration and accounting fees .................................         109,000
  Custodian's fees and expenses ......................................          19,000
  Audit fee ..........................................................           7,000
  Trustees' fees .....................................................           6,000
  Legal fees and expenses ............................................           5,000
  Insurance expenses .................................................           4,000
  Miscellaneous ......................................................           7,067
                                                                          ------------
     Total operating expenses ........................................       1,307,645
  Loan interest expense (Note 7) .....................................           7,632
  Less: advisory fee waivers and expense
     reimbursements ..................................................         (57,529)
                                                                          ------------
     Net expenses ....................................................       1,257,748
                                                                          ------------
NET INVESTMENT LOSS ..................................................        (323,682)
                                                                          ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investment transactions .......................       6,441,467
  Net change in unrealized appreciation (depreciation)
     on investments ..................................................      (9,862,454)
                                                                          ------------
NET LOSS ON INVESTMENTS ..............................................      (3,420,987)
                                                                          ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .................    $ (3,744,669)
                                                                          ============

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                        SIX MONTHS ENDED           YEAR ENDED
                                                                         JUNE 30, 2005          DECEMBER 31, 2004
                                                                        ----------------        -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment loss ................................................    $   (323,682)            $   (165,250)
  Net realized gain on investments ...................................       6,441,467                6,464,542
  Net change in unrealized appreciation (depreciation)
     on investments ..................................................      (9,862,454)               7,640,416
                                                                          ------------             ------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS .................................................      (3,744,669)              13,939,708
                                                                          ------------             ------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [1,925,755 and 9,853,712 shares, respectively] ..      16,448,728               81,916,908
  Capital stock repurchased [6,958,347 and 9,014,318
     shares, respectively] ...........................................     (58,998,477)             (74,777,073)
                                                                          ------------             ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
     STOCK TRANSACTIONS ..............................................     (42,549,749)               7,139,835
                                                                          ------------             ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..............................     (46,294,418)              21,079,543
NET ASSETS:
  Beginning of period ................................................     258,135,377              237,055,834
                                                                          ------------             ------------
  End of period ......................................................    $211,840,959             $258,135,377
                                                                          ============             ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A17

                            ------------------------
                            AST MFS GROWTH PORTFOLIO
                            ------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2005

ASSETS
  Investments, at value, including securities on loan
     of $45,526,804 (cost $551,142,679) ..............................   $ 573,864,417
  Cash ...............................................................             845
  Receivable for investments sold ....................................      10,742,663
  Dividends and interest receivable ..................................         256,102
  Prepaid expenses ...................................................           5,837
                                                                         -------------
     Total Assets ....................................................     584,869,864
                                                                         -------------
LIABILITIES
  Collateral for securities on loan ..................................      47,077,437
  Payable for investments purchased ..................................      13,880,634
  Payable for capital stock repurchased ..............................       1,308,521
  Advisory fees payable ..............................................         172,295
  Accrued expenses and other liabilities .............................          57,975
  Deferred trustees' fees ............................................           9,444
  Shareholder servicing fees payable .................................           2,890
                                                                         -------------
     Total Liabilities ...............................................      62,509,196
                                                                         -------------
NET ASSETS ...........................................................   $ 522,360,668
                                                                         =============
  Net assets were comprised of:
     Common stock, at $.001 par value ................................   $      65,733
     Paid-in capital in excess of par ................................     920,620,914
                                                                         -------------
                                                                           920,686,647
  Accumulated net investment loss ....................................         (82,989)
  Accumulated net realized loss on investments .......................    (420,963,597)
  Net unrealized appreciation on investments
     and foreign currencies ..........................................      22,720,607
                                                                         -------------
  Net assets, June 30, 2005 ..........................................   $ 522,360,668
                                                                         =============
Net asset value and redemption price per share,
  $522,360,668/65,732,790 outstanding shares of common stock .........   $        7.95
                                                                         =============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2005

INVESTMENT INCOME
  Dividends (net of $33,036 foreign withholding tax) .................    $  2,387,438
  Interest ...........................................................         284,151
  Income from securities lending, net ................................          17,726
                                                                          ------------
                                                                             2,689,315
                                                                          ------------
EXPENSES
  Advisory fees ......................................................       2,364,353
  Shareholder servicing fees and expenses ............................         262,706
  Administration and accounting fees .................................         176,000
  Custodian's fees and expenses ......................................          48,000
  Trustees' fees .....................................................          10,000
  Insurance expenses .................................................           8,000
  Audit fee ..........................................................           7,000
  Legal fees and expenses ............................................           3,000
  Miscellaneous ......................................................           9,622
                                                                          ------------
     Total operating expenses ........................................       2,888,681
  Loan interest expense (Note 7) .....................................           5,532
  Less: advisory fee waivers and expense reimbursements ..............        (131,353)
                                                                          ------------
     Net expenses ....................................................       2,762,860
                                                                          ------------
NET INVESTMENT LOSS ..................................................         (73,545)
                                                                          ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
     Investment transactions .........................................      22,248,093
     Foreign currency transactions ...................................         (25,007)
                                                                          ------------
                                                                            22,223,086
                                                                          ------------
  Net change in unrealized appreciation (depreciation) on:
     Investments .....................................................     (30,909,037)
     Foreign currencies ..............................................          (4,192)
                                                                          ------------
                                                                           (30,913,229)
                                                                          ------------
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES .......................      (8,690,143)
                                                                          ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .................    $ (8,763,688)
                                                                          ============

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                        SIX MONTHS ENDED           YEAR ENDED
                                                                         JUNE 30, 2005          DECEMBER 31, 2004
                                                                        ----------------        -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment loss ................................................    $    (73,545)           $      66,226
  Net realized gain on investments and foreign currencies ............      22,223,086               40,797,208
  Net change in unrealized appreciation (depreciation)
     on investments and foreign currencies ...........................     (30,913,229)              15,176,570
                                                                          ------------            -------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS .................................................      (8,763,688)              56,040,004
                                                                          ------------            -------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income ...............................         (59,767)                      --
                                                                          ------------            -------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [4,876,555 and 3,969,455 shares, respectively] ..      38,354,249               29,685,612
  Capital stock issued in reinvestment of dividends
     [7,751 and 0 shares, respectively] ..............................          59,767                       --
  Capital stock repurchased [5,389,502 and 19,022,477
     shares, respectively] ...........................................     (42,154,089)            (144,108,452)
                                                                          ------------            -------------
  DECREASE IN NET ASSETS RESULTING FROM CAPITAL
     STOCK TRANSACTIONS ..............................................      (3,740,073)            (114,422,840)
                                                                          ------------            -------------
TOTAL DECREASE IN NET ASSETS .........................................     (12,563,528)             (58,382,836)
NET ASSETS:
  Beginning of period ................................................     534,924,196              593,307,032
                                                                          ------------            -------------
  End of period(a) ...................................................    $522,360,668            $ 534,924,196
                                                                          ============            =============
  (a) Includes undistributed net investment income of ................    $         --            $      50,323
                                                                          ------------            -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A18

                      ------------------------------------
                      AST MARSICO CAPITAL GROWTH PORTFOLIO
                      ------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2005

ASSETS
  Investments, at value, including securities on loan
     of $460,642,673 (cost $2,569,838,796) ...........................    $3,136,922,646
  Cash ...............................................................                 1
  Dividends and interest receivable ..................................         2,649,258
  Prepaid expenses ...................................................            23,120
                                                                          --------------
     Total Assets ....................................................     3,139,595,025
                                                                          --------------
LIABILITIES
  Collateral for securities on loan ..................................       477,436,718
  Payable for investments purchased ..................................        44,868,330
  Payable for capital stock repurchased ..............................         4,390,067
  Advisory fees payable ..............................................           914,815
  Accrued expenses and other liabilities ........................                 99,878
  Deferred trustees' fees ............................................            22,587
  Shareholder servicing fees payable .................................            14,451
                                                                          --------------
     Total Liabilities ...............................................       527,746,846
                                                                          --------------
NET ASSETS ...........................................................    $2,611,848,179
                                                                          ==============
  Net assets were comprised of:
     Common stock, at $.001 par value ................................    $      147,828
     Paid-in capital in excess of par ................................     2,292,025,746
                                                                          --------------
                                                                           2,292,173,574
  Undistributed net investment income ................................         1,767,064
  Accumulated net realized loss on investments .......................      (249,176,309)
  Net unrealized appreciation on investments and
     foreign currencies ..............................................       567,083,850
                                                                          --------------
  Net assets, June 30, 2005 ..........................................    $2,611,848,179
                                                                          ==============
Net asset value and redemption price per share,
  $2,611,848,179/147,827,799 outstanding shares of common stock ......    $        17.67
                                                                          ==============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2005

INVESTMENT INCOME
  Dividends (net of $658,111 foreign withholding tax) ................    $   13,600,181
  Income from securities lending, net ................................           140,943
                                                                          --------------
                                                                              13,741,124
                                                                          --------------
EXPENSES
  Advisory fees ......................................................        10,658,134
  Shareholder servicing fees and expenses ............................         1,184,237
  Administration and accounting fees .................................           294,000
  Custodian's fees and expenses ......................................           101,000
  Insurance expenses .................................................            26,000
  Trustees' fees .....................................................            16,000
  Audit fee ..........................................................             7,000
  Legal fees and expenses ............................................             6,000
  Miscellaneous ......................................................            13,923
                                                                          --------------
     Total operating expenses ........................................        12,306,294
  Loan interest expense (Note 7) .....................................               451
  Less: advisory fee waivers and expense reimbursements ..............          (355,271)
                                                                          --------------
     Net expenses ....................................................        11,951,474
                                                                          --------------
NET INVESTMENT INCOME ................................................         1,789,650
                                                                          --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
     Investment transactions .........................................        39,226,408
     Foreign currency transactions ...................................            (7,026)
                                                                          --------------
                                                                              39,219,382
                                                                          --------------
  Net change in unrealized appreciation (depreciation) on:
     Investments .....................................................       (62,172,136)
     Foreign currencies ..............................................                 1
                                                                          --------------
                                                                             (62,172,135)
                                                                          --------------
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES .......................       (22,952,753)
                                                                          --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .................    $  (21,163,103)
                                                                          ==============

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                        SIX MONTHS ENDED           YEAR ENDED
                                                                         JUNE 30, 2005          DECEMBER 31, 2004
                                                                        ----------------        -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss) .......................................   $    1,789,650          $     (142,474)
  Net realized gain on investments and foreign currencies ............       39,219,382              61,274,855
  Net change in unrealized appreciation (depreciation)
     on investments and foreign currencies ...........................      (62,172,135)            245,337,782
                                                                         --------------          --------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....      (21,163,103)            306,470,163
                                                                         --------------          --------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [23,977,125 and 30,104,296 shares, respectively]       417,206,986             480,032,518
  Capital stock repurchased [4,649,840 and 12,388,470 shares,
     respectively] ...................................................      (79,215,390)           (202,064,369)
                                                                         --------------          --------------
  INCREASE IN NET ASSETS RESULTING FROM CAPITAL
     STOCK TRANSACTIONS ..............................................      337,991,596             277,968,149
                                                                         --------------          --------------
TOTAL INCREASE IN NET ASSETS .........................................      316,828,493             584,438,312
NET ASSETS:
  Beginning of period ................................................    2,295,019,686           1,710,581,374
                                                                         --------------          --------------
  End of period(a) ...................................................   $2,611,848,179          $2,295,019,686
                                                                         ==============          ==============
  (a) Includes undistributed net investment income of ................   $    1,767,064          $           --
                                                                         --------------          --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A19

                 -----------------------------------------------
                 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
                 -----------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2005

ASSETS
  Investments, at value, including securities on loan
     of $50,129,135 (cost $775,542,376) ..............................    $  849,389,529
  Cash ...............................................................         2,509,767
  Receivable for investments sold ....................................        16,022,194
  Dividends and interest receivable ..................................           375,801
  Prepaid expenses ...................................................             9,931
                                                                          --------------
     Total Assets ....................................................       868,307,222
                                                                          --------------
LIABILITIES
  Collateral for securities on loan ..................................        52,076,075
  Payable for investments purchased ..................................         8,587,654
  Payable for capital stock repurchased ..............................         1,058,729
  Advisory fees payable ..............................................           197,554
  Accrued expenses and other liabilities .............................            86,825
  Deferred trustees' fees ............................................            42,540
  Shareholder servicing fees payable .................................             4,605
                                                                          --------------
     Total Liabilities ...............................................        62,053,982
                                                                          --------------
NET ASSETS ...........................................................    $  806,253,240
                                                                          ==============
  Net assets were comprised of:
     Common stock, at $.001 par value ................................    $       38,812
     Paid-in capital in excess of par ................................     1,632,957,347
                                                                          --------------
                                                                           1,632,996,159
  Accumulated net investment loss ....................................          (362,847)
  Accumulated net realized loss on investments .......................      (900,227,225)
  Net unrealized appreciation on investments .........................        73,847,153
                                                                          --------------
  Net assets, June 30, 2005 ..........................................    $  806,253,240
                                                                          ==============
Net asset value and redemption price per share,
  $806,253,240/38,811,709 outstanding shares of common stock .........    $        20.77
                                                                          ==============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2005

INVESTMENT INCOME
  Dividends ..........................................................    $  3,885,662
  Interest ...........................................................          41,245
  Income from securities lending, net ................................          36,562
                                                                          ------------
                                                                             3,963,469
                                                                          ------------
EXPENSES
  Advisory fees ......................................................       3,831,793
  Shareholder servicing fees and expenses ............................         425,755
  Administration and accounting fees .................................         212,000
  Custodian's fees and expenses ......................................          57,000
  Trustees' fees .....................................................          15,000
  Insurance expenses .................................................          14,000
  Audit fee ..........................................................           7,000
  Legal fees and expenses ............................................           6,000
  Miscellaneous ......................................................          12,066
                                                                          ------------
     Total operating expenses ........................................       4,580,614
  Loan interest expense (Note 7) .....................................           1,190
  Less: advisory fee waivers and expense reimbursements ..............        (298,028)
                                                                          ------------
     Net expenses ....................................................       4,283,776
                                                                          ------------
NET INVESTMENT LOSS ..................................................        (320,307)
                                                                          ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investment transactions .......................      22,521,108
  Net change in unrealized appreciation (depreciation)
     on investments ..................................................     (57,788,605)
                                                                          ------------
NET LOSS ON INVESTMENTS ..............................................     (35,267,497)
                                                                          ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .................    $(35,587,804)
                                                                          ============

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                        SIX MONTHS ENDED           YEAR ENDED
                                                                         JUNE 30, 2005          DECEMBER 31, 2004
                                                                        ----------------        -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment income (loss) ......................................   $    (320,307)          $    4,445,171
   Net realized realized gain on investments .........................      22,521,108               42,580,023
   Net change in unrealized appreciation (depreciation)
     on investments ..................................................     (57,788,605)             (17,509,798)
                                                                         -------------           --------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS .................................................     (35,587,804)              29,515,396
                                                                         -------------           --------------
DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income ..............................      (4,445,171)                      --
                                                                         -------------           --------------
CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [131,650 and 1,535,694 shares, respectively] ...       2,698,682               31,156,320
   Capital stock issued in reinvestment of dividends
     [223,600 and 0 shares, respectively] ............................       4,445,171                       --
   Net asset value of shares issued in merger
     [0 and 2,089,499 shares, respectively] (Note 9) .................              --               42,536,344
   Capital stock repurchased [6,343,081 and 14,035,812
     shares, respectively] ...........................................    (129,635,331)            (285,630,024)
                                                                         -------------           --------------
   DECREASE IN NET ASSETS RESULTING FROM CAPITAL
     STOCK TRANSACTIONS ..............................................    (122,491,478)            (211,937,360)
                                                                         -------------           --------------
TOTAL DECREASE IN NET ASSETS .........................................    (162,524,453)            (182,421,964)
NET ASSETS:
   Beginning of period ...............................................     968,777,693            1,151,199,657
                                                                         -------------           --------------
   End of period(a) ..................................................   $ 806,253,240           $  968,777,693
                                                                         =============           ==============
   (a) Includes undistributed net investment income of ...............   $          --           $    4,402,631
                                                                         -------------           --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A20

                       ----------------------------------
                       AST DEAM LARGE-CAP VALUE PORTFOLIO
                       ----------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2005

ASSETS
  Investments, at value, including securities on loan
     of $8,635,348 (cost $149,604,072) ...............................    $156,579,462
  Cash ...............................................................       5,328,991
  Interest receivable ................................................         182,839
  Prepaid expenses ...................................................           1,911
                                                                          ------------
     Total Assets ....................................................     162,093,203
                                                                          ------------
LIABILITIES
  Collateral for securities on loan ..................................       9,003,490
  Payable for capital stock repurchased ..............................         113,533
  Due to broker-variation margin .....................................          35,150
  Advisory fee payable ...............................................          29,574
  Accrued expenses and other liabilities .............................           8,505
  Deferred trustees' fees ............................................           1,294
  Shareholder servicing fees payable .................................             843
                                                                          ------------
     Total Liabilities ...............................................       9,192,389
                                                                          ------------
NET ASSETS ...........................................................    $152,900,814
                                                                          ============
  Net assets were comprised of:
     Common stock, at $.001 par value ................................    $     13,172
     Paid-in capital in excess of par ................................     131,731,782
                                                                          ------------
                                                                           131,744,954
  Undistributed net investment income ................................       1,101,300
  Accumulated net realized gain on investments .......................      13,125,170
  Net unrealized appreciation on investments .........................       6,929,390
                                                                          ------------
  Net assets, June 30, 2005 ..........................................    $152,900,814
                                                                          ============
Net asset value and redemption price per share,
  $152,900,814/13,172,098 outstanding shares of common stock .........    $      11.61
                                                                          ============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2005

INVESTMENT INCOME
  Dividends ..........................................................    $  1,935,433
  Interest ...........................................................          78,560
  Income from securities lending, net ................................           9,859
                                                                          ------------
                                                                             2,023,852
                                                                          ------------
EXPENSES
  Advisory fees ......................................................         790,979
  Shareholder servicing fees and expenses ............................          93,057
  Administration and accounting fees .................................          93,000
  Custodian's fees and expenses ......................................          15,000
  Audit fee ..........................................................           7,000
  Trustees' fees .....................................................           5,000
  Legal fees and expenses ............................................           4,000
  Insurance expenses .................................................           2,000
  Miscellaneous ......................................................           7,103
                                                                          ------------
     Total operating expenses ........................................       1,017,138
  Less: advisory fee waivers .........................................         (95,880)
                                                                          ------------
     Net expenses ....................................................         921,258
                                                                          ------------
  NET INVESTMENT INCOME ..............................................       1,102,594
                                                                          ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on:
     Investment transactions .........................................      15,308,874
     Futures transactions ............................................        (313,803)
                                                                          ------------
                                                                            14,995,071
                                                                          ------------
  Net change in unrealized appreciation (depreciation) on:
     Investments .....................................................     (14,365,187)
     Futures .........................................................        (186,563)
                                                                          ------------
                                                                           (14,551,750)
                                                                          ------------
NET GAIN ON INVESTMENTS ..............................................         443,321
                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................    $  1,545,915
                                                                          ============

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                        SIX MONTHS ENDED           YEAR ENDED
                                                                         JUNE 30, 2005          DECEMBER 31, 2004
                                                                        ----------------        -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income ..............................................    $  1,102,594             $  1,923,331
  Net realized gain on investments ...................................      14,995,071               20,104,072
  Net change in unrealized appreciation (depreciation)
     on investments ..................................................     (14,551,750)               5,768,275
                                                                          ------------             ------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............       1,545,915               27,795,678
                                                                          ------------             ------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income ...............................      (1,868,041)              (1,225,279)
                                                                          ------------             ------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [2,691,960 and 6,638,607 shares,
     respectively] ...................................................      30,842,349               68,697,775
  Capital stock issued in reinvestment of dividends
     [165,314 and 122,283 shares, respectively] ......................       1,868,041                1,225,273
  Capital stock repurchased [6,306,255 and 3,723,950
     shares, respectively] ...........................................     (71,352,416)             (38,449,494)
                                                                          ------------             ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
     STOCK TRANSACTIONS ..............................................     (38,642,026)              31,473,554
                                                                          ------------             ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..............................     (38,964,152)              58,043,953
NET ASSETS:
  Beginning of period ................................................     191,864,966              133,821,013
                                                                          ------------             ------------
  End of period(a) ...................................................    $152,900,814             $191,864,966
                                                                          ============             ============
  (a) Includes undistributed net investment income of ................    $  1,101,300             $  1,866,747
                                                                          ------------             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A21

                  ----------------------------------------------
                  AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO
                  ----------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2005

ASSETS
  Investments, at value, including securities on loan
    of $167,432,141 (cost $801,658,168) ..............................    $864,383,393
  Cash ...............................................................      15,384,136
  Receivable for investments sold ....................................       1,345,510
  Dividends and interest receivable ..................................         983,311
  Prepaid expenses ...................................................           6,542
                                                                          ------------
    Total Assets .....................................................     882,102,892
                                                                          ------------
LIABILITIES
  Collateral for securities on loan ..................................     174,557,915
  Payable for capital stock repurchased ..............................       6,347,258
  Payable for investments purchased ..................................       1,929,181
  Advisory fee payable ...............................................         186,597
  Accrued expenses and other liabilities .............................          68,280
  Deferred trustees' fees ............................................          14,662
  Shareholder servicing fees payable .................................             853
                                                                          ------------
    Total Liabilities ................................................     183,104,746
                                                                          ------------
NET ASSETS ...........................................................    $698,998,146
                                                                          ============
  Net assets were comprised of:
    Common stock, at $.001 par value .................................    $     40,936
    Paid-in capital in excess of par .................................     653,498,805
                                                                          ------------
                                                                           653,539,741
  Undistributed net investment income ................................       4,013,499
  Accumulated net realized loss on investments .......................     (21,280,319)
  Net unrealized appreciation on investments .........................      62,725,225
                                                                          ------------
  Net assets, June 30, 2005 ..........................................    $698,998,146
                                                                          ============
Net asset value and redemption price per share,
  $698,998,146/40,936,456 outstanding shares of
  common stock .......................................................    $      17.08
                                                                          ============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2005

INVESTMENT INCOME
  Dividends ..........................................................   $  6,663,634
  Interest ...........................................................         99,760
  Income from securities lending, net ................................         56,566
                                                                         ------------
                                                                            6,819,960
                                                                         ------------
EXPENSES
  Advisory fees ......................................................      2,374,013
  Shareholder servicing fees and expenses ............................        316,535
  Administration and accounting fees .................................        190,000
  Custodian's fees and expenses ......................................         33,000
  Trustees' fees .....................................................          9,000
  Insurance expenses .................................................          8,000
  Audit fee ..........................................................          7,000
  Legal fees and expenses ............................................          4,000
  Miscellaneous ......................................................          8,518
                                                                         ------------
    Total operating expenses .........................................      2,950,066
  Less: advisory fee waivers and expense
    reimbursements ...................................................       (158,267)
                                                                         ------------
    Net expenses .....................................................      2,791,799
                                                                         ------------
NET INVESTMENT INCOME ................................................      4,028,161
                                                                         ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investment transactions .......................     33,085,896
  Net change in unrealized appreciation (depreciation)
    on investments ...................................................    (14,229,980)
                                                                         ------------
NET GAIN ON INVESTMENTS ..............................................     18,855,916
                                                                         ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................   $ 22,884,077
                                                                         ============

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                        SIX MONTHS ENDED           YEAR ENDED
                                                                          JUNE 30, 2005         DECEMBER 31, 2004
                                                                        ----------------        -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income ..............................................    $  4,028,161            $   6,217,101
  Net realized gain on investments ...................................      33,085,896               48,115,688
  Net change in unrealized appreciation (depreciation)
    on investments ...................................................     (14,229,980)              31,554,521
                                                                          ------------            -------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............      22,884,077               85,887,310
                                                                          ------------            -------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income ...............................      (5,779,623)              (9,262,013)
                                                                          ------------            -------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [5,563,321 and 3,609,679 shares,
    respectively].....................................................      91,814,223               52,611,206
  Capital stock issued in reinvestment of dividends [358,984 and
    650,422 shares, respectively] ....................................       5,779,623                9,262,013
  Capital stock repurchased [3,199,756 and 9,720,869 shares,
    respectively] ....................................................     (52,509,773)            (141,800,738)
                                                                          ------------            -------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK
    TRANSACTIONS .....................................................      45,084,073              (79,927,519)
                                                                          ------------            -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..............................      62,188,527               (3,302,222)
NET ASSETS:
  Beginning of period ................................................     636,809,619              640,111,841
                                                                          ------------            -------------
  End of period(a) ...................................................    $698,998,146            $ 636,809,619
                                                                          ============            =============
  (a) Includes undistributed net investment income of ................    $  4,013,499            $   5,764,961
                                                                          ------------            -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A22

                 ----------------------------------------------
                 AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO
                 ----------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2005

ASSETS
  Investments, at value, including securities on loan
    of $17,074,972 (cost $81,585,130) ................................    $91,750,853
  Receivable for investments sold ....................................        385,232
  Dividends and interest receivable ..................................         71,507
  Receivable for capital stock sold ..................................          3,158
  Prepaid expenses ...................................................            755
                                                                          -----------
    Total Assets .....................................................     92,211,505
                                                                          -----------
LIABILITIES
  Collateral for securities on loan ..................................     17,657,795
  Advisory fees payable ..............................................         26,831
  Accrued expenses and other liabilities .............................         23,048
  Deferred trustees' fees ............................................            436
  Shareholder servicing fees payable .................................            409
                                                                          -----------
    Total Liabilities ................................................     17,708,519
                                                                          -----------
NET ASSETS ...........................................................    $74,502,986
                                                                          ===========
  Net assets were comprised of:
    Common stock, at $.001 par value .................................    $     7,537
    Paid-in capital in excess of par .................................     67,105,814
                                                                          -----------
                                                                           67,113,351
  Undistributed net investment income ................................         94,566
  Accumulated net realized loss on investments .......................     (2,870,654)
  Net unrealized appreciation on investments .........................     10,165,723
                                                                          -----------
  Net assets, June 30, 2005 ..........................................    $74,502,986
                                                                          ===========
Net asset value and redemption price per share,
  $74,502,986/7,537,314 outstanding shares of
  common stock .......................................................    $      9.88
                                                                          ===========

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2005

INVESTMENT INCOME
  Dividends (net of $7,700 foreign withholding tax) ..................     $   525,585
  Income from securities lending, net ................................           4,801
                                                                           -----------
                                                                               530,386
                                                                           -----------
EXPENSES
  Advisory fees ......................................................         333,388
  Shareholder servicing fees and expenses ............................          37,043
  Administration and accounting fees .................................          37,000
  Audit fee ..........................................................           8,000
  Custodian's fees and expenses ......................................           5,000
  Trustees' fees .....................................................           4,000
  Legal fees and expenses ............................................           3,000
  Insurance expenses .................................................           1,000
  Miscellaneous ......................................................           6,411
                                                                           -----------
    Total operating expenses .........................................         434,842
  Loan interest expense (Note 7) .....................................             542
                                                                           -----------
    Netexpenses ......................................................         435,384
                                                                           -----------
NET INVESTMENT INCOME ................................................          95,002
                                                                           -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
  Net realized gain on investment transactions .......................         930,512
  Net change in unrealized appreciation (depreciation)
    on investments ...................................................      (1,252,474)
                                                                           -----------
NET LOSS ON INVESTMENTS ..............................................        (321,962)
                                                                           -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .................     $  (226,960)
                                                                           ===========

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                        SIX MONTHS ENDED           YEAR ENDED
                                                                         JUNE 30, 2005          DECEMBER 31, 2004
                                                                        ----------------        -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income ..............................................    $    95,002              $    456,086
  Net realized gain on investments ...................................        930,512                 1,877,289
  Net change in unrealized appreciation (depreciation)
    on investments ..................................................      (1,252,474)                4,406,550
                                                                          -----------              ------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....       (226,960)                6,739,925
                                                                          -----------              ------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income ...............................       (456,085)                 (229,760)
                                                                          -----------              ------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [588,942 and 2,180,350 shares, respectively] ....      5,732,746                20,326,548
  Capital stock issued in reinvestment of dividends [48,314 and
    25,416 shares, respectively] ..........................                   456,085                   229,760
  Capital stock repurchased [923,705 and 1,412,752 shares,
    respectively].....................................................     (8,924,589)              (12,981,600)
                                                                          -----------              ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK
    TRANSACTIONS ......                                                    (2,735,758)                7,574,708
                                                                          -----------              ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..............................     (3,418,803)               14,084,873
NET ASSETS:
  Beginning of period ................................................     77,921,789                63,836,916
                                                                          -----------              ------------
  End of period(a) ...................................................    $74,502,986              $ 77,921,789
                                                                          ===========              ============
  (a) Includes undistributed net investment income of ................    $    94,566              $    455,649
                                                                          -----------              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A23

                   ------------------------------------------
                   AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
                   ------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2005

ASSETS
  Investments, at value, including securities on loan
    of $27,189,473 (cost $300,099,283) ...............................    $346,842,167
  Receivable for investments sold ....................................       5,346,263
  Dividends and interest receivable ..................................         463,041
  Prepaid expenses ...................................................           2,705
                                                                          ------------
    Total Assets .....................................................     352,654,176
                                                                          ------------
LIABILITIES
  Collateral for securities on loan ..................................      28,291,682
  Payable for investments purchased ..................................      12,481,273
  Payable for capital stock repurchased ..............................         697,474
  Advisory fees payable ..............................................          71,267
  Accrued expenses and other liabilities .............................          36,416
  Deferred trustees' fees ............................................           1,795
  Shareholder servicing fees payable .................................           1,727
                                                                          ------------
    Total Liabilities ................................................      41,581,634
                                                                          ------------
NET ASSETS ...........................................................    $311,072,542
                                                                          ============
  Net assets were comprised of:
    Common stock, at $.001 par value .................................    $     26,153
    Paid-in capital in excess of par .................................     260,229,522
                                                                          ------------
                                                                           260,255,675
  Undistributed net investment income ................................       1,977,614
  Accumulated net realized gain on investments .......................       2,096,369
  Net unrealized appreciation on investments .........................      46,742,884
                                                                          ------------
  Net assets, June 30, 2005 ..........................................    $311,072,542
                                                                          ============
Net asset value and redemption price per share,
  $311,072,542/26,152,329 outstanding shares of
  common stock .......................................................    $      11.89
                                                                          ============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2005

INVESTMENT INCOME
  Dividends (net of $10,582 foreign withholding tax) .................    $ 3,332,950
  Income from securities lending, net ................................          9,687
                                                                          -----------
                                                                            3,342,637
                                                                          -----------
EXPENSES
  Advisory fees ......................................................      1,055,205
  Shareholder servicing fees and expenses ............................        140,694
  Administration and accounting fees .................................        124,000
  Custodian's fees and expenses ......................................         14,000
  Audit fee ..........................................................          7,000
  Trustees' fees .....................................................          6,000
  Legal fees and expenses ............................................          5,000
  Insurance expenses .................................................          3,000
  Miscellaneous ......................................................          7,622
                                                                          -----------
    Total operating expenses .........................................      1,362,521
  Loan interest expense (Note 7) .....................................            709
                                                                          -----------
    Net expenses .....................................................      1,363,230
                                                                          -----------
NET INVESTMENT INCOME ................................................      1,979,407
                                                                          -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
  Net realized gain on investment transactions .......................      3,634,481
  Net change in unrealized appreciation (depreciation)
    on investments ...................................................     (3,393,818)
                                                                          -----------
NET GAIN ON INVESTMENTS ..............................................        240,663
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................    $ 2,220,070
                                                                          ===========

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                        SIX MONTHS ENDED           YEAR ENDED
                                                                         JUNE 30, 2005          DECEMBER 31, 2004
                                                                        ----------------        -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income ..............................................    $  1,979,407            $  3,382,698
  Net realized gain on investments ...................................       3,634,481               7,698,383
  Net change in unrealized appreciation (depreciation)
    on investments ...................................................      (3,393,818)             19,408,283
                                                                          ------------            ------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............       2,220,070              30,489,364
                                                                          ------------            ------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income ...............................      (3,382,697)             (3,001,313)
  Distributions from net realized gains ..............................      (6,873,972)             (5,245,992)
                                                                          ------------            ------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS ..................................     (10,256,669)             (8,247,305)
                                                                          ------------            ------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [4,284,477 and 10,046,608 shares, respectively] .      50,888,439             114,497,710
  Capital stock issued in reinvestment of dividends [883,435 and
    757,329 shares, respectively] ....................................      10,256,669               8,247,305
  Capital stock repurchased [2,483,210 and 4,578,037 shares,
    respectively] ....................................................     (29,519,519)            (50,050,864)
                                                                          ------------            ------------
  INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS ...      31,625,589              72,694,151
                                                                          ------------            ------------
TOTAL INCREASE IN NET ASSETS .........................................      23,588,990              94,936,210
NET ASSETS:
  Beginning of period ................................................     287,483,552             192,547,342
                                                                          ------------            ------------
  End of period(a) ...................................................    $311,072,542            $287,483,552
                                                                          ============            ============
  (a) Includes undistributed net investment income of ................    $  1,977,614            $  3,380,904
                                                                          ------------            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A24

                       -----------------------------------
                       AST COHEN & STEERS REALTY PORTFOLIO
                       -----------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2005

ASSETS
  Investments, at value, including securities on loan
    of $22,414,008 (cost $334,103,899) ...............................    $441,340,232
  Interest receivable ................................................       1,970,599
  Receivable for investments sold ....................................         260,789
  Prepaid expenses ...................................................           3,642
                                                                          ------------
    Total Assets .....................................................     443,575,262
                                                                          ------------
LIABILITIES
  Collateral for securities on loan ..................................      22,863,467
  Payable for capital stock repurchased ..............................       2,676,474
  Payable for investments purchased ..................................       1,741,036
  Advisory fees payable ..............................................         110,278
  Payable to custodian ...............................................          71,259
  Accrued expenses and other liabilities .............................          42,176
  Deferred trustees' fees ............................................           2,740
  Shareholder servicing fees payable .................................           2,407
                                                                          ------------
    Total Liabilities ................................................      27,509,837
                                                                          ------------
NET ASSETS ...........................................................    $416,065,425
                                                                          ============
  Net assets were comprised of:
    Common stock, at $.001 par value .................................    $     25,071
    Paid-in capital in excess of par .................................     273,193,900
                                                                          ------------
                                                                           273,218,971
  Undistributed net investment income ................................       5,851,331
  Accumulated net realized gain on investments .......................      29,756,277
  Net unrealized appreciation on investments.
    and foreign currencies ...........................................     107,238,846
                                                                          ------------
  Net assets, June 30, 2005 ..........................................    $416,065,425
                                                                          ============
Net asset value and redemption price per share,
  $416,065,425/25,070,591 outstanding shares of
  common stock .......................................................    $      16.60
                                                                          ============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2005

INVESTMENT INCOME
  Dividends (net of $5,543 foreign withholding tax) ..................     $ 7,785,249
  Income from securities lending, net ................................          13,489
                                                                           -----------
                                                                             7,798,738
                                                                           -----------
EXPENSES
  Advisory fees ......................................................       1,884,607
  Shareholder servicing fees and expenses ............................         188,461
  Administration and accounting fees .................................         152,000
  Custodian's fees and expenses ......................................          21,000
  Trustees' fees .....................................................           8,000
  Audit fee ..........................................................           7,000
  Insurance expenses .................................................           4,000
  Legal fees and expenses ............................................           4,000
  Miscellaneous ......................................................           6,578
                                                                           -----------
    Total operating expenses .........................................       2,275,646
  Loan interest expense (Note 7) .....................................           7,303
  Less: advisory fee waivers and expense reimbursements ..............        (339,229)
                                                                           -----------
    Net expenses .....................................................       1,943,720
                                                                           -----------
NET INVESTMENT INCOME ................................................       5,855,018
                                                                           -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain on:
    Investment transactions ..........................................      26,196,180
    Foreign currency transactions ....................................           4,815
                                                                           -----------
                                                                            26,200,995
                                                                           -----------
  Net change in unrealized appreciation (depreciation) on:
    Investments ......................................................      (8,098,149)
    Foreign currencies ...............................................           2,513
                                                                           -----------
                                                                            (8,095,636)
                                                                           -----------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES .......................      18,105,359
                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................     $23,960,377
                                                                           ===========

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                        SIX MONTHS ENDED           YEAR ENDED
                                                                         JUNE 30, 2005          DECEMBER 31, 2004
                                                                        ----------------        -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income ..............................................    $  5,855,018             $ 11,243,770
  Net realized gain on investments and foreign currencies ............      26,200,995               25,273,895
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currencies ...............................      (8,095,636)              68,830,737
                                                                          ------------             ------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............      23,960,377              105,348,402
                                                                          ------------             ------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income ...............................      (5,939,611)              (7,684,744)
  Distributions from net realized gains ..............................     (29,397,709)              (4,721,132)
                                                                          ------------             ------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS ..................................     (35,337,320)             (12,405,876)
                                                                          ------------             ------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [2,099,756 and 8,515,874 shares, respectively] ..      33,301,504              121,458,367
  Capital stock issued in reinvestment of dividends [2,464,249 and
    902,902 shares, respectively] ....................................      35,337,320               12,405,876
  Capital stock repurchased [4,163,212 and 7,171,624 shares,
    respectively] ....................................................     (64,676,356)             (92,828,844)
                                                                          ------------             ------------
  INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS ...       3,962,468               41,035,399
                                                                          ------------             ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..............................      (7,414,475)             133,977,925
NET ASSETS:
  Beginning of period ................................................     423,479,900              289,501,975
                                                                          ------------             ------------
  End of period(a) ...................................................    $416,065,425             $423,479,900
                                                                          ============             ============
  (a) Includes undistributed net investment income of ................    $  5,851,331             $  5,935,924
                                                                          ------------             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A25

                 -------------------------------------------------
                 AST ALLIANCEBERNSTEIN MANAGED INDEX 500 PORTFOLIO
                 -------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2005

ASSETS
  Investments, at value, including securities on loan
    of $42,859,630 (cost $509,079,558) ...............................   $ 559,705,012
  Dividends and interest receivable ..................................         604,209
  Receivable for investments sold ....................................         425,963
  Receivable from investment manager .................................          39,743
  Prepaid expenses ...................................................           5,826
                                                                         -------------
    Total Assets .....................................................     560,780,753
                                                                         -------------
LIABILITIES
  Collateral for securities on loan ..................................      44,518,611
  Payable for capital stock repurchased ..............................       4,542,143
  Accrued expenses and other liabilities .............................          36,294
  Deferred trustees' fees ............................................           9,337
  Shareholder servicing fees payable .................................           2,852
                                                                         -------------
    Total Liabilities ................................................      49,109,237
                                                                         -------------
NET ASSETS ...........................................................   $ 511,671,516
                                                                         =============
  Net assets were comprised of:
    Common stock, at $.001 par value .................................   $      44,153
    Paid-in capital in excess of par .................................     607,133,239
                                                                         -------------
                                                                           607,177,392
  Undistributed net investment income ................................       2,665,238
  Accumulated net realized loss on investments .......................    (148,796,568)
  Net unrealized appreciation on investments .........................      50,625,454
                                                                         -------------
  Net assets, June 30, 2005 ..........................................   $ 511,671,516
                                                                         =============
Net asset value and redemption price per share,
  $511,671,516/44,153,255 outstanding shares of
  common stock .......................................................   $       11.59
                                                                         =============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2005

INVESTMENT INCOME
  Dividends (net of $6,582 foreign withholding tax) ..................    $  4,659,550
  Interest ...........................................................             454
  Income from securities lending, net ................................          26,310
                                                                          ------------
                                                                             4,686,314
                                                                          ------------
EXPENSES
  Advisory fees ......................................................       1,578,492
  Shareholder servicing fees and expenses ............................         263,082
  Administration and accounting fees .................................          88,000
  Custodian's fees and expenses ......................................          33,000
  Audit fee ..........................................................           8,000
  Insurance expenses .................................................           8,000
  Trustees' fees .....................................................           8,000
  Legal fees and expenses ............................................           5,000
  Miscellaneous ......................................................          17,289
                                                                          ------------
    Total operating expenses .........................................       2,008,863
  Loan interest expense (Note 7) .....................................           2,876
                                                                          ------------
    Net expenses .....................................................       2,011,739
                                                                          ------------
NET INVESTMENT INCOME ................................................       2,674,575
                                                                          ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investment transactions .......................       7,720,263
  Net change in unrealized appreciation (depreciation)
    on investments ...................................................     (21,555,469)
                                                                          ------------
NET LOSS ON INVESTMENTS ..............................................     (13,835,206)
                                                                          ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .................    $(11,160,631)
                                                                          ============

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                        SIX MONTHS ENDED           YEAR ENDED
                                                                         JUNE 30, 2005          DECEMBER 31, 2004
                                                                        ----------------        -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income ..............................................    $  2,674,575            $   6,946,279
  Net realized gain on investments ...................................       7,720,263                6,382,969
  Net change in unrealized appreciation (depreciation)
    on investments ...................................................     (21,555,469)              34,494,253
                                                                          ------------            -------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ..................................................     (11,160,631)              47,823,501
                                                                          ------------            -------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income ...............................      (6,896,193)              (4,631,826)
                                                                          ------------            -------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [2,218,060 and 14,970,341 shares, respectively] .      25,710,244              167,380,415
  Capital stock issued in reinvestment of dividends
    [610,282 and 424,551 shares, respectively] .......................       6,896,193                4,631,826
  Capital stock repurchased [5,590,921 and 17,787,384
    shares, respectively] ............................................     (64,543,855)            (195,030,248)
                                                                          ------------            -------------
  DECREASE IN NET ASSETS RESULTING FROM CAPITAL
    STOCK TRANSACTIONS ...............................................     (31,937,418)             (23,018,007)
                                                                          ------------            -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..............................     (49,994,242)              20,173,668
NET ASSETS:
  Beginning of period ................................................     561,665,758              541,492,090
                                                                          ------------            -------------
  End of period(a) ...................................................    $511,671,516            $ 561,665,758
                                                                          ============            =============
  (a) Includes undistributed net investment income of ................    $  2,665,238            $   6,949,361
                                                                          ------------            -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A26

                 ----------------------------------------------
                 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
                 ----------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2005

ASSETS
  Investments, at value, including securities on loan
    of $124,264,461 (cost $516,480,583) ..............................    $538,677,066
  Cash ...............................................................         110,272
  Receivable for investments sold ....................................       3,512,963
  Dividends and interest receivable ..................................         647,391
  Prepaid expenses ...................................................           4,467
                                                                          ------------
    Total Assets .....................................................     542,952,159
                                                                          ------------
LIABILITIES
  Collateral for securities on loan ..................................     129,203,490
  Payable for investments purchased ..................................       2,397,928
  Payable for capital stock repurchased ..............................         544,302
  Advisory fees payable ..............................................         132,502
  Accrued expenses and other liabilities .............................          75,679
  Due to broker-variation margin .....................................          12,950
  Deferred trustees' fees ............................................           7,057
  Shareholder servicing fees payable .................................           2,274
                                                                          ------------
    Total Liabilities ................................................     132,376,182
                                                                          ------------
NET ASSETS ...........................................................    $410,575,977
                                                                          ============
  Net assets were comprised of:
    Common stock, at $.001 par value .................................    $     31,271
    Paid-in capital in excess of par .................................     473,999,518
                                                                          ------------
                                                                           474,030,789
  Undistributed net investment income ................................       2,839,975
  Accumulated net realized loss on investments ............                (88,472,549)
  Net unrealized appreciation on investments and foreign currencies ..      22,177,762
                                                                          ------------
  Net assets, June 30, 2005...........................................    $410,575,977
                                                                          ============
Net asset value and redemption price per share,
  $410,575,977/31,270,748 outstanding shares of
  common stock .......................................................    $      13.13
                                                                          ============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2005

INVESTMENT INCOME
  Dividends (net of $3,784 foreign withholding tax)...................    $    4,786,008
  Interest ...........................................................            41,263
  Income from securities lending, net ................................            72,910
                                                                          --------------
                                                                               4,900,181
                                                                          --------------
EXPENSES
  Advisory fees ......................................................         1,590,006
  Shareholder servicing fees and expenses ............................           212,001
  Administration and accounting fees .................................           162,000
  Custodian's fees and expenses ......................................            50,000
  Audit fee ..........................................................             8,000
  Insurance expenses .................................................             6,000
  Legal fees and expenses ............................................             6,000
  Trustees' fees .....................................................             6,000
  Miscellaneous ......................................................            12,668
                                                                          --------------
    Total operating expenses .........................................         2,052,675
  Loan interest expense (Note 7) .....................................               473
                                                                          --------------
    Total expenses ...................................................         2,053,148
                                                                          --------------
NET INVESTMENT INCOME ................................................         2,847,033
                                                                          --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
    Investment transactions ..........................................        15,559,397
    Futures transactions .............................................           (79,547)
                                                                          --------------
                                                                              15,479,850
                                                                          --------------
  Net change in unrealized appreciation (depreciation) on:
    Investments ......................................................       (17,285,761)
    Futures ..........................................................           (91,600)
    Foreign currencies ...............................................              (955)
                                                                          --------------
                                                                             (17,378,316)
                                                                          --------------
NET LOSS ON INVESTMENTS AND FOREIGN
CURRENCIES ...........................................................        (1,898,466)
                                                                          --------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS ...........................................................    $      948,567
                                                                          ==============

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                        SIX MONTHS ENDED           YEAR ENDED
                                                                         JUNE 30, 2005          DECEMBER 31, 2004
                                                                        ----------------        -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income ..............................................    $    2,847,033           $    7,272,542
  Net realized gain on investments and foreign currencies ............        15,479,850               42,648,733
  Net change in unrealized appreciation (depreciation)
    on investments and foreign currencies ............................       (17,378,316)                 275,968
                                                                          --------------           --------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............           948,567               50,197,243
                                                                          --------------           --------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income ...............................        (7,184,462)              (3,630,621)
                                                                          --------------           --------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [497,457 and 5,525,672 shares, respectively] ....         6,520,531               67,332,771
  Capital stock issued in reinvestment of dividends [562,605
    and 306,640 shares, respectively] ................................         7,184,462                3,630,621
  Net asset value of shares issued in merger [0 and 9,098,089
    shares, respectively] (Note 9)....................................                --              108,397,180
  Capital stock repurchased [3,908,817 and 6,392,267
    shares, respectively] ............................................       (50,804,689)             (77,825,976)
                                                                          --------------           --------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
    STOCK TRANSACTIONS ...............................................       (37,099,696)             101,534,596
                                                                          --------------           --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..............................       (43,335,591)             148,101,218
NET ASSETS:
  Beginning of period ................................................       453,911,568              305,810,350
                                                                          --------------           --------------
  End of period(a) ...................................................    $  410,575,977           $  453,911,568
                                                                          ==============           ==============
  (a) Includes undistributed net investment income of ................    $    2,839,975           $    7,177,404
                                                                          --------------           --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A27

                -------------------------------------------------
                AST ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO
                -------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2005

ASSETS
  Investments, at value, including securities on loan
    of $56,935,700 (cost $2,333,327,224)..............................    $2,510,967,852
  Cash ...............................................................             2,725
  Receivable for investments sold ....................................        25,109,368
  Receivable for capital stock sold ..................................        13,055,631
  Dividends and interest receivable ..................................         2,909,370
  Prepaid expenses ...................................................            23,099
                                                                          --------------
    Total Assets .....................................................     2,552,068,045
                                                                          --------------
LIABILITIES
  Collateral for securities on loan ..................................        58,719,620
  Payable for investments purchased ..................................        52,828,624
  Advisory fee payable ...............................................           611,571
  Accrued expenses and other liabilities .............................           112,997
  Deferred trustees' fees ............................................            24,865
  Shareholder servicing fees payable .................................            13,413
                                                                          --------------
    Total Liabilities ................................................       112,311,090
                                                                          --------------
NET ASSETS ...........................................................    $2,439,756,955
                                                                          ==============
  Net assets were comprised of:
    Common stock, at $.001 par value .................................    $      126,867
    Paid-in capital in excess of par .................................     2,389,187,420
                                                                          --------------
                                                                           2,389,314,287
  Undistributed net investment income ................................        11,031,877
  Accumulated net realized loss on investments .......................      (138,229,837)
  Net unrealized appreciation on investments .........................       177,640,628
                                                                          --------------
  Net assets, June 30, 2005 ..........................................    $2,439,756,955
                                                                          ==============
Net asset value and redemption price per share,
  $2,439,756,955/126,866,689 outstanding shares of
  common stock .......................................................    $        19.23
                                                                          ==============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2005

INVESTMENT INCOME
  Dividends (net of $9,099 foreign withholding tax)...................    $  20,882,841
  Interest ...........................................................              423
  Income from securities lending, net ................................           34,742
                                                                          -------------
                                                                             20,918,006
                                                                          -------------
EXPENSES
  Advisory fees ......................................................        8,586,042
  Shareholder servicing fees and expenses ............................        1,144,805
  Administration and accounting fees .................................          291,000
  Custodian fees and expenses ........................................           92,000
  Insurance expenses .................................................           27,000
  Trustees' fees .....................................................           17,000
  Audit fee ..........................................................            7,000
  Legal fees and expenses ............................................            6,000
  Miscellaneous ......................................................           14,492
                                                                          -------------
    Total operating expenses .........................................       10,185,339
  Loan interest expense (Note 7) .....................................              382
  Less: advisory fee waivers .........................................         (324,458)
                                                                          -------------
    Net expenses .....................................................        9,861,263
                                                                          -------------
NET INVESTMENT INCOME ................................................       11,056,743
                                                                          -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
  Net realized gain on investment transactions .......................      136,684,395
  Net change in unrealized appreciation (depreciation)
    on investments ...................................................     (153,641,415)
                                                                          -------------
NET LOSS ON INVESTMENTS ..............................................      (16,957,020)
                                                                          -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .................    $  (5,900,277)
                                                                          =============

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                        SIX MONTHS ENDED           YEAR ENDED
                                                                          JUNE 30, 2005         DECEMBER 31, 2004
                                                                        ----------------        -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income ..............................................   $   11,056,743          $   26,811,111
  Net realized gain on investments ...................................      136,684,395              61,723,758
  Net change in unrealized appreciation (depreciation)
    on investments ...................................................     (153,641,415)            125,226,936
                                                                         --------------          --------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....       (5,900,277)            213,761,805
                                                                         --------------          --------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income ...............................      (26,811,111)            (13,715,428)
                                                                         --------------          --------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [18,820,083 and 18,587,095 shares, respectively]       363,174,649             337,350,352
  Capital stock issued in reinvestment of dividends [1,416,330
    and 771,830 shares, respectively] ....................                   26,811,111              13,715,428
  Capital stock repurchased [3,650,766 and 12,801,079 shares,
    respectively] ....................................................      (69,723,554)           (235,435,244)
                                                                         --------------          --------------
  INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS ...      320,262,206             115,630,536
                                                                         --------------          --------------
TOTAL INCREASE IN NET ASSETS .........................................      287,550,818             315,676,913
NET ASSETS:
  Beginning of period ................................................    2,152,206,137           1,836,529,224
                                                                         --------------          --------------
  End of period(a) ...................................................   $2,439,756,955          $2,152,206,137
                                                                         ==============          ==============
  (a) Includes undistributed net investment income of ................   $   11,031,877          $   26,786,245
                                                                         --------------          --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A28

                         -------------------------------
                         AST GLOBAL ALLOCATION PORTFOLIO
                         -------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2005

ASSETS
  Investments, at value (cost $206,894,842) ..........................    $209,084,960
  Cash ...............................................................         448,715
  Receivable for investments sold ....................................         300,000
  Prepaid expenses ...................................................           6,014
                                                                          ------------
    Total Assets .....................................................     209,839,689
                                                                          ------------
LIABILITIES
  Payable for capital stock repurchased ..............................         134,751
  Advisory fee payable ...............................................          18,034
  Deferred trustees' fees ............................................           6,805
                                                                          ------------
    Total Liabilities ................................................         159,590
                                                                          ------------
NET ASSETS ...........................................................    $209,680,099
                                                                          ============
  Net assets were comprised of:
    Common stock, at $.001 par value .................................    $     17,701
    Paid-in capital in excess of par .................................     281,851,835
                                                                          ------------
                                                                           281,869,536
  Undistributed net investment income ................................       3,687,609
  Accumulated net realized loss on investments .......................     (78,067,164)
  Net unrealized appreciation on investments .........................       2,190,118
                                                                          ------------
  Net assets, June 30, 2005 ..........................................    $209,680,099
                                                                          ============
Net asset value and redemption price per share,
  $209,680,099/17,701,298 outstanding shares of
  common stock .......................................................    $      11.85
                                                                          ============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2005

INVESTMENT INCOME
  Dividends ..........................................................    $  3,842,213
  Interest ...........................................................          14,664
                                                                          ------------
                                                                             3,856,877
                                                                          ------------
EXPENSES
  Advisory fees ......................................................         108,580
  Administration and accounting fees .................................          19,000
  Audit fee ..........................................................          10,000
  Custodian's fees and expenses ......................................           6,000
  Insurance expenses .................................................           5,000
  Trustees' fees .....................................................           5,000
  Legal fees and expenses ............................................           4,000
  Miscellaneous ......................................................           4,608
                                                                          ------------
    Total operating expenses .........................................         162,188
  Loan interest expense (Note 7) .....................................             275
                                                                          ------------
    Net expenses .....................................................         162,463
                                                                          ------------
NET INVESTMENT INCOME ................................................       3,694,414
                                                                          ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
  Net realized gain on investment transactions .......................      13,931,084
  Net change in unrealized appreciation (depreciation)
    on investments ...................................................     (16,086,512)
                                                                          ------------
NET LOSSON INVESTMENTS ...............................................      (2,155,428)
                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS ...........................................................    $  1,538,986
                                                                          ============

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                        SIX MONTHS ENDED           YEAR ENDED
                                                                         JUNE 30, 2005          DECEMBER 31, 2004
                                                                        ----------------        -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income ..............................................    $  3,694,414             $  5,176,828
  Net realized gain on investments ...................................      13,931,084               15,804,533
  Net change in unrealized appreciation (depreciation)
    on investments ...................................................     (16,086,512)               3,909,800
                                                                          ------------             ------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............       1,538,986               24,891,161
                                                                          ------------             ------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income ...............................      (7,424,965)              (2,868,023)
                                                                          ------------             ------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [131,349 and 364,495 shares, respectively] ......       1,569,109                4,188,371
  Capital stock issued in reinvestment of dividends [647,903
    and 256,303 shares, respectively] ................................       7,424,965                2,868,023
  Capital stock repurchased [2,135,403 and 5,479,553 shares,
    respectively] ....................................................     (25,155,154)             (62,160,128)
                                                                          ------------             ------------
  DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS ...     (16,161,080)             (55,103,734)
                                                                          ------------             ------------
TOTAL DECREASE IN NET ASSETS .........................................     (22,047,059)             (33,080,596)
NET ASSETS:
  Beginning of period ................................................     231,727,158              264,807,754
                                                                          ------------             ------------
  End of period(a) ...................................................    $209,680,099             $231,727,158
                                                                          ============             ============
  (a) Includes undistributed net investment income of ................    $  3,687,609             $  7,418,160
                                                                          ------------             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A29

                -------------------------------------------------
                AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
                -------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2005

ASSETS
  Investments, at value, including securities on loan
    of $10,400,514 (cost $234,725,188) ...............................     $246,527,564
  Cash ...............................................................           72,805
  Receivable for investments sold ....................................        2,247,370
  Interest receivable ................................................          785,466
  Prepaid expenses ...................................................            2,430
                                                                           ------------
    Total Assets .....................................................      249,635,635
                                                                           ------------
LIABILITIES
  Payable for investments purchased ..................................       24,705,248
  Collateral for securities on loan ..................................       10,732,715
  Payable for capital stock repurchased ..............................        2,370,126
  Advisory fee payable ...............................................           71,265
  Accrued expenses and other liabilities .............................           52,313
  Due to broker-variation margin .....................................            7,400
  Deferred trustees' fees ............................................            3,442
  Shareholder servicing fees payable .................................            1,178
                                                                           ------------
    Total Liabilities ................................................       37,943,687
                                                                           ------------
NET ASSETS ...........................................................     $211,691,948
                                                                           ============
  Net assets were comprised of:
    Common stock, at $.001 par value .................................     $     15,279
    Paid-in capital in excess of par .................................      200,110,605
                                                                           ------------
                                                                            200,125,884
  Undistributed net investment income ................................        1,801,467
  Accumulated net realized loss on investments .......................       (2,027,234)
  Net unrealized appreciation on investments
    and foreign currencies ...........................................       11,791,831
                                                                           ------------
  Net assets, June 30, 2005 ..........................................     $211,691,948
                                                                           ============
Net asset value and redemption price per share,
  $211,691,948/15,278,561 outstanding shares of common stock .........     $      13.86
                                                                           ============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2005

INVESTMENT INCOME
  Interest ...........................................................    $  1,920,750
  Dividends (net of $1,417 foreign withholding tax) ..................       1,033,148
  Income from securities lending, net ................................          11,825
                                                                          ------------
                                                                             2,965,723
                                                                          ------------
EXPENSES
  Advisory fees ......................................................         940,279
  Shareholder servicing fees and expenses ............................         110,621
  Administration and accounting fees .................................         106,000
  Custodian's fees and expenses ......................................          36,000
  Audit fee ..........................................................           9,000
  Trustees' fees .....................................................           6,000
  Insurance expenses .................................................           3,000
  Legal fees and expenses ............................................           3,000
  Miscellaneous ......................................................          13,286
                                                                          ------------
    Total operating expenses .........................................       1,227,186
  Less: advisory fee waivers and expense reimbursements ..............         (66,373)
                                                                          ------------
    Net expenses .....................................................       1,160,813
                                                                          ------------
NET INVESTMENT INCOME ................................................       1,804,910
                                                                          ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain on:
    Investment transactions ..........................................       7,268,656
    Futures transactions .............................................           9,493
    Foreign currency transactions ....................................          26,281
                                                                          ------------
                                                                             7,304,430
                                                                          ------------
  Net change in unrealized appreciation (depreciation) on:
    Investments ......................................................      (6,112,375)
    Futures ..........................................................         (37,219)
    Foreign currencies ...............................................             142
                                                                          ------------
                                                                            (6,149,452)
                                                                          ------------
NET GAIN ON INVESTMENTS AND FOREIGN
CURRENCIES ..........................................................        1,154,978
                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS ..........................................................     $  2,959,888
                                                                          ============

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                        SIX MONTHS ENDED           YEAR ENDED
                                                                         JUNE 30, 2005          DECEMBER 31, 2004
                                                                        ----------------        -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income ..............................................   $  1,804,910             $  3,607,349
  Net realized gain on investments and foreign currencies ............      7,304,430               18,361,688
  Net change in unrealized appreciation (depreciation) on investments
    and foreign currencies .......................                         (6,149,452)              (2,305,581)
                                                                         ------------             ------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............      2,959,888               19,663,456
                                                                         ------------             ------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income ...............................     (3,659,041)              (3,257,861)
                                                                         ------------             ------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [564,358 and 2,222,427 shares, respectively].....      7,668,455               29,157,046
  Capital stock issued in reinvestment of dividends [271,643
    and 251,962 shares, respectively] ................................      3,659,041                3,257,861
  Capital stock repurchased [2,376,409 and 3,905,055 shares,
    respectively] ....................................................    (32,630,866)             (50,944,326)
                                                                         ------------             ------------
  DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS ...    (21,303,370)             (18,529,419)
                                                                         ------------             ------------
DECREASE IN NET ASSETS ...............................................    (22,002,523)              (2,123,824)
NET ASSETS:
  Beginning of period ................................................    233,694,471              235,818,295
                                                                         ------------             ------------
  End of period(a) ...................................................   $211,691,948             $233,694,471
                                                                         ============             ============
  (a) Includes undistributed net investment income of ................   $  1,801,467             $  3,655,598
                                                                         ------------             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A30

                  --------------------------------------------
                  AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                  --------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2005

ASSETS
  Investments, at value, including securities on loan
    of $76,722,750 (cost $481,226,527)................................    $519,757,778
  Receivable for investments sold ....................................       3,752,316
  Dividends and interest receivable ..................................       1,881,755
  Prepaid expenses ...................................................           4,400
                                                                          ------------
    Total Assets .....................................................     525,396,249
                                                                          ------------
LIABILITIES
  Collateral for securities on loan ..................................      79,165,247
  Payable for investments purchased ..................................      10,119,670
  Payable for capital stock repurchased ..............................       1,282,445
  Accrued expenses and other liabilities .............................         130,952
  Advisory fee payable ...............................................         109,147
  Payable to custodian ...............................................          27,500
  Deferred trustees' fees ............................................           5,080
  Shareholder servicing fees payable .................................           2,414
                                                                          ------------
    Total Liabilities ................................................      90,842,455
                                                                          ------------
NET ASSETS ...........................................................    $434,553,794
                                                                          ============
  Net assets were comprised of:
    Common stock, at $.001 par value .................................    $     26,485
    Paid-in capital in excess of par .................................     377,960,042
                                                                          ------------
                                                                           377,986,527
  Undistributed net investment income ................................       3,674,567
  Accumulated net realized gain on investments .......................      14,363,010
  Net unrealized appreciation on investments
    and foreign currencies ...........................................      38,529,690
                                                                          ------------
  Net assets, June 30, 2005...........................................    $434,553,794
                                                                          ============
Net asset value and redemption price per share,
  $434,553,794/26,484,851 outstanding shares of
  common stock .......................................................    $      16.41
                                                                          ============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2005

INVESTMENT INCOME
  Interest ...........................................................    $  3,122,897
  Dividends (net of $116,310 foreign withholding tax) ................       3,015,090
  Income from securities lending, net ................................          48,944
                                                                          ------------
                                                                             6,186,931
                                                                          ------------
EXPENSES
  Advisory fees ......................................................       1,810,273
  Shareholder servicing fees and expenses ............................         212,973
  Administration and accounting fees .................................         163,000
  Custodian's fees and expenses ......................................          99,000
  Audit fee ..........................................................           7,000
  Trustees' fees .....................................................           7,000
  Insurance expenses .................................................           5,000
  Legal fees and expenses ............................................           5,000
  Miscellaneous ......................................................          77,502
                                                                          ------------
    Total operating expenses .........................................       2,386,748
  Less: advisory fee waivers and expense reimbursements ..............        (170,379)
                                                                          ------------
    Net expenses .....................................................       2,216,369
                                                                          ------------
NET INVESTMENT INCOME ................................................       3,970,562
                                                                          ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
    Investmenttransactions ...........................................      15,618,980
    Foreign currency transactions ....................................         (42,054)
                                                                          ------------
                                                                            15,576,926
                                                                          ------------
  Net change in unrealized appreciation (depreciation) on:
    Investments ......................................................     (17,972,517)
    Foreign currencies ...............................................          (6,654)
                                                                          ------------
                                                                           (17,979,171)
                                                                          ------------
NET LOSS ON INVESTMENTS AND FOREIGN
CURRENCIES ...........................................................      (2,402,245)
                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS ...........................................................    $  1,568,317
                                                                          ============

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                        SIX MONTHS ENDED           YEAR ENDED
                                                                         JUNE 30, 2005          DECEMBER 31, 2004
                                                                        ----------------        -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income ..............................................    $  3,970,562             $  7,453,955
  Net realized gain on investments and foreign currencies ............      15,576,926               20,477,097
  Net change in unrealized appreciation (depreciation)
    on investments and foreign currencies ............................     (17,979,171)              14,208,471
                                                                          ------------             ------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............       1,568,317               42,139,523
                                                                          ------------             ------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income ...............................      (8,054,346)              (5,760,759)
  Distributions from net realized gains ..............................      (3,430,531)                      --
                                                                          ------------             ------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS ..................................     (11,484,877)              (5,760,759)
                                                                          ------------             ------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [1,469,017 and 4,155,151 shares, respectively] ..      24,045,265               65,060,701
  Capital stock issued in reinvestment of dividends [717,355 and
    374,562 shares, respectively] ....................................      11,484,877                5,760,759
  Capital stock repurchased [1,329,290 and 2,351,005 shares,
    respectively] ....................................................     (21,803,079)             (36,609,042)
                                                                          ------------             ------------
  INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS ...      13,727,063               34,212,418
                                                                          ------------             ------------
TOTAL INCREASE IN NET ASSETS .........................................       3,810,503               70,591,182
NET ASSETS:
  Beginning of period ................................................     430,743,291              360,152,109
                                                                          ------------             ------------
  End of period(a) ...................................................    $434,553,794             $430,743,291
                                                                          ============             ============
  (a) Includes undistributed net investment income of ................    $  3,674,567             $  7,758,351
                                                                          ------------             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A31

                     ---------------------------------------
                     AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
                     ---------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2005

ASSETS
  Investments, at value (cost $418,007,196) ..........................    $427,927,090
  Cash ...............................................................      29,808,362
  Foreign currency, at value (cost $447,582) .........................         449,291
  Dividends and interest receivable ..................................       7,726,379
  Receivable for capital stock sold ..................................       7,016,508
  Receivable for investments sold ....................................       4,263,743
  Unrealized appreciation on foreign
    currency forward contracts .......................................       2,873,198
  Due from broker-variation margin ...................................         706,258
  Prepaid expenses ...................................................          34,489
                                                                          ------------
    Total Assets .....................................................     480,805,318
                                                                          ------------
LIABILITIES
  Payable for investments purchased ..................................      24,530,258
  Unrealized depreciation on forward foreign
    currency contracts ...............................................       4,519,165
  Advisory fee payable ...............................................         152,606
  Due to broker-variation margin .....................................          94,578
  Accrued expenses and other liabilities .............................          11,826
  Deferred trustees' fees ............................................           3,002
  Shareholder servicing fees payable .................................           2,426
                                                                          ------------
    Total Liabilities ................................................      29,313,861
                                                                          ------------
NET ASSETS ...........................................................    $451,491,457
                                                                          ============
  Net assets were comprised of:
    Common stock, at $.001 par value .................................    $     39,597
    Paid-in capital in excess of par .................................     438,641,017
                                                                          ------------
                                                                           438,680,614
  Undistributed net investment income ................................         549,488
  Accumulated net realized gain on investments .......................       4,530,739
  Net unrealized appreciation on investments
    and foreign currencies ...........................................       7,730,616
                                                                          ------------
  Net assets, June 30, 2005...........................................    $451,491,457
                                                                          ============
Net asset value and redemption price per share,
  $451,491,457/39,596,701 outstanding shares of
  common stock .......................................................    $      11.40
                                                                          ============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2005

INVESTMENT INCOME
  Interest ...........................................................    $  7,362,956
  Dividends ..........................................................           3,750
                                                                          ------------
                                                                             7,366,706
                                                                          ------------
EXPENSES
  Advisory fees ......................................................       1,555,916
  Shareholder servicing fees and expenses ............................         194,490
  Administration and accounting fees .................................         155,000
  Custodian's fees and expenses ......................................          32,000
  Audit fee ..........................................................          11,000
  Trustees' fees .....................................................           6,000
  Legal fees and expenses ............................................           4,000
  Insurance expenses .................................................           3,000
  Miscellaneous ......................................................          28,474
                                                                          ------------
    Total expenses ...................................................       1,989,880
                                                                          ------------
NET INVESTMENT INCOME ................................................       5,376,826
                                                                          ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT SAND FOREIGN CURRENCIES
  Net realized gain on:
    Investment transactions ..........................................       2,221,248
    Futures transactions .............................................          36,160
    Foreign currency transactions ....................................       2,279,400
                                                                          ------------
                                                                             4,536,808
                                                                          ------------
  Net change in unrealized appreciation (depreciation) on:
    Investments ......................................................     (17,874,756)
    Futures ..........................................................        (173,876)
    Foreign currencies ...............................................      (2,379,519)
                                                                          ------------
                                                                           (20,428,151)
                                                                          ------------
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES .......................     (15,891,343)
                                                                          ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .................    $(10,514,517)
                                                                          ============

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                        SIX MONTHS ENDED           YEAR ENDED
                                                                         JUNE 30, 2005          DECEMBER 31, 2004
                                                                        ----------------        -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income ..............................................    $  5,376,826            $  6,340,186
  Net realized gain on investments and foreign currencies ............       4,536,808               3,172,558
  Net change in unrealized appreciation (depreciation)
    on investments and foreign currencies ............................     (20,428,151)             11,273,550
                                                                          ------------            ------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....     (10,514,517)             20,786,294
                                                                          ------------            ------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income ...............................     (13,926,328)            (14,361,174)
  Distributions from net realized gains ..............................        (516,865)             (4,039,501)
                                                                          ------------            ------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS ..................................     (14,443,193)            (18,400,675)
                                                                          ------------            ------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [9,590,826 and 12,950,265 shares,
    respectively] ....................................................     111,950,764             154,138,660
  Capital stock issued in reinvestment of dividends
    [1,262,515 and 1,625,501 shares, respectively] ...................      14,443,193              18,400,675
  Capital stock repurchased [1,029,292 and 3,775,219 shares,
    respectively] ....................................................     (11,961,762)            (42,537,993)
                                                                          ------------            ------------
  INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS ...     114,432,195             130,001,342
                                                                          ------------            ------------
TOTAL INCREASE IN NET ASSETS .........................................      89,474,485             132,386,961
NET ASSETS:
  Beginning of period ................................................     362,016,972             229,630,011
                                                                          ------------            ------------
  End of period(a) ...................................................    $451,491,457            $362,016,972
                                                                          ============            ============
  (a) Includes undistributed net investment income of ................    $    549,488            $  9,098,990
                                                                          ------------            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A32

                     --------------------------------------
                     AST GOLDMAN SACHS HIGH YIELD PORTFOLIO
                     --------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2005

ASSETS
  Investments, at value (cost $646,725,719) .............................    $ 651,251,089
  Cash ..................................................................           55,001
  Foreign currency, at value (cost $383,114) ............................          380,978
  Dividends and interest receivable .....................................       11,922,038
  Unrealized appreciation on forward foreign currency contracts .........        4,458,779
  Prepaid expenses ......................................................            7,652
                                                                             -------------
    Total Assets ........................................................      668,075,537
                                                                             -------------
LIABILITIES
  Payable for investments purchased .....................................        8,143,799
  Payable for capital stock repurchased .................................        1,120,431
  Unrealized depreciation on forward foreign currency contracts .........          299,753
  Advisory fee payable ..................................................          173,605
  Accrued expenses and other liabilities ................................           54,185
  Deferred trustees' fees ...............................................           10,293
  Shareholder servicing fees payable ....................................            3,608
                                                                             -------------
    Total Liabilities ...................................................        9,805,674
                                                                             -------------
NET ASSETS ..............................................................    $ 658,269,863
                                                                             =============
  Net assets were comprised of:
    Common stock, at $.001 par value ....................................    $      80,653
    Paid-in capital in excess of par ....................................      815,548,652
                                                                             -------------
                                                                               815,629,305
  Undistributed net investment income ...................................       23,017,306
  Accumulated net realized loss on investments ..........................     (189,016,574)
  Net unrealized appreciation on investments and foreign currencies .....        8,639,826
                                                                             -------------
  Net assets, June 30, 2005 .............................................    $ 658,269,863
                                                                             =============
Net asset value and redemption price per share,
  $658,269,863/80,653,396 outstanding shares of common stock ............    $        8.16
                                                                             =============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2005

INVESTMENT INCOME
  Interest ..............................................................    $ 26,405,502
  Dividends .............................................................         574,577
                                                                             ------------
                                                                               26,980,079
                                                                             ------------
EXPENSES
  Advisory fees .........................................................       2,449,601
  Shareholder servicing fees and expenses ...............................         326,613
  Administration and accounting fees ....................................         191,000
  Custodian's fees and expenses .........................................          47,000
  Insurance expenses ....................................................          15,000
  Trustees' fees ........................................................          11,000
  Audit fee .............................................................          10,000
  Legal fees and expenses ...............................................           3,000
  Miscellaneous .........................................................          21,114
                                                                             ------------
    Total operating expenses ............................................       3,074,328
  Loan interest expense (Note 7) ........................................          69,669
                                                                             ------------
    Net expenses ........................................................       3,143,997
                                                                             ------------
NET INVESTMENT INCOME ...................................................      23,836,082
                                                                             ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain on:
    Investment transactions .............................................      10,644,257
    Foreign currency transactions .......................................       2,385,211
                                                                             ------------
                                                                               13,029,468
                                                                             ------------
  Net change in unrealized appreciation (depreciation) on:
    Investments .........................................................     (46,283,804)
    Foreign currencies ..................................................       7,769,844
                                                                             ------------
                                                                              (38,513,960)
                                                                             ------------
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES ..........................     (25,484,492)
                                                                             ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................    $ (1,648,410)
                                                                             ============

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                            SIX MONTHS ENDED       YEAR ENDED
                                                                              JUNE 30, 2005     DECEMBER 31, 2004
                                                                            -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income .................................................     $  23,836,082       $  52,149,519
  Net realized gain on investments and foreign currencies ...............        13,029,468           3,156,457
  Net change in unrealized appreciation (depreciation)
    on investments and foreign currencies ...............................       (38,513,960)         21,279,553
                                                                              -------------       -------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......        (1,648,410)         76,585,529
                                                                              -------------       -------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income ..................................       (49,411,104)        (58,039,833)
                                                                              -------------       -------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [31,035,597 and 52,363,464 shares,
    respectively] .......................................................       257,570,287         444,975,172
  Capital stock issued in reinvestment of dividends
    [6,092,619 and 7,112,725 shares, respectively] ......................        49,411,104          58,039,833
  Capital stock repurchased [46,400,255 and 68,634,777
    shares, respectively] ...............................................      (402,241,129)       (585,482,945)
                                                                              -------------       -------------
  DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS ......       (95,259,738)        (82,467,940)
                                                                              -------------       -------------
TOTAL DECREASE IN NET ASSETS ............................................      (146,319,252)        (63,922,244)
NET ASSETS:
  Beginning of period ...................................................       804,589,115         868,511,359
                                                                              -------------       -------------
  End of period(a) ......................................................     $ 658,269,863       $ 804,589,115
                                                                              =============       =============
  (a) Includes undistributed net investment income of ...................     $  23,017,306       $  48,592,328
                                                                              -------------       -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A33

                    ----------------------------------------
                    AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
                    ----------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2005

ASSETS
  Investments, at value, including securities on loan
    of $93,424,933 (cost $692,787,125) ..................................    $695,822,916
  Dividends and interest receivable .....................................       8,169,908
  Receivable for capital stock sold .....................................       3,094,479
  Receivable for investments sold .......................................         493,729
  Prepaid expenses ......................................................           4,739
                                                                             ------------
     Total Assets .......................................................     707,585,771
                                                                             ------------
LIABILITIES
  Collateral for securities on loan .....................................      95,698,995
  Payable for investments purchased .....................................      10,700,618
  Advisory fees payable .................................................         140,039
  Accrued expenses and other liabilities ................................          52,525
  Payable to custodian ..................................................          12,499
  Shareholder servicing fees payable ....................................           3,268
  Deferred trustees' fees ...............................................           1,822
                                                                             ------------
    Total Liabilities ..................................................      106,609,766
                                                                             ------------
NET ASSETS .............................................................     $600,976,005
                                                                             ============
  Net assets were comprised of:
    Common stock, at $.001 par value ...................................     $     53,897
    Paid-in capital in excess of par ...................................      582,046,205
                                                                             ------------
                                                                              582,100,102
  Undistributed net investment income ..................................       12,720,250
  Accumulated net realized gain on investments .........................        3,119,862
  Net unrealized appreciation on investments ...........................        3,035,791
                                                                             ------------
  Net assets, June 30, 2005 ............................................     $600,976,005
                                                                             ============
Net asset value and redemption price per share,
  $600,976,005/53,897,182 outstanding shares of common stock ...........     $      11.15
                                                                             ============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2005

INVESTMENT INCOME
  Interest ..............................................................    $ 13,874,652
  Dividends .............................................................         934,030
  Income from securities lending, net ...................................         250,785
                                                                             ------------
                                                                               15,059,467
                                                                             ------------
EXPENSES
  Advisory fees .........................................................       2,033,106
  Shareholder servicing fees and expenses ...............................         254,138
  Administration and accounting fees ....................................         174,000
  Custodian's fees and expenses .........................................          29,000
  Audit fee .............................................................          10,000
  Trustees' fees ........................................................           6,000
  Insurance expenses ....................................................           5,000
  Legal fees and expenses ...............................................           4,000
  Miscellaneous .........................................................          15,001
                                                                             ------------
     Total operating expenses ...........................................       2,530,245
  Loan interest expense (Note 7) ........................................          10,461
  Less: advisory fee waivers and expense
     reimbursements .....................................................        (203,311)
                                                                             ------------
     Net expenses .......................................................       2,337,395
                                                                             ------------
NET INVESTMENT INCOME ...................................................      12,722,072
                                                                             ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investment transactions ..........................       3,146,840
  Net change in unrealized appreciation(depreciation) on investments ....     (16,399,082)
                                                                             ------------
NET LOSS ON INVESTMENTS .................................................     (13,252,242)
                                                                             ------------
NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS ...........................................................    $   (530,170)
                                                                             ============

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                             SIX MONTHS ENDED       YEAR ENDED
                                                                               JUNE 30, 2005     DECEMBER 31, 2004
                                                                             ----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income .................................................    $ 12,722,072         $  20,318,991
  Net realized gain on investments ......................................       3,146,840             5,617,774
  Net change in unrealized appreciation (depreciation)
    on investments ......................................................     (16,399,082)            4,618,109
                                                                             ------------         -------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......        (530,170)           30,554,874
                                                                             ------------         -------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income ..................................     (20,447,151)          (12,614,602)
  Distributions from net realized gains .................................      (5,417,609)           (1,277,546)
                                                                             ------------         -------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS .....................................     (25,864,760)          (13,892,148)
                                                                             ------------         -------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [23,226,843 and 19,174,087 shares,
    respectively] .......................................................     262,440,629           217,843,768
  Capital stock issued in reinvestment of dividends
    [2,344,948 and 1,250,420 shares, respectively] ......................      25,864,760            13,892,148
  Capital stock repurchased [8,135,379 and 14,256,032
    shares, respectively] ...............................................     (92,447,280)         (163,298,095)
                                                                             ------------         -------------
  INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS ......     195,858,109            68,437,821
                                                                             ------------         -------------
TOTAL INCREASE IN NET ASSETS ............................................     169,463,179            85,100,547
NET ASSETS:
  Beginning of period ...................................................     431,512,826           346,412,279
                                                                             ------------         -------------
  End of period(a) ......................................................    $600,976,005         $ 431,512,826
                                                                             ============         =============
  (a) Includes undistributed net investment income of ...................    $ 12,720,250         $  20,445,329
                                                                             ------------         -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A34

                      -------------------------------------
                      AST PIMCO TOTAL RETURN BOND PORTFOLIO
                      -------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2005

ASSETS
  Investments, at value (cost $1,911,110,990) ...........................    $1,919,645,918
  Foreign currency, at value (cost $9,563,534) ..........................         9,504,773
  Receivable for investments sold .......................................       136,391,725
  Unrealized appreciation on foreign currency forward contracts .........        11,895,666
  Dividends and interest receivable .....................................        11,364,588
  Unrealized appreciation on swap agreements ............................         3,366,927
  Premium for swap contracts purchased ..................................           708,877
  Due from broker-variation margin ......................................           522,020
  Prepaid expenses ......................................................            21,038
                                                                             --------------
    Total Assets ........................................................     2,093,421,532
                                                                             --------------
LIABILITIES
  Payable for investments purchased .....................................       311,919,499
  Payable for capital stock repurchased .................................         5,926,164
  Payable to custodian ..................................................         3,904,423
  Unrealized depreciation on swap agreements ............................         3,259,545
  Unrealized depreciation on foreign currency forward contracts .........         1,964,689
  Premium for swap contracts written ....................................         1,558,944
  Advisory fee payable ..................................................         1,004,901
  Written options outstanding, at value (premium received $822,892) .....           535,829
  Due to broker-variation margin ........................................           509,581
  Accrued expenses and other liabilities ................................           174,386
  Deferred trustees' fees ...............................................            34,163
  Shareholder servicing fees payable ....................................             9,688
                                                                             --------------
    Total Liabilities ...................................................       330,801,812
                                                                             --------------
NET ASSETS ..............................................................    $1,762,619,720
                                                                             ==============
  Net assets were comprised of:
    Common stock, at $.001 par value ....................................    $      154,068
    Paid-in capital in excess of par ....................................     1,708,368,600
                                                                             --------------
                                                                              1,708,522,668
  Undistributed net investment income ...................................        24,503,056
  Accumulated net realized gain on investments ..........................        10,426,549
  Net unrealized appreciation on investments and foreign currencies .....        19,167,447
                                                                             --------------
  Net assets, June 30, 2005 .............................................    $1,762,619,720
                                                                             ==============
Net asset value and redemption price per share,
  $1,762,619,720/154,068,384 outstanding shares of common stock .........    $        11.44
                                                                             ==============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2005

INVESTMENT INCOME
    Interest ............................................................    $32,462,046
    Dividends ...........................................................        967,679
                                                                             -----------
                                                                              33,429,725
                                                                             -----------
EXPENSES
    Advisory fees .......................................................      5,746,166
    Shareholder servicing fees and expenses .............................        884,026
    Administration and accounting fees ..................................        264,000
    Custodian's fees and expenses .......................................        149,000
    Insurance expenses ..................................................         30,000
    Trustees' fees ......................................................         22,000
    Legal fees and expenses .............................................         12,000
    Audit fee ...........................................................         10,000
    Miscellaneous .......................................................         36,005
                                                                             -----------
       Total operating expenses .........................................      7,153,197
    Less: advisory fee waivers and expense reimbursements ...............       (194,068)
                                                                             -----------
       Net expenses .....................................................      6,959,129
                                                                             -----------
NET INVESTMENT INCOME ...................................................     26,470,596
                                                                             -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain on:
       Investment transactions ..........................................     (2,656,682)
       Futures transactions .............................................        392,223
       Options written ..................................................      2,272,925
       Swap agreements ..................................................      1,135,799
       Foreign currency transactions ....................................     11,262,292
                                                                             -----------
                                                                              12,406,557
                                                                             -----------
    Net change in unrealized appreciation (depreciation) on:
       Investments ......................................................     (6,910,727)
       Futures ..........................................................      2,818,638
       Options written ..................................................      1,785,938
       Swap agreements ..................................................       (857,246)
       Foreign currencies ...............................................      7,435,029
                                                                             -----------
                                                                               4,271,632
                                                                             -----------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES ..........................     16,678,189
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................    $43,148,785
                                                                             ===========

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                             SIX MONTHS ENDED       YEAR ENDED
                                                                               JUNE 30, 2005     DECEMBER 31, 2004
                                                                             ----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income .................................................     $   26,470,596      $   45,965,739
  Net realized gain on investments and foreign currencies ...............         12,406,557          82,480,859
  Net change in unrealized appreciation (depreciation)
    on investments and foreign currencies ...............................          4,271,632         (21,905,331)
                                                                              --------------      --------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................         43,148,785         106,541,267
                                                                              --------------      --------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income ..................................        (65,710,860)        (85,249,707)
  Distributions from net realized gains .................................        (58,011,968)        (15,173,281)
                                                                              --------------      --------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS .....................................       (123,722,828)       (100,422,988)
                                                                              --------------      --------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [5,942,888 and 28,503,530 shares,
    respectively] .......................................................         68,138,360         338,229,948
  Capital stock issued in reinvestment of dividends
    [11,186,512 and 8,532,118 shares, respectively] .....................        123,722,828         100,422,988
  Net asset value of shares issued in merger
    [0 and 9,825,426 shares, respectively](Note 9) ......................                 --         112,868,287
  Capital stock repurchased [56,057,102 and 29,613,934
    shares, respectively] ...............................................       (666,890,874)       (347,328,191)
                                                                              --------------      --------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    CAPITAL STOCK TRANSACTIONS ......                                           (475,029,686)        204,193,032
                                                                              --------------      --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .................................       (555,603,729)        210,311,311
NET ASSETS:
  Beginning of period ...................................................      2,318,223,449       2,107,912,138
                                                                              --------------      --------------
  End of period(a) ......................................................     $1,762,619,720      $2,318,223,449
                                                                              ==============      ==============
  (a) Includes undistributed net investment income of ...................     $   24,503,056      $   63,743,320
                                                                              --------------      --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A35

                    -----------------------------------------
                    AST PIMCO LIMITED MATURITY BOND PORTFOLIO
                    -----------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2005

ASSETS
  Investments, at value (cost $1,514,459,089) ...........................    $1,516,454,205
  Receivable for capital stock sold .....................................        11,098,155
  Dividends and interest receivable .....................................         5,225,912
  Receivable for investments sold .......................................         3,274,100
  Unrealized appreciation on swap agreements ............................           814,431
  Unrealized appreciation on foreign currency forward contracts .........           306,828
  Prepaid expenses ......................................................            13,292
                                                                             --------------
    Total Assets ........................................................     1,537,186,923
                                                                             --------------
LIABILITIES
  Payable for investments purchased .....................................        34,795,744
  Premium for swap contracts written ....................................         1,720,904
  Unrealized depreciation on foreign currency forward contracts .........           439,242
  Advisory fees payable .................................................           329,099
  Payable to custodian ..................................................            98,487
  Due to broker-variation margin ........................................            87,812
  Accrued expenses and other liabilities ................................            60,735
  Deferred trustees' fees ...............................................            14,567
  Shareholder servicing fees payable ....................................             8,157
                                                                             --------------
    Total Liabilities ...................................................        37,554,747
                                                                             --------------
NET ASSETS ..............................................................    $1,499,632,176
                                                                             ==============
  Net assets were comprised of:
    Common stock, at $.001 par value ....................................    $      136,109
    Paid-in capital in excess of par ....................................     1,483,314,638
                                                                             --------------
                                                                              1,483,450,747
  Undistributed net investment income ...................................        15,217,662
  Accumulated net realized loss on investments ..........................          (435,350)
  Net unrealized appreciation on investments and foreign currencies .....         1,399,117
                                                                             --------------
  Net assets, June 30, 2005 .............................................    $1,499,632,176
                                                                             ==============
Net asset value and redemption price per share,
  $1,499,632,176/136,109,271 outstanding shares of common stock .........    $        11.02
                                                                             ==============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2005

INVESTMENT INCOME
  Interest ..............................................................    $20,520,229
  Dividends .............................................................        252,267
                                                                             -----------
                                                                              20,772,496
                                                                             -----------
EXPENSES
  Advisory fees .........................................................      4,529,739
  Shareholder servicing fees and expenses ...............................        696,883
  Administration and accounting fees ....................................        246,000
  Custodian's fees and expenses .........................................         64,000
  Insurance expenses ....................................................         12,000
  Trustees' fees ........................................................         12,000
  Audit fee .............................................................         10,000
  Legal fees and expenses ...............................................          3,000
  Miscellaneous .........................................................         14,030
                                                                             -----------
     Total operating expenses ...........................................      5,587,652
  Less: advisory fee waivers and expense reimbursements .................       (449,721)
                                                                             -----------
     Net expenses .......................................................      5,137,931
                                                                             -----------
NET INVESTMENT INCOME ...................................................     15,634,565
                                                                             -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain on:
    Investment transactions .............................................        193,951
    Futures transactions ................................................       (233,753)
    Options written .....................................................        392,113
    Swap agreements .....................................................        230,500
    Foreign currency transactions .......................................      1,070,467
                                                                             -----------
                                                                               1,653,278
                                                                             -----------
  Net change in unrealized appreciation (depreciation) on:
    Investments .........................................................     (1,655,105)
    Futures .............................................................     (1,148,162)
    Options written .....................................................       (928,316)
    Swap agreements .....................................................       (166,514)
    Foreign currencies ..................................................       (300,417)
                                                                             -----------
                                                                              (4,198,514)
                                                                             -----------
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES .........................      (2,545,236)
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................     $13,089,329
                                                                             ===========

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                             SIX MONTHS ENDED       YEAR ENDED
                                                                              JUNE 30, 2005      DECEMBER 31, 2004
                                                                             ----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income .................................................     $   15,634,565      $   14,997,609
  Net realized gain on investments and foreign currencies ...............          1,653,278           8,854,139
  Net change in unrealized appreciation (depreciation)
    on investments and foreign currencies ...............................         (4,198,514)         (6,333,380)
                                                                              --------------      --------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................         13,089,329          17,518,368
                                                                              --------------      --------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income ..................................        (17,519,844)        (29,754,321)
  Distributions from net realized gains .................................         (7,461,139)        (11,277,977)
                                                                              --------------      --------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS .....................................        (24,980,983)        (41,032,298)
                                                                              --------------      --------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [27,044,485 and 52,844,163 shares,
    respectively] .......................................................        298,960,840         588,058,113
  Capital stock issued in reinvestment of dividends
    [2,298,149 and 3,726,815 shares, respectively] ......................         24,980,983          41,032,298
  Capital stock repurchased [4,104,683 and 34,149,061
    shares, respectively] ...............................................        (45,238,070)       (378,680,783)
                                                                              --------------      --------------
  INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS ......        278,703,753         250,409,628
                                                                              --------------      --------------
TOTAL INCREASE IN NET ASSETS ............................................        266,812,099         226,895,698
NET ASSETS:
  Beginning of period ...................................................      1,232,820,077       1,005,924,379
                                                                              --------------      --------------
  End of period(a) ......................................................     $1,499,632,176      $1,232,820,077
                                                                              ==============      ==============
  (a) Includes undistributed net investment income of ...................     $   15,217,662      $   17,102,941
                                                                              --------------      --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A36

                           --------------------------
                           AST MONEY MARKET PORTFOLIO
                           --------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2005

ASSETS
  Investments, at value (cost $1,674,298,838) ...........................    $1,674,298,838
  Cash ..................................................................                 6
  Receivable for capital stock sold .....................................        43,057,670
  Dividends and interest receivable .....................................         2,201,812
  Prepaid expenses ......................................................            23,862
                                                                             --------------
    Total Assets ........................................................     1,719,582,188
                                                                             --------------
LIABILITIES
  Accrued expenses and other liabilities ................................           141,954
  Advisory fees payable .................................................            96,418
  Deferred trustees' fees ...............................................            45,047
  Shareholder servicing fees payable ....................................             9,107
                                                                             --------------
    Total Liabilities ...................................................           292,526
                                                                             --------------
NET ASSETS ..............................................................    $1,719,289,662
                                                                             ==============
  Net assets were comprised of:
    Common stock, at $.001 par value ....................................    $    1,719,558
    Paid-in capital in excess of par ....................................     1,717,814,531
                                                                             --------------
                                                                              1,719,534,089
  Accumulated net investment loss .......................................           (45,047)
  Accumulated net realized loss on investments ..........................          (199,380)
                                                                             --------------
  Net assets, June 30, 2005 .............................................    $1,719,289,662
                                                                             ==============
Net asset value and redemption price per share,
  $1,719,289,662/1,719,557,886 outstanding shares of common stock .......    $         1.00
                                                                             ==============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2005

INVESTMENT INCOME
  Interest ..............................................................    $26,238,128
  Dividends .............................................................          1,623
                                                                             -----------
                                                                              26,239,751
                                                                             -----------
EXPENSES
  Advisory fees .........................................................      4,822,280
  Shareholder servicing fees and expenses ...............................        964,456
  Administration and accounting fees ....................................        136,000
  Custodian's fees and expenses .........................................        107,000
  Trustees' fees ........................................................         25,000
  Insurance expenses ....................................................         24,000
  Audit fee .............................................................          1,000
  Legal fees and expenses ...............................................          1,000
  Miscellaneous .........................................................          6,403
                                                                             -----------
    Total operating expenses ............................................      6,087,139
  Less: advisory fee waivers and expense reimbursements .................       (482,228)
                                                                             -----------
    Net expenses ........................................................      5,604,911
                                                                             -----------
NET INVESTMENT INCOME ...................................................     20,634,840
                                                                             -----------
NET REALIZED LOSS ON INVESTMENTS ........................................       (159,551)
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................    $20,475,289
                                                                             ===========

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                             SIX MONTHS ENDED       YEAR ENDED
                                                                              JUNE 30, 2005      DECEMBER 31, 2004
                                                                             ----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income .................................................    $    20,634,840     $    16,194,378
  Net realized loss on investments ......................................           (159,551)            (39,829)
                                                                             ---------------     ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................         20,475,289          16,154,549
                                                                             ---------------     ---------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income ..................................        (20,634,840)        (16,221,849)
                                                                             ---------------     ---------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [2,745,541,431 and 6,476,121,230 shares,
    respectively] .......................................................      2,745,542,776       6,476,121,235
  Capital stock issued in reinvestment of dividends
    [20,634,840 and 16,221,851 shares, respectively] ....................         20,634,840          16,221,849
  Capital stock repurchased [2,405,916,222 and 6,895,204,565
    shares, respectively] ...............................................     (2,405,916,222)     (6,895,204,565)
                                                                             ---------------     ---------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
    STOCK TRANSACTIONS ..................................................        360,261,394        (402,861,481)
                                                                             ---------------     ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .................................        360,101,843        (402,928,781)
NET ASSETS:
  Beginning of period ...................................................      1,359,187,819       1,762,116,600
                                                                             ---------------     ---------------
  End of period .........................................................    $ 1,719,289,662     $ 1,359,187,819
                                                                             ===============     ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A37

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                   -------------------------------------------
                   AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
                   -------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

LONG-TERM INVESTMENTS -- 97.4%                                                    VALUE
COMMON STOCKS                                                    SHARES          (NOTE 2)
                                                                --------       ------------
AUSTRALIA -- 1.6%
  BHP Billiton Ltd. .................................            321,600       $  4,391,680
  News Corp., Inc.- CDI (Class "B" Stock) ...........            121,150          2,054,757
                                                                               ------------
                                                                                  6,446,437
                                                                               ------------
BELGIUM -- 1.2%
  Dexia .............................................            219,200          4,819,580
                                                                               ------------
BRAZIL -- 1.4%
  Companhia Vale Do Rio Doce, ADR ...................            190,914          5,589,962
                                                                               ------------
FINLAND -- 1.3%
  Nokia Oyj* ........................................            302,200          5,028,343
                                                                               ------------
FRANCE -- 11.6%
  Axa SA ............................................            213,000          5,303,134
  BNP Paribas SA ....................................             84,900          5,798,667
  Compagnie de Saint-Gobain .........................            112,200          6,206,167
  Dassault Systemes SA ..............................             73,200          3,538,287
  Imerys SA .........................................             50,000          3,442,430
  Lafarge SA ........................................             36,300          3,299,472
  Total SA ..........................................             77,200         18,064,563
                                                                               ------------
                                                                                 45,652,720
                                                                               ------------
GERMANY -- 6.0%
  BASF AG ...........................................             44,900          2,971,835
  Bayerische Motoren Werke AG .......................            132,200          5,995,430
  Deutsche Post AG ..................................            165,900          3,861,048
  SAP AG ............................................             18,300          3,165,922
  Schering AG .......................................             50,500          3,102,794
  Siemens AG ........................................             62,350          4,530,301
                                                                               ------------
                                                                                 23,627,330
                                                                               ------------
HONG KONG -- 3.5%
  Esprit Holdings Ltd. ..............................            269,000          1,939,764
  HSBC Holdings PLC .................................            748,700         11,967,160
                                                                               ------------
                                                                                 13,906,924
                                                                               ------------
IRELAND -- 0.9%
  Bank of Ireland ...................................            215,700          3,500,568
                                                                               ------------
ITALY -- 4.1%
  Eni SpA ............................................           545,300         14,011,347
  Mediaset SpA* ......................................           167,600          1,971,187
                                                                               ------------
                                                                                 15,982,534
                                                                               ------------
JAPAN -- 18.5%
  AstellasPharmaceutical Co. Ltd. ...................            138,600          4,720,624
  Canon, Inc. .......................................            130,000          6,813,889
  Chugai Pharmaceutical Co. Ltd. ....................            134,700          2,074,141
  Credit Saison Co. Ltd. ............................             73,000          2,416,212
  Daikin Industries Ltd. ............................            125,100          3,116,057
  Fanuc Ltd. ........................................             40,600          2,568,285
  Honda Motor Co. Ltd. ..............................            112,900          5,545,039
  Hoya Corp. ........................................             40,200          4,618,461
  Kao Corp. .........................................            121,000          2,842,986
  Matsushita Electric Industrial Co. Ltd. ...........            165,000          2,493,754
  Mitsubishi Corp. ..................................            274,000          3,705,568
  Mitsubishi Tokyo Financial Group, Inc. ............                711          5,993,456
  Nikko Securities Co. Ltd. .........................            589,000          2,573,512
  Nintendo Co. Ltd. .................................             19,200          2,002,210
  Nippon Telegraph and Telephone Corp. ..............                440          1,881,425
  Nitto Denko Corp. .................................             73,300          4,176,532
  Secom Co. Ltd. ....................................             68,000          2,917,508
  Shin-Etsu Chemical Co. Ltd. .......................             80,300          3,038,245
  SMC Corp. .........................................             26,300          2,851,270
  Sumitomo Corp. ....................................            531,000          4,233,927
  Takefuji Corp. ....................................             29,250          1,968,668
                                                                               ------------
                                                                                  2,551,769
                                                                               ------------
KOREA -- 1.2%
  Samsung Electronics Co. Ltd., GDR .................             13,500          3,226,415
  SK Telecom Co. Ltd., ADR ..........................             73,600          1,501,440
                                                                               ------------
                                                                                  4,727,855
                                                                               ------------
MEXICO -- 0.6%
  Fomento Economico Mexicano SA de CV, ADR ..........             41,900          2,495,983
                                                                               ------------
NETHERLANDS -- 5.9%
  ABN AMRO Holding NV ...............................            215,700          5,299,284
  Fortis Bank .......................................            120,800          3,341,561
  ING Groep NV ......................................            131,800          3,704,549
  Koninklijke (Royal) Philips Electronics NV* .......            160,100          4,032,647
  Reed Elsevier NV ..................................            252,500          3,513,623
  Wolters Kluwer NV .................................            178,400          3,405,184
                                                                               ------------
                                                                                 23,296,848
                                                                               ------------
RUSSIA
  Yukos, ADR* .......................................             42,200             96,216
                                                                               ------------
SPAIN -- 2.5%
  Altadis SA ........................................             99,350          4,156,486
  Banco Popular Espanol SA ..........................            453,000          5,466,413
                                                                               ------------
                                                                                  9,622,899
                                                                               ------------
SWEDEN -- 1.1%
  Ericsson, (L.M.) Telefonaktiebolaget
    (Class "B" Stock)* ..............................          1,283,000          4,093,409
                                                                               ------------
SWITZERLAND -- 11.3%
  Adecco SA .........................................            101,900          4,623,010
  Holcim Ltd. .......................................             86,128          5,231,484
  Nestle SA .........................................             28,300          7,229,597
  Novartis AG .......................................            161,800          7,681,722
  Roche Holding AG ..................................             59,650          7,526,461
  UBS AG ............................................            104,200          8,122,927
  Zurich Financial Services AG* .....................             24,300          4,167,944
                                                                               ------------
                                                                                 44,583,145
                                                                               ------------
UNITED KINGDOM -- 24.7%
  Allied Domecq PLC .................................            255,200          3,080,101
  Barclays PLC ......................................            669,200          6,633,278
  BG Group PLC ......................................            812,400          6,669,815
  British Land Co. PLC ..............................            245,800          3,850,906
  Centrica PLC ......................................            890,976          3,689,514

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B1

             -------------------------------------------------------
             AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)
             -------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS
                                                                                  VALUE
(CONTINUED)                                                      SHARES          (NOTE 2)
                                                               ---------       ------------
UNITED KINGDOM (CONT'D.)
  GlaxoSmithKline PLC ...............................            464,500       $ 11,223,943
  Kingfisher PLC ....................................            827,300          3,629,501
  National Grid Transco PLC .........................            450,800          4,357,018
  Reckitt Benckiser PLC .............................             62,704          1,841,930
  Royal Bank of Scotland Group PLC ..................            210,600          6,340,924
  Schroder PLC ......................................            202,700          2,741,683
  Smith & Nephew PLC ................................            368,744          3,625,197
  Standard Chartered PLC ............................            225,900          4,115,578
  Tesco PLC .........................................          1,290,100          7,349,731
  Vodafone Group PLC ................................          5,017,900         12,199,809
  William Morrison Supermarkets PLC .................          1,641,000          5,449,821
  Wolseley PLC ......................................            352,100          7,380,942
  WPP Group PLC .....................................            279,332          2,861,160
                                                                               ------------
                                                                                 97,040,851
                                                                               ------------
TOTAL INVESTMENTS(o) -- 97.4%
  (cost $343,975,971; Note 6) .......................                           383,063,373

OTHER ASSETS IN EXCESS
  OF LIABILITIES -- 2.6% ............................                            10,297,079
                                                                               ------------
NET ASSETS -- 100.0% ................................                          $393,360,452
                                                                               ============

The following abbreviations are used in portfolio descriptions:

ADR  American Depositary Receipt

GDR  Global Depositary Receipts

*    Non-income producing security.

(o) As of June 30, 2005, 77 securities representing $370,153,357 and 96.6% of the total market value were fair valued in accordance with the policies adopted by the Board of Trustees.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2005 was as follows:

INDUSTRY
--------
Financial-Bank & Trust                                            17.4%
Pharmaceuticals                                                   10.3
Oil & Gas                                                          8.8
Building Materials                                                 6.5
Broadcasting                                                       6.3
Telecommunications                                                 5.8
Food                                                               5.1
Conglomerates                                                      4.4
Electronic Components & Equipment                                  3.6
Computer Services & Software                                       3.2
Automobile Manufacturers                                           2.9
Insurance                                                          2.3
Medical Supplies & Equipment                                       2.1
Chemicals                                                          1.8
Financial Services                                                 1.8
Office Equipment                                                   1.7
Beverages                                                          1.4
Metals & Mining                                                    1.4
Commercial Services                                                1.2
Consumer Products & Services                                       1.2
Semiconductors                                                     1.2
Farming & Agriculture                                              1.1
Utilities                                                          1.1
Real Estate                                                        1.0
Transportation                                                     1.0
Retail & Merchandising                                             0.9
Advertising                                                        0.7
Machinery & Equipment                                              0.7
Entertainment & Leisure                                            0.5
                                                                 -----
                                                                  97.4
Other assets in excess of liabilities                              2.6
                                                                 -----
                                                                 100.0%
                                                                 =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B2

                ------------------------------------------------
                AST WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
                ------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

LONG-TERM INVESTMENTS -- 95.9%                                                    VALUE
COMMON STOCKS -- 95.0%                                           SHARES          (NOTE 2)
                                                                --------       ------------
AUSTRALIA -- 4.0%
  BHP Billiton Ltd. .................................          1,054,800       $ 14,404,055
  Macquarie Bank Ltd. ...............................            718,679         32,573,184
  Toll Holdings Ltd. ................................          1,120,563         11,109,020
                                                                               ------------
                                                                                 58,086,259
                                                                               ------------
AUSTRIA -- 1.0%
  Erste Bank der Oesterreichischen
     Sparkassen AG ..................................            278,300         13,907,187
                                                                               ------------
BRAZIL -- 2.1%
  Petroleo Brasileiro SA ............................            642,600         29,611,889
                                                                               ------------
CANADA -- 4.2%
  Canadian National Railway Co. .....................            288,000         16,614,300
  Manulife Financial Corp. ..........................            640,900         30,606,480
  Research in Motion Ltd.* ..........................             94,300          6,940,117
  Shoppers Drug Mart Corp. ..........................            201,800          7,000,081
                                                                               ------------
                                                                                 61,160,978
                                                                               ------------
CHINA -- 0.6%
  CNOOC Ltd. ........................................         14,799,500          8,770,895
                                                                               ------------
FINLAND -- 2.0%
  Nokia OYJ* ........................................          1,675,900         28,089,182
                                                                               ------------
FRANCE -- 10.1%
  BNP Paribas SA ....................................            480,500         32,818,133
  Essilor International SA ..........................            179,900         12,269,702
  Hermes International Designs ......................             96,000         19,347,806
  JC Decaux SA* .....................................            484,400         12,255,143
  Sanofi-Aventis ....................................            612,270         50,143,782
  Vinci SA ..........................................            224,000         18,615,312
                                                                               ------------
                                                                                145,449,878
                                                                               ------------
GERMANY -- 10.2%
  Continental AG ....................................            341,040         24,453,746
  E.ON AG* ..........................................            422,200         37,480,162
  Gehe AG ...........................................            340,100         26,683,344
  Qiagen NV* ........................................            548,600          6,376,708
  SAP AG ............................................            297,970         51,549,171
                                                                               ------------
                                                                                146,543,131
                                                                               ------------
GREECE -- 2.0%
  Coca-Cola Hellenic Bottling Co. SA ................            198,900          5,393,758
  EFG Eurobank Ergasias SA ..........................            378,280         11,637,105
  National Bank of Greece SA* .......................            359,360         12,177,742
                                                                               ------------
                                                                                 29,208,605
                                                                               ------------
HONG KONG -- 2.4%
  Esprit Holdings Ltd. ..............................          2,211,000         15,943,559
  Techtronic Industries Co. Ltd. ....................          7,353,660         18,533,845
                                                                               ------------
                                                                                 34,477,404
                                                                               ------------
HUNGARY -- 0.7%
  OTP Bank Rt .......................................            312,600         10,577,678
                                                                               ------------
INDIA -- 3.0%
  Bharti Tele-Ventures Ltd.* ........................          2,669,500         14,888,258
  HDFC Bank Ltd. ....................................            592,400          8,577,577
  Infosys Technologies Ltd. .........................            353,436         19,142,531
                                                                               ------------
                                                                                 42,608,366
                                                                               ------------
IRELAND -- 0.9%
  Anglo Irish Bank Corp. .............................         1,078,844         13,362,485
                                                                               ------------
JAPAN -- 16.2%
  Askul Corp. ........................................            80,500          4,707,019
  Canon, Inc. ........................................           796,100         41,727,207
  Chiyoda Corp. ......................................           700,000          8,632,586
  Denso Corp. ........................................         1,100,600         24,991,085
  Hoya Corp. .........................................           153,500         17,635,170
  Keyence Corp. ......................................            66,800         14,891,598
  Nidec Corp. ........................................           115,000         12,122,368
  Nitto Denko Corp. ..................................           175,800         10,016,839
  Orix Corp. .........................................           217,300         32,447,191
  Sharp Corp. ........................................         2,765,900         43,037,830
  Shinsei Bank Ltd. ..................................         2,333,000         12,520,794
  Yamada Denki Co. Ltd. ..............................           176,000         10,106,725
                                                                               ------------
                                                                                232,836,412
                                                                               ------------
KOREA -- 2.3%
  Kookmin Bank .......................................           175,200          7,907,022
  Samsung Electronics Co. Ltd. .......................            52,880         25,043,724
                                                                               ------------
                                                                                 32,950,746
                                                                               ------------
MEXICO -- 2.2%
  America Movil SA de CV .............................         5,259,200         15,708,161
  Wal-Mart de Mexico SA de CV ........................         3,925,700         15,977,047
                                                                               ------------
                                                                                 31,685,208
                                                                               ------------
NORWAY -- 2.2%
  Statoil ASA* .......................................         1,536,600         31,285,982
                                                                               ------------
SOUTH AFRICA -- 1.9%
  Sasol Ltd.* ........................................           573,200         15,506,709
  Standard Bank Group Ltd. ...........................         1,266,302         12,272,467
                                                                               ------------
                                                                                 27,779,176
                                                                               ------------
SPAIN -- 1.7%
  Grupo Ferrovial SA .................................           120,700          7,766,433
  Industria de Diseno Textil SA ......................           660,000         16,959,277
                                                                               ------------
                                                                                 24,725,710
                                                                               ------------
SWEDEN -- 0.7%
  Capio AB ...........................................           206,200          3,032,544
  Scania AB ..........................................           186,900          6,890,455
                                                                               ------------
                                                                                  9,922,999
                                                                               ------------
SWITZERLAND -- 9.0%
  Nobel Biocare Holding AG* ..........................            32,450          6,572,077
  Roche Holding AG ...................................           454,200         57,309,614
  SGS SA* ............................................            14,200          9,730,915
  Synthes, Inc. ......................................           205,200         22,487,862
  UBS AG .............................................           424,870         33,120,806
                                                                               ------------
                                                                                129,221,274
                                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B3

          ------------------------------------------------------------
          AST WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)
          ------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS
                                                                                 VALUE
(CONTINUED)                                                      SHARES         (NOTE 2)
                                                                --------     --------------
TAIWAN -- 3.6%
  Hon Hai Precision Industry Co. Ltd. ................         6,098,000     $   31,607,853
  MediaTek, Inc.* ....................................         2,391,000         20,646,620
                                                                             --------------
                                                                                 52,254,473
                                                                             --------------
UNITED KINGDOM -- 12.1%
  BG Group PLC .......................................         6,817,000         55,967,664
  Capita Group PLC ...................................         2,346,665         15,429,445
  Carnival PLC .......................................           431,300         24,454,365
  Man Group PLC ......................................           241,545          6,240,677
  Next PLC ...........................................           446,590         12,036,162
  Reckitt Benckiser PLC ..............................           770,760         22,641,080
  Tesco PLC ..........................................         6,586,990         37,526,240
                                                                             --------------
                                                                                174,295,633
                                                                             --------------
TOTAL COMMON STOCKS
  (cost $1,203,408,726) ..............................                        1,368,811,550
                                                                             --------------
PREFERRED STOCK -- 0.9%
BRAZIL -- 0.9%
  Banco Itau Holding Financeira SA
        (cost $6,986,262) ............................            72,940         13,564,966
                                                                             --------------
TOTAL INVESTMENTS(o) -- 95.9%
  (cost $1,210,394,988; Note 6) ......................                        1,382,376,516

OTHER ASSETS IN EXCESS
  OF LIABILITIES -- 4.1% .............................                           58,421,549
                                                                             --------------
NET ASSETS -- 100.0% .................................                       $1,440,798,065
                                                                             ==============

*   Non-income producing security.

(o) As of June 30, 2005, 60 securities representing $1,211,373,838 and 87.6% of the total market value were fair valued in accordance with the policies adopted by the Board of Trustees.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2005 was as follows:

INDUSTRY
--------
Pharmaceuticals                                                   12.2%
Oil & Gas                                                         11.8
Financial-Bank & Trust                                            10.9
Computer Services & Software                                       6.6
Electronic Components & Equipment                                  6.2
Financial-Services                                                 4.9
Telecommunications                                                 4.6
Retail & Merchandising                                             4.6
Automotive Parts                                                   3.4
Medical Supplies & Equipment                                       3.4
Office Equipment                                                   2.9
Food                                                               2.6
Utilities                                                          2.6
Computer Hardware                                                  2.2
Insurance                                                          2.1
Machinery & Equipment                                              2.1
Commercial Services                                                1.7
Consumer Products & Services                                       1.6
Construction                                                       1.3
Clothing & Apparel                                                 1.3
Transportation                                                     1.2
Conglomerates                                                      1.1
Building Materials                                                 1.0
Advertising                                                        0.9
Chemicals                                                          0.7
Business Services                                                  0.6
Broadcasting                                                       0.5
Automobile Manufacturers                                           0.5
Beverages                                                          0.4
                                                                 -----
                                                                  95.9
Other assets in excess of liabilities                              4.1
                                                                 -----
Total                                                            100.0%
                                                                 =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B4

                      -------------------------------------
                      AST LSV INTERNATIONAL VALUE PORTFOLIO
                      -------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

LONG-TERM INVESTMENTS -- 98.2%                                                    VALUE
COMMON STOCKS -- 97.8%                                           SHARES          (NOTE 2)
                                                                --------       ------------
AUSTRALIA -- 4.9%
  Bluescope Steel Ltd. ..............................            281,500       $  1,748,715
  CSR Ltd. ..........................................            554,600          1,127,293
  David Jones Ltd. ..................................            654,900            935,044
  Santos Ltd. .......................................            260,700          2,236,629
  Suncorp-Metway Ltd. ...............................             84,400          1,288,925
  Telstra Corp. Ltd. ................................            538,700          2,071,955
                                                                               ------------
                                                                                  9,408,561
                                                                               ------------
AUSTRIA -- 0.5%
  Boehler-Uddeholm AG* ...............................             7,600          1,003,810
                                                                               ------------
BELGIUM -- 1.1%
  Dexia ..............................................            98,100          2,156,938
                                                                               ------------
DENMARK -- 1.1%
  Danisco AS* ........................................            12,400            804,644
  Danske Bank AS .....................................            39,200          1,177,456
                                                                               ------------
                                                                                  1,982,100
                                                                               ------------
FINLAND -- 1.3%
  Rautaruukki Oyj ....................................            83,600          1,247,096
  Sampo Oyj ..........................................            83,100          1,294,102
                                                                               ------------
                                                                                  2,541,198
                                                                               ------------
FRANCE -- 9.2%
  BNP Paribas SA .....................................            46,800          3,196,438
  Bouygues SA ........................................            43,400          1,794,112
  Ciments Francais SA* ...............................             8,400            819,704
  CNP Assurances .....................................            12,100            772,302
  Compagnie Generale des Establissements Michelin
     (Class "B" Stock) ...............................            28,500          1,730,639
  Natexis Banques Populaires* ........................            11,000          1,595,545
  PSA Peugeot Citroen SA .............................            29,200          1,721,980
  Renault SA* ........................................            16,100          1,414,098
  Societe Generale (Class "A" Stock) .................             9,500            963,335
  Suez SA ............................................           104,500          2,824,667
  Total SA ...........................................             3,400            795,589
                                                                               ------------
                                                                                 17,628,409
                                                                               ------------
GERMANY -- 6.1%
  BASF AG ............................................            44,400          2,938,741
  Deutsche Bank AG* ..................................            35,700          2,779,618
  MAN AG* ............................................            34,700          1,434,417
  Rheinmetall AG .....................................            15,000            755,500
  Salzgitter AG* .....................................            47,700          1,290,231
  ThyssenKrup AG .....................................            85,700          1,481,618
  TUI AG .............................................            41,300          1,020,122
                                                                               ------------
                                                                                 11,700,247
                                                                               ------------
GREECE -- 0.4%
  Motor Oil (Hellas) Corinth
     Refineries SA* ..................................            52,600            777,880
                                                                               ------------
HONG KONG -- 1.7%
  Chaoda Modern Agriculture Holdings Ltd.* ...........         2,142,000            844,270
  CNOOC Ltd. .........................................         1,349,000            799,482
  Orient Overseas International Ltd.* ................           305,307          1,330,524
  Shanghai Industrial Holdings Ltd.* .................           173,000            336,449
                                                                               ------------
                                                                                  3,310,725
                                                                               ------------
IRELAND -- 1.1%
  Allied Irish Banks PLC* ............................            95,300          2,041,302
                                                                               ------------
ITALY -- 3.7%
  Benetton Group SpA .................................            61,200            561,618
  CIR SpA* ...........................................            93,300            257,180
  Enel SpA ...........................................           183,200          1,598,741
  Eni SpA ............................................           113,400          2,913,785
  Parmalat Finanziaria SpA* (cost $1,180,359;
     purchased 11/25/03)(g) ..........................           448,250             59,670
  Riunione Adriatica di Sicurta SpA ..................            80,000          1,554,774
                                                                               ------------
                                                                                  6,945,768
                                                                               ------------
JAPAN -- 22.0%
  Alpine Electronics, Inc. ...........................            55,800            808,727
  Alps Electric Co. Ltd. .............................            61,900            943,784
  Asahi Breweries Ltd. ...............................            63,800            759,750
  CMK Corp. ..........................................            56,000            945,721
  Cosmo Oil Co. Ltd. .................................           337,000          1,426,741
  Denki Kagaku Kogyo Kabushiki Kaisha ................           257,000            920,660
  Hitachi Koki Co. Ltd. ..............................           147,000          1,376,309
  Hitachi Ltd. .......................................           297,000          1,795,760
  Hokkaido Electric Power Co., Inc. ..................            57,900          1,183,488
  Hokuetsu Paper Mills Ltd. ..........................           159,000            837,386
  Honda Motor Co. Ltd. ...............................            52,400          2,573,605
  Hosiden Corp. ......................................            69,500            700,843
  Japan Securities Finance Co. Ltd. ..................           142,000            901,533
  Kaken Pharmaceutical Co. Ltd. ......................           197,000          1,347,948
  Kurabo Industries Ltd. .............................           331,000            820,678
  Marubeni Corp. .....................................           260,000            886,491
  Mitsubishi Chemical Corp. ..........................           559,000          1,628,061
  Nippon Telegraph and Telephone Corp. ...............               700          2,993,176
  Nipro Corp. ........................................            46,800            687,930
  Nissan Motor Co. Ltd. ..............................           207,700          2,053,331
  NSK Ltd. ...........................................           322,000          1,646,122
  Okasan Holdings, Inc. ..............................            99,000            486,709
  Osaka Gas Co. Ltd. .................................           508,700          1,598,207
  Rengo Co. Ltd. .....................................           192,000          1,018,866
  Rohto Pharmaceutical Co. Ltd.* .....................            68,000            882,131
  Sumitomo Osaka Cement Co. Ltd. .....................           340,200            900,127
  Sumitomo Trust & Banking Co. Ltd. ..................           109,000            659,625
  Taiheiyo Cement Corp. ..............................           288,100            766,152
  Takefuji Corp. .....................................            23,500          1,581,665
  Tanabe Seiyaku Co. Ltd. ............................           177,000          1,699,246
  Tokyo Ohka Kogyo Co. Ltd. ..........................            38,500            809,775
  Tostem Inax Holding Corp. ..........................            41,500            701,148
  Toyota Motor Corp. .................................            82,000          2,926,234
  UNY Co. Ltd. .......................................            66,000            747,768
                                                                               ------------
                                                                                 42,015,697
                                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B5

                -------------------------------------------------
                AST LSV INTERNATIONAL VALUE PORTFOLIO (CONTINUED)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS
                                                                                  VALUE
(CONTINUED)                                                      SHARES          (NOTE 2)
                                                                --------       ------------
LIECHTENSTEIN -- 0.5%
  Verwaltungs Und Privat Bank AG* ....................             6,500       $    952,463
                                                                               ------------
NETHERLANDS -- 5.3%
  ABN AMRO Holding NV ................................            65,300          1,604,280
  ING Groep NV .......................................           111,700          3,139,591
  Koninklijke KPN NV .................................           106,900            894,054
  Koninklijke Luchtvaart Maatschappij
     NV*(cost $512,051; purchased 03/18/04)(g) .......            24,790            326,098
  Royal Dutch Petroleum Co. ..........................            52,300          3,399,982
  Stork NV ...........................................            17,500            724,235
                                                                               ------------
                                                                                 10,088,240
                                                                               ------------
NORWAY -- 1.0%
  Norsk Hydro ASA* ...................................            20,400          1,854,462
                                                                               ------------
PORTUGAL -- 0.4%
  Energias de Portugal SA* ...........................           274,500            689,583
                                                                               ------------
SINGAPORE -- 0.8%
  Mobileone Ltd.* ....................................           779,100          1,004,982
  Neptune Orient Lines Ltd. ..........................           253,000            566,300
                                                                               ------------
                                                                                  1,571,282
                                                                               ------------
SPAIN -- 4.0%
  Banco Bilbao Vizcaya Argentaria SA .................            67,900          1,043,274
  Banco Santander Central Hispano SA .................            70,900            820,823
  Compania Espanola de Petroleos SA ..................            19,600            853,428
  Endesa SA ..........................................            99,200          2,305,865
  Repsol YPF SA ......................................            66,400          1,685,108
  Union Fenosa SA ....................................            27,500            836,849
                                                                               ------------
                                                                                  7,545,347
                                                                               ------------
SWEDEN -- 2.4%
  Billerud Aktiebolag* ...............................            59,700            714,549
  Nordea Bank AB .....................................           284,400          2,576,929
  Skanska AB* ........................................           109,600          1,350,496
                                                                               ------------
                                                                                  4,641,974
                                                                               ------------
SWITZERLAND -- 5.4%
  Georg Fischer AG* ..................................             3,400          1,038,175
  Rieter Holdings AG .................................             4,100          1,134,274
  Sulzer AG* .........................................             3,400          1,400,140
  Swisscom AG ........................................             1,900            619,189
  UBS AG .............................................            56,000          4,365,489
  Zurich Financial Services AG* ......................            10,500          1,800,963
                                                                               ------------
                                                                                 10,358,230
                                                                               ------------
UNITED KINGDOM -- 24.9%
  Alliance & Leicester PLC ...........................            49,700            776,337
  Arriva PLC .........................................           117,900          1,148,708
  Aviva PLC ..........................................           232,500          2,581,638
  BAE Systems PLC ....................................           308,200          1,579,094
  Barclays PLC .......................................           361,100          3,579,313
  Boots Group PLC* ...................................            84,700            922,375
  Bradford & Bingley PLC .............................           239,600          1,401,993
  Britannic Group PLC* ...............................           101,400            932,478
  BT Group PLC .......................................           867,000          3,570,512
  Dixons Group PLC ...................................           456,200          1,278,833
  Firstgroup PLC .....................................           179,400          1,056,184
  GlaxoSmithKline PLC ................................            48,600          1,174,346
  HBOS PLC ...........................................           215,200          3,308,617
  House of Fraser PLC* ...............................           388,600            754,393
  Kelda Group PLC ....................................           141,200          1,764,473
  Legal & General Group PLC ..........................           433,400            889,680
  Lloyds TSB Group PLC ...............................           427,800          3,612,776
  Mitchells & Butlers PLC ............................           148,600            890,942
  Northern Foods PLC .................................           268,500            759,195
  Northumbrian Water Group PLC .......................           246,000            988,016
  Old Mutual PLC* ....................................           714,900          1,558,189
  Pilkington PLC .....................................           776,100          1,661,054
  Scottish Power PLC .................................           267,500          2,373,554
  Severn Trent PLC ...................................            45,100            819,849
  Shanks Group PLC ...................................           328,900            850,046
  Shell Transport and Trading Co. PLC ................           497,600          4,818,076
  Tate & Lyle PLC ....................................           128,600          1,096,631
  Tt Electronics PLC* ................................           224,300            729,252
  Viridian Group PLC .................................            55,600            776,535
                                                                               ------------
                                                                                 47,653,089
                                                                               ------------
TOTAL COMMON STOCKS
  (cost $181,467,834) ................................                          186,867,305
                                                                               ------------
PREFERRED STOCK -- 0.4%
GERMANY -- 0.4%
  Fresenius AG
     (cost $658,132) .................................             7,300            837,034
                                                                               ------------
TOTAL INVESTMENTS(o) -- 98.2%
  (cost $182,125,966; Note 6) ........................                          187,704,339

OTHER ASSETS IN EXCESS
  OF LIABILITIES -- 1.8% .............................                            3,455,862
                                                                               ------------
NET ASSETS -- 100.0% .................................                         $191,160,201
                                                                               ============

*   Non-income producing security.

(g) Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $1,692,410. The aggregate value, $385,768 represents 0.20% of net assets.

(o) As of June 30, 2005, 127 securities representing $183,296,284 and 97.7% of the total market value was fair valued in accordance with the policies adopted by the Board of Trustees.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B6

                -------------------------------------------------
                AST LSV INTERNATIONAL VALUE PORTFOLIO (CONTINUED)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2005 was as follows:

INDUSTRY
--------
Financial-Bank & Trust                                            17.3%
Oil & Gas                                                         16.7
Utilities                                                          7.8
Telecommunications                                                 6.6
Insurance                                                          6.5
Automobile Manufacturers                                           5.6
Pharmaceuticals                                                    4.1
Electronic Components & Equipment                                  3.6
Metals & Mining                                                    3.6
Chemicals                                                          3.3
Retail & Merchandising                                             3.1
Building Materials                                                 2.3
Machinery & Equipment                                              2.1
Transportation                                                     2.1
Financial-Services                                                 2.0
Construction                                                       1.6
Automotive Parts                                                   1.5
Food                                                               1.4
Paper & Forest Products                                            1.0
Aerospace                                                          0.8
Conglomerates                                                      0.7
Industrial Products                                                0.7
Entertainment & Leisure                                            0.5
Beverages                                                          0.4
Broadcasting                                                       0.4
Clothing & Apparel                                                 0.4
Environmental Services                                             0.4
Farming & Agriculture                                              0.4
Internet Services                                                  0.4
Computer Services & Software                                       0.3
Financial-Brokerage                                                0.3
Airlines                                                           0.2
Printing & Publishing                                              0.1
                                                                 -----
                                                                  98.2
Other assets in excess of liabilities                              1.8
                                                                 -----
                                                                 100.0%
                                                                 =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B7

                         -------------------------------
                         AST MFS GLOBAL EQUITY PORTFOLIO
                         -------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

LONG-TERM INVESTMENTS -- 96.7%                                                    VALUE
COMMON STOCKS                                                    SHARES          (NOTE 2)
                                                               ---------       ------------
AUSTRALIA -- 0.8%
  QBE Insurance Group Ltd. ...........................           106,489       $  1,294,992
                                                                               ------------
AUSTRIA -- 1.0%
  Erste Bank der Oesterreichischen
     Sparkassen AG ...................................            31,520          1,575,115
                                                                               ------------
BERMUDA -- 1.5%
  Accenture Ltd. (Class "A" Stock)* ..................           103,820          2,353,599
                                                                               ------------
CANADA -- 2.4%
  Canadian National Railway Co. ......................            28,651          1,651,730
  EnCana Corp. .......................................            53,860          2,124,595
                                                                               ------------
                                                                                  3,776,325
                                                                               ------------
FRANCE -- 12.5%
  Axa SA .............................................            89,750          2,234,536
  Business Objects SA* ...............................            28,250            747,363
  Groupe Danone SA* ..................................            21,190          1,856,586
  L'Air Liquide SA ...................................            21,918          3,727,386
  L'Oreal SA .........................................            10,800            773,302
  LVMH Moet Hennessy Louis Vuitton SA ................            27,400          2,109,428
  Sanofi-Aventis .....................................            35,880          2,938,506
  Schneider Electric SA ..............................            32,988          2,480,647
  Total SA ...........................................            11,070          2,590,346
  Veolia Environnement ...............................            12,220            457,425
                                                                               ------------
                                                                                 19,915,525
                                                                               ------------
GERMANY -- 0.8%
  Schering AG ........................................            21,830          1,341,267
                                                                               ------------
HONG KONG -- 1.4%
  Esprit Holdings Ltd. ...............................           150,000          1,081,653
  Hutchison Telecommunications International Ltd.* ...         1,231,000          1,216,312
                                                                               ------------
                                                                                  2,297,965
                                                                               ------------
INDONESIA -- 0.4%
  PT Bank Central Asia Tbk* ..........................         1,536,500            564,919
                                                                               ------------
ITALY -- 0.9%
  Riunione Adriatica di Sicurta SpA ..................            16,950            329,418
  UniCredito Italiano SpA ............................           226,500          1,194,168
                                                                               ------------
                                                                                  1,523,586
                                                                               ------------
JAPAN -- 9.4%
  Asahi Glass Co. Ltd. ...............................           157,000          1,640,640
  Bridgestone Corp. ..................................            74,000          1,418,077
  Canon, Inc. ........................................            47,000          2,463,483
  Chugai Pharmaceutical Co. Ltd. .....................            49,800            766,832
  Nintendo Co. Ltd. ..................................            10,900          1,136,671
  Nitto Denko Corp. ..................................            33,400          1,903,085
  Sekisui Chemical Co. Ltd. ..........................           119,000            815,672
  Shinsei Bank Ltd. ..................................           216,000          1,159,233
  Tokyo Broadcasting System, Inc. ....................            25,100            413,795
  Tokyo Gas Co. Ltd. .................................           202,000            754,347
  Toray Industries, Inc. .............................           153,000            722,306
  Toyota Motor Corp. .................................            49,200          1,755,741
                                                                               ------------
                                                                                 14,949,882
                                                                               ------------

KOREA -- 1.7%
  Samsung Electronics Co. Ltd. .......................             5,650          2,675,814
                                                                               ------------
MEXICO -- 0.4%
  Wal-Mart de Mexico SA de CV ........................           158,200            643,852
                                                                               ------------
NETHERLANDS -- 0.9%
  Reed Elsevier NV ...................................           106,880          1,487,272
                                                                               ------------
POLAND -- 0.3%
  Powszechna Kasa Oszczednosci
     Bank Polski SA* .................................            50,500            408,446
                                                                               ------------
SINGAPORE -- 1.0%
  Singapore Telecommunications Ltd. ..................           989,357          1,621,973
                                                                               ------------
SPAIN -- 3.4%
  Banco Bilbao Vizcaya Argentaria SA .................           100,860          1,549,699
  Iberdrola SA .......................................            59,850          1,576,083
  Telefonica SA ......................................           146,303          2,386,745
                                                                               ------------
                                                                                  5,512,527
                                                                               ------------
SWEDEN -- 4.1%
  Atlas Copco AB (Class "A" Stock) ...................            80,130          1,265,416
  Ericsson, (L.M.) Telefonaktiebolaget
     (Class "B" Stock)* ..............................           411,160          1,311,805
  Hennes & Mauritz AB
     (Class "B" Stock) ...............................            33,860          1,187,719
  Sandvik AB .........................................            74,190          2,750,849
                                                                               ------------
                                                                                  6,515,789
                                                                               ------------
SWITZERLAND -- 6.4%
  Nestle SA ..........................................            12,037          3,075,006
  Roche Holding AG ...................................            33,470          4,223,146
  Synthes, Inc. ......................................             3,840            420,825
  UBS AG .............................................            31,911          2,487,627
                                                                               ------------
                                                                                 10,206,604
                                                                               ------------
THAILAND -- 0.5%
  Bangkok Bank Public Co. Ltd.* ......................           315,700            821,688
                                                                               ------------
UNITED KINGDOM -- 14.5%
  Amvescap PLC .......................................           234,620          1,393,646
  AstraZeneca PLC ....................................            36,020          1,485,019
  BOC Group PLC ......................................            95,230          1,708,726
  BP Amoco PLC .......................................           148,360          1,542,898
  Diageo PLC .........................................           175,875          2,587,294
  Hilton Group PLC* ..................................           467,300          2,388,966
  Kingfisher PLC .....................................           110,239            483,637
  Next PLC ...........................................            48,320          1,302,285
  Reckitt Benckiser PLC ..............................           182,220          5,352,714
  Smith & Nephew PLC .................................           127,900          1,257,411
  Vodafone Group PLC .................................           781,064          1,898,968
  William Hill PLC ...................................           192,360          1,852,059
                                                                               ------------
                                                                                 23,253,623
                                                                               ------------
UNITED STATES -- 32.4%
  Air Products & Chemicals, Inc. .....................            20,700          1,248,210
  American Express Co. ...............................            60,030          3,195,397
  Cisco Systems, Inc.* ...............................            44,000            840,840
  Citigroup, Inc. ....................................            34,170          1,579,679

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B8

                   -------------------------------------------
                   AST MFS GLOBAL EQUITY PORTFOLIO (CONTINUED)
                   -------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS
                                                                                  VALUE
(CONTINUED)                                                      SHARES          (NOTE 2)
                                                                --------       ------------
UNITED STATES (CONT'D.)
  Dell, Inc.* ........................................            66,090       $  2,611,216
  DENTSPLY International, Inc. .......................            21,780          1,176,120
  Disney, (Walt) Co. .................................            87,340          2,199,221
  DST Systems, Inc.* .................................            45,240          2,117,232
  Fisher Scientific International, Inc.* .............            37,390          2,426,611
  Gilead Sciences, Inc.* .............................            19,700            866,603
  Gillette Co. .......................................            38,070          1,927,484
  Goldman Sachs Group, Inc. ..........................            23,660          2,413,793
  Harley-Davidson, Inc. ..............................            25,200          1,249,920
  Home Depot, Inc. ...................................            29,850          1,161,165
  Johnson & Johnson ..................................            43,020          2,796,300
  Lilly, (Eli) & Co. .................................            42,100          2,345,391
  Medtronic, Inc. ....................................            30,420          1,575,452
  News Corp., Inc.-CDI
    (Class "B" Stock) ................................           100,163          1,698,808
  Noble Corp. ........................................            22,730          1,398,122
  Oracle Corp.* ......................................           237,080          3,129,456
  OTP Bank, GDR (Hungary) ............................            16,750          1,136,457
  PepsiCo, Inc. ......................................            23,360          1,259,805
  Praxair, Inc.* .....................................            17,270            804,782
  Procter & Gamble Co. ...............................             7,300            385,075
  Symantec Corp.* ....................................            85,430          1,857,248
  Time Warner, Inc.* .................................            37,960            634,312
  TJX Cos., Inc. .....................................           104,760          2,550,906
  Viacom, Inc. (Class "B" Stock) .....................            71,480          2,288,790
  Wal-Mart Stores, Inc. ..............................            21,200          1,021,840
  Waters Corp.* ......................................            52,310          1,944,363
                                                                               ------------
                                                                                 51,840,598
                                                                               ------------
TOTAL LONG-TERM INVESTMENTS
  (cost $136,581,080) ................................                          154,581,361
                                                                               ------------

                                                               PRINCIPAL
INTEREST              MATURITY                                   AMOUNT
  RATE                  DATE                                     (000)
--------              --------                                 ---------
SHORT-TERM INVESTMENT -- 2.2%
COMMERCIAL PAPER
Morgan Stanley
    3.36%             07/01/05
    (cost $3,458,000) ................................            $3,458          3,458,000
                                                                               ------------
TOTAL INVESTMENTS(o) -- 98.9%
  (cost $140,039,080; Note 6) ........................                          158,039,361

OTHER ASSETS IN EXCESS
  OF LIABILITIES -- 1.1% .............................                            1,793,259
                                                                               ------------
NET ASSETS -- 100.0% .................................                         $159,832,620
                                                                               ============

The following abbreviations are used in portfolio descriptions:

GDR  Global Depositary Receipts

*    Non-income producing security.

(o) As of June 30, 2005, 59 securities representing $97,665,795 and 61.8% of the total market value were fair valued in accordance with the policies adopted by the Board of Trustees.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2005 was as follows:

INDUSTRY
--------
Pharmaceuticals                                                   11.0%
Financial-Bank & Trust                                             6.1
Chemicals                                                          5.9
Oil & Gas                                                          5.7
Financial-Services                                                 5.4
Broadcasting                                                       5.3
Consumer Products & Services                                       5.3
Retail & Merchandising                                             5.2
Telecommunications                                                 4.5
Electronic Components & Equipment                                  4.4
Entertainment & Leisure                                            4.1
Machinery & Equipment                                              4.1
Food                                                               3.1
Computer Hardware                                                  3.0
Computer Services & Software                                       3.0
Medical Supplies & Equipment                                       2.5
Beverages                                                          2.4
Insurance                                                          2.4
Conglomerates                                                      2.0
Business Services                                                  1.5
Office Equipment                                                   1.5
Utilities                                                          1.3
Internet Services                                                  1.2
Automobile Manufacturers                                           1.0
Building Materials                                                 1.0
Transportation                                                     1.0
Automotive Parts                                                   0.9
Printing & Publishing                                              0.9
Clothing & Apparel                                                 0.5
Construction                                                       0.5
Short-Term Investment                                              2.2
                                                                 -----
                                                                  98.9
Other assets in excess of liabilities                              1.1
                                                                 -----
                                                                 100.0%
                                                                 =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B9

                         ------------------------------
                         AST SMALL-CAP GROWTH PORTFOLIO
                         ------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

LONG-TERM INVESTMENTS -- 91.1%                                                    VALUE
COMMON STOCKS                                                    SHARES          (NOTE 2)
                                                                --------       ------------
AUTOMOTIVE PARTS -- 1.9%
  American Axle & Manufacturing Holdings, Inc.(a) ....            46,900       $  1,185,163
  Clarcor, Inc. ......................................            13,700            400,725
  Modine Manufacturing Co. ...........................            38,000          1,237,280
  Regal-Beloit Corp. .................................            31,800            927,288
                                                                               ------------
                                                                                  3,750,456
                                                                               ------------
BROADCASTING -- 1.7%
  Emmis Communications Corp.
      (Class "A" Stock)* .............................           104,100          1,839,447
  Journal Communications, Inc.
      (Class "A" Stock) ..............................            86,800          1,458,240
                                                                               ------------
                                                                                  3,297,687
                                                                               ------------
BUSINESS SERVICES -- 1.3%
  Internet Capital Group, Inc.* ......................           163,019          1,194,929
  iPayment Inc. ......................................             1,600             58,432
  Primus Guaranty, Ltd. ..............................            38,251            553,875
  Watson Wyatt & Co. Holdings ........................            30,100            771,463
                                                                               ------------
                                                                                  2,578,699
                                                                               ------------
CHEMICALS -- 0.2%
  Cabot Microelectronics Corp.* ......................            14,900            431,951
                                                                               ------------
COMMERCIAL SERVICES -- 0.9%
  Rollins, Inc. ......................................            87,100          1,745,484
                                                                               ------------
COMPUTER SERVICES & SOFTWARE -- 6.4%
  Ansys, Inc.* .......................................            60,073          2,133,192
  C-COR, Inc. ........................................           147,756          1,012,129
  Computer Programs and Systems, Inc. ................            10,200            380,154
  Datastream Systems, Inc.* ..........................           225,720          1,643,241
  Factset Research Systems, Inc. .....................            88,877          3,185,352
  LoJack Corp.* ......................................            27,600            484,656
  Open Solutions Inc.* ...............................               700             14,217
  Radisys Corp.* .....................................           116,154          1,875,887
  RADWARE Ltd. .......................................            13,161            237,951
  ScanSource, Inc.* ..................................            35,600          1,528,664
                                                                               ------------
                                                                                 12,495,443
                                                                               ------------
CONSTRUCTION -- 0.8%
  Chicago Bridge & Iron Co. NV
      (Netherlands) ..................................            64,600          1,476,756
                                                                               ------------
CONSUMER PRODUCTS & SERVICES -- 2.8%
  Blyth, Inc. ........................................            54,100          1,517,505
  G & K Services, Inc. ...............................            63,300          2,388,309
  Spartech Corp. .....................................            81,100          1,443,580
                                                                               ------------
                                                                                  5,349,394
                                                                               ------------
DIVERSIFIED OPERATIONS -- 1.6%
  Actuant Corp. (Class "A" Stock)* ...................            32,600          1,562,844
  Corrections Corporation of America .................            39,883          1,565,408
                                                                               ------------
                                                                                  3,128,252
                                                                               ------------
EDUCATION -- 0.4%
  Courier Corp. ......................................            17,850            685,618
  Universal Technical Institute, Inc.* ...............             3,800            126,160
                                                                               ------------
                                                                                    811,778
                                                                               ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 4.7%
  Daktronics, Inc. ...................................            18,100            362,181
  FuelCell Energy, Inc.*(a) ..........................            29,950            305,789
  General Cable Corp.* ...............................           111,709          1,656,644
  Gentex Corp. .......................................            55,400          1,008,280
  Littelfuse, Inc.* ..................................            16,600            462,310
  Methode Electronics, Inc. ..........................            59,600            707,452
  OYO Geospace Corp.* ................................            28,807            604,371
  Universal Electronics, Inc.* .......................           122,813          2,037,468
  UNOVA, Inc.* .......................................            71,200          1,896,056
                                                                               ------------
                                                                                  9,040,551
                                                                               ------------
ENTERTAINMENT & LEISURE -- 3.0%
  Alliance Gaming Corp. ..............................            86,500          1,212,730
  Lions Gate Entertainment Corp.* ....................           169,244          1,736,444
  Nevada Gold & Casinos, Inc.* .......................            34,878            378,426
  Shuffle Master, Inc.*(a) ...........................            86,100          2,413,383
                                                                               ------------
                                                                                  5,740,983
                                                                               ------------
ENVIRONMENTAL SERVICES -- 3.1%
  Duratek, Inc. ......................................            76,885          1,782,194
  Waste Connections, Inc.* ...........................           114,526          4,270,675
                                                                               ------------
                                                                                  6,052,869
                                                                               ------------
FARMING & AGRICULTURE -- 1.1%
  Delta & Pine Land Co. ..............................            81,579          2,044,370
                                                                               ------------
FINANCIAL -- BANK & TRUST -- 2.3%
  BankAtlantic Bancorp, Inc.
     (Class "A" Stock) ...............................            20,700            392,265
  ITLA Capital Corp.* ................................            25,700          1,385,230
  Kanbay International, Inc. .........................            40,600            938,266
  Wintrust Financial Corp. ...........................            13,900            727,665
  WP Stewart & Co., Ltd.(a) ..........................            44,000          1,063,480
                                                                               ------------
                                                                                  4,506,906
                                                                               ------------
FINANCIAL - SERVICES -- 3.1%
  Assured Guaranty Ltd. ..............................           121,800          2,845,248
  Boston Private Financial Holdings, Inc. ............            35,600            897,120
  Cash America International, Inc. ...................            40,292            810,675
  Financial Federal Corp. ............................            21,800            842,352
  Greater Bay Bancorp. ...............................            16,200            427,194
  Harbor Florida Bancshares, Inc. ....................             2,650             99,216
                                                                               ------------
                                                                                  5,921,805
                                                                               ------------
FOOD -- 0.7%
  Middleby Corp.* ....................................             9,200            486,312
  Tootsie Roll Industries, Inc. ......................            28,700            839,475
                                                                               ------------
                                                                                  1,325,787
                                                                               ------------
FURNITURE -- 1.3%
  Tempur-Pedic International, Inc.(a) ................           109,795          2,435,253
                                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B10

                   ------------------------------------------
                   AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)
                   ------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS
                                                                                  VALUE
(CONTINUED)                                                      SHARES          (NOTE 2)
                                                                --------       ------------
HEALTHCARE SERVICES -- 6.8%
  American Healthways, Inc.* .........................            46,100       $  1,948,647
  Apria Healthcare Group, Inc.* ......................            52,400          1,815,136
  Centene Corp.* .....................................            33,000          1,108,140
  Cooper Cos., Inc. ..................................            18,800          1,144,168
  deCODE genetics, Inc. ..............................           138,513          1,300,637
  Dendreon Corp.* ....................................            98,800            516,724
  Eclipsys Corp.*(a) .................................           108,300          1,523,781
  Horizon Health Corp.* ..............................            67,754          1,584,766
  Landauer, Inc. .....................................            23,100          1,199,121
  Techne Corp.*(a) ...................................            23,400          1,074,294
                                                                               ------------
                                                                                 13,215,414
                                                                               ------------
INDUSTRIAL PRODUCTS -- 2.3%
  AMCOL International Corp. ..........................            23,700            445,323
  Maverick Tube Corp.*(a) ............................            37,800          1,126,440
  NS Group, Inc.* ....................................            37,225          1,210,185
  Photon Dynamics, Inc.* .............................            29,550            609,025
  Ritchie Bros. Auctioneers ..........................            25,400            979,170
                                                                               ------------
                                                                                  4,370,143
                                                                               ------------
INSURANCE -- 3.7%
  American Equity Investment Life Holding Co. ........            31,600            375,408
  HCC Insurance Holdings, Inc.*(a) ...................            69,700          2,639,539
  Hilb Rogal & Hobbs Co. .............................            16,500            567,600
  Hooper Holmes, Inc. ................................           145,400            603,410
  Philadelphia Consolidated Holding Corp.*(a) ........            25,400          2,152,904
  RLI Corp. ..........................................            19,400            865,240
                                                                               ------------
                                                                                  7,204,101
                                                                               ------------
INTERNET SERVICES -- 1.8%
  eCollege.com, Inc.* ................................            48,700            579,530
  Global Payments, Inc. ..............................            30,700          2,081,460
  j2 Global Communication, Inc. ......................            23,400            805,896
                                                                               ------------
                                                                                  3,466,886
                                                                               ------------
MACHINERY & EQUIPMENT -- 2.1%
  IDEX Corp. .........................................            51,400          1,984,554
  Young Innovations, Inc. ............................            56,000          2,090,480
                                                                               ------------
                                                                                  4,075,034
                                                                               ------------
MEDICAL SUPPLIES & EQUIPMENT -- 5.6%
  American Medical Systems Holdings, Inc.* ...........           116,417          2,404,011
  Arrow International, Inc. ..........................            38,725          1,235,328
  DJ Orthopedics, Inc.* ..............................            43,600          1,195,948
  ICU Medical, Inc.* .................................            19,000            611,230
  Inamed Corp.* ......................................            29,425          1,970,592
  Respironics, Inc.* .................................            86,850          3,136,153
  Thoratec Corp.* ....................................            25,600            392,704
                                                                               ------------
                                                                                 10,945,966
                                                                               ------------
MEDICAL WASTE MANAGEMENT -- 1.0%
  Stericycle, Inc.* ..................................            37,000          1,861,840
                                                                               ------------

METALS & MINING -- 3.2%
  Aleris International, Inc. .........................           135,398          3,053,225
  Lindsay Manufacturing Co. ..........................            28,400            669,672
  MSC Industrial Direct Co., Inc. ....................            71,500          2,413,125
                                                                              -------------
                                                                                  6,136,022
                                                                              -------------
OIL & GAS -- 5.7%
  CARBO Ceramics, Inc. ...............................            20,300          1,602,888
  Core Laboratories NV ...............................            26,575            712,742
  FMC Technologies, Inc.* ............................            25,200            805,644
  Headwaters, Inc.(a) ................................            28,900            993,582
  Hydril Co.* ........................................             9,000            489,150
  Patterson-UTI Energy, Inc. .........................            67,350          1,874,350
  Tetra Technologies, Inc. ...........................            38,339          1,221,097
  Unit Corp.* ........................................            77,604          3,415,352
                                                                              -------------
                                                                                 11,114,805
                                                                              -------------
PHARMACEUTICALS -- 2.9%
  KV Pharmaceutical Co.* .............................            83,600          1,400,300
  Medicis Pharmaceutical Corp. (Class "A" Stock)(a) ..            32,600          1,034,398
  Priority Healthcare Corp. (Class "B" Stock)* .......            69,700          1,767,592
  STERIS Corp.* ......................................            55,800          1,437,966
                                                                              -------------
                                                                                  5,640,256
                                                                              -------------
PRINTING & PUBLISHING -- 2.7%
  Applied Films Corp. ................................            74,400          1,904,640
  Journal Register Co.* ..............................            92,100          1,612,671
  Meredith Corp. .....................................            34,100          1,672,946
                                                                              -------------
                                                                                  5,190,257
                                                                              -------------
REAL ESTATE INVESTMENT TRUST -- 0.5%
  Robbins & Myers, Inc. ..............................            47,300          1,017,423
                                                                              -------------
RESTAURANTS -- 1.4%
  Ruby Tuesday, Inc. .................................            44,600          1,155,140
  Steak N Shake Co.(The) .............................            82,100          1,528,702
                                                                              -------------
                                                                                  2,683,842
                                                                              -------------
RETAIL & MERCHANDISING -- 5.0%
  Blue Nile, Inc.*(a) ................................            19,100            624,379
  Build-A-Bear Workshop, Inc.*(a) ....................            40,974            960,841
  Cabela's Inc.(Class "A" Stock)*(a) .................            70,800          1,512,288
  Christopher & Banks Corp. ..........................            25,200            460,152
  Genesco, Inc.* .....................................            86,614          3,212,513
  Regis Corp. ........................................            31,000          1,211,480
  SCP Pool Corp. .....................................            49,500          1,736,955
                                                                              -------------
                                                                                  9,718,608
                                                                              -------------
SEMICONDUCTORS -- 0.9%
  Integrated Device Technology, Inc. .................           170,500          1,832,875
                                                                              -------------
TELECOMMUNICATIONS -- 3.5%
  EMS Technologies, Inc.* ............................            68,418          1,022,849
  International Speedway Corp.
    (Class "A" Stock) ................................            47,900          2,694,854

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B11

                   ------------------------------------------
                   AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)
                   ------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS
                                                                                  VALUE
(CONTINUED)                                                      SHARES          (NOTE 2)
                                                                --------       ------------
TELECOMMUNICATIONS (CONT'D.)
  Plantronics, Inc. ..................................            48,300       $  1,756,188
  Tekelec* ...........................................            79,800          1,340,640
                                                                               ------------
                                                                                  6,814,531
                                                                               ------------
TRANSPORTATION -- 4.7%
  Forward Air Corp. ..................................            32,600            921,602
  Heartland Express, Inc. ............................            74,100          1,439,763
  HUB Group, Inc. (Class "A" Stock) ..................            20,400            511,020
  Landstar System, Inc.* .............................           102,300          3,081,276
  Offshore Logistics, Inc.* ..........................            34,800          1,142,832
  OMI Corp. ..........................................           100,800          1,916,208
                                                                               ------------
                                                                                  9,012,701
                                                                               ------------
TOTAL LONG-TERM INVESTMENTS
  (cost $164,783,401) ..................................................        176,435,128
                                                                               ------------

                                                               PRINCIPAL
INTEREST              MATURITY                                   AMOUNT
  RATE                  DATE                                     (000)
--------              --------                                 ---------
SHORT-TERM INVESTMENTS -- 15.3%
COMMERCIAL PAPER -- 0.8%
Morgan Stanley(b)(c)
   3.517%             07/01/05                                     1,603          1,602,520
                                                                               ------------
TIME DEPOSITS -0.9%
Credit Suisse First Boston(b)
   3.375%             07/01/05                                     1,660          1,660,477
Societe Generale NY(b)
   3.375%             07/01/05                                        22             21,980
                                                                               ------------
                                                                                  1,682,457
                                                                               ------------
                                                                 SHARES
                                                                --------
REGISTERED INVESTMENT COMPANIES -- 4.9%
  BlackRock Provident Institutional
     Funds TempCash Portfolio(j) .....................         4,757,757          4,757,757
  BlackRock Provident Institutional Funds
     TempFund Portfolio(j) ...........................         4,757,757          4,757,757
                                                                               ------------
                                                                                  9,515,514
                                                                               ------------
Non-Registered Investment Company -- 8.7%
BlackRock Institutional Money
  Market Trust(b)(j) .................................        16,704,403         16,704,403
                                                                               ------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $29,504,894) .................................                           29,504,894
                                                                               ------------
TOTAL INVESTMENTS -- 106.4%
  (cost $194,288,295; Note 6) ........................                          205,940,022
                                                                               ------------
LIABILITIES IN EXCESS OF OTHER ASSETS
   (INCLUDES CASH COLLATERAL FOR SECURITIES
   ON LOAN OF $19,989,380) -- (6.4)% ...................                        (12,305,890)
                                                                               ------------
NET ASSETS -- 100.0% .................................                         $193,634,132
                                                                               ============

*   Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $19,017,399; cash collateral of $19,989,380 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

(c) Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.

(j) Security available to institutional investors only.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2005 was as follows:

INDUSTRY
--------
Healthcare Services                                                 6.8%
Computer Services & Software                                        6.4
Oil & Gas                                                           5.7
Medical Supplies & Equipment                                        5.6
Retail & Merchandising                                              5.0
Electronic Components & Equipment                                   4.7
Transportation                                                      4.7
Insurance                                                           3.7
Telecommunications                                                  3.5
Metals & Mining                                                     3.2
Environmental Services                                              3.1
Financial Services                                                  3.1
Entertainment & Leisure                                             3.0
Pharmaceuticals                                                     2.9
Consumer Products & Services                                        2.8
Printing & Publishing                                               2.7
Financial - Bank & Trust                                            2.3
Industrial Products                                                 2.3
Machinery & Equipment                                               2.1
Automotive Parts                                                    1.9
Internet Services                                                   1.8
Broadcasting                                                        1.7
Diversified Operations                                              1.6
Restaurants                                                         1.4
Business Services                                                   1.3
Furniture                                                           1.3
Farming & Agriculture                                               1.1
Medical Waste Management                                            1.0
Commercial Services                                                 0.9
Semiconductors                                                      0.9
Construction                                                        0.8
Food                                                                0.7
Real Estate Investment Trust                                        0.5
Education                                                           0.4
Chemicals                                                           0.2
Short-Term Investments                                             15.3
                                                                  -----
                                                                  106.4
Liabilities in excess of other assets                              (6.4)
                                                                  -----
                                                                  100.0%
                                                                  =====

-----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B12

                       -----------------------------------
                       AST DEAM SMALL-CAP GROWTH PORTFOLIO
                       -----------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

LONG-TERM INVESTMENTS -- 97.9%                                                    VALUE
COMMON STOCKS                                                    SHARES          (NOTE 2)
                                                                --------       ------------
ADVERTISING -- 0.4%
  Valueclick, Inc.* ..................................            84,600       $  1,043,118
                                                                               ------------
AEROSPACE -- 2.3%
  Argon St, Inc. .....................................             8,700            308,850
  DRS Technologies, Inc.* ............................            11,100            569,208
  Innovative Solutions and Support, Inc.* ............            59,900          2,010,843
  Teledyne Technologies, Inc.* .......................           102,500          3,339,450
                                                                               ------------
                                                                                  6,228,351
                                                                               ------------
AIRLINES -- 1.1%
  Continental Airlines, Inc. (Class "B" Stock) .......            28,800            382,464
  ExpressJet Holdings, Inc.* .........................            50,900            433,159
  Pinnacle Airlines Corp.* ...........................           268,800          2,308,992
                                                                               ------------
                                                                                  3,124,615
                                                                               ------------
AUTOMOTIVE PARTS -- 0.4%
  Stewart & Stevenson Services, Inc. .................             9,400            213,004
  Wabash National Corp. ..............................            37,400            906,202
                                                                               ------------
                                                                                  1,119,206
                                                                               ------------
BROADCASTING -- 0.2%
  Radio One, Inc. (Class "D" Stock)* .................            41,400            528,678
                                                                               ------------
BUILDING MATERIALS -- 0.4%
  Eagle Materials, Inc. ..............................            11,900          1,101,821
  Trex Co., Inc.* ....................................             4,700            120,790
                                                                               ------------
                                                                                  1,222,611
                                                                               ------------
BUSINESS SERVICES -- 6.3%
  Advisory Board Co. (The)* ..........................             5,500            268,070
  Computer Programs and Systems, Inc. ................            17,800            663,406
  Diamondcluster International, Inc.* ................           113,600          1,283,680
  Dionex Corp.* ......................................             5,000            218,050
  Harland, (John H.) Co. .............................            27,500          1,045,000
  Hiedrick & Struggles International, Inc.* ..........            19,300            503,344
  Itron, Inc.* .......................................            40,000          1,787,200
  Korn Ferry International* ..........................           128,200          2,275,550
  Labor Ready, Inc.* .................................            62,500          1,456,875
  Navigant Consulting, Inc.* .........................           150,100          2,650,766
  Per-Se Technologies, Inc.* .........................            45,900            964,818
  Portfolio Recovery Associates, Inc.* ...............            17,900            752,158
  TeleTech Holdings, Inc.* ...........................           222,200          1,810,930
  Ventiv Health, Inc.* ...............................            85,500          1,648,440
                                                                               ------------
                                                                                 17,328,287
                                                                               ------------
CHEMICALS -- 0.5%
  Georgia Gulf Corp. .................................            29,200            906,660
  NuCo2, Inc.* .......................................            16,600            426,122
                                                                               ------------
                                                                                  1,332,782
                                                                               ------------
CLOTHING & APPAREL -- 2.3%
  Guess, Inc.* .......................................           137,400          2,278,092
  J. Jill Group, Inc.* ...............................           102,500          1,409,375
  Jos.A. Bank Clothiers, Inc.* .......................            16,000            692,800
  K-Swiss, Inc. (Class "A" Stock) ....................            55,500          1,794,870
                                                                               ------------
                                                                                  6,175,137
                                                                               ------------
COMPUTER HARDWARE -- 0.8%
  Maxtor Corp.* ......................................           378,900          1,970,280
  Merge Technologies, Inc. ...........................            15,900            298,125
                                                                               ------------
                                                                                  2,268,405
                                                                               ------------
COMPUTER SERVICES & SOFTWARE -- 7.8%
  Altiris, Inc.* .....................................            55,600            816,208
  Covansys Corp.* ....................................            45,900            589,815
  Kronos, Inc.* ......................................            74,750          3,019,152
  Parametric Technology Corp.* .......................           421,600          2,689,808
  Perot Systems Corp. (Class "A" Stock)* .............            23,500            334,170
  Progress Software Corp.* ...........................            60,000          1,809,000
  Quality Systems, Inc.* .............................            52,500          2,487,450
  Quest Software, Inc.* ..............................           140,400          1,913,652
  SS&C Technologies, Inc. ............................            75,650          2,396,592
  Talx Corp. .........................................            13,200            381,612
  Verint Systems, Inc.* ..............................            15,600            501,696
  Websense, Inc.* ....................................            21,900          1,052,295
  Wind River Systems, Inc.* ..........................            93,200          1,461,376
  Witness Systems, Inc.* .............................           101,000          1,841,230
                                                                               ------------
                                                                                 21,294,056
                                                                               ------------
CONSUMER PRODUCTS & SERVICES -- 2.8%
  Chattem, Inc.* .....................................            40,200          1,664,280
  Coinstar, Inc.* ....................................            37,100            841,799
  Nu Skin Enterprises, Inc. (Class "A" Stock) ........            21,800            507,940
  Sotheby's Holdings, Inc. (Class "A" Stock) .........           111,100          1,522,070
  Wolverine World Wide, Inc. .........................           132,850          3,189,729
                                                                               ------------
                                                                                  7,725,818
                                                                               ------------
CONTAINERS & PACKAGING -- 1.0%
  Greif, Inc. (Class "A" Stock) ......................             4,100            250,510
  Silgan Holdings, Inc. ..............................            46,100          2,592,664
                                                                               ------------
                                                                                  2,843,174
                                                                               ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.4%
  American Science and Engineering, Inc. .............            12,800            567,808
  Anixter International, Inc. ........................             7,500            278,775
  BEI Technologies, Inc. .............................            29,700            792,396
  Diodes, Inc. .......................................            16,000            499,200
  EDO Corp. ..........................................            10,200            305,082
  Franklin Electric Co., Inc. ........................             7,900            305,335
  Littelfuse, Inc.* ..................................            51,300          1,428,705
  Metrologic Instruments, Inc.* ......................            33,700            422,598
  Sonic Solutions, Inc.*(a) ..........................            35,700            664,020
  TTM Technologies, Inc.* ............................           175,700          1,337,077
                                                                               ------------
                                                                                  6,600,996
                                                                               ------------
ENTERTAINMENT & LEISURE -- 2.1%
  Ameristar Casinos, Inc. ............................            89,400          2,332,446

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B13

                 -----------------------------------------------
                 AST DEAM SMALL-CAP GROWTH PORTFOLIO (CONTINUED)
                 -----------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS
                                                                                  VALUE
(CONTINUED)                                                      SHARES          (NOTE 2)
                                                                --------       ------------
ENTERTAINMENT & LEISURE (CONT'D.)
  Argosy Gaming Co.*(a) ..............................            70,700       $  3,295,327
                                                                               ------------
                                                                                  5,627,773
                                                                               ------------
ENVIRONMENTAL SERVICES -- 0.1%
  Waste Connections, Inc.* ...........................             7,650            285,269
                                                                               ------------
FINANCIAL -- BANK & TRUST -- 4.2%
  Accredited Home Lenders Holding Co.*(a) ............            25,700          1,130,800
  Center Financial Corp. .............................            23,600            585,988
  Corus Bankshares, Inc. .............................             8,800            488,312
  First Midwest Bancorp, Inc.(IL) ....................            11,500            404,455
  Glacier Bancorp, Inc.* .............................             7,900            206,427
  Harbor Florida Bancshares, Inc. ....................             9,900            370,656
  Independent Bank Corp.(MI) .........................            16,767            476,854
  Pacific Capital Bancorp ............................            27,033          1,002,384
  SVB Financial Group* ...............................            73,300          3,511,070
  Texas Regional Bancshares, Inc.
     (Class "A" Stock) ...............................            57,380          1,748,942
  Wintrust Financial Corp. ...........................            28,700          1,502,445
                                                                               ------------
                                                                                 11,428,333
                                                                               ------------
FINANCIAL -- CONSUMER -- 0.2%
  Greenhill & Co., Inc. ..............................            12,500            506,375
                                                                               ------------
FINANCIAL -- SERVICES -- 1.0%
  CompuCredit Corp.* .................................            40,200          1,378,056
  Euronet Worldwide, Inc.* ...........................            46,500          1,351,755
                                                                               ------------
                                                                                  2,729,811
                                                                               ------------
HEALTHCARE SERVICES -- 4.1%
  Amedisys, Inc.* ....................................            21,600            794,448
  Apria Healthcare Group, Inc.* ......................            97,400          3,373,936
  Centene Corp.* .....................................            95,700          3,213,606
  Chemed Corp. .......................................            28,500          1,165,080
  LabOne, Inc.* ......................................            19,800            788,238
  Medicines Co. (The)* ...............................            12,600            294,714
  Molina Healthcare, Inc.* ...........................            29,900          1,323,374
  Pediatrix Medical Group, Inc.* .....................             3,900            286,806
                                                                               ------------
                                                                                 11,240,202
                                                                               ------------
INDUSTRIAL PRODUCTS -- 1.9%
  Ceradyne, Inc.* ....................................            84,100          2,024,287
  ESCO Technologies, Inc.* ...........................            10,000          1,008,000
  Mueller Industries, Inc. ...........................            48,400          1,311,640
  Reliance Steel & Aluminum Co.* .....................            25,100            930,457
                                                                               ------------
                                                                                  5,274,384
                                                                               ------------
INSURANCE -- 0.6%
  ProAssurance Corp.* ................................             6,700            279,792
  Zenith National Insurance Corp. ....................            20,900          1,418,274
                                                                               ------------
                                                                                  1,698,066
                                                                               ------------
INTERNET SERVICES -- 4.3%
  aQuantive, Inc.* ...................................            26,100            462,492
  CNET Networks, Inc.* ...............................           105,600          1,239,744
  Cybersource Corp.* .................................            99,200            725,152
  DIgi International, Inc.* ..........................            43,200            512,352
  Digital Insight Corp.* .............................            43,800          1,047,696
  Digital River, Inc.* ...............................            41,300          1,311,275
  EarthLink, Inc.* ...................................           118,100          1,022,746
  Infospace, Inc.*(a) ................................            28,800            948,384
  Netgear, Inc.* .....................................            39,200            729,120
  Openwave Systems, Inc.*(a) .........................            77,500          1,271,000
  Priceline.com, Inc.*(a) ............................            27,583            643,511
  RSA Security, Inc.* ................................            49,900            572,852
  WebEx Communications, Inc.* ........................            43,900          1,159,399
                                                                               ------------
                                                                                 11,645,723
                                                                               ------------
MACHINERY & EQUIPMENT -- 2.3%
  Blount International, Inc. .........................            45,500            759,395
  JLG Industries, Inc. ...............................            97,800          2,687,544
  Manitowoc Company, Inc. ............................            16,100            660,422
  Middleby Corp.* ....................................            38,700          2,045,682
                                                                               ------------
                                                                                  6,153,043
                                                                               ------------
MEDICAL SUPPLIES & EQUIPMENT -- 9.0%
  Align Technology, Inc.* ...........................            124,400            916,828
  American Medical Systems Holdings, Inc.* ..........            153,400          3,167,710
  Andrx Corp. .......................................            103,000          2,091,930
  DJ Orthopedics, Inc.* .............................             16,000            438,880
  Haemonetics Corp.* ................................             75,600          3,072,384
  HealthTronics, Inc.* ..............................             28,000            363,720
  Hologic, Inc.*(a) .................................             23,800            946,050
  Icos Corp. ........................................             32,300            683,791
  Immucor, Inc.*(a) .................................             75,525          2,186,449
  Integra LifeSciences Holdings Corp.*(a) ...........             74,200          2,166,640
  Lifeline Systems, Inc. ............................              8,400            269,808
  Medicis Pharmaceutical Corp. (Class "A" Stock)(a) .             44,000          1,396,120
  Palomar Medical Technologies, Inc.* ...............             27,800            664,976
  Serologicals Corp.* ...............................            113,100          2,403,375
  SurModics, Inc.* ..................................             12,300            533,451
  Ventana Medical Systems, Inc.* ....................             76,300          3,069,549
  Zymogenetics, Inc.* ...............................             12,700            223,520
                                                                               ------------
                                                                                 24,595,181
                                                                               ------------
METALS & MINING -- 0.5%
  AK Steel Holding Corp.* ............................           131,400            842,274
  Quanex Corp. .......................................             7,400            392,274
                                                                               ------------
                                                                                  1,234,548
                                                                               ------------
OFFICE EQUIPMENT -- 0.2%
  Imagistics International, Inc. .....................            15,100            422,800
                                                                               ------------
OIL & GAS -- 7.1%
  Berry Petroleum Corp. ..............................             9,100            481,208
  Cabot Oil & Gas Corp. ..............................            47,850          1,660,395
  Cal Dive International, Inc.*(a) ...................            71,100          3,723,507
  Comstock Resources, Inc.* ..........................           127,300          3,219,417
  Frontier Oil Corp. .................................            53,400          1,567,290
  Giant Industries, Inc.* ............................             7,900            284,400
  Global Industries, Ltd.* ...........................            69,000            586,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B14

                 -----------------------------------------------
                 AST DEAM SMALL-CAP GROWTH PORTFOLIO (CONTINUED)
                 -----------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS
                                                                                  VALUE
(CONTINUED)                                                      SHARES          (NOTE 2)
                                                                --------       ------------
OIL & GAS (CONT'D.)
  KCS Energy, Inc.* ..................................           182,000       $  3,161,340
  Penn Virginia Corp. ................................            20,800            929,136
  Remington Oil & Gas Corp.* .........................            83,500          2,980,950
  St. Mary Land & Exploration Co. ....................            23,200            672,336
                                                                               ------------
                                                                                 19,266,479
                                                                               ------------
PHARMACEUTICALS -- 6.8%
  Connectics Corp* ...................................           127,100          2,242,044
  Enzon Pharmaceuticals, Inc.* .......................           180,500          1,169,640
  First Horizon Pharmaceutical Corporation* ..........           103,800          1,976,352
  Impax Laboratories, Inc.*(a) .......................            83,300          1,307,810
  KV Pharmaceutical Co.* .............................            23,500            393,625
  MGI Pharma, Inc. ...................................            37,900            824,704
  Noven Pharmaceuticals, Inc.* .......................            23,600            412,528
  Par Pharmaceutical Cos, Inc.* ......................            58,800          1,870,428
  Pharmion Corp. .....................................            53,600          1,244,056
  Priority Healthcare Corp.
     (Class "B" Stock)* ..............................            48,700          1,235,032
  Salix Pharmaceuticals Ltd.* ........................            98,600          1,741,276
  SFBC International, Inc.* ..........................            32,450          1,253,543
  United Therapeutics Corp.* .........................            51,300          2,472,660
  West Pharmaceutical Services, Inc.* ................            17,400            488,070
                                                                               ------------
                                                                                 18,631,768
                                                                               ------------
PRINTING & PUBLISHING -- 1.1%
  Bowne & Co., Inc. ..................................            37,800            546,588
  Consolidated Graphics, Inc.* .......................            20,800            848,016
  Playboy Enterprises, Inc.
     (Class "A" Stock) ...............................            76,600            991,204
  Reader's Digest Association, Inc. (The) ............            44,900            740,850
                                                                               ------------
                                                                                  3,126,658
                                                                               ------------
REAL ESTATE INVESTMENT TRUST -- 2.8%
  Alexander's, Inc. ..................................             2,600            646,750
  Alexandria Real Estate Equities, Inc. ..............            12,100            888,745
  Brookfield Homes Corp. .............................            13,300            606,480
  Capital Automotive .................................            27,000          1,030,590
  Cousins Properties, Inc. ...........................            26,100            772,038
  Jones Lang Lasalle, Inc.* ..........................            12,200            539,606
  Kilroy Realty Corp. ................................            16,300            774,087
  Tanger Factory Outlet Centers, Inc.* ...............             5,300            142,729
  Taubman Centers, Inc. ..............................            28,600            974,974
  Washington Real Estate Investment Trust ............            38,000          1,185,600
                                                                               ------------
                                                                                  7,561,599
                                                                               ------------
RESTAURANTS -- 1.7%
  CEC Entertainment, Inc.* ...........................            46,000          1,936,140
  CKE Restaurants, Inc.* .............................           154,400          2,149,248
  Jack in the Box, Inc.* .............................            14,700            557,424
                                                                               ------------
                                                                                  4,642,812
                                                                               ------------

RETAIL & MERCHANDISING -- 6.4%
  Aeropostale, Inc.* .................................            77,400          2,600,640
  Children's Place Retail Stores, Inc. (The)*(a) .....            18,800            877,396
  Genesco, Inc.* .....................................            34,500          1,279,605
  Guitar Center, Inc.* ...............................            40,300          2,352,311
  Gymboree Corp.* ....................................            23,800            325,108
  Hibbett Sporting Goods, Inc.* ......................            17,400            658,416
  Longs Drug Stores Corp. ............................            34,400          1,480,920
  Phillips-Van Heusen Corp. ..........................             8,200            268,058
  Pier 1 Imports, Inc.(a) ............................            61,400            871,266
  Select Comfort Corp.* ..............................            76,600          1,641,538
  Stein Mart Inc.* ...................................           118,700          2,611,400
  The Pantry, Inc.* ..................................            64,500          2,498,085
                                                                               ------------
                                                                                 17,464,743
                                                                               ------------
SEMICONDUCTORS -- 5.7%
  ADE Corp.* .........................................            51,900          1,455,795
  AMIS Holdings, Inc.* ...............................            49,200            656,328
  Cirrus Logic, Inc.* ................................           153,600            815,616
  Cypress Semiconductor Corp.* .......................            74,400            936,696
  Emulex Corp.* ......................................           122,900          2,244,154
  Fairchild Semiconductor International, Inc.* .......            31,700            467,575
  Formfactor, Inc.* ..................................             9,200            243,064
  Integrated Device Technology, Inc. .................           165,900          1,783,425
  Micrel, Inc.* ......................................           188,300          2,169,216
  Omnivision Technologies, Inc.*(a) ..................           102,100          1,387,539
  Photronics, Inc.* ..................................            75,900          1,771,506
  Silicon Image, Inc.* ...............................           165,400          1,697,004
                                                                               ------------
                                                                                 15,627,918
                                                                               ------------
TELECOMMUNICATIONS -- 5.5%
  Arbitron, Inc. .....................................            20,400            875,160
  Arris Group, Inc.* .................................           219,000          1,907,490
  Comtech Telecommunications Corp.* ..................            46,300          1,510,769
  Essex Corp. ........................................            23,500            537,680
  Golden Telecom, Inc.(a) ............................            85,400          2,620,072
  InterDigital Communications Corp.* .................           140,200          2,453,500
  Premiere Global Services, Inc.* ....................           214,500          2,421,705
  Symmetricon, Inc.* .................................           102,500          1,062,925
  UbiquiTel, Inc.* ...................................           187,000          1,525,920
                                                                               ------------
                                                                                 14,915,221
                                                                               ------------
TRANSPORTATION -- 1.6%
  HUB Group, Inc. (Class "A" Stock) ..................            31,700            794,085
  Knight Transportation, Inc. ........................           133,000          3,235,890
  Old Dominion Freight Line, Inc.* ...................            14,700            394,401
                                                                               ------------
                                                                                  4,424,376
                                                                               ------------
TOTAL LONG-TERM INVESTMENTS
  (cost $248,876,252) ................................                          267,338,316
                                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B15

                 -----------------------------------------------
                 AST DEAM SMALL-CAP GROWTH PORTFOLIO (CONTINUED)
                 -----------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                               PRINCIPAL
INTEREST            MATURITY                                    AMOUNT            VALUE
  RATE                DATE                                       (000)           (NOTE 2)
--------            --------                                   ---------       ------------
SHORT-TERM INVESTMENTS -- 6.7%
CORPORATE OBLIGATIONS -- 1.1%
Lehman Brothers(b)(c)
   3.497%           07/01/05                                      $1,146       $  1,145,991
Morgan Stanley(b)(c)
   3.507%           07/01/05                                       1,768          1,768,483
                                                                               ------------
                                                                                  2,914,474
                                                                               ------------
TIME DEPOSITS -- 0.5%
Credit Suisse First Boston(b)
   3.375%          07/01/05                                        1,321          1,321,280
Societe Generale NY(b)
   3.375%          07/01/05                                          101            101,341
                                                                               ------------
                                                                                  1,422,621
                                                                               ------------
U.S. TREASURY OBLIGATION -- 0.2%
U.S. Treasury Bills(k)(n)
    2.81%          07/28/05                                         630             628,718
                                                                               ------------

                                                                 SHARES
                                                                --------
NON-REGISTERED INVESTMENT COMPANY -- 4.9%
    BlackRock Institutional Money
        Market Trust(b)(j) ...........................        13,296,585         13,296,585
                                                                               ------------
TOTAL SHORT-TERM INVESTMENTS
    (cost $18,262,352) ...............................                           18,262,398
                                                                               ------------
TOTAL INVESTMENTS -- 104.6%
    (cost $267,138,604; Note 6) ......................                          285,600,714

LIABILITIES IN EXCESS OF OTHER ASSETS
   (INCLUDES CASH COLLATERAL FOR SECURITIES
   ON LOAN OF $17,633,680)(u) -- (4.6)% ..............                          (12,438,935)
                                                                               ------------
NET ASSETS -- 100.0% .................................                         $273,161,780
                                                                               ============

*    Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $17,028,497; cash collateral of $17,633,680 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

(c) Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.

(j)  Security available to institutional investors only.

(k) Security with an aggregate market value of $628,718 has been segregated with the custodian to cover margin requirements for the futures contracts at June 30, 2005.

(n)  Rates shown are the effective yields at purchase date.

(u) Liabilities in excess of other assets includes unrealized appreciation on futures contracts as follows:

 NUMBER
   OF                         EXPIRATION     VALUE AT       VALUE AT       UNREALIZED
CONTRACTS           TYPE        MONTH       TRADE DATE    JUNE 30, 2005   APPRECIATION
--------------------------------------------------------------------------------------
LONG POSITIONS:
20               Russell 2000   Sep 05       $6,411,230     $6,431,000       $19,770
                                                                             =======

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2005 were as follows:

INDUSTRY
--------
Medical Supplies & Equipment                                       9.0%
Computer Services & Software                                       7.8
Oil & Gas                                                          7.1
Pharmaceuticals                                                    6.8
Retail & Merchandising                                             6.4
Business Services                                                  6.3
Semiconductors                                                     5.7
Telecommunications                                                 5.5
Internet Services                                                  4.3
Financial-Bank & Trust                                             4.2
Healthcare Services                                                4.1
Consumer Products & Services                                       2.8
Real Estate Investment Trust                                       2.8
Electronic Components & Equipment                                  2.4
Aerospace                                                          2.3
Clothing & Apparel                                                 2.3
Machinery & Equipment                                              2.3
Entertainment & Leisure                                            2.1
Industrial Products                                                1.9
Restaurants                                                        1.7
Transportation                                                     1.6
Airlines                                                           1.1
Printing & Publishing                                              1.1
Containers & Packaging                                             1.0
Financial-Services                                                 1.0
Computer Hardware                                                  0.8
Insurance                                                          0.6
Chemicals                                                          0.5
Metals & Mining                                                    0.5
Advertising                                                        0.4
Automotive Parts                                                   0.4
Building Materials                                                 0.4
Broadcasting                                                       0.2
Financial-Consumer                                                 0.2
Office Equipment                                                   0.2
Environmental Services                                             0.1
Short-Term Investments                                             6.7
                                                                 -----
                                                                 104.6
Liabilities in excess of other assets                             (4.6)
                                                                 -----
                                                                 100.0%
                                                                 =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B16

                    -----------------------------------------
                    AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
                    -----------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

LONG-TERM INVESTMENTS -- 93.9%                                                    VALUE
COMMON STOCKS                                                    SHARES          (NOTE 2)
                                                                --------       ------------
ADVERTISING -- 1.0%
  Fastclick, Inc.* ..................................             37,900       $    344,890
  Lamar Advertising Co.* ............................             27,700          1,184,729
  Monster Worldwide, Inc.* ..........................             54,460          1,561,913
  Valueclick, Inc.* .................................             97,340          1,200,202
                                                                               ------------
                                                                                  4,291,734
                                                                               ------------
AEROSPACE -- 3.0%
  DRS Technologies, Inc.* ............................            78,411          4,020,916
  Innovative Solutions and Support, Inc.* ............           255,000          8,560,350
                                                                               ------------
                                                                                 12,581,266
                                                                               ------------
AUTOMOTIVE PARTS -- 9.4%
  Advance Auto Parts, Inc.* ..........................           497,900         32,139,445
  Commercial Vehicle Group, Inc.* ....................            82,100          1,457,275
  Monro Muffler Brake, Inc.* .........................           195,531          5,770,120
                                                                               ------------
                                                                                 39,366,840
                                                                               ------------
BIOTECHNOLOGY -- 0.2%
  Digene Corp.* ......................................            29,000            802,720
                                                                               ------------
BROADCASTING -- 0.2%
  SKY Perfect Communications, Inc. (Japan) ...........             1,256            944,450
                                                                               ------------
BUILDING MATERIALS -- 0.3%
  Simpson Manufacturing Co., Inc. ....................            44,820          1,369,251
                                                                               ------------
BUSINESS SERVICES -- 4.3%
  Arbitron, Inc. .....................................            16,400            703,560
  CoStar Group, Inc.* ................................            42,257          1,842,405
  Ctrip.com International Ltd., ADR (China)* .........            61,600          3,134,208
  Discovery Partners International* ..................           266,500            762,190
  Exponent, Inc.* ....................................            27,035            772,661
  Indus International, Inc.* .........................           116,000            285,360
  Infocrossing, Inc.* ................................           204,200          2,546,374
  Kenexa Corp.* ......................................           183,600          2,423,520
  NuCo2, Inc.* .......................................           161,600          4,148,272
  Onvia, Inc.* .......................................           166,100            818,873
  Visual Networks, Inc.* .............................           183,780            283,021
                                                                               ------------
                                                                                 17,720,444
                                                                               ------------
CABLE TELEVISION -- 6.6%
  Central European Media Enterprises
     Ltd. (Class "A" Stock)* .........................           513,588         24,847,387
  Lodgenet Entertainment Corp.* ......................            88,971          1,476,029
  Premiere AG (Germany)* .............................            28,200            976,015
                                                                               ------------
                                                                                 27,299,431
                                                                               ------------
CLOTHING & APPAREL -- 1.3%
  Carter's, Inc.* ....................................            66,900          3,905,622
  Celebrate Express, Inc.* ...........................           109,600          1,483,984
                                                                               ------------
                                                                                  5,389,606
                                                                               ------------
COMMERCIAL SERVICES -- 1.0%
  Cogent Communications Group* .......................           201,200          1,335,968
  Provide Commerce, Inc.* ............................            66,200          1,429,258
  TNS, Inc.* .........................................            46,800          1,093,716
  Websidestory, Inc.* ................................            29,600            433,936
                                                                               ------------
                                                                                  4,292,878
                                                                               ------------
COMPUTER HARDWARE -- 1.9%
  Komag, Inc.* .......................................            98,800          2,802,956
  Maxtor Corp.* ......................................           743,200          3,864,640
  Mobility Electronics, Inc.* ........................           123,500          1,130,025
                                                                               ------------
                                                                                  7,797,621
                                                                               ------------
COMPUTER NETWORKING -- 0.1%
  Xyratex Ltd. .......................................            14,300            221,793
                                                                               ------------
COMPUTER SERVICES & SOFTWARE -- 6.2%
  Altiris, Inc.* .....................................            61,368            900,882
  Bottomline Technology ..............................            51,300            767,961
  Business Objects SA, ADR (France)* .................            44,780          1,177,714
  Cognos, Inc.* (Canada) .............................            16,778            572,801
  Epicor Software Corp.* .............................           306,500          4,045,800
  FileNet Corp.* .....................................            72,856          1,831,600
  Fundtech Ltd.* .....................................            81,000            818,100
  Hummingbird Ltd. (Canada)* .........................            35,300            755,420
  Hyperion Solutions Corp.* ..........................            81,700          3,287,608
  Magma Design Automation, Inc.* .....................           163,240          1,364,686
  Motive, Inc.* ......................................           122,900          1,220,397
  NAVTEQ Corp.* ......................................            45,800          1,702,844
  Niku Corp.* ........................................           121,800          2,524,914
  Pervasive Software, Inc.* ..........................           186,744            791,048
  Quest Software, Inc.* ..............................           116,000          1,581,080
  SS&C Technologies, Inc. ............................            43,800          1,387,584
  SSA Global Technologies, Inc.* .....................            44,800            537,600
  SupportSoft, Inc.* .................................            84,200            436,998
                                                                               ------------
                                                                                 25,705,037
                                                                               ------------
CONSUMER PRODUCTS & SERVICES -- 0.8%
  1-800-Flowers.com, Inc.* ...........................           224,400          1,579,776
  Concorde Career Colleges, Inc.* ....................            50,900            694,785
  Prestige Brands Holdings, Inc.* ....................            47,200            920,400
                                                                               ------------
                                                                                  3,194,961
                                                                               ------------
DIVERSIFIED OPERATIONS -- 0.1%
  RHJ International(Belgium)* ........................            20,700            488,479
                                                                               ------------
EDUCATION -- 0.2%
  Educate, Inc.* .....................................            69,600            984,840
                                                                               ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.0%
  CEVA, Inc.* ........................................           129,978            761,671
  M-Systems Flash Disk Pioneers Ltd. (Israel)* .......            60,400          1,157,868
  PowerDsine Ltd.* (Israel) ..........................           220,600          2,208,206
  Sonic Solutions, Inc.* .............................           176,600          3,284,760
  Vicor Corp. ........................................            76,256          1,037,082
                                                                               ------------
                                                                                  8,449,587
                                                                               ------------
ENTERTAINMENT & LEISURE -- 1.7%
  Dolby Laboratories, Inc.
     (Class "A" Stock)* ..............................            89,800          1,980,988

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B17

              -----------------------------------------------------
              AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)
              -----------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS
                                                                                  VALUE
(CONTINUED)                                                      SHARES          (NOTE 2)
                                                                --------       ------------
ENTERTAINMENT & LEISURE (CONT'D.)
  JAMDAT Mobile, Inc.* ...............................             8,500       $    235,280
  Speedway Motorsports, Inc. .........................           103,200          3,772,992
  Winnebago Industries, Inc. .........................            30,100            985,775
                                                                               ------------
                                                                                  6,975,035
                                                                               ------------
FINANCIAL - CONSUMER -- 0.5%
  Advance America Cash Advance Centers, Inc. .........           118,300          1,892,800
                                                                               ------------
FINANCIAL - SERVICES -- 1.4%
  Affiliated Managers Group, Inc.* ...................            17,287          1,181,221
  QC Holdings, Inc.* .................................           230,400          3,326,976
  SFGC Co. Ltd.(Japan) ...............................             5,000          1,166,935
                                                                               ------------
                                                                                  5,675,132
                                                                               ------------
FOOD -- 0.1%
  B&G Foods Holding Corp. ............................            37,700            551,928
                                                                               ------------
HEALTHCARE SERVICES -- 1.2%
  Adeza Biomedical Corp.* ............................            16,700            283,566
  Magellan Health Services, Inc.* ....................            47,400          1,673,694
  Northfield Laboratories, Inc.* .....................            39,800            569,538
  United Surgical Partners International,
     Inc.* ...........................................            49,090          2,556,607
                                                                               ------------
                                                                                  5,083,405
                                                                               ------------
HOTELS & MOTELS -- 0.4%
  Orient-Express Hotels Ltd.
     (Bermuda) .......................................            52,793          1,671,954
                                                                               ------------
INDUSTRIAL PRODUCTS -- 0.4%
  Interline Brands, Inc.* ............................            48,200            954,360
  Roper Industries, Inc. .............................            11,300            806,481
                                                                               ------------
                                                                                  1,760,841
                                                                               ------------
INSURANCE -- 0.7%
  Endurance Specialty Holdings Ltd. ..................            18,400            695,888
  Mercury General Corp. ..............................            10,500            572,460
  Philadelphia Consolidated Holding
     Corp.* ..........................................            19,224          1,629,426
                                                                               ------------
                                                                                  2,897,774
                                                                               ------------
INTERNET SERVICES -- 2.0%
  Blackboard, Inc.* ..................................            65,000          1,554,800
  eCollege.com, Inc.* ................................            82,066            976,586
  Jupitermedia Corp.* ................................            29,200            500,196
  NIC, Inc.* .........................................           185,792            858,359
  Online Resources Corp.* ............................           270,659          3,061,153
  Online Resources Corp. (Germany)* ..................            61,000            689,910
  S1 Corp.* ..........................................           124,900            588,279
                                                                               ------------
                                                                                  8,229,283
                                                                               ------------
MEDICAL SUPPLIES & EQUIPMENT -- 6.2%
  ArthroCare Corp.* ..................................            30,800          1,076,152
  Cambridge Heart, Inc.* .............................           431,400            125,106
  Ciphergen Biosystems, Inc.* ........................           417,500            797,425
  Conceptus, Inc.* ...................................               800              4,520
  Cytyc Corp.* .......................................           128,148          2,826,945
  Digirad Corp.* .....................................            66,300            355,368
  Endologix, Inc.* ...................................            89,300            402,743
  Illumina, Inc.* ....................................           102,000          1,231,140
  Inamed Corp.* ......................................           119,630          8,011,621
  Incyte Genomics, Inc.* .............................           186,800          1,335,620
  Kyphon, Inc.* ......................................            72,574          2,524,850
  Neurometrix, Inc.* .................................             3,400             68,102
  Orthofix International NV* .........................           161,934          6,969,639
  Zoll Medical Corp.* ................................             6,200            157,790
                                                                               ------------
                                                                                 25,887,021
                                                                               ------------
PHARMACEUTICALS -- 9.4%
  Abgenix, Inc.* .....................................           410,600          3,522,948
  Acadia Pharmaceuticals, Inc.* ......................            14,900            125,160
  Acusphere, Inc.* ...................................           176,100            839,997
  Adaltis, Inc. (Canada)* ............................           142,200            360,955
  Alexion Pharmaceuticals, Inc.* .....................           220,804          5,087,324
  Amylin Pharmaceuticals, Inc.* ......................            25,000            523,250
  Auxilium Pharmaceuticals, Inc.* ....................           102,900            490,833
  Bioenvision, Inc.* .................................           131,300            955,864
  Biovail Corp.* .....................................            94,700          1,469,744
  Cubist Pharmaceuticals, Inc.* ......................           152,000          2,001,840
  CV Therapeutics, Inc.* .............................            51,300          1,150,146
  Dynavax Technologies Corp.* ........................           358,700          1,721,760
  Eyetech Pharmaceuticals, Inc.* .....................           173,600          2,194,304
  Genaera Corp.* .....................................           596,900          1,014,730
  Human Genome Sciences, Inc.* .......................           170,900          1,979,022
  I-Flow Corp.* ......................................            40,500            673,920
  Medicines Co. (The)* ...............................            34,700            811,633
  Nektar Therapeutics* ...............................            71,800          1,209,112
  Neurochem, Inc. (Canada)* ..........................           221,400          2,225,070
  Penwest Pharmaceuticals Co.* .......................           156,800          1,853,376
  Point Therapeutics, Inc.* ..........................           525,000          2,163,000
  Progenics Pharmaceuticals, Inc.* ...................           107,400          2,240,364
  Regeneron Pharmaceuticals, Inc.* ...................            95,200            798,728
  Spectrum Pharmaceuticals, Inc.* ....................           104,100            437,220
  Vical, Inc.* .......................................           292,700          1,428,376
  Vicuron Pharmaceuticals, Inc.* .....................            58,200          1,623,780
  Xenova Group PLC, ADR (United Kingdom)* ............            12,500              9,250
  YM Biosciences, Inc.* (Canada) .....................           121,900            301,467
                                                                               ------------
                                                                                 39,213,173
                                                                               ------------
REAL ESTATE INVESTMENT TRUST -- 1.2%
  First Potomac Realty Trust .........................            58,400          1,448,320
  Global Signal, Inc. ................................            14,800            557,220
  KKR Financial Corp.* ...............................            19,400            485,000
  U-Store-It Trust ...................................            21,900            417,195
  Wetherspoon, (J.D.) PLC (United Kingdom) ...........           425,816          2,025,762
                                                                               ------------
                                                                                  4,933,497
                                                                               ------------
RESTAURANTS -- 1.9%
  Applebee's International, Inc. .....................            32,100            850,329
  Buffalo Wild Wings, Inc.* ..........................            97,300          3,035,760
  Texas Roadhouse, Inc.
     (Class "A" Stock) ...............................           112,400          3,905,900
                                                                               ------------
                                                                                  7,791,989
                                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B18

              -----------------------------------------------------
              AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)
              -----------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS                                                                     VALUE
(CONTINUED)                                                      SHARES          (NOTE 2)
                                                                --------       ------------
RETAIL & MERCHANDISING -- 8.9%
  A.C. Moore Arts & Crafts, Inc.* ....................           125,400       $  3,963,894
  Blue Nile, Inc.* ...................................             4,000            130,760
  Cabela's Inc. (Class "A" Stock)* ...................            41,100            877,896
  Cache, Inc.* .......................................           172,600          2,868,612
  Citi Trends, Inc.* .................................            41,800            755,744
  Cost Plus, Inc.* ...................................            69,900          1,743,306
  Design Within Reach, Inc.* .........................            26,600            481,460
  Dick's Sporting Goods, Inc.* .......................           188,054          7,257,004
  Dsw, Inc.* .........................................            26,200            653,690
  Ecost.Com, Inc.* ...................................           116,123            474,943
  New York & Company, Inc.* ..........................           164,800          3,470,688
  PC Mall, Inc.* .....................................            96,200            421,837
  PETCO Animal Supplies, Inc.* .......................           474,100         13,900,612
  Submarino SA, ADR (Brazil)* ........................            17,500            260,851
                                                                               ------------
                                                                                 37,261,297
                                                                               ------------
SEMICONDUCTORS -- 6.0%
  Advanced Mirco Devices, Inc.* ......................            57,400            995,316
  ARM Holdings PLC, ADR (United Kingdom) .............           130,829            803,290
  Cabot Microelectronics Corp.* ......................            65,770          1,906,672
  Cirrus Logic, Inc.* ................................           322,300          1,711,413
  CSR PLC (United Kingdom)* ..........................           767,700          5,308,519
  Emcore Corp.* ......................................           303,800          1,254,694
  MEMC Electronic Materials, Inc.* ...................           257,500          4,060,775
  Microsemi Corp.* ...................................           143,300          2,694,040
  MKS Instruments, Inc.* .............................            51,600            871,524
  Sigmatel, Inc.* ....................................            83,400          1,431,144
  Ultratech Stepper, Inc.* ...........................           211,600          3,872,280
                                                                               ------------
                                                                                 24,909,667
                                                                               ------------
TELECOMMUNICATIONS -- 3.2%
  ADTRAN, Inc. .......................................           108,600          2,692,194
  Foundry Networks, Inc.* ............................            38,464            331,944
  Intrado, Inc.* .....................................            57,037            853,274
  Mastec, Inc.* ......................................           102,300            900,240
  Neustar, Inc. (Class "A" Stock)* ...................            19,800            506,880
  Orckit Communications Ltd. (Israel)* ...............            90,000          2,381,400
  RADVision Ltd. (Israel)* ...........................           221,010          2,937,223
  Sim Technology Ltd. (Hong Kong) ....................         6,640,000          1,221,876
  Time Warner Telecom, Inc.
     (Class "A" Stock)* ..............................           260,600          1,542,752
                                                                               ------------
                                                                                 13,367,783
                                                                               ------------
TRANSPORTATION -- 10.0%
  ABX Air, Inc.* .....................................         1,540,980         12,558,987
  CNF, Inc. ..........................................            60,800          2,729,920
  EGL, Inc.* .........................................           199,900          4,061,968
  Expeditors International of Washington, Inc. .......            59,996          2,988,401
  Forward Air Corp. ..................................           338,850          9,579,290
  Kuehne & Nagel International AG (Switzerland)* .....             6,050          1,283,331
  Landstar System, Inc.* .............................            25,600            771,072
  Overnite Corp. .....................................            29,700          1,276,506
  Quality Distribution, Inc.* ........................           465,200          4,117,020
  Ryder System, Inc. .................................            67,600          2,474,160
                                                                               ------------
                                                                                 41,840,655
                                                                               ------------
UTILITIES -- 0.1%
  Consolidated Water Co. Ltd. ........................            13,600            527,408
                                                                               ------------
TOTAL LONG-TERM INVESTMENTS
  (cost $329,458,316) ................................                          391,371,580
                                                                               ------------

                                                               PRINCIPAL
                                                                 AMOUNT
                                                                 (000)
                                                               ---------
SHORT-TERM INVESTMENT -- 8.8%
REPURCHASE AGREEMENTS
Greenwich Capital Markets, Inc. 2.85%, dated
  06/30/05, maturing 07/01/05, repurchase price
  $36,533,892 (Collateralized by U.S. Treasury
  Bonds, 8.50%, par value $24,997,000, market
  value $37,295,809, due 02/15/20) (cost $36,531,000)            $36,531         36,531,000
                                                                               ------------
TOTAL INVESTMENTS(o) -- 102.7%
  (cost $365,989,316; Note 6) ........................                          427,902,580

LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (2.7)% .............................                          (11,369,679)
                                                                               ------------
NET ASSETS -- 100.0% .................................                         $416,532,901
                                                                               ============

The following abbreviation is used in portfolio descriptions:

ADR  American Depositary Receipt

*    Non-income producing security.

(o) As of June 30, 2005, 5 securities representing $10,728,999 and 2.5% of the total market value were fair valued in accordance with the policies adopted by the Board of Trustees.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B19

              -----------------------------------------------------
              AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)
              -----------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2005 were as follows:

INDUSTRY
--------
Transportation                                                 10.0%
Automotive Parts                                                9.4
Pharmaceuticals                                                 9.4
Retail & Merchandising                                          8.9
Cable Television                                                6.6
Computer Services & Software                                    6.2
Medical Supplies & Equipment                                    6.2
Semiconductors                                                  6.0
Business Services                                               4.3
Telecommunications                                              3.2
Aerospace                                                       3.0
Electronic Components & Equipment                               2.0
Internet Services                                               2.0
Computer Hardware                                               1.9
Restaurants                                                     1.9
Entertainment & Leisure                                         1.7
Financial Services                                              1.4
Clothing & Apparel                                              1.3
Healthcare Services                                             1.2
Real Estate                                                     1.2
Advertising                                                     1.0
Commercial Services                                             1.0
Consumer Products & Services                                    0.8
Insurance                                                       0.7
Financial - Consumer,                                           0.5
Hotels & Motels                                                 0.4
Industrial Products                                             0.4
Building Materials                                              0.3
Biotechnology                                                   0.2
Broadcasting                                                    0.2
Education                                                       0.2
Computer Networking                                             0.1
Diversified Operations                                          0.1
Food                                                            0.1
Utilities                                                       0.1
Short-Term Investments                                          8.8
                                                              -----
                                                              102.7
Liabilities in excess of other assets                          (2.7)
                                                              -----
                                                              100.0%
                                                              =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B20

                   -------------------------------------------
                   AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
                   -------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

LONG-TERM INVESTMENTS -- 99.5%                                          VALUE
COMMON STOCKS                                            SHARES        (NOTE 2)
                                                       ----------    -------------
BASIC MATERIALS - CHEMICAL -- 3.2%
   Agrium, Inc. (Canada) .......................        142,927       $  2,802,798
   Albemarle Corp. .............................         52,857          1,927,695
   American Vanguard Corp. .....................            950             19,865
   Carlisle Cos., Inc. .........................          5,700            391,191
   Minerals Technologies, Inc. .................         28,094          1,730,590
   NuCo2, Inc.* ................................         27,122            696,222
   Penford Corp. ...............................         34,282            548,512
   Rohm & Haas Co. .............................         19,614            908,913
                                                                      ------------
                                                                         9,025,786
                                                                      ------------
BASIC MATERIALS - FOREST -- 1.7%
   Caraustar Industries, Inc.* .................        245,119          2,573,750
   Packaging Corp. of America ..................         30,043            632,405
   Universal Forest Products, Inc. .............         34,471          1,428,823
                                                                      ------------
                                                                         4,634,978
                                                                      ------------
BASIC MATERIALS - MINING -- 1.7%
   Commercial Metals Co. .......................         67,161          1,599,775
   Mueller Industries, Inc. ....................         72,119          1,954,425
   Oregon Steel Mills, Inc.* ...................         53,457            919,995
   Schnitzer Steel Industries, Inc.
      (Class "A" Stock).........................          9,832            233,018
                                                                      ------------
                                                                         4,707,213
                                                                      ------------
CONSUMER CYCLICALS - CONSTRUCTION -- 3.1%
   Beazer Homes USA, Inc.(a) ...................         28,408          1,623,517
   Champion Enterprises, Inc. ..................         22,087            219,545
   Comfort Systems USA, Inc.* ..................         73,233            481,873
   ElkCorp .....................................         27,066            772,734
   Jacuzzi Brands, Inc.* .......................        136,153          1,460,922
   Lennar Corp. (Class "A" Stock) ..............         20,818          1,320,902
   Lennox International, Inc. ..................         41,686            882,493
   Modtech Holdings, Inc.*(a) ..................         41,308            268,502
   Standard Pacific Corp. ......................          5,734            504,305
   Texas Industries, Inc. ......................         11,954            672,173
   Trex Co., Inc.* .............................          4,463            114,699
   WCI Communities, Inc.* ......................         10,554            338,045
                                                                      ------------
                                                                         8,659,710
                                                                      ------------
CONSUMER CYCLICALS - CONSUMER DURABLES -- 0.8%
   Mohawk Industries, Inc.* ....................          8,868            731,610
   Select Comfort Corp.* .......................         45,874            983,080
   Stanley Works ...............................          8,446            384,631
                                                                      ------------
                                                                         2,099,321
                                                                      ------------
CONSUMER CYCLICALS - HOTELS -- 0.2%
   Hilton Hotels Corp. .........................         19,800            472,230
                                                                      ------------
CONSUMER CYCLICALS - LEISURE & ENTERTAINMENT -- 1.8%
   Aztar Corp.*(a) .............................         52,994          1,815,045
   Callaway Golf Co. ...........................         28,807            444,492
   Fossil, Inc.* ...............................         37,447            850,047
   Harrah's Entertainment, Inc.* ...............          9,249            666,576
   K2, Inc.* ...................................        109,505          1,388,523
                                                                      ------------
                                                                         5,164,683
                                                                      ------------

CONSUMER CYCLICALS - MOTOR VEHICLE -- 3.8%
   American Axle & Manufacturing Holdings,
      Inc.(a) ..................................         43,847          1,108,014
   ArvinMeritor, Inc. ..........................         18,623            331,303
   Autoliv, Inc. ...............................         10,495            459,681
   Commercial Vehicle Group, Inc.* .............         67,228          1,193,297
   Lear Corp. ..................................          7,976            290,167
   LoJack Corp.* ...............................         58,291          1,023,590
   Methode Electronics, Inc. ...................         19,144            227,239
   Tenneco Automotive, Inc.* ...................         90,310          1,502,758
   Wabash National Corp. .......................        180,977          4,385,073
                                                                      ------------
                                                                        10,521,122
                                                                      ------------
CONSUMER CYCLICALS - RETAIL APPAREL -- 4.7%
   Aaron Rents, Inc. ...........................         94,963          2,363,629
   Big Lots, Inc.*(a) ..........................         51,936            687,632
   Brookstone, Inc.* ...........................         74,599          1,408,429
   Dress Barn, Inc.* ...........................         24,790            560,998
   Federated Department Stores,
      Inc.(a) ..................................         14,351          1,051,641
   Gymboree Corp.* .............................        112,507          1,536,845
   K-Swiss, Inc. (Class "A" Stock) .............         30,668            991,803
   Kellwood Co. ................................         28,233            759,468
   Penney, (J.C.) Co., Inc. ....................         16,296            856,844
   Ross Stores, Inc. ...........................         13,053            377,362
   Sharper Image Corp.* ........................         62,216            792,010
   Talbots, Inc. ...............................         11,825            383,958
   Tuesday Morning Corp.* ......................          7,482            235,833
   Zale Corp.* .................................         38,783          1,229,033
                                                                      ------------
                                                                        13,235,485
                                                                      ------------
CONSUMER STAPLES - FOOD & BEVERAGE -- 1.8%
   American Italian Pasta Co.
      (Class "A" Stock)(a) .....................         33,791            710,287
   Archer-Daniels-Midland Co. ..................         21,414            457,831
   Corn Products International, Inc. ...........         17,792            422,738
   Hain Celestial Group, Inc.* .................         35,007            682,637
   Pepsi Bottling Group, Inc. ..................          8,019            229,424
   Sensient Technologies Corp.(a) ..............         97,609          2,011,721
   Smithfield Foods, Inc.* .....................         20,700            564,489
                                                                      ------------
                                                                         5,079,127
                                                                      ------------
CONSUMER STAPLES - HOME PRODUCTS -- 2.4%
   Clorox Co. ..................................         12,904            719,011
   Elizabeth Arden, Inc.* ......................         99,717          2,332,381
   Helen of Troy Ltd. (Bermuda)* ...............         55,510          1,413,285
   Newell Rubbermaid, Inc.(a) ..................         33,000            786,720
   Oneida Ltd.*(a) .............................        100,041            250,102
   Playtex Products, Inc.* .....................        104,250          1,121,730
                                                                      ------------
                                                                         6,623,229
                                                                      ------------
CONSUMER STAPLES - RESTAURANTS -- 0.8%
   BUCA, Inc.* .................................        100,916            526,782
   California Pizza Kitchen, Inc.* .............         36,995          1,008,854
   Fox & Hound Restaurant Group* ...............         67,313            804,390
                                                                      ------------
                                                                         2,340,026
                                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B21

             -------------------------------------------------------
             AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (CONTINUED)
             -------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS
                                                                         VALUE
(CONTINUED)                                              SHARES         (NOTE 2)
                                                       ----------    -------------
CONSUMER STAPLES - TOBACCO -- 0.1%
   Reynolds, (R.J.) Tobacco Holdings,
      Inc. .....................................          5,119       $    403,377
                                                                      ------------
ENERGY - DIVERSIFIED ENERGY -- 0.9%
   Cleco Corp.* ................................         37,748            814,224
   CMS Energy Corp.*(a) ........................          8,000            120,480
   Western Gas Resources, Inc. .................         16,861            588,449
   Williams Cos., Inc. .........................         46,174            877,306
                                                                      ------------
                                                                         2,400,459
                                                                      ------------
ENERGY - ENERGY RESOURCES -- 3.4%
   EOG Resources, Inc.(a) ......................         35,541          2,018,729
   Noble Energy, Inc. ..........................          9,455            715,280
   Parallel Petroleum Corp.* ...................         58,476            517,512
   Range Resources Corp. .......................        132,391          3,561,318
   Whiting Petroleum Corp.* ....................         73,988          2,686,504
                                                                      ------------
                                                                         9,499,343
                                                                      ------------
ENERGY - OIL REFINING -- 0.9%
   Frontier Oil Corp. ..........................         88,073          2,584,943
                                                                      ------------
ENERGY - OIL SERVICES -- 1.1%
   BJ Services Co. .............................          9,691            508,584
   Hydril Co.* .................................         11,998            652,091
   Oil States International, Inc.* .............         21,124            531,691
   Petroleum Development Corp.* ................          9,912            315,697
   W-H Energy Services, Inc.* ..................         27,062            674,656
   Willbros Group, Inc. (Panama)* ..............         27,665            396,163
                                                                      ------------
                                                                         3,078,882
                                                                      ------------
FINANCIAL - BANK & TRUST -- 10.0%
   Alabama National Bancorp ....................         27,565          1,801,924
   Alliance Bankshares Corp.* ..................         18,912            288,408
   Bancorp Bank (The)* .........................         82,615          1,440,806
   Berkshire Hills Bancorp, Inc. ...............         21,545            717,879
   Brookline Bancorp, Inc.(a) ..................         77,646          1,262,524
   Cardinal Financial Corp.* ...................         76,990            722,936
   Central Pacific Financial Corp.* ............         38,794          1,381,067
   Citizens Banking Corp. ......................         78,115          2,360,635
   Commerce Bancshares, Inc. ...................          8,283            417,546
   First Niagara Financial Group, Inc. .........        166,311          2,424,814
   First Oak Brook Bancshares, Inc. ............         14,826            418,390
   FirstMerit Corp. ............................         29,453            769,018
   IBERIABANK Corp. ............................         21,799          1,343,036
   Interchange Financial Services
      Corp. ....................................         10,471            192,143
   KeyCorp .....................................         14,674            486,443
   M&T Bank Corp. ..............................          9,353            983,562
   Main Street Banks, Inc. .....................         36,532            930,105
   Millennium Bankshares Corp.* ................         53,048            379,293
   Northern Trust Corp. ........................         13,244            603,794
   PFF Bancorp, Inc. ...........................        101,918          3,087,096
   Placer Sierra Bancshares ....................         31,879            869,340
   Prosperity Bancshares, Inc. .................         16,494            471,893
   Signature Bank* .............................         33,182            809,641
   Southcoast Financial Corp.* .................         22,589            557,941
   Sterling Bancorp ............................         19,857            423,947
   Sun Bancorp, Inc.* ..........................          9,714            200,788
   Texas United Bancshares, Inc. ...............         21,273            387,169
   UMB Financial Corp. .........................            683             38,952
   United Community Banks, Inc. ................         39,134          1,018,267
   West Coast Bancorp ..........................          4,813            117,485
   Zions Bancorporation ........................         14,792          1,087,656
                                                                      ------------
                                                                        27,994,498
                                                                      ------------
FINANCIAL - BROKERAGE -- 0.8%
   Bear Stearns Cos., Inc. .....................          7,623            792,335
   Knight Trading Group, Inc.
      (Class "A" Stock)* .......................        132,787          1,011,837
   optionsXpress Holdings, Inc.* ...............         19,237            292,402
                                                                      ------------
                                                                         2,096,574
                                                                      ------------
FINANCIAL - SECURITIES/ASSET MANAGEMENT -- 0.7%
   Affiliated Managers Group, Inc.*(a) .........         28,568          1,952,051
                                                                      ------------
FINANCIAL - SERVICES -- 2.9%
   Accredited Home Lenders Holding Co.* ........         88,742          3,904,648
   American Capital Strategies Ltd. ............         14,078            508,356
   Apollo Investment Corp. .....................         65,933          1,215,145
   CIT Group, Inc. .............................         17,405            747,893
   Financial Federal Corp. .....................         43,940          1,697,842
                                                                      ------------
                                                                         8,073,884
                                                                      ------------
FINANCIAL - THRIFTS -- 1.7%
   Bankunited Financial Corp.* .................         63,690          1,722,178
   Fidelity Bankshares, Inc. ...................         58,391          1,548,529
   Irwin Financial Corp. .......................         33,750            748,912
   NetBank, Inc. ...............................         85,084            792,983
                                                                      ------------
                                                                         4,812,602
                                                                      ------------
HEALTH CARE - BIOTECHNOLOGY -- 0.6%
   MedImmune, Inc.* ............................         25,682            686,223
   Renovis, Inc.* ..............................         33,082            505,162
   United Therapeutics Corp.* ..................         11,401            549,528
                                                                      ------------
                                                                         1,740,913
                                                                      ------------
HEALTH CARE - DRUGS -- 0.9%
   Charles River Laboratories International,
      Inc.* ....................................         11,368            548,506
   IVAX Corp.* .................................         14,798            318,157
   Medarex, Inc.* ..............................         51,469            428,737
   PAREXEL International Corp.* ................         38,081            755,908
   Salix Pharmaceuticals Ltd.* .................         23,381            412,908
                                                                      ------------
                                                                         2,464,216
                                                                      ------------
HEALTH CARE - MEDICAL PRODUCTS -- 1.5%
   Abaxis, Inc.* ...............................         43,427            472,486
   Chattem, Inc.* ..............................          2,621            108,509
   Conceptus, Inc.* ............................        112,985            638,365
   NDCHealth Corp. .............................         56,731          1,019,456
   Prestige Brands Holdings, Inc.* .............         10,117            197,282
   PSS World Medical, Inc.* ....................         81,712          1,017,314
   Thermogenesis Corp.* ........................        147,356            640,999
                                                                      ------------
                                                                         4,094,411
                                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B22

             -------------------------------------------------------
             AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (CONTINUED)
             -------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS
                                                                        VALUE
(CONTINUED)                                              SHARES        (NOTE 2)
                                                       ----------    -------------
HEALTH CARE - MEDICAL PROVIDERS -- 0.7%
   Psychiatric Solutions, Inc.* ................          7,312       $    356,167
   Radiologix, Inc.* ...........................        214,543            911,808
   United Surgical Partners International,
      Inc.* ....................................          7,284            379,351
   Web MD Corp.* ...............................         34,314            352,405
                                                                      ------------
                                                                         1,999,731
                                                                      ------------
INDUSTRIALS - COMPONENTS -- 2.0%
   Actuant Corp. (Class "A" Stock)* ............         42,433          2,034,238
   American Standard Cos., Inc. ................         16,827            705,388
   Applied Industrial Technologies, Inc. .......         16,386            529,104
   Earle M. Jorgensen Co.* .....................        106,904            860,577
   Hughes Supply, Inc. .........................         47,026          1,321,431
   Lindsay Manufacturing Co. ...................          5,600            132,048
                                                                      ------------
                                                                         5,582,786
                                                                      ------------
INDUSTRIALS - DEFENSE/AEROSPACE -- 1.1%
   Alliant Techsystems, Inc.* ..................          8,100            571,860
   Ducommun, Inc.* .............................         45,561            770,437
   EDO Corp. ...................................         34,031          1,017,867
   Rockwell Collins, Inc.(a) ...................         15,324            730,648
                                                                      ------------
                                                                         3,090,812
                                                                      ------------
INDUSTRIALS - DIVERSIFIED -- 0.9%
   GrafTech International Ltd.* ................        354,019          1,522,282
   Lydall, Inc.* ...............................        111,147            958,087
                                                                      ------------
                                                                         2,480,369
                                                                      ------------
INDUSTRIALS - ELECTRICAL EQUIPMENT -- 1.6%
   Amphenol Corp. ..............................         10,634            427,168
   Anixter International, Inc. .................         20,418            758,937
   Baldor Electric Co. .........................         26,563            646,012
   Cooper Industries Ltd. (Class "A" Stock)
      (Bermuda) ................................          9,958            636,316
   CyberOptics Corp.* ..........................         39,622            515,086
   Franklin Electric Co., Inc. .................         24,800            958,520
   Kemet Corp.* ................................         31,896            200,945
   Xerox Corp.* ................................         16,500            227,535
                                                                      ------------
                                                                         4,370,519
                                                                      ------------
INDUSTRIALS - MACHINERY -- 0.6%
   MTS Systems Corp. ...........................          6,899            231,668
   Tennant Co. .................................          8,421            298,188
   Terex Corp.* ................................         22,423            883,466
   Zebra Technologies Corp.
       (Class "A" Stock) .......................          5,300            232,087
                                                                      ------------
                                                                         1,645,409
                                                                      ------------
INSURANCE - HEALTH INSURANCE -- 0.4%
   Health Net, Inc.*(a) ........................         28,223          1,076,990
                                                                      ------------
INSURANCE - LIFE INSURANCE -- 0.6%
   StanCorp Financial Group, Inc. ..............         15,022          1,150,385
   Torchmark Corp. .............................         11,985            625,617
                                                                      ------------
                                                                         1,776,002
                                                                      ------------
INSURANCE - PROPERTY INSURANCE -- 4.4%
   Ambac Financial Group, Inc. .................         11,656            813,123
   Aspen Insurance Holdings, Ltd.
      (Bermuda)* ...............................         26,001            716,588
   Donegal Group, Inc. .........................         24,024            479,519
   Everest Re Group Ltd. (Bermuda) .............          8,788            817,284
   National Atlantic Holdings Corp* ............         32,827            379,808
   Navigators Group, Inc.* .....................         20,970            724,933
   NYMAGIC, Inc. ...............................         18,132            423,382
   PartnerRe Ltd. (Bermuda) ....................         13,466            867,480
   PMI Group, Inc. (The) .......................          9,215            359,201
   ProAssurance Corp.* .........................         37,002          1,545,203
   Procentury Corp. ............................         81,226            814,697
   PXRE Group Ltd. (Bermuda) ...................         49,616          1,251,315
   RenaissanceRe Holdings Ltd. .................         19,642            967,172
   RLI Corp. ...................................         37,707          1,681,732
   Willis Group Holdings Ltd. (United
      Kingdom) .................................         16,750            548,060
                                                                      ------------
                                                                        12,389,497
                                                                      ------------
REAL ESTATE INVESTMENT TRUST - APARTMENT -- 1.2%
   American Campus Communities,
      Inc.* ....................................         10,335            234,398
   Apartment Investment & Management
      Co. (Class "A" Stock) ....................         21,418            876,424
   Equity Residential Properties Trust .........          6,200            228,284
   Gables Residential Trust ....................         13,088            565,794
   KKR Financial Corp.* ........................          7,846            196,150
   Post Properties, Inc. .......................         18,045            651,605
   Town & Country Trust* .......................         20,537            585,510
                                                                       -----------
                                                                         3,338,165
                                                                       -----------
REAL ESTATE INVESTMENT TRUST - HOTELS -- 0.4%
   LaSalle Hotel Properties ....................         37,848          1,241,793
                                                                       -----------
REAL ESTATE INVESTMENT TRUST - MORTGAGE -- 0.4%
   MFA Mortgage Investments, Inc. ..............        146,361          1,090,389
                                                                       -----------
REAL ESTATE INVESTMENT TRUST - OFFICE
   INDUSTRIAL -- 2.8%
   AmeriVest Properties, Inc. ..................         29,259            122,010
   Brandywine Realty Trust .....................         58,083          1,780,244
   Corporate Office Properties Trust ...........          8,258            243,198
   Lexington Corp. Properties Trust ............         60,149          1,462,222
   Parkway Properties, Inc. ....................         39,855          1,993,149
   Prentiss Properties Trust ...................         63,191          2,302,680
                                                                      ------------
                                                                         7,903,503
                                                                      ------------
REAL ESTATE INVESTMENT TRUST - OTHER REIT -- 5.1%
   Biomed Realty Trust, Inc. ...................         50,568          1,206,047
   Capital Automotive ..........................         59,104          2,256,000
   Commercial Net Lease Realty, Inc. ...........         88,056          1,802,506
   Correctional Properties Trust ...............         54,137          1,532,077
   Digital Realty Trust, Inc. ..................          8,362            145,332
   Entertainment Properties Trust ..............         21,655            996,130
   HealthCare Realty Trust, Inc. ...............          1,300             50,193
   Hersha Hospitality Trust ....................         27,339            260,814
   iStar Financial, Inc. .......................         31,624          1,315,242
   Omega Healthcare Investors, Inc. ............         71,763            922,872
   Plum Creek Timber Co., Inc. .................         21,765            790,069
   RAIT Investment Trust .......................         69,205          2,072,690

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B23

             -------------------------------------------------------
             AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (CONTINUED)
             -------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS
                                                                         VALUE
(CONTINUED)                                              SHARES        (NOTE 2)
                                                       ----------    -------------
REAL ESTATE INVESTMENT TRUST - OTHER REIT (CONT'D.)
   Spirit Finance Corp.* .......................        24,831        $    291,764
   U-Store-It Trust ............................        37,580             715,899
                                                                      ------------
                                                                        14,357,635
                                                                      ------------
REAL ESTATE INVESTMENT TRUST - RETAIL -- 0.9%
   Acadia Realty Trust .........................        41,796             779,495
   Agree Realty Corp. ..........................        33,193           1,004,088
   Developers Diversified Realty Corp. .........        16,381             752,871
                                                                      ------------
                                                                         2,536,454
                                                                      ------------
SERVICES - ENVIRONMENTAL -- 0.6%
   Republic Services, Inc. .....................        15,908             572,847
   TRC Cos., Inc.* .............................        21,128             248,043
   Waste Connections, Inc.* ....................        23,878             890,410
                                                                      ------------
                                                                         1,711,300
                                                                      ------------
SERVICES - INDUSTRIAL SERVICES -- 1.8%
   Infrasource Services, Inc.* .................        45,623             475,392
   ITT Educational Services, Inc.* .............        34,502           1,843,097
   LECG Corp.* .................................        26,585             565,197
   MAXIMUS, Inc. ...............................         6,494             229,173
   Medical Staffing Network Holdings,
      Inc.* ....................................        89,188             441,481
   PRG-Schultz International, Inc.* ............       127,893             360,658
   Resources Connection, Inc.*(a) ..............        15,955             370,635
   School Specialty, Inc.* .....................        16,541             769,156
                                                                      ------------
                                                                         5,054,789
                                                                      ------------
SERVICES - MEDIA -- 0.8%
   ADVO, Inc. ..................................        43,592           1,388,405
   Lamar Advertising Co.*(a) ...................        19,285             824,820
                                                                      ------------
                                                                         2,213,225
                                                                      ------------
SERVICES - PUBLISHING -- 0.7%
   Dow Jones & Co., Inc.(a) ....................        22,800             808,260
   Journal Register Co.* .......................        58,679           1,027,469
                                                                      ------------
                                                                         1,835,729
                                                                      ------------
SERVICES - TELEPHONE -- 2.7%
   Alamosa Holdings, Inc. ......................        40,344             560,782
   Alaska Communications Systems Group,
      Inc. .....................................        57,039             565,257
   Cincinnati Bell, Inc.* ......................       196,173             843,544
   Iowa Telecommunications Services,
      Inc. .....................................        26,515             497,156
   Powerwave Technologies, Inc.* ...............        41,483             423,956
   UbiquiTel, Inc.* ............................        22,328             182,196
   US Unwired, Inc.* ...........................        75,756             440,900
   Valor Communications Group, Inc. ............        39,739             548,398
   West Corp.* .................................        88,273           3,389,683
                                                                      ------------
                                                                         7,451,872
                                                                      ------------
TECHNOLOGY - COMPUTER HARDWARE -- 2.5%
   CDW Corp. ...................................        10,269             586,257
   Ditech Communications Corp.* ................       110,949             720,059
   Hutchinson Technology, Inc.*(a) .............        34,782           1,339,455
   Imation Corp. ...............................        21,569             836,662
   Ingram Micro, Inc. (Class "A" Stock)* .......         1,000              15,660
   Insight Enterprises, Inc.* ..................       104,472           2,108,245
   Mobility Electronics, Inc.* .................        85,428             781,666
   PalmOne, Inc.* ..............................        18,530             551,638
                                                                      ------------
                                                                         6,939,642
                                                                      ------------
TECHNOLOGY - COMPUTER SOFTWARE -- 2.4%
   Activision, Inc.* ...........................         42,299            698,779
   Atari, Inc.* ................................        505,612          1,405,601
   Citadel Security Software, Inc.*(a) .........        149,521            112,141
   E. piphany, Inc.* ...........................         30,653            106,672
   Hyperion Solutions Corp.* ...................         14,620            588,309
   McDATA Corp. (Class "A" Stock)* .............        156,691            626,764
   Take-Two Interactive Software,
      Inc.*(a) .................................         59,628          1,517,533
   Ultimate Software Group, Inc. (The)* ........         54,800            898,720
   Viisage Technology, Inc.* ...................        137,170            614,522
                                                                      ------------
                                                                         6,569,041
                                                                      ------------
TECHNOLOGY - INFORMATION SERVICES -- 2.0%
   BearingPoint, Inc.* .........................        149,080          1,092,756
   Black Box Corp. .............................          6,467            228,932
   Lionbridge Technologies, Inc.* ..............        381,439          2,586,156
   MTC Technologies, Inc.* .....................         42,038          1,548,260
   SYNNEX Corp.* ...............................          3,130             54,806
                                                                      ------------
                                                                         5,510,910
                                                                      ------------
TECHNOLOGY - INTERNET -- 0.5%
   Autobytel, Inc.* ............................        204,920            989,764
   Avocent Corp.* ..............................         11,000            287,540
                                                                      ------------
                                                                         1,277,304
                                                                      ------------
TECHNOLOGY - SEMICONDUCTORS -- 1.8%
   Fairchild Semiconductor International,
      Inc.* ....................................         35,343            521,309
   Freescale Semiconductor, Inc.
      (Class "A" Stock)*(a) ....................         10,500            220,605
   Integrated Device Technology, Inc. ..........        151,818          1,632,044
   Power Integrations, Inc. ....................          4,640            100,085
   Skyworks Solutions, Inc.* ...................         42,837            315,709
   Tessera Technologies, Inc.* .................         70,835          2,366,597
                                                                      ------------
                                                                         5,156,349
                                                                      ------------
TECHNOLOGY - SUPPLY CHAIN -- 0.6%
   ScanSource, Inc.* ...........................         22,724            975,768
   Tech Data Corp.* ............................         18,472            676,260
                                                                      ------------
                                                                         1,652,028
                                                                      ------------
TRANSPORTATION - AIRLINES -- 0.7%
   AirTran Holdings, Inc.*(a) ..................        161,417          1,489,879
   Frontier Airlines, Inc.* ....................         34,604            357,459
                                                                      ------------
                                                                         1,847,338
                                                                      ------------
TRANSPORTATION - TRUCK FREIGHT -- 1.6%
   Dryships, Inc.* .............................         10,062            166,124
   Forward Air Corp. ...........................         16,129            455,967
   Heartland Express, Inc. .....................         45,486            883,793
   Landstar System, Inc.* ......................          5,300            159,636

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B24

             -------------------------------------------------------
             AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (CONTINUED)
             -------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS
                                                                         VALUE
(CONTINUED)                                              SHARES        (NOTE 2)
                                                       ----------    -------------
TRANSPORTATION - TRUCK FREIGHT (CONT'D.)
   OMI Corp. ...................................         53,257       $  1,012,415
   SCS Transportation, Inc.* ...................         70,020          1,246,356
   Teekay Shipping Corp. .......................          9,641            423,240
   Yellow Roadway Corp.* .......................          4,962            252,070
                                                                      ------------
                                                                         4,599,601
                                                                      ------------
UTILITIES - ELECTRICAL UTILITIES -- 4.4%
   Avista Corp. ................................         26,099            485,180
   Central Vermont Public Service
      Corp. ....................................          9,912            183,372
   Cinergy Corp. ...............................          6,579            294,871
   Edison International* .......................         14,232            577,108
   El Paso Electric Co.* .......................        135,596          2,772,938
   Entergy Corp. ...............................         15,049          1,136,952
   FirstEnergy Corp. ...........................         13,677            658,000
   MGE Energy, Inc. ............................          7,350            267,393
   PG&E Corp. ..................................         26,981          1,012,867
   Pinnacle West Capital Corp. .................          1,600             71,120
   PNM Resources, Inc. .........................          7,900            227,599
   PPL Corp. ...................................         30,429          1,806,874
   Public Service Enterprise Group,
      Inc. .....................................          2,000            121,640
   Sierra Pacific Resources*(a) ................         30,249            376,600
   Southern Union Co.* .........................         34,218            840,041
   Westar Energy, Inc. .........................         39,102            939,621
   Wisconsin Energy Corp. ......................          9,983            389,337
                                                                      ------------
                                                                        12,161,513
                                                                      ------------
UTILITIES - GAS UTILITIES -- 1.8%
   AGL Resources, Inc. .........................         36,465          1,409,372
   Atmos Energy Corp. ..........................          1,248             35,942
   Energen Corp. ...............................          3,700            129,685
   Northwest Natural Gas Co. ...................         53,900          2,061,136
   South Jersey Industries, Inc. ...............         12,271            750,004
   Southwest Gas Corp.* ........................         25,741            656,653
                                                                      ------------
                                                                         5,042,792
                                                                      ------------
TOTAL LONG-TERM INVESTMENTS
   (cost $233,206,800) .........................                       277,662,550
                                                                      ------------

                                            PRINCIPAL
INTEREST             MATURITY                AMOUNT
  RATE                 DATE                   (000)
--------             --------              ----------
SHORT-TERM INVESTMENTS -- 7.1%
CERTIFICATE OF DEPOSIT -- 0.3%
Barclays Bank PLC(b)
   3.19%             07/08/05                $  943                        943,263
                                                                      ------------
COMMERCIAL PAPER -- 0.8%
HBOS Treasury Services(b)
   3.093%            07/11/05                   603                        601,494
Skandinaviska Enskilda Banken(b)(c)
   3.21%             07/17/05                 1,689                      1,689,474
                                                                      ------------
                                                                         2,290,968
                                                                      ------------
CORPORATE OBLIGATIONS -- 2.0%
Lehman Brothers(b)(c)
   3.497%            07/01/05                   120                        119,933
Morgan Stanley(b)(c)
   3.507%            07/01/05                 3,621                      3,620,913
Natexis Banque NY(b)(c)
   3.487%            07/01/05                   969                        969,236
Sedna Finance Corp.(b)(c)
   3.19%             07/15/05                   956                        956,139
                                                                      ------------
                                                                         5,666,221
                                                                      ------------
TIME DEPOSITS -- 0.3%
Credit Suisse First Boston(b)
   3.375%            07/01/05                   479                        479,464
Societe Generale NY(b)
   3.375%            07/01/05                   330                        330,107
                                                                      ------------
                                                                           809,571
                                                                      ------------
                                                         SHARES
                                                      ------------
NON-REGISTERED INVESTMENT COMPANY -- 3.7%
   BlackRock Institutional Money
      Market Trust(b)(j) ........................       10,308,788      10,308,788
                                                                      ------------
TOTAL SHORT-TERM INVESTMENTS
   (cost $20,018,811) ...........................                       20,018,811
                                                                      ------------
TOTAL INVESTMENTS -- 106.6%
   (cost $253,225,611; Note 6) ..................                      297,681,361

LIABILITIES IN EXCESS OF OTHER ASSETS
   (INCLUDES CASH COLLATERAL FOR SECURITIES
   ON LOAN OF $20,018,811) -- (6.6)% ............                      (18,459,624)
                                                                      ------------
NET ASSETS -- 100.0% .............................                    $279,221,737
                                                                      ============

*    Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $19,108,793; cash collateral of $20,018,811 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

(c) Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.

(j)  Security available to institutional investors only.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B25

             -------------------------------------------------------
             AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (CONITNUED)
             -------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2005 were as follows:

INDUSTRY
--------
Financial - Bank & Trusts                                         10.0%
Real Estate Investment Trust - Other REIT                          5.1
Consumer Cyclicals - Retail Apparel                                4.7
Insurance - Property Insurance                                     4.4
Utilities - Electrical Utilities                                   4.4
Consumer Cyclicals - Motor Vehicle                                 3.8
Energy - Energy Resources                                          3.4
Basic Materials - Chemical                                         3.2
Consumer Cyclicals - Construction                                  3.1
Financial Services                                                 2.9
Real Estate Investment Trust - Office Industrial                   2.8
Services - Telephone                                               2.7
Technology - Computer Hardware                                     2.5
Consumer Staples - Home Products                                   2.4
Technology - Computer Software                                     2.4
Industrials - Components                                           2.0
Technology - Information Services                                  2.0
Consumer Cyclicals - Leisure & Entertainment                       1.8
Consumer Staples - Food & Beverage                                 1.8
Services - Industrial Services                                     1.8
Technology - Semiconductor                                         1.8
Utilities - Gas Utilities                                          1.8
Basic Materials - Forest                                           1.7
Basic Materials - Mining                                           1.7
Financial - Thrifts                                                1.7
Industrials - Electrical Equipment                                 1.6
Transportation - Truck Freight                                     1.6
Health Care - Medical Products                                     1.5
Real Estate Investment Trust - Apartment                           1.2
Energy - Oil Services                                              1.1
Industrials - Defense/Aerospace                                    1.1
Energy - Diversified Energy                                        0.9
Energy - Oil Refining                                              0.9
Health Care - Drugs                                                0.9
Industrials - Diversified                                          0.9
Real Estate Investment Trust - Retail                              0.9
Consumer Cyclicals - Consumer Durables                             0.8
Consumer Staples - Restaurants                                     0.8
Financial - Brokerage                                              0.8
Services - Media                                                   0.8
Financial - Securities/Asset Management                            0.7
Health Care - Medical Providers                                    0.7
Services - Publishing                                              0.7
Transportation - Airlines                                          0.7
Health Care - Biotechnology                                        0.6
Industrials - Machinery                                            0.6
Insurance - Life Insurance                                         0.6
Services - Environmental                                           0.6
Technology - Supply Chain                                          0.6
Technology - Internet                                              0.5
Insurance - Health Insurance                                       0.4
Real Estate Investment Trust - Hotels                              0.4
Real Estate Investment Trust - Mortgage                            0.4
Consumer Cyclicals - Hotels                                        0.2
Consumer Staples - Tobacco                                         0.1
Short-Term Investments                                             7.1
                                                                 -----
                                                                 106.6
Liabilities in excess of other assets                             (6.6)
                                                                 -----
                                                                 100.0%
                                                                 =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B26

                          -----------------------------
                          AST SMALL-CAP VALUE PORTFOLIO
                          -----------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

LONG-TERM INVESTMENTS -- 98.5%                                          VALUE
COMMON STOCKS -- 98.5%                                   SHARES        (NOTE 2)
                                                       ----------    -------------
ADVERTISING -- 0.5%
   ADVO, Inc. ..................................         70,850       $  2,256,572
   R.H. Donnelley Corp.* .......................         38,620          2,393,668
                                                                      ------------
                                                                         4,650,240
                                                                      ------------
AEROSPACE -- 1.4%
   AAR Corp. ...................................         39,100            614,261
   CPI Aerostructures, Inc.* ...................         60,820            547,380
   Curtiss-Wright Corp. (Class "B" Stock) ......         68,735          3,708,253
   DRS Technologies, Inc.* .....................         25,200          1,292,256
   Esterline Technologies Corp. ................         43,200          1,731,456
   Heico Corp. .................................         19,700            461,177
   Kaman Corp. (Class "A" Stock) ...............         72,600          1,309,704
   Moog, Inc. (Class "A" Stock) ................        103,050          3,245,045
   Orbital Sciences Corp.* .....................         46,800            463,320
   Triumph Group, Inc.* ........................         22,300            775,148
                                                                      ------------
                                                                        14,148,000
                                                                      ------------
AIRLINES -- 0.5%
   Alaska Air Group, Inc. ......................         23,500            699,125
   Continental Airlines, Inc.
      (Class"B" Stock) .........................         52,800            701,184
   ExpressJet Holdings, Inc.* ..................        154,400          1,313,944
   SkyWest, Inc. ...............................        124,300          2,259,774
                                                                      ------------
                                                                         4,974,027
                                                                      ------------
AUTOMOTIVE PARTS -- 1.6%
   Aftermarket Technology Corp. ................        174,690          3,044,847
   American Axle & Manufacturing
      Holdings, Inc.(a) ........................         37,500            947,625
   Asbury Automative Group, Inc. ...............        145,100          2,235,991
   Cooper Tire & Rubber Co.(a) .................         60,070          1,115,500
   CSK Auto Corp.* .............................        139,040          2,319,187
   Hayes Lemmerz International, Inc.* ..........         81,800            582,416
   Keystone Automotive Industries, Inc.* .......         17,800            440,194
   Sonic Automotive, Inc. ......................         14,100            299,766
   Superior Industries
      International, Inc.(a) ...................         23,400            554,580
   Tenneco Automotive, Inc.* ...................        196,210          3,264,934
   Visteon Corp. ...............................         70,300            423,909
   Wabash National Corp. .......................         28,174            682,656
                                                                      ------------
                                                                        15,911,605
                                                                      ------------
BIOTECHNOLOGY -- 0.2%
   Cell Genesys, Inc.*(a) ......................         17,500             93,625
   Cytokinetics, Inc.* .........................         54,200            376,690
   Genelab Technologies, Inc.*(a) ..............        277,300            138,650
   Human Genome Sciences, Inc.* ................         20,500            237,390
   Telik, Inc.* ................................         46,100            749,586
                                                                      ------------
                                                                         1,595,941
                                                                      ------------
BROADCASTING -- 0.7%
   4Kids Entertainment, Inc.* ..................          5,800            115,304
   Belo Corp. (Class "A" Stock) ................         47,320          1,134,260
   Gray Television, Inc. .......................         63,341            763,893
   Liberty Corp. (The) .........................         37,560          1,382,584
   Media General, Inc. (Class "A" Stock)                 12,590            815,328
   Radio One, Inc. (Class "D" Stock)* ..........        195,000          2,490,150
   Saga Communications, Inc.
      (Class "A" Stock) ........................         24,200            338,800
   Sinclair Broadcasting Group, Inc.
      (Class "A" Stock) ........................         14,500            131,660
                                                                      ------------
                                                                         7,171,979
                                                                      ------------
BUILDING MATERIALS -- 1.2%
   Ameron International Corp. ..................         17,800            665,720
   Apogee Enterprises, Inc. ....................         59,800            919,126
   Eagle Materials, Inc. .......................         19,100          1,768,469
   Genlyte Group, Inc. .........................         15,700            765,218
   Integrated Electrical Services, Inc.(a)              109,590            213,700
   NCI Building Systems, Inc. ..................         39,000          1,279,200
   Texas Industries, Inc. ......................         39,700          2,232,331
   USG Corp.*(a) ...............................         42,500          1,806,250
   York International Corp. ....................         62,346          2,369,148
                                                                      ------------
                                                                        12,019,162
                                                                      ------------
BUSINESS SERVICES -- 1.7%
   Angelica Corp. ..............................         90,800          2,225,508
   BearingPoint, Inc.* .........................        114,800            841,484
   Century Business Services, Inc.* ............         71,800            290,790
   Clark, Inc. .................................         19,100            273,703
   CRA International, Inc.* ....................         10,500            565,425
   Harland, (John H.) Co. ......................         74,300          2,823,400
   Informatica Corp. ...........................         80,238            673,197
   InfoUSA, Inc. ...............................         12,500            146,250
   Labor Ready, Inc.* ..........................         25,300            589,743
   MAXIMUS, Inc. ...............................          8,900            314,081
   Mobile Mini, Inc.* ..........................         15,730            542,370
   MPS Group, Inc.* ............................        139,400          1,313,148
   Navigant International, Inc.* ...............         51,800            760,942
   PAREXEL International Corp.* ................         92,350          1,833,148
   Safeguard Scientifics, Inc.* ................          4,600              5,888
   Spherion Corp.* .............................        122,800            810,480
   TeleTech Holdings, Inc.* ....................         95,600            779,140
   UniFirst Corp. ..............................         29,800          1,208,092
   Viad Corp. ..................................          9,800            277,732
                                                                      ------------
                                                                        16,274,521
                                                                      ------------
CABLE TELEVISION -- 0.3%
   Charter Communications, Inc.
      (Class "A" Stock)*(a) ....................        336,700            397,306
   Insight Communications Co., Inc.
      (Class "A" Stock) ........................         62,300            688,415
   Lodgenet Entertainment Corp.* ...............         96,000          1,592,640
   Mediacom Communications Corp.
      (Class "A" Stock) ........................         65,400            449,298
                                                                      ------------
                                                                         3,127,659
                                                                      ------------
CHEMICALS -- 2.8%
   Airgas, Inc. ................................         50,030          1,234,240
   Arch Chemicals, Inc. ........................         60,020          1,498,099
   Cytec Industries, Inc. ......................         30,230          1,203,154
   FMC Corp.(a) ................................        108,990          6,118,699
   Fuller, (H.B.) Co. ..........................         69,400          2,363,764
   Georgia Gulf Corp. ..........................         82,080          2,548,584

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B27

                    -----------------------------------------
                    AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)
                    -----------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

LONG-TERM INVESTMENTS -- 98.5%
COMMON STOCKS
                                                                        VALUE
(CONTINUED)                                              SHARES       (NOTE 2)
                                                       ----------    -------------
CHEMICALS (CONT'D.)
   Grace, (W.R.) & Co.* ........................        141,700       $  1,103,843
   Hercules, Inc.* .............................        171,200          2,422,480
   Minerals Technologies, Inc. .................         26,700          1,644,720
   NewMarket Corp. .............................         49,300            729,147
   Olin Corp. ..................................         85,620          1,561,709
   PolyOne Corp.* ..............................        381,500          2,525,530
   Schulman, (A.), Inc. ........................            500              8,945
   Sensient Technologies Corp.(a) ..............         14,100            290,601
   Terra Industries, Inc.* .....................         69,200            471,252
   Valhi, Inc. .................................         23,100            404,250
   Wellman, Inc. ...............................         88,400            900,796
                                                                      ------------
                                                                        27,029,813
                                                                      ------------
CLOTHING & APPAREL -- 1.3%
   Brown Shoe Co., Inc. ........................         33,400          1,307,610
   Burlington Coat Factory
      Warehouse Corp. ..........................         56,600          2,413,424
   Kellwood Co. ................................         87,370          2,350,253
   Kenneth Cole Productions, Inc.
      (Class "A" Stock) ........................         28,700            893,144
   Quiksilver, Inc.* ...........................         80,600          1,287,988
   Reebok International Ltd.(a) ................         37,720          1,577,827
   Too, Inc.* ..................................        103,170          2,411,083
   Warnaco Group, Inc. (The)*(a) ...............         36,820            856,065
                                                                      ------------
                                                                        13,097,394
                                                                      ------------
COMMERCIAL SERVICES -- 0.3%
   Arbitron, Inc. ..............................          8,600            368,940
   Bell Microproducts, Inc. ....................          7,900             74,260
   NCO Group, Inc. .............................         17,300            374,199
   Quanta Services, Inc.* ......................        113,590            999,592
   Source Interlink Cos., Inc.* ................         91,900          1,136,803
   StarTek, Inc. ...............................         11,000            180,620
   Vertrue, Inc.* ..............................          6,900            268,824
                                                                      ------------
                                                                         3,403,238
                                                                      ------------
COMPUTER HARDWARE -- 0.8%
   Gateway, Inc.*(a) ...........................        112,000            369,600
   Hutchinson Technology, Inc.*(a) .............         48,500          1,867,735
   Imation Corp. ...............................         21,600            837,864
   Insight Enterprises, Inc.* ..................         30,300            611,454
   Komag, Inc.* ................................         28,900            819,893
   Maxtor Corp.* ...............................         85,900            446,680
   MTS Systems Corp. ...........................         23,000            772,340
   PalmOne, Inc.* ..............................         52,400          1,559,948
   Quantum Corp. ...............................        182,200            541,134
   StorageNetworks, Inc. (cost $0;
      purchased 11/04/03)(g) ...................        300,000                 --
                                                                      ------------
                                                                         7,826,648
                                                                      ------------
COMPUTER SERVICES & SOFTWARE -- 2.8%
   Agilysys, Inc. ..............................         85,500          1,342,350
   Anteon International Corp.(a) ...............         13,220            603,096
   BISYS Group, Inc. (The) .....................        141,210          2,109,677
   Black Box Corp. .............................         31,400          1,111,560
   Brocade Communications
      Systems, Inc.* ...........................        340,300          1,320,364
   CACI International, Inc.
      (Class "A" Stock)* .......................         24,350          1,537,946
   Ciber, Inc.* ................................         74,300            592,914
   Covansys Corp.* .............................         25,900            332,815
   E. piphany, Inc.* ...........................         28,600             99,528
   FileNet Corp.* ..............................         28,320            711,965
   Gartner, Inc. (Class "A" Stock)* ............         79,000            838,980
   Inter-Tel, Inc. .............................         59,300          1,103,573
   Intergraph Corp.(a) .........................         12,900            444,534
   Magma Design Automation, Inc.* ..............         10,400             86,944
   Mantech International Corp.
      (Class "A" Stock)* .......................         24,500            760,480
   McDATA Corp. (Class "A" Stock)* .............        141,500            566,000
   NetIQ Corp.* ................................         91,630          1,040,001
   Parametric Technology Corp.* ................        566,510          3,614,334
   Performance Technologies, Inc.* .............          8,510             47,060
   Perot Systems Corp.
      (Class "A" Stock)* .......................        108,100          1,537,182
   Pomeroy IT Solutions, Inc.* .................         62,690            635,050
   Progress Software Corp.* ....................         36,500          1,100,475
   Radisys Corp.* ..............................         25,800            416,670
   Redback Networks, Inc.* .....................         38,700            246,906
   SafeNet, Inc.* ..............................         30,300          1,032,018
   Silicon Graphics, Inc.*(a) ..................        262,300            186,233
   Sybase, Inc. ................................         71,240          1,307,254
   Sykes Enterprises, Inc.* ....................         45,600            432,288
   SYNNEX Corp.* ...............................          7,200            126,072
   Systemax, Inc.* .............................         57,900            389,088
   Talx Corp. ..................................         16,400            474,124
   THQ, Inc.(a) ................................         25,250            739,068
   Tyler Technologies, Inc. ....................         51,300            387,828
   Verity, Inc. ................................         53,490            469,107
                                                                      ------------
                                                                        27,743,484
                                                                      ------------
CONGLOMERATES -- 0.3%
   Griffon Corp.* ..............................        141,120          3,132,864
                                                                      ------------
CONSTRUCTION -- 1.5%
   Beazer Homes USA, Inc.(a) ...................         14,100            805,815
   Building Materials Holding Corp. ............         19,700          1,365,013
   Dycom Industries, Inc. ......................          6,800            134,708
   Granite Construction, Inc. ..................         22,970            645,457
   Insituform Technologies, Inc.
      (Class "A" Stock)* .......................         64,110          1,027,683
   Levitt Corp. (Class "A" Stock) ..............         36,600          1,095,072
   Meritage Homes Corp.* .......................         21,800          1,733,100
   Technical Olympic USA, Inc. .................         87,000          2,112,360
   URS Corp.* ..................................         30,800          1,150,380
   Washington Group International, Inc.* .......         40,200          2,055,024
   WCI Communities, Inc.*(a) ...................         90,800          2,908,324
                                                                      ------------
                                                                        15,032,936
                                                                      ------------
CONSUMER PRODUCTS & SERVICES -- 3.3%
   Aaron Rents, Inc. ...........................         83,300          2,073,337
   American Greetings Corp.
      (Class "A" Stock) ........................         92,470          2,450,455
   Applica, Inc. ...............................         35,600            114,988

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B28

                    -----------------------------------------
                    AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)
                    -----------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS
                                                                         VALUE
(CONTINUED)                                              SHARES         (NOTE 2)
                                                       ----------    -------------
CONSUMER PRODUCTS & SERVICES (CONT'D.)
   AptarGroup, Inc. ............................         38,950       $  1,978,660
   Aviall, Inc. ................................        118,130          3,731,727
   Department 56, Inc.* ........................         12,400            127,100
   Dollar Thrifty Automotive Group, Inc.*                59,400          2,256,012
   Electro Rent Corp.* .........................         22,073            320,941
   Interpool, Inc. .............................         30,400            649,952
   Jacuzzi Brands, Inc.* .......................        129,500          1,389,535
   Jakks Pacific, Inc. .........................        161,050          3,093,770
   K2, Inc.* ...................................         48,600            616,248
   National Presto Industries, Inc. ............         14,970            659,728
   Regis Corp. .................................         57,760          2,257,261
   Rent-Way, Inc.* .............................         86,700            853,128
   Spectrum Brands, Inc.* ......................         61,700          2,036,100
   Steinway Musical Instruments, Inc.* .........         29,800            874,928
   Tupperware Corp. ............................         71,900          1,680,303
   Universal Corp. .............................        102,200          4,474,316
   Water Pik Technologies, Inc.* ...............         16,800            320,040
                                                                      ------------
                                                                        31,958,529
                                                                      ------------
CONTAINERS & PACKAGING -- 0.9%
   Chesapeake Corp. ............................         64,600          1,352,724
   Crown Holdings, Inc.* .......................         73,800          1,050,174
   Greif, Inc. (Class "A" Stock) ...............         44,200          2,700,620
   Silgan Holdings, Inc. .......................         67,300          3,784,952
                                                                      ------------
                                                                         8,888,470
                                                                      ------------
DIVERSIFIED OPERATIONS -- 0.3%
   Walter Industries, Inc.(a) ..................         67,300          2,705,460
                                                                      ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.8%
   Aeroflex, Inc.* .............................        122,900          1,032,360
   AMETEK, Inc. ................................         20,170            844,115
   Anixter International, Inc. .................         39,200          1,457,064
   Arris Group, Inc.* ..........................        124,970          1,088,489
   Artesyn Technologies, Inc. ..................         72,370            629,619
   Avnet, Inc.* ................................         58,540          1,318,906
   Bel Fuse, Inc. (Class "B" Stock) ............         25,700            785,392
   Belden CDT, Inc. ............................         62,810          1,331,572
   Benchmark Electronics, Inc.* ................         79,840          2,428,733
   C-COR, Inc. .................................         16,800            115,080
   Checkpoint Systems, Inc. ....................         37,000            654,900
   Coherent, Inc.* .............................         61,990          2,232,260
   CTS Corp. ...................................         84,000          1,032,360
   EDO Corp. ...................................         19,820            592,816
   Electro Scientific Industries, Inc.* ........         24,000            429,120
   Electronics For Imaging, Inc.* ..............         34,600            727,984
   ESCO Technologies, Inc.* ....................         16,800          1,693,440
   Genesis Microchip, Inc. .....................         26,500            489,190
   GrafTech International Ltd.* ................        163,940            704,942
   Hypercom Corp.* .............................         21,400            138,458
   Idacorp, Inc. ...............................        106,818          3,271,835
   Littelfuse, Inc.* ...........................         39,040          1,087,264
   Methode Electronics, Inc. ...................         58,900            699,143
   Stoneridge, Inc.* ...........................         18,300            120,780
   Synopsys, Inc. ..............................         60,160          1,002,867
   Sypris Solutions, Inc. ......................         31,700            392,129
   Thomas & Betts Corp.* .......................         20,770            586,545
   Trimble Navigation Ltd.* ....................          6,000            233,820
   TTM Technologies, Inc.* .....................         21,700            165,137
                                                                      ------------
                                                                        27,286,320
                                                                      ------------
ENTERTAINMENT & LEISURE -- 0.8%
   Alliance Gaming Corp. .......................         76,090          1,066,782
   Argosy Gaming Co.*(a) .......................         24,000          1,118,640
   Carmike Cinemas, Inc. .......................         60,123          1,844,574
   Isle of Capri Casinos, Inc.* ................         20,600            539,720
   Marinemax, Inc.* ............................         30,520            953,750
   Movie Gallery, Inc. .........................         37,530            991,918
   Penn National Gaming, Inc.* .................         16,787            612,725
   Six Flags, Inc. .............................         65,000            302,250
                                                                      ------------
                                                                         7,430,359
                                                                      ------------
ENVIRONMENTAL SERVICES -- 0.4%
   Mine Safety Appliances Co. ..................         31,400          1,450,680
   Tetra Tech, Inc.* ...........................         91,940          1,243,948
   WCA Waste Corp.* ............................        100,840            882,350
                                                                      ------------
                                                                         3,576,978
                                                                      ------------
EQUIPMENT SERVICES -- 0.6%
   General Cable Corp.* ........................         46,900            695,527
   Global Imaging Systems, Inc.* ...............          6,200            197,532
   RPC, Inc.* ..................................         34,500            583,740
   United Rentals, Inc.*(a) ....................        137,940          2,787,767
   Universal Compression
      Holdings, Inc.* ..........................         24,100            873,384
   Watsco, Inc. ................................         17,800            758,280
                                                                      ------------
                                                                         5,896,230
                                                                      ------------
FARMING & AGRICULTURE -- 0.1%
   Alliance One International, Inc. ............        158,700            953,787
                                                                      ------------
FINANCIAL - BANK & TRUST -- 11.3%
   ABC Bancorp .................................         21,420            387,274
   Accredited Home Lenders
      Holding Co.*(a) ..........................         34,100          1,500,400
   Amcore Financial, Inc. ......................         60,403          1,804,842
   Amegy Bancorp, Inc. .........................        145,157          3,248,614
   AmericanWest Bancorp.* ......................         14,100            281,295
   Bancfirst Corp. .............................          9,900            861,201
   Bank Mutual Corp. ...........................        121,420          1,342,905
   Bank of The Ozarks, Inc. ....................         23,400            768,456
   BankAtlantic Bancorp, Inc.
      (Class "A" Stock) ........................        110,100          2,086,395
   Bankunited Financial Corp.* .................         35,256            953,322
   Banner Corp. ................................         11,900            333,319
   Capital Bancorp Ltd. ........................         23,400            786,474
   Capital Corp of The West ....................         14,120            391,830
   Cardinal Financial Corp.* ...................        120,570          1,132,152
   Cathay General Bancorp, Inc. ................         25,200            849,492
   Central Pacific Financial Corp.* ............         50,520          1,798,512
   Chemical Financial Corp. ....................         61,385          2,032,457
   City Holding Co. ............................         14,100            514,932
   Colonial Bancgroup, Inc. ....................         81,600          1,800,096
   Columbia Banking System, Inc. ...............         22,700            558,874

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B29

                    -----------------------------------------
                    AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)
                    -----------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS
                                                                        VALUE
(CONTINUED)                                              SHARES        (NOTE 2)
                                                       ----------    -------------
FINANCIAL - BANK & TRUST (CONT'D.)
   Commercial Capital Bancorp, Inc. ............         31,700       $    529,707
   Commercial Federal Corp. ....................         26,700            899,256
   Community Bank System, Inc. .................         79,900          1,948,761
   Community Trust Bancorp, Inc. ...............         19,842            649,230
   Corus Bankshares, Inc. ......................         89,500          4,966,355
   Cullen / Frost Bankers, Inc. ................         51,500          2,453,975
   EuroBancshares, Inc.* .......................         46,200            741,510
   Financial Institutions, Inc. ................          5,700            102,714
   First Bancorp./ Puerto Rico .................         29,600          1,188,440
   First Citizens BancShares, Inc.
      (Class "A" Stock) ........................          6,673            964,582
   First Financial Holdings, Inc. ..............         13,500            403,785
   First Indiana Corp. .........................         50,547          1,499,729
   First Midwest Bancorp, Inc. (IL) ............         41,850          1,471,865
   First Niagara Financial Group, Inc. .........        189,517          2,763,158
   First Oak Brook Bancshares, Inc. ............         10,300            290,666
   First Place Financial Corp. (OH) ............          4,047             81,304
   First Republic Bank (CA) ....................         57,850          2,043,841
   FirstFed Financial Corp.* ...................         41,510          2,474,411
   FirstMerit Corp. ............................         52,930          1,382,002
   Flagstar Bancorp, Inc.(a) ...................         83,600          1,582,548
   Gold Banc Corp., Inc. .......................        148,300          2,157,765
   Great Southern Bancorp, Inc. ................         18,500            578,865
   Greater Bay Bancorp. ........................        119,640          3,154,907
   Hancock Holding Co. .........................         45,140          1,552,816
   Hudson United Bancorp .......................         21,050            759,905
   IBERIABANK Corp. ............................         60,500          3,727,405
   Independent Bank Corp.(MA) ..................         67,900          1,915,459
   Independent Bank Corp.(MI) ..................        100,467          2,857,281
   Irwin Financial Corp. .......................         81,600          1,810,704
   MAF Bancorp, Inc. ...........................         77,750          3,314,482
   MainSource Financial Group, Inc. ............         13,615            246,295
   MB Financial, Inc.* .........................         13,700            545,671
   Mercantile Bank Corp. .......................         22,900          1,006,913
   Mid-State Bancshares ........................         46,200          1,282,974
   Nara Bancorp, Inc. ..........................          5,900             86,612
   Ocwen Financial Corp.*(a) ...................         53,400            360,984
   Old Second Bancorp, Inc. ....................         10,300            299,627
   Oriental Financial Group, Inc. ..............         49,720            758,727
   Pacific Capital Bancorp .....................          9,482            351,593
   Peoples Bancorp, Inc. .......................         13,500            361,125
   PFF Bancorp, Inc. ...........................         13,570            411,035
   Prosperity Bancshares, Inc. .................         31,300            895,493
   Provident Bankshares Corp. ..................         45,800          1,461,478
   R&G Financial Corp.
      (Class "B" Stock) ........................         77,800          1,376,282
   Rainier Pacific Financial Group, Inc. .......         57,860            899,723
   Republic Bancorp, Inc.(KY)
      (Class "A" Stock) ........................         10,380            225,350
   Republic Bancorp, Inc.(MI) ..................        290,450          4,350,941
   Royal Bancshares of Pennsylvania,
      Inc.(Class "A" Stock) ....................         13,858            329,128
   SCBT Financial Corp. ........................          9,955            315,076
   Security Bank Corp.(GA) .....................          8,200            187,780
   Simmons First NationalCorp.
      (Class "A" Stock) ........................         19,800            536,778
   Southside Bancshares, Inc. ..................         20,330            416,765
   Southwest Bancorp, Inc. .....................         15,600            319,488
   State Financial Services Corp.
      (Class "A" Stock) ........................         26,900          1,082,994
   Sterling Financial Corp.(PA) ................         50,650          1,079,352
   Sterling Financial Corp.(WA)* ...............        109,987          4,113,514
   Summit Bancshares, Inc. .....................         43,700            756,010
   Sun Bancorp, Inc.* ..........................         12,990            268,503
   SVB Financial Group* ........................         22,300          1,068,170
   Taylor Capital Group, Inc. ..................         25,700          1,008,725
   TierOne Corp. ...............................         41,600          1,128,608
   Trico Bancshares ............................         17,500            390,950
   UMB Financial Corp. .........................         44,500          2,537,835
   Umpqua Holdings Corp. .......................         37,531            883,480
   United Bancshares, Inc. .....................         57,600          2,051,136
   West Coast Bancorp ..........................        111,600          2,724,156
   Western Sierra Bancorp* .....................          8,500            287,725
                                                                      ------------
                                                                       110,107,266
                                                                      ------------
FINANCIAL - BROKERAGE -- 0.5%
   Greenhill & Co., Inc. .......................          2,800            113,428
   Instinet Group, Inc.* .......................        206,696          1,083,087
   Knight Trading Group, Inc.
      (Class "A" Stock)* .......................         93,400            711,708
   LaBranche & Co., Inc.* ......................         38,000            239,400
   Piper Jaffray Cos., Inc.* ...................         14,500            441,235
   Sterling Banchares, Inc.(TX).................         19,100            297,196
   Texas Regional Bancshares, Inc.
      (Class "A" Stock) ........................         54,300          1,655,064
                                                                      ------------
                                                                         4,541,118
                                                                      ------------
FINANCIAL - SERVICES -- 3.5%
   Advanta Corp. (Class "B" Stock) .............         93,120          2,622,259
   Affiliated Managers Group, Inc.*(a) .........         17,558          1,199,738
   Assured Guaranty Ltd. .......................         26,716            624,086
   Credit Acceptance Corp.* ....................          9,700            144,433
   Dime Community Bancshares ...................        138,694          2,108,149
   Dollar Financial Corp.* .....................         23,900            253,579
   Doral Financial Corp. .......................         65,300          1,080,062
   Financial Federal Corp. .....................         30,000          1,159,200
   Fremont General Corp.(a) ....................         71,600          1,742,028
   Hanmi Financial Corp. .......................        243,500          4,066,450
   Investment Technology Group, Inc.* ..........         69,460          1,460,049
   ITLA Capital Corp.* .........................         13,000            700,700
   Jones Lang Lasalle, Inc.* ...................         34,000          1,503,820
   Lakeland Financial Corp. ....................          2,800            113,904
   MBT Financial Corp. .........................         16,900            325,325
   Metris Cos., Inc.* ..........................         88,300          1,276,818
   Partners Trust Financial Group, Inc. ........         51,200            546,816
   Raymond James Financial, Inc. ...............         32,730            924,622
   Signature Bank* .............................         74,600          1,820,240
   Technology Investment Capital Corp. .........        148,572          2,198,866
   Trustmark Corp. .............................         44,050          1,288,903
   W Holding Co., Inc. .........................        128,712          1,315,437
   Whitney Holdings Corp. ......................         45,785          1,493,964
   World Acceptance Corp.* .....................         96,100          2,887,805
   WSFS Financial Corp. ........................         21,900          1,198,149
                                                                      ------------
                                                                        34,055,402
                                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B30

                    -----------------------------------------
                    AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)
                    -----------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS
                                                                        VALUE
(CONTINUED)                                              SHARES        (NOTE 2)
                                                       ----------    -------------
FOOD -- 1.7%
   Chiquita Brands International, Inc.* ........        156,800       $  4,305,728
   Corn Products International, Inc. ...........         97,740          2,322,302
   Flowers Foods, Inc. .........................         24,000            848,640
   Gold Kist, Inc.* ............................         18,900            407,862
   Great Atlantic & Pacific Tea Co.* ...........         37,000          1,075,220
   J & J Snack Foods Corp. .....................         29,108          1,523,804
   Nash Finch Co. ..............................         34,514          1,268,044
   Ralcorp Holdings, Inc.(a)....................         47,500          1,954,625
   Ruddick Corp. ...............................         23,290            594,594
   Sanderson Farms, Inc. .......................         28,870          1,311,853
   Smart & Final, Inc.* ........................         56,100            687,225
                                                                      ------------
                                                                        16,299,897
                                                                      ------------
FURNITURE -- 0.2%
   Furniture Brands International, Inc. ........         15,700            339,277
   Kimball International, Inc.
      (Class "B" Stock) ........................         47,000            620,400
   La-Z-Boy, Inc. ..............................         25,600            372,992
   Steelcase, Inc. (Class "A" Stock)............         49,720            688,622
                                                                      ------------
                                                                         2,021,291
                                                                      ------------
HEALTHCARE SERVICES -- 1.6%
   America Service Group, Inc. .................         55,080            873,018
   AMERIGROUP Corp.* ...........................         28,695          1,153,539
   Gentiva Health Services, Inc.* ..............         29,200            521,512
   Kindred Healthcare, Inc.* ...................         97,865          3,876,433
   LifePoint Hospitals, Inc.* ..................         15,420            779,018
   Magellan Health Services, Inc.*..............         17,300            610,863
   National Dentex Corp.*(cost
      $1,040,026; purchased
      12/10/04 - 06/28/05)(g) ..................         52,865            973,245
   Pediatrix Medical Group, Inc.* ..............         44,200          3,250,468
   Res-Care, Inc.* .............................        168,180          2,280,521
   Sierra Health Services, Inc.* ...............          8,400            600,264
   Triad Hospitals, Inc.* ......................         17,010            929,426
                                                                      ------------
                                                                        15,848,307
                                                                      ------------
HOTELS & MOTELS -- 0.3%
   Ameristar Casinos, Inc. .....................         34,600            902,714
   Aztar Corp.*(a)..............................         24,600            842,550
   La Quinta Corp. .............................        133,100          1,241,823
                                                                      ------------
                                                                         2,987,087
                                                                      ------------
INDUSTRIAL PRODUCTS -- 1.3%
   Actuant Corp. (Class "A" Stock)* ............         43,380          2,079,637
   Acuity Brands, Inc.(a) ......................        132,030          3,391,851
   AMCOL International Corp. ...................         56,330          1,058,441
   Barnes Group, Inc. ..........................         77,200          2,555,320
   Kronos Worldwide, Inc. ......................          1,300             39,247
   Robbins & Myers, Inc. .......................         60,330          1,297,698
   Watts Water Technologies, Inc.
      (Class "A" Stock) ........................         54,990          1,841,615
                                                                      ------------
                                                                        12,263,809
                                                                      ------------
INSURANCE -- 4.8%
   American Physicians Capital, Inc. ...........          3,934            146,148
   AmerUs Group Co.(a)..........................         24,500          1,177,225
   Argonaut Group, Inc.* .......................        100,217          2,314,011
   Baldwin & Lyons, Inc.
      (Class "B" Stock) ........................         12,600            303,660
   Ceres Group, Inc.* ..........................        109,440            665,395
   Delphi Financial Group, Inc.
      (Class "A" Stock) ........................        118,090          5,213,674
   Direct General Corp. ........................         29,000            539,690
   Horace Mann Educators Corp. .................         61,120          1,150,278
   Infinity Property & Casual Corp. ............         36,000          1,255,680
   LandAmerica Financial Group, Inc. ...........         53,400          3,170,358
   Midland Co. .................................         24,800            872,712
   Nationwide Financial Services, Inc.
      (Class "A" Stock) ........................          5,800            220,052
   Navigators Group, Inc.* .....................         38,220          1,321,265
   Ohio Casualty Corp. .........................         47,574          1,150,339
   Platinum Underwriters Holdings Ltd. .........         74,670          2,376,000
   PMA Capital Corp. (Class "A" Stock)* ........        263,500          2,326,705
   PMI Group, Inc. (The) .......................         37,140          1,447,717
   ProAssurance Corp.* .........................         44,090          1,841,199
   PXRE Group Ltd. (Bermuda) ...................         67,820          1,710,420
   RLI Corp. ...................................         21,900            976,740
   Safety Insurance Group, Inc.* ...............         48,300          1,630,608
   Selective Insurance Group, Inc. .............         47,600          2,358,580
   State Auto Financial Corp. ..................         17,800            552,512
   Stewart Information Services Corp. ..........         62,500          2,625,000
   The Phoenix Cos., Inc. ......................         31,000            368,900
   Triad Guaranty, Inc.* .......................         14,160            713,522
   United Fire & Casualty Co. ..................         21,200            941,704
   United Insurance Cos., Inc. .................         48,900          1,455,753
   Universal American Financial Corp.* .........         52,765          1,193,544
   Zenith National Insurance Corp. .............         76,300          5,177,718
                                                                      ------------
                                                                        47,197,109
                                                                      ------------
INTERNET SERVICES -- 0.5%
   Adaptec, Inc.* ..............................        170,600            661,928
   aQuantive, Inc.* ............................         39,800            705,256
   EarthLink, Inc.* ............................        157,400          1,363,084
   eSpeed, Inc. (Class "A" Stock) ..............          6,200             55,242
   Homestore, Inc.* ............................        185,700            376,971
   Infospace, Inc.*(a) .........................         13,100            431,383
   Internet Security Systems, Inc.*.............          8,500            172,465
   ProQuest Co. ................................         14,100            462,339
   United Online, Inc.* ........................         42,800            464,808
                                                                      ------------
                                                                         4,693,476
                                                                      ------------
IT SERVICES -- 0.1%
   ADC Telecommunications, Inc. ................         28,854            628,152
                                                                      ------------
MACHINERY & EQUIPMENT -- 4.2%
   AGCO Corp. ..................................        132,300          2,529,576
   Albany International Corp. ..................         37,900          1,216,969
   Applied Industrial Technologies, Inc. .......        222,500          7,184,525
   Astec Industries, Inc.* .....................         14,000            324,660
   Briggs & Stratton Corp.(a)...................         32,110          1,111,648
   Cascade Corp. ...............................         27,400          1,185,050
   Federal Signal Corp. ........................         62,650            977,340
   Flowserve Corp.* ............................         26,100            789,786

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B31

                    -----------------------------------------
                    AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)
                    -----------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS
                                                                        VALUE
(CONTINUED)                                              SHARES        (NOTE 2)
                                                       ----------    -------------
MACHINERY & EQUIPMENT (CONT'D.)
   Gardener Denver, Inc. .......................          6,300       $    221,004
   JLG Industries, Inc. ........................        164,900          4,531,452
   Joy Global, Inc. ............................         26,900            903,571
   Kadant, Inc.* ...............................         52,730          1,156,369
   Kennametal, Inc. ............................         71,860          3,294,781
   Lennox International, Inc. ..................        114,300          2,419,731
   Lone Star Technologies, Inc. ................         24,600          1,119,300
   Nacco Industries, Inc.
      (Class "A" Stock) ........................         13,500          1,447,470
   Regal-Beloit Corp. ..........................         60,440          1,762,430
   Sauer-Danfoss, Inc. .........................         34,000            604,180
   Smith, (A.O.) Corp. .........................        104,170          2,782,381
   Tecumseh Products Co.
      (Class "A" Stock) ........................         20,100            551,544
   Terex Corp.* ................................         28,700          1,130,780
   Toro Co. ....................................         75,100          2,899,611
   Wabtec Corp. ................................         59,343          1,274,688
                                                                      ------------
                                                                        41,418,846
                                                                      ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.2%
   Alliance Imaging, Inc. ......................         51,000            533,460
   Analogic Corp. ..............................         30,800          1,549,856
   Applera Corp.- Celera
      Genomics Group ...........................         25,800            283,026
   Bio-Rad Laboratories, Inc.
      (Class "A" Stock)* .......................         19,700          1,166,437
   Computer Programs and
      Systems, Inc. ............................         31,800          1,185,186
   CONMED Corp.* ...............................         58,600          1,803,122
   Cypress Bioscience, Inc. ....................        109,900          1,450,680
   Invacare Corp. ..............................         24,420          1,083,271
   Kyphon, Inc.*(a) ............................         31,400          1,092,406
   LCA-Vision, Inc. ............................         24,700          1,196,962
   Mettler-Toledo International, Inc.* .........         39,820          1,854,816
   Neurometrix, Inc.* ..........................          2,700             54,081
   Orthofix International NV* ..................         28,630          1,232,235
   Owens & Minor, Inc. .........................         31,900          1,031,965
   Palatin Technologies, Inc.* .................         53,900             94,325
   Per-Se Technologies, Inc.* ..................         68,100          1,431,462
   PSS World Medical, Inc.* ....................         72,100            897,645
   Schein, (Henry), Inc.* ......................          7,250            301,020
   STERIS Corp.* ...............................         28,700            739,599
   SurModics, Inc.*(a) .........................          3,200            138,784
   Sybron Dental Specialties, Inc.* ............         55,590          2,091,296
                                                                      ------------
                                                                        21,211,634
                                                                      ------------
METALS & MINING -- 2.4%
   CIRCOR International, Inc. ..................         85,170          2,101,144
   Commercial Metals Co. .......................        142,900          3,403,878
   Encore Wire Corp.* ..........................         49,500            573,705
   Kaydon Corp. ................................        120,050          3,343,393
   NN, Inc. ....................................         67,100            850,828
   NS Group, Inc.* .............................         31,700          1,030,567
   Oregon Steel Mills, Inc.* ...................         20,700            356,247
   Quanex Corp. ................................         74,750          3,962,497
   Reliance Steel & Aluminum Co.* ..............         52,500          1,946,175
   RTI International Metals, Inc.* .............         32,410          1,017,998
   Ryerson Tull, Inc.(a)........................         18,000            256,860
   Schnitzer Steel Industries, Inc.
      (Class "A" Stock) ........................         22,400            530,880
   Steel Dynamics, Inc. ........................         78,700          2,065,875
   Valmont Industries, Inc. ....................         78,400          2,022,720
                                                                      ------------
                                                                        23,462,767
                                                                      ------------
OFFICE EQUIPMENT -- 0.5%
   Imagistics International, Inc. ..............         43,100          1,206,800
   United Stationers, Inc.* ....................         65,620          3,221,942
                                                                      ------------
                                                                         4,428,742
                                                                      ------------
OIL & GAS -- 5.6%
   AGL Resources, Inc. .........................         45,390          1,754,323
   Atlas America, Inc.(a) ......................         23,250            864,668
   Cal Dive International, Inc.*(a).............         10,500            549,885
   Cimarex Energy Co. ..........................        100,826          3,923,140
   Comstock Resources, Inc.* ...................         56,600          1,431,414
   Energy Partners Ltd.* .......................         56,584          1,483,067
   Giant Industries, Inc.* .....................         35,870          1,291,320
   Hanover Compressor Co.* .....................         31,200            359,112
   Harvest Natural Resources, Inc.* ............         30,700            335,551
   Houston Exploration Co.* ....................         38,100          2,021,205
   KCS Energy, Inc.* ...........................         68,156          1,183,870
   Nicor, Inc. .................................          6,700            275,839
   Northwest Natural Gas Co. ...................         57,897          2,213,981
   Oceaneering International, Inc.* ............         16,900            653,185
   Oil States International, Inc.* .............         70,400          1,771,968
   Southwestern Energy Co.* ....................        198,600          9,330,228
   Stone Energy Corp.* .........................         48,600          2,376,540
   Swift Energy Co.* ...........................         95,990          3,438,362
   TEL Offshore Trust*(a) ......................              7                 66
   Tesoro Corp.* ...............................         88,500          4,117,020
   Todco (Class "A" Stock)*(a) .................        147,900          3,796,593
   Unit Corp.* .................................         24,230          1,066,362
   Veritas DGC, Inc. ...........................         89,894          2,493,660
   Vintage Petroleum, Inc. .....................        124,290          3,787,116
   W-H Energy Services, Inc.* ..................         85,070          2,120,795
   WGL Holdings, Inc.(a) .......................         28,360            954,030
   Whiting Petroleum Corp.* ....................         16,177            587,387
                                                                      ------------
                                                                        54,180,687
                                                                      ------------
PAPER & FOREST PRODUCTS -- 0.8%
   CSS Industries, Inc. ........................          8,595            290,855
   Rock-Tenn Co. (Class "A" Stock) .............         26,400            333,960
   Schweitzer-Manduit International, Inc. ......         96,530          3,004,979
   Universal Forest Products, Inc. .............         82,600          3,423,770
   Wausau-Mosinee Paper Corp. ..................         60,300            722,394
                                                                      ------------
                                                                         7,775,958
                                                                      ------------
PERSONAL SERVICES -- 0.7%
   Alderwoods Group, Inc. ......................         43,000            617,910
   CompuCredit Corp.*(a)........................         45,400          1,556,312
   Geo Group, Inc.* ............................         51,700          1,295,085
   Stewart Enterprises, Inc.
      (Class "A" Stock) ........................        409,490          2,678,065
   Volt Information Sciences, Inc.* ............         15,200            360,696
                                                                      ------------
                                                                         6,508,068
                                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B32

                    -----------------------------------------
                    AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)
                    -----------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS
                                                                        VALUE
(CONTINUED)                                              SHARES        (NOTE 2)
                                                       ----------    -------------
PHARMACEUTICALS -- 0.7%
   Adolor Corp.* ...............................         50,900       $    470,825
   Alexion Pharmaceuticals, Inc.* ..............         20,800            479,232
   Alpharma, Inc. (Class "A" Stock) ............         42,800            619,316
   Andrx Corp. .................................         38,390            779,701
   Atherogenics, Inc.(a) .......................         59,600            952,408
   Auxilium Pharmaceuticals, Inc.* .............          2,100             10,017
   AVANIR Pharmaceuticals
      (Class "A" Stock)* .......................        387,600          1,085,280
   Rigel Pharmaceuticals, Inc. .................         20,300            404,376
   United Therapeutics Corp.* ..................         32,300          1,556,860
   Valeant Pharmaceuticals International .......         25,100            442,513
                                                                      ------------
                                                                         6,800,528
                                                                      ------------
PRINTING & PUBLISHING -- 1.2%
   Banta Corp. .................................         69,460          3,150,705
   Consolidated Graphics, Inc.* ................         14,100            574,857
   Courier Corp. ...............................         30,714          1,179,725
   Journal Register Co.* .......................         25,800            451,758
   Majesco Entertainment Co.*(a)................         99,300            649,422
   PRIMEDIA, Inc.* .............................        254,500          1,030,725
   Scholastic Corp.* ...........................         59,700          2,301,435
   Valassis Communications, Inc.*(a) ...........         70,940          2,628,327
                                                                      ------------
                                                                        11,966,954
                                                                      ------------
RAILROADS -- 0.4%
   Genesee & Wyoming, Inc.
      (Class "A" Stock)* .......................        113,383          3,085,151
   RailAmerica, Inc.* ..........................         88,600          1,054,340
                                                                      ------------
                                                                         4,139,491
                                                                      ------------
REAL ESTATE INVESTMENT TRUST -- 10.8%
   Affordable Residential
      Communities, Inc. ........................         90,000          1,201,500
   Alexandria Real Estate Equities, Inc. .......         41,440          3,043,768
   American Financial Realty Trust .............        206,300          3,172,894
   American Home Mortgage
      Investment, Corp. ........................        117,100          4,093,816
   Anthracite Capital, Inc. ....................        253,400          3,002,790
   Arbor Realty Trust, Inc. ....................         53,250          1,528,275
   Boykin Lodging Co.* .........................         27,200            364,480
   Capital Automotive ..........................         93,800          3,580,346
   Capital Trust, Inc. (Class "A" Stock) .......         24,200            808,522
   CarrAmerica Realty Corp. ....................        237,800          8,603,604
   CBL & Associates Properties, Inc. ...........         48,760          2,100,093
   Corporate Office Properties Trust ...........         54,750          1,612,388
   Education Realty Trust, Inc. ................          1,110             20,313
   Equity Inns, Inc. ...........................        256,970          3,417,701
   FelCor Lodging Trust, Inc.* .................        115,900          1,678,232
   First Potomac Realty Trust ..................         23,600            585,280
   Gables Residential Trust ....................        102,200          4,418,106
   Government Properties Trust, Inc. ...........         80,700            784,404
   IMPAC Mortgage Holdings, Inc.(a) ............        104,500          1,948,925
   Innkeepers USA Trust ........................        225,100          3,362,994
   LaSalle Hotel Properties ....................         48,400          1,588,004
   Lexington Corp. Properties Trust ............        215,600          5,241,236
   LTC Properties, Inc. ........................         91,700          1,898,190
   Maguire Properties, Inc.* ...................         82,600          2,340,884
   Meristar Hospitality Corp.* .................        493,380          4,243,068
   MFA Mortgage Investments, Inc. ..............         73,100            544,595
   Mid-America Apartment
      Communities, Inc. ........................        145,500          6,608,610
   National Health Investors, Inc. .............        131,400          3,688,398
   New Century Financial Corp.(a) ..............         24,000          1,234,800
   Novastar Financial, Inc.(a) .................         33,500          1,311,525
   Parkway Properties, Inc. ....................         31,400          1,570,314
   Pennsylvania Real Estate
      Investment Trust .........................         90,400          4,294,000
   Prentiss Properties Trust ...................         95,900          3,494,596
   RAIT Investment Trust .......................        101,700          3,045,915
   Saul Centers, Inc. ..........................         63,400          2,304,590
   Senior Housing Properties Trust .............        134,200          2,537,722
   SL Green Realty Corp.(a) ....................         27,400          1,767,300
   Sun Communities, Inc. .......................         56,500          2,101,235
   Taubman Centers, Inc. .......................         41,297          1,407,815
   Urstadt Biddle Properties
      (Class "A" Stock) ........................         14,000            242,480
   Ventas, Inc. ................................         88,700          2,678,740
   Winston Hotels, Inc. ........................        160,470          1,806,892
                                                                      ------------
                                                                       105,279,340
                                                                      ------------
REGISTERED INVESTMENT COMPANY -- 0.2%
   Ishares S&P Smallcap 600 Barra
      Value Index Fund .........................         34,820          2,145,957
                                                                      ------------
RESTAURANTS -- 1.1%
   Bob Evans Farms, Inc. .......................          4,500            104,940
   Brinker International, Inc.* ................         19,770            791,788
   Jack in the Box, Inc.* ......................         71,100          2,696,112
   Kilroy Realty Corp. .........................         11,500            546,135
   Landry's Restaurants, Inc. ..................        103,500          3,114,315
   Lone Star Steakhouse & Saloon, Inc. .........         33,980          1,033,332
   Luby's, Inc.* ...............................         11,200            133,840
   O'Charleys, Inc.* ...........................         35,900            633,994
   Papa John's International, Inc.* ............         17,300            691,481
   Ruby Tuesday, Inc. ..........................         23,662            612,846
   Ryan's Restaurant Group, Inc.* ..............         15,600            218,556
                                                                      ------------
                                                                        10,577,339
                                                                      ------------
RETAIL & MERCHANDISING -- 3.7%
   Aeropostale, Inc.* ..........................         48,900          1,643,040
   Build-A-Bear Workshop, Inc.*(a) .............         18,200            426,790
   Casey's General Stores, Inc. ................        102,530          2,032,145
   Cash America International, Inc. ............        132,500          2,665,900
   Charming Shoppes, Inc.*(a) ..................        297,700          2,777,541
   Dress Barn, Inc.* ...........................        143,380          3,244,689
   Foot Locker, Inc. ...........................         60,980          1,659,876
   Genesco, Inc.* ..............................         28,100          1,042,229
   Jo-Ann Stores, Inc.* ........................         37,900          1,000,181
   Linens 'n Things, Inc.* .....................          3,200             75,712
   Lithia Motors, Inc. (Class "A" Stock) .......         69,200          1,996,420
   Men's Wearhouse, Inc. (The)* ................         48,460          1,668,478
   Movado Group, Inc. ..........................         26,200            494,656
   Pathmark Stores, Inc.* ......................         43,900            384,564
   Paxar Corp.* ................................          9,900            175,725

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B33

                    -----------------------------------------
                    AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)
                    -----------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS
                                                                        VALUE
(CONTINUED)                                              SHARES        (NOTE 2)
                                                       ----------    -------------
RETAIL & MERCHANDISING (CONT'D.)
   Payless Shoesource, Inc.* ...................         58,800       $  1,128,960
   RC2 Corp.* ..................................         40,700          1,529,099
   Rent-A-Center, Inc.* ........................         27,500            640,475
   Russell Corp. ...............................         32,900            672,805
   School Specialty, Inc.* .....................         45,210          2,102,265
   ShopKo Stores, Inc.* ........................        107,400          2,610,894
   Sports Authority, Inc. (The).................         10,100            321,180
   Stage Stores, Inc.* .........................         41,800          1,822,480
   Talbots, Inc. ...............................         22,030            715,314
   The Pantry, Inc.* ...........................         15,600            604,188
   United Auto Group, Inc.(a) ..................         17,300            515,540
   West Marine, Inc. ...........................         39,330            710,300
   Zale Corp.* .................................         54,150          1,716,013
                                                                      ------------
                                                                        36,377,459
                                                                      ------------
SEMICONDUCTORS -- 2.0%
   Actel Corp. .................................         46,300            643,570
   AMIS Holdings, Inc.* ........................         32,400            432,216
   Amkor Technology, Inc. ......................         42,800            192,600
   Applied Micro Circuits Corp.* ...............        227,500            582,400
   Axcelis Technologies, Inc.* .................        106,800            732,648
   Cirrus Logic, Inc.* .........................         26,500            140,715
   Cohu, Inc. ..................................         25,100            503,255
   Credence Systems Corp.* .....................        103,600            937,580
   Cypress Semiconductor Corp.* ................         61,360            772,522
   DSP Group, Inc.* ............................         30,300            723,261
   Emulex Corp.* ...............................         26,800            489,368
   Entegris, Inc.* .............................        192,586          1,906,602
   Exar Corp.* .................................         19,800            294,822
   Fairchild Semiconductor
      International, Inc.* .....................         63,800            941,050
   Integrated Device Technology, Inc. ..........        203,230          2,184,723
   Integrated Silicon Solution, Inc.* ..........         41,300            306,033
   Lattice Semiconductor Corp.* ................         85,300            378,732
   Mattson Technology, Inc. ....................         76,184            545,478
   MKS Instruments, Inc.* ......................         59,600          1,006,644
   MRV Communications, Inc.* ...................        111,800            242,606
   Mykrolis Corp.* .............................         16,300            231,623
   ON Semiconductor Corp. ......................         87,700            403,420
   Photronics, Inc.* ...........................         43,600          1,017,624
   Richardson Electronics, Ltd. ................        187,698          1,370,195
   Silcon Storage Technology, Inc.* ............         42,200            170,066
   Skyworks Solutions, Inc.* ...................         72,500            534,325
   Standard Microsystems Corp.* ................         56,519          1,321,414
   Ultratech Stepper, Inc.* ....................         18,128            331,742
   Vitesse Semiconductor Corp.* ................         67,000            140,030
                                                                      ------------
                                                                        19,477,264
                                                                      ------------
TELECOMMUNICATIONS -- 2.0%
   AsiaInfo Holdings, Inc.* ....................         16,000             88,160
   Brightpoint, Inc.* ..........................         73,630          1,633,850
   Broadwing Corp.(a) ..........................         82,000            378,840
   Centennial Communications, Corp. ............         18,853            261,679
   Ciena Corp.* ................................        199,900            417,791
   Cincinnati Bell, Inc.* ......................        444,900          1,913,070
   Commonwealth Telephone
      Enterprises, Inc.* .......................         31,700          1,328,547
   CommScope, Inc. .............................        102,590          1,786,092
   CT Communications, Inc. .....................        108,300          1,413,315
   Ditech Communications Corp.* ................         36,400            236,236
   Dobson Communications Corp. .................        148,900            634,314
   General Communication, Inc.
      (Class "A" Stock).* ......................         50,200            495,474
   Iowa Telecommunications
      Services, Inc. ...........................         40,903            766,931
   ITC Deltacom, Inc.* .........................          5,300              4,505
   Mastec, Inc.* ...............................         96,000            844,800
   Newport Corp.* ..............................         18,800            260,568
   North Pittsburgh Systems, Inc. ..............         24,000            469,440
   Powerwave Technologies, Inc.* ...............         22,700            231,994
   Premiere Global Services, Inc.* .............        408,617          4,613,286
   Primus Telecommunications
      Group, Inc.*(a) ..........................         87,400             55,062
   Remec, Inc. .................................          4,305             27,552
   Sycamore Networks, Inc. .....................         78,900            272,205
   Talk America Holdings, Inc. .................         46,400            464,464
   Time Warner Telecom, Inc.
      (Class "A" Stock)* .......................         75,600            447,552
   Utstarcom, Inc.*(a) .........................         48,000            359,520
                                                                      ------------
                                                                        19,405,247
                                                                      ------------
TRANSPORTATION -- 1.6%
   Amerco ......................................         16,200            867,510
   Arkansas Best Corp. .........................         16,200            515,322
   Covenant Transportation, Inc.
      (Class "A" Stock)* .......................         30,300            399,960
   GATX Corp.(a) ...............................         74,000          2,553,000
   Greenbrier Cos., Inc. .......................         18,500            501,350
   HUB Group, Inc. (Class "A" Stock) ...........         40,582          1,016,579
   Kansas City Southern* .......................         79,730          1,608,951
   Offshore Logistics, Inc.* ...................         34,100          1,119,844
   Overnite Corp. ..............................         43,100          1,852,438
   Pacer International, Inc.* ..................         41,002            893,434
   Quality Distribution, Inc.* .................         43,420            384,267
   SCS Transportation, Inc.* ...................         67,700          1,205,060
   Swift Transportation Co., Inc.* .............         11,800            274,822
   U.S. Xpress Enterprises, Inc.
      (Class "A" Stock)* .......................         38,800            462,108
   Werner Enterprises, Inc.* ...................        117,270          2,303,183
                                                                      ------------
                                                                        15,957,828
                                                                      ------------
UTILITIES -- 5.5%
   Allete, Inc. ................................         17,428            869,657
   American States Water Co. ...................         17,400            511,038
   Atmos Energy Corp. ..........................         41,300          1,189,440
   Avista Corp. ................................         39,500            734,305
   Black Hills Corp. ...........................         41,900          1,544,015
   California Water Service Group ..............         17,300            649,442
   Cascade Natural Gas Corp. ...................         49,780          1,020,490
   CH Energy Group, Inc. .......................         27,600          1,342,188
   Cleco Corp.* ................................         52,100          1,123,797
   Comfort Systems USA, Inc.* ..................         88,110            579,764
   Duratek, Inc. ...............................         51,040          1,183,107
   El Paso Electric Co.* .......................        124,100          2,537,845

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B34

                    -----------------------------------------
                    AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)
                    -----------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS
                                                                        VALUE
(CONTINUED)                                              SHARES        (NOTE 2)
                                                       ----------    -------------
UTILITIES (CONT'D.)
   EMCOR Group, Inc.* ..........................         10,500     $      513,450
   Energen Corp. ...............................        101,836          3,569,352
   New Jersey Resources Corp. ..................        130,722          6,307,337
   Otter Tail Corp. ............................          5,081            138,864
   PNM Resources, Inc. .........................        122,500          3,529,225
   Sierra Pacific Resources*(a) ................        416,500          5,185,425
   SJW Corp. ...................................          5,300            249,153
   South Jersey Industries, Inc. ...............         60,400          3,691,648
   Southern Union Co.* .........................        123,700          3,036,835
   Southwest Gas Corp.* ........................        125,800          3,209,158
   UGI Corp. ...................................         38,230          1,066,617
   UIL Holdings Corp. ..........................          8,800            473,528
   Unisource Energy Corp. ......................        147,100          4,523,325
   Vectren Corp. ...............................         39,176          1,125,526
   Westar Energy, Inc. .........................         85,570          2,056,247
   Wisconsin Energy Corp. ......................         43,810          1,708,590
                                                                    --------------
                                                                        53,669,368
                                                                    --------------
TOTAL COMMON STOCKS
   (cost $918,137,278) .........................                       961,262,035
                                                                    --------------
                                                       PRINCIPAL
INTEREST             MATURITY                           AMOUNT
  RATE                 DATE                              (000)
---------            --------                          ---------
U.S. TREASURY OBLIGATIONS -- 0.1%
U.S. Treasury Notes(k)(n)
     (cost $1,631,480)
   1.875%            11/30/05                            $1,640          1,630,969
                                                                    --------------
TOTAL LONG-TERM INVESTMENTS
     (cost $919,768,758) .......................                       962,893,004
                                                                    --------------
SHORT-TERM INVESTMENTS -- 5.2%
COMMERCIAL PAPER -- 0.9%
Countrywide Home Loans(b)
   3.317%            07/22/05                               971            968,570
HBOS Treasury Services(b)
   3.093%            07/11/05                               751            748,890
Morgan Stanley(b)(c)
   3.517%            07/01/05                               496            495,801
Skandinaviska Enskilda Banken(b)(c)
   3.21%             07/17/05                             2,579          2,578,538
Victory Receivables Corp.(b)
   3.309%            07/27/05                             4,171          4,159,109
                                                                    --------------
                                                                         8,950,908
                                                                    --------------
CORPORATE OBLIGATIONS -- 0.7%
Bank of America NA(b)(c)
   3.517%            07/01/05                               411            410,984
Goldman Sachs(b)(c)
   3.517%            07/01/05                               112            112,386
Lehman Brothers(b)(c)
   3.497%            07/01/05                             2,609          2,609,101
Morgan Stanley(b)(c)
   3.507%            07/01/05                             2,540          2,540,218
Natexis Banque NY(b)(c)
   3.487%            07/01/05                               951            951,251
Sedna Finance Corp.(b)(c)
   3.19%             07/15/05                               235            234,665
                                                                    --------------
                                                                         6,858,605
                                                                    --------------
Time Deposits -- 0.5%
Credit Suisse First Boston(b)
   3.375%            07/01/05                             3,579          3,578,594
Societe Generale NY(b)
   3.375%            07/01/05                             1,014          1,013,568
                                                                    --------------
                                                                         4,592,162
                                                                    --------------
                                                        SHARES
                                                      ----------
NON-REGISTERED INVESTMENT COMPANY -- 3.1%
   BlackRock Institutional Money
      Market Trust(b)(j) ......................       30,236,031       30,236,031
                                                                    --------------
TOTAL SHORT-TERMINVESTMENTS
   cost $50,637,706) ...........................                        50,637,706
                                                                    --------------
TOTAL INVESTMENTS -- 103.8%
   (cost $970,406,464; Note 6) .................                     1,013,530,710

LIABILITIES IN EXCESS OF OTHER ASSETS
   (INCLUDES CASH COLLATERAL FOR SECURITIES
   ON LOAN OF $50,637,707)(u) -- (3.8)% ........                       (37,369,088)
                                                                    --------------
NET ASSETS -- 100.0% ...........................                    $  976,161,622
                                                                    ==============

*    Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $48,154,933; cash collateral of $50,637,707 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c) Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.

(g) Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $1,040,026. The aggregate value, $973,245 represents 0.10% of net assets.

(j)  Security available to institutional investors only.

(k) Security with an aggregate market value of $1,630,969 has been segregated with the custodian to cover margin requirements for the futures contracts at June 30, 2005.

(n)  Rates shown are the effective yields at purchase date.

(u) Liabilities in excess of other assets includes unrealized depreciation on futures contracts as follows:

  NUMBER
   OF                       EXPIRATION       VALUE AT         VALUE AT         UNREALIZED
CONTRACTS          TYPE       MONTH         TRADE DATE      JUNE 30, 2005     DEPRECIATION
------------------------------------------------------------------------------------------
LONG POSITION:
   37           Russell 2000    Sep 05       $11,902,200      $11,897,350      $(4,850)
                                                                               =======

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B35

                    -----------------------------------------
                    AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)
                    -----------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2005 were as follows:

INDUSTRY
--------
Financial - Bank & Trust                                       11.3%
Real Estate Investment Trust                                   10.8
Oil & Gas                                                       5.6
Utilities                                                       5.5
Insurance                                                       4.8
Machinery & Equipment                                           4.2
Retail & Merchandising                                          3.7
Financial Services                                              3.5
Consumer Products & Services                                    3.3
Chemicals                                                       2.8
Computer Services & Software                                    2.8
Electronic Components & Equipment                               2.8
Metals & Mining                                                 2.4
Medical Supplies & Equipment                                    2.2
Semiconductors                                                  2.0
Telecommunications                                              2.0
Business Services                                               1.7
Food                                                            1.7
Automotive Parts                                                1.6
Healthcare Services                                             1.6
Transportation                                                  1.6
Construction                                                    1.5
Aerospace                                                       1.4
Clothing & Apparel                                              1.3
Industrial Products                                             1.3
Building Materials                                              1.2
Printing & Publishing                                           1.2
Restaurants                                                     1.1
Containers & Packaging                                          0.9
Computer Hardware                                               0.8
Entertainment & Leisure                                         0.8
Paper & Forest Products                                         0.8
Broadcasting                                                    0.7
Personal Services                                               0.7
Pharmaceuticals                                                 0.7
Equipment Services                                              0.6
Advertising                                                     0.5
Airlines                                                        0.5
Financial - Brokerage                                           0.5
Internet Services                                               0.5
Office Equipment                                                0.5
Environmental Services                                          0.4
Railroads                                                       0.4
Cable Television                                                0.3
Commercial Services                                             0.3
Conglomerates                                                   0.3
Diversified Operations                                          0.3
Hotels & Motels                                                 0.3
Biotechnology                                                   0.2
Furniture                                                       0.2
Registered Investment Company                                   0.2
Farming & Agriculture                                           0.1
IT Services                                                     0.1
U.S. Treasury Obligations                                       0.1
Short-Term Investments                                          5.2
                                                              -----
                                                              103.8
Liabilities in excess of other assets                          (3.8)
                                                              -----
                                                              100.0%
                                                              =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B36

                       ----------------------------------
                       AST DEAM SMALL-CAP VALUE PORTFOLIO
                       ----------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

LONG-TERM INVESTMENTS -- 96.5%                                              VALUE
COMMON STOCKS                                              SHARES          (NOTE 2)
                                                          --------       ------------
AEROSPACE -- 1.5%
   Moog, Inc.(Class "A" Stock) .....................       45,350        $  1,428,072
   Triumph Group, Inc.* ............................        5,800             201,608
                                                                         ------------
                                                                            1,629,680
                                                                         ------------
AUTOMOBILE MANUFACTURERS -- 0.8%
   Arctic Cat, Inc. ................................       40,100             823,253
                                                                         ------------
AUTOMOTIVE PARTS -- 0.8%
   Tenneco Automotive, Inc.* .......................       51,200             851,968
                                                                         ------------
BUILDING MATERIALS -- 0.2%
   ABM Industries, Inc. ............................       13,300             259,350
                                                                         ------------
BUSINESS SERVICES -- 2.5%
   CSG Systems International, Inc. .................       48,100             912,938
   FTI Consulting, Inc.* ...........................       45,900             959,310
   UniFirst Corp. ..................................       20,600             835,124
                                                                         ------------
                                                                            2,707,372
                                                                         ------------
CHEMICALS -- 2.3%
   Compass Minerals International, Inc. ............          100               2,340
   Georgia Gulf Corp. ..............................        5,500             170,775
   Minerals Technologies, Inc. .....................       14,900             917,840
   Octel Corp. .....................................        6,300             113,400
   Terra Industries, Inc.* .........................      121,500             827,415
   Wellman, Inc. ...................................       41,400             421,866
                                                                         ------------
                                                                            2,453,636
                                                                         ------------
CLOTHING & APPAREL -- 3.4%
   Cato Corp.(Class "A" Stock) .....................       59,550           1,229,708
   Too, Inc.* ......................................       48,300           1,128,771
   Wolverine World Wide, Inc. ......................       56,450           1,355,364
                                                                         ------------
                                                                            3,713,843
                                                                         ------------
COMMERCIAL SERVICES -- 0.8%
   Community Trust Bancorp, Inc. ...................        1,900              62,168
   Quanta Services, Inc.* ..........................       90,500             796,400
                                                                         ------------
                                                                              858,568
                                                                         ------------
COMPUTER HARDWARE -- 1.9%
   Imation Corp. ...................................       32,900           1,276,191
   PalmOne, Inc.* ..................................       25,500             759,135
                                                                         ------------
                                                                            2,035,326
                                                                         ------------
COMPUTER SERVICES & SOFTWARE -- 3.7%
   Agilysys, Inc. ..................................       52,500             824,250
   Avocent Corp.* ..................................        8,900             232,646
   Covansys Corp.* .................................        8,700             111,795
   Internet Security Systems, Inc.* ................       13,600             275,944
   Paxar Corp.* ....................................       62,400           1,107,600
   Perot Systems Corp.
     (Class "A" Stock)* ............................       85,300           1,212,966
   TIBCO Software, Inc.* ...........................       43,800             286,452
                                                                         ------------
                                                                            4,051,653
                                                                         ------------
CONSTRUCTION -- 1.5%
   Dycom Industries, Inc. ..........................       60,200           1,192,562
   WCI Communities, Inc.* ..........................       13,500             432,405
                                                                         ------------
                                                                            1,624,967
                                                                         ------------
CONSUMER PRODUCTS & SERVICES -- 3.0%
   Buckeye Technologies, Inc.* .....................       67,400             537,178
   Dollar Thrifty Automotive Group, Inc.* ..........       35,900           1,363,482
   Geo Group, Inc.* ................................       11,300             283,065
   Jakks Pacific, Inc. .............................       47,900             920,159
   Nu Skin Enterprises, Inc.
     (Class "A" Stock) .............................        8,600             200,380
                                                                         ------------
                                                                            3,304,264
                                                                         ------------
CONTAINERS & PACKAGING -- 1.0%
   Silgan Holdings, Inc. ...........................       19,200           1,079,808
                                                                         ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.4%
   Avista Corp. ....................................        6,500             120,835
   Electro Rent Corp.* .............................       17,100             248,634
   Fairchild Semiconductor
   International, Inc.* ............................       61,000             899,750
   The Empire District Electric Co. ................        3,900              93,444
   UIL Holdings Corp. ..............................        2,200             118,382
                                                                         ------------
                                                                            1,481,045
                                                                         ------------
ENTERTAINMENT & LEISURE -- 0.8%
   Vail Resorts, Inc. ..............................       30,000             843,000
                                                                         ------------
EQUIPMENT SERVICES -- 1.0%
   United Rentals, Inc.(a)* ........................       53,600           1,083,256
                                                                         ------------
FINANCIAL - BANK & TRUST -- 12.7%
   BankAtlantic Bancorp, Inc.
    (Class "A" Stock) ..............................       43,000             814,850
   Central Pacific Financial Corp.* ................       31,700           1,128,520
   City Holding Co. ................................        5,600             204,512
   Corus Bankshares, Inc. ..........................       29,000           1,609,210
   First Bancorp./Puerto Rico ......................       43,300           1,738,495
   FirstFed Financial Corp.* .......................       30,800           1,835,988
   Harbor Florida Bancshares, Inc. .................        8,700             325,728
   National Penn Bancshares, Inc. ..................        2,600              64,948
   Pacific Capital Bancorp .........................       20,800             771,264
   PFF Bancorp, Inc. ...............................       30,750             931,417
   Prosperity Bancshares, Inc. .....................       48,100           1,376,141
   Provident Financial Services, Inc. ..............       22,900             402,353
   Republic Bancorp, Inc.(MI) ......................       10,900             163,282
   Sterling Financial Corp.(WA)* ...................       44,504           1,664,450
   UMB Financial Corp. .............................        2,300             131,169
   Umpqua Holdings Corp. ...........................       16,000             376,640
   Wesbanco, Inc. ..................................        6,900             207,138
                                                                         ------------
                                                                           13,746,105
                                                                         ------------
FINANCIAL - SERVICES -- 3.6%
   Apollo Investment Corp. .........................       35,100             646,893
   Bancfirst Corp. .................................        6,100             530,639
   CompuCredit Corp.(a)* ...........................       26,200             898,136
   ITLA Capital Corp.* .............................        9,700             522,830
   Metris Cos., Inc.* ..............................       43,000             621,780
   WSFS Financial Corp. ............................       13,300             727,643
                                                                         ------------
                                                                            3,947,921
                                                                         ------------
FOOD -- 2.3%
   Flowers Foods, Inc. .............................       35,200           1,244,672
   Lance, Inc. .....................................       74,000           1,273,540
                                                                         ------------
                                                                            2,518,212
                                                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B37

                  ---------------------------------------------
                  AST DEAM SMALL-CAP VALUE PORTFOLIO(CONTINUED)
                  ---------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS
                                                                            VALUE
(CONTINUED)                                                SHARES          (NOTE 2)
                                                          --------       ------------
HEALTHCARE SERVICES -- 2.1%
   Kindred Healthcare, Inc.* .......................       25,400        $  1,006,094
   Magellan Health Services, Inc.* .................        3,900             137,709
   Rehabcare Group, Inc.* ..........................       27,100             724,383
   Res-Care, Inc.* .................................       27,500             372,900
                                                                         ------------
                                                                            2,241,086
                                                                         ------------
INDUSTRIAL PRODUCTS -- 4.5%
   Brady Corp. .....................................       21,000             651,000
   Hexel Corp.* ....................................       42,400             717,408
   Mueller Industries, Inc. ........................       26,200             710,020
   Quanex Corp. ....................................       26,250           1,391,512
   Reliance Steel & Aluminum Co.* ..................       16,000             593,120
   Tredegar Corp. ..................................       49,900             778,440
                                                                         ------------
                                                                            4,841,500
                                                                         ------------
INSURANCE -- 3.1%
   Argonaut Group, Inc.* ...........................       47,600           1,099,084
   Midland Co. .....................................        6,400             225,216
   Navigators Group, Inc.* .........................       26,100             902,277
   ProAssurance Corp.* .............................        7,700             321,552
   Safety Insurance Group, Inc.* ...................       24,900             840,624
                                                                         ------------
                                                                            3,388,753
                                                                         ------------
INTERNET SERVICES -- 0.2%
   Interwoven, Inc.* ...............................        8,700              65,511
   RSA Security, Inc.* .............................       16,200             185,976
                                                                         ------------
                                                                              251,487
                                                                         ------------
LUMBER & WOOD PRODUCTS -- 0.7%
   Deltic Timber Corp. .............................       19,200             730,176
                                                                         ------------
MACHINERY & EQUIPMENT -- 2.7%
   Flowserve Corp.* ................................        9,000             272,340
   Gardener Denver, Inc. ...........................        7,900             277,132
   Kennametal, Inc. ................................       25,900           1,187,515
   Nacco Industries, Inc.
     (Class "A" Stock) .............................        1,600             171,552
   Stewart & Stevenson Services, Inc. ..............       45,900           1,040,094
                                                                         ------------
                                                                            2,948,633
                                                                         ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.1%
   Cambrex Corp. ...................................       49,900             950,595
   Haemonetics Corp.* ..............................        5,300             215,392
                                                                         ------------
                                                                            1,165,987
                                                                         ------------
METALS & MINING -- 1.3%
   Carpenter Technology ............................       20,700           1,072,260
   Stillwater Mining Co.* ..........................       53,300             395,486
                                                                         ------------
                                                                            1,467,746
                                                                         ------------
OIL & GAS -- 5.8%
   Energy Partners Ltd.* ...........................       52,200           1,368,162
   Harvest Natural Resources, Inc.* ................       80,800             883,144
   Meridian Resource Corp.(The)* ...................      128,800             615,664
   Northwest Natural Gas Co. .......................       14,600             558,304
   Stone Energy Corp.* .............................       30,300           1,481,670
   Swift Energy Co.* ...............................       23,600             845,352
   WGL Holdings, Inc. ..............................       17,300             581,972
                                                                         ------------
                                                                            6,334,268
                                                                         ------------
PHARMACEUTICALS -- 1.1%
   Albany Molecular Research, Inc. .................       30,300             424,200
   Andrx Corp. .....................................       37,500             761,625
                                                                         ------------
                                                                            1,185,825
                                                                         ------------
PRINTING & PUBLISHING -- 0.9%
   Consolidated Graphics, Inc.* ....................        2,000              81,540
   Scholastic Corp.* ...............................       22,100             851,955
                                                                         ------------
                                                                              933,495
                                                                         ------------
REAL ESTATE INVESTMENT TRUST -- 10.7%
   Alexandria Real Estate Equities, Inc. ...........        6,200             455,390
   Amli Residential Properties Trust ...............       11,600             362,616
   Brandywine Realty Trust .........................       17,000             521,050
   Capital Automotive ..............................        7,900             301,543
   Colonial Properties Trust .......................       12,100             532,400
   Commercial Net Lease Realty, Inc. ...............       18,700             382,789
   Corporate Office Properties Trust ...............       16,000             471,200
   Cousins Properties, Inc. ........................       12,800             378,624
   Equity Lifestyle Properties, Inc. ...............        7,500             298,200
   Equity One, Inc. ................................       15,900             360,930
   First Industrial Realty Trust, Inc. .............       13,000             518,700
   Gables Residential Trust ........................       11,400             492,822
   Glenborough Realty Trust, Inc. ..................       15,900             327,381
   Heritage Property Investment Trust ..............       11,900             416,738
   Highwoods Properties, Inc. ......................       18,100             538,656
   Home Properties of New York, Inc. ...............        9,300             400,086
   IMPAC Mortgage Holdings, Inc.(a) ................       23,500             438,275
   Kilroy Realty Corp. .............................        9,100             432,159
   Lexington Corp. Properties Trust ................       17,500             425,425
   Maguire Properties, Inc.* .......................       14,000             396,760
   Mid-America Apartment
     Communities, Inc. .............................        8,500             386,070
   Nationwide Health Properties, Inc. ..............       19,400             458,034
   Pennsylvania Real Estate
     Investment Trust ..............................       11,200             532,000
   Prentiss Properties Trust .......................       15,300             557,532
   RAIT Investment Trust ...........................       12,600             377,370
   Senior Housing Properties Trust .................       21,800             412,238
   Sovran Self Storage, Inc. .......................        7,400             336,404
   Taubman Centers, Inc. ...........................        1,200              40,908
                                                                         ------------
                                                                           11,552,300
                                                                         ------------
RESTAURANTS -- 2.2%
   Dave & Buster's, Inc.* ..........................       48,100             886,964
   Jack in the Box, Inc.* ..........................       29,000           1,099,680
   O'Charleys, Inc.* ...............................       19,800             349,668
                                                                         ------------
                                                                            2,336,312
                                                                         ------------
RETAIL & MERCHANDISING -- 4.2%
   Cash America International, Inc. ................       62,400           1,255,488
   Genesco, Inc.* ..................................        5,700             211,413
   Jo-Ann Stores, Inc.* ............................       28,800             760,032
   Libbey, Inc. ....................................        8,600             135,966
   RC2 Corp.* ......................................       18,400             691,288
   Stage Stores, Inc.* .............................       21,800             950,480
   The Buckle, Inc. ................................        4,800             212,832
   Zale Corp.(a)* ..................................       11,700             370,773
                                                                         ------------
                                                                            4,588,272
                                                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B38

                  ---------------------------------------------
                  AST DEAM SMALL-CAP VALUE PORTFOLIO(CONTINUED)
                  ---------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS
                                                                            VALUE
(CONTINUED)                                                SHARES          (NOTE 2)
                                                          --------       ------------
SEMICONDUCTORS -- 2.1%
   Axcelis Technologies, Inc.* .....................       87,400        $    599,564
   Integrated Device Technology, Inc. ..............       76,400             821,300
   Photronics, Inc.* ...............................       38,200             891,588
                                                                         ------------
                                                                            2,312,452
                                                                         ------------
SOFTWARE -- 0.3%
   Keane, Inc.* ....................................       23,000             315,100
                                                                         ------------
TELECOMMUNICATIONS -- 4.5%
   Commonwealth Telephone
     Enterprises, Inc.* ............................       32,100           1,345,311
   CT Communications, Inc. .........................       42,800             558,540
   Emmis Communications Corp.
     (Class "A" Stock)* ............................       67,600           1,194,492
   General Communication, Inc.
     (Class "A" Stock).* ...........................       86,000             848,820
   Talk America Holdings, Inc. .....................       45,200             452,452
   Time Warner Telecom, Inc.
     (Class "A" Stock)* ............................       73,700             436,304
                                                                         ------------
                                                                            4,835,919
                                                                         ------------
TRANSPORTATION -- 1.1%
   Arkansas Best Corp. .............................       37,700           1,199,237
                                                                         ------------
UTILITIES -- 2.7%
   Allete, Inc. ....................................        7,700             384,230
   Black Hills Corp. ...............................       19,200             707,520
   New Jersey Resources Corp. ......................        3,400             164,050
   Sierra Pacific Resources(a)* ....................       97,200           1,210,140
   South Jersey Industries, Inc. ...................        7,900             482,848
                                                                         ------------
                                                                            2,948,788
                                                                         ------------
TOTAL LONG-TERM INVESTMENTS
   (cost $100,556,244) .............................                      104,590,563
                                                                         ------------
                                                       PRINCIPAL
INTEREST            MATURITY                            AMOUNT
  RATE                DATE                               (000)
--------            --------                           ---------
SHORT-TERM INVESTMENTS -- 3.9%
TIME DEPOSITS -- 0.3%
Credit Suisse First Boston(b)
 3.375%             07/01/05                              $315                314,792
                                                                         ------------
U.S. TREASURY OBLIGATION -- 0.7%
U.S. Treasury Bills(k)(n)
  2.81%             07/28/05                               695                693,586
                                                                         ------------

                                                            SHARES
                                                          ----------
NON-REGISTERED INVESTMENT COMPANY -- 2.9%
  BlackRock Institutional
    Money Market Trust(b)(j) .......................      3,166,808         3,166,808
                                                                         ------------
TOTAL SHORT-TERM INVESTMENTS
 (cost $4,175,135) .................................                        4,175,186
                                                                         ------------
TOTAL INVESTMENTS -- 100.4%
 (cost $104,731,379; Note 6) .......................                      108,765,749

LIABILITIES IN EXCESS OF OTHER ASSETS
   (INCLUDES CASH COLLATERAL FOR SECURITIES
   ON LOAN OF $3,481,600)(u) -- (0.4)% .............                         (403,231)
                                                                         ------------
NET ASSETS -- 100.0% ...............................                     $108,362,518
                                                                         ============

*    Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $3,344,680; cash collateral of $3,481,600 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

(j)  Security available to institutional investors only.

(k) Security with an aggregate market value of $693,586 has been segregated with the custodian to cover margin requirements for the futures contracts open at June 30, 2005.

(n)  Rates shown are the effective yields at purchase date.

(u) Liabilities in excess of other assets includes unrealized appreciation on futures contracts as follows:

Futures contracts open at June 30, 2005:

 NUMBER
   OF                          EXPIRATION       VALUE AT            VALUE AT            UNREALIZED
CONTRACTS           TYPE         MONTH         TRADE DATE         JUNE 30, 2005        APPRECIATION
---------------------------------------------------------------------------------------------------
LONG POSITION:
   17           Russell 2000    Sep 05         $5,382,875          $5,466,350             $83,475
                                                                                          =======

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B39

                  ---------------------------------------------
                  AST DEAM SMALL-CAP VALUE PORTFOLIO(CONTINUED)
                  ---------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2005 were as follows:

INDUSTRY
---------
Financial - Bank & Trust                                12.7%
Real Estate Investment Trust                            10.7
Oil & Gas                                                5.8
Industrial Products                                      4.5
Telecommunications                                       4.5
Retail & Merchandising                                   4.2
Computer Services & Software                             3.7
Financial-Services                                       3.6
Clothing & Apparel                                       3.4
Insurance                                                3.1
Consumer Products & Services                             3.0
Machinery & Equipment                                    2.7
Utilities                                                2.7
Business Services                                        2.5
Chemicals                                                2.3
Food                                                     2.3
Restaurants                                              2.2
Healthcare Services                                      2.1
Semiconductors                                           2.1
Computer Hardware                                        1.9
Aerospace                                                1.5
Construction                                             1.5
Electronic Components & Equipment                        1.4
Metals & Mining                                          1.3
Medical Supplies & Equipment                             1.1
Pharmaceuticals                                          1.1
Transportation                                           1.1
Containers & Packaging                                   1.0
Equipment Services                                       1.0
Printing & Publishing                                    0.9
Automobile Manufacturers                                 0.8
Automotive Parts                                         0.8
Commercial Services                                      0.8
Entertainment & Leisure                                  0.8
Lumber & Wood Products                                   0.7
Software                                                 0.3
Building Materials                                       0.2
Internet Services                                        0.2
Short-Term Investments                                   3.9
                                                       -----
                                                       100.4
Liabilities in excess of other assets                   (0.4)
                                                       -----
                                                       100.0%
                                                       =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B40

                   ------------------------------------------
                   AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
                   ------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

LONG-TERM INVESTMENTS -- 97.9%                                               VALUE
COMMON STOCKS -- 97.9%                                    SHARES            (NOTE 2)
                                                         --------        -------------
AEROSPACE & DEFENSE -- 1.7%
   Alliant Techsystems, Inc.* ......................       80,925        $  5,713,305
                                                                         ------------
APPAREL/SHOES -- 2.8%
   Chico's FAS, Inc.*(a) ...........................      190,750           6,538,910
   Urban Outfitters, Inc.* .........................       50,000           2,834,500
                                                                         ------------
                                                                            9,373,410
                                                                         ------------
AUDIO TECHNOLOGY -- 1.1%
   Dolby Laboratories, Inc.(Class "A"
     Stock)* .......................................      160,590           3,542,615
                                                                         ------------
AUDIO/VISUAL EQUIPMENT -- 1.8%
   Harman International Industries, Inc. ...........       71,150           5,788,764
                                                                         ------------
AUTO PARTS & RELATED -- 2.1%
   Gentex Corp.(a) .................................      374,590           6,817,538
                                                                         ------------
BANKS -- 1.2%
   M&T Bank Corp. ..................................       36,925           3,883,033
                                                                         ------------
BIOTECHNOLOGY -- 0.5%
   Eyetech Pharmaceuticals, Inc.*(a) ...............      122,329           1,546,239
                                                                         ------------
BROADCASTING & CABLE/SATELLITE TV -- 5.1%
   Cablevision Systems New York Group
      (Class "A" Stock)(a) .........................      149,775           4,822,755
   Citadel Broadcasting Co.* .......................      258,279           2,957,294
   Entravision Communications Corp.
      (Class "A" Stock) ............................      608,305           4,738,696
   Univision Communications, Inc.
      (Class "A" Stock)(a) .........................      151,400           4,171,070
                                                                         ------------
                                                                           16,689,815
                                                                         ------------
COMMERCIAL SERVICES -- 7.9%
   Alliance Data Systems Corp.* ....................       78,800           3,196,128
   ARAMARK Corp.(Class "B" Stock) ..................      239,675           6,327,420
   ChoicePoint, Inc.* ..............................      120,190           4,813,610
   Cognizant Technology Solutions
      Corp.* .......................................       41,300           1,946,469
   Iron Mountain, Inc.* ............................      193,865           6,013,692
   Moody's Corp.(a) ................................       77,250           3,473,160
                                                                         ------------
                                                                           25,770,479
                                                                         ------------
COMPUTER HARDWARE -- 1.6%
   Avocent Corp.* ..................................      200,320           5,236,365
                                                                         ------------
COMPUTER SERVICES -- 3.2%
   Fiserv, Inc.* ...................................      134,600           5,781,070
   MoneyGram International, Inc. ...................      245,160           4,687,459
                                                                         ------------
                                                                           10,468,529
                                                                         ------------
COMPUTER SOFTWARE -- 6.2%
   Cognos, Inc.* (Canada)...........................      171,075           5,840,500
   Mercury Interactive Corp.*(a) ...................      121,550           4,662,658
   NAVTEQ Corp.* ...................................      127,000           4,721,860
   Salesforce.com, Inc.* ...........................      255,000           5,222,400
                                                                         ------------
                                                                           20,447,418
                                                                         ------------
CONSUMER SERVICES -- 0.5%
   VCA Antech, Inc.* ...............................       67,500           1,636,875
                                                                         ------------
DRUGS & MEDICINE -- 2.1%
   Amylin Pharmaceuticals, Inc.*(a) ................      161,490           3,379,986
   OSI Pharmaceuticals, Inc.*(a) ...................       83,700           3,420,819
                                                                         ------------
                                                                            6,800,805
                                                                         ------------
EDUCATIONAL SERVICES -- 1.5%
   ITT Educational Services, Inc.* .................       93,925           5,017,473
                                                                         ------------
GAMING/LODGING -- 3.5%
   GTECH Holdings Corp. ............................      120,100           3,511,724
   Harrah's Entertainment, Inc.(a) ............            65,275           4,704,369
   Marriott International, Inc.(Class "A"
      Stock) .......................................       49,475           3,375,185
                                                                         ------------
                                                                           11,591,278
                                                                         ------------
INSURANCE -- 1.4%
   Willis Group Holdings Ltd. ......................      141,425           4,627,426
                                                                         ------------
INTERNET & ONLINE -- 1.8%
   CNET Networks, Inc.* ............................      491,700           5,772,558
                                                                         ------------
MANUFACTURING -- 2.4%
   American Standard Cos., Inc. ....................       48,550           2,035,216
   Rockwell Automation, Inc.* ......................       83,400           4,062,414
   York International Corp. ........................       49,500           1,881,000
                                                                         ------------
                                                                            7,978,630
                                                                         ------------
MEDICAL PRODUCTS -- 9.2%
   Advanced Medical Optic, Inc. ....................       32,900           1,307,775
   Bard (C.R.), Inc. ...............................       85,425           5,681,617
   Biomet, Inc. ....................................      166,200           5,757,168
   Cooper Cos., Inc. ...............................       20,755           1,263,149
   Fisher Scientific International, Inc.*(a) .......      116,416           7,555,398
   Kinetic Concepts, Inc.*(a) ......................       74,300           4,458,000
   St. Jude Medical, Inc.* .........................       92,700           4,042,647
                                                                         ------------
                                                                           30,065,754
                                                                         ------------
MEDICAL SUPPLIES -- 1.9%
   Charles River Laboratories
     International, Inc.* ..........................      128,075           6,179,619
                                                                         ------------
MOVIES & ENTERTAINMENT -- 0.4%
   Lodgenet Entertainment Corp.* ...................       81,350           1,349,597
                                                                         ------------
NETWORKING/TELECOM EQUIPMENT -- 5.5%
   ADTRAN, Inc. ....................................       87,575           2,170,984
   Amphenol Corp. ..................................      149,500           6,005,415
   FLIR Systems, Inc.*(a) ..........................      193,300           5,768,072
   Juniper Networks, Inc.*(a) ......................      163,000           4,104,340
                                                                         ------------
                                                                           18,048,811
                                                                         ------------
OIL & GAS -- 1.1%
   XTO Energy, Inc. ................................      105,533           3,587,067
                                                                         ------------
OIL WELL SERVICES & EQUIPMENT -- 2.0%
   Smith International, Inc.(a) ....................      103,450           6,589,765
                                                                         ------------
OTHER ENERGY -- 0.5%
   Cooper Cameron Corp.* ...........................       26,300           1,631,915
                                                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B41

             ------------------------------------------------------
             AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (CONTINUED)
             ------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS
                                                                             VALUE
(CONTINUED)                                               SHARES            (NOTE 2)
                                                          -------        --------------
OTHER TECHNOLOGY -- 1.8%
   Cogent, Inc. ....................................       50,705        $  1,447,628
   Zebra Technologies Corp.(Class "A" Stock) .......      104,609           4,580,828
                                                                         ------------
                                                                            6,028,456
                                                                         ------------
PHARMACY BENEFIT MANAGER -- 1.4%
   Caremark Rx, Inc.* ..............................      100,675           4,482,052
                                                                         ------------
PRODUCER GOODS -- 2.0%
   Grainger, (W.W.), Inc. ..........................      117,925           6,461,111
                                                                         ------------
PUBLISHING -- 4.3%
   Lamar Advertising Co.*(a) .......................      182,150           7,790,555
   Scripps, (E.W.) Co. (Class "A" Stock) ...........      133,360           6,507,968
                                                                         ------------
                                                                           14,298,523
                                                                         ------------
RESTAURANTS -- 1.6%
   Chang's China Bistro, (P.F.), Inc.* .............       92,014           5,426,986
                                                                         ------------
RETAILING -- 6.5%
   Bed Bath & Beyond, Inc.* ........................       59,700           2,494,266
   CarMax, Inc.*(a) ................................      114,100           3,040,765
   PETCO Animal Supplies, Inc.* ....................      202,870           5,948,149
   Select Comfort Corp.* ...........................      108,800           2,331,584
   Williams-Sonoma, Inc.* ..........................      193,055           7,639,186
                                                                         ------------
                                                                           21,453,950
                                                                         ------------
SEMICONDUCTORS/SEMI CAP -- 7.9%
   KLA-Tencor Corp.* ...............................      110,925           4,847,423
   Linear Technology Corp.(a) ......................      177,096           6,497,652
   Marvell Technology Group Ltd.* ..................      116,600           4,435,464
   Microchip Technology, Inc. ......................      118,950           3,523,299
   Tessera Technologies, Inc.* .....................      197,700           6,605,157
                                                                         ------------
                                                                           25,908,995
                                                                         ------------
TELECOMMUNICATIONS -- 2.4%
   Crown Castle International Corp.*(a) ............      297,275           6,040,629
   Neustar, Inc.(Class "A" Stock)* .................       69,400           1,776,640
                                                                         ------------
                                                                            7,817,269
                                                                         ------------
TRANSPORTATION -- 1.0%
   Robinson Worldwide, (C.H.), Inc. ................       59,225           3,446,894
                                                                         ------------
TOTAL LONG-TERM INVESTMENTS
   (cost $296,259,047) .............................                      321,479,319
                                                                         ------------
                                                        PRINCIPAL
INTEREST                   MATURITY                      AMOUNT
  RATE                       DATE                         (000)
--------                  -----------                  -----------
SHORT-TERM INVESTMENTS -- 15.5%
COMMERCIAL PAPER -- 6.1%
Countrywide Home Loans(b)
  3.317%                   07/22/05                       $ 6,087           6,073,442
Morgan Stanley(b)(c)
  3.517%                   07/01/05                         3,579           3,578,686
Skandinaviska Enskilda Banken(b)(c)
  3.21%                    07/17/05                        10,443          10,443,491
                                                                         ------------
                                                                           20,095,619
                                                                         ------------
CORPORATE OBLIGATIONS -- 4.7%
Bank of America NA(b)(c)
  3.517%                   07/01/05                         1,354           1,354,291
Goldman Sachs(b)(c)
  3.517%                   07/01/05                         3,835           3,834,573
Lehman Brothers(b)(c)
  3.497%                   07/01/05                         5,936           5,935,865
Natexis Banque NY(b)(c)
  3.487%                   07/01/05                           667             666,559
Sedna Finance Corp.(b)(c)
   3.19%                   07/15/05                         3,602           3,601,610
                                                                         ------------
                                                                           15,392,898
                                                                         ------------
TIME DEPOSITS -- 1.6%
Credit Suisse First Boston(b)
  3.375%                   07/01/05                         3,273           3,273,217
Societe Generale NY(b)
  3.375%                   07/01/05                         1,881           1,881,285
                                                                         ------------
                                                                            5,154,502
                                                                         ------------
                                                          SHARES
                                                         --------
NON-REGISTERED INVESTMENT COMPANY -- 3.1%
BlackRock Institutional Money
   Market Trust(b)(j) ..............................   10,221,619          10,221,619
                                                                         ------------
TOTAL SHORT-TERM INVESTMENTS
   (cost $50,864,638) ..............................                       50,864,638
                                                                         ------------
TOTAL INVESTMENTS -- 113.4%
   (cost $347,123,686; Note 6) .....................                      372,343,957

LIABILITIES IN EXCESS OF OTHER ASSETS
   (INCLUDES CASH COLLATERAL FOR SECURITIES
   ON LOAN OF $50,864,638) -- (13.4)%
   (cost $347,123,686; Note 6) ......................                     (44,044,232)
                                                                         ------------
NET ASSETS -- 100.0% ................................                    $328,299,725
                                                                         ============

*    Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $48,973,410; cash collateral of $50,864,638 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

(c) Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.

(j)  Security available to institutional investors only.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B42

             ------------------------------------------------------
             AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (CONTINUED)
             ------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2005 were as follows:

INDUSTRY
--------
Medical Products                                         9.2%
Commercial Services                                      7.9
Semiconductors/Semi Cap                                  7.9
Retailing                                                6.5
Computer Software                                        6.2
Networking/Telecom Equipment                             5.5
Broadcasting & Cable/Satellite TV                        5.1
Publishing                                               4.3
Gaming/Lodging                                           3.5
Computer Services                                        3.2
Apparel/Shoes                                            2.8
Manufacturing                                            2.4
Telecommunications                                       2.4
Auto Parts & Related                                     2.1
Drugs & Medicine                                         2.1
Oil Well Services & Equipment                            2.0
Producer Goods                                           2.0
Medical Supplies                                         1.9
Audio/Visual Equipment                                   1.8
Internet & Online                                        1.8
Other Technology                                         1.8
Aerospace & Defense                                      1.7
Computer Hardware                                        1.6
Restaurants                                              1.6
Educational Services                                     1.5
Insurance                                                1.4
Pharmacy Benefit Manager                                 1.4
Banks                                                    1.2
Audio Technology                                         1.1
Oil & Gas                                                1.1
Transportation                                           1.0
Biotechnology                                            0.5
Consumer Services                                        0.5
Other Energy                                             0.5
Movies & Entertainment                                   0.4
Short-Term Investments                                  15.5
                                                       -----
                                                       113.4
Liabilities in excess of other assets                  (13.4)
                                                       -----
                                                       100.0%
                                                       =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B43

                  ---------------------------------------------
                  AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
                  ---------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

LONG-TERM INVESTMENTS -- 99.1%                                              VALUE
COMMON STOCKS                                              SHARES          (NOTE 2)
                                                          --------       ------------
ADVERTISING -- 2.7%
   aQuantive, Inc.* ................................      105,000        $  1,860,600
   Getty Images, Inc.* .............................       70,000           5,198,200
   Monster Worldwide, Inc.* ........................       95,000           2,724,600
                                                                         ------------
                                                                            9,783,400
                                                                         ------------
AEROSPACE -- 1.3%
   Goodrich Corp. ..................................       22,500             921,600
   Rockwell Collins, Inc.(a) .......................       76,500           3,647,520
                                                                         ------------
                                                                            4,569,120
                                                                         ------------
AUTOMOTIVE PARTS -- 0.9%
   Advance Auto Parts, Inc.* .......................       47,500           3,066,125
                                                                         ------------
BIOTECHNOLOGY -- 1.0%
   Genzyme Corp.* ..................................       60,000           3,605,400
                                                                         ------------
BUSINESS SERVICES -- 3.6%
   CB Richard Ellis Group, Inc.* ...................       98,000           4,298,280
   Corporate Executive Board
     Co.(The)(a) ...................................      107,500           8,420,475
                                                                         ------------
                                                                           12,718,755
                                                                         ------------
CHEMICALS -- 0.9%
   Airgas, Inc. ....................................      125,000           3,083,750
                                                                         ------------
CLOTHING & APPAREL -- 3.0%
   Coach, Inc.* ....................................      256,000           8,593,920
   Urban Outfitters, Inc.* .........................       38,000           2,154,220
                                                                         ------------
                                                                           10,748,140
                                                                         ------------
COMMERCIAL SERVICES -- 1.9%
   Alliance Data Systems Corp.*(a) .................      170,000           6,895,200
                                                                         ------------
COMPUTER HARDWARE -- 1.0%
   Seagate Technology* .............................      200,000           3,510,000
                                                                         ------------
COMPUTER SERVICES & SOFTWARE -- 6.8%
   Activision, Inc.* ...............................      157,500           2,601,900
   Autodesk, Inc.(a) ...............................      120,000           4,124,400
   CACI International, Inc.
      (Class "A" Stock)* ...........................       48,500           3,063,260
   Cerner Corp.*(a) ................................       65,000           4,418,050
   Cognizant Technology
      Solutions Corp.* .............................      150,000           7,069,500
   Cognos, Inc.* (Canada)...........................       87,000           2,970,180
                                                                         ------------
                                                                           24,247,290
                                                                         ------------
COMPUTERS -- 0.5%
   Apple Computer, Inc.*(a) ........................       48,500           1,785,285
                                                                         ------------
CONGLOMERATES -- 1.5%
   Danaher Corp.(a) ................................       99,500           5,207,830
                                                                         ------------
CONSTRUCTION -- 0.5%
   D.R. Horton, Inc. ...............................       49,000           1,842,890
                                                                         ------------
CONSUMER PRODUCTS & SERVICES -- 1.8%
   Fortune Brands, Inc. ............................       46,000           4,084,800
   Lauder, (Estee) Cos., Inc.
     (Class "A" Stock) .............................       58,600           2,293,018
                                                                         ------------
                                                                            6,377,818
                                                                         ------------
DISTRIBUTION/WHOLESALE -- 1.7%
   Fastenal Co.(a) .................................       98,500           6,034,110
                                                                         ------------
EDUCATION -- 0.3%
   Laureate Education, Inc. ........................       20,000             957,200
                                                                         ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 5.1%
   Harman International Industries, Inc. ...........       43,500           3,539,160
   Jabil Circuit, Inc.* ............................       78,000           2,396,940
   Lipman ..........................................       52,500           1,615,425
   Rockwell Automation, Inc.* ......................       78,500           3,823,735
   Zebra Technologies Corp.
      (Class "A" Stock) ............................      160,000           7,006,400
                                                                         ------------
                                                                           18,381,660
                                                                         ------------
ENTERTAINMENT & LEISURE -- 4.5%
   Dolby Laboratories, Inc.
     (Class "A" Stock)* ............................       10,900             240,454
   Gaylord Entertainment Co.
     (Class "A" Stock)*(a) .........................       75,500           3,509,995
   Royal Caribbean Cruises Ltd.(a) .................       97,000           4,690,920
   Station Casinos, Inc. ...........................      108,500           7,204,400
   WMS Industries, Inc.* ...........................       14,800             499,500
                                                                         ------------
                                                                           16,145,269
                                                                         ------------
FINANCIAL - SERVICES -- 6.9%
   Capital Source, Inc.*(a) ........................      185,000           3,631,550
   Chicago Mercantile Exchange
     Holding, Inc. .................................       16,500           4,875,750
   Investors Financial Services Corp.(a) ...........       97,500           3,687,450
   Legg Mason, Inc. ................................       60,000           6,246,600
   Moody's Corp. ...................................       96,000           4,316,160
   Nuveen Investments (Class "A" Stock) ............       48,000           1,805,760
                                                                         ------------
                                                                           24,563,270
                                                                         ------------
FOOD -- 1.4%
   Whole Foods Market, Inc. ........................       42,000           4,968,600
                                                                         ------------
HEALTHCARE SERVICES -- 3.5%
   American Healthways, Inc.*(a) ...................       40,000           1,690,800
   Omnicare, Inc. ..................................       76,500           3,245,895
   PacifiCare Health Systems, Inc.*(a) .............       61,000           4,358,450
   VCA Antech, Inc.* ...............................      135,500           3,285,875
                                                                         ------------
                                                                           12,581,020
                                                                         ------------
HOTELS & MOTELS -- 2.4%
   Marriott International, Inc.
     (Class "A" Stock) .............................       69,000           4,707,180
   MGM Mirage, Inc.* ...............................      100,000           3,958,000
                                                                         ------------
                                                                            8,665,180
                                                                         ------------
INDUSTRIAL PRODUCTS -- 1.7%
   Donaldson Co., Inc.(a) ..........................      128,300           3,891,339
   Precision Castparts Corp. .......................       29,500           2,298,050
                                                                         ------------
                                                                            6,189,389
                                                                         ------------
INTERNET SERVICES -- 2.4%
   F5 Networks, Inc.* ..............................       37,500           1,771,312
   Macromedia, Inc.* ...............................       75,000           2,866,500
   McAfee, Inc.* ...................................       68,500           1,793,330

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B44

            ---------------------------------------------------------
            AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO (CONTINUED)
            ---------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS                                                         VALUE
(CONTINUED)                                           SHARES         (NOTE 2)
                                                   -----------     ------------
INTERNET SERVICES (CONT'D.)
   Verisign, Inc.*(a) ..........................      76,500       $  2,200,140
                                                                   ------------
                                                                      8,631,282
                                                                   ------------
MACHINERY & EQUIPMENT -- 1.3%
   National-Oilwell, Inc.* .....................      94,500          4,492,530
                                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 9.5%
   Bard (C.R.), Inc. ...........................      89,000          5,919,390
   Cytyc Corp.* ................................     201,500          4,445,090
   Invitrogen Corp.*(a) ........................      55,000          4,580,950
   Kinetic Concepts, Inc.* .....................      91,000          5,460,000
   Kyphon, Inc.* ...............................     107,000          3,722,530
   Martek Biosciences Corp.*(a) ................      25,500            967,725
   ResMed, Inc.* ...............................      78,000          5,147,220
   Varian Medical Systems, Inc.* ...............     100,500          3,751,665
                                                                   ------------
                                                                     33,994,570
                                                                   ------------
OIL & GAS -- 6.9%
   Canadian Natural Resources Ltd. .............     130,000          4,729,400
   Denbury Resources, Inc. .....................      58,000          2,306,660
   GlobalSantaFe Corp. .........................      44,000          1,795,200
   Quicksilver Resources, Inc.* ................      72,500          4,634,925
   Smith International, Inc. ...................      67,700          4,312,490
   XTO Energy, Inc. ............................     201,000          6,831,990
                                                                   ------------
                                                                     24,610,665
                                                                   ------------
PHARMACEUTICALS -- 3.4%
   Celgene Corp.*(a) ...........................     150,000          6,115,500
   Gilead Sciences, Inc.* ......................     134,000          5,894,660
                                                                   ------------
                                                                     12,010,160
                                                                   ------------
RETAIL -- 1.1%
   PETsMART, Inc. ..............................     132,500          4,021,375
                                                                   ------------
RETAIL & MERCHANDISING -- 3.5%
   Abercrombie & Fitch Co. .....................      60,000          4,122,000
   Dick's Sporting Goods, Inc.* ................      30,000          1,157,700
   Michaels Stores, Inc.* ......................      42,500          1,758,225
   Nordstrom, Inc. .............................      83,000          5,641,510
                                                                   ------------
                                                                     12,679,435
                                                                   ------------
SEMICONDUCTORS -- 6.1%
   Broadcom Corp.(Class "A" Stock)* ............      45,000          1,597,950
   International Rectifier Corp.*(a) ...........      52,500          2,505,300
   KLA-Tencor Corp.* ...........................      20,000            874,000
   Marvell Technology Group Ltd.* ..............     123,500          4,697,940
   MEMC Electronic Materials, Inc.* ............      57,000            898,890
   Microchip Technology, Inc. ..................     135,500          4,013,510
   Microsemi Corp.* ............................     231,300          4,348,440
   National Semiconductor Corp. ................     132,500          2,918,975
                                                                   ------------
                                                                     21,855,005
                                                                   ------------
SOFTWARE -- 1.2%
   Mercury Interactive Corp.*(a) ...............     110,000          4,219,600
                                                                   ------------
TELECOMMUNICATIONS -- 5.7%
   American Tower Corp.
      (Class "A" Stock)(a) .....................     160,000          3,363,200
   Juniper Networks, Inc.*(a) ..................     150,000          3,777,000
   Leap Wireless International, Inc.* ..........     150,000          4,162,500
   Neustar, Inc.(Class "A" Stock)* .............      10,000            256,000
   Nextel Partners, Inc.
      (Class "A" Stock)*(a) ....................     278,000          6,997,260
   NII Holdings, Inc.* .........................      29,500          1,886,230
                                                                   ------------
                                                                     20,442,190
                                                                   ------------
TRANSPORTATION -- 1.7%
   J.B. Hunt Transport Services, Inc. ..........     180,000          3,474,000
   Robinson Worldwide, (C.H.), Inc. ............      42,500          2,473,500
                                                                   ------------
                                                                      5,947,500
                                                                   ------------
UTILITIES -- 1.4%
   Peabody Energy Corp. ........................      97,000          5,047,880
                                                                   ------------
TOTAL LONG-TERM INVESTMENTS
   (cost $253,935,247) .........................                    353,878,893
                                                                   ------------

                                                     PRINCIPAL
INTEREST             MATURITY                         AMOUNT
  RATE                 DATE                           (000)
--------             --------                       ---------
SHORT-TERM INVESTMENTS -- 14.5%
COMMERCIAL PAPER -- 5.0%
Morgan Stanley(b)(c)
   3.517%             07/01/05                        $8,723          8,722,812
Skandinaviska Enskilda Banken(b)(c)
   3.21%              07/17/05                           731            731,331
Victory Receivables Corp.(b)
   3.309%             07/27/05                         8,341          8,318,289
                                                                   ------------
                                                                     17,772,432
                                                                   ------------
CORPORATE OBLIGATIONS -- 1.4%
Bank of America NA(b)(c)
   3.517%             07/01/05                           534            533,981
Goldman Sachs(b)(c)
   3.517%             07/01/05                         3,540          3,539,660
Morgan Stanley(b)(c)
   3.507%             07/01/05                           919            919,390
                                                                   ------------
                                                                      4,993,031
                                                                   ------------
TIME DEPOSITS -- 1.3%
Credit Suisse First Boston(b)
   3.375%             07/01/05                         2,787          2,786,795
Societe Generale NY(b)
   3.375%             07/01/05                         1,813          1,813,071
                                                                   ------------
                                                                      4,599,866
                                                                   ------------

                                                      SHARES
                                                   -----------
NON-REGISTERED INVESTMENT COMPANY -- 5.7%
   BlackRock Institutional Money
      Market Trust(b)(j) .......................  20,604,953         20,604,953
                                                                   ------------
REGISTERED INVESTMENT COMPANIES -- 1.1%
   BlackRock Provident Institutional
      Funds TempCash Portfolio(j) ..............   2,019,758          2,019,758
   BlackRock Provident Institutional
      Funds TempFund Portfolio(j) ..............   2,019,758          2,019,758
                                                                   ------------
                                                                      4,039,516
                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B45

            ---------------------------------------------------------
            AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO (CONTINUED)
            ---------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                      VALUE
                                                                     (NOTE 2)
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
   (cost $52,009,798) ..........................                   $ 52,009,798
                                                                   ------------
TOTAL INVESTMENTS -- 113.6%
   (cost $305,945,045; Note 6) .................                    405,888,691

LIABILITIES IN EXCESS OF OTHER ASSETS
   (INCLUDES CASH COLLATERAL FOR SECURITIES
   ON LOAN OF $47,970,282) -- (13.6)% ..........                    (48,692,501)
                                                                   ------------
NET ASSETS -- 100.0% ...........................                   $357,196,190
                                                                   ============

*   Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $46,331,163; cash collateral of $47,970,282 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c) Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.

(j) Security available to institutional investors only.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2005 were as follows:

INDUSTRY
--------
Medical Supplies & Equipment                                               9.5%
Financial Services                                                         6.9
Oil & Gas                                                                  6.9
Computer Services & Software                                               6.8
Semiconductors                                                             6.1
Telecommunications                                                         5.7
Electronic Components & Equipment                                          5.1
Entertainment & Leisure                                                    4.5
Business Services                                                          3.6
Healthcare Services                                                        3.5
Retail & Merchandising                                                     3.5
Pharmaceuticals                                                            3.4
Clothing & Apparel                                                         3.0
Advertising                                                                2.7
Hotels & Motels                                                            2.4
Internet Services                                                          2.4
Commercial Services                                                        1.9
Consumer Products & Services                                               1.8
Distribution/Wholesale                                                     1.7
Industrial Products                                                        1.7
Transportation                                                             1.7
Conglomerates                                                              1.5
Food                                                                       1.4
Utilities                                                                  1.4
Aerospace                                                                  1.3
Machinery & Equipment                                                      1.3
Software                                                                   1.2
Retail                                                                     1.1
Biotechnology                                                              1.0
Computer Hardware                                                          1.0
Automotive Parts                                                           0.9
Chemicals                                                                  0.9
Computers                                                                  0.5
Construction                                                               0.5
Education                                                                  0.3
Short-Term Investments                                                    14.5
                                                                         -----
                                                                         113.6
Liabilities in excess of other assets                                    (13.6)
                                                                         -----
                                                                         100.0%
                                                                         =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B46

                  --------------------------------------------
                  AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO
                  --------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

LONG-TERM INVESTMENTS -- 96.9%                                       VALUE
COMMON STOCKS                                        SHARES         (NOTE 2)
                                                   ---------     --------------
AUTOMOTIVE PARTS -- 3.6%
   Advance Auto Parts, Inc.* ...................     462,600     $   29,860,830
   AutoZone, Inc.*(a) ..........................      22,600          2,089,596
   BorgWarner, Inc. ............................     310,500         16,664,535
                                                                 --------------
                                                                     48,614,961
                                                                 --------------
BUILDING MATERIALS -- 1.8%
   Masco Corp. .................................     767,300         24,369,448
                                                                 --------------
BUSINESS SERVICES -- 1.3%
   Manpower, Inc.(a) ...........................     459,400         18,274,932
                                                                 --------------
CLOTHING & APPAREL -- 4.9%
   Liz Claiborne, Inc. .........................     358,000         14,234,080
   Reebok International Ltd.(a) ................     624,500         26,122,835
   Timberland Co.(The)
      (Class "A" Stock) ........................     172,800          6,690,816
   VF Corp. ....................................     351,600         20,118,552
                                                                 --------------
                                                                     67,166,283
                                                                 --------------
COMPUTER HARDWARE -- 1.7%
   Lexmark International, Inc.
      (Class "A" Stock)*(a) ....................     350,200         22,703,466
                                                                 --------------
CONGLOMERATES -- 1.5%
   Johnson Controls, Inc.(a) ...................     360,800         20,323,864
                                                                 --------------
CONSTRUCTION -- 9.4%
   Centex Corp.(a) .............................     453,400         32,041,778
   Hovnanian Enterprises, Inc.
      (Class "A" Stock)* .......................     255,800         16,678,160
   Lennar Corp.(Class "A" Stock)(a) ............     495,500         31,439,475
   Pulte Homes, Inc.(a) ........................     378,500         31,888,625
   WCI Communities, Inc.* ......................     484,500         15,518,535
                                                                 --------------
                                                                    127,566,573
                                                                 --------------
CONSUMER PRODUCTS & SERVICES -- 3.6%
   Black & Decker Corp.(a) .....................     203,700         18,302,445
   Rent-A-Center, Inc.* ........................     528,481         12,308,323
   Whirlpool Corp.(a) ..........................     259,000         18,158,490
                                                                 --------------
                                                                     48,769,258
                                                                 --------------
EDUCATION -- 1.8%
   Career Education Corp. ......................     675,253         24,721,012
                                                                 --------------
FINANCIAL - BANK & TRUST -- 9.7%
   Astoria Financial Corp. .....................     730,400         20,794,488
   Commerce Bancorp, Inc.(a) ...................     832,000         25,217,920
   First Horizon National Corp.(a) .............     564,900         23,838,780
   Hudson City Bancorp, Inc. ...................   2,285,800         26,080,978
   North Fork Bancorp, Inc. ....................     974,349         27,369,463
   TCF Financial Corp.(a) ......................     364,700          9,438,436
                                                                 --------------
                                                                    132,740,065
                                                                 --------------
FINANCIAL - SERVICES -- 7.7%
   Ambac Financial Group, Inc.(a) ..............     370,150         25,821,664
   Bear Stearns Cos., Inc.(a) ..................     236,100         24,540,234
   CIT Group, Inc. .............................     607,900         26,121,463
   IndyMac Bancorp, Inc.(a) ....................     585,200         23,835,196
   Waddell & Reed Financial, Inc.
      (Class "A" Stock) ........................     234,900          4,345,650
                                                                 --------------
                                                                    104,664,207
                                                                 --------------
FOOD -- 1.0%
   Fresh Del Monte Produce, Inc. ...............     507,100         13,651,132
                                                                 --------------
FURNITURE -- 1.4%
   Mohawk Industries, Inc.*(a) .................     239,400         19,750,500
                                                                 --------------
HEALTHCARE SERVICES -- 4.8%
   Coventry Health Care, Inc.* .................     389,100         27,528,825
   Health Management Associates,
      Inc.(Class "A" Stock)(a) .................     187,200          4,900,896
   Omnicare, Inc.(a) ...........................     785,400         33,324,522
                                                                 --------------
                                                                     65,754,243
                                                                 --------------
INDUSTRIAL PRODUCTS -- 1.4%
   Ingersoll-Rand Co., Ltd.
      (Class "A" Stock) ........................     259,500         18,515,325
                                                                 --------------
INSURANCE -- 9.4%
   Arch Capital Group Ltd.* ....................     467,400         21,056,370
   Endurance Specialty Holdings Ltd. ...........     258,300          9,768,906
   PMI Group, Inc.(The)(a) .....................     692,300         26,985,854
   Radian Group, Inc. ..........................     507,600         23,968,872
   RenaissanceRe Holdings Ltd. .................     430,600         21,202,744
   WellPoint, Inc.* ............................     361,000         25,140,040
                                                                 --------------
                                                                    128,122,786
                                                                 --------------
INTERNET SERVICES -- 1.1%
   Check Point Software
      Technologies Ltd. ........................     747,800         14,806,440
                                                                 --------------
MACHINERY & EQUIPMENT -- 1.7%
   Briggs & Stratton Corp.(a) ..................     671,600         23,250,792
                                                                 --------------
METALS & MINING -- 6.3%
   Alpha Natural Resources, Inc.* ..............     543,700         12,983,556
   Arch Coal, Inc.(a) ..........................     499,800         27,224,106
   Joy Global, Inc. ............................     393,700         13,224,383
   Peabody Energy Corp. ........................     285,300         14,847,012
   Phelps Dodge Corp. ..........................     191,200         17,686,000
                                                                 --------------
                                                                     85,965,057
                                                                 --------------
OIL & GAS -- 10.8%
   Canadian Natural Resources Ltd. .............     844,600         30,726,548
   Denbury Resources, Inc. .....................     424,900         16,898,273
   Quicksilver Resources, Inc.* ................     255,100         16,308,543
   Sunoco, Inc. ................................     119,600         13,596,128
   Talisman Energy, Inc.(Canada) ...............     714,300         26,836,251
   XTO Energy, Inc. ............................   1,253,509         42,606,771
                                                                 --------------
                                                                    146,972,514
                                                                 --------------
RESTAURANTS -- 1.3%
   Ruby Tuesday, Inc.(a) .......................     711,700         18,433,030
                                                                 --------------
RETAIL & MERCHANDISING -- 3.6%
   Dollar Tree Stores, Inc.*(a) ................     437,431         10,498,344
   Foot Locker, Inc. ...........................     456,700         12,431,374
   NBTY, Inc.* .................................     992,400         25,742,856
                                                                 --------------
                                                                     48,672,574
                                                                 --------------
TELECOMMUNICATIONS -- 1.0%
   Scientific-Atlanta, Inc. ....................     399,000         13,274,730
                                                                 --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B47

            --------------------------------------------------------
            AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO (CONTINUED)
            --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS
                                                                     VALUE
(CONTINUED)                                          SHARES         (NOTE 2)
                                                   ----------    --------------
TRANSPORTATION -- 5.1%
   Frontline Ltd.(a) ...........................     673,800     $   27,113,712
   General Maritime Corp. ......................     436,000         18,486,400
   Overseas Shipholding Group, Inc.(a) .........     301,200         17,966,580
   Teekay Shipping Corp. .......................     136,000          5,970,400
                                                                 --------------
                                                                     69,537,092
                                                                 --------------
UTILITIES -- 1.0%
   TXU Corp. ...................................     163,800         13,610,142
                                                                 --------------
TOTAL LONG-TERM INVESTMENTS
   (cost $1,186,448,099) .......................
                                                                  1,320,230,426
                                                                 --------------

                                                    PRINCIPAL
INTEREST             MATURITY                        AMOUNT
  RATE                 DATE                          (000)
--------             --------                       ---------
SHORT-TERM INVESTMENTS -- 26.0%
COMMERCIAL PAPER -- 1.1%
Skandinaviska Enskilda Banken(b)(c)
    3.21%             07/17/05                       $14,761         14,761,422
                                                                 --------------
CORPORATE OBLIGATIONS -- 2.3%
Bank of America NA(b)(c)
   3.517%             07/01/05                         1,181          1,181,070
Goldman Sachs(b)(c)
   3.517%             07/01/05                        15,377         15,376,574
Lehman Brothers(b)(c)
   3.497%             07/01/05                         5,036          5,036,240
Natexis Banque NY(b)(c)
   3.487%             07/01/05                         4,741          4,740,645
Sedna Finance Corp.(b)(c)
    3.19%             07/05/05                         4,429          4,428,981
                                                                 --------------
                                                                     30,763,510
                                                                 --------------
TIME DEPOSITS -- 1.8%
Credit Suisse First Boston(b)
   3.375%            07/01/05                         22,575         22,574,695
Societe Generale NY(b)
   3.375%            07/01/05                          2,276          2,275,556
                                                                 --------------
                                                                     24,850,251
                                                                 --------------

                                                     SHARES
                                                   -----------
NON-REGISTERED INVESTMENT COMPANY -- 17.9%
   BlackRock Institutional Money
      Market Trust(b)(j) .......................  244,304,524       244,304,524
                                                                 --------------
REGISTERED INVESTMENT COMPANIES -- 2.9%
   BlackRock Provident Institutional
      Funds TempCash Portfolio(j) ..............   38,854,498        38,854,498
                                                                 --------------
TOTAL SHORT-TERM INVESTMENTS
   (cost $353,534,205) .........................                    353,534,205
                                                                 --------------
TOTAL INVESTMENTS -- 122.9%
   (cost $1,539,982,304; Note 6) ...............                  1,673,764,631

LIABILITIES IN EXCESS OF OTHER ASSETS
   (INCLUDES CASH COLLATERAL FOR SECURITIES
   ON LOAN OF $314,679,707) -- (22.9)% .........                 $ (311,730,195)
                                                                 --------------
NET ASSETS -- 100.0% ...........................                 $1,362,034,436
                                                                 ==============

*   Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $304,692,265; cash collateral of $314,679,707 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c) Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.

(j) Security available to institutional investors only.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2005 were as follows:

INDUSTRY
--------
Oil & Gas                                                                 10.8%
Financial - Bank & Trust                                                   9.7
Construction                                                               9.4
Insurance                                                                  9.4
Financial Services                                                         7.7
Metals & Mining                                                            6.3
Transportation                                                             5.1
Clothing & Apparel                                                         4.9
Healthcare Services                                                        4.8
Automotive Parts                                                           3.6
Consumer Products & Services                                               3.6
Retail & Merchandising                                                     3.6
Building Materials                                                         1.8
Education                                                                  1.8
Computer Hardware                                                          1.7
Machinery & Equipment                                                      1.7
Conglomerates                                                              1.5
Furniture                                                                  1.4
Industrial Products                                                        1.4
Business Services                                                          1.3
Restaurants                                                                1.3
Internet Services                                                          1.1
Food                                                                       1.0
Telecommunications                                                         1.0
Utilities                                                                  1.0
Short-Term Investments                                                    26.0
                                                                         -----
                                                                         122.9
Liabilities in excess of other assets                                    (22.9)
                                                                         -----
                                                                         100.0%
                                                                         =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B48

                       ----------------------------------
                       AST ALGER ALL-CAP GROWTH PORTFOLIO
                       ----------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

LONG-TERM INVESTMENTS -- 97.3%                                        VALUE
COMMON STOCKS                                        SHARES          (NOTE 2)
                                                    ---------      ------------
AEROSPACE -- 2.4%
   General Dynamics Corp. ......................      31,600       $  3,461,464
   United Technologies Corp. ...................      74,800          3,840,980
                                                                   ------------
                                                                      7,302,444
                                                                   ------------
BEVERAGES -- 0.8%
   PepsiCo, Inc. ...............................      43,700          2,356,741
                                                                   ------------
BIOTECHNOLOGY -- 3.8%
   Affymetrix, Inc.* ...........................      26,000          1,402,180
   Amgen, Inc.* ................................      59,200          3,579,232
   Genentech, Inc.*(a) .........................      78,700          6,318,036
                                                                   ------------
                                                                     11,299,448
                                                                   ------------
BROADCASTING -- 1.6%
   News Corp., Inc.(Class "A" Stock) ...........     300,600          4,863,708
                                                                   ------------
CHEMICALS -- 0.5%
   Lubrizol Corp. ..............................      33,800          1,419,938
                                                                   ------------
CLOTHING & APPAREL -- 0.9%
   Coach, Inc.* ................................      81,300          2,729,241
                                                                   ------------
COMPUTER HARDWARE -- 0.5%
   Western Digital Corp.*(a) ...................     106,300          1,426,546
                                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 3.5%
   Brocade Communications
      Systems, Inc.* ...........................     174,600            677,448
   EMC Corp.* ..................................     116,000          1,590,360
   NAVTEQ Corp.* ...............................     175,800          6,536,244
   Verifone Holdings, Inc.* ....................     104,300          1,694,875
                                                                   ------------
                                                                     10,498,927
                                                                   ------------
COMPUTERS -- 1.2%
   Apple Computer, Inc.*(a) ....................      99,800          3,673,638
                                                                   ------------
CONGLOMERATES -- 1.6%
   Tyco International Ltd. .....................     164,000          4,788,800
                                                                   ------------
CONSUMER FINANCE -- 0.5%
   First Marblehead Corp.*(a) ..................      38,600          1,353,316
                                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 4.7%
   Gillette Co. ................................      78,400          3,969,392
   Johnson & Johnson ...........................      98,700          6,415,500
   Procter & Gamble Co. ........................      71,200          3,755,800
                                                                   ------------
                                                                     14,140,692
                                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.0%
   General Electric Co. ........................     172,700          5,984,055
                                                                   ------------
ENTERTAINMENT & LEISURE -- 3.3%
   Shanda Interactive Entertainment
      Ltd., ADR (China)*(a) ....................     173,400          6,379,386
   Time Warner, Inc.* ..........................     219,000          3,659,490
                                                                   ------------
                                                                     10,038,876
                                                                   ------------
FINANCIAL - BANK & TRUST -- 1.5%
   Hudson City Bancorp, Inc. ...................     192,200          2,193,002
   Wells Fargo & Co. ...........................      36,200          2,229,196
                                                                   ------------
                                                                      4,422,198
                                                                   ------------
FINANCIAL - CONSUMER -- 0.4%
   Ameritrade Holding Corp.* ...................      71,200          1,323,608
                                                                   ------------
FINANCIAL - SERVICES -- 2.4%
   Citigroup, Inc. .............................      65,000          3,004,950
   Lehman Brothers Holdings, Inc.(a) ...........      19,600          1,945,888
   Merrill Lynch & Co., Inc. ...................      40,300          2,216,903
                                                                   ------------
                                                                      7,167,741
                                                                   ------------
FOOD -- 0.8%
   Performance Food Group Co.* .................      83,300          2,516,493
                                                                   ------------
HEALTHCARE SERVICES -- 4.7%
   Caremark Rx, Inc.* ..........................      63,550          2,829,246
   Community Health Systems, Inc.* .............      72,100          2,724,659
   HCA, Inc. ...................................      60,100          3,405,867
   PacifiCare Health Systems, Inc.*(a) .........      46,200          3,300,990
   UnitedHealth Group, Inc. ....................      37,700          1,965,678
                                                                   ------------
                                                                     14,226,440
                                                                   ------------
HOTELS & MOTELS -- 1.2%
   Hilton Hotels Corp. .........................     144,500          3,446,325
                                                                   ------------
INSURANCE -- 4.3%
   American International Group, Inc. ..........      27,600          1,603,560
   CIGNA Corp. .................................      29,000          3,103,870
   Genworth Financial, Inc. ....................     101,400          3,065,322
   St. Paul Travelers Cos., Inc. (The)(a) ......      67,300          2,660,369
   WellPoint, Inc.* ............................      35,400          2,465,256
                                                                   ------------
                                                                     12,898,377
                                                                   ------------
INTERNET SERVICES -- 6.0%
   Google, Inc.(Class "A" Stock)* ..............      40,300         11,854,245
   Yahoo!, Inc.*(a) ............................     172,900          5,990,985
                                                                   ------------
                                                                     17,845,230
                                                                   ------------
INTERNET SOFTWARE & SERVICES -- 1.3%
   MicroStrategy, Inc.(Class "A" Stock) ........       5,550            294,372
   Netease.com, Inc., ADR (China)*(a) ..........      60,650          3,463,722
                                                                   ------------
                                                                      3,758,094
                                                                   ------------
MACHINERY & EQUIPMENT -- 3.7%
   Caterpillar, Inc.* ..........................      21,900          2,087,289
   National-Oilwell, Inc.* .....................     188,600          8,966,044
                                                                   ------------
                                                                     11,053,333
                                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.5%
   Bausch & Lomb, Inc. .........................      20,900          1,734,700
   Beckman Coulter, Inc. .......................      47,500          3,019,575
   McKesson Corp. ..............................      15,100            676,329
   St. Jude Medical, Inc.* .....................      46,700          2,036,587
                                                                   ------------
                                                                      7,467,191
                                                                   ------------
METALS & MINING -- 1.2%
   Alpha Natural Resources, Inc.* ..............      35,100            838,188
   Phelps Dodge Corp. ..........................      28,900          2,673,250
                                                                   ------------
                                                                      3,511,438
                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B49

                 ----------------------------------------------
                 AST ALGER ALL-CAP GROWTH PORTFOLIO (CONTINUED)
                 ----------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS
                                                                      VALUE
(CONTINUED)                                           SHARES         (NOTE 2)
                                                   -----------     ------------
OIL & GAS -- 2.6%
   BP PLC, ADR (United Kingdom) ................      50,200       $  3,131,476
   Patterson-UTI Energy, Inc. ..................      70,600          1,964,798
   Schlumberger Ltd. ...........................      36,000          2,733,840
                                                                   ------------
                                                                      7,830,114
                                                                   ------------
PHARMACEUTICALS -- 10.4%
   AmerisourceBergen Corp. .....................      32,200          2,226,630
   AstraZeneca Group PLC, ADR
      (United Kingdom) .........................      29,100          1,200,666
   Celgene Corp.* ..............................      39,600          1,614,492
   Gilead Sciences, Inc.* ......................      66,700          2,934,133
   IVAX Corp.* .................................     177,950          3,825,925
   Lilly, (Eli) & Co. ..........................      31,100          1,732,581
   MGI Pharma, Inc. ............................      31,400            683,264
   Novartis AG, ADR (Switzerland) ..............      69,400          3,292,336
   Pfizer, Inc. ................................     173,640          4,788,991
   Sanofi-Sythelabo SA, ADR (France)* ..........      66,500          2,725,835
   Schering-Plough Corp. .......................     151,600          2,889,496
   Sepracor, Inc.*(a) ..........................      32,800          1,968,328
   Vertex Pharmaceuticals Inc. .................      84,600          1,424,664
                                                                   ------------
                                                                     31,307,341
                                                                   ------------
RAILROADS -- 0.9%
   Burlington Northern Santa Fe Corp. ..........      58,200          2,740,056
                                                                   ------------
RETAIL -- 1.1%
   Bed Bath & Beyond, Inc.* ....................      76,800          3,208,704
                                                                   ------------
RETAIL & MERCHANDISING -- 7.2%
   Abercrombie & Fitch Co. .....................      11,600            796,920
   CVS Corp. ...................................     288,700          8,392,509
   Kohl's Corp.* ...............................     108,500          6,066,235
   Lowe's Cos., Inc. ...........................      51,600          3,004,152
   Neiman Marcus Group, Inc.
      (Class "A" Stock) ........................       3,100            300,452
   Wal-Mart Stores, Inc. .......................      62,200          2,998,040
                                                                   ------------
                                                                     21,558,308
                                                                   ------------
SEMICONDUCTORS -- 4.8%
   ATI Technologies, Inc.(Canada)* .............        81,300          963,405
   Broadcom Corp.(Class "A" Stock)* ............        43,850        1,557,113
   Intel Corp.(a) ..............................       149,800        3,903,788
   Marvell Technology Group Ltd.* ..............        87,000        3,309,480
   MEMC Electronic Materials, Inc.* ............        33,000          520,410
   Photronics, Inc.* ...........................        70,400        1,643,136
   Skyworks Solutions, Inc.* ...................       348,800        2,570,656
                                                                   ------------
                                                                     14,467,988
                                                                   ------------
SOFTWARE -- 3.7%
   Intuit, Inc.*(a) ............................      34,700          1,565,317
   Microsoft Corp. .............................     190,700          4,736,988
   Oracle Corp.* ...............................     373,600          4,931,520
                                                                   ------------
                                                                     11,233,825
                                                                   ------------
TELECOMMUNICATIONS -- 4.7%
   Arris Group, Inc.* ..........................      89,800            782,158
   Neustar, Inc.(Class "A" Stock)* .............      22,800            583,680
   Nextel Partners, Inc.
      (Class "A" Stock)* .......................     145,800          3,669,786
   Nokia Corp.(Class "A" Stock),
      ADR(Finland)* ............................     330,300          5,496,192
   Qualcomm, Inc. ..............................      62,950          2,077,980
   SpectraSite, Inc.* ..........................      20,500          1,525,815
                                                                   ------------
                                                                     14,135,611
                                                                   ------------
TRANSPORTATION -- 2.8%
   FedEx Corp. .................................      38,000          3,078,380
   UTI Worldwide, Inc.(British
      Virgin Islands) ..........................      75,900          5,284,158
                                                                   ------------
                                                                      8,362,538
                                                                   ------------
UTILITIES -- 1.8%
   Peabody Energy Corp. ........................     100,800          5,245,632
                                                                   ------------
TOTAL LONG-TERM INVESTMENTS
   (cost $261,898,325) .........................                    291,602,955
                                                                   ------------

                                                     PRINCIPAL
INTEREST             MATURITY                         AMOUNT
  RATE                 DATE                           (000)
--------             --------                       ---------
SHORT-TERM INVESTMENTS -- 13.0%
CERTIFICATES OF DEPOSIT -- 2.2%
Barclays Bank PLC(b)
   3.19%              07/08/05                        $1,397          1,396,746
UBS Bank(b)
   3.04%              07/01/05                         5,320          5,319,715
                                                                   ------------
                                                                      6,716,461
                                                                   ------------
COMMERCIAL PAPER -- 1.8%
Goldman Sachs(b)
  3.097%              07/08/05                         2,010          2,009,580
Morgan Stanley(b)(c)
  3.517%              07/01/05                         3,248          3,247,544
                                                                   ------------
                                                                      5,257,124
                                                                   ------------
CORPORATE OBLIGATIONS -- 1.2%
Bank of America NA(b)(c)
  3.517%              07/01/05                            13             13,084
Goldman Sachs(b)(c)
  3.517%              07/01/05                           462            462,088
Lehman Brothers(b)(c)
  3.497%              07/01/05                         1,905          1,905,432
Morgan Stanley(b)(c)
  3.507%              07/01/05                         1,190          1,189,888
Natexis Banque NY(b)(c)
  3.487%              07/01/05                           123            122,931
                                                                   ------------
                                                                      3,693,423
                                                                   ------------
TIME DEPOSITS -- 0.6%
Credit Suisse First Boston(b)
  3.375%              07/01/05                         1,278          1,278,178
Societe Generale NY(b)
  3.375%              07/01/05                           598            598,133
                                                                   ------------
                                                                      1,876,311
                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B50

                 ----------------------------------------------
                 AST ALGER ALL-CAP GROWTH PORTFOLIO (CONTINUED)
                 ----------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                    PRINCIPAL
INTEREST             MATURITY                         AMOUNT          VALUE
  RATE                 DATE                           (000)          (NOTE 2)
--------             --------                       ---------      ------------
SHORT-TERM INVESTMENTS (Continued)
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.7%
Federal Home Loan Banks
   3.08%              08/24/05                        $5,000       $  4,973,889
                                                                   ------------

                                                    SHARES
                                                 -----------
NON-REGISTERED INVESTMENT COMPANY -- 4.2%
   BlackRock Institutional Money
      Market Trust(b)(j) .......................  12,639,098         12,639,098
                                                                   ------------
REGISTERED INVESTMENT COMPANIES -- 1.3%
   BlackRock Provident Institutional
      Funds TempCash Portfolio(j) ..............   1,888,545          1,888,545
   BlackRock Provident Institutional
      Funds TempFund Portfolio(j) ..............   1,888,545          1,888,545
                                                                   ------------
                                                                      3,777,090
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
   (cost $38,936,407) ..........................                     38,933,396
                                                                   ------------
TOTAL INVESTMENTS -- 110.3%
   (cost $300,834,732; Note 6) .................                    330,536,351

LIABILITIES IN EXCESS OF OTHER ASSETS
   (INCLUDES CASH COLLATERAL FOR SECURITIES
   ON LOAN OF $30,182,417) -- (10.3)% ..........                    (30,859,000)
                                                                   ------------
NET ASSETS -- 100.0% ...........................                   $299,677,351
                                                                   ============

The following abbreviation is used in portfolio descriptions:

ADR American Depositary Receipt

*   Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $29,162,847; cash collateral of $30,182,417 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

(c) Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.

(j) Security available to institutional investors only.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2005 were as follows:

INDUSTRY
--------
Pharmaceuticals                                                           10.4%
Retail & Merchandising                                                     7.2
Internet Services                                                          6.0
Semiconductors                                                             4.8
Consumer Products & Services                                               4.7
Healthcare Services                                                        4.7
Telecommunications                                                         4.7
Insurance                                                                  4.3
Biotechnology                                                              3.8
Machinery & Equipment                                                      3.7
Software                                                                   3.7
Computer Services & Software                                               3.5
Entertainment & Leisure                                                    3.3
Transportation                                                             2.8
Oil & Gas                                                                  2.6
Medical Supplies & Equipment                                               2.5
Aerospace                                                                  2.4
Financial Services                                                         2.4
Electronic Components & Equipment                                          2.0
Utilities                                                                  1.8
Broadcasting                                                               1.6
Conglomerates                                                              1.6
Financial - Bank & Trust                                                   1.5
Internet Software & Services                                               1.3
Computers                                                                  1.2
Hotels & Motels                                                            1.2
Metals & Mining                                                            1.2
Retail                                                                     1.1
Clothing & Apparel                                                         0.9
Railroads                                                                  0.9
Food                                                                       0.8
Beverages                                                                  0.8
Chemicals                                                                  0.5
Computer Hardware                                                          0.5
Consumer Finance                                                           0.5
Financial Consumer                                                         0.4
Short-Term Investments                                                    13.0
                                                                         -----
                                                                         110.3
Liabilities in excess of other assets                                    (10.3)
                                                                         -----
                                                                         100.0%
                                                                         =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B51

                       -----------------------------------
                       AST GABELLI ALL-CAP VALUE PORTFOLIO
                       -----------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

LONG-TERM INVESTMENTS -- 100.3%                                                            VALUE
COMMON STOCKS                                                           SHARES            (NOTE 2)
                                                                       --------         ------------
AEROSPACE -- 1.4%
   Curtiss-Wright Corp. (Class "B" Stock) .....................          1,400          $     75,530
   General Dynamics Corp. ....................................           2,100               230,034
   Northrop Grumman Corp. ....................................           5,700               314,925
   Sequa Corp. (Class "A" Stock) ..............................         13,000               860,210
   Titan Corp.* ..............................................          40,000               909,600
   United Technologies Corp. .................................           1,200                61,620
                                                                                        ------------
                                                                                           2,451,919
                                                                                        ------------
AUTOMOBILE MANUFACTURERS -- 1.7%
   DaimlerChrysler AG (Germany) ..............................          38,000             1,539,380
   Navistar International Corp.* .............................          35,000             1,120,000
   PACCAR, Inc. ..............................................           4,500               306,000
                                                                                        ------------
                                                                                           2,965,380
                                                                                        ------------
AUTOMOTIVE PARTS -- 3.2%
   AutoNation, Inc.*(a) ......................................          30,000               615,600
   BorgWarner, Inc. ..........................................          27,000             1,449,090
   Dana Corp.(a) .............................................          80,000             1,200,800
   Genuine Parts Co. .........................................          50,000             2,054,500
   Midas, Inc.* ..............................................          10,000               230,000
                                                                                        ------------
                                                                                           5,549,990
                                                                                        ------------
BEVERAGES -- 2.0%
   Anheuser-Busch Cos., Inc. .................................           6,000               274,500
   Coca-Cola Co. .............................................          21,000               876,750
   Coca-Cola Hellenic Bottling Co. SA,
      ADR (Greece)(a) ........................................           2,000                54,500
   Fomento Economico Mexicano SA de
      CV, ADR (Mexico) .......................................          35,859             2,136,121
   PepsiCo, Inc. .............................................             900                48,537
   Pernod Ricard SA (France) .................................             500                79,817
                                                                                        ------------
                                                                                           3,470,225
                                                                                        ------------
BIOTECHNOLOGY -- 0.1%
   Amgen, Inc.* ..............................................           1,000                60,460
   Genentech, Inc.* ..........................................             700                56,196
   Genzyme Corp.* ............................................             300                18,027
                                                                                        ------------
                                                                                             134,683
                                                                                        ------------
BROADCASTING -- 8.2%
   Beasley Broadcast Group, Inc.* ............................           7,500               108,675
   Belo Corp. (Class "A" Stock) ..............................          10,000               239,700
   Crown Media Holdings, Inc.* ...............................          58,000               546,940
   Gray Television, Inc. .....................................          18,000               217,080
   Grupo Televisa SA, ADR (Brazil) ...........................          22,000             1,365,980
   Liberty Corp. (The) .......................................           5,000               184,050
   Liberty Media Corp.(Class "A" Stock)* .....................         320,000             3,260,800
   Liberty Media Corp.(Class "B" Stock)* .....................             500                 5,290
   Lin TV Corp.(Class "A" Stock)* ............................          27,000               375,030
   Media General, Inc. (Class "A" Stock) .....................          20,000             1,295,200
   Mediaset SpA (Italy)* .....................................          11,000               129,374
   Meredith Corp. ............................................           6,000               294,360
   Modern Times Group AB
      (Class "B" Stock) (Sweden) .............................           2,000                61,093
   News Corp., Inc.(Class "A" Stock)..........................         190,000             3,074,200
   News Corp., Inc.(Class "B" Stock)..........................           8,300               139,938
   Paxson Communications Corp.* ..............................          45,000                27,000
   Publishing & Broadcasting Ltd.(Australia) .................          12,000               135,305
   Scripps, (E.W.) Co.(Class "A" Stock)                                 54,000             2,635,200
   Young Broadcasting, Inc. (Class "A" Stock)* ...............          25,000               103,750
                                                                                        ------------
                                                                                          14,198,965
                                                                                        ------------
BUILDING MATERIALS -- 0.7%
   Bouygues SA (France) ......................................           1,750                72,343
   CRH PLC (Ireland) .........................................           5,000               131,473
   Skyline Corp. .............................................          17,000               678,810
   Thomas Industries, Inc. ...................................          10,000               399,600
                                                                                        ------------
                                                                                           1,282,226
                                                                                        ------------
CABLE TELEVISION -- 3.9%
   Cablevision Systems New York Group (Class "A" Stock).......         100,000             3,220,000
   DIRECTV Group, Inc. (The)* ................................          40,000               620,000
   EchoStar Communications Corp. (Class "A" Stock) ...........          25,000               753,750
   Liberty Global, Inc.(Class "A" Stock)* ....................          46,602             2,174,898
   Liberty Global, Inc.(Class "B" Stock)* ....................              30                 1,456
   Nippon Television Network Corp. (Japan) ...................             400                54,316
   PrimaCom AG, ADR (Germany)* ......                                   14,400                40,359
                                                                                        ------------
                                                                                           6,864,779
                                                                                        ------------
CHEMICALS -- 2.1%
   Albemarle Corp. ...........................................           9,000               328,230
   Dow Chemical Co. ..........................................           9,000               400,770
   DuPont, (E.I.) de Nemours & Co. ...........................           6,000               258,060
   Great Lakes Chemical Corp. ................................          15,000               472,050
   Hercules, Inc.* ...........................................          80,000             1,132,000
   Huntsman Corp.* ...........................................           5,000               101,350
   Sensient Technologies Corp.(a) ............................          50,000             1,030,500
                                                                                        ------------
                                                                                           3,722,960
                                                                                        ------------
CLOTHING & APPAREL -- 0.2%
   Coach, Inc.* ..............................................           1,100                36,927
   Dior, (Christian) SA (France) .............................           1,400               108,239
   Next PLC (United Kingdom) .................................           2,000                54,073
   Swatch Group AG (Switzerland) ............................              700                98,034
                                                                                        ------------
                                                                                             297,273
                                                                                        ------------
COMMERCIAL SERVICES -- 1.3%
   PHH Corp.* ................................................           1,140                29,321
   Waste Management, Inc. ....................................          80,000             2,267,200
                                                                                        ------------
                                                                                           2,296,521
                                                                                        ------------
COMPUTER HARDWARE
   Dell, Inc.* ...............................................           1,200                47,412
                                                                                        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B52

                 -----------------------------------------------
                 AST GABELLI ALL-CAP VALUE PORTFOLIO (CONTINUED)
                 -----------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS
                                                                                            VALUE
(CONTINUED)                                                             SHARES             (NOTE 2)
                                                                       --------         ------------
COMPUTER SERVICES & SOFTWARE -- 0.3%
   Adobe Systems, Inc. .......................................             600          $     17,172
   Citrix Systems, Inc. ......................................             300                 6,498
   Electronic Arts, Inc.*(a) .................................             400                22,644
   EMC Corp.* ................................................             900                12,339
   Microsoft Corp. ...........................................          19,000               471,960
   Pixar, Inc.* ..............................................             200                10,010
                                                                                        ------------
                                                                                             540,623
                                                                                        ------------
CONGLOMERATES -- 3.4%
   3M Co. ....................................................             700                50,610
   Alleghany Corp.* ..........................................             400               118,800
   Cendant Corp. .............................................          18,700               418,319
   Honeywell International, Inc. .............................         105,200             3,853,476
   ITT Industries, Inc. ......................................          14,400             1,405,872
                                                                                        ------------
                                                                                           5,847,077
                                                                                        ------------
CONSTRUCTION -- 0.6%
   Fleetwood Enterprises, Inc.*...............................          80,000               812,000
   Fluor Corp. ...............................................             400                23,036
   Sekisui House Ltd. (Japan) ................................           6,000                60,301
   Technip-Coflexip SA (France) ..............................           1,600                74,231
                                                                                        ------------
                                                                                             969,568
                                                                                        ------------
CONSUMER PRODUCTS & SERVICES -- 2.7%
   Altadis SA (Spain) ........................................           3,000               125,510
   Church and Dwight Co., Inc. ...............................          18,000               651,600
   Clorox Co. ................................................           8,000               445,760
   Energizer Holdings, Inc.*(a) ..............................          30,000             1,865,100
   Gallaher Group PLC, ADR (United Kingdom) ..................           1,000                59,300
   Johnson & Johnson .........................................             600                39,000
   Procter & Gamble Co. ......................................          26,900             1,418,975
   Secom Co. Ltd. (Japan) ....................................           1,500                64,357
                                                                                        ------------
                                                                                           4,669,602
                                                                                        ------------
CONTAINERS & PACKAGING -- 0.1%
   Greif, Inc.(Class "A" Stock) ..............................           4,000               244,400
                                                                                        ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.0%
   Agere Systems, Inc.(Class "A" Stock)* .....................          10,000               120,000
   AMETEK, Inc. ..............................................          13,000               544,050
   CTS Corp. .................................................          35,000               430,150
   General Electric Co. ......................................           8,700               301,455
   Harman International Industries, Inc. .....................             200                16,272
   Keyence Corp.(Japan) ......................................             400                89,171
   L-3 Communications Holdings, Inc. .........................             600                45,948
   Magnetek, Inc.* ...........................................          22,000                56,540
   Molex, Inc. ...............................................          20,000               469,600
   Rockwell Automation, Inc.* ................................             300                14,613
   Thomas & Betts Corp.* .....................................          45,000             1,270,800
   Tokyo Electron Ltd.(Japan) ................................           1,000                52,550
                                                                                        ------------
                                                                                           3,411,149
                                                                                        ------------
ENTERTAINMENT & LEISURE -- 7.2%
   Disney, (Walt) Co. ........................................          90,000             2,266,200
   Dover Downs Gaming & Entertainment,
      Inc. ...................................................          15,365               203,740
   Dover Motorsports, Inc.  ..................................          30,000               180,000
   Gaylord Entertainment Co. (Class "A"
      Stock)*(a) .............................................          16,000               743,840
   Gemstar-TV Guide International,
      Inc.* ..................................................         220,000               789,800
   Greek Organization of Football
      Prognostics (Greece) ...................................           3,000                86,673
   Harley-Davidson, Inc.(a) ..................................           4,100               203,360
   Hilton Group PLC* (United
      Kingdom) ...............................................          20,000               102,245
   Kerzner International Ltd.* ...............................           4,000               227,800
   MGM Mirage, Inc.*(a) ......................................          28,000             1,108,240
   Time Warner, Inc.* ........................................         197,900             3,306,909
   Viacom, Inc. ..............................................          38,000             1,224,360
   Vivendi Universal SA, ADR
      (France)* ..............................................          63,500             1,989,455
                                                                                        ------------
                                                                                          12,432,622
                                                                                        ------------
FINANCIAL - BANK & TRUST -- 2.0%
   Bank of America Corp. .....................................           6,300               287,343
   Bank of Ireland, ADR (Ireland) ............................           1,700               111,180
   Bank of New York Co., Inc. (The) ..........................          23,000               661,940
   Deutsche Bank AG, ADR
      (Germany) ..............................................          13,000             1,012,700
   Northern Trust Corp.  .....................................             600                27,354
   State Street Corp.(a) .....................................             800                38,600
   UBS AG, ADR (Switzerland)* ................................           1,600               124,560
   Wilmington Trust Corp. ....................................          36,000             1,296,360
                                                                                        ------------
                                                                                           3,560,037
                                                                                        ------------
FINANCIAL - SERVICES -- 5.9%
   American Express Co. ......................................          95,800             5,099,434
   BKF Capital Group, Inc. ...................................           7,000               265,370
   Citigroup, Inc. ...........................................           9,000               416,070
   Goldman Sachs Group, Inc. .................................             200                20,404
   Irish Life & Permanent PLC (Ireland) ......................           4,000                70,304
   J.P. Morgan Chase & Co. ...................................           9,200               324,944
   Lehman Brothers Holdings, Inc.(a) .........................           3,600               357,408
   Merrill Lynch & Co., Inc. .................................          12,600               693,126
   Morgan Stanley Dean Witter & Co. ..........................           5,000               262,350
   Nikko Securities Co. Ltd. (Japan) .........................          15,000                65,539
   PNC Financial Services Group ..............................          15,000               816,900
   Price, (T. Rowe) Group, Inc. ..............................          30,000             1,878,000
   Standard Chartered PLC (United
      Kingdom) ...............................................           3,000                54,656
                                                                                        ------------
                                                                                          10,324,505
                                                                                        ------------
FOOD -- 8.1%
   Ajinomoto Co., Inc.(Japan) ................................           5,000                55,493
   Albertson's, Inc.(a) ......................................          35,000               723,800
   Archer-Daniels-Midland Co.(a) .............................         140,000             2,993,200
   Del Monte Foods Co.* ......................................          10,000               107,700
   Diageo PLC, ADR (United Kingdom)...........................          26,750             1,586,275
   Flowers Foods, Inc. .......................................          48,000             1,697,280
   General Mills, Inc. .......................................          45,000             2,105,550
   Heinz, (H.J.) Co. .........................................          30,000             1,062,600
   Kellogg Co. ...............................................           1,000                44,440
   Safeway, Inc.*(a) .........................................          60,000             1,355,400

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B53

                       -----------------------------------------------
                       AST GABELLI ALL-CAP VALUE PORTFOLIO (CONTINUED)
                       -----------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS
                                                                                           VALUE
(CONTINUED)                                                             SHARES            (NOTE 2)
                                                                       --------         ------------
FOOD (CONT'D.)
   Sysco Corp. ...............................................             900          $     32,571
   Weis Markets, Inc. ........................................          14,000               543,060
   Whole Foods Market, Inc. ..................................             300                35,490
   Wrigley, (Wm., Jr.) Co.* ..................................          25,000             1,721,000
                                                                                        ------------
                                                                                          14,063,859
                                                                                        ------------
HEALTHCARE SERVICES -- 0.1%
   Caremark Rx, Inc.* ........................................             900                40,068
   Edwards Lifesciences Corp.* ...............................             700                30,114
   IDEXX Laboratories, Inc. ..................................             200                12,466
   UnitedHealth Group, Inc. ..................................             700                36,498
                                                                                        ------------
                                                                                             119,146
                                                                                        ------------
HEALTHCARE-PRODUCTS -- 0.1%
   Biomet, Inc. ..............................................             300                10,392
   DENTSPLY International, Inc. ..............................           2,500               135,000
                                                                                        ------------
                                                                                             145,392
                                                                                        ------------
HOTELS & MOTELS -- 0.2%
   Hilton Hotels Corp. .......................................          15,000               357,750
                                                                                        ------------
INDUSTRIAL PRODUCTS -- 3.9%
   Cooper Industries Ltd. (Class "A" Stock)
      (Bermuda) ..............................................          50,000             3,195,000
   Crane Co.(a) ..............................................          65,000             1,709,500
   Ingersoll-Rand Co., Ltd.(Class "A"
      Stock) .................................................           4,000               285,400
   Myers Industries, Inc. ....................................          25,000               312,500
   Precision Castparts Corp. .................................          17,000             1,324,300
                                                                                        ------------
                                                                                           6,826,700
                                                                                        ------------
INSURANCE -- 1.1%
   Allianz AG, ADR (Germany) .................................           4,000                45,800
   American International Group, Inc. ........................           5,400               313,740
   Argonaut Group, Inc.* .....................................          13,000               300,170
   Aviva PLC (United Kingdom) ................................           5,000                55,519
   Hartford Financial Services Group, Inc.
      (The) ..................................................           4,500               336,510
   Leucadia National Corp. ...................................           5,000               193,150
   St. Paul Travelers Cos., Inc. (The) .......................           6,801               268,844
   White Mountain Insurance Group ............................             600               378,540
                                                                                        ------------
                                                                                           1,892,273
                                                                                        ------------
INTERNET SERVICES -- 0.9%
   Checkfree Corp.* ..........................................           3,500               119,210
   eBay, Inc.*   .............................................             800                26,408
   Google, Inc.(Class "A" Stock)* ............................             100                29,415
   InterActiveCorp* ..........................................           4,000                96,200
   Nortel Networks Corp.* ....................................         130,000               339,300
   Yahoo!, Inc.*(a) ..........................................          25,400               880,110
                                                                                        ------------
                                                                                           1,490,643
                                                                                        ------------
MACHINERY & EQUIPMENT -- 1.9%
   Caterpillar, Inc.* ........................................             400                38,124
   Deere & Co. ...............................................          20,300             1,329,447
   Flowserve Corp.* ..........................................          16,000               484,160
   Gencorp, Inc. .............................................          20,000               385,200
   Thermo Electron Corp.* ....................................          39,000             1,047,930
                                                                                        ------------
                                                                                           3,284,861
                                                                                        ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.7%
   Alcon, Inc.(Switzerland) ..................................             200                21,870
   Baxter International, Inc. ................................           7,200               267,120
   Bio-Rad Laboratories, Inc. (Class "A"
      Stock)* ................................................           1,000                59,210
   Fisher Scientific International, Inc.* ....................             100                 6,490
   ICU Medical, Inc.* ........................................          15,000               482,550
   Inamed Corp.* .............................................          14,000               937,580
   Invitrogen Corp.*(a) ......................................           4,200               349,818
   Medtronic, Inc. ...........................................           1,000                51,790
   Owens & Minor, Inc. .......................................          15,000               485,250
   Patterson Cos, Inc.*(a) ...................................           3,000               135,240
   Schein, (Henry), Inc.* ....................................          15,000               622,800
   Smith & Nephew PLC (United
      Kingdom) ...............................................           1,000                49,410
   St. Jude Medical, Inc.* ...................................             400                17,444
   Straumann Holding AG
      (Switzerland) ..........................................             320                66,600
   Stryker Corp. .............................................             300                14,268
   Sybron Dental Specialties, Inc.* ..........................          27,000             1,015,740
   Synthes, Inc.(Switzerland) ................................             700                76,713
   William Demant Holdings A.S*
      (Denmark) ..............................................           1,000                49,704
   Zimmer Holdings, Inc.* ....................................             500                38,085
                                                                                        ------------
                                                                                           4,747,682
                                                                                        ------------
METALS & MINING -- 0.7%
   AK Steel Holding Corp.* ...................................             700                 4,487
   Alcan, Inc.(Canada) .......................................           7,000               210,000
   Alcoa, Inc. ...............................................          12,700               331,851
   Allegheny Technologies, Inc. ..............................             500                11,030
   Commercial Metals Co. .....................................             400                 9,528
   Freeport-McMoRan Copper & Gold,
      Inc. (Class "B" Stock)..................................             300                11,232
   Harmony Gold Mining Co., ADR (South
      Africa)* ...............................................           7,000                59,920
   Newmont Mining Corp. ......................................          13,500               526,905
   Xstrata PLC (United Kingdom) ..............................           2,500                48,087
                                                                                        ------------
                                                                                           1,213,040
                                                                                        ------------
OIL & GAS -- 6.0%
   Anadarko Petroleum Corp. ..................................             300                24,645
   Apache Corp. ..............................................             400                25,840
   Baker Hughes, Inc. ........................................           7,700               393,932
   Burlington Resources, Inc. ................................          41,400             2,286,936
   ConocoPhillips ............................................          36,126             2,076,883
   Devon Energy Corp. ........................................          26,300             1,332,884
   El Paso Corp. .............................................          13,000               149,760
   Eni SpA, ADR(a) (Italy) ...................................           1,000               128,200
   ENSCO International, Inc. .................................           4,000               143,000
   Equitable Resources, Inc. .................................           3,200               217,600
   GlobalSantaFe Corp.(a) ....................................           4,000               163,200
   Halliburton Co.(a) ........................................           8,000               382,560
   Kerr-McGee Corp. ..........................................           9,954               759,590
   Murphy Oil Corp. ..........................................             500                26,115
   National Fuel Gas Co. .....................................          18,000               520,380
   Occidental Petroleum Corp. ................................             300                23,079
   ONEOK, Inc. ...............................................          30,000               979,500
   Petroleo Brasileiro SA (Brazil)* ..........................           1,000                52,130
   Questar Corp. .............................................           8,000               527,200

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B54

                       -----------------------------------------------
                       AST GABELLI ALL-CAP VALUE PORTFOLIO (CONTINUED)
                       -----------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS
                                                                                           VALUE
(CONTINUED)                                                             SHARES            (NOTE 2)
                                                                       --------         ------------
OIL & GAS (CONT'D.)
   Schlumberger Ltd. .........................................             300          $     22,782
   Suncor Energy, Inc. .......................................             300                14,196
   Total Fina SA, ADR(a) (France) ............................           1,100               128,535
   Transocean, Inc.(Cayman Islands)* .........................             300                16,191
                                                                                        ------------
                                                                                          10,395,138
                                                                                        ------------
PAPER & FOREST PRODUCTS -- 0.1%
   International Paper Co. ...................................           4,500               135,945
                                                                                        ------------
PHARMACEUTICALS -- 1.6%
   AstraZeneca Group PLC, ADR
      (United Kingdom) .......................................           1,200                49,512
   Bristol-Meyers Squibb Co. .................................          15,000               374,700
   Express Scripts, Inc. .....................................             200                 9,996
   GlaxoSmithKline PLC, ADR (United
      Kingdom) ...............................................           1,500                72,765
   Lilly, (Eli) & Co. ........................................             300                16,713
   Merck & Co., Inc. .........................................           9,000               277,200
   Novartis AG, ADR (Switzerland) ............................           2,300               109,112
   Pfizer, Inc. ..............................................          43,400             1,196,972
   Roche Holding AG (Switzerland) ............................             900               113,559
   Sanofi-Sythelabo SA, ADR
      (France)* ..............................................           2,575               105,549
   Takeda Chemical Industries Ltd.
      (Japan) ................................................           1,500                74,172
   Wyeth .....................................................           8,100               360,450
                                                                                        ------------
                                                                                           2,760,700
                                                                                        ------------
PRINTING & PUBLISHING -- 3.5%
   Knight-Ridder, Inc.(a) ....................................          15,000               920,100
   McGraw-Hill Cos., Inc. ....................................           8,700               384,975
   Pearson PLC, ADR (United
      Kingdom) ...............................................           5,300                62,964
   PRIMEDIA, Inc.*   .........................................          32,400               131,220
   Reader's Digest Association, Inc.
      (The) ..................................................          18,000               297,000
   Tribune Co.(a) ............................................          80,000             2,814,400
   Washington Post Co. (Class "B"
      Stock)   ...............................................           1,700             1,419,551
                                                                                        ------------
                                                                                           6,030,210
                                                                                        ------------
REAL ESTATE INVESTMENT TRUST
   Cheung Kong Holdings Ltd.(Hong Kong) ......................           5,000                48,496
                                                                                        ------------
RESTAURANTS
   Starbucks Corp.* ..........................................             300                15,498
                                                                                        ------------
RETAIL & MERCHANDISING -- 1.2%
   Bed Bath & Beyond, Inc.* ..................................             700                29,246
   Best Buy Co., Inc.(a) .....................................             200                13,710
   Big 5 Sporting Goods Corp. ................................           5,000               141,900
   Compagnie Financiere Richemont AG
      (Switzerland) ..........................................           3,700               124,062
   Costco Wholesale, Inc.(a) .................................             300                13,446
   Home Depot, Inc. ..........................................           1,700                66,130
   Matsumotokiyoshi Co. Ltd.(Japan) ..........................           2,100                57,162
   Mattel, Inc. ..............................................           5,000                91,500
   Neiman Marcus Group, Inc. .................................
      (Class "A" Stock) ......................................          12,000             1,163,040
   Target Corp. ..............................................             500                27,205
   Tiffany & Co. .............................................           6,100               199,836
   Wal-Mart Stores, Inc.(a) ..................................             700                33,740
   Walgreen Co. ..............................................           1,500                68,985
                                                                                        ------------
                                                                                           2,029,962
                                                                                        ------------
SEMICONDUCTORS -- 1.3%
   Altera Corp.(a) ...........................................             600                11,892
   Analog Devices, Inc. ......................................             300                11,193
   Applied Materials, Inc.*(a) ...............................          19,700               318,746
   Broadcom Corp.(Class "A" Stock)* ..........................             400                14,204
   Freescale Semiconductor, Inc.
      (Class"B'' Stock) ......................................          10,000               211,800
   Intel Corp.(a) ............................................           1,500                39,090
   KLA-Tencor Corp.* .........................................             300                13,110
   Linear Technology Corp. ...................................             900                33,021
   Microchip Technology, Inc. ................................             500                14,810
   Rohm Co. Ltd.(Japan) ......................................             600                57,516
   Texas Instruments, Inc.(a) ................................          54,300             1,524,201
   Xilinx, Inc.(a) ...........................................             400                10,200
                                                                                        ------------
                                                                                           2,259,783
                                                                                        ------------
TELECOMMUNICATIONS -- 10.5%
   BCE, Inc. .................................................           8,000               189,440
   BT Group PLC, ADR (United
      Kingdom) ...............................................          15,000               624,000
   CenturyTel, Inc. ..........................................          40,000             1,385,200
   Cincinnati Bell, Inc.* ....................................         120,000               516,000
   Cisco Systems, Inc.*(a) ...................................           1,500                28,665
   Commonwealth Telephone
      Enterprises, Inc.* .....................................          14,490               607,276
   Corning, Inc.* ............................................         170,000             2,825,400
   France Telecom SA, ADR (France) ...........................           1,000                29,140
   Ito-Yokado Co. Ltd.(Japan).................................           2,000                65,959
   KDDI Corp.(Japan) .........................................              16                73,845
   Lucent Technologies, Inc.*(a) .............................         150,000               436,500
   Motorola, Inc. ............................................          95,000             1,734,700
   Nextel Communications, Inc.
      (Class"A" Stock)* ......................................           6,000               193,860
   Nextel Partners, Inc.(Class "A"
      Stock)*(a) .............................................          14,000               352,380
   O2 PLC* (United Kingdom) ..................................         540,000             1,318,241
   Price Communications Corp.* ...............................          31,500               544,950
   Qualcomm, Inc. ............................................           2,400                79,224
   Qwest Communications
      International, Inc.* ...................................         260,000               964,600
   Sprint Corp.(a) ...........................................          95,000             2,383,550
   Telecom Italia SPA (Italy) ................................          15,000                46,778
   Telefonica Moviles SA (Spain) .............................           7,700                81,143
   Telephone & Data Systems, Inc. ............................          16,000               652,960
   Telephone and Data Special Shares                                    16,000               613,440
   United States Cellular Corp.* .............................          40,000             1,997,600
   Vodafone Group PLC, ADR (United
      Kingdom) ...............................................           4,000                97,280
   Western Wireless Corp.(Class "A"
      Stock)* ................................................          10,000               423,000
                                                                                        ------------
                                                                                          18,265,131
                                                                                        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B55

                       -----------------------------------------------
                       AST GABELLI ALL-CAP VALUE PORTFOLIO (CONTINUED)
                       -----------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS
                                                                                           VALUE
(CONTINUED)                                                             SHARES            (NOTE 2)
                                                                       --------         ------------
TRANSPORTATION
   expeditors international of
        Washington, Inc. .....................................             200          $      9,962
   Robinson Worldwide, (C.H.), Inc. ..........................             200                11,640
   United Parcel Service, Inc.
        (Class "B" Stock) ....................................             200                13,832
                                                                                        ------------
                                                                                              35,434
                                                                                        ------------
UTILITIES -- 7.4%
   AES Corp.* ................................................          11,500               188,370
   Allegheny Energy, Inc.*(a) ................................          95,000             2,395,900
   Aquila, Inc.*(a) ..........................................          80,000               288,800
   CH Energy Group, Inc. .....................................           7,000               340,410
   Cinergy Corp. .............................................          36,000             1,613,520
   Constellation Energy Group, Inc. ..........................          30,000             1,730,700
   DPL, Inc. .................................................          17,000               466,650
   Duquesne Light Holdings, Inc.(a) ..........................          30,000               560,400
   El Paso Electric Co.* .....................................          37,000               756,650
   Great Plains Energy, Inc. .................................          40,000             1,275,600
   Mirant Corp.*(a) ..........................................         200,000               101,800
   Northeast Utilities .......................................          60,000             1,251,600
   Sierra Pacific Resources*(a) ..............................          30,000               373,500
   Teco Energy, Inc. .........................................          32,000               605,120
   Unisource Energy Corp. ....................................          10,000               307,500
   Wisconsin Energy Corp. ....................................          17,000               663,000
                                                                                        ------------
                                                                                          12,919,520
                                                                                        ------------
TOTAL LONG-TERM INVESTMENTS
   (cost $135,036,151) .......................................                           174,319,079
                                                                                        ------------

                                                                      PRINCIPAL
INTEREST                              MATURITY                          AMOUNT
   RATE                                 DATE                             (000)
--------------                     -------------                       ---------
SHORT-TERM INVESTMENTS -- 12.7%
CERTIFICATES OF DEPOSIT -- 0.1%
Barclays Bank PLC(b)
     3.19%                         07/18/05                            $    79                78,838
UBS Bank(b)
     3.04%                         07/01/05                                  6                 6,108
                                                                                        ------------
                                                                                              84,946
                                                                                        ------------
COMMERCIAL PAPER -- 1.8%
Countrywide Home Loans(b)
   3.317%                          07/22/05                                714               712,393
Goldman Sachs(b)
   3.097%                          07/08/05                                580               578,367
Skandinaviska Enskilda Banken(b)(c)
    3.21%                          07/17/05                              1,108             1,108,412
Victory Receivables Corp.(b)
   3.309%                          07/27/05                                690               688,119
                                                                                        ------------
                                                                                           3,087,291
                                                                                        ------------

CORPORATE OBLIGATIONS -- 3.8%
Bank of America NA(b)(c)
   3.517%                          07/01/05                                 74                74,083
Goldman Sachs(b)(c)
   3.517%                          07/01/05                              2,223             2,223,257
Lehman Brothers(b)(c)
   3.497%                          07/01/05                                 22                21,738
Morgan Stanley(b)(c)
   3.507%                          07/01/05                              3,230             3,229,662
Natexis Banque NY(b)(c)
   3.487%                          07/01/05                                666               665,876
Sedna Finance Corp.(b)(c)
    3.19%                          07/15/05                                439               439,340
                                                                                        ------------
                                                                                           6,653,956
                                                                                        ------------
TIME DEPOSITS -- 0.8%
Credit Suisse First Boston(b)
   3.375%                          07/01/05                              1,027             1,027,000
Societe Generale NY(b)
   3.375%                          07/01/05                                418               417,754
                                                                                        ------------
                                                                                           1,444,754
                                                                                        ------------
                                                                        SHARES
                                                                      ---------
NON-REGISTERED INVESTMENT COMPANY -- 6.2%
   BlackRock Institutional Money
      Market Trust(b)(j) .....................................      10,750,537            10,750,537
                                                                                        ------------
REGISTERED INVESTMENT COMPANIES
   BlackRock Provident Institutional
      Funds TempCash Portfolio(j) ............................           9,164                 9,164
   BlackRock Provident Institutional
      Funds TempFund Portfolio(j) ............................           9,164                 9,164
                                                                                        ------------
                                                                                              18,328
                                                                                        ------------
TOTAL SHORT-TERM INVESTMENTS
   (cost $22,039,812) ........................................                            22,039,812
                                                                                        ------------
TOTAL INVESTMENTS(o) -- 113.0%
   (cost $157,075,963; Note 6)  ..............................                          $196,358,891

LIABILITIES IN EXCESS OF OTHER ASSETS
   (INCLUDES CASH COLLATERAL FOR SECURITIES
   ON LOAN OF $22,021,484) -- (13.0)% .........................                          (22,634,939)
                                                                                        ------------
NET ASSETS -- 100.0% . ........................................                         $173,723,952
                                                                                        ============

The following abbreviation is used in portfolio descriptions:

ADR  American Depositary Receipt

*    Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $20,712,314; cash collateral of $22,021,484 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B56

                       -----------------------------------------------
                       AST GABELLI ALL-CAP VALUE PORTFOLIO (CONTINUED)
                       -----------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

(c) Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.

(j)  Security available to institutional investors only.

(o) As of June 30, 2005, 37 securities representing $2,810,339 and 1.4% of the total market value were fair valued in accordance with the policies adopted by the Board of Trustees.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage ofnet assets as of June 30, 2005 were as follows:

INDUSTRY
--------
Telecommunications                                                      10.5%
Broadcasting                                                             8.2
Food                                                                     8.1
Utilities                                                                7.4
Entertainment & Leisure                                                  7.2
Oil & Gas                                                                6.0
Financial Services                                                       5.9
Cable Television                                                         4.0
Industrial Products                                                      3.9
Printing & Publishing                                                    3.5
Conglomerates                                                            3.4
Automotive Parts                                                         3.2
Consumer Products & Services                                             2.7
Medical Supplies & Equipment                                             2.7
Chemicals                                                                2.1
Beverages                                                                2.0
Electronic Components & Equipment                                        2.0
Financial - Bank & Trust                                                 2.0
Machinery & Equipment                                                    1.9
Automobile Manufacturers                                                 1.7
Pharmaceuticals                                                          1.6
Aerospace                                                                1.4
Commercial Services                                                      1.3
Semiconductors                                                           1.3
Retail & Merchandising                                                   1.2
Insurance                                                                1.1
Internet Services                                                        0.8
Building Materials                                                       0.7
Metals & Mining                                                          0.7
Construction                                                             0.6
Computer Services & Software                                             0.3
Clothing & Apparel                                                       0.2
Hotels & Motels                                                          0.2
Biotechnology                                                            0.1
Containers & Packaging                                                   0.1
Healthcare Products                                                      0.1
Healthcare Services                                                      0.1
Paper & Forest Products                                                  0.1
Short-Term Investments                                                  12.7
                                                                       -----
                                                                       113.0
Liabilities in excess of other assets                                  (13.0)
                                                                       -----
                                                                       100.0%
                                                                       =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B57

                       ---------------------------------------------
                       AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                       ---------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

LONG-TERM INVESTMENTS -- 96.3%                                                              VALUE
COMMON STOCKS                                                           SHARES            (NOTE 2)
                                                                       --------         ------------
COMMON STOCKS
BUILDING & REAL ESTATE -- 0.5%
   Saint Joe Co.(The) ........................................          20,300          $  1,655,262
                                                                                        ------------
BUSINESS SERVICES -- 0.3%
   China Shenhua Energy Company
      Ltd.(China) ............................................       1,010,000               974,778
                                                                                        ------------
CHEMICALS -- 3.7%
   Dow Chemical Co. ..........................................          55,100             2,453,603
   DuPont, (E.I.) de Nemours & Co. ...........................          50,500             2,172,005
   Potash Corp.of Saskatchewan, Inc.
      (Canada)(a) ............................................          66,900             6,394,302
                                                                                        ------------
                                                                                          11,019,910
                                                                                        ------------
CONTAINERS & PACKAGING -- 1.1%
   Smurfit-Stone Container Corp.*(a) .........................         339,362             3,451,312
                                                                                        ------------
DIVERSIFIED METALS -- 2.7%
   Companhia Vale Do Rio Doce, ADR
      (Brazil)................................................          50,300             1,472,784
   Inco Ltd.(Canada)*(a) .....................................         151,100             5,704,025
   Tenaris SA, ADR (Luxembourg) ..............................          12,400               970,548
                                                                                        ------------
                                                                                           8,147,357
                                                                                        ------------
ENERGY SERVICES -- 4.8%
   Duke Energy Corp. .........................................          65,000             1,932,450
   Dynegy, Inc.* .............................................         396,200             1,925,532
   Edison International* .....................................          29,000             1,175,950
   Norsk Hydro ASA(Norway)* ..................................          23,000             2,090,815
   NRG Energy, Inc.* .........................................          74,200             2,789,920
   Peabody Energy Corp. ......................................          49,100             2,555,164
   W-H Energy Services, Inc.*. ...............................          77,900             1,942,047
                                                                                        ------------
                                                                                          14,411,878
                                                                                        ------------
EXPLORATION & PRODUCTION -- 6.4%
   Devon Energy Corp. ........................................         113,814             5,768,094
   Encore Acquisition Co.* ...................................          69,000             2,829,000
   Murphy Oil Corp. ..........................................         188,400             9,840,132
   Nexen, Inc.(Canada) .......................................          23,200               704,352
                                                                                        ------------
                                                                                          19,141,578
                                                                                        ------------
GAS TRANSMISSION & DISTRIBUTION -- 0.6%
   NiSource, Inc.* ...........................................          67,100             1,659,383
                                                                                        ------------
INTEGRATED PETROLEUM -- 17.6%
   Baker Hughes, Inc. ........................................         140,400             7,182,864
   BP PLC, ADR (United Kingdom) ..............................         146,200             9,119,956
   ChevronTexaco Corp. .......................................          44,156             2,469,203
   Eni SpA, ADR(Italy)(a) ....................................          34,700             4,448,540
   Exxon Mobil Corp. .........................................         180,500            10,373,335
   Lukoil, ADR (Russia) ......................................          52,700             1,938,306
   Royal Dutch Petroleum Co. .................................         149,400             9,696,060
   Total Fina SA, ADR(France)(a) ............................           63,800             7,455,030
                                                                                        ------------
                                                                                          52,683,294
                                                                                        ------------
MACHINERY & EQUIPMENT -- 6.2%
   Caterpillar, Inc.* ........................................          22,000             2,096,820
   Cooper Cameron Corp.*(a) ..................................         120,300             7,464,615
   Deere & Co. ...............................................          46,000             3,012,540
   Grant Prideco, Inc.* ......................................         131,000             3,464,950
   Hydril Co.* ...............................................           5,000               271,750
   Terex Corp.* ..............................................          57,200             2,253,680
                                                                                        ------------
                                                                                          18,564,355
                                                                                        ------------
METALS & MINING -- 9.1%
   Alcoa, Inc. ...............................................         121,984             3,187,442
   Arch Coal, Inc.(a) ........................................          92,700             5,049,369
   BHP Billiton Ltd.(Australia) ..............................         426,200             5,820,068
   Mechel Steel Group, ADR (Russia)* .........................          71,300             1,811,020
   Newmont Mining Corp. ......................................         116,226             4,536,301
   Rio Tinto PLC (United Kingdom) ............................         117,800             3,587,079
   Teck Cominco Ltd.(Class "B" Stock)
      (Canada) ...............................................          99,400             3,354,750
                                                                                        ------------
                                                                                          27,346,029
                                                                                        ------------
OIL & GAS -- 15.5%
   Bill Barrett Corp.* .......................................          46,800             1,384,344
   Diamond Offshore Drilling, Inc.(a) ........................         141,000             7,533,630
   Helmerich & Payne, Inc. ...................................          19,900               933,708
   Key Energy Services, Inc.* ................................         123,600             1,491,852
   Nabors Industries Ltd.* ...................................          41,600             2,521,792
   Neste Oil Oyj Ltd.(Finland)* . ............................          37,600               973,740
   Petroleo Brasileiro SA, ADR (Brazil)*                                45,700             2,104,028
   Premcor, Inc. .............................................          50,600             3,753,508
   Schlumberger Ltd. .........................................         102,700             7,799,038
   Statoil ASA(Norway)* ......................................         342,200             6,967,371
   Transocean, Inc.(Cayman Islands)* .........................         132,200             7,134,834
   Williams Cos., Inc. .......................................         194,500             3,695,500
                                                                                        ------------
                                                                                          46,293,345
                                                                                        ------------
PAPER & FOREST PRODUCTS -- 5.8%
   Abitibi-Consolidated Inc.(Canada) .........................          95,600               428,288
   Bowater, Inc.(a) ..........................................          32,900             1,064,973
   International Paper Co. ...................................         140,900             4,256,589
   Kimberly-Clark Corp. ......................................          44,000             2,753,960
   MeadWestvaco Corp. ........................................          60,200             1,688,008
   Neenah Paper, Inc. ........................................           1,866                57,790
   Potlatch Corp.(a) .........................................          65,000             3,401,450
   Weyerhaeuser Co. ..........................................          56,500             3,596,225
                                                                                        ------------
                                                                                          17,247,283
                                                                                        ------------
PETROLEUM EXPLORATION & PRODUCTION -- 16.8%
   Anadarko Petroleum Corp. ..................................          29,600             2,431,640
   BG Group PLC (United Kingdom) .............................         274,100             2,250,365
   BJ Services Co.(a)   ......................................         111,400             5,846,272
   Burlington Resources, Inc. ................................          90,900             5,021,316
   Canadian Natural Resources Ltd.
      (China) ................................................         229,200             8,338,296
   ConocoPhillips ............................................         131,278             7,547,172
   EOG Resources, Inc.(a) ....................................          84,800             4,816,640
   FMC Technologies, Inc.* ...................................          59,100             1,889,427
   Noble Corp. ...............................................          84,100             5,172,991
   Smith International, Inc. .................................          96,500             6,147,050
   XTO Energy, Inc. ..........................................          21,476               729,969
                                                                                        ------------
                                                                                          50,191,138
                                                                                        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B58

                    ---------------------------------------------------------
                    AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (CONTINUED)
                    ---------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS
                                                                                           VALUE
(CONTINUED)                                                             SHARES            (NOTE 2)
                                                                       --------         ------------
PRECIOUS METALS -- 1.6%
   Meridian Gold, Inc.*   ....................................         188,800          $  3,398,400
   Placer Dome, Inc.(Canada) .................................          88,800             1,365,744
                                                                                        ------------
                                                                                           4,764,144
                                                                                        ------------
RAILROADS -- 0.5%
   Burlington Northern Santa Fe Corp. ........................          33,300             1,567,764
                                                                                        ------------
REAL ESTATE INVESTMENT TRUST -- 3.1%
   AMB Property Corp.  .......................................          39,400             1,711,142
   Archstone-Communities Trust   .............................          36,300             1,401,906
   Boston Properties, Inc.(a) ................................          20,800             1,456,000
   Camden Property Trust   ...................................          25,300             1,359,875
   Catellus Development Corp.   ..............................          45,285             1,485,348
   Duke-Weeks Realty Corp.  ..................................          36,030             1,140,710
   Simon Property Group, Inc.  ...............................           8,200               594,418
                                                                                        ------------
                                                                                           9,149,399
                                                                                        ------------
TOTAL LONG-TERM INVESTMENTS
   (cost $234,804,869)  ......................................                           288,268,209
                                                                                        ------------

                                                                       PRINCIPAL
INTEREST                              MATURITY                          AMOUNT
  RATE                                  DATE                             (000)
--------------                     -------------                       ---------
SHORT-TERM INVESTMENTS -- 16.3%
COMMERCIAL PAPER -- 3.2%
National Rural Utilities Corp.
     3.26%                         07/26/05                            $ 5,000             4,988,681
Skandinaviska Enskilda Banken(b)(c)
     3.21%                         07/17/05                              1,423             1,423,364
Victory Receivables Corp.(b)
    3.309%                         07/27/05                              3,064             3,055,750
                                                                                        ------------
                                                                                           9,467,795
                                                                                        ------------
CORPORATE OBLIGATIONS -- 4.5%
Morgan Stanley(b)(c)
    3.507%                         07/01/05                             13,356            13,355,615
                                                                                        ------------
                                                                                          13,355,615
                                                                                        ------------
TIME DEPOSITS -- 0.6%
Credit Suisse First Boston(b)
    3.375%                         07/01/05                              1,403             1,403,313
Societe Generale NY(b)
    3.375%                         07/01/05                                554               553,734
                                                                                        ------------
                                                                                           1,957,047
                                                                                        ------------
                                                                     SHARES
                                                                    ----------
NON-REGISTERED INVESTMENT COMPANY -- 5.1%
     BlackRock Institutional Money
        Market Trust(b)(j) ...................................      15,427,470            15,427,470
                                                                                        ------------
REGISTERED INVESTMENT COMPANY -- 2.9%
     BlackRock Provident Institutional
        Funds TempCash Portfolio(j)...........................       8,806,427             8,806,427
                                                                                        ------------
TOTAL SHORT-TERM INVESTMENTS
     (cost $49,014,354)  .....................................                            49,014,354
                                                                                        ------------
TOTAL INVESTMENTS(o) -- 112.6%
     (cost $283,819,223; Note 6) ..............................                         $337,282,563

LIABILITIES IN EXCESS OF OTHER ASSETS
    (INCLUDES CASH COLLATERAL FOR SECURITIES
    ON LOAN OF $35,219,246) -- (12.6)% ........................                          (37,801,612)
                                                                                        ------------
NET ASSETS -- 100.0% ..........................................                         $299,480,951
                                                                                        ============

The following abbreviation is used in portfolio descriptions:

ADR American Depositary Receipt

*   Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $34,037,707; cash collateral of $35,219,246 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

(c) Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.

(j) Security available to institutional investors only.

(o) As of June 30, 2005, 5 securities representing $20,715,698 and 6.1% of the total market value were fair valued in accordance with the policies adopted by the Board of Trustees.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2005 were as follows:

INDUSTRY
--------
Integrated Petroleum                                                    17.6%
Petroleum Exploration & Production                                      16.8
Oil & Gas                                                               15.5
Metals & Mining                                                          9.1
Exploration & Production                                                 6.4
Machinery & Equipment                                                    6.2
Paper & Forest Products                                                  5.8
Energy Services                                                          4.8
Chemicals                                                                3.7
Real Estate Investment Trust                                             3.1
Diversified Metals                                                       2.7
Precious Metals                                                          1.6
Containers & Packaging                                                   1.1
Gas Transmission & Distribution                                          0.6
Building & Real Estate                                                   0.5
Railroads                                                                0.5
Business Services                                                        0.3
Short-Term Investments                                                  16.3
                                                                       -----
                                                                       112.6
Liabilities in excess of other assets                                  (12.6)
                                                                       -----
                                                                       100.0%
                                                                       =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B59

                ------------------------------------------------
                AST ALLIANCEBERNSTEIN LARGE-CAP GROWTH PORTFOLIO
                ------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

LONG-TERM INVESTMENTS -- 100.3%                                                            VALUE
COMMON STOCKS                                                           SHARES            (NOTE 2)
                                                                       --------         ------------
COMMON STOCKS
AEROSPACE -- 0.2%
   Boeing Co.* ...............................................           7,000          $    462,000
                                                                                        ------------
BROADCASTING -- 1.6%
   Scripps, (E.W.) Co.(Class "A"
      Stock) .................................................          70,600             3,445,280
                                                                                        ------------
BUILDING & REAL ESTATE -- 1.1%
   Pulte Homes, Inc. .........................................          27,300             2,300,025
                                                                                        ------------
COMPUTER HARDWARE -- 9.2%
   Apple Computer, Inc.*(a) ..................................         194,900             7,174,269
   Dell, Inc.* ...............................................         227,000             8,968,770
   Network Appliance, Inc.*(a) ...............................         119,900             3,389,573
                                                                                        ------------
                                                                                          19,532,612
                                                                                        ------------
COMPUTER SERVICES & SOFTWARE -- 4.6%
   Electronic Arts, Inc.*(a) .................................         105,800             5,989,338
   Infosys Technologies Limited   ............................          18,100             1,402,207
   Microsoft Corp. ...........................................          71,000             1,763,640
   NAVTEQ Corp.* .............................................          17,100               635,778
                                                                                        ------------
                                                                                           9,790,963
                                                                                        ------------
CONSUMER PRODUCTS & SERVICES -- 4.0%
   Avon Products, Inc. .......................................         110,200             4,171,070
   Procter & Gamble Co. ......................................          79,900             4,214,725
                                                                                        ------------
                                                                                           8,385,795
                                                                                        ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 3.9%
   General Electric Co. ......................................         237,200             8,218,980
                                                                                        ------------
ENTERTAINMENT & LEISURE -- 1.9%
   Carnival Corp.(a) .........................................          72,800             3,971,240
                                                                                        ------------
FINANCIAL - SERVICES -- 8.8%
   Citigroup, Inc. ...........................................          66,600             3,078,918
   Franklin Resources, Inc. ..................................          42,400             3,263,952
   Goldman Sachs Group, Inc. .................................          33,200             3,387,064
   Legg Mason, Inc. ..........................................          34,900             3,633,439
   Merrill Lynch & Co., Inc. .................................          47,300             2,601,973
   Schwab, (Charles) Corp. ...................................         237,100             2,674,488
                                                                                        ------------
                                                                                          18,639,834
                                                                                        ------------
FOOD -- 0.3%
   Whole Foods Market, Inc. ..................................           5,500               650,650
                                                                                        ------------
HEALTHCARE SERVICES -- 3.1%
   Caremark Rx, Inc.* ........................................          42,700             1,901,004
   UnitedHealth Group, Inc. ..................................          87,600             4,567,464
                                                                                        ------------
                                                                                           6,468,468
                                                                                        ------------
INSURANCE -- 7.7%
   ACE Ltd. ..................................................          67,900             3,045,315
   AFLAC, Inc. ...............................................          61,000             2,640,080
   American International Group, Inc. ........................         111,100             6,454,910
   WellPoint, Inc.* ..........................................          60,000             4,178,400
                                                                                        ------------
                                                                                          16,318,705
                                                                                        ------------
INTERNET SERVICES -- 15.1%
   eBay, Inc.*(a) ............................................         208,700             6,889,187
   Google, Inc.(Class "A" Stock)* ............................          30,800             9,059,820
   Juniper Networks, Inc.*(a) ................................         250,700             6,312,626
   Yahoo!, Inc.*(a) ..........................................         282,900             9,802,485
                                                                                        ------------
                                                                                          32,064,118
                                                                                        ------------
MEDICAL SUPPLIES & EQUIPMENT -- 9.4%
   Affymetrix, Inc.* .........................................           8,200               442,226
   Alcon, Inc.(Switzerland) ..................................          51,300             5,609,655
   Amgen, Inc.* ..............................................          61,700             3,730,382
   St. Jude Medical, Inc.* ...................................         150,900             6,580,749
   Zimmer Holdings, Inc.* ....................................          45,700             3,480,969
                                                                                        ------------
                                                                                          19,843,981
                                                                                        ------------
OIL & GAS -- 5.1%
   Halliburton Co.(a) ........................................         129,300             6,183,126
   Nabors Industries Ltd.* ...................................          77,000             4,667,740
                                                                                        ------------
                                                                                          10,850,866
                                                                                        ------------
PHARMACEUTICALS -- 7.9%
   Genentech, Inc.*(a) .......................................          71,300             5,723,964
   Gilead Sciences, Inc.* ....................................          59,000             2,595,410
   Lilly, (Eli) & Co. ........................................          76,700             4,272,957
   Teva Pharmaceutical Industries Ltd.,
      ADR (Israel)(a) .......................................          134,300             4,182,102
                                                                                        ------------
                                                                                          16,774,433
                                                                                        ------------
RESTAURANTS -- 1.0%
   Starbucks Corp.* ..........................................          39,800             2,056,068
                                                                                        ------------
RETAIL & MERCHANDISING -- 2.1%
   Lowe's Cos., Inc. .........................................          16,000               931,520
   Target Corp. ..............................................          66,000             3,591,060
                                                                                        ------------
                                                                                           4,522,580
                                                                                        ------------
SEMICONDUCTORS -- 8.0%
   Broadcom Corp.(Class "A" Stock)* ..........................         166,700             5,919,517
   Marvell Technology Group Ltd.* ............................         172,800             6,573,312
   Taiwan Semiconductor Manufacturing
      Co. Ltd., ADR (Taiwan)..................................         225,538             2,056,905
   Texas Instruments, Inc. ...................................          86,000             2,414,020
                                                                                        ------------
                                                                                          16,963,754
                                                                                        ------------
TELECOMMUNICATIONS -- 5.3%
   Corning, Inc.* ............................................         242,300             4,027,026
   Qualcomm, Inc. ............................................         216,200             7,136,762
                                                                                        ------------
                                                                                          11,163,788
                                                                                        ------------
TOTAL LONG-TERM INVESTMENTS
   (cost $187,857,869) .......................................                           212,424,140
                                                                                        ------------

                                                                       PRINCIPAL
INTEREST                              MATURITY                          AMOUNT
   RATE                                 DATE                             (000)
--------------                     -------------                       ---------
SHORT-TERM INVESTMENTS -- 8.0%
COMMERCIAL PAPER -- 5.9%
Goldman Sachs(b)
   3.097%                          07/08/05                            $ 4,029             4,018,672

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B60

          ------------------------------------------------------------
          AST ALLIANCEBERNSTEIN LARGE-CAP GROWTH PORTFOLIO (CONTINUED)
          ------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                      PRINCIPAL
INTEREST                              MATURITY                          AMOUNT             VALUE
   RATE                                 DATE                             (000)            (NOTE 2)
--------------                     -------------                       ---------        ------------
SHORT-TERM INVESTMENTS (CONTINUED)
COMMERCIAL PAPER (CONTINUED)
Morgan Stanley(b)(c)
   3.517%                          07/01/05                            $ 7,970          $  7,970,003
Skandinaviska Enskilda Banken(b)(c)
    3.21%                          07/17/05                                408               407,750
                                                                                        ------------
                                                                                          12,396,425
                                                                                        ------------
CORPORATE OBLIGATION -- 1.5%
Natexis Banque NY(b)(c)
   3.487%                          07/01/05                              3,045             3,044,686
                                                                                        ------------
TIME DEPOSITS -- 0.3%
Credit Suisse First Boston(b)
   3.375%                          07/01/05                                 49                48,560
Societe Generale NY(b)
   3.375%                          07/01/05                                659               658,731
                                                                                        ------------
                                                                                             707,291
                                                                                        ------------
                                                                      SHARES
                                                                    ----------
NON-REGISTERED INVESTMENT COMPANY -- 0.2%
   BlackRock Institutional Money
      Market Trust(b)(j) .....................................         488,516               488,516
                                                                                        ------------
REGISTERED INVESTMENT COMPANIES -- 0.1%
   BlackRock Provident Institutional
      Funds TempCash Portfolio(j) ............................         132,128               132,128
   BlackRock Provident Institutional
      Funds TempFund Portfolio(j) ............................         132,127               132,127
                                                                                        ------------
                                                                                             264,255
                                                                                        ------------
TOTAL SHORT-TERM INVESTMENTS
   (cost $16,901,173)  .......................................                            16,901,173
                                                                                        ------------
TOTAL INVESTMENTS -- 108.3%
   (cost $204,759,042; Note 6)  ..............................                          $229,325,313

LIABILITIES IN EXCESS OF OTHER ASSETS
   (INCLUDES CASH COLLATERAL FOR SECURITIES
   ON LOAN OF $16,636,918) -- (8.3)% .........................                           (17,484,354)
                                                                                        ------------
NET ASSETS -- 100.0%  .........................................                         $211,840,959
                                                                                        ============

The following abbreviation is used in portfolio descriptions:

ADR  American Depositary Receipt

*    Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $16,136,026; cash collateral of $16,636,918 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

(c) Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.

(j)  Security available to institutional investors only.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2005 were as follows:

INDUSTRY
--------
Internet Services                                                       15.1%
Medical Supplies & Equipment                                             9.4
Computer Hardware                                                        9.2
Financial Services                                                       8.8
Semiconductors                                                           8.0
Pharmaceuticals                                                          7.9
Insurance                                                                7.7
Telecommunications                                                       5.3
Oil & Gas                                                                5.1
Computer Services & Software                                             4.6
Consumer Products & Services                                             4.0
Electronic Components & Equipment                                        3.9
Healthcare Services                                                      3.1
Retail & Merchandising                                                   2.1
Entertainment & Leisure                                                  1.9
Broadcasting                                                             1.6
Building & Real Estate                                                   1.1
Restaurants                                                              1.0
Food                                                                     0.3
Aerospace                                                                0.2
Short-Term Investments                                                   8.0
                                                                       -----
                                                                       108.3
Liabilities in excess of other assets                                   (8.3)
                                                                       -----
                                                                       100.0%
                                                                       =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B61

                    ------------------------
                    AST MFS GROWTH PORTFOLIO
                    ------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

LONG-TERM INVESTMENTS -- 96.0%
                                                                                           VALUE
COMMON STOCKS                                                           SHARES            (NOTE 2)
                                                                       --------         ------------
AEROSPACE -- 1.9%
   Northrop Grumman Corp. ....................................          52,480          $  2,899,520
   United Technologies Corp. .................................         142,360             7,310,186
                                                                                        ------------
                                                                                          10,209,706
                                                                                        ------------
BEVERAGES -- 1.6%
   PepsiCo, Inc. .............................................         152,500             8,224,325
                                                                                        ------------
BROADCASTING -- 0.7%
   Grupo Televisa SA, ADR (Brazil) ...........................          34,690             2,153,902
   Univision Communications, Inc.
      (Class "A" Stock)(a) ...................................          48,700             1,341,685
                                                                                        ------------
                                                                                           3,495,587
                                                                                        ------------
BUSINESS SERVICES -- 0.6%
   Accenture Ltd.(Class "A" Stock)* ..........................         142,370             3,227,528
                                                                                        ------------
CABLE TELEVISION -- 0.4%
   Comcast Corp.(Class "A" Stock).............................          66,962             2,055,733
                                                                                        ------------
CHEMICALS -- 1.0%
   Praxair, Inc.* ............................................         113,690             5,297,954
                                                                                        ------------
CLOTHING & APPAREL -- 1.1%
   NIKE, Inc.(Class "B" Stock)(a) ............................          66,700             5,776,220
                                                                                        ------------
COMPUTER HARDWARE -- 3.1%
   Apple Computer, Inc.*(a) ..................................          56,100             2,065,041
   Dell, Inc.* ...............................................         273,250            10,796,108
   International Business Machines
      Corp. ..................................................          17,700             1,313,340
   Network Appliance, Inc.*(a) ...............................          72,300             2,043,921
                                                                                        ------------
                                                                                          16,218,410
                                                                                        ------------
COMPUTER SERVICES & SOFTWARE -- 4.1%
   Cerner Corp.*(a) ..........................................          20,390             1,385,908
   Computer Associates International,
      Inc. ...................................................              29                   797
   EMC Corp.* ................................................         778,910            10,678,856
   Symantec Corp.* ...........................................         427,850             9,301,459
                                                                                        ------------
                                                                                          21,367,020
                                                                                        ------------
CONGLOMERATES -- 3.8%
   3M Co. ....................................................          34,720             2,510,256
   General Electric Co. ......................................         317,740            11,009,691
   Tyco International Ltd. ...................................         219,890             6,420,788
                                                                                        ------------
                                                                                          19,940,735
                                                                                        ------------
CONSUMER PRODUCTS & SERVICES -- 4.4%
   Avon Products, Inc. .......................................         110,750             4,191,888
   Colgate-Palmolive Co. .....................................          52,200             2,605,302
   Gillette Co. ..............................................          48,560             2,458,593
   LVMH Moet Hennessy Louis Vuitton
      SA (France) ............................................          14,300             1,100,906
   Procter & Gamble Co. ......................................         148,970             7,858,167
   Reckitt Benckiser PLC (United
      Kingdom) ...............................................         157,860             4,637,138
                                                                                        ------------
                                                                                          22,851,994
                                                                                        ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.4%
   Harman International Industries, Inc. .....................          27,200             2,212,992
                                                                                        ------------

ENTERTAINMENT & LEISURE -- 1.7%
   Carnival Corp.(a) .........................................          67,360             3,674,488
   Disney, (Walt) Co. ........................................          71,510             1,800,622
   Harley-Davidson, Inc.(a) ..................................          54,710             2,713,616
   Time Warner, Inc.* ........................................          48,930               817,620
                                                                                        ------------
                                                                                           9,006,346
                                                                                        ------------
FARMING & AGRICULTURE -- 0.7%
   Monsanto Co. ..............................................          54,450             3,423,272
                                                                                        ------------
FINANCIAL - SERVICES -- 4.7%
   American Express Co. ......................................          36,179             1,925,808
   Chicago Mercantile Exchange
      Holding, Inc. ..........................................           8,300             2,452,650
   Countrywide Financial Corp. ...............................         118,960             4,593,046
   Goldman Sachs Group, Inc. .................................          43,200             4,407,264
   Legg Mason, Inc. ..........................................          12,440             1,295,128
   SLM Corp.(a) ..............................................         192,180             9,762,744
                                                                                        ------------
                                                                                          24,436,640
                                                                                        ------------
FOOD -- 1.0%
   Groupe Danone SA (France)* ...............................            8,340               730,719
   Kellogg Co. ..............................................           97,500             4,332,900
                                                                                        ------------
                                                                                           5,063,619
                                                                                        ------------
HEALTHCARE SERVICES -- 0.4%
   Caremark Rx, Inc.* ........................................          49,190             2,189,939
                                                                                        ------------
HOTELS & MOTELS -- 0.5%
   Harrah's Entertainment, Inc.* .............................          36,740             2,647,852
                                                                                        ------------
INSURANCE -- 3.6%
   AFLAC, Inc. ...............................................          86,210             3,731,169
   American International Group, Inc. ........................         103,500             6,013,350
   WellPoint, Inc.* .........................................          132,500             9,227,300
                                                                                        ------------
                                                                                          18,971,819
                                                                                        ------------
INTERNET SERVICES -- 1.5%
   eBay, Inc.*(a) ............................................          50,500             1,667,005
   Google, Inc.(Class "A" Stock)* ............................           7,200             2,117,880
   Yahoo!, Inc.*(a) ..........................................         114,840             3,979,206
                                                                                        ------------
                                                                                           7,764,091
                                                                                        ------------
MEDICAL SUPPLIES & EQUIPMENT -- 12.1%
   Abbott Laboratories .......................................         216,720            10,621,447
   Alcon, Inc. (Switzerland) .................................          12,000             1,312,200
   Amgen, Inc.* ..............................................         214,060            12,942,068
   Bard (C.R.), Inc. .........................................          19,300             1,283,643
   Fisher Scientific International,
      Inc.*(a) ...............................................         132,590             8,605,091
   Genzyme Corp.* ............................................          86,580             5,202,592
   Medtronic, Inc. ...........................................         119,100             6,168,189
   St. Jude Medical, Inc.* ...................................         212,630             9,272,794
   Varian Medical Systems, Inc.* .............................          69,500             2,594,435
   Zimmer Holdings, Inc.* ....................................          67,280             5,124,718
                                                                                        ------------
                                                                                          63,127,177
                                                                                        ------------
OIL & GAS -- 3.7%
   Amerada Hess Corp.(a) .....................................          16,900             1,800,019
   EOG Resources, Inc.(a).....................................          34,250             1,945,400

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B62

                    ------------------------------------
                    AST MFS GROWTH PORTFOLIO (CONTINUED)
                    ------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                           VALUE
COMMON STOCKS                                                           SHARES            (NOTE 2)
(CONTINUED)                                                            --------         ------------
OIL & GAS (CONT'D.)
   GlobalSantaFe Corp.(a) ....................................          88,910          $  3,627,528
   Halliburton Co.(a) ........................................         195,160             9,332,551
   Noble Corp. ...............................................          45,900             2,823,309
                                                                                        ------------
                                                                                          19,528,807
                                                                                        ------------
PHARMACEUTICALS -- 11.4%
   Allergan, Inc.(a) .........................................          13,510             1,151,593
   Gilead Sciences, Inc.* ....................................          97,370             4,283,306
   Johnson & Johnson .........................................         259,268            16,852,420
   Lilly, (Eli) & Co. ........................................         166,620             9,282,400
   Roche Holding AG (Switzerland) ............................          76,540             9,657,591
   Sanofi-Aventis (France)....................................          36,320             2,974,541
   Teva Pharmaceutical Industries
      Ltd., ADR (Israel)(a) ..................................          97,600             3,039,264
   Wyeth .....................................................         272,310            12,117,795
                                                                                        ------------
                                                                                          59,358,910
                                                                                        ------------
PRINTING & PUBLISHING -- 0.3%
   McGraw-Hill Cos., Inc. ....................................          37,380             1,654,065
                                                                                        ------------
RESTAURANTS -- 0.7%
   Outback Steakhouse, Inc.* .................................          80,610             3,646,796
                                                                                        ------------
RETAIL & MERCHANDISING -- 9.4%
   Aeropostale, Inc.* ........................................          59,600             2,002,560
   Best Buy Co., Inc.(a) .....................................          44,800             3,071,040
   CVS Corp. .................................................         316,140             9,190,190
   Kohl's Corp.*(a) ..........................................         116,750             6,527,492
   Lowe's Cos., Inc.(a) ......................................         170,670             9,936,407
   PETsMART, Inc.(a) .........................................          78,480             2,381,868
   Target Corp. ..............................................         134,180             7,300,734
   Wal-Mart Stores, Inc.(a)  .................................         181,720             8,758,904
                                                                                        ------------
                                                                                          49,169,195
                                                                                        ------------
SEMICONDUCTORS -- 3.4%
   Analog Devices, Inc. ......................................         124,280             4,636,887
   Broadcom Corp.(Class "A" Stock)* ..........................          14,400               511,344
   Intel Corp.(a) ............................................          98,600             2,569,516
   Marvell Technology Group Ltd.* ............................          54,590             2,076,604
   Taiwan Semiconductor
      Manufacturing Co. Ltd., ADR
      (Taiwan) ...............................................         213,232             1,944,675
   Texas Instruments, Inc.(a) ................................         209,030             5,867,472
                                                                                        ------------
                                                                                          17,606,498
                                                                                        ------------
SOFTWARE -- 8.3%
   Electronic Arts, Inc.*(a) .................................         125,110             7,082,477
   Fiserv, Inc.* .............................................          12,230               525,279
   Mercury Interactive Corp.*(a) .............................          80,890             3,102,940
   Microsoft Corp. ...........................................         735,890            18,279,508
   NAVTEQ Corp.* .............................................          35,100             1,305,018
   Oracle Corp.* .............................................         977,180            12,898,776
                                                                                        ------------
                                                                                          43,193,998
                                                                                        ------------
TELECOMMUNICATIONS -- 8.9%
   Amdocs Ltd.* ..............................................         290,470             7,677,122
   America Movil SA de CV (Class "L"
      Stock), ADR(Mexico)(a) .................................          82,730             4,931,535
   Cisco Systems, Inc.*(a) ...................................         791,000            15,116,010
   Corning, Inc.* ............................................         515,880             8,573,926
   Qualcomm, Inc. ............................................         175,910             5,806,789
   Sprint Corp.(a)............................................         171,070             4,292,146
                                                                                        ------------
                                                                                          46,397,528
                                                                                        ------------
TRANSPORTATION -- 0.6%
   FedEx Corp. ...............................................          38,560             3,123,746
                                                                                        ------------
TOTAL LONG-TERM INVESTMENTS
   (cost $478,466,764) .......................................                           501,188,502
                                                                                        ------------

                                                                      PRINCIPAL
INTEREST                              MATURITY                          AMOUNT
   RATE                                 DATE                             (000)
--------------                     -------------                       ---------
SHORT-TERM INVESTMENTS -- 13.9%
CERTIFICATES OF DEPOSIT -- 0.7%
Barclays Bank PLC(b)
   3.19%                           07/08/05                            $ 3,501             3,501,354
UBS Bank(b)
   3.04%                           07/01/05                                  6                 5,615
                                                                                        ------------
                                                                                           3,506,969
                                                                                        ------------
COMMERCIAL PAPER -- 6.8%
Goldman Sachs(b)
   3.097%                          07/08/05                                206               205,540
Merrill Lynch & Co., Inc.
   3.37%                           07/01/05                             15,610            15,610,000
Morgan Stanley(b)(c)
   3.517%                          07/01/05                              8,431             8,431,225
Ranger Funding Co. LLC
    3.18%                          07/15/05
   (cost $9,987,633;
      purchased 6/16/05)(g)(h)                                          10,000             9,987,633
Skandinaviska Enskilda Banken(b)(c)
    3.21%                          07/07/05                                618               617,694
Victory Receivables Corp.(b)
  3.309%                           07/07/05                                766               764,100
                                                                                        ------------
                                                                                          35,616,192
                                                                                        ------------
CORPORATE OBLIGATIONS -- 2.2%
Bank of America NA(b)(c)
   3.517%                          07/01/05                              1,619             1,619,337
Goldman Sachs(b)(c)
   3.517%                          07/01/05                              4,049             4,049,289
Lehman Brothers(b)(c)
   3.497%                          07/01/05                              1,364             1,364,048
Morgan Stanley(b)(c)
   3.507%                          07/01/05                              1,007             1,007,138
Natexis Banque NY(b)(c)
   3.487%                          07/01/05                              3,310             3,310,075
                                                                                        ------------
                                                                                          11,349,887
                                                                                        ------------
TIME DEPOSITS -- 1.1%
Credit Suisse First Boston(b)
    3.375%                         07/01/05                              4,310             4,309,519
Societe Generale NY(b)
    3.375%                         07/01/05                              1,518             1,581,129
                                                                                        ------------
                                                                                           5,890,648
                                                                                        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B63

                    ------------------------------------
                    AST MFS GROWTH PORTFOLIO (CONTINUED)
                    ------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                           VALUE
SHORT-TERM INVESTMENTS                                                 SHARES             (NOTE 2)
(CONTINUED)                                                           --------          ------------
NON-REGISTERED INVESTMENT COMPANY -- 3.1%
   BlackRock Institutional Money
      Market Trust(b) ........................................      16,311,374          $ 16,311,374
                                                                                        ------------
REGISTERED INVESTMENT COMPANIES
   BlackRock Provident Institutional Funds
      TempCash Portfolio(j) ..................................             423                   423
   BlackRock Provident Institutional Funds
      TempFund Portfolio(j) ..................................             422                   422
                                                                                        ------------
                                                                                                 845
                                                                                        ------------
TOTAL SHORT-TERM INVESTMENTS
   (cost $72,675,915) ........................................                            72,675,915
                                                                                        ------------
TOTAL INVESTMENTS(o) -- 109.9%
   (cost $551,142,679; Note 6) ...............................                           573,864,417

LIABILITIES IN EXCESS OF OTHER ASSETS
  (INCLUDES CASH COLLATERAL FOR SECURITIES
  ON LOAN OF $47,077,437) -- (9.9)% ...........................                          (51,503,749)
                                                                                        ------------
NET ASSETS -- 100.0% ..........................................                         $522,360,668
                                                                                        ============

The following abbreviations are used in portfolio descriptions:

ADR American Depositary Receipt

*   Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $45,526,804; cash collateral of $47,077,437 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

(c) Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.

(g) Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $9,987,633. The aggregate value, $9,987,633 represents 1.91% of net assets.

(h) Indicates a restricted security; the aggregate cost of the restricted securities is $9,987,633. The aggregate value, $9,987,633, is approximately 1.91% of net assets.

(j) Security available to institutional investors only.

(o) As of June 30, 2005, 5 securities representing $19,100,895 and 3.3% of the total market value were fair valued in accordance with the policies adopted by the Board of Trustees.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2005 were as follows:

INDUSTRY
--------
Medical Supplies & Equipment                                            12.1%
Pharmaceuticals                                                         11.4
Retail & Merchandising                                                   9.4
Telecommunications                                                       8.9
Software                                                                 8.3
Financial Services                                                       4.7
Consumer Products & Services                                             4.4
Computer Services & Software                                             4.1
Conglomerates                                                            3.8
Oil & Gas                                                                3.7
Insurance                                                                3.6
Semiconductors                                                           3.4
Computer Hardware                                                        3.1
Aerospace                                                                1.9
Entertainment & Leisure                                                  1.7
Beverages                                                                1.6
Internet Services                                                        1.5
Clothing & Apparel                                                       1.1
Chemicals                                                                1.0
Food                                                                     1.0
Broadcasting                                                             0.7
Farming & Agriculture                                                    0.7
Restaurants                                                              0.7
Business Services                                                        0.6
Transportation                                                           0.6
Hotels & Motels                                                          0.5
Cable Television                                                         0.4
Electronic Components & Equipment                                        0.4
Healthcare Services                                                      0.4
Printing & Publishing                                                    0.3
Short-Term Investments                                                  13.9
                                                                       -----
                                                                       109.9
Liabilities in excess of other assets                                   (9.9)
                                                                       -----
Total                                                                  100.0%
                                                                       =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B64

                     ----------------------------------------
                       AST MARSICO CAPITAL GROWTH PORTFOLIO
                     ----------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

LONG-TERM INVESTMENTS -- 96.8%
                                                                                    VALUE
COMMON STOCKS                                                  SHARES              (NOTE 2)
                                                              --------           ------------
AEROSPACE -- 4.9%
   General Dynamics Corp. .......................              406,890         $   44,570,730
   Lockheed Martin Corp.(a) .....................              575,100             37,306,737
   United Technologies Corp. ....................              913,054             46,885,323
                                                                               --------------
                                                                                  128,762,790
                                                                               --------------
BEVERAGES -- 0.6%
   PepsiCo, Inc. ...............................               301,496             16,259,679
                                                                               --------------
CLOTHING & APPAREL -- 2.0%
   NIKE, Inc. (Class "B" Stock)(a) ..............              584,390             50,608,174
                                                                               --------------
CONSTRUCTION -- 4.8%
   KB Home .....................................               446,445             34,032,502
   Lennar Corp. (Class "A" Stock)(a) ...........               661,424             41,967,353
   MDC Holdings, Inc. ..........................               369,983             30,431,102
   Toll Brothers, Inc.* ........................               186,180             18,906,579
                                                                               --------------
                                                                                  125,337,536
                                                                               --------------
CONSUMER PRODUCTS & SERVICES -- 5.8%
   Johnson & Johnson(a) ........................             1,028,531             66,854,515
   Procter & Gamble Co.(a) .....................             1,620,419             85,477,102
                                                                               --------------
                                                                                  152,331,617
                                                                               --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 4.7%
   General Electric Co. .........................            3,145,171            108,980,175
   Harman International Industries,
      Inc. ......................................              176,901             14,392,666
                                                                               --------------
                                                                                  123,372,841
                                                                               --------------
ENTERTAINMENT & LEISURE -- 3.6%
   Royal Caribbean Cruises Ltd. .................              801,420             38,756,671
   Wynn Resorts Ltd.*(a) ........................            1,185,639             56,045,156
                                                                               --------------
                                                                                   94,801,827
                                                                               --------------
FINANCIAL - BANK & TRUST -- 3.5%
   UBS AG, ADR (Switzerland)* ...................              736,175             57,311,224
   UCBH Holdings, Inc. ..........................              524,118              8,511,676
   Wells Fargo & Co. ............................              398,328             24,529,038
                                                                               --------------
                                                                                   90,351,938
                                                                               --------------
FINANCIAL - SERVICES -- 10.3%
   Chicago Mercantile Exchange
      Holding, Inc. ............................               136,917             40,458,974
   Citigroup, Inc. .............................               826,693             38,218,017
   Countrywide Financial Corp. .................             1,887,352             72,870,661
   Goldman Sachs Group, Inc. ...................               101,322             10,336,870
   Lehman Brothers Holdings, Inc. ..............               203,661             20,219,464
   SLM Corp. ...................................             1,727,799             87,772,189
                                                                               --------------
                                                                                  269,876,175
                                                                               --------------
HEALTHCARE SERVICES -- 9.5%
   PacifiCare Health Systems, Inc.* ............               168,709             12,054,258
   Quest Diagnostics, Inc. .....................               608,080             32,392,422
   UnitedHealth Group, Inc.(a) .................             3,911,972            203,970,220
                                                                               --------------
                                                                                  248,416,900
                                                                               --------------
HOTELS & MOTELS -- 2.5%
   Four Seasons Hotels, Inc.
      (Canada)(a) ...............................              545,714             36,071,695
   MGM Mirage, Inc.* ............................              757,872             29,996,574
                                                                               --------------
                                                                                   66,068,269
                                                                               --------------
INSURANCE -- 0.9%
   Aetna, Inc.* .................................              115,392              9,556,765
   WellPoint, Inc.* .............................              202,326             14,089,983
                                                                               --------------
                                                                                   23,646,748
                                                                               --------------
INTERNET SERVICES -- 3.0%
   Google, Inc. (Class "A" Stock)* ..............              269,231             79,194,299
                                                                               --------------
MACHINERY & EQUIPMENT -- 2.3%
   Caterpillar, Inc.* ...........................              638,759             60,880,120
                                                                               --------------
MEDICAL SUPPLIES & EQUIPMENT -- 4.3%
   Medtronic, Inc. ..............................              916,917             47,487,132
   Zimmer Holdings, Inc.* .......................              861,471             65,618,246
                                                                               --------------
                                                                                  113,105,378
                                                                               --------------
OIL & GAS -- 0.4%
   Canadian Natural Resources Ltd. ..............              253,826              9,234,190
                                                                               --------------
PHARMACEUTICALS -- 10.7%
   Genentech, Inc.* .............................            2,262,011            181,594,243
   Pfizer, Inc. .................................            1,580,290             43,584,398
   Sanofi-Sythelabo SA, ADR
      (France)* .................................            1,331,877             54,593,639
                                                                               --------------
                                                                                  279,772,280
                                                                               --------------
REAL ESTATE INVESTMENT TRUST -- 1.0%
   Saint Joe Co. (The) ..........................              323,568             26,383,735
                                                                               --------------
RESTAURANTS -- 4.1%
   Starbucks Corp.* .............................              661,628             34,179,702
   Yum! Brands, Inc. ............................            1,375,760             71,649,581
                                                                               --------------
                                                                                  105,829,283
                                                                               --------------
RETAIL & MERCHANDISING -- 7.7%
   CVS Corp. ....................................            1,140,051             33,141,282
   Lowe's Cos., Inc. ............................            1,461,167             85,069,143
   Target Corp. .................................            1,077,382             58,620,355
   Walgreen Co. .................................              532,627             24,495,516
                                                                               --------------
                                                                                  201,326,296
                                                                               --------------
SEMICONDUCTORS -- 1.4%
   Intel Corp. ..................................            1,380,367             35,972,364
                                                                               --------------
SOFTWARE -- 0.4%
   Adobe Systems, Inc. ..........................              355,826             10,183,740
                                                                               --------------
TELECOMMUNICATIONS -- 3.6%
   Cisco Systems, Inc.* .........................            1,890,976             36,136,551
   Qualcomm, Inc. ...............................            1,758,759             58,056,635
                                                                               --------------
                                                                                   94,193,186
                                                                               --------------
TRANSPORTATION -- 3.4%
   FedEx Corp. ..................................            1,090,020             88,302,520
                                                                               --------------
UTILITIES -- 1.4%
   TXU Corp. ....................................              425,782             35,378,226
                                                                               --------------
TOTAL LONG-TERM INVESTMENTS
   (cost $1,962,506,261) ........................                               2,529,590,111
                                                                               --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B65

                ------------------------------------------------
                AST MARSICO CAPITAL GROWTH PORTFOLIO (CONTINUED)
                ------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                               PRINCIPAL
INTEREST              MATURITY                                   AMOUNT            VALUE
  RATE                  DATE                                     (000)            (Note 2)
--------              --------                                 ---------       --------------
SHORT-TERM INVESTMENT -- 23.3%
COMMERCIAL PAPER -- 2.5%
Countrywide Home Loans(b)
    3.317%            07/22/05                                   $12,188       $   12,160,801
Skandinaviska Enskilda Banken(b)(c)
     3.21%            07/17/05                                    29,801           29,801,007
Victory Receivables Corp.(b)
    3.309%            07/27/05                                    22,216           22,155,118
                                                                               --------------
                                                                                   64,116,926
                                                                               --------------
CORPORATE OBLIGATIONS -- 3.0%
Bank of America NA(b)(c)
    3.517%            07/01/05                                     9,740            9,740,207
Lehman Brothers(b)(c)
    3.497%            07/01/05                                    36,199           36,199,091
Morgan Stanley(b)(c)
    3.507%            07/01/05                                    29,264           29,263,901
Sedna Finance Corp.(b)(c)
     3.19%            07/15/05                                     2,790            2,789,995
                                                                               --------------
                                                                                   77,993,194
                                                                               --------------
TIME DEPOSITS -- 1.8%
Credit Suisse First Boston(b)
    3.375%            07/01/05                                    39,454           39,454,178
Societe Generale NY(b)
    3.375%            07/01/05                                     8,710            8,709,901
                                                                               --------------
                                                                                   48,164,079
                                                                               --------------
                                                               SHARES
                                                             ----------
NON-REGISTERED INVESTMENT COMPANY -- 11.0%
   BlackRock Institutional Money
      Market Trust(b)(j) ........................            287,162,519          287,162,519
                                                                               --------------
REGISTERED INVESTMENT COMPANIES -- 5.0%
   BlackRock Provident Institutional
      Funds TempCash Portfolio(j) ..............              64,947,909           64,947,909
   BlackRock Provident Institutional
      Funds TempFund Portfolio(j) ..............              64,947,908           64,947,908
                                                                               --------------
                                                                                  129,895,817
                                                                               --------------
TOTAL SHORT-TERM INVESTMENTS
   (cost $607,332,535) .........................                                  607,332,535
                                                                               --------------
TOTAL INVESTMENTS -- 120.1%
   (cost $2,569,838,796; Note 6) ...............                                3,136,922,646

LIABILITIES IN EXCESS OF OTHER ASSETS
   (INCLUDES CASH COLLATERAL FOR SECURITIES
   ON LOAN OF $477,436,718) -- (20.1)% .........                                 (525,074,467)
                                                                               --------------
NET ASSETS -- 100.0% ...........................                               $2,611,848,179
                                                                               ==============

The following abbreviation is used in portfolio descriptions:

ADR   American Depositary Receipt

*     Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $460,642,673; cash collateral of $477,436,718 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

(c) Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.

(j)   Security available to institutional investors only.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2005 were as follows:

INDUSTRY
---------
Pharmaceuticals                                                10.7%
Financial - Services                                           10.3
Healthcare Services                                             9.5
Retail & Merchandising                                          7.7
Consumer Products & Services                                    5.8
Aerospace                                                       4.9
Construction                                                    4.8
Electronic Components & Equipment                               4.7
Medical Supplies & Equipment                                    4.3
Restaurants                                                     4.1
Entertainment & Leisure                                         3.6
Telecommunications                                              3.6
Financial - Bank & Trust                                        3.5
Transportation                                                  3.4
Internet Services                                               3.0
Hotels & Motels                                                 2.5
Machinery & Equipment                                           2.3
Clothing & Apparel                                              2.0
Semiconductors                                                  1.4
Utilities                                                       1.4
Real Estate Investment Trust                                    1.0
Insurance                                                       0.9
Beverages                                                       0.6
Oil & Gas                                                       0.4
Software                                                        0.4
Short-Term Investments                                         23.3
                                                              -----
                                                              120.1
Liabilities in excess of other assets                         (20.1)
                                                              -----
                                                              100.0%
                                                              =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B66

                     -----------------------------------------------
                     AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
                     -----------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

LONG-TERM INVESTMENTS -- 98.9%
COMMON STOCKS                                                                       VALUE
                                                               SHARES              (NOTE 2)
                                                              --------           ------------
BEVERAGES -- 3.6%
   PepsiCo, Inc. ...............................               543,100           $ 29,289,383
                                                                                 ------------
BROADCAST & CABLE/SATELLITE TV -- 10.4%
   Cablevision Systems New York
      Group (Class "A" Stock) ..................               355,834             11,457,855
   Clear Channel Communications,
      Inc.(a) ..................................               489,960             15,154,463
   Comcast Corp. (Class "A" Stock)*(a) .........               109,840              3,289,708
   EchoStar Communications Corp.
      (Class "A" Stock)(a) .....................               227,735              6,866,210
   Univision Communications, Inc.
      (Class "A" Stock)(a) .....................             1,383,290             38,109,640
   Westwood One, Inc.* .........................               424,200              8,666,406
                                                                                 ------------
                                                                                   83,544,282
                                                                                 ------------
COMMERCIAL SERVICES -- 6.4%
   McGraw-Hill Cos., Inc. ......................               896,424             39,666,762
   Moody's Corp. ...............................               257,196             11,563,532
                                                                                 ------------
                                                                                   51,230,294
                                                                                 ------------
COMPUTER HARDWARE -- 2.9%
   Dell, Inc.* .................................               596,000             23,547,960
                                                                                 ------------
COMPUTER SERVICES -- 4.8%
   First Data Corp. ............................               970,800             38,967,912
                                                                                 ------------
COMPUTER SOFTWARE -- 5.2%
   Electronic Arts, Inc.*(a) ...................                68,740              3,891,372
   Microsoft Corp. .............................             1,523,954             37,855,017
                                                                                 ------------
                                                                                   41,746,389
                                                                                 ------------
DRUGS & MEDICINE -- 0.2%
   Pfizer, Inc. ................................                59,400              1,638,252
                                                                                 ------------
ELECTRICAL EQUIPMENT -- 0.2%
   General Electric Co. ........................                55,200              1,912,680
                                                                                 ------------
FINANCIALS -- 12.5%
   Fannie Mae ..................................               292,956             17,108,630
   Freddie Mac .................................               666,767             43,493,212
   MBNA Corp. ..................................               752,850             19,694,556
   PHH Corp.* ..................................                 1,210                 31,121
   Schwab, (Charles) Corp. .....................             1,812,700             20,447,256
                                                                                 ------------
                                                                                  100,774,775
                                                                                 ------------
FOOD -- 1.7%
   Wrigley, (Wm., Jr.) Co.* ....................               201,756             13,888,883
                                                                                 ------------
GAMING/LODGING -- 12.7%
   Carnival Corp.(a) ...........................               297,050             16,204,077
   Cendant Corp. ...............................             1,751,915             39,190,339
   Harrah's Entertainment, Inc.* ...............               505,660             36,442,916
   Starwood Hotels & Resorts
      Worldwide, Inc. ..........................               180,433             10,567,961
                                                                                 ------------
                                                                                  102,405,293
                                                                                 ------------
HOUSEHOLD/PERSONAL CARE -- 0.1%
   Procter & Gamble Co. ........................                15,800                833,450
                                                                                 ------------

INTERNET & ONLINE -- 2.5%
   eBay, Inc.* .................................                 8,200                270,682
   Google, Inc. (Class "A" Stock)*(a) ..........                40,270             11,845,420
   Yahoo!, Inc.*(a) ............................               230,220              7,977,123
                                                                                 ------------
                                                                                   20,093,225
                                                                                 ------------
MANUFACTURING -- 0.1%
   3M Co. ......................................                11,800                853,140
                                                                                 ------------
MEDICAL EQUIPMENT -- 2.8%
   Stryker Corp. ...............................               464,970             22,113,973
                                                                                 ------------
MOVIES & ENTERTAINMENT -- 6.7%
   Time Warner, Inc.* ..........................               971,724             16,237,508
   Viacom, Inc. (Class "B" Stock) ..............             1,185,810             37,969,636
                                                                                 ------------
                                                                                   54,207,144
                                                                                 ------------
NETWORKING/TELECOM EQUIPMENT -- 2.6%
   Cisco Systems, Inc.*(a) .....................             1,085,900             20,751,549
                                                                                 ------------
OIL WELL SERVICES & EQUIPMENT -- 1.8%
   Schlumberger Ltd. ...........................               195,040             14,811,338
                                                                                 ------------
PHARMACY BENEFIT MANAGER -- 5.4%
   Caremark Rx, Inc.* ..........................               723,505             32,210,443
   Medco Health Solutions, Inc.* ...............               211,220             11,270,699
                                                                                 ------------
                                                                                   43,481,142
                                                                                 ------------
PUBLISHING -- 1.1%
   Scripps, (E.W.) Co. (Class "A" Stock) .......               186,208              9,086,950
                                                                                 ------------
RETAILING -- 5.5%
   Lowe's Cos., Inc.(a) ........................               332,800             19,375,616
   Wal-Mart Stores, Inc.(a) ....................               524,850             25,297,770
                                                                                 ------------
                                                                                   44,673,386
                                                                                 ------------
SEMICONDUCTORS/SEMI CAPITAL EQUIPMENT -- 7.1%
   Intel Corp.(a) ..............................                62,100              1,618,326
   Linear Technology Corp.(a) ..................               295,490             10,841,528
   Qualcomm, Inc.(a) ...........................             1,346,400             44,444,664
                                                                                 ------------
                                                                                   56,904,518
                                                                                 ------------
TELECOMMUNICATIONS -- 2.6%
   American Tower Corp.
      (Class "A" Stock) ........................               362,270              7,614,915
   Crown Castle International
      Corp.*(a) ................................               636,940             12,942,621
                                                                                 ------------
                                                                                   20,557,536
                                                                                 ------------
TOTAL LONG-TERM INVESTMENTS
   (cost $723,466,301) .........................                                  797,313,454
                                                                                 ------------

                                                               PRINCIPAL
INTEREST              MATURITY                                   AMOUNT
  RATE                  DATE                                     (000)
--------              --------                                 ---------
SHORT-TERM INVESTMENT -- 6.5%
COMMERCIAL PAPER -- 0.7%
Countrywide Home Loans(b)
   3.317%             07/22/05                                   $    40               39,576
Morgan Stanley(b)(c)
   3.517%             07/01/05                                     3,103            3,103,305

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B67

                   -----------------------------------------------------------
                   AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO (CONTINUED)
                   -----------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                               PRINCIPAL
INTEREST              MATURITY                                   AMOUNT             VALUE
  RATE                  DATE                                     (000)             (NOTE 2)
--------              --------                                 ---------         ------------
SHORT-TERM INVESTMENTS (CONTINUED)
COMMERCIAL PAPER (CONTINUED)
Skandinaviska Enskilda Banken(b)(c)
   3.21%              07/17/05                                  $ 2,623         $   2,623,105
                                                                                 ------------
                                                                                    5,765,986
                                                                                 ------------
CORPORATE OBLIGATIONS -- 2.8%
Goldman Sachs(b)(c)
   3.517%             07/01/05                                   15,025            15,025,139
Lehman Brothers(b)(c)
   3.497%             07/01/05                                    1,179             1,179,012
Natexis Banque NY(b)(c)
   3.487%             07/01/05                                    6,085             6,085,408
                                                                                 ------------
                                                                                   22,289,559
                                                                                 ------------
TIME DEPOSITS -- 0.4%
Credit Suisse First Boston(b)
   3.375%             07/01/05                                    2,045             2,044,546
Societe Generale NY(b)
   3.375%             07/01/05                                    1,408             1,407,840
                                                                                 ------------
                                                                                    3,452,386
                                                                                 ------------

                                                                SHARES
                                                              ----------
NON-REGISTERED INVESTMENT COMPANY -- 2.6%
   BlackRock Institutional Money
      Market Trust(b)(j) .......................             20,568,144            20,568,144
                                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
   (cost $52,076,075) ..........................                                   52,076,075
                                                                                 ------------
TOTAL INVESTMENTS -- 105.4%
   (cost $775,542,376; Note 6) .................                                  849,389,529

LIABILITIES IN EXCESS OF OTHER ASSETS
   (INCLUDES CASH COLLATERAL FOR
   SECURITIES ON LOAN OF $52,076,075) -- (5.4)%                                   (43,136,289)
                                                                                 ------------
NET ASSETS -- 100.0%............................                                 $806,253,240
                                                                                 ============

*     Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $50,129,135; cash collateral of $52,076,075 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

(c) Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.

(j)   Security available to institutional investors only.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2005 were as follows:

INDUSTRY
--------
Gaming/Lodging                                                           12.7%
Financials                                                               12.5
Broadcast & Cable/Satellite TV                                           10.4
Semiconductors/Semi Capital Equipment                                     7.1
Movies & Entertainment                                                    6.7
Commercial Services                                                       6.4
Retailing                                                                 5.5
Pharmacy Benefit Manager                                                  5.4
Computer Software                                                         5.2
Computer Services                                                         4.8
Beverages                                                                 3.6
Computer Hardware                                                         2.9
Medical Equipment                                                         2.8
Networking/Telecom Equipment                                              2.6
Telecommunications                                                        2.6
Internet & Online                                                         2.5
Oil Well Services & Equipment                                             1.8
Food                                                                      1.7
Publishing                                                                1.1
Drugs & Medicine                                                          0.2
Electrical Equipment                                                      0.2
Household/Personal Care                                                   0.1
Manufacturing                                                             0.1
Short-Term Investments                                                    6.5
                                                                        -----
                                                                        105.4
Liabilities in excess of other assets                                    (5.4)
                                                                        -----
                                                                        100.0%
                                                                        =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B68

                       ----------------------------------
                       AST DEAM LARGE-CAP VALUE PORTFOLIO
                       ----------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

LONG-TERM INVESTMENTS -- 96.0%
COMMON STOCKS -- 96.0%                                                              VALUE
                                                               SHARES              (NOTE 2)
                                                              --------           ------------
AEROSPACE -- 2.3%
   General Dynamics Corp. ......................                 7,400            $   810,596
   Raytheon Co. ................................                70,200              2,746,224
                                                                                  -----------
                                                                                    3,556,820
                                                                                  -----------
AUTOMOTIVE PARTS -- 1.2%
   Autoliv, Inc. (Germany) .....................                43,100              1,887,780
                                                                                  -----------
BEVERAGES -- 0.1%
   PepsiAmericas, Inc. .........................                 4,900                125,734
                                                                                  -----------
BROADCASTING -- 0.5%
   Liberty Media Corp. (Class "A"
      Stock)* ..................................                82,200                837,618
                                                                                  -----------
BUILDING MATERIALS -- 0.1%
   Vulcan Materials Co. ........................                 2,400                155,976
                                                                                  -----------
BUSINESS SERVICES -- 0.1%
   Unisys Corp.* ...............................                26,000                164,580
                                                                                  -----------
CABLE TELEVISION -- 0.7%
   Comcast Corp. (Class "A" Stock) .............                33,500              1,028,450
                                                                                  -----------
CHEMICALS -- 0.3%
   Eastman Chemical Co. ........................                 9,200                507,380
                                                                                  -----------
CLOTHING & APPAREL -- 1.4%
   VF Corp. ....................................                37,800              2,162,916
                                                                                  -----------
COMPUTER HARDWARE -- 2.3%
   Hewlett-Packard Co. .........................                14,000                329,140
   International Business Machines
      Corp. ....................................                25,600              1,899,520
   Storage Technology Corp.* ...................                35,300              1,281,037
                                                                                  -----------
                                                                                    3,509,697
                                                                                  -----------
COMPUTER SERVICES & SOFTWARE -- 1.0%
   Computer Sciences Corp.* ....................                36,400              1,590,680
                                                                                  -----------
CONGLOMERATES -- 2.0%
   Altria Group, Inc.* .........................                27,600              1,784,616
   Cendant Corp. ...............................                55,500              1,241,535
                                                                                  -----------
                                                                                    3,026,151
                                                                                  -----------
CONSUMER PRODUCTS & SERVICES -- 2.5%
   Clorox Co. ..................................                36,300              2,022,636
   Loews Corp. - Carolina Group ................                56,200              1,872,584
                                                                                  -----------
                                                                                    3,895,220
                                                                                  -----------
CONTAINERS & PACKAGING -- 0.6%
   Owens-Illinois, Inc.* .......................                34,500                864,225
                                                                                  -----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.9%
   General Electric Co. ........................                83,600              2,896,740
                                                                                  -----------
ENTERTAINMENT & LEISURE -- 2.7%
   Disney, (Walt) Co. ..........................               103,400              2,603,612
   Viacom, Inc. (Class "B" Stock) ..............                46,200              1,479,324
                                                                                  -----------
                                                                                    4,082,936
                                                                                  -----------
FINANCIAL - BANK & TRUST -- 11.6%
   Bank of America Corp. .......................               147,200              6,713,792
   Comerica, Inc. ..............................                 6,500                375,700
   Golden West Financial Corp.(a) ..............                43,800              2,819,844
   SunTrust Banks, Inc. ........................                16,100              1,163,064
   U.S. Bancorp(a) .............................                78,100              2,280,520
   UnionBanCal Corp. ...........................                   900                 60,228
   Wachovia Corp. ..............................                57,400              2,847,040
   Wells Fargo & Co. ...........................                24,200              1,490,236
                                                                                  -----------
                                                                                   17,750,424
                                                                                  -----------
FINANCIAL - SERVICES -- 12.4%
   Bear Stearns Cos., Inc. .....................                23,500              2,442,590
   CIT Group, Inc. .............................                 4,900                210,553
   Citigroup, Inc. .............................                80,775              3,734,228
   Freddie Mac .................................                38,400              2,504,832
   Genworth Financial, Inc. ....................                86,000              2,599,780
   Goldman Sachs Group, Inc. ...................                27,200              2,774,944
   J.P. Morgan Chase & Co. .....................                36,684              1,295,679
   Lehman Brothers Holdings, Inc. ..............                12,500              1,241,000
   MBNA Corp. .................................                 30,700                803,112
   Providian Financial Corp.* ..................                75,600              1,332,828
                                                                                  -----------
                                                                                   18,939,546
                                                                                  -----------
FOOD -- 2.1%
   Hershey Foods Corp. .........................                25,000              1,552,500
   Safeway, Inc.*(a) ...........................                75,600              1,707,804
                                                                                  -----------
                                                                                    3,260,304
                                                                                  -----------
INSURANCE -- 4.9%
   Alleghany Corp.* ............................                 1,228                364,716
   American Financial Group, Inc. ..............                11,000                368,720
   Berkley, (W.R.) Corp. .......................                76,325              2,723,276
   Commerce Group, Inc. ........................                 8,300                515,513
   Loews Corp.* ................................                14,700              1,139,250
   MetLife, Inc. ...............................                53,800              2,417,772
                                                                                  -----------
                                                                                    7,529,247
                                                                                  -----------
MACHINERY & EQUIPMENT -- 0.6%
   Cummins, Inc. ...............................                12,700                947,547
                                                                                  -----------
MEDICAL SUPPLIES & EQUIPMENT -- 2.5%
   AmerisourceBergen Corp. .....................                24,100              1,666,515
   Hillenbrand Indutries, Inc. .................                 6,400                323,520
   Invitrogen Corp.* ...........................                21,500              1,790,735
                                                                                  -----------
                                                                                    3,780,770
                                                                                  -----------
METALS & MINING -- 2.1%
   Phelps Dodge Corp. ..........................                20,100              1,859,250
   United States Steel Corp.(a) ................                40,400              1,388,548
                                                                                  -----------
                                                                                    3,247,798
                                                                                  -----------
OIL & GAS -- 14.2%
   Apache Corp. ................................                37,600              2,428,960
   Burlington Resources, Inc. ..................                50,900              2,811,716
   ChevronTexaco Corp. .........................                 4,400                246,048
   Constellation Energy Group, Inc. ............                 6,700                386,523
   Devon Energy Corp. ..........................                13,900                704,452
   Exxon Mobil Corp. ...........................               119,400              6,861,918
   Kerr-McGee Corp. ............................                34,700              2,647,957
   Marathon Oil Corp. ..........................                46,900              2,503,053

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B69

                 ----------------------------------------------
                 AST DEAM LARGE-CAP VALUE PORTFOLIO (CONTINUED)
                 ----------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                    VALUE
COMMON STOCKS -- 96.0%                                         SHARES              (NOTE 2)
(CONTINUED)                                                   --------           ------------
OIL & GAS (CONT'D.)
   Noble Energy, Inc. ..........................                13,100           $    991,015
   Occidental Petroleum Corp. ..................                   700                 53,851
   Sunoco, Inc. ................................                18,100              2,057,608
                                                                                 ------------
                                                                                   21,693,101
                                                                                 ------------
PAPER & FOREST PRODUCTS -- 0.8%
   MeadWestvaco Corp. ..........................                28,400                796,336
   Rayonier, Inc. ..............................                 6,700                355,301
                                                                                 ------------
                                                                                    1,151,637
                                                                                 ------------
PHARMACEUTICALS -- 3.4%
   McKesson Corp. ..............................                11,600                519,564
   Merck & Co., Inc. ...........................                45,700              1,407,560
   Pfizer, Inc. ................................                16,000              3,199,280
                                                                                 ------------
                                                                                    5,126,404
                                                                                 ------------
RAILROADS -- 0.5%
   CSX Corp. ...................................                16,600                708,156
                                                                                 ------------
REAL ESTATE INVESTMENT TRUST -- 2.6%
   Apartment Investment &
      Management Co. (Class "A" Stock) .........                 9,800                401,016
   Boston Properties, Inc.(a) ..................                 7,100                497,000
   Camden Property Trust .......................                 4,100                220,375
   Equity Office Properties Trust ..............                18,400                609,040
   Equity Residential Properties Trust .........                17,900                659,078
   Kimco Realty Corp. ..........................                 4,200                247,422
   Pan Pacific Retail Properties, Inc. .........                 1,900                126,122
   Public Storage, Inc. ........................                 5,400                341,550
   Simon Property Group, Inc. ..................                 5,500                398,695
   Vornado Realty Trust ........................                 6,400                514,560
                                                                                 ------------
                                                                                    4,014,858
                                                                                 ------------
RESTAURANTS -- 1.4%
   McDonald's Corp. ............................                77,700              2,156,175
                                                                                 ------------
RETAIL & MERCHANDISING -- 2.3%
   Barnes & Noble, Inc.* .......................                28,200              1,094,160
   Circuit City Stores, Inc. ...................                29,200                504,868
   Federated Department Stores, Inc.(a) ........                26,400              1,934,592
                                                                                 ------------
                                                                                    3,533,620
                                                                                 ------------
SEMICONDUCTORS -- 0.6%
   Advanced Mirco Devices, Inc.* ...............                49,300                854,862
                                                                                 ------------
TELECOMMUNICATIONS -- 5.9%
   ALLTEL Corp. ................................                 7,200                448,416
   AT&T Corp. ..................................                56,400              1,073,856
   Citizens Communications Co. .................                18,100                243,264
   SBC Communications, Inc. ....................                 7,000                166,250
   Sprint Corp.(a) .............................                34,900                875,641
   Telewest Global, Inc.* ......................                57,200              1,303,016
   Tellabs, Inc.* ..............................               100,900                877,830
   Verizon Communications, Inc. ................               115,700              3,997,435
                                                                                 ------------
                                                                                    8,985,708
                                                                                 ------------
TRANSPORTATION -- 2.5%
   Ryder System, Inc. ..........................                60,900              2,228,940
   Yellow Roadway Corp.* .......................                31,800              1,615,440
                                                                                 ------------
                                                                                    3,844,380
                                                                                 ------------
UTILITIES -- 5.9%
   Duke Energy Corp. ...........................                94,700              2,815,431
   Edison International* .......................                16,400                665,020
   Exelon Corp. ................................                71,600              3,675,228
   Public Service Enterprise Group, Inc. .......                 7,300                443,986
   Sempra Energy* ..............................                33,900              1,400,409
                                                                                 ------------
                                                                                    9,000,074
                                                                                 ------------
TOTAL COMMON STOCKS
   (cost $139,829,028) .........................                                  146,817,514
                                                                                 ------------

                                                               PRINCIPAL
INTEREST              MATURITY            MOODY'S                AMOUNT
  RATE                  DATE              RATING                 (000)
--------              --------           --------              ---------
CORPORATE BOND
RETAIL & MERCHANDISING
Ames Department Stores, Inc.,
   Sr. Notes(g)(i) (cost
   $13,156; purchased
   11/17/00 - 11/11/01)
   10.00%             04/15/06             NR                    $   40                     4
                                                                                 ------------
TOTAL LONG-TERM INVESTMENTS
   (cost $139,842,184) .....................................                      146,817,518
                                                                                 ------------
SHORT-TERM INVESTMENTS -- 6.4%
COMMERCIAL PAPER -- 1.5%
Countrywide Home Loans(b)
   3.317%             07/22/05                                    1,090             1,087,397
Morgan Stanley(b)(c)
   3.517%             07/01/05                                      180               179,945
Victory Receivables Corp.(b)
   3.309%             07/27/05                                    1,086             1,082,667
                                                                                 ------------
                                                                                    2,350,009
                                                                                 ------------
CORPORATE OBLIGATION -- 0.1%
Bank of America NA(b)(c)
   3.517%             07/01/05                                      110               109,690
                                                                                 ------------
TIME DEPOSITS -- 0.6%
Credit Suisse First Boston(b)
   3.375%             07/01/05                                      739               738,899
Societe Generale NY(b)
   3.375%             07/01/05                                      211               210,702
                                                                                 ------------
                                                                                      949,601
                                                                                 ------------
U.S. TREASURY OBLIGATION -- 0.5%
U.S. Treasury Bills(k)(n)
    2.81%             07/28/05                                      760               758,454
                                                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B70

                 ----------------------------------------------
                 AST DEAM LARGE-CAP VALUE PORTFOLIO (CONTINUED)
                 ----------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                    VALUE
SHORT-TERM INVESTMENTS                                         SHARES              (NOTE 2)
(CONTINUED)                                                   --------           ------------
NON-REGISTERED INVESTMENT COMPANY -- 3.7%
   BlackRock Institutional Money
      Market Trust(b)(j) ........................              5,594,190         $  5,594,190
                                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
   (cost $9,761,888) ............................                                   9,761,944
                                                                                 ------------
TOTAL INVESTMENTS -- 102.4%
   (cost $149,604,072; Note 6) ..................                                 156,579,462

LIABILITIES IN EXCESS OF OTHER ASSETS
   (INCLUDES CASH COLLATERAL FOR SECURITIES
   ON LOAN OF $9,003,490)(u) -- (2.4)%...........                                  (3,678,648)
                                                                                 ------------
NET ASSETS -- 100.0% ............................                                $152,900,814
                                                                                 ============

*     Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $8,635,348; cash collateral of $9,003,490 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c) Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.

(g) Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $13,156. The aggregate value, $4 represents 0% of net assets.

(i) Represents issuer in default on interest payments. Non-income producing security.

(j)   Security available to institutional investors only.

(k) Security with an aggregate market value of $758,454 has been segregated with the custodian to cover margin requirements for the futures contracts at June 30, 2005.

(n)   Rates shown are the effective yields at purchase date.

(u) Liabilities in excess of other assets includes unrealized depreciation on futures contracts as follows:

  NUMBER                                               VALUE AT             VALUE AT
   OF                                EXIRATION           TRADE              JUNE 30,           UNREALIZED
CONTRACTS               TYPE           MONTH             DATE                 2005            DEPRECIATION
---------             -------       -----------        ----------           ----------         ------------
LONG POSITION:
    19                S&P 500         Sep 05           $5,724,625           $5,678,625           $(46,000)
                                                                                                 ========

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2005 were as follows:

INDUSTRY
--------
Oil & Gas                                                      14.2%
Financial - Services                                           12.4
Financial - Bank & Trust                                       11.6
Telecommunications                                              5.9
Utilities                                                       5.9
Insurance                                                       4.9
Pharmaceuticals                                                 3.4
Entertainment & Leisure                                         2.7
Real Estate Investment Trust                                    2.6
Consumer Products & Services                                    2.5
Medical Supplies & Equipment                                    2.5
Transportation                                                  2.5
Aerospace                                                       2.3
Computer Hardware                                               2.3
Retail & Merchandising                                          2.3
Food                                                            2.1
Metals & Mining                                                 2.1
Conglomerates                                                   2.0
Electronic Components & Equipment                               1.9
Clothing & Apparel                                              1.4
Restaurants                                                     1.4
Automotive Parts                                                1.2
Computer Services & Software                                    1.0
Paper & Forest Products                                         0.8
Cable Television                                                0.7
Containers & Packaging                                          0.6
Machinery & Equipment                                           0.6
Semiconductors                                                  0.6
Broadcasting                                                    0.5
Railroads                                                       0.5
Chemicals                                                       0.3
Beverages                                                       0.1
Building Materials                                              0.1
Business Services                                               0.1
Short-Term Investments                                          6.4
                                                              -----
                                                              102.4
Liabilities in excess of other assets                          (2.4)
                                                              -----
                                                              100.0%
                                                              =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B71

                 ----------------------------------------------
                 AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO
                 ----------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

LONG-TERM INVESTMENTS -- 98.7%
                                                                                    VALUE
COMMON STOCKS                                                  SHARES              (NOTE 2)
                                                              --------           ------------
AEROSPACE & DEFENSE -- 4.4%
   Lockheed Martin Corp. ......................                279,700           $ 18,144,139
   Raytheon Co. ...............................                315,700             12,350,184
                                                                                 ------------
                                                                                   30,494,323
                                                                                 ------------
AUTO COMPONENTS -- 1.5%
   Delphi Corp.(a) ............................                757,400              3,521,910
   Lear Corp. .................................                190,400              6,926,752
                                                                                 ------------
                                                                                   10,448,662
                                                                                 ------------
COMMERCIAL BANKS -- 2.3%
   KeyCorp ....................................                214,700              7,117,305
   UnionBanCal Corp. ..........................                138,200              9,248,344
                                                                                 ------------
                                                                                   16,365,649
                                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES -- 3.9%
   Cendant Corp. ..............................                657,400             14,706,038
   PHH Corp.* .................................                 26,400                679,008
   Waste Management, Inc. ....................                 419,500             11,888,630
                                                                                 ------------
                                                                                   27,273,676
                                                                                 ------------
CONSUMER FINANCE -- 3.0%
   MBNA Corp. .................................                810,800             21,210,528
                                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES -- 3.9%
   CIT Group, Inc. ............................                242,700             10,428,819
   Principal Financial Group, Inc.(a) .........                395,300             16,563,070
                                                                                 ------------
                                                                                   26,991,889
                                                                                 ------------
ELECTRIC UTILITIES -- 9.0%
   Entergy Corp. ..............................                142,600             10,773,430
   FirstEnergy Corp. ..........................                404,000             19,436,440
   FPL Group, Inc. ............................                611,900             25,736,514
   Alliant Energy Corp. .......................                246,100              6,927,715
                                                                                 ------------
                                                                                   62,874,099
                                                                                 ------------
FOOD & STAPLES RETAILING -- 2.5%
   Albertson's, Inc.(a) .......................                843,400             17,441,512
                                                                                 ------------
FOOD PRODUCTS -- 4.2%
   Kraft Foods, Inc. (Class "A" Stock)(a) .....                269,500              8,572,795
   Sara Lee Corp. .............................                348,500              6,903,785
   Unilever PLC, ADR (United Kingdom) .........                358,000             13,908,300
                                                                                 ------------
                                                                                   29,384,880
                                                                                 ------------
HEALTHCARE PROVIDERS & SERVICES -- 3.2%
   HCA, Inc. ..................................                128,400              7,276,428
   Tenet Healthcare Corp.*(a) .................              1,227,400             15,023,376
                                                                                 ------------
                                                                                   22,299,804
                                                                                 ------------
HOTELS, RESTAURANTS & LEISURE -- 3.5%
   Harrah's Entertainment, Inc. ...............                191,860             13,827,350
   Yum! Brands, Inc. ..........................                205,300             10,692,024
                                                                                 ------------
                                                                                   24,519,374
                                                                                 ------------
HOUSEHOLD DURABLES -- 4.6%
   Lennar Corp. (Class "A" Stock) .............                510,000             32,359,500
                                                                                 ------------

INDUSTRIAL CONGLOMERATES -- 2.1%
   Tyco International Ltd. ....................                492,900             14,392,680
                                                                                 ------------
INSURANCE -- 14.8%
   Allmerica Financial Corp.*(a) ..............                225,200              8,352,668
   Allstate Corp. (The) .......................                183,100             10,940,225
   MetLife, Inc. ..............................                714,000             32,087,160
   St. Paul Travelers Cos., Inc.(The)(a)                       671,400             26,540,442
   UnumProvident Corp.(a) .....................              1,387,100             25,411,672
                                                                                 ------------
                                                                                  103,332,167
                                                                                 ------------
IT SERVICES -- 5.0%
   Electronic Data Systems Corp.(a) ...........              1,802,900             34,705,825
                                                                                 ------------
LEISURE EQUIPMENT & PRODUCTS -- 1.5%
   Eastman Kodak Co.(a) .......................                395,600             10,621,860
                                                                                 ------------
MACHINERY -- 1.3%
   SPX Corp. ..................................                203,800              9,370,724
                                                                                 ------------
METALS & MINING -- 2.0%
   Alcoa, Inc. ................................                528,600             13,812,318
                                                                                 ------------
OIL, GAS & CONSUMABLE FUELS -- 3.8%
   Ashland, Inc.(a) ...........................                203,300             14,611,171
   Sunoco, Inc. ...............................                102,500             11,652,200
                                                                                 ------------
                                                                                   26,263,371
                                                                                 ------------
PAPER & FOREST PRODUCTS -- 1.2%
   Weyerhaeuser Co. ...........................                132,900              8,459,085
                                                                                 ------------
REAL ESTATE INVESTMENT TRUST -- 4.5%
   Apartment Investment & Management
      Co. (Class "A" Stock)(a) ................                235,900              9,653,028
   New Century Financial Corp.(a) .............                288,200             14,827,890
   Plum Creek Timber Co., Inc. ................                195,600              7,100,280
                                                                                 ------------
                                                                                   31,581,198
                                                                                 ------------
ROAD & RAIL -- 1.0%
   Union Pacific Corp. ........................                110,100              7,134,480
                                                                                 ------------
SOFTWARE -- 6.4%
   BMC Software, Inc.* ........................                546,500              9,809,675
   Computer Associates International,
      Inc.(a) .................................              1,280,700             35,193,636
                                                                                 ------------
                                                                                   45,003,311
                                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS -- 1.3%
   Jones Apparel Group, Inc.(a) ...............                285,000              8,846,400
                                                                                 ------------
THRIFTS & MORTGAGE FINANCE -- 3.8%
   Freddie Mac ................................                305,700             19,940,811
   Washington Mutual, Inc.(a) .................                171,800              6,990,542
                                                                                 ------------
                                                                                   26,931,353
                                                                                 ------------
TOBACCO -- 4.0%
   Altria Group, Inc. .........................                428,500             27,706,810
                                                                                 ------------
TOTAL LONG-TERM INVESTMENTS
   (cost $627,100,253) ........................                                   689,825,478
                                                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B72

                   ----------------------------------------------------------
                   AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO (CONTINUED)
                   ----------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                               PRINCIPAL
INTEREST              MATURITY                                   AMOUNT             VALUE
  RATE                   DATE                                    (000)             (NOTE 2)
--------               --------                                ---------        -------------
SHORT-TERM INVESTMENTS -- 25.0%
COMMERCIAL PAPER -- 0.9%
Goldman Sachs(b)
   3.097%              07/08/05                                $ 1,495          $   1,490,988
HBOS Treasury Services(b)
   3.093%              07/01/00                                  1,834              1,829,180
Morgan Stanley(b)(c)
   3.517%              07/01/05                                  1,235              1,235,119
Skandinaviska Enskilda Banken(b)(c)
    3.21%              07/07/05                                  1,452              1,452,402
                                                                                -------------
                                                                                    6,007,689
                                                                                -------------
CORPORATE OBLIGATIONS -- 8.8%
Bank of America NA(b)(c)
   3.517%              07/01/05                                  9,928              9,927,849
Goldman Sachs(b)(c)
   3.517%              07/01/05                                 19,615             19,614,864
Morgan Stanley(b)(c)
   3.507%              07/01/05                                  2,624              2,624,009
Natexis Banque NY(b)(c)
   3.487%              07/01/05                                  5,224              5,223,978
Sedna Finance Corp.(b)(c)
    3.19%              07/05/05                                  5,613              5,613,005
Victory Receivables Corp.(b)
   3.309%              07/07/05                                 18,501             18,449,923
                                                                                -------------
                                                                                   61,453,628
                                                                                -------------
TIME DEPOSITS -- 4.2%
Credit Suisse First Boston(b)
   3.375%              07/01/05                                 22,437             22,437,303
Societe Generale NY(b)
   3.375%              07/01/05                                  6,791              6,791,351
                                                                                -------------
                                                                                   29,228,654
                                                                                -------------
                                                             SHARES
                                                           ----------
NON-REGISTERED INVESTMENT COMPANY -- 11.1%
   BlackRock Institutional Money
      Market Trust(b)(j) ..........................         77,867,944             77,867,944
                                                                                -------------
TOTAL SHORT-TERM INVESTMENTS
   (cost $174,557,915) ............................                               174,557,915
                                                                                -------------
TOTAL INVESTMENTS -- 123.7%
   (cost $801,658,168; Note 6) ....................                               864,383,393

LIABILITIES IN EXCESS OF OTHER ASSETS
   (INCLUDES CASH COLLATERAL FOR SECURITIES
   ON LOAN OF $174,557,915) -- (23.7)% ............                              (165,385,247)
                                                                                -------------
NET ASSETS -- 100.0% ..............................                             $ 698,998,146
                                                                                =============

The following abbreviation is used in portfolio descriptions:

ADR  American Depositary Receipt

*    Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $167,432,141; cash collateral of $174,557,915 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

(c) Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.

(j)  Security available to institutional investors only.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2005 were as follows:

INDUSTRY
--------
Insurance                                                      14.8%
Electric Utilities                                              9.0
Software                                                        6.4
IT Services                                                     5.0
Household Durables                                              4.6
Real Estate Investment Trust                                    4.5
Aerospace & Defense                                             4.4
Food Products                                                   4.2
Tobacco                                                         4.0
Commercial Services & Supplies                                  3.9
Diversified Financial Services                                  3.9
Oil, Gas & Consumable Fuels                                     3.8
Thrifts & Mortgage Finance                                      3.8
Hotels, Restaurants & Leisure                                   3.5
Healthcare Providers & Services                                 3.2
Consumer Finance                                                3.0
Food & Staples Retailing                                        2.5
Commercial Banks                                                2.3
Industrial Conglomerates                                        2.1
Metals & Mining                                                 2.0
Auto Components                                                 1.5
Leisure Equipment & Products                                    1.5
Machinery                                                       1.3
Textile, Apparel & Luxury Goods                                 1.3
Paper & Forest Products                                         1.2
Road & Rail                                                     1.0
Short-Term Investments                                         25.0
                                                              -----
                                                              123.7
Liabilities in excess of other assets                         (23.7)
                                                              -----
                                                              100.0%
                                                              =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B73

                 ----------------------------------------------
                 AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO
                 ----------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

LONG-TERM INVESTMENTS -- 97.7%
                                                                                    VALUE
COMMON STOCKS                                                  SHARES              (NOTE 2)
                                                              --------           ------------
ADVERTISING -- 0.5%
   Interpublic Group of Cos., Inc. (The)*(a) ..                28,900            $    352,002
                                                                                 ------------
AEROSPACE -- 1.0%
   Boeing Co.*(a) .............................                10,800                 712,800
                                                                                 ------------
AUTOMOTIVE PARTS -- 0.7%
   Magna International, Inc.
      (Class "A" Stock) .......................                 7,700                 541,618
                                                                                 ------------
BEVERAGES -- 0.7%
   PepsiCo, Inc. ..............................                 9,600                 517,728
                                                                                 ------------
BROADCASTING -- 1.1%
   Scripps, (E.W.) Co. (Class "A" Stock) ......                16,800                 819,840
                                                                                 ------------
CABLE TELEVISION -- 0.8%
   Comcast Corp. (Special Class "A"
       Stock)* ................................                19,100                 572,045
                                                                                 ------------
CLOTHING & APPAREL -- 0.4%
   Jones Apparel Group, Inc. ..................                10,200                 316,608
                                                                                 ------------
COMPUTER HARDWARE -- 5.7%
   Apple Computer, Inc.* ......................                11,000                 404,910
   Dell, Inc.* ................................                55,600               2,196,756
   Hewlett-Packard Co. ........................                52,750               1,240,152
   Network Appliance, Inc.*(a) ................                13,400                 378,818
                                                                                 ------------
                                                                                    4,220,636
                                                                                 ------------
COMPUTER SERVICES & SOFTWARE -- 4.7%
   Electronic Arts, Inc.*(a) ..................                28,700               1,624,707
   Electronic Data Systems Corp.(a) ...........                18,700                 359,975
   Microsoft Corp. ............................                57,300               1,423,332
   Nortel Networks Corp.* .....................                36,700                  95,787
                                                                                 ------------
                                                                                    3,503,801
                                                                                 ------------
CONGLOMERATES -- 2.1%
   Altria Group, Inc.*(a) .....................                11,950                 772,687
   Textron, Inc. ..............................                10,600                 804,010
                                                                                 ------------
                                                                                    1,576,697
                                                                                 ------------
CONSUMER PRODUCTS & SERVICES -- 2.5%
   Avon Products, Inc. ........................                22,900                 866,765
   Kimberly-Clark Corp. .......................                 4,425                 276,961
   Procter & Gamble Co. .......................                13,400                 706,850
                                                                                 ------------
                                                                                    1,850,576
                                                                                 ------------
CONTAINERS & PACKAGING -- 0.3%
   Smurfit-Stone Container Corp.*(a) ..........                25,600                 260,352
                                                                                 ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 4.9%
   Flextronics International Ltd.*(a) .........                35,800                 472,918
   General Electric Co. .......................                82,700               2,865,555
   Solectron Corp.* ...........................                87,697                 332,372
                                                                                 ------------
                                                                                    3,670,845
                                                                                 ------------
ENTERTAINMENT & LEISURE -- 1.8%
   Carnival Corp.(a) ..........................                14,100                 769,155
   Time Warner, Inc.* .........................                34,400                 574,824
                                                                                 ------------
                                                                                    1,343,979
                                                                                 ------------
FINANCIAL - BANK & TRUST -- 4.0%
   Bank of America Corp. ......................                24,794               1,130,854
   National City Corp. ........................                21,700                 740,404
   SunTrust Banks, Inc. .......................                 4,800                 346,752
   Wachovia Corp. .............................                14,650                 726,640
                                                                                 ------------
                                                                                    2,944,650
                                                                                 ------------
FINANCIAL - SERVICES -- 12.4%
   Citigroup, Inc. ............................                67,000               3,097,410
   Fannie Mae .................................                11,500                 671,600
   Franklin Resources, Inc. ...................                 5,700                 438,786
   Freddie Mac ................................                11,500                 750,145
   Goldman Sachs Group, Inc.(a) ...............                 7,000                 714,140
   J.P. Morgan Chase & Co. ....................                19,200                 678,144
   Lehman Brothers Holdings, Inc. .............                 5,000                 496,400
   MBNA Corp. .................................                70,200               1,836,432
   Merrill Lynch & Co., Inc.(a) ...............                 9,700                 533,597
                                                                                 ------------
                                                                                    9,216,654
                                                                                 ------------
FOOD -- 1.9%
   Safeway, Inc.*(a) ..........................                28,275                 638,732
   Unilever NV ................................                 6,000                 388,980
   Whole Foods Market, Inc. ...................                 3,200                 378,560
                                                                                 ------------
                                                                                    1,406,272
                                                                                 ------------
HEALTHCARE SERVICES -- 4.9%
   Caremark Rx, Inc.* .........................                10,500                 467,460
   HCA, Inc. ..................................                14,600                 827,382
   Medco Health Solutions, Inc.* ..............                16,300                 869,768
   UnitedHealth Group, Inc. ...................                28,400               1,480,776
                                                                                 ------------
                                                                                    3,645,386
                                                                                 ------------
INDUSTRIAL PRODUCTS -- 0.5%
   Cooper Industries Ltd. (Class "A"
      Stock)(Bermuda) .........................                 6,300                 402,570
                                                                                 ------------
INSURANCE -- 5.6%
   American International Group, Inc. .........                21,200               1,231,720
   Chubb Corp.(a) .............................                13,500               1,155,735
   MetLife, Inc.(a) ...........................                 9,800                 440,412
   St. Paul Travelers Cos., Inc. (The)(a) .....                12,698                 501,952
   Torchmark Corp. ............................                 1,200                  62,640
   WellPoint, Inc.* ...........................                 6,400                 445,696
   XL Capital Ltd. (Class "A" Stock) ..........                 4,300                 320,006
                                                                                 ------------
                                                                                    4,158,161
                                                                                 ------------
INTERNET SERVICES -- 7.9%
   eBay, Inc.*(a) .............................                55,800               1,841,958
   Google, Inc. (Class "A" Stock)*(a) .........                 4,000               1,176,600
   Juniper Networks, Inc.*(a) .................                34,800                 876,264
   Yahoo!, Inc.*(a) ...........................                56,800               1,968,120
                                                                                 ------------
                                                                                    5,862,942
                                                                                 ------------
MEDICAL SUPPLIES & EQUIPMENT -- 4.7%
   Alcon, Inc. (Switzerland) ..................                11,000               1,202,850
   Amgen, Inc.* ...............................                11,900                 719,474
   St. Jude Medical, Inc.* ....................                19,700                 859,117
   Zimmer Holdings, Inc.* .....................                 9,600                 731,232
                                                                                 ------------
                                                                                    3,512,673
                                                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B74

           ----------------------------------------------------------
           AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO (CONTINUED)
           ----------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                    VALUE
COMMON STOCKS                                                  SHARES              (NOTE 2)
(CONTINUED)                                                   --------           ------------
OIL & GAS -- 8.5%
   BP PLC, ADR (United Kingdom) .................               13,900            $   867,082
   ChevronTexaco Corp. ..........................               13,700                766,104
   ConocoPhillips ...............................               20,600              1,184,294
   Exxon Mobil Corp. ............................                3,800                218,386
   GlobalSantaFe Corp.(a) .......................                7,500                306,000
   Halliburton Co.(a) ...........................                8,400                401,688
   Nabors Industries Ltd.* ......................               14,900                903,238
   Noble Corp. ..................................                5,200                319,852
   Occidental Petroleum Corp. ...................               18,200              1,400,126
                                                                                  -----------
                                                                                    6,366,770
                                                                                  -----------
PAPER & FOREST PRODUCTS -- 0.3%
   International Paper Co. .. ...................                7,000                211,470
                                                                                  -----------
PHARMACEUTICALS -- 2.3%
   Genentech, Inc.*(a) ..........................                6,400                513,792
   Lilly, (Eli) & Co. ...........................                6,300                350,973
   Teva Pharmaceutical Industries Ltd.,
      ADR (Israel)(a) ...........................               26,300                818,982
                                                                                  -----------
                                                                                    1,683,747
                                                                                  -----------
RAILROADS -- 1.9%
   CSX Corp. ....................................               18,900                806,274
   Norfolk Southern Corp. .......................               20,400                631,584
                                                                                  -----------
                                                                                    1,437,858
                                                                                  -----------
RESTAURANTS -- 1.1%
   McDonald's Corp. .............................               18,000                499,500
   Starbucks Corp.* .............................                6,600                340,956
                                                                                  -----------
                                                                                      840,456
                                                                                  -----------
RETAIL & MERCHANDISING -- 6.2%
   Federated Department Stores, Inc.(a) .........                4,600                337,088
   Kroger Co. (The)* ............................               34,000                647,020
   Lowe's Cos., Inc.(a) .........................               27,400              1,595,228
   Office Depot, Inc.* ..........................               23,300                532,172
   Target Corp. .................................               28,200              1,534,362
                                                                                  -----------
                                                                                    4,645,870
                                                                                  -----------
SEMICONDUCTORS -- 1.7%
   Broadcom Corp. (Class "A" Stock)* ............               24,500                869,995
   Marvell Technology Group Ltd.* ...............               11,100                422,244
                                                                                  -----------
                                                                                    1,292,239
                                                                                  -----------
TELECOMMUNICATIONS -- 4.4%
   Corning, Inc.* ...............................               48,800                811,056
   Qualcomm, Inc. ...............................               41,200              1,360,012
   Sprint Corp.(a) ..............................               32,600                817,934
   Tellabs, Inc.* ...............................               30,700                267,090
                                                                                  -----------
                                                                                    3,256,092
                                                                                  -----------
TRANSPORTATION -- 0.5%
   United Parcel Service, Inc.
      (Class "B" Stock) .........................                5,200                359,632
                                                                                  -----------
UTILITIES -- 1.7%
   American Electric Power Co., Inc. ............               14,700                541,989
   Entergy Corp. ................................                9,900                747,946
                                                                                  -----------
                                                                                    1,289,935
                                                                                  -----------
TOTAL LONG-TERM INVESTMENTS
   (cost $62,627,181) ...........................                                  72,792,904
                                                                                  -----------

                                                               PRINCIPAL
INTEREST               MATURITY                                  AMOUNT
  RATE                   DATE                                    (000)
--------               --------                                ---------
SHORT-TERM INVESTMENTS -- 25.5%
Certificates of Deposit -- 1.1%
Barclays Bank PLC(b)
    3.19%              07/18/05                                  $   296              295,642
UBS Bank(b)
    3.04%              07/01/05                                      545              544,680
                                                                                   ----------
                                                                                      840,322
                                                                                   ----------
COMMERCIAL PAPER -- 4.3%
Countrywide Home Loans(b)
   3.317%              07/22/05                                      477              476,069
Goldman Sachs(b)
   3.097%              07/08/05                                    1,542            1,541,235
Morgan Stanley(b)(c)
   3.517%              07/01/05                                      643              642,803
Skandinaviska Enskilda Banken(b)(c)
    3.21%              07/17/05                                      259              258,962
Victory Receivables Corp.(b)
   3.309%              07/27/05                                      288              287,236
                                                                                   ----------
                                                                                    3,206,305
                                                                                   ----------
CORPORATE OBLIGATIONS -- 9.4%
Bank of America NA(b)(c)
   3.517%              07/01/05                                      179              178,652
Goldman Sachs(b)(c)
   3.517%              07/01/05                                    3,238            3,238,429
Lehman Brothers(b)(c)
   3.497%              07/01/05                                    1,912            1,911,710
Natexis Banque NY(b)(c)
   3.487%              07/01/05                                    1,680            1,680,231
Sedna Finance Corp.(b)(c)
    3.19%              07/15/05                                        8                7,681
                                                                                   ----------
                                                                                    7,016,703
                                                                                   ----------
TIME DEPOSITS -- 1.9%
Credit Suisse First Boston(b)
   3.375%              07/01/05                                      788              788,128
Societe Generale NY(b)
   3.375%              07/01/05                                      601              601,467
                                                                                   ----------
                                                                                    1,389,595
                                                                                   ----------
                                                                SHARES
                                                              ----------
NON-REGISTERED INVESTMENT COMPANY -- 7.0%
     BlackRock Institutional Money
        Market Trust(b)(j) .....................               5,204,870            5,204,870
                                                                                   ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B75

           ----------------------------------------------------------
           AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO (CONTINUED)
           ----------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                    VALUE
SHORT-TERM INVESTMENTS                                         SHARES              (NOTE 2)
(CONTINUED)                                                   --------           ------------
REGISTERED INVESTMENT COMPANIES -- 1.8%
   BlackRock Provident Institutional
      Funds TempCash Portfolio(j) ...............              650,077           $    650,077
   BlackRock Provident Institutional
      Funds TempFund Portfolio(j) ...............              650,077                650,077
                                                                                 ------------
                                                                                    1,300,154
                                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
   (cost $18,957,949) ...........................                                  18,957,949
                                                                                 ------------
TOTAL INVESTMENTS -- 123.2%
   (cost $81,585,130; Note 6) ...................                                  91,750,853

LIABILITIES IN EXCESS OF OTHER ASSETS
   (INCLUDES CASH COLLATERAL FOR SECURITIES
   ON LOAN OF $17,657,795) -- (23.2)% ...........                                 (17,247,867)
                                                                                 ------------
NET ASSETS -- 100.0% ............................                                $ 74,502,986
                                                                                 ============

The following abbreviation is used in portfolio descriptions:

ADR American Depositary Receipt

*   Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $17,074,972; cash collateral of $17,657,795 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

(c) Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.

(j) Security available to institutional investors only.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2005 were as follows:

INDUSTRY
--------
Financial - Services                                           12.4%
Oil & Gas                                                       8.5
Internet Services                                               7.9
Retail & Merchandising                                          6.2
Computer Hardware                                               5.7
Insurance                                                       5.6
Electronic Components & Equipment                               4.9
Healthcare Services                                             4.9
Computer Services & Software                                    4.7
Medical Supplies & Equipment                                    4.7
Telecommunications                                              4.4
Financial - Bank & Trust                                        4.0
Consumer Products & Services                                    2.5
Pharmaceuticals                                                 2.3
Conglomerates                                                   2.1
Food                                                            1.9
Railroads                                                       1.9
Entertainment & Leisure                                         1.8
Semiconductors                                                  1.7
Utilities                                                       1.7
Broadcasting                                                    1.1
Restaurants                                                     1.1
Aerospace                                                       1.0
Cable Television                                                0.8
Automotive Parts                                                0.7
Beverages                                                       0.7
Advertising                                                     0.5
Industrial Products                                             0.5
Transportation                                                  0.5
Clothing & Apparel                                              0.4
Containers & Packaging                                          0.3
Paper & Forest Products                                         0.3
Short-Term Investments                                         25.5
                                                              -----
                                                              123.2
Liabilities in excess of other assets                         (23.2)
                                                              -----
                                                              100.0%
                                                              =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B76

                   ------------------------------------------
                   AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
                   ------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

LONG-TERM INVESTMENTS -- 99.3%
COMMON STOCKS                                                                       VALUE
                                                               SHARES              (NOTE 2)
                                                              --------           ------------
ADVERTISING -- 0.5%
   Interpublic Group of Cos., Inc.
      (The)*(a) .................................              116,500            $ 1,418,970
                                                                                  -----------
AEROSPACE -- 1.7%
   Boeing Co.* ..................................               27,900              1,841,400
   General Dynamics Corp. .......................                6,700                733,918
   Goodrich Corp. ...............................               40,800              1,671,168
   Northrop Grumman Corp. .......................               16,600                917,150
                                                                                  -----------
                                                                                    5,163,636
                                                                                  -----------
AUTOMOTIVE PARTS -- 1.5%
   American Axle & Manufacturing
      Holdings, Inc.(a) .........................                3,400                 85,918
   Autoliv, Inc. ................................               24,600              1,077,480
   BorgWarner, Inc. .............................               16,400                880,188
   Cooper Tire & Rubber Co.(a) ..................               17,900                332,403
   Dana Corp.(a) ................................               47,700                715,977
   Lear Corp.(a) ................................               18,000                654,840
   Magna International, Inc. (Class "A" Stock) ..               14,800              1,041,032
                                                                                  -----------
                                                                                    4,787,838
                                                                                  -----------
BEVERAGES -- 0.7%
   Molson Coors Brewing Co.
      (Class "B" Stock) .........................               11,400                706,800
   PepsiCo, Inc. ................................               27,100              1,461,503
                                                                                  -----------
                                                                                    2,168,303
                                                                                  -----------
BUILDING MATERIALS -- 1.1%
   Martin Marietta Materials, Inc. ..............               19,700              1,361,664
   Masco Corp. ..................................               20,600                654,256
   Vulcan Materials Co. .........................               23,500              1,527,265
                                                                                  -----------
                                                                                    3,543,185
                                                                                  -----------
CABLE TELEVISION -- 1.1%
   Comcast Corp. (Class "A" Stock) ..............              110,200              3,383,140
                                                                                  -----------
CHEMICALS -- 1.8%
   DuPont, (E.I.) de Nemours & Co. ..............               60,400              2,597,804
   Eastman Chemical Co. .........................               15,300                843,795
   Hercules, Inc.* ..............................               17,500                247,625
   PPG Industries, Inc. .........................               27,900              1,751,004
                                                                                  -----------
                                                                                    5,440,228
                                                                                  -----------
CLOTHING & APPAREL -- 0.9%
   Jones Apparel Group, Inc. ....................               46,900              1,455,776
   VF Corp. .....................................               23,100              1,321,782
                                                                                  -----------
                                                                                    2,777,558
                                                                                  -----------
COMPUTER HARDWARE -- 1.8%
   Hewlett-Packard Co. ..........................              210,624              4,951,770
   International Business Machines Corp. ........               10,000                742,000
                                                                                  -----------
                                                                                    5,693,770
                                                                                  -----------
COMPUTER SERVICES & SOFTWARE -- 1.4%
   Electronic Data Systems Corp. ................               97,200              1,871,100
   Microsoft Corp. ..............................               66,500              1,651,860
   Tech Data Corp.* .............................               18,850                690,099
                                                                                  -----------
                                                                                    4,213,059
                                                                                  -----------
CONGLOMERATES -- 2.6%
   Altria Group, Inc.* ..........................               88,900              5,748,274
   Honeywell International, Inc. ................               20,700                758,241
   Textron, Inc. ................................               22,700              1,721,795
                                                                                  -----------
                                                                                    8,228,310
                                                                                  -----------
CONSUMER PRODUCTS & SERVICES -- 1.6%
   Kimberly-Clark Corp. .........................               25,400              1,589,786
   Newell Rubbermaid, Inc.(a) ...................               71,700              1,709,328
   UST, Inc. ....................................               38,600              1,762,476
                                                                                  -----------
                                                                                    5,061,590
                                                                                  -----------
CONTAINERS & PACKAGING -- 0.3%
   Smurfit-Stone Container Corp.*(a) ............               87,600                890,892
                                                                                  -----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 5.0%
   Agere Systems, Inc. (Class "A" Stock)* .......               80,340                964,080
   Avnet, Inc.* .................................               20,700                466,371
   Celestica, Inc. ..............................               69,200                927,280
   Eastman Kodak Co.(a) .........................               52,000              1,396,200
   Flextronics International Ltd.*(a) ...........              112,600              1,487,446
   General Electric Co. .........................              180,000              6,237,000
   Hubbell, Inc. (Class "B" Stock) ..............               14,500                639,450
   Sanmina-SCI Corp.* ...........................              187,600              1,026,172
   Solectron Corp.* .............................              227,350                861,656
   SPX Corp. ....................................               31,200              1,434,576
                                                                                  -----------
                                                                                   15,440,231
                                                                                  -----------
ENTERTAINMENT & LEISURE -- 1.5%
   Disney, (Walt) Co. ...........................               15,200                382,736
   Time Warner, Inc.* ...........................              234,800              3,923,508
   Viacom, Inc. (Class "B" Stock) ...............                8,700                278,574
                                                                                  -----------
                                                                                    4,584,818
                                                                                  -----------
FINANCIAL - BANK & TRUST -- 9.5%
   Astoria Financial Corp.(a) ...................               19,800                563,706
   Bank of America Corp. ........................              226,276             10,320,448
   BB&T Corp.* ..................................               21,500                859,355
   Comerica, Inc. ...............................               31,300              1,809,140
   Huntington Bancshares, Inc. ..................               70,300              1,697,042
   National City Corp. ..........................               63,650              2,171,738
   SunTrust Banks, Inc. .........................               31,200              2,253,888
   U.S. Bancorp .................................               80,100              2,338,920
   Wachovia Corp. ...............................              113,000              5,604,800
   Wells Fargo & Co. ............................               33,700              2,075,246
                                                                                  -----------
                                                                                   29,694,283
                                                                                  -----------
FINANCIAL - SERVICES -- 17.1%
   Citigroup, Inc. ..............................              304,900             14,095,527
   Countrywide Financial Corp. ..................               66,000              2,548,260
   Fannie Mae ...................................               77,500              4,526,000
   Freddie Mac ..................................               60,300              3,933,369
   Goldman Sachs Group, Inc. ....................               24,600              2,509,692
   J.P. Morgan Chase & Co. ......................              158,300              5,591,156

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B77

             ------------------------------------------------------
             AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO (CONTINUED)
             ------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                    VALUE
COMMON STOCKS                                                  SHARES              (NOTE 2)
(CONTINUED)                                                   --------           ------------
FINANCIAL - SERVICES (CONT'D.)
   KeyCorp .....................................                43,475           $  1,441,196
   Lehman Brothers Holdings, Inc.(a) ...........                29,700              2,948,616
   MBIA, Inc.(a) ...............................                19,300              1,144,683
   Mellon Financial Co. ........................                59,300              1,701,317
   Merrill Lynch & Co., Inc. ...................                67,300              3,702,173
   MGIC Investment Corp. .......................                19,300              1,258,746
   Morgan Stanley Dean Witter & Co. ............                64,200              3,368,574
   PNC Financial Services Group ................                19,800              1,078,308
   Waddell & Reed Financial, Inc. ..............
      (Class "A" Stock) ........................                21,100                390,350
   Washington Mutual, Inc.(a) ..................                71,775              2,920,525
                                                                                 ------------
                                                                                   53,158,492
                                                                                 ------------
FOOD -- 1.9%
   Kraft Foods, Inc. (Class "A" Stock) .........                38,000              1,208,780
   Safeway, Inc.*(a) ...........................                88,300              1,994,697
   Sara Lee Corp. ..............................                70,700              1,400,567
   Unilever NV .................................                20,800              1,348,464
                                                                                 ------------
                                                                                    5,952,508
                                                                                 ------------
HEALTHCARE SERVICES -- 1.4%
   HCA, Inc. ...................................                22,125              1,253,824
   Medco Health Solutions, Inc.* ...............                42,900              2,289,144
   Tenet Healthcare Corp.*(a) ..................                56,700                694,008
                                                                                 ------------
                                                                                    4,236,976
                                                                                 ------------
INDUSTRIAL PRODUCTS -- 0.7%
   Cooper Industries Ltd. (Class "A"
      Stock) (Bermuda) .........................                13,900                888,210
   Crane Co. ...................................                24,300                639,090
   Ingersoll-Rand Co., Ltd. (Class "A" Stock) ..                 9,700                692,095
                                                                                 ------------
                                                                                    2,219,395
                                                                                 ------------
INSURANCE -- 6.8%
   ACE Ltd. ....................................                15,100                677,235
   Allstate Corp. (The) ........................                43,500              2,599,125
   American International Group, Inc. ..........                55,800              3,241,980
   Chubb Corp.(a) ..............................                20,700              1,772,127
   Genworth Financial, Inc. ....................                53,300              1,611,259
   Hartford Financial Services Group,
      Inc. (The) ...............................                36,100              2,699,558
   MetLife, Inc. ...............................                52,625              2,364,968
   PartnerRe Ltd. (Bermuda) ....................                 6,200                399,404
   RenaissanceRe Holdings Ltd.(a) ..............                30,700              1,511,668
   St. Paul Travelers Cos., Inc.(The)(a) .......                71,040              2,808,211
   Torchmark Corp. .............................                 2,225                116,145
   XL Capital Ltd. (Class "A" Stock) ...........                17,800              1,324,676
                                                                                 ------------
                                                                                   21,126,356
                                                                                 ------------
MACHINERY & EQUIPMENT -- 0.4%
   Eaton Corp. .................................                21,600              1,293,840
                                                                                 ------------
METALS & MINING -- 0.4%
   United States Steel Corp.(a) ................                35,500              1,220,135
                                                                                 ------------
OIL & GAS -- 14.6%
   BP PLC, ADR (United Kingdom) ................                24,300              1,515,834
   ChevronTexaco Corp. .........................               110,800              6,195,936
   ConocoPhillips ..............................                95,686              5,500,988
   Diamond Offshore Drilling, Inc. .............                36,400              1,944,852
   ENSCO International, Inc. ...................                20,100                718,575
   Exxon Mobil Corp. ...........................               304,100             17,476,627
   GlobalSantaFe Corp.(a) ......................                42,200              1,721,760
   Marathon Oil Corp. ..........................                53,400              2,849,958
   Noble Corp. .................................                28,000              1,722,280
   Occidental Petroleum Corp. ..................                37,300              2,869,489
   Rowan Cos., Inc. ............................                43,700              1,298,327
   Total Fina SA, ADR (France) .................                13,200              1,542,420
                                                                                 ------------
                                                                                   45,357,046
                                                                                 ------------
PAPER & FOREST PRODUCTS -- 1.6%
   Georgia-Pacific Corp. .......................                41,625              1,323,675
   International Paper Co. .....................                69,600              2,102,616
   Temple-Inland, Inc. .........................                38,600              1,433,990
                                                                                 ------------
                                                                                    4,860,281
                                                                                 ------------
PHARMACEUTICALS -- 4.3%
   Lilly, (Eli) & Co. ..........................                31,200              1,738,152
   Merck & Co., Inc. ...........................                98,700              3,039,960
   Pfizer, Inc. ................................               315,700              8,707,006
                                                                                 ------------
                                                                                   13,485,118
                                                                                 ------------
RAILROADS -- 1.8%
   Burlington Northern Santa Fe Corp. ..........                38,775              1,825,527
   CSX Corp. ...................................                42,700              1,821,582
   Norfolk Southern Corp. ......................                64,450              1,995,372
                                                                                 ------------
                                                                                    5,642,481
                                                                                 ------------
RESTAURANTS -- 0.9%
   McDonald's Corp. ............................               101,100              2,805,525
                                                                                 ------------
RETAIL & MERCHANDISING -- 4.3%
   Federated Department Stores, Inc.(a) ........                26,175              1,918,104
   Gap, Inc. ...................................                59,700              1,179,075
   Kroger Co. (The)* ...........................               118,900              2,262,667
   Limited Brands, Inc. ........................                86,900              1,861,398
   Mattel, Inc. ................................                33,100                605,730
   Nordstrom, Inc. .............................                12,900                876,813
   Office Depot, Inc.* .........................                96,900              2,213,196
   SUPERVALU, Inc. .............................                36,325              1,184,558
   Target Corp. ................................                26,100              1,420,101
                                                                                 ------------
                                                                                   13,521,642
                                                                                 ------------
TELECOMMUNICATIONS -- 5.4%
   ADC Telecommunications, Inc. ................                34,485                750,738
   BellSouth Corp. .............................                29,900                794,443
   Corning, Inc.* ..............................               111,300              1,849,806
   Nortel Networks Corp.* ......................               220,800                576,288
   SBC Communications, Inc. ....................                91,900              2,182,625
   Sprint Corp.(a) .............................               142,950              3,586,616
   Tellabs, Inc.* ..............................               121,100              1,053,570
   Verizon Communications, Inc. ................               177,300              6,125,715
                                                                                 ------------
                                                                                   16,919,801
                                                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B78

             ------------------------------------------------------
             AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO (CONTINUED)
             ------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                    VALUE
COMMON STOCKS                                                  SHARES              (NOTE 2)
(CONTINUED)                                                   --------           ------------
UTILITIES -- 4.7%
   American Electric Power Co., Inc. ............               60,600           $  2,234,322
   Constellation Energy Group, Inc. .............               19,500              1,124,955
   Edison International* ........................               19,000                770,450
   Entergy Corp. ................................               30,500              2,304,275
   Exelon Corp. .................................               46,800              2,402,244
   FirstEnergy Corp. ............................               50,200              2,415,122
   Sempra Energy* ...............................               22,800                941,868
   Wisconsin Energy Corp. .......................               30,700              1,197,300
   Xcel Energy, Inc.* ...........................               65,100              1,270,752
                                                                                -------------
                                                                                   14,661,288
                                                                                -------------
TOTAL LONG-TERM INVESTMENTS
   (cost $262,207,811) ..........................                                 308,950,695
                                                                                -------------

                                                               PRINCIPAL
INTEREST              MATURITY                                   AMOUNT
  RATE                  DATE                                     (000)
--------              --------                                 ---------
SHORT-TERM INVESTMENT -- 12.2%
CERTIFICATE OF DEPOSIT -- 0.5%
Barclays Bank PLC(b)
    3.19%             07/18/05                                    $1,663            1,663,482
                                                                                 ------------
                                                                                    1,663,482
                                                                                 ------------
COMMERCIAL PAPER -- 1.8%
Countrywide Home Loans(b)
   3.317%             07/22/05                                       180              179,616
Goldman Sachs(b)
   3.097%             07/08/05                                     2,522            2,515,064
Morgan Stanley(b)(c)
   3.517%             07/01/05                                     1,418            1,417,870
Victory Receivables Corp.(b)
   3.309%             07/27/05                                     1,560            1,555,570
                                                                                 ------------
                                                                                    5,668,120
                                                                                 ------------
CORPORATE OBLIGATIONS -- 1.7%
Bank of America NA(b)(c)
   3.517%             07/01/05                                       310              310,453
Goldman Sachs(b)(c)
   3.517%             07/01/05                                     1,385            1,385,267
Lehman Brothers(b)(c)
   3.497%             07/01/05                                       300              299,608
Morgan Stanley(b)(c)
   3.507%             07/01/05                                       648              647,568
Natexis Banque NY(b)(c)
   3.487%             07/01/05                                     1,599            1,599,253
Sedna Finance Corp.(b)(c)
    3.19%             07/15/05                                     1,112            1,112,048
                                                                                 ------------
                                                                                    5,354,197
                                                                                 ------------
TIME DEPOSITS -- 0.8%
Credit Suisse First Boston(b)
   3.375%             07/01/05                                     1,616            1,615,791
Societe Generale NY(b)
   3.375%             07/01/05                                       780              780,288
                                                                                 ------------
                                                                                    2,396,079
                                                                                 ------------
                                                               SHARES
                                                              --------
SHORT-TERM INVESTMENTS (CONTINUED)
NON-REGISTERED INVESTMENT COMPANY -- 4.3%
   BlackRock Institutional Money
      Market Trust(b)(j) ........................           13,209,804           $ 13,209,804
                                                                                 ------------
REGISTERED INVESTMENT COMPANIES -- 3.1%
   BlackRock Provident Institutional
      Funds TempCash Portfolio(j) ...............            4,799,895              4,799,895
   BlackRock Provident Institutional
      Funds TempFund Portfolio(j) ...............            4,799,895              4,799,895
                                                                                 ------------
                                                                                    9,599,790
                                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
   (cost $37,891,472) ...........................                                  37,891,472
                                                                                 ------------
TOTAL INVESTMENTS -- 111.5%
   (cost $300,099,283; Note 6) ..................                                 346,842,167

LIABILITIES IN EXCESS OF OTHER ASSETS
   (INCLUDES CASH COLLATERAL FOR SECURITIES
   ON LOAN OF $28,291,682) -- (11.5)% ...........                                 (35,769,625)
                                                                                 ------------
NET ASSETS -- 100.0% ............................                                $311,072,542
                                                                                 ============

The following abbreviation is used in portfolio descriptions:

ADR   American Depositary Receipt

*     Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $27,189,473; cash collateral of $28,291,682 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

(c) Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.

(j)   Security available to institutional investors only.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B79

             ------------------------------------------------------
             AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO (CONTINUED)
             ------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2005 were as follows:

INDUSTRY
--------
Financial Services                                             17.1%
Oil & Gas                                                      14.6
Financial Bank & Trust                                          9.5
Insurance                                                       6.8
Telecommunications                                              5.4
Electronic Components & Equipment                               5.0
Utilities                                                       4.7
Pharmaceuticals                                                 4.3
Retail & Merchandising                                          4.3
Conglomerates                                                   2.6
Food                                                            1.9
Chemicals                                                       1.8
Computer Hardware                                               1.8
Railroads                                                       1.8
Aerospace                                                       1.7
Consumer Products & Services                                    1.6
Paper & Forest Products                                         1.6
Automotive Parts                                                1.5
Entertainment & Leisure                                         1.5
Computer Services & Software                                    1.4
Healthcare Services                                             1.4
Building Materials                                              1.1
Cable Television                                                1.1
Clothing & Apparel                                              0.9
Restaurants                                                     0.9
Beverages                                                       0.7
Industrial Products                                             0.7
Advertising                                                     0.5
Machinery & Equipment                                           0.4
Metals & Mining                                                 0.4
Containers & Packaging                                          0.3
Short-Term Investments                                         12.2
                                                              -----
                                                              111.5
Liabilities in excess of other assets                         (11.5)
                                                              -----
                                                              100.0%
                                                              =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B80

                     ---------------------------------------
                       AST COHEN & STEERS REALTY PORTFOLIO
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                              JUNE 30, 2005 (UNAUDITED)

LONG-TERM INVESTMENTS -- 97.4%
COMMON STOCKS                                                        VALUE
                                                    SHARES          (NOTE 2)
                                                   --------       ------------
APARTMENT/RESIDENTIAL -- 17.8%
   Affordable Residential
      Communities, Inc., REIT ..................    138,300       $  1,846,305
   Apartment Investment & Management
      Co.(Class "A" Stock), REIT ...............    183,300          7,500,636
   Archstone-Communities Trust, REIT ...........    236,100          9,118,182
   Avalonbay Communities, Inc., REIT ...........    226,600         18,309,280
   BRE Properties, Inc., REIT ..................    219,700          9,194,445
   Equity Residential Properties Trust, REIT ...    383,100         14,105,742
   Essex Property Trust, Inc., REIT ............     79,300          6,586,658
   GMH Communities Trust, REIT .................     76,700          1,062,295
   Post Properties, Inc., REIT ................     177,900          6,423,969
                                                                  ------------
                                                                    74,147,512
                                                                  ------------
DIVERSIFIED OPERATIONS -- 6.3%
   Sun Communities, Inc., REIT .................    143,100          5,321,889
   Vornado Realty Trust, REIT ..................    257,500         20,703,000
                                                                  ------------
                                                                    26,024,889
                                                                  ------------
HEALTHCARE SERVICES -- 1.9%
   Ventas, Inc., REIT ..........................    268,900          8,120,780
                                                                  ------------
HOTELS & MOTELS -- 6.6%
   Hilton Hotels Corp. .........................    244,300          5,826,555
   Host Marriott Corp., REIT ...................    764,700         13,382,250
   Starwood Hotels & Resorts
      Worldwide, Inc. ..........................    144,100          8,439,937
                                                                  ------------
                                                                    27,648,742
                                                                  ------------
INDUSTRIAL -- 8.4%
   AMB Property Corp., REIT ....................    232,300         10,088,789
   Catellus Development Corp., REIT ............    179,752          5,895,866
   ProLogis, REIT ..............................    468,400         18,848,416
                                                                  ------------
                                                                    34,833,071
                                                                  ------------
OFFICE -- 25.4%
   American Financial Realty Trust, REIT .......    256,600          3,946,508
   Arden Reaity, Inc., REIT ....................    177,800          6,397,244
   Biomed Realty Trust, Inc., REIT .............    104,700          2,497,095
   Boston Properties, Inc., REIT ...............    417,800         29,246,000
   Brandywine Realty Trust, REIT ...............     51,100          1,566,215
   Brookfield Properties Corp.(a)
      (Canada) .................................    500,750         14,161,759
   CarrAmerica Realty Corp., REIT ..............    135,600          4,906,008
   Equity Office Properties Trust, REIT ........    409,400         13,551,140
   Kilroy Realty Corp., REIT ...................    144,100          6,843,309
   Mack-Cali Realty Corp., REIT ................     84,300          3,818,790
   Maguire Properties, Inc., REIT ..............    150,300          4,259,502
   Prentiss Properties Trust, REIT .............     80,400          2,929,776
   SL Green Realty Corp., REIT(a) ..............    146,100          9,423,450
   Trizec Properties, Inc., REIT(a) ............    103,000          2,118,710
                                                                  ------------
                                                                   105,665,506
                                                                  ------------
OFFICE/INDUSTRIAL -- 2.8%
   Liberty Property Trust, REIT ................    114,000          5,051,340
   Reckson Associates Realty
      Corp., REIT ..............................    192,400          6,455,020
                                                                  ------------
                                                                    11,506,360
                                                                  ------------
REGIONAL MALL -- 17.0%
   CBL & Associates Properties,
      Inc., REIT ...............................     65,600          2,825,392
   General Growth Properties,
      Inc., REIT(a) ............................    278,400         11,439,456
   Macerich Co., REIT ..........................    154,200         10,339,110
   Mills Corp.(The), REIT(a) ...................    205,600         12,498,424
   Simon Property Group, Inc., REIT ............    337,400         24,458,126
   Taubman Centers, Inc., REIT .................    265,700          9,057,713
                                                                  ------------
                                                                    70,618,221
                                                                  ------------
SELF STORAGE -- 5.8%
   Public Storage, Inc., REIT ..................    213,100         13,478,575
   Shurgard Storage Centers, Inc.
      (Class "A" Stock), REIT ..................    228,900         10,520,244
                                                                  ------------
                                                                    23,998,819
                                                                  ------------
SHOPPING CENTERS -- 5.4%
   Developers Diversified
      Realty Corp., REIT .......................    138,600          6,370,056
   Federal Realty Investment Trust, REIT .......    103,000          6,077,000
   Pan Pacific Retail
      Properties, Inc., REIT ...................    117,100          7,773,098
   Regency Centers Corp., REIT .................     42,400          2,425,280
                                                                  ------------
                                                                    22,645,434
                                                                  ------------
TOTAL LONG-TERM INVESTMENTS
   (cost $297,973,001) .........................                   405,209,334
                                                                  ------------

                                                   PRINCIPAL
INTEREST              MATURITY                       AMOUNT
RATE                    DATE                         (000)
---------             --------                     ---------
SHORT-TERM INVESTMENTS -- 8.7%
TIME DEPOSITS -- 0.5%
Credit Suisse First Boston(b)
   3.375%             07/01/05                      $2,067           2,067,220
                                                                  ------------

                                                    SHARES
                                                  ----------
NON-REGISTERED INVESTMENT COMPANY -- 5.0%
   BlackRock Institutional Money
      Market Trust(b)(j) .......................  20,796,247        20,796,247
REGISTERED INVESTMENT COMPANIES -- 3.2%
   BlackRock Provident Institutional
      Funds TempCash Portfolio(j) ..............   6,633,716         6,633,716
   BlackRock Provident Institutional
      Funds TempFund Portfolio(j) ..............   6,633,715         6,633,715
                                                                  ------------
                                                                    13,267,431
                                                                  ------------
TOTAL SHORT-TERM INVESTMENTS
   (cost $36,130,898) ..........................                    36,130,898
                                                                  ------------
TOTAL INVESTMENTS -- 106.1%
   (cost $334,103,899; Note 6) .................                   441,340,232

LIABILITIES IN EXCESS OF OTHER ASSETS
   (INCLUDES CASH COLLATERAL FOR SECURITIES
   ON LOAN OF $22,863,467) -- (6.1)% ...........                   (25,274,807)
                                                                  ------------
NET ASSETS -- 100.0% ...........................                  $416,065,425
                                                                  ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B81

                 -----------------------------------------------
                 AST COHEN & STEERS REALTY PORTFOLIO (CONTINUED)
                 -----------------------------------------------

SCHEDULE OF INVESTMENTS                              JUNE 30, 2005 (UNAUDITED)

The following abbreviation is used in portfolio descriptions:

REIT Real Estate Investment Trust

(a) All or a portion of security is on loan. The aggregate market value of such securities is $22,414,008; cash collateral of $22,863,467 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(j)  Security available to institutional investors only.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2005 were as follows:

INDUSTRY
--------
Office                                                                    25.4%
Apartment/Residential                                                     17.8
Regional Mall                                                             17.0
Industrial                                                                 8.4
Hotels & Motels                                                            6.6
Diversified Operations                                                     6.3
Self Storage                                                               5.8
Shopping Centers                                                           5.4
Office/Industrial                                                          2.8
Healthcare Services                                                        1.9
Short-Term Investments                                                     8.7
                                                                         -----
                                                                         106.1
Liabilities in excess of other assets                                     (6.1)
                                                                         -----
                                                                         100.0%
                                                                         =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B82

                -------------------------------------------------
                AST ALLIANCEBERNSTEIN MANAGED INDEX 500 PORTFOLIO
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

LONG-TERM INVESTMENTS -- 99.9%                                                             VALUE
COMMON STOCKS                                                          SHARES             (NOTE 2)
                                                                     ----------         -------------
ADVERTISING -- 0.1%
     Interpublic Group of Cos., Inc.
        (The)*(a) ............................................          61,100           $   744,198
                                                                                         -----------
AEROSPACE -- 2.3%
     Boeing Co.* .............................................          71,300             4,705,800
     Goodrich Corp. ..........................................          28,700             1,175,552
     Northrop Grumman Corp. ..................................          13,600               751,400
     United Technologies Corp. ...............................         102,200             5,247,970
                                                                                         -----------
                                                                                          11,880,722
                                                                                         -----------
AUTOMOBILE MANUFACTURERS -- 0.8%
     Ford Motor Co.(a) .......................................         108,400             1,110,016
     General Motors Corp.(a) .................................          81,000             2,754,000
                                                                                         -----------
                                                                                           3,864,016
                                                                                         -----------
AUTOMOTIVE PARTS -- 0.3%
     Dana Corp.(a) ...........................................         101,000             1,516,010
                                                                                         -----------
BEVERAGES -- 0.9%
     Coca-Cola Co. ...........................................          61,700             2,575,975
     PepsiCo, Inc. ...........................................          38,600             2,081,698
                                                                                         -----------
                                                                                           4,657,673
                                                                                         -----------
BROADCASTING -- 0.4%
     News Corp., Inc.(Class "A" Stock) .......................          35,000               566,300
     Univision Communications, Inc.
         (Class "A" Stock)(a) ................................          50,000             1,377,500
                                                                                         -----------
                                                                                           1,943,800
                                                                                         -----------
BUILDING MATERIALS -- 0.6%
     American Standard Cos., Inc. ............................          57,000             2,389,440
     Masco Corp. .............................................          15,000               476,400
                                                                                         -----------
                                                                                           2,865,840
                                                                                         -----------
BUSINESS SERVICES -- 0.5%
     Fiserv, Inc.* ...........................................          35,700             1,533,315
     Unisys Corp.* ...........................................         193,900             1,227,387
                                                                                         -----------
                                                                                           2,760,702
                                                                                         -----------
CABLE TELEVISION -- 0.5%
     Comcast Corp.(Class "A" Stock) ..........................          85,500             2,624,850
                                                                                         -----------
CHEMICALS -- 1.2%
     DuPont, (E.I.) de Nemours & Co. .........................          26,800             1,152,668
     Eastman Chemical Co. ....................................           9,000               496,350
     Hercules, Inc.* .........................................           6,900                97,635
     Lubrizol Corp. ..........................................          35,700             1,499,757
     Lyondell Chemical Co. ...................................          49,800             1,315,716
     PPG Industries, Inc. ....................................          22,000             1,380,720
                                                                                         -----------
                                                                                           5,942,846
                                                                                         -----------
CLOTHING & APPAREL -- 0.4%
     VF Corp. ................................................          34,375             1,966,937
                                                                                         -----------
COMMERCIAL SERVICES -- 0.5%
     Apollo Group, Inc.(Class "A"
        Stock)*(a) ...........................................          33,400             2,612,548
                                                                                         -----------
COMPUTER HARDWARE -- 4.1%
     Apple Computer, Inc.*(a) ................................          12,600               463,806
     Dell, Inc.* .............................................         195,185             7,711,759
     Hewlett-Packard Co. .....................................         239,760             5,636,758
     Ingram Micro, Inc.(Class "A"
        Stock)* ..............................................          33,200               519,912
     International Business Machines
        Corp.  ...............................................          63,100             4,682,020
     Network Appliance, Inc.*(a) .............................          69,600             1,967,592
                                                                                         -----------
                                                                                          20,981,847
                                                                                         -----------
COMPUTER SERVICES & SOFTWARE -- 5.6%
     Adobe Systems, Inc.  ....................................          21,200               606,744
     Cisco Systems, Inc.* ....................................         107,200             2,048,592
     Electronic Arts, Inc.*(a) ...............................          50,000             2,830,500
     Electronic Data Systems Corp.(a) ........................          41,300               795,025
     EMC Corp.* ..............................................         143,400             1,966,014
     Mercury Interactive Corp.*(a) ...........................          16,900               648,284
     Microsoft Corp. .........................................         572,600            14,223,384
     Oracle Corp.* ...........................................         322,600             4,258,320
     Tech Data Corp.* ........................................          33,000             1,208,130
                                                                                         -----------
                                                                                          28,584,993
                                                                                         -----------
CONGLOMERATES -- 3.3%
     3M Co. ..................................................          13,900             1,004,970
     Altria Group, Inc.* .....................................         154,900            10,015,834
     Honeywell International, Inc. ...........................          44,900             1,644,687
     Textron, Inc. ...........................................          20,000             1,517,000
     Tyco International Ltd. .................................          88,100             2,572,520
                                                                                         -----------
                                                                                          16,755,011
                                                                                         -----------
CONSTRUCTION -- 0.5%
     Centex Corp. ............................................          22,700             1,604,209
     Pulte Homes, Inc. .......................................          12,800             1,078,400
                                                                                         -----------
                                                                                           2,682,609
                                                                                         -----------
CONSUMER PRODUCTS & SERVICES -- 6.1%
     Avon Products, Inc. .....................................          74,000             2,800,900
     Colgate-Palmolive Co. ...................................          72,500             3,618,475
     Fortune Brands, Inc. ....................................          27,400             2,433,120
     Johnson & Johnson .......................................         118,700             7,715,500
     Lauder, (Estee) Cos., Inc.(Class "A"
        Stock) ...............................................          32,300             1,263,899
     Procter & Gamble Co. ....................................         202,100            10,660,775
     Reynolds, (R.J.) Tobacco Holdings,
        Inc. .................................................          26,800             2,111,840
     UST, Inc. ...............................................          13,300               607,278
                                                                                         -----------
                                                                                          31,211,787
                                                                                         -----------
CONTAINERS & PACKAGING -- 0.1%
     Sonoco Products Co. .....................................          20,500               543,250
                                                                                         -----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 5.7%
     Agere Systems, Inc.(Class "A"
        Stock)* ..............................................          25,800               309,600
     Arrow Electronics, Inc.* ................................          28,300               768,628
     Avnet, Inc.* ............................................          28,700               646,611
     Eastman Kodak Co.(a) ....................................          67,000             1,798,950
     Emerson Electric Co. ....................................          14,000               876,820
     Flextronics International Ltd.* .........................          31,000               409,510

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B83

          -------------------------------------------------------------
          AST ALLIANCEBERNSTEIN MANAGED INDEX 500 PORTFOLIO (CONTINUED)
          -------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                         VALUE
COMMON STOCKS                                                         SHARES            (NOTE 2)
(CONTINUED)                                                         ----------        ------------
ELECTRONIC COMPONENTS & EQUIPMENT (CONT'D.)
     General Electric Co. ....................................         641,670         $22,233,865
     Hubbell, Inc.(Class "B" Stock) ..........................          21,000             926,100
     Solectron Corp.* ........................................         260,000             985,400
     Vishay Intertechnology, Inc.* ...........................          25,000             296,750
                                                                                       -----------
                                                                                        29,252,234
                                                                                       -----------
ENTERTAINMENT & LEISURE -- 2.2%
     Carnival Corp.(a) .......................................          30,900           1,685,595
     Disney, (Walt) Co. ......................................          47,100           1,185,978
     International Game Technology
        Group, Inc. ..........................................          59,000           1,660,850
     Time Warner, Inc.*   ....................................         358,000           5,982,180
     Viacom, Inc.(Class "B" Stock) ...........................          27,900             893,358
                                                                                       -----------
                                                                                        11,407,961
                                                                                       -----------
FARMING & AGRICULTURE -- 0.4%
     Bunge Ltd.(Bermuda) .....................................          32,300           2,047,820
                                                                                       -----------
FINANCIAL - BANK & TRUST -- 5.7%
     Bank of America Corp. ...................................         226,652          10,337,598
     BB&T Corp.* .............................................          15,800             631,526
     Comerica, Inc. ..........................................          43,300           2,502,740
     Commerce Bancorp, Inc.(a) ...............................          50,000           1,515,500
     National City Corp. .....................................          95,400           3,255,048
     North Fork Bancorp, Inc. ................................          31,950             897,475
     Regions Financial Corp.(a) ..............................          15,176             514,163
     SunTrust Banks, Inc. ....................................          23,600           1,704,864
     U.S. Bancorp(a) .........................................          71,000           2,073,200
     Wachovia Corp. ..........................................          81,400           4,037,440
     Wells Fargo & Co. .......................................          30,800           1,896,664
                                                                                       -----------
                                                                                        29,366,218
                                                                                       -----------
FINANCIAL - SERVICES -- 10.5%
     American Express Co. ....................................          61,000           3,247,030
     Bank of New York Co., Inc.(The) .........................          30,300             872,034
     Citigroup, Inc. .........................................         342,900          15,852,267
     Fannie Mae ..............................................          44,100           2,575,440
     Goldman Sachs Group, Inc. ...............................          26,900           2,744,338
     J.P. Morgan Chase & Co. .................................         196,776           6,950,128
     KeyCorp .................................................          55,500           1,839,825
     Legg Mason, Inc. ........................................          21,750           2,264,393
     Lehman Brothers Holdings, Inc.(a) .......................          33,000           3,276,240
     MBNA Corp. ..............................................         183,500           4,800,360
     Merrill Lynch & Co., Inc. ...............................          88,900           4,890,389
     Morgan Stanley Dean Witter & Co. ........................          46,900           2,460,843
     PNC Financial Services Group ............................          39,100           2,129,386
                                                                                       -----------
                                                                                        53,902,673
                                                                                       -----------
FOOD -- 1.1%
     Albertson's, Inc.(a) ....................................          67,500           1,395,900
     Archer-Daniels-Midland Co. ..............................          52,808           1,129,035
     Safeway, Inc.* ..........................................          26,500             598,635
     Wrigley, (Wm., Jr.) Co.* ................................          33,400           2,299,256
                                                                                       -----------
                                                                                         5,422,826
                                                                                       -----------
HEALTHCARE SERVICES -- 3.0%
     Caremark Rx, Inc.* ......................................          85,700           3,815,364
     HCA, Inc. ...............................................          24,200           1,371,414
     Health Management Associates, Inc.
        (Class "A" Stock)(a) .................................          80,000           2,094,400
     UnitedHealth Group, Inc. ................................         153,600           8,008,704
                                                                                       -----------
                                                                                        15,289,882
                                                                                       -----------
INDUSTRIAL PRODUCTS -- 0.4%
     Cooper Industries Ltd.(Class "A"
        Stock) (Bermuda) .....................................          13,900             888,210
     Ingersoll-Rand Co., Ltd.(Class "A"
        Stock) ...............................................          15,300           1,091,655
                                                                                       -----------
                                                                                         1,979,865
                                                                                       -----------
INSURANCE -- 6.7%
     ACE Ltd. ................................................          42,500           1,906,125
     AFLAC, Inc. .............................................          21,300             921,864
     American International Group, Inc. ......................         183,487          10,660,595
     Axis Capital Holdings Ltd. ..............................          45,400           1,284,820
     Chubb Corp.(a) ..........................................          33,900           2,902,179
     Hartford Financial Services Group,
        Inc.(The) ............................................          22,600           1,690,028
     Lincoln National Corp. ..................................          44,800           2,102,016
     Loews Corp.* ............................................          33,400           2,588,500
     St. Paul Travelers Cos., Inc.(The)(a) ...................          64,695           2,557,393
     UnumProvident Corp.*(a) .................................          93,000           1,703,760
     WellPoint, Inc.* ........................................          55,500           3,865,020
     XL Capital Ltd.(Class "A" Stock) ........................          30,500           2,269,810
                                                                                       -----------
                                                                                        34,452,110
                                                                                       -----------
INTERNET SERVICES -- 2.6%
     eBay, Inc.* .............................................         165,600           5,466,456
     McAfee, Inc.* ...........................................          51,400           1,345,652
     Yahoo!, Inc.*(a) ........................................         182,200           6,313,230
                                                                                       -----------
                                                                                        13,125,338
                                                                                       -----------
MACHINERY & EQUIPMENT -- 0.3%
     Eaton Corp. .............................................          28,700           1,719,130
                                                                                       -----------
MEDICAL SUPPLIES & EQUIPMENT -- 2.7%
     Abbott Laboratories .....................................          58,600           2,871,986
     Alcon, Inc.(Switzerland) ................................          16,600           1,815,210
     Amgen, Inc.* ............................................          36,300           2,194,698
     Applera Corp.- Applied Biosystems
        Group ................................................          55,000           1,081,850
     St. Jude Medical, Inc.* .................................          68,000           2,965,480
     Zimmer Holdings, Inc.* ..................................          40,400           3,077,268
                                                                                       -----------
                                                                                        14,006,492
                                                                                       -----------
METALS & MINING -- 0.6%
     Alcan, Inc.(Canada) .....................................          19,000             570,000
     Alcoa, Inc. .............................................          29,800             778,674
     Novelis, Inc.(Canada) ...................................           3,800              97,584
     United States Steel Corp.(a) ............................          50,400           1,732,248
                                                                                       -----------
                                                                                         3,178,506
                                                                                       -----------
OIL & GAS -- 8.6%
     Baker Hughes, Inc. ......................................          22,000           1,125,520
     BP PLC, ADR (United Kingdom) ............................          18,100           1,129,078
     ChevronTexaco Corp. .....................................         127,876           7,150,826

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B84

          -------------------------------------------------------------
          AST ALLIANCEBERNSTEIN MANAGED INDEX 500 PORTFOLIO (CONTINUED)
          -------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                         VALUE
COMMON STOCKS                                                         SHARES            (NOTE 2)
(CONTINUED)                                                         ----------        ------------
OIL & GAS (CONT'D.)
     ConocoPhillips ..........................................          65,106         $  3,742,944
     Diamond Offshore Drilling, Inc. .........................          26,900            1,437,267
     El Paso Corp. ...........................................         158,700            1,828,224
     Exxon Mobil Corp. .......................................         256,900           14,764,043
     FMC Technologies, Inc.* .................................          16,100              514,717
     Halliburton Co.(a) ......................................          30,400            1,453,728
     Marathon Oil Corp. ......................................          48,000            2,561,760
     Nabors Industries Ltd.* .................................          36,500            2,212,630
     Occidental Petroleum Corp. ..............................          38,300            2,946,419
     Transocean, Inc.(Cayman Islands)* .......................          15,300              825,741
     XTO Energy, Inc. ........................................          61,333            2,084,709
                                                                                       ------------
                                                                                         43,777,606
                                                                                       ------------
PAPER & FOREST PRODUCTS -- 0.5%
     International Paper Co. .................................          76,700            2,317,107
                                                                                       ------------
PHARMACEUTICALS -- 3.9%
     Bristol-Meyers Squibb Co. ...............................          60,600            1,513,788
     Cephalon, Inc.*(a) ......................................          24,000              955,440
     Forest Laboratories, Inc.* ..............................          54,600            2,121,210
     Genentech, Inc.*(a) .....................................          22,300            1,790,244
     Gilead Sciences, Inc.* ..................................          50,850            2,236,891
     Lilly, (Eli) & Co. ......................................          78,200            4,356,522
     Merck & Co., Inc. .......................................          20,200              622,160
     Pfizer, Inc. ............................................         225,720            6,225,358
                                                                                       ------------
                                                                                         19,821,613
                                                                                       ------------
PRINTING & PUBLISHING -- 0.3%
     Donnelley, (R.R.) & Sons Co. ............................          48,000            1,656,480
                                                                                       ------------
RAILROADS -- 0.8%
     Burlington Northern Santa Fe Corp. ......................          15,000              706,200
     CSX Corp. ...............................................          47,300            2,017,818
     Norfolk Southern Corp. ..................................          38,400            1,188,864
                                                                                       ------------
                                                                                          3,912,882
                                                                                       ------------
REAL ESTATE INVESTMENT TRUST -- 0.1%
     Equity Residential Properties Trust .....................          18,000              662,760
                                                                                       ------------
RESTAURANTS -- 1.2%
     McDonald's Corp. ........................................          90,200            2,503,050
     Starbucks Corp.* ........................................          69,000            3,564,540
                                                                                       ------------
                                                                                          6,067,590
                                                                                       ------------
RETAIL & MERCHANDISING -- 5.6%
     Home Depot, Inc. ........................................         178,700            6,951,430
     Lowe's Cos., Inc.(a) ....................................         108,400            6,311,048
     SUPERVALU, Inc. .........................................          31,900            1,040,259
     Target Corp. ............................................         107,500            5,849,075
     TJX Cos., Inc.(a) .......................................         100,100            2,437,435
     Wal-Mart Stores, Inc.(a) ................................          83,000            4,000,600
     Williams-Sonoma, Inc.*(a) ...............................          51,500            2,037,855
                                                                                       ------------
                                                                                         28,627,702
                                                                                       ------------
SEMICONDUCTORS -- 1.8%
     Broadcom Corp.(Class "A" Stock)* ........................          36,900            1,310,319
     Intel Corp.(a) ..........................................         268,880            7,007,013
     Marvell Technology Group Ltd.* ..........................          26,600            1,011,864
                                                                                       ------------
                                                                                          9,329,196
                                                                                       ------------
TELECOMMUNICATIONS -- 4.7%
     ALLTEL Corp.(a)..........................................          14,000              871,920
     BellSouth Corp. .........................................          96,200            2,556,034
     Lucent Technologies, Inc.*(a) ...........................         259,000              753,690
     Motorola, Inc. ..........................................         136,800            2,497,968
     Nextel Communications, Inc.
        (Class "A" Stock)* ...................................          48,600            1,570,266
     Qualcomm, Inc. ..........................................         107,900            3,561,779
     SBC Communications, Inc.(a) .............................         168,100            3,992,375
     Sprint Corp.(a)..........................................         150,400            3,773,536
     Tellabs, Inc.* ..........................................          70,000              609,000
     Verizon Communications, Inc. ............................         117,700            4,066,535
                                                                                       ------------
                                                                                         24,253,103
                                                                                       ------------
TRANSPORTATION -- 1.2%
     FedEx Corp. .............................................          14,800            1,198,948
     United Parcel Service, Inc.
        (Class "B" Stock) ....................................          71,600            4,951,856
                                                                                       ------------
                                                                                          6,150,804
                                                                                       ------------
UTILITIES -- 1.1%
     American Electric Power Co.,
        Inc.(a) ..............................................          29,460            1,086,190
     DTE Energy Co. ..........................................          23,700            1,108,449
     FPL Group, Inc. .........................................          11,200              471,072
     Progress Energy, Inc.(a) ................................          42,500            1,922,700
     Sempra Energy* ..........................................          22,900              946,000
                                                                                       ------------
                                                                                          5,534,411
                                                                                       ------------
TOTAL LONG-TERM INVESTMENTS
     (cost $460,776,492) .....................................                          511,401,948
                                                                                       ------------

                                                                      PRINCIPAL
INTEREST                      MATURITY                                  AMOUNT
  RATE                          DATE                                    (000)
--------                    -----------                               ---------
SHORT-TERM INVESTMENTS -- 9.5%
CERTIFICATE OF DEPOSIT -- 1.1%
UBS Bank(b)
    3.04%                     07/01/05                                  $5,413            5,413,276
                                                                                       ------------
COMMERCIAL PAPER -- 2.8%
Countrywide Home Loans(b)
   3.317%                     07/22/05                                   1,859            1,854,575
Goldman Sachs(b)
   3.097%                     07/08/05                                   4,105            4,094,262
HBOS Treasury Services(b)
   3.093%                     07/11/05                                     497              495,722
Morgan Stanley(b)(c)
   3.517%                     07/01/05                                   2,445            2,445,191
Skandinaviska Enskilda Banken(b)(c)
    3.21%                     07/17/05                                   4,271            4,271,291
Victory Receivables Corp.(b)
   3.309%                     07/27/05                                   1,105            1,102,446
                                                                                       ------------
                                                                                         14,263,487
                                                                                       ------------
CORPORATE OBLIGATIONS -- 1.5%
Bank of America NA(b)(c)
   3.517%                     07/01/05                                      20               20,021

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B85

          -------------------------------------------------------------
          AST ALLIANCEBERNSTEIN MANAGED INDEX 500 PORTFOLIO (CONTINUED)
          -------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                      PRINCIPAL
INTEREST                      MATURITY                                  AMOUNT            VALUE
  RATE                          DATE                                    (000)           (NOTE 2)
--------                    -----------                               --------        -------------
SHORT-TERM INVESTMENTS (CONTINUED)
CORPORATE OBLIGATIONS (CONTINUED)
Goldman Sachs(b)(c)
   3.517%                     07/01/05                                  $2,878         $  2,877,717
Lehman Brothers(b)(c)
   3.497%                     07/01/05                                       2                1,776
Natexis Banque NY(b)(c)
   3.487%                     07/01/05                                   1,711            1,711,116
Sedna Finance Corp.(b)(c)
    3.19%                     07/15/05                                   2,887            2,887,372
                                                                                       ------------
                                                                                          7,498,002
                                                                                       ------------
TIME DEPOSITS -- 0.5%
Credit Suisse First Boston(b)
   3.375%                     07/01/05                                   1,455            1,454,655
Societe Generale NY(b)
   3.375%                     07/01/05                                   1,196            1,195,743
                                                                                       ------------
                                                                                          2,650,398
                                                                                       ------------
                                                                     SHARES
                                                                   ----------
NON-REGISTERED INVESTMENT COMPANY -- 2.9%
     BlackRock Institutional Money
        Market Trust(b)(j) ...................................      14,693,448           14,693,448
                                                                                       ------------
REGISTERED INVESTMENT COMPANIES -- 0.7%
     BlackRock Provident Institutional
        Funds TempCash Portfolio(j) ..........................       1,892,227            1,892,227
     BlackRock Provident Institutional
        Funds TempFund Portfolio(j) ..........................       1,892,226            1,892,226
                                                                                       ------------
                                                                                          3,784,453
                                                                                       ------------
TOTAL SHORT-TERM INVESTMENTS
     (cost $48,303,064) ......................................                           48,303,064
                                                                                       ------------
TOTAL INVESTMENTS -- 109.4%
     (cost $509,079,558; Note 6) .............................                          559,705,012

LIABILITIES IN EXCESS OF OTHER ASSETS
     (INCLUDES CASH COLLATERAL FOR SECURITIES
     ON LOAN OF $44,518,611) -- (9.4)% .......................                          (48,033,496)
                                                                                       ------------
NET ASSETS -- 100.0% .........................................                         $511,671,516
                                                                                       ============

The following abbreviation is used in portfolio descriptions:

ADR  American Depositary Receipt

*    Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $42,859,630; cash collateral of $44,518,611 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

(c) Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.

(j)  Security available to institutional investors only.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2005 were as follows:

INDUSTRY
--------
Financial Services                                             10.5%
Oil & Gas                                                       8.6
Insurance                                                       6.7
Consumer Products & Services                                    6.1
Electronic Components & Equipment                               5.7
Financial - Bank & Trust                                        5.7
Computer Services & Software                                    5.6
Retail & Merchandising                                          5.6
Telecommunications                                              4.7
Computer Hardware                                               4.1
Pharmaceuticals                                                 3.9
Conglomerates                                                   3.3
Healthcare Services                                             3.0
Medical Supplies & Equipment                                    2.7
Internet Services                                               2.6
Aerospace                                                       2.3
Entertainment & Leisure                                         2.2
Semiconductors                                                  1.8
Chemicals                                                       1.2
Restaurants                                                     1.2
Transportation                                                  1.2
Food                                                            1.1
Utilities                                                       1.1
Beverages                                                       0.9
Automobile Manufacturers                                        0.8
Railroads                                                       0.8
Building Materials                                              0.6
Metals & Mining                                                 0.6
Business Services                                               0.5
Cable Television                                                0.5
Commercial Services                                             0.5
Construction                                                    0.5
Paper & Forest Products                                         0.5
Broadcasting                                                    0.4
Clothing & Apparel                                              0.4
Farming & Agriculture                                           0.4
Industrial Products                                             0.4
Automotive Parts                                                0.3
Machinery & Equipment                                           0.3
Printing & Publishing                                           0.3
Advertising                                                     0.1
Containers & Packaging                                          0.1
Real Estate Investment Trust                                    0.1
Short-Term Investments                                          9.5
                                                              -----
                                                              109.4
Liabilities in excess of other assets                          (9.4)
                                                              -----
                                                              100.0%
                                                              =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B86

                 ----------------------------------------------
                 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
                 ----------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                          VALUE
LONG-TERM INVESTMENTS -- 99.0%                                        SHARES             (NOTE 2)
COMMON STOCKS -- 98.6%                                              -----------        ------------
AEROSPACE -- 1.5%
     Northrop Grumman Corp. ..................................        109,986           $ 6,076,726
     United Technologies Corp. ...............................          1,756                90,171
                                                                                        -----------
                                                                                          6,166,897
                                                                                        -----------
AIRLINES -- 0.1%
     Delta Air Lines, Inc.*(a) ...............................          6,780                25,493
     Southwest Airlines Co.(a) ...............................         25,557               356,009
                                                                                        -----------
                                                                                            381,502
                                                                                        -----------
AUTOMOBILE MANUFACTURERS -- 1.3%
     Ford Motor Co.(a) .......................................        502,640             5,147,034
                                                                                        -----------
AUTOMOTIVE PARTS -- 0.1%
     Sonic Automotive, Inc. ..................................         15,470               328,892
     TRW Automotive Holdings Corp.*(a)........................          9,921               243,164
                                                                                        -----------
                                                                                            572,056
                                                                                        -----------
BEVERAGES -- 0.2%
     Coca-Cola Co. ...........................................          5,888               245,824
     Molson Coors Brewing Co.(Class "B"
        Stock) ...............................................          1,035                64,170
     PepsiCo, Inc.(a).........................................          7,217               389,213
                                                                                        -----------
                                                                                            699,207
                                                                                        -----------
BROADCASTING -- 0.1%
     Clear Channel Communications, Inc. ......................          5,377               166,311
     News Corp., Inc.(Class "A" Stock) .......................         14,761               238,833
                                                                                        -----------
                                                                                            405,144
                                                                                        -----------
BUSINESS SERVICES -- 0.3%
     Deluxe Corp.* ...........................................         11,804               479,242
     Fiserv, Inc.* ...........................................          1,121                48,147
     Harland, (John H.) Co. ..................................         16,380               622,440
                                                                                        -----------
                                                                                          1,149,829
                                                                                        -----------
CABLE TELEVISION
     Comcast Corp.(Class "A" Stock) ..........................          1,344                41,261
     EchoStar Communications Corp.
         (Class "A" Stock) ...................................          1,342                40,461
                                                                                        -----------
                                                                                             81,722
                                                                                        -----------
CHEMICALS -- 0.9%
     Dow Chemical Co.(a) .....................................          7,750               345,108
     Eastman Chemical Co. ....................................         56,254             3,102,408
     PPG Industries, Inc.(a)..................................          5,219               327,544
     Praxair, Inc.* ..........................................          2,235               104,151
                                                                                        -----------
                                                                                          3,879,211
                                                                                        -----------
COMPUTER HARDWARE -- 2.9%
     Apple Computer, Inc.*(a) ................................         18,189               669,537
     Dell, Inc.* .............................................          2,351                92,888
     Hewlett-Packard Co. .....................................        120,462             2,832,062
     Ingram Micro, Inc.(Class "A"
        Stock)* ..............................................         35,958               563,102
     International Business Machines
        Corp. ................................................         97,052             7,201,258
     Western Digital Corp.*(a) ...............................         36,104               484,516
                                                                                        -----------
                                                                                         11,843,363
                                                                                        -----------
COMPUTER SERVICES & SOFTWARE -- 3.0%
     Computer Sciences Corp.* ................................        101,993             4,457,094
     Microsoft Corp. .........................................        305,019             7,576,672
     VERITAS Software Corp.* .................................          3,305                80,642
                                                                                        -----------
                                                                                         12,114,408
                                                                                        -----------
CONGLOMERATES -- 2.4%
     Altria Group, Inc.*(a) ..................................         43,532             2,814,779
     Cendant Corp. ...........................................        181,186             4,053,131
     Tyco International Ltd.(a) ..............................        103,265             3,015,338
                                                                                        -----------
                                                                                          9,883,248
                                                                                        -----------
CONSUMER PRODUCTS & SERVICES -- 5.6%
     Black & Decker Corp. ....................................         22,846             2,052,713
     Colgate-Palmolive Co.(a) ................................          1,865                93,082
     Johnson & Johnson(a) ....................................        203,153            13,204,945
     Kimberly-Clark Corp. ....................................         50,331             3,150,217
     Newell Rubbermaid, Inc.(a) ..............................         32,058               764,263
     Procter & Gamble Co.(a) .................................         23,665             1,248,329
     Rent-A-Center, Inc.* ....................................         47,940             1,116,523
     Reynolds, (R.J.) Tobacco Holdings,
        Inc. .................................................          6,145               484,226
     Tupperware Corp. ........................................         41,506               969,995
                                                                                        -----------
                                                                                         23,084,293
                                                                                        -----------
CONTAINERS & PACKAGING
     Silgan Holdings, Inc. ...................................          1,919               107,925
                                                                                        -----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.1%
     Arrow Electronics, Inc.* ................................         68,398             1,857,690
     Avnet, Inc.* ............................................         12,597               283,810
     Eastman Kodak Co.(a) ....................................         31,351               841,774
     General Electric Co.(a)..................................         40,455             1,401,766
                                                                                        -----------
                                                                                          4,385,040
                                                                                        -----------
ENTERTAINMENT & LEISURE -- 3.7%
     Disney, (Walt) Co.(a) ...................................        172,294             4,338,363
     GameStop Corp.(Class "B" Stock) .........................         11,394               340,681
     Harley-Davidson, Inc. ...................................            725                35,960
     Movie Gallery, Inc. .....................................         13,071               345,466
     Regal Entertainment Group
        (Class "A" Stock)(a) .................................         72,373             1,366,402
     Time Warner, Inc.* ......................................        324,846             5,428,177
     Viacom, Inc.(Class "B" Stock) ...........................         98,671             3,159,445
                                                                                        -----------
                                                                                         15,014,494
                                                                                        -----------
FARMING & AGRICULTURE -- 0.3%
     Bunge Ltd.(Bermuda) .....................................          5,094               322,960
     Gold Kist, Inc.* ........................................         15,137               326,656
     Monsanto Co. ............................................          8,019               504,155
                                                                                        -----------
                                                                                          1,153,771
                                                                                        -----------
FINANCIAL - BANK & TRUST -- 9.5%
     Bank of America Corp.(a) ................................        422,228            19,257,819
     Comerica, Inc. ..........................................         10,234               591,525
     Corus Bankshares, Inc. ..................................          1,913               106,153
     First Horizon National Corp.(a) .........................          6,195               261,429
     National City Corp. .....................................        317,117            10,820,032
     Wachovia Corp.(a) .......................................         85,293             4,230,533

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B87

           ----------------------------------------------------------
           AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (CONTINUED)
           ----------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                          VALUE
COMMON STOCKS                                                           SHARES           (NOTE 2)
(CONTINUED)                                                          -----------       ------------
FINANCIAL -- BANK & TRUST (CONT'D.)
  Wells Fargo & Co. ..........................................         58,252           $ 3,587,158
                                                                                        -----------
                                                                                         38,854,649
                                                                                        -----------
FINANCIAL - SERVICES -- 5.6%
     American Express Co.(a) .................................          6,523               347,219
     Capital One Financial Corp. .............................            872                69,769
     Citigroup, Inc.(a) ......................................         38,987             1,802,369
     Countrywide Financial Corp. .............................        259,071            10,002,731
     Edwards, (A.G.), Inc. ...................................         20,446               923,137
     Fannie Mae ..............................................         10,248               598,483
     Goldman Sachs Group, Inc.(a) ............................          2,775               283,106
     Legg Mason, Inc.(a) .....................................          2,328               242,368
     Lehman Brothers Holdings, Inc.(a) .......................          4,172               414,196
     Merrill Lynch & Co., Inc. ...............................          5,754               316,528
     Washington Mutual, Inc.(a) ..............................        198,389             8,072,448
                                                                                        -----------
                                                                                         23,072,354
                                                                                        -----------
FOOD -- 3.0%
     Albertson's, Inc.(a) ....................................        192,626             3,983,506
     Archer-Daniels-Midland Co. ..............................        171,310             3,662,608
     Chiquita Brands International,
        Inc.*(a) .............................................         57,159             1,569,586
     Pilgrim's Pride Corp.(a) ................................         81,661             2,787,090
     Sanderson Farms, Inc. ...................................          2,217               100,740
     Seaboard Corp. ..........................................            160               266,240
                                                                                        -----------
                                                                                         12,369,770
                                                                                        -----------
GAS UTILITIES -- 0.2%
     NiSource, Inc.* .........................................         36,771               909,347
                                                                                        -----------
HEALTHCARE SERVICES -- 0.3%
     Kindred Healthcare, Inc.* ...............................         36,328             1,438,952
                                                                                        -----------
INSURANCE -- 7.1%
     ACE Ltd. ................................................         51,238             2,298,024
     American International Group, Inc. ......................          6,111               355,049
     AON Corp. ...............................................         65,319             1,635,588
     Axis Capital Holdings Ltd. ..............................         12,224               345,939
     Berkley, (W.R.) Corp. ...................................         62,833             2,241,881
     Endurance Specialty Holdings Ltd. .......................         65,538             2,478,647
     Fidelity National Financial, Inc. .......................         26,365               940,967
     First American Corp. ....................................        139,018             5,580,183
     Hartford Financial Services Group,
        Inc.(The) ............................................          6,420               480,088
     Loews Corp.* ............................................         89,188             6,912,070
     Nationwide Financial Services, Inc.
        (Class "A" Stock) ....................................          4,868               184,692
     Protective Life Corp. ...................................         42,242             1,783,457
     XL Capital Ltd.(Class "A" Stock) ........................         50,651             3,769,447
     Zenith National Insurance Corp. .........................          2,679               181,797
                                                                                        -----------
                                                                                         29,187,829
                                                                                        -----------
INTERNET SERVICES -- 1.7%
     Checkfree Corp.* ........................................            525                17,882
     Cisco Systems, Inc.*(a) .................................         14,100               269,451
     EarthLink, Inc.* ........................................        442,509             3,832,128
     Sabre Holdings Corp.(Class "A"
        Stock)(a) ............................................         74,997             1,496,190
     United Online, Inc.* ....................................        128,507             1,395,586
                                                                                        -----------
                                                                                          7,011,237
                                                                                        -----------
MACHINERY & EQUIPMENT -- 1.5%
     Caterpillar, Inc.*(a) ...................................          2,689               256,288
     Cummins, Inc. ...........................................         74,083             5,527,333
     Eaton Corp. .............................................          4,298               257,450
                                                                                        -----------
                                                                                          6,041,071
                                                                                        -----------
MEDICAL SUPPLIES & EQUIPMENT -- 2.3%
     Abbott Laboratories .....................................          7,238               354,734
     Amgen, Inc.* ............................................         13,435               812,280
     Applera Corp.- Applied Biosystems
        Group ................................................        130,056             2,558,202
     Bard (C.R.), Inc. .......................................          2,666               177,316
     Baxter International, Inc. ..............................          5,701               211,507
     Becton, Dickinson & Co. .................................         46,737             2,452,290
     Genzyme Corp.* ..........................................          2,576               154,792
     Guidant Corp. ...........................................          1,510               101,623
     McKesson Corp.(a) .......................................         62,729             2,809,632
                                                                                        -----------
                                                                                          9,632,376
                                                                                        -----------
METALS & MINING -- 1.6%
     Nucor Corp.(a) ..........................................         28,463             1,298,482
     Phelps Dodge Corp. ......................................         46,814             4,330,295
     United States Steel Corp.(a).............................         31,713             1,089,976
                                                                                        -----------
                                                                                          6,718,753
                                                                                        -----------
OFFICE EQUIPMENT -- 0.3%
     Lexmark International, Inc.(Class "A"
        Stock)*(a) ...........................................          1,677               108,720
     Pitney Bowes, Inc. ......................................         24,174             1,052,778
     Xerox Corp.* ............................................          6,413                88,435
                                                                                        -----------
                                                                                          1,249,933
                                                                                        -----------
OIL & GAS -- 10.5%
     ChevronTexaco Corp.(a) ..................................        235,428            13,165,134
     ConocoPhillips ..........................................        116,057             6,672,117
     Exxon Mobil Corp. .......................................        193,567            11,124,295
     Frontier Oil Corp. ......................................          4,120               120,922
     Halliburton Co. .........................................          1,358                64,939
     Marathon Oil Corp. ......................................         31,968             1,706,132
     National Fuel Gas Co. ...................................          7,268               210,118
     Nicor, Inc.(a) ..........................................         89,557             3,687,062
     Schlumberger Ltd. .......................................          2,724               206,860
     Sunoco, Inc. ............................................         41,935             4,767,171
     Unocal Corp. ............................................          5,735               373,062
     Valero Energy Corp. .....................................          9,075               717,923
     Veritas DGC, Inc. .......................................         14,867               412,411
                                                                                        -----------
                                                                                         43,228,146
                                                                                        -----------
PAPER & FOREST PRODUCTS -- 2.6%
     Georgia-Pacific Corp.(a) ................................         65,293             2,076,317
     Louisiana-Pacific Corp. .................................        250,062             6,146,524
     Weyerhaeuser Co.(a)......................................         37,832             2,408,007
                                                                                        -----------
                                                                                         10,630,848
                                                                                        -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B88

           ----------------------------------------------------------
           AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (CONTINUED)
           ----------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                          VALUE
COMMON STOCKS                                                          SHARES            (NOTE 2)
(CONTINUED)                                                         -----------        ------------
PHARMACEUTICALS -- 7.3%
     Allergan, Inc.(a) .......................................            450          $     38,358
     AmerisourceBergen Corp.(a) ..............................         51,178             3,538,959
     Bristol-Meyers Squibb Co.(a) ............................        222,648             5,561,747
     Cardinal Health, Inc.(a) ................................         32,938             1,896,570
     Gilead Sciences, Inc.* ..................................          4,786               210,536
     King Pharmaceuticals, Inc.* .............................         68,087               709,467
     Lilly, (Eli) & Co. ......................................          1,548                86,239
     Merck & Co., Inc. .......................................        282,773             8,709,408
     Pfizer, Inc. ............................................        334,347             9,221,290
     Wyeth ...................................................          2,909               129,451
                                                                                       ------------
                                                                                         30,102,025
                                                                                       ------------
PRINTING & PUBLISHING -- 0.2%
     Donnelley, (R.R.) & Sons Co. ............................         22,112               763,085
     New York Times Co.(Class A
        Stock)(a) ............................................            899                28,004
                                                                                       ------------
                                                                                            791,089
                                                                                       ------------
RAILROADS -- 0.5%
     Burlington Northern Santa Fe
        Corp.(a) .............................................         12,556               591,136
     CSX Corp. ...............................................          5,621               239,792
     Norfolk Southern Corp. ..................................         13,652               422,666
     Union Pacific Corp. .....................................         12,076               782,525
                                                                                       ------------
                                                                                          2,036,119
                                                                                       ------------
REAL ESTATE INVESTMENT TRUST -- 3.3%
     Apartment Investment & Management
        Co. (Class "A" Stock) ................................         51,698             2,115,482
     CBL & Associates Properties, Inc. .......................        157,404             6,779,390
     Colonial Properties Trust ...............................         44,075             1,939,300
     Cresent Real Estate Equities Co.* .......................         32,720               613,500
     Lexington Corp. Properties Trust ........................          7,432               180,672
     Trizec Properties, Inc.(a) ..............................         44,521               915,797
     Vornado Realty Trust ....................................         13,685             1,100,274
                                                                                       ------------
                                                                                         13,644,415
                                                                                       ------------
RESTAURANTS -- 1.0%
     McDonald's Corp. ........................................        153,161             4,250,218
                                                                                       ------------
RETAIL & MERCHANDISING -- 3.9%
     American Eagle Outiftters, Inc. .........................          3,506               107,459
     Barnes & Noble, Inc.* ...................................         39,404             1,528,875
     Charming Shoppes, Inc.*(a) ..............................         34,659               323,368
     CVS Corp.(a) ............................................          3,028                88,024
     Federated Department Stores,
        Inc.(a) ..............................................         87,855             6,438,014
     Home Depot, Inc. ........................................          7,867               306,026
     Payless Shoesource, Inc.* ...............................         27,332               524,774
     Sears Holdings Corp.*(a) ................................         18,533             2,777,541
     SUPERVALU, Inc. .........................................        114,914             3,747,346
     Target Corp.(a) .........................................          1,865               101,475
                                                                                       ------------
                                                                                         15,942,902
                                                                                       ------------
SEMICONDUCTORS -- 4.1%
     Analog Devices, Inc. ....................................          3,608               134,615
     Intel Corp.(a) ..........................................        599,922            15,633,967
     Novellus Systems, Inc.*(a) ..............................          1,404                34,693
     Omnivision Technologies, Inc.*(a) .......................         33,888               460,538
     Sigmatel, Inc.* .........................................          1,834                31,471
     Texas Instruments, Inc.(a) ..............................         11,983               336,363
                                                                                       ------------
                                                                                         16,631,647
                                                                                       ------------
TELECOMMUNICATIONS -- 4.6%
     ALLTEL Corp.(a) .........................................         55,677             3,467,563
     AT&T Corp. ..............................................        282,453             5,377,905
     Harris Corp. ............................................          2,663                83,112
     Motorola, Inc.(a) .......................................        250,222             4,569,054
     Nortel Networks Corp.* ..................................          5,378                14,037
     Sprint Corp.(a) .........................................         33,078               829,927
     Verizon Communications, Inc.(a) .........................        126,273             4,362,732
                                                                                       ------------
                                                                                         18,704,330
                                                                                       ------------
TRANSPORTATION -- 0.8%
     FedEx Corp. .............................................          8,624               698,630
     United Parcel Service, Inc.(Class "B"
        Stock) ...............................................         40,063             2,770,757
                                                                                       ------------
                                                                                          3,469,387
                                                                                       ------------
UTILITIES -- 3.2%
     American Electric Power Co.,
        Inc.(a) ..............................................        121,647             4,485,125
     Dominion Resources, Inc. ................................          1,988               145,899
     Entergy Corp. ...........................................          4,090               309,000
     Exelon Corp. ............................................         21,270             1,091,789
     FirstEnergy Corp.(a) ....................................         62,828             3,022,655
     PG&E Corp.(a) ...........................................         64,750             2,430,715
     UGI Corp. ...............................................         54,568             1,522,447
                                                                                       ------------
                                                                                         13,007,630
                                                                                       ------------
TOTAL COMMON STOCKS
     (cost $382,563,491) .....................................                          404,994,171
                                                                                       ------------
PREFERRED STOCKS -- 0.4%
AUTOMOBILE MANUFACTURERS -- 0.1%
     General Motors Corp. (Class B
        Stock) 5.25%, CVT ....................................         18,144               336,752
                                                                                       ------------
FINANCIAL - SERVICES -- 0.1%
     Ford Motor Co.Capital Trust II,
        6.50%, CVT ...........................................         14,767               595,553
                                                                                       ------------
OFFICE EQUIPMENT -- 0.2%
     Xerox Corp. 6.125%, CVT .................................          6,311               751,388
                                                                                       ------------
TOTAL PREFERRED STOCKS
     (cost $1,917,277) .......................................                            1,683,693
                                                                                       ------------

                                                                        Units
                                                                      ---------
WARRANTS
TELECOMMUNICATIONS
Lucent Technologies, Inc.,
     expiring on 12/10/07
     (cost $2,535)*                                                      2                    1,922
                                                                                       ------------
TOTAL LONG-TERM INVESTMENTS
     (cost $384,483,303) .....................................                          406,679,786
                                                                                       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B89

           ----------------------------------------------------------
           AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (CONTINUED)
           ----------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                        PRINCIPAL
INTEREST                      MATURITY                    AMOUNT                        VALUE
  RATE                          DATE                      (000)                       (NOTE 2)
--------                    -----------                 --------                    -------------
SHORT-TERM INVESTMENTS -- 32.2%
CERTIFICATES OF DEPOSIT -- 2.0%
Barclays Bank PLC(b)
     3.19%                     07/18/05                 $   117                       $     116,667
UBS Bank(b)
     3.04%                     07/01/05                   7,981                           7,980,998
                                                                                      -------------
                                                                                          8,097,665
                                                                                      -------------
COMMERCIAL PAPER -- 6.3%
Countrywide Home Loans(b)
   3.317%                      07/22/05                   2,661                           2,655,213
Goldman Sachs(b)
   3.097%                      07/08/05                   2,129                           2,123,828
HBOS Treasury Services(b)
   3.093%                      07/11/05                   4,917                           4,903,529
Morgan Stanley(b)(c)
   3.517%                      07/01/05                   4,938                           4,938,131
Skandinaviska Enskilda Banken(b)(c)
    3.21%                      07/17/05                   4,544                           4,543,773
Victory Receivables Corp.(b)
   3.309%                      07/27/05                   6,789                           6,770,425
                                                                                      -------------
                                                                                         25,934,899
                                                                                      -------------
CORPORATE OBLIGATIONS -- 5.9%
Bank of America NA(b)(c)
   3.517%                      07/01/05                     487                             487,029
Goldman Sachs(b)(c)
   3.517%                      07/01/05                   3,511                           3,511,276
Lehman Brothers(b)(c)
   3.497%                      07/01/05                   2,700                           2,700,444
Morgan Stanley(b)(c)
   3.507%                      07/01/05                   4,459                           4,459,453
Natexis Banque NY(b)(c)
   3.487%                      07/01/05                  12,909                          12,909,380
Sedna Finance Corp.(b)(c)
     3.19%                     07/15/05                      86                              86,404
                                                                                      -------------
                                                                                         24,153,986
                                                                                      -------------
TIME DEPOSITS -- 2.4%
Credit Suisse First Boston(b)
   3.375%                      07/01/05                   6,744                           6,743,700
Societe Generale NY(b)
   3.375%                      07/01/05                   2,950                           2,950,455
                                                                                      -------------
                                                                                          9,694,155
                                                                                      -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.7%
Federal Home Loan Mortgage Co.
     2.60%                     07/01/05                   2,750                           2,750,000
                                                                                       ------------

                                                                   SHARES
                                                                 ----------
NON-REGISTERED INVESTMENT COMPANY -- 14.9%
     BlackRock Institutional Money
        Market Trust(b)(j) ...................................    61,322,785             61,322,785
                                                                                      -------------

REGISTERED INVESTMENT COMPANIES
     BlackRock Provident Institutional
        Funds TempCash Portfolio(j) ..........................        21,895                 21,895
     BlackRock Provident Institutional
        Funds TempFund Portfolio(j) ..........................        21,895                 21,895
                                                                                      -------------
                                                                                             43,790
                                                                                      -------------
TOTAL SHORT-TERM INVESTMENTS
     (cost $131,997,280) .....................................                          131,997,280
                                                                                      -------------
TOTAL INVESTMENTS -- 131.2%
     (cost $516,480,583; Note 6) .............................                          538,677,066

LIABILITIES IN EXCESS OF OTHER ASSETS
     (INCLUDES CASH COLLATERAL FOR SECURITIES
     ON LOAN OF $129,203,490)(u) -- (31.2)% ..................                         (128,101,089)
                                                                                      -------------
NET ASSETS -- 100.0% .........................................                        $ 410,575,977
                                                                                      =============

------------------------------------

The following abbreviation is used in portfolio descriptions:

CVT Convertible Security

* Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $124,264,461; cash collateral of $129,203,490 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

(c) Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.

(j)   Security available to institutional investors only.

(u) Liabilities in excess of other assets includes unrealized depreciation on futures contracts as follows:

   NUMBER                                            VALUE AT            VALUE AT
     OF                           EXPIRATION          TRADE              JUNE 30,         UNREALIZED
  CONTRACTS           TYPE          MONTH              DATE                2005          DEPRECIATION
--------------   -------------  --------------   ----------------    -----------------  -------------
LONG POSITION:
     7            S&P 500(1)         Sep 05          $2,110,850           $2,092,125       $(18,725)

(1) Cash of $110,250 has been segregated with the custodian to cover requirements for the above open futures contracts at June 30, 2005.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B90

           ----------------------------------------------------------
           AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (CONTINUED)
           ----------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2005 were as follows:

INDUSTRY
--------------
Oil & Gas                                                      10.5%
Financial - Bank & Trust                                        9.5
Pharmaceuticals                                                 7.3
Insurance                                                       7.1
Consumer Products & Services                                    5.6
Financial Services                                              5.6
Telecommunications                                              4.6
Semiconductors                                                  4.1
Retail & Merchandising                                          3.9
Entertainment & Leisure                                         3.7
Real Estate Investment Trust                                    3.3
Utilities                                                       3.2
Computer Services & Software                                    3.0
Food                                                            3.0
Computer Hardware                                               2.9
Paper & Forest Products                                         2.6
Conglomerates                                                   2.4
Medical Supplies & Equipment                                    2.3
Internet Services                                               1.7
Metals & Mining                                                 1.6
Aerospace                                                       1.5
Machinery & Equipment                                           1.5
Automobile Manufacturers                                        1.3
Electronic Components & Equipment                               1.1
Restaurants                                                     1.0
Chemicals                                                       0.9
Transportation                                                  0.8
Railroads                                                       0.5
Business Services                                               0.3
Farming & Agriculture                                           0.3
Healthcare Services                                             0.3
Office Equipment                                                0.3
Beverages                                                       0.2
Gas Utilities                                                   0.2
Office Equipment                                                0.2
Printing & Publishing                                           0.2
Airlines                                                        0.1
Automobile Manufacturers                                        0.1
Automotive Parts                                                0.1
Broadcasting                                                    0.1
Financial - Services                                            0.1
Short-Term Investments                                         32.2
                                                              -----
                                                              131.2
Liabilities in excess of other assets                         (31.2)
                                                              -----
                                                              100.0%
                                                              -----

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B91

                -------------------------------------------------
                AST ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

LONG-TERM INVESTMENTS -- 97.2%
COMMON STOCKS

                                                                      VALUE
                                                     SHARES          (NOTE 2)
                                                   -----------    --------------
AEROSPACE -- 1.7%
   General Dynamics Corp. ......................       65,000     $    7,120,100
   United Technologies Corp. ...................      650,000         33,377,500
                                                                  --------------
                                                                      40,497,600
                                                                  --------------
BROADCASTING -- 2.9%
   News Corp., Inc.(Class "A" Stock)............    3,025,000         48,944,500
   Westwood One, Inc.(a) .......................    1,025,000         20,940,750
                                                                  --------------
                                                                      69,885,250
                                                                  --------------
BUILDING MATERIALS -- 1.2%
   American Standard Cos., Inc.(a) .............      725,000         30,392,000
                                                                  --------------
BUSINESS SERVICES -- 1.7%
   Fiserv, Inc. ................................      986,400         42,365,880
                                                                  --------------
CABLE TELEVISION -- 1.3%
   Comcast Corp.(Class "A" Stock)...............      600,000         18,420,000
   Comcast Corp.(Special Class
      "A" Stock)(a) ............................      425,000         12,728,750
                                                                  --------------
                                                                      31,148,750
                                                                  --------------
CHEMICALS -- 3.4%
   Air Products & Chemicals, Inc. ..............      876,500         52,852,950
   DuPont, (E.I.) de Nemours & Co. .............      584,200         25,126,442
   Rohm & Haas Co. .............................      127,900          5,926,886
                                                                  --------------
                                                                      83,906,278
                                                                  --------------
COMPUTER SERVICES & SOFTWARE -- 6.2%
   Microsoft Corp. .............................    4,550,000        113,022,000
   Oracle Corp. ................................    1,700,000         22,440,000
   Symantec Corp. ..............................      680,500         14,794,070
                                                                  --------------
                                                                     150,256,070
                                                                  --------------
CONGLOMERATES -- 3.9%
   Altria Group, Inc. ..........................    1,138,800         73,634,808
   Danaher Corp.(a) ............................      265,000         13,870,100
   Johnson Controls, Inc. ......................      152,100          8,567,793
                                                                  --------------
                                                                      96,072,701
                                                                  --------------
CONSUMER PRODUCTS & SERVICES -- 7.7%
   Avon Products, Inc. .........................    1,735,000         65,669,750
   Colgate-Palmolive Co. .......................      400,000         19,964,000
   Fortune Brands, Inc. ........................      190,900         16,951,920
   Lauder, (Estee) Cos., Inc.
      (Class "A" Stock).........................      340,000         13,304,200
   Loews Corp. - Carolina Group. ...............      821,400         27,369,048
   Procter & Gamble Co. ........................      843,700         44,505,175
                                                                  --------------
                                                                     187,764,093
                                                                  --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 5.4%
   Emerson Electric Co.(a) .....................      436,700         27,350,521
   General Electric Co. ........................    3,000,000        103,950,000
                                                                  --------------
                                                                     131,300,521
                                                                  --------------
ENTERTAINMENT & LEISURE -- 5.9%
   Harley-Davidson, Inc.(a) ....................       97,200          4,821,120
   Royal Caribbean Cruises Ltd.(a) .............      100,000          4,836,000
   Time Warner, Inc. ...........................    4,034,800         67,421,508
   Viacom, Inc.(Class "B" Stock) ...............    2,050,000         65,641,000
                                                                  --------------
                                                                     142,719,628
                                                                  --------------
FINANCIAL - BANK & TRUST -- 3.3%
   Bank of America Corp. .......................      950,000         43,329,500
   North Fork Bancorp, Inc. ....................      815,000         22,893,350
   Wachovia Corp. ..............................      300,000         14,880,000
                                                                  --------------
                                                                      81,102,850
                                                                  --------------
FINANCIAL - SERVICES -- 11.7%
   Citigroup, Inc. .............................    2,100,000         97,083,000
   Fannie Mae ..................................    1,250,000         73,000,000
   Goldman Sachs Group, Inc. ...................       40,000          4,080,800
   J.P. Morgan Chase & Co. .....................    1,750,000         61,810,000
   Merrill Lynch & Co., Inc. ...................      647,000         35,591,470
   Morgan Stanley Dean Witter & Co. ............      282,900         14,843,763
                                                                  --------------
                                                                     286,409,033
                                                                  --------------
HEALTHCARE SERVICES -- 1.5%
   Health Management Associates,
      Inc. (Class "A" Stock)(a) ................      740,000         19,373,200
   UnitedHealth Group, Inc. ....................      334,300         17,430,402
                                                                  --------------
                                                                      36,803,602
                                                                  --------------
INDUSTRIAL PRODUCTS -- 0.5%
   Ingersoll-Rand Co., Ltd.
      (Class "A" Stock) ........................      160,000         11,416,000
                                                                  --------------
INSURANCE -- 11.0%
   ACE Ltd. ....................................    1,025,000         45,971,250
   AFLAC, Inc. .................................      166,700          7,214,776
   American International Group, Inc. ..........    1,857,600        107,926,560
   Axis Capital Holdings Ltd. ..................      976,300         27,629,290
   MetLife, Inc.(a) ............................      397,100         17,845,674
   WellPoint, Inc. .............................      872,600         60,767,864
                                                                  --------------
                                                                     267,355,414
                                                                  --------------
MACHINERY & EQUIPMENT -- 0.1%
   Deere & Co. .................................       50,000          3,274,500
                                                                  --------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.4%
   Applera Corp. - Applied
      Biosystems Group .........................      325,000          6,392,750
   Boston Scientific Corp. .....................    1,897,400         51,229,800
                                                                  --------------
                                                                      57,622,550
                                                                  --------------
OIL & GAS -- 9.7%
   Baker Hughes, Inc. ..........................      501,000         25,631,160
   BP PLC, ADR (United Kingdom) ................      365,000         22,768,700
   ChevronTexaco Corp. .........................      175,000          9,786,000
   ConocoPhillips ..............................      699,500         40,214,255
   EnCana Corp.(Canada) ........................      187,400          7,419,166
   Exxon Mobil Corp. ...........................      726,800         41,769,196
   FMC Technologies, Inc. ......................       38,210          1,221,574
   Marathon Oil Corp. ..........................      250,000         13,342,500
   Nabors Industries Ltd. ......................      340,400         20,635,048
   Noble Energy, Inc. ..........................      476,447         36,043,215

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B92

          -------------------------------------------------------------
          AST ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO (CONTINUED)
          -------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS                                                         VALUE
(CONTINUED)                                           SHARES         (NOTE 2)
                                                   -----------    --------------
OIL & GAS (CONT'D.)
   Schlumberger Ltd. ...........................     246,900      $   18,749,586
                                                                  --------------
                                                                     237,580,400
                                                                  --------------
PHARMACEUTICALS -- 2.6%
   Forest Laboratories, Inc. ...................     315,000          12,237,750
   Lilly, (Eli) & Co. ..........................     585,000          32,590,350
   Pfizer, Inc. ................................     641,400          17,689,812
                                                                  --------------
                                                                      62,517,912
                                                                  --------------
RAILROADS -- 2.1%
   Burlington Northern Santa Fe Corp. ..........     171,200           8,060,096
   Union Pacific Corp. .........................     655,000          42,444,000
                                                                  --------------
                                                                      50,504,096
                                                                  --------------
RETAIL & MERCHANDISING -- 3.1%
   Home Depot, Inc. ............................   1,600,000          62,240,000
   Lowe's Cos., Inc.(a) ........................     247,800          14,426,916
                                                                  --------------
                                                                      76,666,916
                                                                  --------------
SEMICONDUCTORS -- 0.4%
   Texas Instruments, Inc. .....................     302,700           8,496,789
                                                                  --------------
TELECOMMUNICATIONS -- 5.0%
   BellSouth Corp. .............................     750,000          19,927,500
   Qualcomm, Inc. ..............................     625,800          20,657,658
   SBC Communications, Inc. ....................   1,903,500          45,208,125
   Verizon Communications, Inc. ................   1,075,000          37,141,250
                                                                  --------------
                                                                     122,934,533
                                                                  --------------
TRANSPORTATION -- 0.9%
   United Parcel Service, Inc.
      (Class "B" Stock) ........................     330,000          22,822,800
                                                                  --------------
UTILITIES -- 1.6%
   Entergy Corp. ...............................     220,000          16,621,000
   PPL Corp. ...................................     248,700          14,767,806
   Sempra Energy ...............................     197,500           8,158,725
                                                                  --------------
                                                                      39,547,531
                                                                  --------------
TOTAL LONG-TERM INVESTMENTS
   (cost $2,193,723,069) .......................                   2,371,363,697
                                                                  --------------

                                                    PRINCIPAL
INTEREST            MATURITY                          AMOUNT
RATE                  DATE                            (000)
--------------      -----------                     ---------
SHORT-TERM INVESTMENTS -- 5.7%
COMMERCIAL PAPER -- 0.6%
Countrywide Home Loans(b)
   3.317%             07/22/05                       $ 3,121           3,114,077
Goldman Sachs(b)
   3.097%             07/08/05                           114             113,890
Morgan Stanley(b)(c)
   3.517%             07/01/05                        11,775          11,774,804
                                                                  --------------
                                                                      15,002,771
                                                                  --------------
CORPORATE OBLIGATIONS -- 1.1%
Goldman Sachs(b)(c)
   3.517%             07/01/05                        19,499          19,499,346
Lehman Brothers(b)(c)
   3.497%             07/01/05                         6,887           6,886,766
Natexis Banque NY(b)(c)
   3.487%             07/01/05                           440             440,461
                                                                  --------------
                                                                      26,826,573
                                                                  --------------
TIME DEPOSITS -- 0.2%
Credit Suisse First Boston(b)
   3.375%             07/01/05                         1,289           1,289,320
Societe Generale NY(b)
   3.375%             07/01/05                         2,630           2,630,388
                                                                  --------------
                                                                       3,919,708
                                                                  --------------

                                                    SHARES
                                                  ----------
NON-REGISTERED INVESTMENT COMPANY -- 0.5%
   BlackRock Institutional Money
      Market Trust(b)(j) ........................ 12,970,568          12,970,568
                                                                  --------------
REGISTERED INVESTMENT COMPANIES -- 3.3%
   BlackRock Provident Institutional
      Funds TempCash Portfolio(j) ............... 40,442,268          40,442,268
   BlackRock Provident Institutional
      Funds TempFund Portfolio(j) ............... 40,442,267          40,442,267
                                                                  --------------
                                                                      80,884,535
                                                                  --------------
TOTAL SHORT-TERM INVESTMENTS
   (cost $139,604,155) ..........................                    139,604,155
                                                                  --------------
TOTAL INVESTMENTS -- 102.9%
   (cost $2,333,327,224; Note 6) ................                  2,510,967,852

LIABILITIES IN EXCESS OF OTHER ASSETS
   (INCLUDES CASH COLLATERAL FOR SECURITIES
   ON LOAN OF $58,719,620) -- (2.9)% .............                   (71,210,897)
                                                                  --------------
NET ASSETS -- 100.0% .............................                $2,439,756,955
                                                                  ==============

The following abbreviations are used in portfolio descriptions:

ADR American Depositary Receipt

(a) All or a portion of security is on loan. The aggregate market value of such securities is $56,935,700; cash collateral of $58,719,620 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

(c) Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.

(j) Security available to institutional investors only.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B93

          -------------------------------------------------------------
          AST ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO (CONTINUED)
          -------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2005 were as follows:

INDUSTRY
--------
Financial Services                                                        11.7%
Insurance                                                                 11.0
Oil & Gas                                                                  9.7
Consumer Products & Services                                               7.7
Computer Services & Software                                               6.2
Entertainment & Leisure                                                    5.9
Electronic Components & Equipment                                          5.4
Telecommunications                                                         5.0
Conglomerates                                                              3.9
Chemicals                                                                  3.4
Financial - Bank & Trust                                                   3.3
Retail & Merchandising                                                     3.1
Broadcasting                                                               2.9
Pharmaceuticals                                                            2.6
Medical Supplies & Equipment                                               2.4
Railroads                                                                  2.1
Aerospace                                                                  1.7
Business Services                                                          1.7
Utilities                                                                  1.6
Healthcare Services                                                        1.5
Cable Television                                                           1.3
Building Materials                                                         1.2
Transportation                                                             0.9
Industrial Products                                                        0.5
Semiconductors                                                             0.4
Machinery & Equipment                                                      0.1
Short-Term Investments                                                     5.7
                                                                         -----
                                                                         102.9
Liabilities in excess of other assets                                     (2.9)
                                                                         -----
                                                                         100.0%
                                                                         =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B94

                         -------------------------------
                         AST GLOBAL ALLOCATION PORTFOLIO
                         -------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

LONG-TERM INVESTMENTS -- 99.7%
                                                                       VALUE
COMMON STOCKS                                        SHARES           (NOTE 2)
                                                   ---------        ------------
REGISTERED INVESTMENT COMPANIES
   AST AllianceBernstein Core Value
      Portfolio ................................   1,966,401        $ 23,400,174
   AST AllianceBernstein Large-Cap
      Growth Portfolio* .......................    2,407,457          21,065,249
   AST Goldman Sachs High Yield
      Bond Portfolio ...........................     788,894           6,437,371
   AST Goldman Sachs Small-Cap
      Value Portfolio ..........................     127,312           2,231,785
   AST Hotchkis & Wiley Large-Cap
      Value Portfolio ..........................   1,388,627          23,717,757
   AST LSV International Value
      Portfolio* ...............................   1,113,275          14,628,436
   AST Marsico Capital Growth
      Portfolio ................................   1,312,931          23,199,499
   AST Money Market Portfolio ..................   7,638,739           7,638,739
   AST PIMCO Total Return Bond
      Portfolio ................................   4,963,415          56,781,462
   AST Small-Cap Growth Portfolio* .............     160,615           2,185,970
   AST T. Rowe Price Global Bond
      Portfolio ................................     896,354          10,218,433
   AST T. Rowe Price Natural
      Resources Portfolio ......................      98,914           2,292,830
   AST William Blair International
      Growth Portfolio .........................   1,297,730          15,287,255
                                                                    ------------
TOTAL INVESTMENTS -- 99.7%
   (cost $206,894,842; Note 6) .............................         209,084,960

OTHER ASSETS IN EXCESS
    OF LIABILITIES -- 0.3% .................................             595,139
                                                                    ------------
NET ASSETS -- 100.0% .......................................        $209,680,099
                                                                    ============

*   Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B95

                -------------------------------------------------
                AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

LONG-TERM INVESTMENTS -- 108.7%                                         VALUE
COMMON STOCKS -- 60.2%                               SHARES            (NOTE 2)
                                                   ---------        ------------
AIRLINES -- 0.1%
   Southwest Airlines Co. ....................         9,047        $    126,025
                                                                    ------------
AUTOMOBILE MANUFACTURERS -- 0.8%
   Cummins, Inc. .............................        21,954           1,637,988
                                                                    ------------
AUTOMOTIVE PARTS -- 0.7%
   Advance Auto Parts, Inc.* .................           713              46,024
   Autoliv, Inc. .............................         7,180             314,484
   Goodyear Tire & Rubber Co.(The)* ..........        46,961             699,719
   TRW Automotive Holdings Corp.* ............        15,292             374,807
                                                                    ------------
                                                                       1,435,034
                                                                    ------------
BEVERAGES -- 1.0%
   Molson Coors Brewing Co.
      (Class "B" Stock) ......................           114               7,068
   Pepsi Bottling Group, Inc. ................        46,434           1,328,477
   PepsiAmericas, Inc. .......................        26,975             692,178
                                                                    ------------
                                                                       2,027,723
                                                                    ------------
BIOTECHNOLOGY -- 1.0%
   Amgen, Inc.* ..............................        33,432           2,021,299
                                                                    ------------
BUILDING MATERIALS -- 0.1%
   USG Corp.* ................................         3,348             142,290
                                                                    ------------
BUSINESS SERVICES -- 1.0%
   Acxiom Corp. ..............................        11,048             230,682
   Equifax, Inc. .............................        26,903             960,706
   Harland, (John H.) Co. ....................        24,262             921,956
                                                                    ------------
                                                                       2,113,344
                                                                    ------------
CAPITAL MARKETS -- 0.3%
   Franklin Resources, Inc. ..................         7,842             603,677
                                                                    ------------
CHEMICALS -- 1.0%
   Eastman Chemical Co. ......................        23,937           1,320,126
   FMC Corp. .................................        12,730             714,662
                                                                    ------------
                                                                       2,034,788
                                                                    ------------
Commercial Services
   Alliance Data Systems Corp.* ..............           367              14,886
                                                                    ------------
COMPUTER HARDWARE -- 1.7%
   Apple Computer, Inc.*(a) ..................        36,030           1,326,264
   Dell, Inc.* ...............................        35,659           1,408,887
   International Business Machines
      Corp. ..................................        12,011             891,216
   Western Digital Corp.* ....................         4,428              59,424
                                                                    ------------
                                                                       3,685,791
                                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 1.0%
   Autodesk, Inc. ............................         5,584             191,922
   Computer Sciences Corp.* ..................        33,465           1,462,421
   Intergraph Corp. ..........................         1,370              47,210
   Parametric Technology Corp.* ..............        65,458             417,622
                                                                    ------------
                                                                       2,119,175
                                                                    ------------
CONGLOMERATES -- 0.5%
   Cendant Corp. .............................         7,689             172,003
   Danaher Corp. .............................         1,757              91,961
   Tyco International Ltd. ...................        26,768             781,626
                                                                    ------------
                                                                       1,045,590
                                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 3.5%
   Black & Decker Corp. ......................        22,991           2,065,741
   Clorox Co. ................................         8,604             479,415
   Energizer Holdings, Inc.* .................         7,944             493,879
   Johnson & Johnson .........................        61,077           3,970,005
   Rent-A-Center, Inc.* ......................        20,673             481,474
                                                                    ------------
                                                                       7,490,514
                                                                    ------------
CONTAINERS & PACKAGING -- 0.4%
   Greif, Inc.(Class "A" Stock) ..............         6,275             383,403
   Silgan Holdings, Inc. .....................         8,818             495,924
                                                                    ------------
                                                                         879,327
                                                                    ------------
DIVERSIFIED OPERATIONS -- 0.1%
   Seaboard Corp. ............................           154             256,256
                                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT
   Amphenol Corp. ............................           302              12,131
                                                                    ------------
ENTERTAINMENT & LEISURE -- 3.2%
   Disney, (Walt) Co. ........................        84,249           2,121,390
   Movie Gallery, Inc. .......................         6,037             159,558
   Regal Entertainment Group
      (Class "A" Stock) ......................        10,309             194,634
   Time Warner, Inc.* ........................       130,415           2,179,234
   Viacom, Inc.(Class "B" Stock) .............        64,551           2,066,923
                                                                    ------------
                                                                       6,721,739
                                                                    ------------
ENVIRONMENTAL SERVICES -- 0.1%
   Republic Services, Inc. ...................         4,265             153,583
                                                                    ------------
FARMING & AGRICULTURE -- 0.7%
   Bunge Ltd.(Bermuda) .......................         7,852             497,817
   Gold Kist, Inc.* ..........................         8,293             178,963
   Monsanto Co. ..............................        12,148             763,745
                                                                    ------------
                                                                       1,440,525
                                                                    ------------
FINANCIAL - BANK & TRUST -- 5.5%
   Bank of America Corp. .....................        87,831           4,005,972
   Comerica, Inc. ............................        14,615             844,747
   Corus Bankshares, Inc. ....................         1,367              75,855
   Downey Financial Corp. ....................         3,879             283,943
   Golden West Financial Corp. ...............        32,215           2,074,001
   Wachovia Corp. ............................        36,128           1,791,949
   Wells Fargo & Co. .........................        42,297           2,604,649
                                                                    ------------
                                                                      11,681,116
                                                                    ------------
FINANCIAL - SERVICES -- 4.3%
   American Express Co. ......................        49,922           2,657,348
   Capital One Financial Corp. ...............        24,305           1,944,643
   CompuCredit Corp.* ........................         7,984             273,692
   Countrywide Financial Corp. ...............        60,752           2,345,635
   Deluxe Corp.* .............................         5,314             215,748
   Edwards, (A.G.), Inc. .....................         7,535             340,205
   Nelnet, Inc.(Class "A" Stock) .............         3,572             118,841

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B96

          -------------------------------------------------------------
          AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO (CONTINUED)
          -------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS                                                          VALUE
(CONTINUED)                                          SHARES           (NOTE 2)
                                                   ---------        ------------
FINANCIAL - SERVICES (CONT'D.)
   Washington Mutual, Inc. ...................        23,178        $    943,113
   WFS Financial, Inc.* ......................         5,851             296,704
                                                                    ------------
                                                                       9,135,929
                                                                    ------------
FOOD -- 1.9%
   Archer-Daniels-Midland Co. ................        56,599           1,210,086
   Chiquita Brands International, Inc.* ......        14,041             385,566
   General Mills, Inc. .......................        13,235             619,266
   Pilgrim's Pride Corp. .....................        51,930           1,772,371
                                                                    ------------
                                                                       3,987,289
                                                                    ------------
HEALTHCARE SERVICES -- 0.4%
   Kindred Healthcare, Inc.* .................        11,902             471,438
   UnitedHealth Group, Inc. ..................         9,059             472,337
                                                                    ------------
                                                                         943,775
                                                                    ------------
INDUSTRIAL PRODUCTS -- 0.1%
   Mettler-Toledo International, Inc.* .......         3,318             154,552
   Quanex Corp. ..............................         2,877             152,510
                                                                    ------------
                                                                         307,062
                                                                    ------------
INSURANCE -- 4.2%
   Aetna, Inc.* ..............................         8,817             730,224
   Arch Capital Group Ltd.* ..................         6,886             310,214
   Axis Capital Holdings Ltd. ................        15,985             452,375
   Berkley, (W.R.) Corp. .....................        48,656           1,736,046
   Chubb Corp. ...............................        15,984           1,368,390
   Endurance Specialty Holdings Ltd. .........        41,228           1,559,243
   First American Corp. ......................        21,332             856,266
   HCC Insurance Holdings, Inc.* .............         7,084             268,271
   Loews Corp.* ..............................         5,253             407,108
   Platinum Underwriters Holdings Ltd.
      (Bermuda) ..............................         2,285              72,709
   Protective Life Corp. .....................        11,231             474,173
   Selective Insurance Group, Inc. ...........           970              48,064
   Zenith National Insurance Corp. ...........         8,085             548,648
                                                                    ------------
                                                                       8,831,731
                                                                    ------------
INTERNET SERVICES -- 0.3%
   EarthLink, Inc.* ..........................        54,563             472,516
   Symantec Corp.* ...........................         2,954              64,220
                                                                    ------------
                                                                         536,736
                                                                    ------------
MACHINERY & EQUIPMENT -- 0.1%
   Kennametal, Inc. ..........................         3,260             149,471
   Toro Co. ..................................         1,130              43,629
                                                                    ------------
                                                                         193,100
                                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.1%
   Applera Corp.- Applied Biosystems
      Group ..................................        21,984             432,425
   Becton, Dickinson & Co. ...................        34,320           1,800,770
   Invitrogen Corp.* .........................           547              45,560
   Kinetic Concepts, Inc.* ...................           557              33,420
   McKesson Corp. ............................        49,720           2,226,959
                                                                    ------------
                                                                       4,539,134
                                                                    ------------
METALS & MINING -- 0.9%
   Nucor Corp. ...............................         1,365              62,271
   Phelps Dodge Corp. ........................        17,613           1,629,203
   United States Steel Corp. .................         8,276             284,446
                                                                    ------------
                                                                       1,975,920
                                                                    ------------
OFFICE EQUIPMENT -- 0.2%
   Xerox Corp.* ..............................        33,475             461,620
                                                                    ------------
OIL & GAS -- 5.8%
   Cal Dive International, Inc.* .............        22,034           1,153,921
   ChevronTexaco Corp. .......................        42,687           2,387,057
   ConocoPhillips ............................        13,794             793,017
   Exxon Mobil Corp. .........................        83,273           4,785,699
   Marathon Oil Corp. ........................         4,686             250,092
   Premcor, Inc. .............................         4,848             359,625
   Sunoco, Inc. ..............................        21,331           2,424,908
   Valero Energy Corp. .......................         2,420             191,446
   Veritas DGC, Inc. .........................           937              25,992
                                                                    ------------
                                                                      12,371,757
                                                                    ------------
PAPER & FOREST PRODUCTS -- 1.0%
   Louisiana-Pacific Corp. ...................        41,721           1,025,502
   Potlatch Corp. ............................         9,513             497,815
   Weyerhaeuser Co. ..........................         8,101             515,629
                                                                    ------------
                                                                       2,038,946
                                                                    ------------
PHARMACEUTICALS -- 3.2%
   Allergan, Inc. ............................         3,435             292,799
   AmerisourceBergen Corp. ...................        18,645           1,289,302
   Cardinal Health, Inc. .....................        17,395           1,001,604
   Cephalon, Inc.* ...........................         6,521             259,601
   Gilead Sciences, Inc.* ....................         1,267              55,735
   King Pharmaceuticals, Inc.* ...............        20,153             209,994
   Kos Pharmaceuticals, Inc.* ................         6,714             439,767
   Merck & Co., Inc. .........................        49,084           1,511,787
   Pfizer, Inc. ..............................        65,580           1,808,697
                                                                    ------------
                                                                       6,869,286
                                                                    ------------
PRINTING & PUBLISHING -- 0.1%
   Wiley, (John) & Sons, Inc. ................         3,581             142,273
                                                                    ------------
RAILROADS -- 0.1%
   Burlington Northern Santa Fe Corp. ........           532              25,047
   Union Pacific Corp. .......................         2,348             152,150
                                                                    ------------
                                                                         177,197
                                                                    ------------
REAL ESTATE INVESTMENT TRUST -- 0.2%
   CBL & Associates Properties, Inc. .........           601              25,885
   Taubman Centers, Inc. .....................         1,700              57,953
   Trizec Properties, Inc. ...................        12,975             266,896
                                                                    ------------
                                                                         350,734
                                                                    ------------
RESTAURANTS -- 0.6%
   Darden Restaurants, Inc. ..................        31,978           1,054,634
   McDonald's Corp. ..........................         9,516             264,069
                                                                    ------------
                                                                       1,318,703
                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B97

          -------------------------------------------------------------
          AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO (CONTINUED)
          -------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS                                                          VALUE
(CONTINUED)                                          SHARES           (NOTE 2)
                                                   ---------        ------------
RETAIL & MERCHANDISING -- 3.3%
   7-Eleven, Inc.* ...........................        15,155        $    458,287
   American Eagle Outiftters, Inc. ...........        10,239             313,825
   Barnes & Noble, Inc.* .....................         5,428             210,606
   BJ's Wholesale Club, Inc.* ................         9,168             297,868
   Children's Place Retail Stores, Inc.
      (The)* .................................         6,929             323,377
   Federated Department Stores, Inc. .........        27,132           1,988,233
   Home Depot, Inc. ..........................        32,433           1,261,644
   Longs Drug Stores Corp. ...................         3,890             167,465
   Michaels Stores, Inc.* ....................        37,076           1,533,834
   Payless Shoesource, Inc.* .................        17,297             332,103
   Sears Holdings Corp.* .....................         1,374             205,921
                                                                    ------------
                                                                       7,093,163
                                                                    ------------
SEMICONDUCTORS -- 1.8%
   Intel Corp. ...............................       149,687           3,900,843
                                                                    ------------
SOFTWARE -- 1.3%
   Intuit, Inc.* .............................        13,948             629,194
   Microsoft Corp. ...........................        24,915             618,889
   Oracle Corp.* .............................        43,201             570,253
   Pixar, Inc.* ..............................        19,009             951,401
                                                                    ------------
                                                                       2,769,737
                                                                    ------------
TELECOMMUNICATIONS -- 3.0%
   ALLTEL Corp. ..............................         2,965             184,660
   AT&T Corp. ................................        11,414             217,323
   BellSouth Corp. ...........................        17,438             463,328
   CenturyTel, Inc. ..........................         1,023              35,426
   Cisco Systems, Inc.*(a) ...................        18,507             353,669
   Commonwealth Telephone
      Enterprises, Inc.* .....................         6,673             279,665
   Harris Corp. ..............................        17,620             549,920
   Motorola, Inc. ............................       113,054           2,064,366
   SBC Communications, Inc. ..................        16,734             397,432
   Sprint Corp. ..............................        34,220             858,580
   Verizon Communications, Inc. ..............        29,345           1,013,870
                                                                    ------------
                                                                       6,418,239
                                                                    ------------
TRANSPORTATION -- 0.4%
   FedEx Corp. ...............................         1,170              94,782
   United Parcel Service, Inc.
      (Class "B" Stock) ......................         9,478             655,498
                                                                    ------------
                                                                         750,280
                                                                    ------------
UTILITIES -- 2.2%
   AES Corp.* ................................        53,193             871,301
   Constellation Energy Group, Inc. ..........        12,519             722,221
   Edison International* .....................         8,478             343,783
   Entergy Corp. .............................         6,350             479,743
   Exelon Corp. ..............................         8,769             450,113
   TXU Corp. .................................         2,442             202,906
   UGI Corp. .................................        59,276           1,653,800
                                                                    ------------
                                                                       4,723,867
                                                                    ------------
TOTAL COMMON STOCKS
   (cost $117,000,771) .....................................         127,480,122
                                                                    ------------

                                                     PRINCIPAL
INTEREST          MATURITY           MOODY'S           AMOUNT         VALUE
  RATE              DATE             RATING            (000)         (NOTE 2)
--------          --------        ------------       ---------    -------------
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES -- 20.2%
FEDERAL HOME LOAN BANK -- 1.3%
Federal Home Loan Bank
    4.60%            04/11/08                          $2,820     $   2,836,554
                                                                  -------------
FEDERAL HOME LOAN MORTGAGE CORP.-- 3.5%
Federal Home Loan Mortgage Corp.
    7.00%    06/01/14 - 08/01/29                          292           306,786
    6.50%         06/01/16                                268           278,483
    5.50%         12/01/33                                570           578,640
    4.50%    12/15/14 - 01/01/19                        2,285         2,285,384
    5.00%         03/15/19                              1,900         1,921,375
   3.875%         06/15/08                              2,000         2,001,762
                                                                  -------------
                                                                      7,372,430
                                                                  -------------
FEDERAL NATIONAL MORTGAGE ASSOC.-- 15.2%
Federal National Mortgage Assoc.
    6.00%           TBA                                 6,025         6,177,710
    6.00%    12/01/13 - 04/01/14                          268           277,759
    5.50%    12/01/16 - 07/15/34                        9,198         9,368,538
    5.00%            TBA                                  855           853,397
    5.00%         03/25/19                              3,255         3,291,619
    6.50%    01/01/32 - 07/15/34                        4,910         5,082,280
    7.00%    05/01/11 - 06/01/32                          778           820,041
    4.50%    05/01/19 - 02/25/20                          922           918,438
   6.625%         10/15/07                                700           742,618
    7.50%    03/01/27 - 09/01/30                          110           116,367
    5.25%         04/15/07                              3,100         3,177,342
   6.125%         03/15/12                              1,000         1,119,883
    5.75%         02/15/08                                200           209,508
                                                                  -------------
                                                                     32,155,500
                                                                  -------------
GOVERNMENT NATIONAL MORTGAGE ASSOC. -- 0.2%
Government National Mortgage Assoc.
    6.00%    04/15/28 - 05/15/28                           79            81,199
    8.00%        03/15/27                                  11            11,406
    8.75%        04/15/27                                   5             5,241
    7.00%    12/15/27 - 05/15/31                          189           199,470
    6.50%    03/15/28 - 04/15/28                           78            81,720
    7.50%        05/15/30                                  50            53,559
                                                                  -------------
                                                                        432,595
                                                                  -------------
TOTAL U.S. GOVERNMENT AGENCY
    MORTGAGE-BACKED SECURITIES
    (cost $42,621,852) ......................................        42,797,079
                                                                  -------------
CORPORATE BONDS -- 9.5%
BEVERAGES -- 0.1%
Miller Brewing Co., Notes 144A
(cost $303,403; purchased 01/06/04)(g)
    4.25%        08/15/08           Baa1                  300           298,907
                                                                  -------------
BROADCASTING -- 0.3%
Cox Communications, Inc.,
   4.625%        01/15/10           Baa3                  395           394,356

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B98

          -------------------------------------------------------------
          AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO (CONTINUED)
          -------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                     PRINCIPAL
INTEREST          MATURITY           MOODY'S           AMOUNT         VALUE
  RATE              DATE             RATING            (000)        (NOTE 2)
--------          --------        ------------       ---------    -------------
CORPORATE BONDS (CONTINUED)
BROADCASTING (CONT'D.)
News America Holdings Co., Gtd. Notes
   7.75%          01/20/24            Baa3             $  150     $     180,504
                                                                  -------------
                                                                        574,860
                                                                  -------------
CABLE TELEVISION -- 0.3%
Comcast Corp., Gtd. Notes
   5.50%          03/15/11            Baa2                600           626,759
                                                                  -------------
COMMERCIAL SERVICES -- 0.1%
D.R. Horton, Inc., Sr. Notes
  7.875%          08/15/11             Ba1                210           237,086
                                                                  -------------
COMPUTER SERVICES & SOFTWARE -- 0.1%
Computer Associates International, Inc. Sr.
   Notes 144A (cost $263,360; purchased
   12/09/04)(g)
   4.75%          12/01/09             Ba1                260           259,427
                                                                  -------------
CONSTRUCTION -- 0.1%
KB Home & Broad Home Corp., Notes
   6.375%         08/15/11             Ba1                160           167,305
                                                                  -------------
CONSUMER PRODUCTS & SERVICES -- 0.3%
General Electric Co., Notes
   5.00%          02/01/13             Aaa                580           599,796
                                                                  -------------
CONTAINERS & PACKAGING -- 0.1%
Ball Corp., Gtd. Notes
   7.75%          08/01/06             Ba2                250           260,000
                                                                  -------------
ENERGY -- 0.1%
XTO Energy, Inc., Notes
   5.30%          06/30/15            Baa3                100           102,110
                                                                  -------------
ENTERTAINMENT & LEISURE -- 0.3%
Disney, (Walt) Co., Notes
   5.50%          12/29/06            Baa1                400           406,550
Park Place Entertainment, Inc., Sr. Sub. Notes
  7.875%          12/15/05             Ba2                300           305,250
                                                                  -------------
                                                                        711,800
                                                                  -------------
ENVIRONMENTAL SERVICES -- 0.1%
Waste Management, Inc. Sr. Notes
   7.00%          07/15/28            Baa3                210           244,312
                                                                  -------------
FINANCIAL - BANK & TRUST -- 0.6%
Citigroup, Inc., Sub. Notes
   5.00%          09/15/14             NR               1,108         1,135,505
General Electric Capital Corp., Notes
  6.125%          02/22/11             NR                 190           206,676
                                                                  -------------
                                                                      1,342,181
                                                                  -------------
FINANCIAL - BROKERAGE -- 0.7%
Credit Suisse First Boston, Inc., Notes
   3.71%          06/19/06            Aa3                 300           300,890
Goldman Sachs Group, Inc., Notes
   5.25%          10/15/13            Aa3                 500           516,815
Merrill Lynch & Co., Inc., Notes
   2.07%          06/12/06            Aa3                 350           343,670
Merrill Lynch & Company
   4.25%          02/08/10            Aa3                 200           199,710
Morgan Stanley
   4.00%          01/15/10            Aa3                 100            98,610
                                                                  -------------
                                                                      1,459,695
                                                                  -------------
FINANCIAL - SERVICES -- 1.2%
American General Finance, Notes
   4.50%          11/15/07             A1                 300           300,801
American International Group, Inc., Notes
   4.25%          05/15/13             NR                 100            97,147
Bank of America Corp., Sr. Notes
   4.375%         12/01/10            Aa2                 600           603,134
Capital One Financial, Notes
   4.80%          02/21/12           Baa3                 260           259,034
Ford Motor Credit Co., Notes
   6.50%          01/25/07             A3                 130           130,981
Ford Motor Credit Corp., Notes
  7.375%          10/28/09             A3                 600           586,843
   7.25%          10/25/11             A3                 200           192,692
General Motors Acceptance Corporation
   6.15%          04/05/07             NR                 250           248,801
Morgan Stanley, Notes
   4.25%          05/15/10            Aa3                 150           149,166
Wells Fargo & Co.
   4.75%          02/09/15            Aa1                  50            50,699
                                                                  -------------
                                                                      2,619,298
                                                                  -------------
FOOD -- 0.1%
Cadbury Schweppes US Finance LLC 144A
   (cost $186,695; purchased 06/14/05)(g)
  3.875%          10/01/08           Baa2                 190           187,486
                                                                  -------------
INSURANCE -- 0.3%
Genworth Financial, Inc., Notes
   5.75%          06/15/14             A2                 300           322,300
Monumental Global Funding II, Notes 144A
   (cost $349,999; purchased 02/05/03)(g)
   3.85%          03/03/08            Aa3                 350           347,108
                                                                  -------------
                                                                        669,408
                                                                  -------------
INTERNET SERVICES
IAC Interactive Corp., Notes
   7.00%          01/15/13            Baa3                 50            53,392
                                                                  -------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.3%
Beckman Coulter, Inc., Gtd. Notes
   7.45%          03/04/08            Baa3                400           431,047
Schering-Plough Corp., Notes
   5.55%          12/01/13            Baa1                150           159,305
                                                                  -------------
                                                                        590,352
                                                                  -------------
METALS & MINING -- 0.1%
Alcan, Inc.
   4.50%          05/15/13            Baa1                200           196,904
                                                                  -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B99

          -------------------------------------------------------------
          AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO (CONTINUED)
          -------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                     PRINCIPAL
INTEREST          MATURITY           MOODY'S           AMOUNT         VALUE
  RATE              DATE             RATING            (000)        (NOTE 2)
--------          --------        ------------       ---------    -------------
CORPORATE BONDS (CONTINUED)
MISCELLANEOUS -- 0.6%
Morgan Stanley Traded Custody
    Receipts Series 2002-2, Sub.
    Notes 144A
    (cost $1,073,393; purchased
    03/15/02 - 08/28/02)(c)(f)(g)
  7.705%          03/01/32            Baa1            $1,020      $   1,271,803
                                                                  -------------
OIL & GAS -- 0.6%
Anadarko Petroleum Corp., Debs.
   7.95%          04/15/29            Baa1               250            330,877
Devon Energy Corp., Sr. Notes
   2.75%          08/01/06            Baa2               300            294,868
Enterprise Product Partners L.P., Sr. Notes
   4.625%         10/15/09            Baa3               430            428,489
Nexen, Inc., Notes
   5.875%         03/10/35            Baa2               210            214,179
                                                                  -------------
                                                                      1,268,413
                                                                  -------------
RAILROADS -- 0.3%
Canadian National Railways Co., Bonds
   6.25%          08/01/34            Baa1               300            347,241
Norfolk Southern Corp.
   5.64%          05/17/29            Baa1               240            251,833
Norfolk Southern Corp., Bonds
   7.80%          05/15/27            Baa1                10             13,301
                                                                  -------------
                                                                        612,375
                                                                  -------------
RESTAURANTS -- 0.4%
Yum! Brands, Inc., Sr. Notes
   8.875%         04/15/11            Baa3               650            788,471
                                                                  -------------
RETAIL & MERCHANDISING -- 0.5%
CVS Corp., Notes
   4.00%          09/15/09             A3                160            158,683
May Department Stores Co., Notes
   4.80%          07/15/09            Baa2               500            505,896
Safeway, Inc., Notes
   6.50%          03/01/11            Baa2               350            378,735
                                                                  -------------
                                                                      1,043,314
                                                                  -------------
TELECOMMUNICATIONS -- 0.9%
AT&T Broadband Corp., Gtd. Notes
  8.375%          03/15/13            Baa2                48             58,615
AT&T Corp., Sr. Notes
   9.05%          11/15/11            Ba1                183            211,823
BellSouth Corp., Notes
   5.20%          12/15/16             NR                210            215,110
British Telecom PLC, Notes (United Kingdom)
   7.00%          05/23/07            Baa1               270            283,408
Deutsche Telekom International Finance BV,
   Gtd. Notes (Netherlands)
   8.50%          06/15/10            Baa1               180            208,824
Deutsche Telekom International Finance, Gtd.
   Notes (Germany)
   5.25%          07/22/13            Baa1               100            103,993
France Telecom SA, Notes
   8.00%          03/01/11            Baa1               100            116,183
Sprint Capital Corp., Gtd. Notes
   8.75%          03/15/32            Baa3               100            139,546
Sprint Capital Corp., Notes
  8.375%          03/15/12            Baa3               240            289,058
Telecom Italia Capital SA 144A
   (cost $87,538; purchased 06/30/05)(g)
   4.00%          01/15/10             NR                 90             87,540
Verizon Virginia, Inc., Debs.
  4.625%          03/15/13            Aa3                150            147,854
                                                                  -------------
                                                                      1,861,954
                                                                  -------------
TELECOMMUNICATIONS - CELLULAR -- 0.2%
Nextel Communications, Sr. Notes
   5.95%          03/15/14            Ba3                290            302,688
                                                                  -------------
UTILITIES -- 0.8%
Carolina Power & Light
   5.15%          04/01/15             A3                 50             51,861
CenterPoint Energy Resources Corp., Debs.
   6.50%          02/01/08            Ba1                350            367,286
Dominion Resources, Inc.
   4.75%          12/15/10            Baa1               140            141,017
Dominion Resources, Inc., Notes
  4.125%          02/15/08            Baa1               300            298,904
Pacific Gas & Electric Corp., First Mortgage
   6.05%          03/01/34            Baa1               150            165,903
Tampa Electric Co., Notes
  6.375%          08/15/12            Baa2               300            331,594
Virginia Electric & Power Co., Notes
   5.25%          12/15/15              A3               300            309,260
                                                                  -------------
                                                                      1,665,825
                                                                  -------------
TOTAL CORPORATE BONDS
   (cost $19,374,788) ......................................         20,015,921
                                                                  -------------
ASSET-BACKED SECURITIES -- 7.5%
ABSC NIMS Trust, Series 2004-HE5,
   Class A1 144A (cost $47,416; purchased
   06/22/04)(g)
   5.00%          08/27/34           BBB+(d)              48             47,283
Accredited Mortgage Loan Trust, Series
   2004-4, Class A2A
  3.464%          01/25/35            Aaa                554            554,499
Ameriquest Finance NIM Trust, Series
   2004-RN4, Class A 144A (cost $26,504;
   purchased 6/9/04)(g)
   4.60%          07/25/34           BBB+(d)              27             26,434
Ameriquest Finance NIM Trust, Series
   2004-RN5, Class A 144A (cost $35,461;
   purchased 6/24/04)(g)
  5.193%          06/25/34           BBB+(d)              35             35,322
Argent NIM Notes, Series 2004-WN9,
   Class A 144A (cost $49,852; purchased
   09/09/04)(g)
   5.19%          10/25/34            BBB(d)              50             49,861
Argent NIM Trust, Series 2004-WN10,
   Class A 144A (cost $45,171; purchased
   10/19/04)(g)
  4.212%          11/25/34            A-(d)               45             45,115

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B100

          -------------------------------------------------------------
          AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO (CONTINUED)
          -------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                           PRINCIPAL
INTEREST          MATURITY        MOODY'S                    AMOUNT             VALUE
  RATE              DATE          RATING                      (000)            (NOTE 2)
--------          --------        -------                  ---------         ------------
ASSET-BACKED SECURITIES (CONTINUED)
Argent NIM Trust, Series 2004-WN2,
   Class A 144A (cost $8,355; purchased
   03/04/04)(g)
   4.55%          04/25/34          BBB(d)                   $    8          $      8,358
Argent NIM Trust, Series 2004-WN8,
   Class A 144A (cost $25,330; purchased
   06/18/04)(g)
   4.70%          07/25/34          BBB+(d)                      25                25,284
Asset Backed Funding Corp. NIM Trust,
   Series 2004-OPT4, Class N1
   4.45%          05/26/34          A-(d)                        40                40,142
Capital One Prime Auto Receivables Trust,
   Series 2004-2, Class A4
   3.28%          03/15/10          Aaa                       1,125             1,126,802
Centex Home Equity, Series 2004-C,
   Class AF1
   2.82%(v)       01/25/19          Aaa                         215               213,776
CNH Equipment Trust, Series 2004-A,
   Class A3A
   3.29%          10/15/08          Aaa                         225               225,253
Commercial Mortgage Pass-Through,
Series 2004-HTL1, Class A1
   3.46%          07/15/16          NR                          570               570,611
Countrywide Asset-Backed Certificates
   Series 2004-11N, Class-N 144A (cost
   $34,454; purchased 10/27/04)(g)
   5.25%          04/25/36          BBB(d)                       34                34,336
Countrywide Asset-Backed Certificates,
   Series 2004-11, Class-A1
  3.504%          09/25/21          Aaa                         919               919,319
Countrywide Asset-Backed Certificates,
   Series 2004-13, Class AV1
  3.454%          12/25/34          Aaa                         591               591,047
Countrywide Asset-Backed Certificates,
   Series 2004-5N, Class N1
   5.50%          10/25/35          BBB(d)                       41                40,713
Countrywide Asset-Backed Certificates,
   Series 2005-7 3Avi
   3.34%          11/25/25          Aaa                       1,875             1,875,000
Countrywide Partnership Trust Series
   2004-EC1 Class 2A1
  3.484%          05/25/24          Aaa                         220               220,399
Equifirst Mortgage Loan Trust Series
   2004-3 Class A1
  3.474%          12/25/34          Aaa                         285               285,160
Finance America NIM Trust, Series 2004-1,
   Class A
   5.25%          06/27/34          NR                           28                27,545
First Franklin Mortgage Loan Asset Backed,
   Series 2004-Ff11, Class 2A1
  3.464%          01/25/35          Aaa                         697               697,701
First Franklin Mortgage Loan Asset Backed,
   Series 2005-FF4 2A1
  3.394%          05/25/35          Aaa                       2,294             2,295,574
First Franklin NIM Trust, Series 2004-FF1,
   Class N1
   4.50%          09/25/05          BBB+(d)                      13                13,467
Ford Credit Auto Owner Trust, Series 2002-A,
   Class B
   4.79%          11/15/06          Aaa                         350               350,399
Ford Credit Floorplan Master Owner Trust,
   Series 2004-1, Class A
   3.13%          07/15/09          Aaa                       3,300             3,304,529
Fremont NIM Trust, Series 2004-B, Class
   Notes 144A (cost $19,074; purchased
   05/20/04)(g)
  4.703%          05/25/34          BBB+(d)                      19                19,023
GSAMP Trust, Series 2004-Min1, Class N1
   144A
   (cost $48,803; purchased 09/20/04)(g)
   5.50%          09/25/34          BBB(d)                       49                48,773
Long Beach Asset Holdings Corp., Series
   2004-5, Class Notes 144A
   (cost $42,529; purchased 09/15/04)(g)
   5.00%          09/25/34          A-(d)                        42                42,280
Long Beach Asset Holdings Corp., Series
   2005-1, Class N1 144A
   (cost $142,312; purchased 01/19/05)(g)
  4.115%          02/25/35          NR                          142               142,326
Master NIM Trust, Series 2004-CI3, Class
   N1 144A
   (cost $5,710; purchased 05/18/04)(g)
   4.45%          02/26/34          A-(d)                         5                 5,420
Merrill Lynch Mortgage Investors, Inc.,
   Series 2003-OP1N, Class N1
   7.25%          07/25/34          BBB(d)                        8                 8,339
Park Place Securities, Inc., Series
   2004-WHQ2, Class A3B
  3.474%          02/25/35          Aaa                         911               912,082
Residential Asset Securities Corp., Series
   2004-KS2, Class MI1
   4.71%          03/25/34          Aa2                         110               108,759
Sail Net Interest Margin Notes, Series
   2004-8A, Class A 144A
   (cost $64,849; purchased 09/13/04)(g)
   5.00%          09/27/34          A-(d)                        65                64,422
Sail Net Interest Margin Notes, Series
   2004-BNCA, Class A 144A
   (cost $38,099; purchased 08/05/04)(g)
   5.00%          09/27/34          A-(d)                        38                38,193
Sharps SP I LLC Net Interest Margin Trust,
   Series 2004-OP1N, Class NA 144A (cost
   $42,527; purchased 06/09/04)(g)
   5.19%          04/25/34         BBB(d)                        43                42,527
SLM Student Loan Trust, Series 2005-2,
   Class A1
  2.711%          04/25/10          Aaa                         815               815,375
                                                                             ------------
TOTAL ASSET-BACKED SECURITIES
   (cost $15,862,215) .............................................            15,871,448
                                                                             ------------
COLLATERALIZED MORTGAGE
OBLIGATIONS -- 5.6%
Ameriquest Finance NIM Trust, Series
   2003-N11A, Class Notes 144A
   (cost $3,924; purchased 09/18/03)(g)
  7.143%          10/25/33        BBB+(d)                         4                 3,919

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B101

          -------------------------------------------------------------
          AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO (CONTINUED)
          -------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                           PRINCIPAL
INTEREST          MATURITY        MOODY'S                    AMOUNT             VALUE
  RATE              DATE          RATING                      (000)            (NOTE 2)
--------          --------        -------                  ---------         ------------
COLLATERALIZED MORTGAGE
OBLIGATIONS (CONTINUED)
Bank of America Commercial Mortgage,
   Inc., Series 2004-1, Class XP (IO)
  Zero Coupon     11/10/39          AAA(d)                   $5,731          $    152,319
Bank of America Large Loan, Series
   2005-Boca, Class A1 144A
   (cost $325,000; purchased 03/04/05)(g)
   3.34%          12/15/16          Aaa                         325               325,139
Bank of America Mortgage Securities,
   Series 2004-F, Class 2A5
   4.17%          07/25/34          Aaa                       2,000             1,986,643
Bear Stearns Adjustable Rate Mortgage
   Trust 2005-4 Class-4A2
  4.567%          08/25/35          Aaa                       1,050             1,048,950
Bear Stearns Commercial Mortgage
   Securities, Series 2004-BA5A, Class A1
   144A (cost $986,506; purchased
   12/15/04)(g)
   3.35%          09/15/19          Aaa                         987               987,193
Bear Stearns Commercial Mortgage
   Securities, Series 2004-T16, Class-X2
   Zero           08/13/46          AAA(d)                    7,500               302,642
Citigroup Commercial Mortgage Trust,
   Series 2004-FL1, Class A1
   3.35%          07/15/18          Aaa                       1,918             1,920,514
Commercial Mortgage Acceptance Corp.,
   Series 1998-C2, Class X
   Zero           09/15/30          AAA(d)                    6,682               247,482
Federal National Mortgage Assoc., Series
   2003-52, Class KF
  3.714%          07/25/17          Aaa                         515               516,508
GMAC Commercial Mortgage Securities, Inc.,
   Series 2002-C2, Class A1
  4.321%          10/15/38          Aaa                         378               379,508
LB-UBS Commercial Mortgage Trust
   2005-C3 Class A3
  4.647%          07/15/30          Aaa                       1,000             1,011,875
LB-UBS Commerical Mortgage Trust,
   Series 2003-C5, Class A2
  3.478%          07/15/27          Aaa                       1,100             1,082,167
Master Alternative Loans Trust, Series
   2003-8, Class 4A1
   7.00%          12/25/33          AAA(d)                      149               150,524
NationsLink Funding Corp., Series 1998-2,
   Class A1
  6.001%          08/20/30          Aaa                           2                 1,699
Washington Mutual, Series 2004-AR4,
   Class A6
  3.809%          06/25/34          Aaa                         850               836,913
Washington Mutual, Series 2004-AR9,
   Class A7
  4.216%          08/25/34          Aaa                         950               949,506
                                                                             ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
   (cost $11,898,814) .............................................            11,903,501
                                                                             ------------
U.S. TREASURY OBLIGATIONS -- 5.1%
U.S. Treasury Bonds
  5.375%          02/15/31                                    1,775             2,095,055
  6.125%          11/15/27                                    1,200             1,515,845
   6.25%          08/15/23                                    1,800             2,243,743
   8.00%          11/15/21                                    1,000             1,441,211
U.S. Treasury Inflationary Bonds TIPS
  1.625%          01/15/15                                    1,700             1,726,396
U.S. Treasury Notes
  4.125%          05/15/15                                    1,400             1,420,891
   4.75%          05/15/14                                      250               265,352
                                                                             ------------
TOTAL U.S. TREASURY OBLIGATIONS
   (cost $10,221,636) .............................................            10,708,493
                                                                             ------------
MUNICIPAL BONDS -- 0.6%
ILLINOIS -- 0.2%
Illinois State Taxable Pension
   5.10%          06/01/33          Aa3                         300               312,780
                                                                             ------------
MASSACHUSETTS -- 0.4%
Massachusetts State Spl. Obligation Tax
   Revenue
   5.50%          01/01/34          NR                          700               855,505
                                                                             ------------
TOTAL MUNICIPAL BONDS
   (cost $1,162,397) ..............................................             1,168,285
                                                                             ------------
TOTAL LONG-TERM INVESTMENTS
   (cost $218,142,473) ............................................           229,944,849
                                                                             ------------
SHORT-TERM INVESTMENTS -- 7.8%
COMMERCIAL PAPER -- 0.8%
Countrywide Home Loans(b)
  3.317%          07/22/05                                      255               254,820
Morgan Stanley(b)(c)
  3.517%          07/01/05                                      782               782,360
Skandinaviska Enskilda Banken(b)(c)
   3.21%          07/17/05                                      441               440,679
Victory Receivables Corp.(b)
  3.309%          07/27/05                                      204               203,764
                                                                             ------------
                                                                                1,681,623
                                                                             ------------
CORPORATE OBLIGATIONS -- 0.7%
Goldman Sachs(b)(c)
  3.517%          07/01/05                                       86                85,976
Merrill Lynch & Co., Inc.(b)(c)
  3.537%          07/01/05                                      820               819,813
Morgan Stanley(b)(c)
  3.507%          07/01/05                                      209               209,230
Natexis Banque NY(b)(c)
  3.487%          07/01/05                                      427               427,331
Sedna Finance Corp.(b)(c)
   3.19%          07/15/05                                       31                31,226
                                                                             ------------
                                                                                1,573,576
                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B102

          -------------------------------------------------------------
          AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO (CONTINUED)
          -------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                           PRINCIPAL
INTEREST          MATURITY                                   AMOUNT             VALUE
  RATE              DATE                                      (000)            (NOTE 2)
--------          --------                                 ---------         ------------
SHORT-TERM INVESTMENTS (CONTINUED)
TIME DEPOSITS -- 0.3%
Credit Suisse First Boston(b)
  3.375%          07/01/05                                   $  563          $    563,494
Societe Generale NY(b)
  3.375%          07/01/05                                      110               110,149
                                                                             ------------
                                                                                  673,643
                                                                             ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.8%
Federal Home Loan Mortgage Co.
   2.60%          07/01/05                                    5,850             5,850,000
                                                                             ------------

                                                            SHARES
                                                          ----------
NON-REGISTERED INVESTMENT COMPANY -- 3.2%
   BlackRock Institutional Money
      Market Trust(b)(j) ............................     6,803,873             6,803,873
                                                                             ------------
TOTAL SHORT-TERM INVESTMENTS
   (cost $16,582,715) ...............................                          16,582,715
                                                                             ------------
TOTAL INVESTMENTS -- 116.5%
   (cost $234,725,188; Note 6) ......................                         246,527,564

LIABILITIES IN EXCESS OF OTHER ASSETS
   (INCLUDES CASH COLLATERAL FOR SECURITIES
   ON LOAN OF $10,732,715)(u) -- (16.5)% ............                         (34,835,616)
                                                                             ------------
NET ASSETS -- 100.0% ................................                        $211,691,948
                                                                             ============

The following abbreviations are used in portfolio descriptions:

144A Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

IO       Interest Only

NR       Not rated by Moody's or Standard & Poor's.

TBA      To Be Announced

TIPS     Treasury Inflation Protected Securities

*        Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $10,400,514; cash collateral of $10,732,715 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

(c) Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.

(d)      Standard & Poor's rating.

(f) A TRACER (Traded Custody Receipts). Rate shown reflects the weighted average rate of the underlying securities as of June 30, 2005.

(g) Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $4,256,276. The aggregate value, $4,443,479 represents 2.10% of net assets.

(j)      Security available to institutional investors only.

(u) Liabilities in excess of other assets includes unrealized depreciation on futures contracts as follows:

 NUMBER                                               VALUE AT            VALUE AT
   OF                              EXPIRATION          TRADE              JUNE 30,           UNREALIZED
CONTRACTS            TYPE            MONTH              DATE                2005            DEPRECIATION
---------          --------        ----------         --------            --------          ------------
LONG POSITION:
    4              S&P 500           Sep 05          $1,206,219          $1,195,500          $(10,719)(1)

(1) Cash of $64,000 has been segregated with the custodian to cover requirements for the following open futures contracts at June 30, 2005.

(v)      The rate shown reflects the coupon rate after the step date.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B103

          -------------------------------------------------------------
          AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO (CONTINUED)
          -------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of Common Corporate net assets as of June 30, 2005 were as follows:

INDUSTRY
--------
U.S. Government Agency Mortgage-Backed Securities                        20.2%
Asset-Backed Securities                                                   7.5
Oil & Gas                                                                 6.4
Financial - Bank & Trust                                                  6.1
Collateralized Mortgage Obligations                                       5.6
Financial Services                                                        5.5
U.S. Treasury Obligations                                                 5.1
Insurance                                                                 4.5
Telecommunications                                                        3.9
Consumer Products & Services                                              3.8
Retail & Merchandising                                                    3.8
Entertainment & Leisure                                                   3.5
Pharmaceuticals                                                           3.2
Utilities                                                                 3.0
Medical Supplies & Equipment                                              2.4
Food                                                                      2.0
Semiconductors                                                            1.8
Computer Hardware                                                         1.7
Software                                                                  1.3
Beverages                                                                 1.1
Computer Services & Software                                              1.1
Biotechnology                                                             1.0
Business Services                                                         1.0
Chemicals                                                                 1.0
Metals & Mining                                                           1.0
Paper & Forest Products                                                   1.0
Restaurants                                                               1.0
Automobile Manufacturers                                                  0.8
Automotive Parts                                                          0.7
Farming & Agriculture                                                     0.7
Financial - Brokerage                                                     0.7
Miscellaneous                                                             0.6
Municipal Bonds                                                           0.6
Conglomerates                                                             0.5
Containers & Packaging                                                    0.5
Healthcare Services                                                       0.4
Railroads                                                                 0.4
Transportation                                                            0.4
Broadcasting                                                              0.3
Cable Television                                                          0.3
Capital Markets                                                           0.3
Internet Services                                                         0.3
Environmental Services                                                    0.2
Office Equipment                                                          0.2
Real Estate Investment Trust                                              0.2
Telecommunications - Cellular                                             0.2
Airlines                                                                  0.1
Building Materials                                                        0.1
Commercial Services                                                       0.1
Construction                                                              0.1
Diversified Operations                                                    0.1
Energy                                                                    0.1
Industrial Products                                                       0.1
Machinery & Equipment                                                     0.1
Printing & Publishing                                                     0.1
Short-Term Investments                                                    7.8
                                                                        -----
                                                                        116.5
Liabilities in excess of other assets                                   (16.5)
                                                                        -----
                                                                        100.0%
                                                                        =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B104

                  --------------------------------------------
                  AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                  --------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

LONG-TERM INVESTMENTS -- 98.8%
                                                                                           VALUE
COMMON STOCKS -- 67.2%                                                   SHARES           (NOTE 2)
                                                                        --------        ------------
ADVERTISING -- 0.3%
   Aegis Group PLC (United Kingdom) .........................           85,704          $    152,191
   Getty Images, Inc.*(a) ...................................            1,900               141,094
   Lamar Advertising Co.* ...................................            2,100                89,817
   Omnicom Group, Inc.(a) ...................................            4,100               327,426
   Publicis Groupe SA (France) ..............................            7,072               208,038
   WPP Group PLC (United Kingdom) ...........................           16,401               167,993
   WPP Group PLC, ADR (United Kingdom) ......................            1,400                71,470
                                                                                        ------------
                                                                                           1,158,029
                                                                                        ------------
AEROSPACE -- 1.1%
   BAE Systems PLC (United Kingdom)                                     26,676               136,677
   Boeing Co.* ..............................................           15,700             1,036,200
   General Dynamics Corp. ...................................            9,800             1,073,492
   Goodrich Corp. ...........................................            6,200               253,952
   Lockheed Martin Corp. ....................................            8,300               538,421
   MTC Technologies, Inc.* ..................................            1,900                69,977
   Rockwell Collins, Inc. ...................................            7,600               362,368
   Triumph Group, Inc.* .....................................            1,400                48,664
   United Technologies Corp. ................................           20,800             1,068,080
                                                                                        ------------
                                                                                           4,587,831
                                                                                        ------------
AIRLINES -- 0.1%
   Frontier Airlines, Inc.* .................................            9,200                95,036
   Qantas Airways Ltd. (Australia) ..........................           28,048                71,695
   SkyWest, Inc. ............................................            8,600               156,348
   Southwest Airlines Co.(a) ................................           17,500               243,775
                                                                                        ------------
                                                                                             566,854
                                                                                        ------------
AUTOMOBILE MANUFACTURERS -- 0.5%
   Bayerische Motoren Werke AG (Germany) ....................            5,091               230,883
   General Motors Corp.(a) ..................................           19,700               669,800
   Honda Motor Co. Ltd. (Japan) .............................            2,900               142,432
   Oshkosh Truck Corp. ......................................            2,600               203,528
   Renault SA (France)* .....................................            2,565               225,289
   Rolls-Royce Group PLC (United Kingdom) ...................           14,789                75,874
   Toyota Motor Corp. (Japan) ...............................           12,700               453,210
                                                                                        ------------
                                                                                           2,001,016
                                                                                        ------------
AUTOMOTIVE PARTS -- 0.3%
   Autoliv AB (Sweden) ......................................            5,500               239,765
   Autoliv, Inc. ............................................            3,200               140,160
   Bridgestone Corp. (Japan) ................................            6,000               114,979
   Koito Manufacturing Co. Ltd. (Japan)                                 12,000               125,036
   O' Reilly Automotive, Inc.* ..............................            6,800               202,708
   TRW Automotive Holdings Corp.*(a)                                    22,600               553,926
                                                                                        ------------
                                                                                           1,376,574
                                                                                        ------------
BEVERAGES -- 1.4%
   Allied Domecq PLC (United Kingdom) .......................           18,120               218,697
   Anheuser-Busch Cos., Inc.(a) .............................           14,600               667,950
   Asahi Breweries Ltd. (Japan) .............................            9,400               111,938
   Boston Beer Co., Inc. (Class "A" Stock) ..................            1,100                24,684
   Coca-Cola Co. ............................................           53,900             2,250,325
   Coca-Cola Enterprises, Inc. ..............................            9,500               209,095
   Cott Corp. (Canada)* .....................................            6,200               135,346
   Kirin Brewery Co. Ltd. (Japan) ...........................           16,000               154,633
   Lion Nathan Ltd. (New Zealand) ...........................           16,253                91,518
   PepsiCo, Inc.(a) .........................................           38,700             2,087,091
                                                                                        ------------
                                                                                           5,951,277
                                                                                        ------------
BROADCASTING -- 0.6%
   Cox Radio, Inc. (Class "A" Stock)* .......................            3,000                47,250
   Emmis Communications Corp. (Class "A" Stock)* ............            3,900                68,913
   Gestevision Telecinco SA (Spain)* ...                                 3,962                92,484
   Liberty Media Corp. (Class "A" Stock)* ...................           78,324               798,121
   Meredith Corp. ...........................................            2,100               103,026
   News Corp., Inc. (Class "A" Stock) .......................           56,400               912,552
   Radio One, Inc. (Class "D" Stock)* .......................            7,900               100,883
   Scripps, (E.W.) Co. (Class "A" Stock)                                 4,700               229,360
   Univision Communications, Inc. (Class "A" Stock)(a) ......           16,300               449,065
                                                                                        ------------
                                                                                           2,801,654
                                                                                        ------------
BUILDING MATERIALS -- 0.4%
   Boral Ltd. (Australia) ...................................           64,019               314,579
   Bouygues SA (France) .....................................            7,061               291,895
   Cemex SA de CV (Mexico)* .................................           66,696               283,607
   Holcim Ltd. (Switzerland) ................................            1,796               109,090
   Interline Brands, Inc.* ..................................              600                11,880
   Nobia AB (Sweden)* .......................................            5,834                84,681
   Pilkington PLC (United Kingdom) ..........................           67,431               144,320
   SCP Pool Corp. ...........................................            4,012               140,781
   Sherwin-Williams Co. (The) ...............................            8,000               376,720
   Trex Co., Inc.* ..........................................            1,500                38,550
   Universal Forest Products, Inc. ..........................              600                24,870
                                                                                        ------------
                                                                                           1,820,973
                                                                                        ------------
BUSINESS SERVICES -- 0.7%
   Accenture Ltd. (Class "A" Stock)* ........................           24,000               544,080
   ChoicePoint, Inc.* . .....................................            2,266                90,753
   Corporate Executive Board Co. (The) ......................            3,100               242,823
   Downer EDI Ltd. (Australia) ..............................           24,275                98,028
   Fair Isaac Corp. .........................................            3,797               138,590
   First Data Corp. .........................................           19,200               770,688
   Fiserv, Inc.* ............................................            2,100                90,195
   Forrester Research, Inc.* ................................            2,800                49,924
   Indra Sistemas SA (Spain) ................................           11,458               226,357
   Iron Mountain, Inc.* .....................................            4,725               146,569
   Manpower, Inc. ...........................................            1,900                75,582
   Navigant Consulting, Inc.* ...............................            1,300                22,958
   Robert Half International, Inc. ..........................            8,700               217,239
   TRANS COSMOS, Inc. (Japan) ...............................            3,000               118,205
   TTM Technologies, Inc.* ..................................            8,400                63,924
   Wireless Facilities, Inc.* ...............................            7,300                46,209
                                                                                        ------------
                                                                                           2,942,124
                                                                                        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B105

                  --------------------------------------------------------
                  AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
                  --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS                                                                              VALUE
(CONTINUED)                                                              SHARES           (NOTE 2)
                                                                        --------        ------------
CABLE TELEVISION -- 0.5%
   Comcast Corp.(Class "A" Stock)(a) ........................            50,000         $  1,535,000
   DIRECTV Group, Inc.(The)* ................................            11,455              177,552
   Liberty Global, Inc.(Class "A" Stock)* ...................             1,246               58,151
   Rogers Communications, Inc. (Class "B" Stock) (Canada) ...            17,100              562,248
                                                                                        ------------
                                                                                           2,332,951
                                                                                        ------------
CHEMICALS -- 1.2%
   Arch Chemicals, Inc. .....................................             4,450              111,072
   Avery Dennison Corp.* ....................................             9,000              476,640
   BASF AG (Germany) ........................................             3,627              240,063
   Cabot Corp. ..............................................             8,600              283,800
   DSM NV(Netherlands)* .....................................             1,738              118,814
   DuPont, (E.I.) de Nemours & Co. ..........................            33,159            1,426,169
   Ecolab, Inc. .............................................            15,100              488,636
   Ferro Corp. ..............................................             4,400               87,384
   Kaneka Corp.(Japan) ......................................            14,000              156,426
   Minerals Technologies, Inc. ..............................             2,400              147,840
   Mitsubishi Gas Chemical Co., Inc. (Japan) ................            20,000              101,715
   Mitsui Chemicals, Inc.(Japan)* ...........................            13,000               76,015
   Mosaic Co.(The)*(a) ......................................             5,800               90,248
   Praxair, Inc.* ...........................................            10,100              470,660
   Sigma-Aldrich Corp.* .....................................             8,800              493,152
   Symyx Technologies, Inc.* ................................             5,300              148,294
   Valspar Corp. ............................................             1,200               57,948
   Waters Corp.*(a) .........................................             2,200               81,774
   Yara International ASA (Norway)* .........................             8,666              136,968
                                                                                        ------------
                                                                                           5,193,618
                                                                                        ------------
CLOTHING & APPAREL -- 0.2%
   Adidas-Salomon AG (Germany) ..............................               760              126,773
   Aoyama Trading Co. Ltd. (Japan) ..........................             1,900               47,692
   Chico's FAS, Inc.*(a) ....................................             5,400              185,112
   Cintas Corp.(a) ..........................................             3,200              123,520
   NIKE, Inc.(Class "B" Stock)(a) ...........................             4,300              372,380
   World Co. Ltd. (Japan) ...................................             2,200               76,794
                                                                                        ------------
                                                                                             932,271
                                                                                        ------------
COMMERCIAL SERVICES
   Jackson Hewitt Tax Service, Inc. .........................             1,500               35,460
   Stericycle, Inc.* ........................................               500               25,160
                                                                                        ------------
                                                                                              60,620
                                                                                        ------------
COMPUTER HARDWARE -- 1.6%
   Creative Technology Ltd.(Singapore)                                    4,150               27,159
   Dell, Inc.* ..............................................           100,600            3,974,706
   Gateway, Inc.*(a) ........................................            42,800              141,240
   Insight Enterprises, Inc.* ...............................             4,800               96,864
   International Business Machines Corp. ....................            31,250            2,318,750
   Lexmark International, Inc. (Class "A" Stock)* ...........             1,100               71,313
   Mercury Computer Systems, Inc.* ..........................             3,500               95,795
   Storage Technology Corp.* ................................             4,900              177,821
                                                                                        ------------
                                                                                           6,903,648
                                                                                        ------------
COMPUTER SERVICES & SOFTWARE -- 3.5%
   Activision, Inc.* ........................................             5,733               94,709
   Automatic Data Processing, Inc. ..........................            19,700              826,809
   Avid Technology, Inc.*(a) ................................             1,900              101,232
   CACI International, Inc.(Class "A" Stock)* ...............               500               31,580
   Cadence Design Systems, Inc.* ............................             3,500               47,810
   CDW Corp. ................................................             8,900              508,101
   Cisco Systems, Inc.*(a) ..................................           134,000            2,560,740
   Cognizant Technology Solutions Corp.* ....................             1,100               51,843
   DST Systems, Inc.* .......................................             2,800              131,040
   Electronic Arts, Inc.*(a) ................................             6,700              379,287
   EMC Corp.* ...............................................            73,400            1,006,314
   F5 Networks, Inc.* .......................................             1,100               51,958
   Factset Research Systems, Inc. ...........................             2,100               75,264
   Global Payments, Inc. ....................................             1,400               94,920
   Henry, (Jack) & Associates, Inc. .........................             3,400               62,254
   Inforte Corp.* ...........................................             6,500               21,580
   Inprise Corp.* ...........................................             2,800               19,208
   Logicacmg PLC (United Kingdom) ...........................            15,815               49,161
   Macrovision Corp.* .......................................             3,100               69,874
   McAfee, Inc.* ............................................            19,400              507,892
   Mercury Interactive Corp.*(a) ............................             8,700              333,732
   Microsoft Corp. ..........................................           199,100            4,945,644
   NetIQ Corp.* .. ..........................................            27,300              309,855
   Oracle Corp.* ............................................            85,400            1,127,280
   Red Hat, Inc.*(a) ........................................            51,300              672,030
   SAP AG (Germany) .........................................             1,512              261,578
   SERENA Software, Inc.* ...................................             4,000               77,200
   SRA International, Inc.(Class "A" Stock)* ................             2,200               76,384
   Tech Data Corp.* .........................................             1,600               58,576
   Trend Micro, Inc.(Japan) .................................             2,000               70,971
   VERITAS Software Corp.* ..................................            23,300              568,520
   Websense, Inc.* ..........................................             1,900               91,295
                                                                                        ------------
                                                                                          15,284,641
                                                                                        ------------
CONGLOMERATES -- 2.2%
   3M Co. ...................................................            11,300              816,990
   Altria Group, Inc.*(a) ...................................            60,500            3,911,930
   Cycle & Carriage Ltd.(Singapore) .........................             3,379               26,567
   DCC PLC (Ireland) ........................................            13,506              269,682
   GKN PLC (United Kingdom)* ................................            23,998              110,616
   Honeywell International, Inc. ............................            49,100            1,798,533
   Hutchison Whampoa Ltd.(Hong Kong) ........................            25,400              228,611
   Mitsubishi Corp.(Japan) ..................................            17,000              229,908
   Sumitomo Corp.(Japan) ....................................            13,000              103,655
   Teleflex, Inc. ...........................................             4,300              255,291
   Textron, Inc. ............................................             3,000              227,550
   Tyco International Ltd.(a) ...............................            49,100            1,433,720
                                                                                        ------------
                                                                                           9,413,053
                                                                                        ------------
CONSTRUCTION -- 0.2%
   China State Construction International Holdings Ltd.
      (Hong Kong) ...........................................            22,556                  290

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B106

                  --------------------------------------------------------
                  AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
                  --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS                                                                              VALUE
(CONTINUED)                                                              SHARES           (NOTE 2)
                                                                        --------        ------------
CONSTRUCTION (CONT'D.)
   D.R. Horton, Inc. ........................................             2,028         $     76,273
   Grupo Acciona SA (Spain) .................................             3,925              388,805
   Insituform Technologies, Inc. (Class "A" Stock)* .........             4,300               68,929
   JGC Corp.(Japan) .........................................            14,000              171,438
   NCC AB (Sweden) ..........................................            14,014              209,940
   Toll Brothers, Inc.* .....................................             1,500              152,325
                                                                                        ------------
                                                                                           1,068,000
                                                                                        ------------
CONSUMER PRODUCTS & SERVICES -- 2.5%
   Colgate-Palmolive Co. ....................................            12,600              628,866
   Digital Theater Systems, Inc.* ...........................             3,000               53,490
   Dollar Thrifty Automotive Group, Inc.* ...................             3,500              132,930
   Fossil, Inc.*(a) .........................................             4,500              102,150
   Gillette Co. .............................................            23,800            1,204,994
   Hasbro, Inc. .............................................             5,700              118,503
   InterActiveCorp* .........................................             4,000               96,200
   Johnson & Johnson(a) .....................................            63,446            4,123,990
   Kimberly-Clark Corp. .....................................             9,100              569,569
   L'Oreal SA (France) ......................................               918               65,731
   Lauder, (Estee) Cos., Inc.(Class "A" Stock) ..............             2,300               89,999
   Newell Rubbermaid, Inc.(a) ...............................             4,300              102,512
   Pacific Brands Ltd.(Australia) ...........................            38,153               65,604
   Procter & Gamble Co.(a) ..................................            61,600            3,249,400
   Rent-A-Center, Inc.* .....................................             1,150               26,784
   Yamato Transport Co. Ltd. (Japan) ........................             7,000               96,793
                                                                                        ------------
                                                                                          10,727,515
                                                                                        ------------
CONTAINERS & PACKAGING
   Ds Smith PLC (United Kingdom) ............................            48,931              127,562
   Smurfit-Stone Container Corp.*(a) ........................             4,400               44,748
                                                                                        ------------
                                                                                             172,310
                                                                                        ------------
DIVERSIFIED OPERATIONS -- 2.0%
   General Electric Co. .....................................           254,800            8,828,820
                                                                                        ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.8%
   Advanced Energy Industries, Inc.* ........................             4,500               35,370
   Agilent Technologies, Inc.* ..............................            13,200              303,864
   Avx Corp. ................................................             3,200               38,784
   Belden CDT, Inc. .........................................             1,150               24,380
   CyberOptics Corp.* .......................................             1,500               19,500
   Engineered Support Systems, Inc. .........................             2,700               96,741
   Fanuc Ltd.(Japan)  .......................................             2,600              164,471
   Flextronics International Ltd. (Singapore)*(a) ...........            24,100              318,361
   FLIR Systems, Inc.* ......................................             3,700              110,408
   Gentex Corp.(a) ..........................................             5,000               91,000
   Jabil Circuit, Inc.* .....................................            15,100              464,023
   Koninklijke (Royal) Philips Electronics NV(Netherlands)* .             4,898              123,372
   Kyocera Corp.(Japan) .....................................               900               68,605
   Littelfuse, Inc.* ........................................             2,400               66,840
   Neopost SA (France) ......................................             1,476              129,862
   Nikon Corp.(Japan) .......................................             8,000               90,039
   Pioneer Corp.(Japan) .....................................             6,500               98,204
   Plexus Corp.* ............................................             5,500               78,265
   Siemens AG (Germany) .....................................             4,619              335,613
   Sony Corp.(Japan) ........................................             8,400              288,360
   Sumitomo Electric Industries Ltd. (Japan) ................             9,000               91,699
   TDK Corp.(Japan) .........................................             1,400               95,159
   Thomson Multimedia (France) ..............................            11,115              265,148
   Toshiba Corp.(Japan) .....................................            25,000               99,150
                                                                                        ------------
                                                                                           3,497,218
                                                                                        ------------
ENTERTAINMENT & LEISURE -- 1.8%
   Brunswick Corp. ..........................................             9,200              398,544
   Carnival Corp.(a) ........................................            18,300              998,265
   Dolby Laboratories, Inc.(Class "A" Stock)* ...............             1,600               35,296
   DreamWorks Animation SKG, Inc. (Class "A" Stock)* ........               900               23,580
   Great Wolf Resorts, Inc.* ................................             2,000               40,880
   Harrah's Entertainment, Inc.* ............................             5,700              410,799
   International Game Technology Group, Inc. ................            29,400              827,610
   Marvel Enterprises, Inc.*(a) .............................             4,600               90,712
   Mattel, Inc. .............................................             9,300              170,190
   RC2 Corp.* ...............................................               400               15,028
   Royal Caribbean Cruises Ltd.(a) ..........................             8,900              430,404
   Shuffle Master, Inc.* ....................................             1,100               30,833
   Station Casinos, Inc. ....................................             2,500              166,000
   Time Warner, Inc.* .......................................           114,300            1,909,953
   Viacom, Inc.(Class "B" Stock) ............................            40,100            1,284,002
   WMS Industries, Inc.* ....................................            10,500              354,375
   Wynn Resorts Ltd.*(a) ....................................            10,400              491,608
                                                                                        ------------
                                                                                           7,678,079
                                                                                        ------------
ENVIRONMENTAL SERVICES -- 0.1%
   Allied Waste Industries, Inc.* ...........................             7,600               60,268
   Republic Services, Inc. ..................................             8,700              313,287
   Waste Connections, Inc.* .................................             2,100               78,309
                                                                                        ------------
                                                                                             451,864
                                                                                        ------------
FARMING & AGRICULTURE -- 0.1%
   Monsanto Co. .............................................             8,400              528,108
                                                                                        ------------
FINANCIAL - BANK & TRUST -- 5.0%
   ABN AMRO Holding NV (Netherlands) ........................             9,594              235,704
   Allied Irish Banks PLC (Ireland)* ........................             5,972              127,919
   Amegy Bancorp, Inc. ......................................             5,600              125,328
   Australia & New Zealand Banking Group Ltd.(Australia) ....            20,787              343,252
   Australia & New Zealand Banking
      Group Ltd., ADR (New Zealand) .........................             1,300              107,510
   Babcock & Brown Ltd.(Australia)* .........................            18,857              197,215
   Banca Intesa SpA (Italy) .................................            40,667              185,652
   Banco Santander Central Hispano SA (Spain) ...............            23,623              273,488
   Bank Austria Creditanstalt (Austria) .....................             2,797              290,996
   Bank of America Corp. ....................................            65,376            2,981,799
   Bank of Ireland (Ireland) ................................            13,153              213,458

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B107

            --------------------------------------------------------
            AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
            --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS                                                           VALUE
(CONTINUED)                                           SHARES           (NOTE 2)
                                                      -------       ------------
FINANCIAL - BANK & TRUST (CONT'D.)
   Bank of Yokohama Ltd. (Japan) ...............       34,000       $    195,331
   BankAtlantic Bancorp, Inc. (Class "A"
      Stock) ...................................        9,200            174,340
   Barclays PLC (United Kingdom) ...............       63,434            628,774
   BNP Paribas SA (France) .....................        6,292            429,743
   Bradford & Bingley PLC (United Kingdom) .....       31,638            185,126
   City National Corp. .........................        1,000             71,710
   Commerce Bancshares, Inc. ...................        2,814            141,854
   DBS Groupo Holdings (Singapore) .............       26,236            221,973
   Dexia (France) ..............................        6,208            136,454
   East West Bancorp, Inc. .....................        3,300            110,847
   Fifth Third Bancorp .........................       24,700          1,017,887
   First Horizon National Corp.(a) .............       12,900            544,380
   Golden West Financial Corp.(a) ..............        4,800            309,024
   HBOS PLC (United Kingdom) ...................       21,327            327,894
   HSBC Holdings PLC (United Kingdom) ..........       14,525            230,985
   Huntington Bancshares, Inc. .................        5,500            132,770
   Joyo Bank Ltd. (Japan) ......................       30,000            146,223
   Macquarie Bank Ltd. (Australia) .............        7,923            359,100
   Mercantile Bankshares Corp. .................        2,800            144,284
   National Austrailia Bank Ltd. (Australia) ...       16,241            379,499
   Nordea Bank AB (Sweden) .....................       40,342            365,536
   Northern Trust Corp. ........................        6,800            310,012
   Nuveen Investments (Class "A" Stock) ........        6,200            233,244
   Popular, Inc. ...............................        5,000            125,950
   Royal Bank of Scotland Group PLC (United
      Kingdom) .................................       20,482            616,690
   Skandianaviska Enskilda Banken (Sweden) .....        8,805            146,106
   State Street Corp.(a) .......................       16,400            791,300
   Sumitomo Trust & Banking Co. Ltd. (Japan) ...       36,000            217,858
   SunTrust Banks, Inc. ........................        5,800            418,992
   Svenska Handlesbanken (Class "A" Stock)
      (Sweden) .................................       14,753            300,480
   Synovus Financial Corp. .....................       34,600            991,982
   TCF Financial Corp. .........................        2,600             67,288
   Texas Regional Bancshares, Inc. (Class "A"
      Stock) ...................................        4,972            151,547
   U.S. Bancorp ................................       72,100          2,105,320
   UCBH Holdings, Inc.(a) ......................        8,800            142,912
   UniCredito Italiano SpA (Italy) .............       31,821            167,769
   Wachovia Corp. ..............................       33,500          1,661,600
   Wells Fargo & Co. ...........................       30,900          1,902,822
   Wilmington Trust Corp. ......................        3,500            126,035
                                                                    ------------
                                                                      21,813,962
                                                                    ------------
FINANCIAL - BROKERAGE -- 0.2%
   Ameritrade Holding Corp.* ...................       34,700            645,073
   Legg Mason, Inc. ............................        2,550            265,481
                                                                    ------------
                                                                         910,554
                                                                    ------------
FINANCIAL - SERVICES -- 5.5%
   Aiful Corp. (Japan) .........................        2,600            193,313
   Aktiv Kapital ASA (Norway) ..................       10,100            154,243
   Alliance & Leicester PLC (United Kingdom) ...       10,666            166,608
   American Express Co.(a) .....................       26,100          1,389,303
   Bank of Fukuoka Ltd. (Japan)* ...............       18,000            106,170
   Capital One Financial Corp. .................        7,900            632,079
   Capital Source, Inc.*(a) ....................       22,500            441,675
   Citigroup, Inc. .............................      151,341          6,996,494
   Countrywide Financial Corp. .................       12,500            482,625
   Credit Suisse Group (Switzerland)* ..........        8,056            315,776
   E*TRADE Group, Inc.* ........................       55,600            777,844
   Eaton Vance Corp. ...........................        4,800            114,768
   Fannie Mae ..................................       24,700          1,442,480
   First Marblehead Corp.*(a) ..................       12,000            420,720
   Franklin Resources, Inc. ....................        6,700            515,766
   Goldman Sachs Group, Inc. ...................       10,600          1,081,412
   Grupo Financiero Banorte SA de
      C.V. (Mexico) ............................       78,356            517,644
   Hypo Real Estate Holding AG (Germany)* ......        6,888            261,350
   IndyMac Bancorp, Inc.(a) ....................        2,100             85,533
   ING Groep NV (Netherlands) ..................        9,153            257,267
   Investors Financial Services Corp.(a) .......       10,300            389,546
   J.P. Morgan Chase & Co. .....................       64,168          2,266,414
   Lehman Brothers Holdings, Inc.(a) ...........        7,200            714,816
   Merrill Lynch & Co., Inc. ...................       22,400          1,232,224
   Mitsubishi Tokyo Financial Group, Inc.
      (Japan) ..................................           27            227,600
   Moody's Corp.(a) ............................        2,500            112,400
   Morgan Stanley Dean Witter & Co. ............       29,500          1,547,865
   Schwab, (Charles) Corp. .....................       39,300            443,304
   SLM Corp. ...................................       10,500            533,400
                                                                    ------------
                                                                      23,820,639
                                                                    ------------
FOOD -- 1.2%
   Associated British Foods PLC (United
      Kingdom) .................................       11,669            172,319
   Campbell Soup Co. ...........................       16,500            507,705
   Dean Foods Co.* .............................        3,350            118,054
   General Mills, Inc. .........................       17,400            814,146
   Heinz, (H.J.) Co. ...........................        8,750            309,925
   Hershey Foods Corp. .........................        6,400            397,440
   J. Sainsbury PLC (United Kingdom) ...........       19,873            101,301
   Kellogg Co. .................................        8,800            391,072
   Koninklijke Wessanen NV (Netherlands) .......        8,318            117,638
   Kraft Foods, Inc. (Class "A" Stock)(a) ......        4,100            130,421
   Kroger Co. (The)*(a) ........................       12,000            228,360
   McCormick & Co., Inc. .......................        3,300            107,844
   Nestle SA (Switzerland) .....................        1,598            408,230
   Performance Food Group Co.* .................        1,300             39,273
   Sunopta, Inc.* ..............................       12,100             68,728
   Sysco Corp. .................................       13,200            477,708
   Tesco PLC (United Kingdom) ..................       33,219            189,249
   Tootsie Roll Industries, Inc. ...............        2,076             60,723
   Treehouse Foods, Inc.* ......................          670             19,102

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B108

            --------------------------------------------------------
            AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
            --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS                                                           VALUE
(CONTINUED)                                           SHARES           (NOTE 2)
                                                      -------       ------------
FOOD (CONT'D.)
   Unilever PLC (United Kingdom) ...............       33,379       $    321,122
   United Natural Foods, Inc.* .................        3,400            103,258
   Whole Foods Market, Inc. ....................        1,000            118,300
                                                                    ------------
                                                                       5,201,918
                                                                    ------------
HEALTHCARE SERVICES -- 1.4%
   Advisory Board Co. (The)* ...................        1,900             92,606
   Caremark Rx, Inc.* ..........................        8,300            369,516
   Community Health Systems, Inc.* .............       13,400            506,386
   Coventry Health Care, Inc.* .................        2,150            152,112
   DaVita, Inc.* ...............................        3,450            156,906
   Edwards Lifesciences Corp.*(a) ..............        1,300             55,926
   Fresenius AG (Germany) ......................        1,277            146,424
   HCA, Inc. ...................................        4,100            232,347
   Health Management Associates, Inc.
      (Class "A" Stock)(a) .....................        8,200            214,676
   Laboratory Corp. of America
      Holdings* ................................        5,600            279,440
   LifePoint Hospitals, Inc.* ..................        1,500             75,780
   Medco Health Solutions, Inc.* ...............        3,084            164,562
   Omnicare, Inc. ..............................        3,600            152,748
   Symbion, Inc.* ..............................        3,200             76,320
   Triad Hospitals, Inc.* ......................        1,378             75,294
   United Surgical Partners
      International, Inc.* .....................        1,800             93,744
   UnitedHealth Group, Inc. ....................       35,000          1,824,900
   WellPoint, Inc.* ............................       22,600          1,573,864
                                                                    ------------
                                                                       6,243,551
                                                                    ------------
HOTELS & MOTELS -- 0.1%
   Marriott International, Inc.
      (Class "A" Stock) ........................        7,400            504,828
                                                                    ------------
INDUSTRIAL PRODUCTS -- 0.3%
   Actuant Corp. (Class "A" Stock)* ............        3,800            182,172
   Harsco Corp. ................................        1,600             87,280
   Hughes Supply, Inc. .........................        2,200             61,820
   Illinois Tool Works, Inc. ...................        6,000            478,080
   Maverick Tube Corp.*(a) .....................        3,800            113,240
   Mohawk Industries, Inc.* ....................          800             66,000
   Roper Industries, Inc. ......................        2,200            157,014
   Steel Dynamics, Inc. ........................        4,100            107,625
                                                                    ------------
                                                                       1,253,231
                                                                    ------------
INSURANCE -- 2.9%
   ACE Ltd. ....................................        9,700            435,045
   AFLAC, Inc. .................................       12,600            545,328
   Aioi Insurance Co., Ltd. (Japan) ............       21,000            106,930
   American International Group, Inc. ..........       67,430          3,917,683
   Assurant, Inc. ..............................        6,900            249,090
   Aviva PLC (United Kingdom) ..................       12,013            133,390
   Axa SA (France) .............................       15,515            386,282
   Axis Capital Holdings Ltd. ..................        6,300            178,290
   CNP Assurances (France) .....................        3,651            233,031
   Friends Provident PLC (United
      Kingdom) .................................       30,972            100,685
   Gallagher, (Arthur J.) & Co. ................        2,200             59,686
   Genworth Financial, Inc.(a) .................        4,000            120,920
   Hannover Rueckversicherungs AG
      (Germany) ................................        2,443             91,885
   Hartford Financial Services Group,
      Inc. (The) ...............................       10,400            777,712
   Insurance Australia Group Ltd.
      (Australia) ..............................       21,245             96,840
   Markel Corp.*(a) ............................          300            101,700
   Marsh & McLennan Cos., Inc.(a) ..............       31,000            858,700
   Mercury General Corp. .......................          900             49,068
   Mitsui Marine & Fire (Japan) ................       14,000            125,258
   PMI Group, Inc. (The) .......................        3,200            124,736
   Progressive Corp. (The) .....................        7,800            770,718
   Protective Life Corp. .......................        2,800            118,216
   QBE Insurance Group Ltd.
      (Australia) ..............................       11,561            140,591
   Radian Group, Inc. ..........................        9,200            434,424
   Safeco Corp. ................................        8,100            440,154
   St. Paul Travelers Cos., Inc. (The) .........       23,699            936,821
   StanCorp Financial Group, Inc. ..............        1,500            114,870
   Triad Guaranty, Inc.* .......................        2,700            136,053
   Unipol SpA (Italy) ..........................       37,462            143,024
   WellChoice, Inc.* ...........................        1,600            111,152
   Willis Group Holdings Ltd.(a) ...............       12,900            422,088
                                                                    ------------
                                                                      12,460,370
                                                                    ------------
INTERNET SERVICES -- 0.7%
   CNET Networks, Inc.* ........................       38,200            448,468
   Digital Insight Corp.* ......................        3,800             90,896
   EarthLink, Inc.* ............................        6,800             58,888
   eBay, Inc.*(a) ..............................        6,900            227,769
   Eircom Group PLC (United Kingdom)* ..........       78,491            174,639
   Juniper Networks, Inc.*(a) ..................       15,400            387,772
   MatrixOne, Inc.*(a) .........................       22,600            113,000
   Verisign, Inc.*(a) ..........................        3,200             92,032
   Yahoo!, Inc.*(a) ............................       37,300          1,292,445
                                                                    ------------
                                                                       2,885,909
                                                                    ------------
MACHINERY & EQUIPMENT -- 0.9%
   Briggs & Stratton Corp.(a) ..................        2,000             69,240
   Cooper Cameron Corp.*(a) ....................        1,100             68,255
   Danaher Corp.(a) ............................       28,800          1,507,392
   Deere & Co. .................................       12,300            805,527
   Eaton Corp. .................................        3,800            227,620
   Grant Prideco, Inc.* ........................       19,700            521,065
   Joy Global, Inc. ............................        1,000             33,590
   Nordson Corp. ...............................        2,100             71,988
   Pall Corp. ..................................       12,900            391,644
                                                                    ------------
                                                                       3,696,321
                                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.4%
   Abbott Laboratories .........................       28,700          1,406,587
   AmerisourceBergen Corp.(a) ..................        2,100            145,215
   Amgen, Inc.* ................................       28,600          1,729,156
   AmSurg Corp.* ...............................        1,600             44,304
   Bard (C.R.), Inc. ...........................        2,100            139,671
   Bausch & Lomb, Inc. .........................        3,800            315,400
   Baxter International, Inc. ..................       15,000            556,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B109

            --------------------------------------------------------
            AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
            --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS                                                           VALUE
(CONTINUED)                                           SHARES           (NOTE 2)
                                                      -------       ------------
MEDICAL SUPPLIES & EQUIPMENT (CONT'D.)
   Biomet, Inc. ................................        5,400       $    187,056
   Boston Scientific Corp.* ....................       21,200            572,400
   Charles River Laboratories
      International, Inc.*(a) ..................        2,000             96,500
   Computer Programs and Systems, Inc. .........        5,500            204,985
   Cytyc Corp.* ................................        6,200            136,772
   DENTSPLY International, Inc. ........                2,350            126,900
   Digene Corp.* ...............................        2,600             71,968
   Elekta AB* (Sweden) .........................        3,395            140,697
   Genzyme Corp.* ..............................        1,100             66,099
   Guidant Corp. ...............................        7,200            484,560
   Inamed Corp.* ...............................          600             40,182
   Invitrogen Corp.*(a) ........................        1,462            121,770
   Martek Biosciences Corp.* ...................        1,300             49,335
   Medtronic, Inc. .............................       31,600          1,636,564
   Merit Medical Systems, Inc.* ................        3,300             50,853
   Patterson Cos, Inc.* ........................        1,800             81,144
   Quest Diagnostics, Inc. .....................        2,200            117,194
   Shimadzu Corp. (Japan) ......................       27,000            169,353
   St. Jude Medical, Inc.* .....................       12,400            540,764
   STERIS Corp.* ...............................        4,700            121,119
   Stryker Corp. ...............................        9,900            470,844
   Techne Corp.* ...............................        1,700             78,047
   Thoratec Corp.* .............................        1,500             23,010
   Zimmer Holdings, Inc.* ......................        5,100            388,467
                                                                    ------------
                                                                      10,313,416
                                                                    ------------
METALS & MINING -- 0.5%
   Alcoa, Inc. .................................       23,200            606,216
   Anglo American PLC (United
      Kingdom) .................................        8,914            208,452
   Bluescope Steel Ltd. (Australia) ............       58,366            362,577
   China Shenhua Energy Company
      Ltd. (Hong Kong) .........................      100,000             96,513
   Corus Group PLC (United
      Kingdom)* ................................      179,682            134,138
   Nippon Steel Corp. (Japan) ..................      113,000            261,163
   Peabody Energy Corp. ........................        2,400            124,896
   SKF AB (Sweden) .............................        8,711             88,637
   SSAB Svenskt Stal AB Series A
      (Sweden) .................................       11,092            254,913
   Voestalpine AG (Austria) ....................        2,281            159,730
                                                                    ------------
                                                                       2,297,235
                                                                    ------------
OFFICE EQUIPMENT -- 0.1%
   Canon, Inc. (Japan) .........................        4,700            246,348
   Herman Miller, Inc. .........................        4,700            144,948
   Pitney Bowes, Inc. ..........................        4,400            191,620
                                                                    ------------
                                                                         582,916
                                                                    ------------
OIL & GAS -- 6.0%
   Anadarko Petroleum Corp.(a) .................        5,806            476,963
   Australia Gas & Light (Australia) ...........        8,083             87,408
   Baker Hughes, Inc.(a) .......................       11,600            593,456
   BJ Services Co.(a) ..........................        4,100            215,168
   BP Amoco PLC (United Kingdom) ...............       27,233            283,215
   BP PLC, ADR (United Kingdom) ................        8,700            542,706
   Centrica PLC (United Kingdom) ...............       60,843            251,950
   ChevronTexaco Corp. .........................       47,222          2,640,654
   Comstock Resources, Inc.* ...................        4,500            113,805
   ConocoPhillips ..............................       27,400          1,575,226
   Devon Energy Corp. ..........................        8,200            415,576
   Eni SpA (Italy) .............................       16,651            427,843
   Eni SpA, ADR (Italy)(a) .....................        1,000            128,200
   EOG Resources, Inc.(a) ......................        7,600            431,680
   Exxon Mobil Corp. ...........................      136,266          7,831,207
   FMC Technologies, Inc.* .....................       14,959            478,239
   Forest Oil Corp.* ...........................        1,000             42,000
   Grey Wolf, Inc.* ............................        9,200             68,172
   Helmerich & Payne, Inc. .....................        1,400             65,688
   Inpex Corp. (Japan) .........................            9             50,552
   Murphy Oil Corp. ............................       11,600            605,868
   Nabors Industries Ltd.* .....................        3,100            187,922
   National Fuel Gas Co. .......................        4,700            135,877
   National-Oilwell, Inc.* .....................        4,200            199,668
   Neste Oil Oyj Ltd. (Finland)* ...............        2,300             59,564
   Newfield Exploration Co.* ...................        4,800            191,472
   Occidental Petroleum Corp. ..................        7,200            553,896
   Oil Search Ltd. (Australia) .................       77,396            180,173
   OMV AG (Austria) ............................          219             95,285
   Patterson-UTI Energy, Inc. ..................        4,100            114,103
   Petroleo Brasileiro SA, ADR (Brazil)*               10,700            492,628
   Pioneer Natural Resources Co. ...............        4,400            185,152
   Premcor, Inc. ...............................        1,500            111,270
   Saipem SpA (Italy) ..........................        6,830             91,854
   Schlumberger Ltd. ...........................       20,900          1,587,146
   Shell Transport & Trading Co., ADR
      (United Kingdom) .........................        7,400            429,644
   Shell Transport and Trading Co. PLC
      (United Kingdom) .........................       25,438            246,307
   Statoil ASA (Norway)* .......................       20,904            425,617
   Sunoco, Inc. ................................        1,300            147,784
   Toho Gas Co., Ltd. (Japan) ..................       53,000            219,517
   Tonen General Sekiyu K.K. (Japan) ...........        8,000             86,385
   Total Fina SA, ADR (France)(a) ..............        4,300            502,455
   Total SA (France) ...........................        2,973            695,673
   Transocean, Inc. (Cayman Islands)*(a) .......       12,139            655,142
   WGL Holdings, Inc.(a) .......................        2,800             94,192
   Williams Cos., Inc. .........................       48,600            923,400
   XTO Energy, Inc. ............................       10,033            341,022
                                                                    ------------
                                                                      26,278,724
                                                                    ------------
PAPER & FOREST PRODUCTS -- 0.4%
   Bowater, Inc.(a) ............................        7,100            229,827
   International Paper Co. .....................       17,100            516,591
   MeadWestvaco Corp. ..........................        7,900            221,516
   Potlatch Corp.(a) ...........................        4,400            230,252
   UPM-Kymmene Oyj (Finland)* ..................        3,174             60,749
   Weyerhaeuser Co.(a) .........................        5,100            324,615
                                                                    ------------
                                                                       1,583,550
                                                                    ------------
PERSONAL SERVICES -- 0.1%
   Apollo Group, Inc. (Class "A"
      Stock)* ..................................        3,200            250,304

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B110

            --------------------------------------------------------
            AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
            --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS                                                           VALUE
(CONTINUED)                                           SHARES           (NOTE 2)
                                                      -------       ------------
PERSONAL SERVICES (CONT'D.)
   Corinthian Colleges, Inc.*(a) ...............        2,300       $     29,371
   DeVry, Inc.* ................................        2,300             45,770
   Education Management Corp.* .................        3,400            114,682
                                                                    ------------
                                                                         440,127
                                                                    ------------
PHARMACEUTICALS -- 3.5%
   Abgenix, Inc.*(a) ...........................        3,500             30,030
   Alkermes, Inc.*(a) ..........................        1,900             25,118
   Alliance Unichem PLC (United Kingdom) .......        6,170             93,733
   AstraZeneca Group PLC, ADR
      (United Kingdom) .........................        6,000            247,560
   Biogen Idec, Inc.* ..........................        8,700            299,715
   Bradley Pharmaceuticals, Inc.*(a) ...........        2,600             27,950
   Bristol-Meyers Squibb Co.(a) ................        7,000            174,860
   Cardinal Health, Inc. .......................       10,850            624,743
   Celgene Corp.*(a) ...........................        8,100            330,237
   Cephalon, Inc.*(a) ..........................        3,628            144,431
   Chiron Corp.* ...............................        3,900            136,071
   CSL Ltd. (Australia) ........................        3,563             91,124
   Dainippon Pharmaceutical Co. Ltd.
      (Japan) ..................................        8,000             73,906
   Eisai Co. Ltd. (Japan) ......................        3,400            113,901
   Elan Corp. PLC, ADR (United
      Kingdom)*(a) .............................        8,100             55,242
   Eon Labs, Inc.* .............................        1,800             55,152
   Gehe AG (Germany) ...........................        2,232            175,117
   Genentech, Inc.* ............................        8,200            658,296
   Gilead Sciences, Inc.* ......................       16,500            725,835
   GlaxoSmithKline PLC (United
     Kingdom) ..................................       15,935            385,045
   GlaxoSmithKline PLC, ADR (United
      Kingdom) .................................        5,000            242,550
   Hisamitsu Pharmaceutical Co.
      (Japan) ..................................        4,700            124,818
   Kobayashi Pharmaceutical Co. Ltd.
      (Japan) ..................................        3,000             81,591
   Lilly, (Eli) & Co. ..........................       24,400          1,359,324
   Medicis Pharmaceutical Corp.
      (Class "A" Stock)(a) .....................        2,800             88,844
   Merck & Co., Inc. ...........................       41,700          1,284,360
   Neurocrine Biosciences, Inc.* ...............        2,000             84,120
   Novartis AG (Switzerland) ...................       12,219            580,117
   Noven Pharmaceuticals, Inc.* ................        4,800             83,904
   Pfizer, Inc. ................................      144,885          3,995,928
   Priority Healthcare Corp. (Class "B"
      Stock)* ..................................        1,000             25,360
   Sanofi-Aventis (France) .....................        5,142            421,120
   Schering-Plough Corp. .......................       27,700            527,962
   Sepracor, Inc.*(a) ..........................        2,800            168,028
   Takeda Chemical Industries Ltd.
      (Japan) ..................................        3,400            168,123
   UCB SA (Belgium)* ...........................        3,726            180,983
   Watson Pharmaceuticals, Inc.* ...............        3,500            103,460
   Wyeth .......................................       30,100          1,339,450
                                                                    ------------
                                                                      15,328,108
                                                                    ------------
PRINTING & PUBLISHING -- 0.4%
   Dow Jones & Co., Inc.(a) ....................        3,300            116,985
   Gannett Co., Inc. ...........................        6,000            426,780
   McGraw-Hill Cos., Inc. ......................       11,200            495,600
   Scholastic Corp.* ...........................        2,600            100,230
   Singapore Press Holdings Ltd.
      (Singapore) ..............................       22,750             57,925
   Tribune Co.(a) ..............................        6,800            239,224
   Washington Post Co. (Class "B"
      Stock) ...................................          200            167,006
                                                                    ------------
                                                                       1,603,750
                                                                    ------------
RAILROADS -- 0.3%
   Norfolk Southern Corp. ......................       13,800            427,248
   Union Pacific Corp. .........................       12,200            790,560
                                                                    ------------
                                                                       1,217,808
                                                                    ------------
REAL ESTATE INVESTMENT TRUST -- 1.1%
   Archstone-Communities Trust .................       13,600            525,232
   Arden Reaity, Inc. ..........................        3,500            125,930
   Boston Properties, Inc.(a) ..................        2,300            161,000
   Camden Property Trust .......................        3,000            161,250
   Catellus Development Corp. ..................        2,078             68,158
   Cendant Corp. ...............................       35,000            782,950
   China Overseas Land & Investment
      Ltd. (Hong Kong) .........................      406,000             74,832
   Duke-Weeks Realty Corp. .....................        3,500            110,810
   EastGroup Properties, Inc. ..................        2,000             84,220
   Equity Office Properties Trust ..............       15,300            506,430
   General Property Trust (Australia) ..........       70,297            195,012
   Goldcrest Co. Ltd. (Japan) ..................        2,070            115,622
   LaSalle Hotel Properties ....................        4,500            147,645
   Levitt Corp. (Class "A" Stock) ..............        2,075             62,084
   Mills Corp. (The)(a) ........................        2,900            176,291
   Mirvac Group (Australia) ....................       22,328             60,489
   Persimmon PLC (United Kingdom)  .............       10,412            145,372
   Reckson Associates Realty Corp.  ............        2,400             80,520
   Redwood Trust, Inc.(a) ......................        1,300             67,080
   Regency Centers Corp. .......................        3,200            183,040
   Simon Property Group, Inc. ..................        3,500            253,715
   SL Green Realty Corp.(a) ....................        2,700            174,150
   Sun Hung Kai Properties Ltd. (Hong
      Kong) ....................................       15,000            147,533
   Vornado Realty Trust ........................        2,500            201,000
   Weingarten Realty, Inc. .....................        3,200            125,504
   Wheelock and Co. Ltd. (Hong Kong) ...........       41,000             66,146
                                                                    ------------
                                                                       4,802,015
                                                                    ------------
RESTAURANTS -- 0.5%
   California Pizza Kitchen, Inc.* .............        1,400             38,178
   CEC Entertainment, Inc.* ....................        2,150             90,494
   Chang's China Bistro, (P.F.), Inc.* .........        1,000             58,980
   Cheesecake Factory, Inc. (The)*(a) ..........        1,350             46,886
   McDonald's Corp. ............................       16,000            444,000
   Mitchells & Butlers PLC (United Kingdom) ....       19,383            116,212
   Outback Steakhouse, Inc.* ...................       11,400            515,736
   Panera Bread Co. (Class "A" Stock)* .........        6,300            391,135

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B111

            --------------------------------------------------------
            AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
            --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS                                                           VALUE
(CONTINUED)                                           SHARES           (NOTE 2)
                                                      -------       ------------
RESTAURANTS (CONT'D.)
   Sonic Corp.* ................................        3,350       $    102,275
   Yum! Brands, Inc. ...........................        4,700            244,776
                                                                    ------------
                                                                       2,048,672
                                                                    ------------
RETAIL & MERCHANDISING -- 4.0%
   A.C. Moore Arts & Crafts, Inc.* .............        4,100            129,601
   Amazon.Com, Inc.* ...........................       17,800            588,824
   Best Buy Co., Inc. ..........................        7,750            531,262
   Casino Guichard-Perrachon SA
      (France) .................................        2,603            182,447
   Charles Voegele Holding AG
      (Switzerland) ............................        1,299             82,684
   Coles Myer Ltd. (Australia) .................       21,022            147,773
   CVS Corp. ...................................       22,800            662,796
   Dixons Group PLC (United Kingdom)                   36,551            102,461
   Dollar Tree Stores, Inc.*(a) ................        3,300             79,200
   drugstore.com, Inc.* ........................        7,100             29,607
   Esprit Holdings Ltd. (Hong Kong) ............       16,500            118,982
   Family Dollar Stores, Inc. ..................       16,700            435,870
   Fred's, Inc. ................................        3,100             51,398
   Hibbett Sporting Goods, Inc.* ...............        1,600             60,544
   Home Depot, Inc.(a) .........................       44,900          1,746,610
   Hot Topic, Inc.* ............................       17,400            332,688
   Kesa Electricals PLC (United
      Kingdom) .................................        8,718             43,520
   Kohl's Corp.*(a) ............................       33,500          1,872,985
   Lowe's Cos., Inc.(a) ........................       15,200            884,944
   Matsumotokiyoshi Co. Ltd. (Japan) ...........        3,000             81,660
   Metro AG (Germany) ..........................        7,779            385,398
   Organizacion Soriana SA de CV
      (Class "B" Stock)* (Mexico) ..............       33,400            139,227
   Pacific Sunwear of California, Inc.* ........        4,200             96,558
   PETsMART, Inc. ..............................        3,300            100,155
   Ross Stores, Inc. ...........................       20,300            586,873
   Staples, Inc. ...............................       11,400            243,048
   Target Corp. ................................       28,100          1,528,921
   TJX Cos., Inc.(a) ...........................       11,700            284,895
   Wal-Mart de Mexico SA de CV (Mexico) ........       57,200            232,796
   Wal-Mart Stores, Inc.(a) ....................       82,000          3,952,400
   Walgreen Co. ................................       29,600          1,361,304
   Williams-Sonoma, Inc.* ......................        2,600            102,882
   York-Benimaru Co. Ltd. (Japan) ..............        2,700             73,707
   Zumiez, Inc.* ...............................          500             14,575
                                                                    ------------
                                                                      17,268,595
                                                                    ------------
SEMICONDUCTORS -- 1.9%
   Analog Devices, Inc. ........................       25,300            943,943
   Applied Materials, Inc.*(a) .................        3,700             59,866
   ASML Holding NV (Netherlands)* ..............       26,600            416,556
   ATMI, Inc.* .................................        1,900             55,119
   Cymer, Inc.*(a) .............................        4,200            110,670
   Hamamatsu Photonics K.K. (Japan) ............        4,100             89,024
   Intel Corp.(a) ..............................      157,600          4,107,056
   Intersil Corp. (Class "A" Stock) ............        5,600            105,112
   KLA-Tencor Corp.* ...........................        6,900            301,530
   Linear Technology Corp.(a) ..................        9,400            344,886
   Microchip Technology, Inc. ..................        2,300             68,126
   Mykrolis Corp.* .............................        3,400             48,314
   National Semiconductor Corp. ................       27,400            603,622
   Omnivision Technologies, Inc.*(a) ...........        2,700             36,693
   Rohm Co. Ltd. (Japan) .......................          400             38,344
   Semiconductor Manufacturing
      International Corp., ADR
      (China)*(a) ..............................        3,400             35,020
   Semtech Corp.* ..............................        5,100             84,915
   Tessera Technologies, Inc.*(a) ..............        3,000            100,230
   Varian Semiconductor Equipment
      Associates, Inc.* ........................          600             22,200
   Xilinx, Inc.(a) .............................       20,800            530,400
   Zoran Corp.* ................................        4,612             61,294
                                                                    ------------
                                                                       8,162,920
                                                                    ------------
TELECOMMUNICATIONS -- 3.1%
   America Movil SA de CV (Class "L"
      Stock), ADR (Mexico)(a) ..................        5,300            315,933
   China Telecom Corp. Ltd. (China)* ...........      290,000            103,566
   China Unicom Ltd. (Hong Kong) ...............       54,000             45,360
   Cia de Telecomunicaciones de
      Chile SA, ADR* (Chile) ...................        8,600             87,462
   Comverse Technology, Inc.* ..................        4,700            111,155
   Corning, Inc.*(a) ...........................       38,000            631,560
   Crown Castle International Corp.* ...........       30,600            621,792
   EchoStar Communications Corp.
      (Class "A" Stock) ........................        4,200            126,630
   Inter-Tel, Inc. .............................        2,800             52,108
   KDDI Corp. (Japan) ..........................           43            198,458
   Mobilcom AG (Germany) .......................       10,021            216,156
   Motorola, Inc. ..............................       49,300            900,218
   Nextel Communications, Inc.
      (Class "A" Stock)* .......................       14,400            465,264
   Nextel Partners, Inc. (Class "A"
      Stock)*(a) ...............................       26,900            677,073
   Nokia Corp. (Class "A" Stock),
      ADR (Norway)* ............................       24,800            412,672
   Nokia OYJ* (Finland) ........................       22,361            372,067
   Plantronics, Inc. ...........................        2,500             90,900
   Polycom, Inc.* ..............................        6,100             90,951
   Qualcomm, Inc. ..............................       33,500          1,105,835
   Research in Motion Ltd.*
      (Canada)(a) ..............................        6,600            486,750
   SpectraSite, Inc.* ..........................        1,800            133,974
   Sprint Corp.(a) .............................       69,800          1,751,282
   Starhub Ltd. (Singapore)* ...................       91,000             98,556
   Tele Danmark AS (Denmark) ...................        7,899            338,208
   Tele Norte Leste Participacoes
      SA, ADR (Brazil)* ........................        9,100            151,515
   Telenor ASA (Norway) ........................       45,469            361,568
   Telephone & Data Systems, Inc. ..............          800             32,648
   Telephone and Data Special Shares                      800             30,672
   Telus Corp. (Canada) ........................       32,100          1,091,721
   Verizon Communications, Inc. ................       45,284          1,564,562
   Vodafone Group PLC, ADR (United Kingdom) ....       31,000            753,920

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B112

            --------------------------------------------------------
            AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
            --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS                                                           VALUE
(CONTINUED)                                           SHARES           (NOTE 2)
                                                      -------       ------------
TELECOMMUNICATIONS (CONT'D.)
   Western Wireless Corp. (Class "A" Stock)* ...        1,400       $     59,220
                                                                    ------------
                                                                      13,479,756
                                                                    ------------
TRANSPORTATION -- 0.4%
   Arriva PLC (United Kingdom) .................       18,076            176,116
   Cargotec Corp. (Class "B" Stock)
      (Finland) ................................        3,100             86,547
   Excel PLC (United Kingdom)* .................        5,267             79,888
   Expeditors International of
      Washington, Inc. .........................        1,500             74,715
   FedEx Corp. .................................        3,500            283,535
   Nippon Express Co. Ltd. (Japan) .............       14,000             60,527
   Nippon Yusen Kabushiki (Japan) ..............       39,000            222,948
   Old Dominion Freight Line, Inc.* ............        3,100             83,173
   United Parcel Service, Inc.
      (Class "B" Stock) ........................       10,000            691,600
   UTI Worldwide, Inc. (British Virgin
      Islands) .................................        1,900            132,278
                                                                    ------------
                                                                       1,891,327
                                                                    ------------
UTILITIES -- 2.2%
   AES Corp.* ..................................       20,900            342,342
   Allegheny Energy, Inc.* .....................        5,600            141,232
   CMS Energy Corp.*(a) ........................        4,200             63,252
   Constellation Energy Group, Inc. ............        5,300            305,757
   Duke Energy Corp. ...........................       39,000          1,159,470
   Dynegy, Inc.* ...............................       20,800            101,088
   E.ON AG (Germany)* ..........................        8,475            752,355
   Edison International* .......................       14,700            596,085
   Energy East Corp. ...........................        4,800            139,104
   Entergy Corp. ...............................        2,600            196,430
   Exelon Corp. ................................       24,900          1,278,117
   FirstEnergy Corp. ...........................       14,800            712,028
   FPL Group, Inc. .............................        4,400            185,064
   Great Plains Energy, Inc. ...................        5,000            159,450
   Hong Kong Electric Holdings Ltd.
      (Hong Kong) ..............................       15,000             68,397
   Iberdrola SA (Spain) ........................        9,577            252,200
   Interstate Energy Corp. .....................        3,500             98,525
   NiSource, Inc.* .............................       14,000            346,220
   NRG Energy, Inc.* ...........................        6,800            255,680
   OGE Energy Corp. ............................        5,800            167,852
   Pinnacle West Capital Corp. .................        7,800            346,710
   PPL Corp. ...................................        9,800            581,924
   Sembcorp Industries, Ltd.
      (Singapore) ..............................      132,060            208,610
   Southern Co. (The) ..........................        4,000            138,680
   Teco Energy, Inc. ...........................       11,400            215,574
   Tokyo Electric Power Co. (Japan) ............        8,000            190,555
   TXU Corp. ...................................        3,300            274,197
   United Utilities PLC (United
      Kingdom) .................................       11,934            140,757
   Xcel Energy, Inc.* ..........................        7,500            146,400
                                                                    ------------
                                                                       9,564,055
                                                                    ------------
TOTAL COMMON STOCKS
  (cost $255,388,415) ..........................                     291,933,305
                                                                    ------------

                                                     PRINCIPAL
INTEREST         MATURITY          MOODY'S            AMOUNT
  RATE             DATE            RATING             (000)
--------         --------          -------           ---------
U.S. TREASURY OBLIGATIONS -- 9.7%
U.S. Treasury Bonds
 5.375%         02/15/31(a)                            $   525           619,664
  6.00%         02/15/26                                 1,210         1,491,231
  6.25%         08/15/23                                   170           211,909
  6.25%         05/15/30(a)                                865         1,126,967
 6.375%         08/15/27                                   295           382,567
  7.50%         11/15/16                                   750           983,233
 7.625%         02/15/25(a)                                710         1,023,121
  8.50%         02/15/20                                   975         1,430,356
U.S. Treasury Inflationary Bonds, TIPS
  2.00%         07/15/14                                 1,145         1,218,144
 2.375%         01/15/25                                 1,100         1,243,180
 3.625%         01/15/08                                   500           637,351
U.S. Treasury Notes
  1.50%         03/31/06                                   945           931,601
 1.875%         11/30/05(a)                              1,395         1,387,318
  2.00%         08/31/05                                 1,620         1,617,280
  3.00%         11/15/07                                 2,000         1,971,564
  3.25%         08/15/07(a)                              2,950         2,927,070
 3.375%    11/15/08 - 12/15/08                           2,575         2,549,908
  3.50%    11/15/06 - 02/15/10                           2,265         2,253,569
  4.00%    06/15/09 - 04/15/10                           3,755         3,796,972
  4.25%         11/15/13                                   380           389,396
  4.75%         05/15/14(a)                                375           398,028
  5.00%         08/15/11(a)                              6,850         7,305,155
  5.75%         08/15/10(a)                              5,655         6,182,289
                                                                    ------------
TOTAL U.S. TREASURY OBLIGATIONS
    (cost $41,312,729) ........................................       42,077,873
                                                                    ------------
CORPORATE BONDS -- 7.9%

ADVERTISING
Advanstar Communications, Inc., Gtd. Notes
 12.00%         02/15/11            Caa2                    25            26,813
Advanstar Communications, Inc., Sec'd. Notes
 10.75%         08/15/10            B3                      50            54,875
Advanstar, Inc., Gtd. Notes, Zero Coupon
  (until 10/15/05)(v)
 15.00%         10/15/11            NR                      50            49,812
Vertis, Inc., Sec'd. Notes
  9.75%         04/01/09            B3                      25            26,125
                                                                    ------------
                                                                         157,625
                                                                    ------------
AEROSPACE -- 0.1%
Aviall, Inc., Sr. Notes
 7.625%         07/01/11            B1                      50            53,000
BE Aerospace, Inc., Sr. Sub. Notes
  8.00%         03/01/08            Caa2                    50            50,250
 8.875%         05/01/11            Caa2                    75            78,750
TransDigm, Inc., Gtd. Notes
 8.375%         07/15/11            B3                      25            26,625
United Technologies Corp., Sr. Notes
  5.40%         05/01/35            A2                     190           200,378
Vought Aircraft Industry, Sr. Notes
  8.00%         07/15/11            B2                     100            99,500
                                                                    ------------
                                                                         508,503
                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B113

            --------------------------------------------------------
            AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
            --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                     PRINCIPAL
INTEREST         MATURITY          MOODY'S            AMOUNT            VALUE
  RATE             DATE            RATING             (000)            (NOTE 2)
--------         --------          -------           ---------        ----------
CORPORATE BONDS (CONTINUED)
AUTOMOBILE MANUFACTURERS -- 0.2%
Daimlerchrysler NA Holdings Corp., Gtd.
   Notes
  6.50%         11/15/13            A3                 $   220      $    238,473
Ford Motor Credit Co., Sr. Notes
  5.80%         01/12/09            A3                     600           570,020
                                                                    ------------
                                                                         808,493
                                                                    ------------
AUTOMOTIVE PARTS
Rayovac Corp., Sr. Sub. Notes 144A
   (cost $50,000; purchased 01/21/05)(g)
 7.375%         02/01/15            B3                      50            48,625
Rexnord Corp., Gtd. Notes
10.125%         12/15/12            B3                     125           137,500
                                                                    ------------
                                                                         186,125
                                                                    ------------
BEVERAGES
Le-Natures, Inc., Sr. Sub. Notes 144A
   (cost $103,931; purchased
   06/18/03 - 12/11/03)(g)
 10.00%         06/15/13            Caa1                   100           105,500
                                                                    ------------
BROADCASTING -- 0.1%
Belo Corp., Sr. Unsub. Notes
  8.00%         11/01/08            Baa3                    40            43,498
Fisher Communications, Inc., Sr. Notes
 8.625%         09/15/14            B2                      50            53,312
Hearst-Argyle Television, Inc., Sr. Notes
  7.00%         01/15/18            Baa3                    20            22,163
News America Inc., Bonds
  6.20%         12/15/34            Baa3                   120           126,375
XM Satellite Radio, Inc., Sec'd. Notes
 12.00%         06/15/10            Caa1                    87            98,310
                                                                    ------------
                                                                         343,658
                                                                    ------------
BUILDING MATERIALS
Ainsworth Lumber Co., Ltd., Gtd. Notes
   (Canada)(l)
  7.25%         01/10/12            B2                      25            23,938
RMCC Acquisition Co., Sr. Sub. Notes 144A
   (cost $50,000; purchased 10/28/04)(g)
  9.50%         11/01/12            Caa1                    50            48,000
WII Components, Inc., Sr. Notes
  10.00%         02/15/12            B2                     75            74,250
                                                                    ------------
                                                                         146,188
                                                                    ------------
BUSINESS SERVICES -- 0.1%
Affinity Group, Inc., Sr. Sub. Notes
  9.00%         02/15/12            B3                      50            50,875
BrandServices, Inc., Sr. Sub. Notes, PIK
   144A (cost $62,249; purchased
   07/27/04 - 4/19/05)(g)
 13.00%         10/15/12            Caa1                    57            59,547
Brickman Group Ltd., Gtd. Notes, Series B
 11.75%         12/15/09            B2                      50            56,875
Invensys PLC, Sr. Notes 144A (cost
   $49,666; purchased 02/27/04)(g)

 9.875%         03/15/11            B3                      50            48,000
IPC Acquisition Corp., Gtd. Notes
 11.50%         12/15/09            B3                     100           109,000
                                                                    ------------
                                                                         324,297
                                                                    ------------
CABLE TELEVISION -- 0.2%
AT&T Broadband Corp., Gtd. Notes

 8.375%         03/15/13            Baa2                   205           250,335
Charter Communications Operating LLC,
   Sr. Notes 144A (cost $99,415;
   purchased 4/20/04 - 5/6/04)(g)
  8.00%         04/30/12            B2                     100           100,000
Comcast Corp., Bonds
  5.65%         06/15/35            Baa2                   125           124,923
Echostar DBS Corp., Gtd.

 6.625%         10/01/14            Ba3                     75            74,438
General Cable Corp., Sr. Notes
  9.50%         11/15/10            B2                      25            26,875
Mediacom Broadband LLC, Gtd. Notes
 11.00%         07/15/13            B2                      50            54,375
Rogers Cable, Inc., Sec'd. Notes
   (Canada)(l)
  5.50%         03/15/14            Ba3                    165           156,337
                                                                    ------------
                                                                         787,283
                                                                    ------------
CHEMICALS -- 0.1%
Arco Chemical Co., Debs.
  9.80%         02/01/20            B1                      25            28,125
Crystal US Holdings, Sr. Disc. Notes, Zero
   Coupon (Until 10/01/09)(v)
 10.50%         10/01/14            Caa2                    33            23,100
Dow Chemical Corp., Notes

 6.125%         02/01/11            A3                     115           125,004
Equistar Chemicals LP, Notes
  8.75%         02/15/09            B2                      75            79,312
Huntsman LLC Co., Gtd. Notes
11.625%         10/15/10            B1                      65            76,456
IMC Global, Inc., Sr. Notes
10.875%         08/01/13            Ba3                     25            29,438
Lyondell Chemical Co., Gtd. Notes
  9.50%         12/15/08            B1                      50            53,438
Lyondell Chemical Co., Sec'd. Notes
 9.625%         05/01/07            B1                      50            53,625
Resolution Perfomance LLC, Sec'd. Notes
  9.50%         04/15/10            B3                      75            77,625
                                                                    ------------
                                                                         546,123
                                                                    ------------
CLOTHING & APPAREL
Anvil Holdings, Inc., Co. Gtd., PIK
   (cost $26,720; purchased
   12/18/01 - 03/20/02(g)
 13.00%         03/15/09            D(d)                     2            14,251
Dyersburg Corp., Gtd. Notes, Series B
   (cost $184,978; purchased 02/04/98)(g)(i)
  9.75%         09/01/07            NR                     175                --
                                                                    ------------
                                                                          14,251
                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B114

            --------------------------------------------------------
            AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
            --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                     PRINCIPAL
INTEREST         MATURITY          MOODY'S            AMOUNT           VALUE
  RATE             DATE            RATING             (000)           (NOTE 2)
--------         --------          -------           ---------      ------------
CORPORATE BONDS (CONTINUED)
CONGLOMERATES -- 0.1%
Tyco International Group, Gtd. Notes
 6.375%         10/15/11            Baa3               $   225      $    247,440
                                                                    ------------
CONSTRUCTION
Ryland Group, Inc., Co. Gtd.
 5.375%         01/15/15            Baa3                    80            80,627
                                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 0.2%
Bunge Ltd. Finance Corp., Co. Gtd. Notes
 4.375%         12/15/08            Baa2                   205           205,191
Coinmach Corp., Sr. Notes
  9.00%         02/01/10            B3                      54            55,620
Jostens IH Corp., Gtd. Notes
 7.625%         10/01/12            B3                      50            49,625
Maax Corp., Sr., Sub. Notes (Canada)(l)
  9.75%         06/15/12            CCC+(d)                 25            22,188
Procter & Gamble Co., Notes
  4.95%         08/15/14            Aa3                    375           391,576
                                                                    ------------
                                                                         724,200
                                                                    ------------
CONTAINERS & PACKAGING -- 0.1%
BWAY Corp., Sr. Sub. Notes
 10.00%         10/15/10            B3                      50            51,875
Graham Packaging International Corp., Sr.
   Sub. Notes
  9.50%         08/15/13            B3                      25            25,313
Graham Packing Co., Sr. Notes 144A
   (cost $25,468; purchased 09/29/04)(g)
  8.50%         10/15/12            Caa1                    25            25,375
Jefferson Smurfit Corp., Gtd. Notes
  8.25%         10/01/12            B2                      25            25,250
Owens-Brockway Glass Containers Corp.,
   Gtd. Notes
 8.875%         02/15/09            B1                     150           160,125
  7.75%         05/15/11            B1                      25            26,687
Owens-Brockway Glass Containers Corp.,
   Sec'd. Notes
  8.75%         11/15/12            B1                      25            27,687
Owens-Illinois, Inc., Sr. Notes
  7.35%         05/15/08            B3                      25            26,063
Sealed Air Corp., Sr. Notes 144A
   (cost $146,385; purchased
   04/09/03 - 06/26/03)(g)
 5.375%         04/15/08            Baa3                   145           148,585
Silgan Holdings, Inc., Sr. Sub. Notes
  6.75%         11/15/13            B1                      25            25,875
Smurfit-Stone Container Corp., Sr. Notes
 8.375%         07/01/12            B2                      75            76,125
                                                                    ------------
                                                                         618,960
                                                                    ------------
DIVERSIFIED OPERATIONS
Leucadia National Corp., Sr. Notes
  7.00%         08/15/13            Ba2                     75            75,375
New ASAT Finance Ltd., Gtd.
   (cost $25,000; purchased 01/16/04)(g)
  9.25%         02/01/11            B3                      25            21,000
                                                                    ------------
                                                                          96,375
                                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.1%
Call-Net Enterprises, Inc., Gtd. Notes
10.625%         12/31/08            B3                     100           108,250
Freescale Semiconductor, Inc., Sr. Notes
 7.125%         07/15/14            Ba2                    100           108,000
Sanmina - SCI Corp., Gtd. Notes
10.375%         01/15/10            Ba2                     25            27,875
Stats Chippac, Inc., Co. Gtd.(a)
  6.75%         11/15/11            Ba2                     25            24,125
Stratus Technologies, Inc., Notes
10.375%         12/01/08            B3                      75            73,125
Telex Communications, Inc., Sec'd. Notes
   (cost $78,752; purchased
   10/31/03 - 01/06/04)(g)
 11.50%         10/15/08            B3                      75            80,625
                                                                    ------------
                                                                         422,000
                                                                    ------------
ENTERTAINMENT & LEISURE -- 0.2%
AMF Bowling Worldwide, Inc., Sr. Sub. Notes

 10.00%         03/01/10            B3                      75            76,125
AOL Time Warner, Inc., Gtd. Bonds
 7.625%         04/15/31            Baa1                   160           200,456
Argosy Gaming Co., Sr. Sub. Notes
  9.00% 09/01/11                    Ba3                     25            27,469
  7.00%         01/15/14            B1                      50            55,312
Cinemark USA, Inc., Sr. Sub. Notes
  9.00%         02/01/13            B3                      25            25,812
Gtech Holdings Corp., Co. Gtd.
  4.50%         12/01/09            Baa1                   120           118,511
K2 Corp., Sr. Notes
 7.375%         07/01/14            Ba3                     75            79,312
LCE Acquisition Corp., Sr. Sub. Notes
   144A (cost $49,886; purchased
   07/22/04 - 07/23/04)(g)
  9.00%         08/01/14            B3                      50            48,625
Mohegan Tribal Gaming, Sr. Notes 144A
  (cost $25,000; purchased 02/03/05)(g)
 6.125%         02/15/13            Ba2                     25            25,375
Mohegan Tribal Gaming., Sr. Sub. Notes
   144A (cost $25,000; purchased 02/03/05)(g)
 6.875%         02/15/15            Ba3                     25            25,688
Resorts International Hotel & Casino, Inc.,
   Gtd. Notes
 11.50%         03/15/09            B2                      25            28,594
Six Flags, Inc., Notes(a)
 8.875%         02/01/10            Caa1                    25            24,500
Speedway Motorsports, Inc., Sr. Sub. Notes
  6.75%         06/01/13            Ba2                     50            51,750
Town Sports International, Inc., Gtd. Notes
 9.625%         04/15/11            B2                      25            26,000
Warner Music Group, Sr. Sub. Notes
 7.375%         04/15/14            B3                      75            76,125
                                                                    ------------
                                                                         889,654
                                                                    ------------
ENVIRONMENTAL SERVICES -- 0.1%
Allied Waste North America, Inc., Sr. Notes
 7.875%         04/15/13            B2                     125           128,437

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B115

            --------------------------------------------------------
            AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
            --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                     PRINCIPAL
INTEREST         MATURITY          MOODY'S            AMOUNT            VALUE
  RATE             DATE            RATING             (000)            (NOTE 2)
--------         --------          -------           ---------        ----------
CORPORATE BONDS (CONTINUED)
ENVIRONMENTAL SERVICES (CONT'D.)
Casella Waste Systems, Inc., Sr. Sub. Notes
  9.75%         02/01/13            B3                 $   100      $    108,500
                                                                    ------------
                                                                         236,937
                                                                    ------------
FINANCIAL - BANK & TRUST -- 0.5%
ABN AMRO Bank NV, Sub. Notes
 7.125%         06/18/07            A1                     145           153,011
BAC Capital Trust VI, Gtd. Bonds
 5.625%         03/08/35            Aa3                    240           247,440
Bank of America Corp., Sr. Notes
 4.875%         09/15/12            Aa2                    225           231,761
Bank of Nova Scotia, Sub. Debs. (Canada)(l)
  6.25%         09/15/08            A1                      50            53,079
BB&T Corp., Sub. Notes
  6.50%         08/01/11            A1                     185           205,615
Citigroup, Inc., Sub. Notes
  5.00%         09/15/14            Aa2                    375           384,309
International Nederland Bank NV, Sub.
   Notes (Netherlands) 144A
   (cost $252,076; purchased 02/04/04)(g)(l)
 5.125%         05/01/15            Aa3                    250           259,593
Northern Trust Co., Sub. Notes
  4.60%         02/01/13            A1                     115           116,176
Residential Capital Corp., Notes 144A
   (cost $59,825; purchased 06/21/05)(g)
 6.375%         06/30/10            Baa2                    60            60,353
US Bank NA, Notes
  2.87%         02/01/07            Aa1                    175           172,244
Wachovia Corp., Sub. Notes
  6.40%         04/01/08            A1                      80            84,509
Webster Bank, Sr. Notes
 5.125%         04/15/14            Baa3                   180           182,654
                                                                    ------------
                                                                       2,150,744
                                                                    ------------
FINANCIAL - BROKERAGE -- 0.1%
Legg Mason, Inc., Sr. Notes(a)
  6.75%         07/02/08            A3                     100           107,649
Lehman Brothers Holdings, Notes
  3.50%         08/07/08            A1                     305           298,893
                                                                    ------------
                                                                         406,542
                                                                    ------------
FINANCIAL - SERVICES -- 1.3%
Arch Western Finance, Sr. Notes
  6.75%         07/01/13            Ba3                     50            51,875
Bank One Corp., Sub. Notes
  5.25%         01/30/13            A1                     270           279,792
Capital One Bank, Sub. Notes
  6.50%         06/13/13            Baa3                   280           308,548
CIT Group, Inc., Sr. Notes
  5.00%         02/01/15            A2                     330           332,008
Couche-Tard Corp., Sr. Sub. Notes
  7.50%         12/15/13            Ba3                     50            52,750
Countrywide Home Loan, Inc., Notes
 4.125%         09/15/09            A3                     200           197,546
Dollar Financial Group, Gtd. Notes
  9.75%         11/15/11            B3                      75            77,719
Duke Capital Corp., Notes
 4.302%         05/18/06            Baa3                   100           100,229
Erac Usa Finance Co. Series 144A
   (cost $185,415; purchased 04/13/05)(g)
  5.60%         05/01/15            Baa1                   185           191,523

Ford Motor Credit Co., Notes
 4.218%         11/16/06            A3                     105           104,117
Franklin Resources, Inc., Notes
  3.70%         04/15/08            A2                      55            54,191
General Electric Capital Corp., Notes
 6.125%         02/22/11            Aaa                    280           304,576
  6.00%         06/15/12            Aaa                    185           202,053
General Motors Acceptance Corp., Bonds
  8.00%         11/01/31            Baa2                   150           134,192
Goldman Sachs Group, Inc., Sub. Notes
 6.345%         02/15/34            A1                     380           413,147
HBOS PLC, Sub. Notes (United Kingdom)
   (cost $168,014; purchased 10/22/03)(g)(l)
  6.00%         11/01/33            Aa3                    170           190,463
HSBC Finance Corp., Notes
  5.00%         06/30/15            A1                     240           242,346
Huntington National Bank, Sr. Notes
 4.375%         01/15/10            A2                     210           210,417
International Lease Finance Corp., Notes
 6.375%         03/15/09            A1                     185           195,896
iStar Financial, Inc., Sr. Notes
 5.125%         04/01/11            Baa3                   200           199,462
John Deere Capital Corp., Notes
  7.00%         03/15/12            A3                     190           218,282
John Hancock Global Funding II, Notes 144A
   (cost $239,615; purchased 06/20/01)(g)
 5.625%         06/27/06            Aa3                    240           243,550
JSG Funding PLC, Sr. Sub. Notes 144A
   (cost $50,000; purchased 01/14/05)(a)(g)
  7.75%         04/01/15            Caa1                    50            41,250
MBNA America Bank NA, Notes
 4.625%         08/03/09            Baa1                   190           192,883
MBNA America Bank NA, Sub. Notes
 7.125%         11/15/12            Baa2                    80            92,116
Orion Power Holdings, Inc., Sr. Notes
 12.00%         05/01/10            B2                      75            90,187
Student Loan Marketing Assoc., Notes
 3.361%         01/26/09            A2                     225           225,682
  4.13%         04/01/09            A2                     155           152,404
Verizon Global Funding Corp., Notes
  7.75%         12/01/30            A2                     165           213,732
Wells Fargo & Co., Notes
 3.512%         03/23/07            Aa1                    225           225,273
                                                                    ------------
                                                                       5,538,209
                                                                    ------------
FOOD -- 0.2%
Agrilink Foods, Inc., Gtd. Notes
   (cost $25,663; purchased 09/11/02)(g)
11.875%         11/01/08            B3                      25            25,969
B&G Foods Holding Corp., Sr. Notes
  8.00%         10/01/11            B2                     125           129,844
Del Monte Corp., Sr. Sub. Notes 144A
   (cost $25,000; purchased 01/25/05)(g)
  6.75%         02/15/15            B2                      25            25,625

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B116

            --------------------------------------------------------
            AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
            --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                     PRINCIPAL
INTEREST         MATURITY          MOODY'S            AMOUNT           VALUE
  RATE             DATE            RATING             (000)           (NOTE 2)
--------         --------          -------           ---------      ------------
CORPORATE BONDS (CONTINUED)
FOOD (CONT'D.)
Kraft Foods, Inc., Notes
 5.625%         11/01/11            A3                 $   195      $    207,136
McCormick & Co., Inc., Notes
  6.40%         02/01/06            A2                     260           264,720
Wornick Co., Sec'd. Notes
10.875%         07/15/11            B2                      50            51,000
                                                                    ------------
                                                                         704,294
                                                                    ------------
FURNITURE
Sealy Mattress Co., Sr. Sub. Notes
  8.25%         06/15/14            B3                      50            50,750
                                                                    ------------
HEALTHCARE SERVICES -- 0.1%
AmerisourceBergen Corp., Sr. Notes
 8.125%         09/01/08            Ba2                     75            81,750
Concentra Operating Corp., Gtd. Notes
  9.50%         08/15/10            B3                      25            26,750
Concentra Operating Corp., Sr. Sub. Notes
 9.125%         06/01/12            B3                      75            79,875
Genesis Healthcare Corp., Notes
  8.00%         10/15/13            B3                      75            81,562
Highmark, Inc., Notes 144A
   (cost $150,280; purchased
   08/14/03 - 10/12/04)(g)
  6.80%         08/15/13            Baa3                   145           161,053
Tenet Healthcare Corp., Sr. Notes
 9.875%         07/01/14            B3                      25            26,938
Vanguard Health Holdings II, Sr. Sub. Notes
  9.00%         10/01/14            Caa1                    50            54,250
                                                                    ------------
                                                                         512,178
                                                                    ------------
HOTELS & MOTELS -- 0.1%
Harrahs Operating Co., Inc., Gtd. Notes
  5.50%         07/01/10            Baa3                   100           103,316
Hilton Hotels Corp., Notes
 7.625%         12/01/12            Baa3                    25            28,910
Host Marriott L.P., Gtd. Notes
  9.50%         01/15/07            Ba3                     50            53,250
Mandalay Resort Group, Sr. Sub. Notes
 10.25%         08/01/07            Ba3                     50            55,250
MGM Mirage, Inc., Gtd. Notes
  9.75%         06/01/07            Ba3                     25            27,219
                                                                    ------------
                                                                         267,945
                                                                    ------------
INDUSTRIAL PRODUCTS -- 0.1%
Brand Services, Inc., Gtd. Notes
 12.00%         10/15/12            B3                      75            80,625
Collins & Aikman Corp., Gtd. Notes
  9.75%         02/15/10            Caa1                    75            78,000
Massey Energy Co., Sr. Notes
 6.625%         11/15/10            Ba3                     75            77,625
Mobile Mini, Inc., Sr. Notes
  9.50%         07/01/13            B2                      75            83,344
National Waterworks, Inc., Gtd. Notes
 10.50%         12/01/12            B3                     100           113,000
                                                                    ------------
                                                                         432,594
                                                                    ------------
INSURANCE -- 0.5%
Ace INA Holdings, Inc., Notes
 5.875%         06/15/14            A3                     155           162,716
AIG SunAmerica Global Financing XII,
   Notes 144A
   (cost $274,871; purchased 05/15/02)(g)
  5.30%         05/30/07            Aa1                    275           280,600
Allstate Financial Global Funding LLC,
   Notes 144A (cost $179,767; purchased
   01/24/02 - 09/28/04)(g)
  5.25%         02/01/07            Aa2                    180           183,341
Fund American Cos., Inc., Notes
 5.875%         05/15/13            Baa2                   195           203,422
 Genworth Financial, Inc., Notes
  5.75%         06/15/14            A2                     185           198,752
Metlife, Inc., Sr. Notes
 6.125%         12/01/11            A2                     200           217,494
Nationwide Financial Services, Inc., Sr.
   Notes
  5.90%         07/01/12            A3                     205           221,716
Nationwide Mutual Insurance Co., Bonds
   144A (cost $104,770; purchased
   03/31/04)(g)
  6.60%         04/15/34            A2                     105           109,939
NLV Financial Corp., Sr. Notes 144A
   (cost $121,244; purchased
   08/20/03 - 12/3/03)(g)
  7.50%         08/15/33            Baa3                   120           138,891
Principal Life Global Funding I, Notes 144A
   (cost $184,000; purchased 10/20/03)(g)
 5.125%         10/15/13            Aa2                    185           192,837
Security Benefit Life Insurance Co.,
     Notes 144A
    (cost $79,822; purchased 09/26/03)(g)
  7.45%         10/01/33            Baa1                    80            93,914
Transamerica Capital II Co., Co. Gtd. 144A
  (cost $109,829; purchased 01/03/05)(g)
  7.65%         12/01/26            Baa1                    95           114,474
                                                                    ------------
                                                                       2,118,096
                                                                    ------------
MACHINERY & EQUIPMENT
Cummins, Inc., Sr. Notes
  9.50%         12/01/10            Ba2                     25            27,625
Dresser-Rand Group, Inc., Sr. Sub. Notes
(cost $25,000; purchased 10/15/04)(g)
 7.375%         11/01/14            B3                      25            26,125
JLG Industries, Inc., Sr. Sub. Notes
 8.375%         06/15/12            B3                     100           104,750
Manitowoc Co., Inc., Gtd. Notes
 7.125%         11/01/13            B1                      50            52,500
                                                                    ------------
                                                                         211,000
                                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.2%
Abbott Laboratories, Notes
 5.625%         07/01/06            A1                     360           366,109

Fresenius Medical Capital Trust II, Gtd. Notes
 7.875%         02/01/08            Ba2                    250           261,875

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B117

            --------------------------------------------------------
            AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
            --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                     PRINCIPAL
INTEREST         MATURITY          MOODY'S            AMOUNT           VALUE
  RATE             DATE            RATING             (000)           (NOTE 2)
--------         --------          -------           ---------      ------------
CORPORATE BONDS (CONTINUED)
MEDICAL SUPPLIES & EQUIPMENT (CONT'D.)
Hospira, Inc., Notes
  4.95%         06/15/09             Baa3              $   190      $    193,784
Medquest, Inc., Gtd. Notes
11.875%         08/15/12             Caa1                   25            23,750
VWR International, Inc., Sr. Notes
 6.875%         04/15/12              B3                    25            24,750
Warner Chilcott Corp., Gtd. Notes 144A
 (cost $50,000; purchased 01/13/05)(g)
  8.75%         02/01/15             Caa1                   50            48,875
                                                                    ------------
                                                                         919,143
                                                                    ------------
METALS & MINING -- 0.2%
Algoma Steel, Inc., Sec'd. Notes
 11.00%         12/31/09              NR                    25            27,000
Autocam Corp., Sr. Sub. Notes
10.875%         06/15/14             Caa2                   50            32,750
Compass Minerals Group, Inc., Gtd. Notes
 10.00%         08/15/11              B3                    25            27,375
Freeport-McMoRan Resource Partners, Inc.
L.P., Sr. Notes
  7.00%         02/15/08             Ba3                   175           184,406
Hawk Corp., Sr. Notes
  (cost $50,562; purchased 10/25/04)(g)
  8.75%         11/01/14              B2                    50            51,000
Neenah Corp., Sec'd. Notes
   (cost $26,919; purchased 10/15/03)(g)
 11.00%         09/30/10              B2                    25            27,250
Newmont Mining Corp., Notes
 5.875%         04/01/35             Baa1                  245           250,542
Russel Metals, Inc., Sr. Notes (Canada)(l)
 6.375%         03/01/14             Ba3                    75            70,500
Valmont Industries, Inc., Sr. Sub. Notes
 6.875%         05/01/14             Ba3                    50            50,250
                                                                    ------------
                                                                         721,073
                                                                    ------------
OIL & GAS -- 0.7%
Amerada Hess Corp., Bonds
 7.875%         10/01/29             Ba1                   135           171,093
ANR Pipeline, Inc., Notes
 8.875%         03/15/10              B1                    25            27,548
Atmos Energy Corp., Notes
  4.00%         10/15/09             Baa3                  210           205,650
Baker Hughes, Inc., Sr. Notes
 6.875%         01/15/29              A2                   200           251,041
Chesapeake Energy Corp., Sr. Notes
  7.00%         08/15/14             Ba3                    25            26,625
ConocoPhillips, Gtd. Bonds
  5.90%         10/15/32              A3                   245           276,225
Denbury Resources, Inc., Gtd. Notes
  7.50%         04/01/13              B2                    75            78,938
Devon Financing Corp. LLC, Gtd. Notes
  7.875%        09/30/31             Baa2                  145           189,205
Diamond Offshore Drilling, Inc., Sr. Notes
  5.15%         09/01/14             Baa2                  125           128,248
Diamond Offshore Drilling, Sr. Notes
   (cost $149,682; purchased 06/09/05)(g)
 4.875%         07/01/15             Baa2                  150           150,226
Duke Capital LLC, Sr. Notes
  6.25%         02/15/13             Baa3                  175           189,204
Dynegy-Roseton Danskamme Corp., Gtd.
  Notes
  7.27%         11/08/10             Caa2                   50            50,000
Encana Holdings Financial Corp., Gtd.
  Notes (Canada)(l)
  5.80%         05/01/14             Baa2                  200           214,987
Encore Acquisition Co., Gtd. Notes
 8.375%         06/15/12              B2                    50            54,500

Ferrellgas Partners L.P., Sr. Notes
  8.75%         06/15/12              B2                   100           100,500
Forest Oil Corp., Sr. Notes
  8.00%         12/15/11             Ba3                    25            27,688
Grant Prideco, Inc., Co. Gtd.
  9.00%         12/15/09             Ba3                    25            27,500
Hanover Compressor Co., Sr. Notes
  9.00%         06/01/14              B3                    25            26,750
Hilcorp Energy I L.P., Sr. Notes 144A
  (cost $75,000; purchased 08/05/03)(g)
 10.50%         09/01/10              B3                    75            83,250
Kaneb Pipeline Operating Partnership L.P.,
  Sr. Notes
  7.75%         02/15/12             Ba1                    90           103,236
Magnum Hunter Resources, Inc., Gtd. Notes
  9.60%         03/15/12              B2                    33            36,795
Panhandle Eastern Pipe Line Co., Sr. Notes
  4.80%         08/15/08             Baa3                   70            70,918
Parker Drilling Co., Gtd.(g)
 (cost $13,587; purchased 02/25/05)
10.125%         11/15/09              B2                    13            13,666
Pemex Project Funding Master Trust, Gtd.
  Notes
 7.375%         12/15/14             Baa1                  125           140,500
Pemex Project Funding Master Trust, Notes
 144A
 (cost $185,929; purchased 06/08/04)(g)
  4.71%         06/15/10             Baa1                  190           196,460
TGT Pipeline LLC, Notes 144A
 (cost $54,823; purchased 01/12/05)(g)
  5.50%         02/01/17             Baa2                   55            57,268
Transocean, Inc., Notes
  7.50%         04/15/31             Baa2                  110           144,260
XTO Energy, Inc., Sr. Notes
  6.25%         04/15/13             Baa3                  130           140,909
                                                                    ------------
                                                                       3,183,190
                                                                    ------------
PAPER & FOREST PRODUCTS -- 0.1%
Boise Cascade LLC, Sr. Sub. Notes 144A
  (cost $101,343; purchased
  10/15/04 - 12/03/04)(g)
 7.125%         10/15/14              B2                   100            98,750
Celulosa Arauco Y Constitucion SA, Notes
  (Chile)(l)
 5.125%         07/09/13             Baa2                  160           158,767

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B118

            --------------------------------------------------------
            AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
            --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                     PRINCIPAL
INTEREST         MATURITY          MOODY'S            AMOUNT           VALUE
  RATE             DATE            RATING             (000)           (NOTE 2)
--------         --------          -------           ---------      ------------
CORPORATE BONDS (CONTINUED)
PAPER & FOREST PRODUCTS (CONT'D.)
Graphic Packaging International Corp., Sr.
   Notes
  8.50%         08/15/11            B2                 $    25      $     25,875
                                                                    ------------
                                                                         283,392
                                                                    ------------
PHARMACEUTICALS -- 0.1%
Amgen, Inc., Sr. Notes
  4.00%         11/18/09            A2                     125           124,179
GlaxoSmithKline Capital, Inc., Gtd. Notes
 5.375%         04/15/34            Aa2                    125           133,796
                                                                    ------------
                                                                         257,975
                                                                    ------------
PRINTING & PUBLISHING -- 0.1%
Canwest Media, Inc., Co.
  8.00%         09/15/12            B2                     137           145,403
Canwest Media, Inc., Sr. Sub. Notes
   (Canada)(l)
10.625%         05/15/11            B2                     100           109,625
Dex Media East LLC, Gtd. Notes
 9.875%         11/15/09            B1                      25            27,687
12.125%         11/15/12            B2                      98           117,845
Dex Media West LLC, Sr. Notes
  8.50%         08/15/10            B1                      25            27,375
Houghton Mifflin Co., Sr. Notes
  8.25%         02/01/11            B3                      25            26,063
Houghton Mifflin Co., Sr. Sub. Notes
 9.875%         02/01/13            Caa1                    50            53,625
Primedia, Inc., Gtd. Notes
 8.875%         05/15/11            B2                      50            52,625
Primedia, Inc., Sr. Notes
  8.00%         05/15/23            B2                      25            25,188
Sun Media Corp., Gtd. Notes (Canada)(l)
 7.625%         02/15/13            Ba3                     50            53,187
                                                                    ------------
                                                                         638,623
                                                                    ------------
RAILROADS -- 0.1%
Canadian National Railways Co., Bonds
  6.25%         08/01/34            Baa1                   195           225,707
Norfolk Southern Corp., Sr. Notes
  6.00%         04/30/08            Baa1                   250           260,998
                                                                    ------------
                                                                         486,705
                                                                    ------------
REAL ESTATE INVESTMENT TRUST -- 0.3%
Developers Diversified Realty Corp., Notes
 3.875%         01/30/09            Baa3                   145           140,958
EOP Operating L.P., Notes
  4.65%         10/01/10            Baa2                   145           144,822
Lennar Corp., Sr. Unsec'd
   (cost $145,279; purchased 04/21/05)(g)
  5.60%         05/31/15            Baa3                   145           148,882
MDC Holdings, Inc., Co. Gtd.
  5.50%         05/15/13            Baa3                   260           265,846
NVR, Inc., Sr. Notes
  5.00%         06/15/10            Baa3                   150           150,679
Omega Healthcare Investors, Inc., Sr. Notes
  7.00%         04/01/14            B1                      50            50,625
Pulte Homes, Inc., Gtd. Notes
 7.875%         08/01/11            Baa3                   150           174,249
Simon Property Group L.P., Notes
  3.75%         01/30/09            Baa2                   190           185,086
WCI Communities, Inc., Gtd. Notes
 9.125%         05/01/12            Ba3                     50            52,750
                                                                    ------------
                                                                       1,313,897
                                                                    ------------
RESTAURANTS -- 0.1%
El Pollo Loco Inc., Sec'd. Notes
  9.25%         12/15/09            B2                      50            52,500
Perkins Family Restuarants L.P., Sr. Notes
10.125%         12/15/07            B1                      75            76,125
Real Mex Restaurants, Inc., Sr. Notes
 10.00%         04/01/10            B2                      25            26,313
 Yum! Brands, Inc., Sr. Notes
  7.70%         07/01/12            Baa3                   185           217,538
                                                                    ------------
                                                                         372,476
                                                                    ------------
RETAIL & MERCHANDISING -- 0.1%
Adesa Corp., Sr. Sub. Notes
 7.625%         06/15/12            B1                      50            51,000
CVS Corp., Notes
  4.00%         09/15/09            A3                     105           104,136
Jean Coutu Group PJC, Inc., Sr. Notes
   (Canada)(l)
 7.625%         08/01/12            B2                      75            77,812
Kroger Co., Gtd. Notes
  8.05%         02/01/10            Baa2                   180           205,123
Pantry, Inc., Sr. Sub. Notes
  7.75%         02/15/14            B3                      50            51,250
                                                                    ------------
                                                                         489,321
                                                                    ------------
TELECOMMUNICATIONS -- 0.6%
America Movil SA de CV, Co. Gtd.(Mexico)(l)
  5.50%         03/01/14            A3                     115           115,278
Centennial Cellular Operating Co., Gtd. Notes
10.125%         06/15/13            Caa1                    50            56,750
Deutsche Telekom International Finance BV,
   Gtd. Notes (Netherlands)(l)
  8.75%         06/15/30            Baa1                   160           217,309
Echostar DBS Corp., Sr. Notes
 9.125%         01/15/09            Ba3                      3             3,203
Eircom Funding, Sr. Sub. Notes (Ireland)(l)
  8.25%         08/15/13            B1                     100           109,000
France Telecom SA, Notes (France)(l)
  8.00%         03/01/11            Baa1                   155           180,083
Horizon PCS, Inc., Co. Gtd. Notes
11.375%         07/15/12            B3                      25            28,000
Inmarsat Finance PLC, Gtd. (United
   Kingdom)(l)
 7.625%         06/30/12            B2                      25            26,500
IPCS Escrow Co., Sr. Notes
 11.50%         05/01/12            B3                      50            56,000
Lucent Technologies, Inc., Notes
  5.50%         11/15/08            B2                      75            74,813
Motorola, Inc., Notes
  5.80%         10/15/08            Baa3                   215           224,625
New Cingualr Wireless Services, Inc., Sr.
   Notes
  8.75%         03/01/31            Baa2                   170           239,015

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B119

            --------------------------------------------------------
            AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
            --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                     PRINCIPAL
INTEREST         MATURITY          MOODY'S            AMOUNT           VALUE
  RATE             DATE            RATING             (000)           (NOTE 2)
--------         --------        -----------         ---------       -----------
CORPORATE BONDS (Continued)
TELECOMMUNICATIONS (CONT'D.)
Primus Telecommunications Group, Inc., Sr.
Notes
  8.00%         01/15/14            B3                 $    75       $    39,938
Rodgers Wireless Inc., Sr. Sub. Notes
(Canada)(l)
  8.00%         12/15/12            B2                     150           162,375
Rogers Wireless, Inc., Sec'd. Notes
(Canada)(l)
 9.625%         05/01/11            Ba3                     75            88,406
Sprint Capital Corp., Co. Gtd.
 7.625%         01/30/11            Baa3                   220           251,546
Telecom Italia Capital, Gtd. Notes(l)
  5.25%         11/15/13            Baa2                   155           157,621
Telefonos de Mexico SA, Notes 144A
(cost $146,674; purchased 03/10/05)(g)
  5.50%         01/27/15            A3                     150           149,645
Telus Corp., Notes (Canada)(l)
  8.00%         06/01/11            Baa3                   135           158,072
Time Warner Telecom LLC, Sr. Notes(a)
  9.75%         07/15/08            B3                      75            75,750
Time Warner Telecom, Inc., Sr. Notes(a)
10.125%         02/01/11            B3                      50            50,375
TSI Telecommunication Services, Inc., Gtd.
Notes
 12.75%         02/01/09            B2                      75            83,531
UbiquiTel Operating Co., Sr. Notes
 9.875%         03/01/11            Caa1                    75            82,688
US Unwired, Inc., Sec'd. Notes
 10.00%         06/15/12            Caa1                    75            83,813
                                                                    ------------
                                                                       2,714,336
                                                                    ------------
TRANSPORTATION -- 0.1%
CHC Helicopter Corp., Sr. Sub. Notes
 7.375%         05/01/14            B2                      25            25,063
Petroleum Helicopters, Inc., Gtd. Notes,
Series B
 9.375%         05/01/09            B1                      75            79,312
Travelcenters of America, Inc., Gtd. Notes
 12.75%         05/01/09            B3                     175           190,750

Union Tank Car Co., Notes
 7.125%         02/01/07            A2                     150           156,678
                                                                    ------------
                                                                         451,803
                                                                    ------------

UTILITIES -- 0.7%
AES Corp., Sec'd. Notes 144A (cost
 $102,291; purchased 05/01/03 - 09/16/03(g)
  9.00%         05/15/15            Ba3                    100           112,750
AES Corp., Sr. Notes
 8.875%         02/15/11            B1                     125           140,000
  7.75%         03/01/14            B1                      25            27,250
Alabama Power Co., Sr. Notes
 3.484%         08/25/09            A2                     175           175,309
Allegheny Energy Supply Co. LLC, Notes
  7.80%         03/15/11            B2                      25            27,375
Black Hills Corp., Notes
  6.50%         05/15/13            Baa3                   150           160,182
CE Electric UK Funding Co., Sr. Notes
(United Kingdom) 144A
(cost $164,034; purchased 03/03/04)(g)(l)
 6.995%         12/30/07            Baa2                   155           162,619
Centerpoint Energy, Inc. Sr. Notes
  7.25%         09/01/10            Ba2                    135           149,948
CMS Energy Corp., Sr. Notes
  8.50%         04/15/11            B1                     400           448,000
Edison Mission Energy, Sr. Notes
 9.875%         04/15/11            B1                     100           117,625
Exelon Generation Co. LLC, Notes
  5.35%         01/15/14            Baa1                   155           161,026
Pacific Gas & Electric Corp., First Mortgage
  6.05%         03/01/34            Baa1                   150           165,903
Pacific Gas & Electric, Notes
  3.82%         04/03/06            Baa1                    11            11,000
Pinnacle West Capital Corp., Sr. Notes
  6.40%         04/01/06            Baa2                   150           152,049
PPL Capital Funding, Gtd. Notes
  4.33%         03/01/09            Baa3                   190           188,687
Progress Energy, Inc., Sr. Notes
  6.75%         03/01/06            Baa2                   130           132,238
Public Service Co. of New Mexico, Sr. Notes
  4.40%         09/15/08            Baa2                   245           245,356
TXU Energy Co. LLC, Sr. Notes
  3.92%         01/17/06            Baa2                    45            44,994
Utilicorp Canada Finance Corp., Gtd. Notes (Canada)(l)
  7.75%         06/15/11            B2                      25            25,875

Westar Energy, Inc., First Mortgage
 7.875%         05/01/07            Baa3                   110           117,120
  5.10%         07/15/20            Baa3                   110           110,010
Williams Cos., Inc., Notes
  8.75%         03/15/32            B1                      25            30,156
WPD Holdings UK, Jr. Unsub. Notes
144A (cost $111,699; purchased 11/06/03)(l)(g)
 6.875%         12/15/07            Baa3                   110           115,147
                                                                    ------------
                                                                       3,020,619
                                                                    ------------
TOTAL CORPORATE BONDS
   (cost $33,649,478)  ................................               34,489,144
                                                                    ------------
 U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES -- 7.7%
Federal Home Loan Mortgage Corp.
  4.50%    11/01/18 - 04/01/19                             418           417,191
 4.562%         09/01/32                                   101           101,980
  5.00%    12/01/08 - 01/01/35                           2,539         2,553,458
  5.50%         12/01/33                                   166           168,820
  6.00%    10/01/09 - 12/01/33                           2,644         2,706,862
  7.00%    11/01/30 - 06/01/32                             124           130,574
Federal National Mortgage Assoc.
  4.50%            TBA                                   1,150         1,124,844
  4.50%    05/01/18 - 11/01/33                           4,525         4,507,856
  5.00%    03/01/18 - 12/01/18                             414           419,496

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B120

            --------------------------------------------------------
            AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
            --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                     PRINCIPAL
INTEREST         MATURITY          MOODY'S            AMOUNT           VALUE
  RATE             DATE            RATING             (000)           (NOTE 2)
--------         --------          -------           ---------      ------------
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES (CONTINUED)
Federal National Mortgage Assoc. (cont'd.)
  5.50%    01/01/17 - 12/01/34                         $12,887      $ 13,115,840
  6.00%    10/01/13 - 11/01/34                           2,031         2,086,750
  6.50%    05/01/17 - 12/01/32                           1,730         1,796,876
  7.00%    01/01/31 - 04/01/32                              14            14,290
Government National Mortgage Assoc.
 2.946%         3/16/19                                    260           251,087
  5.00%    07/15/33 - 03/20/34                           1,750         1,763,426
  5.50%    01/20/34 - 05/20/34                           1,352         1,380,471
  6.00%    02/15/26 - 01/20/35                             363           374,152
  6.00%           TBA                                       21            21,392
  6.50%    02/15/28 - 12/20/33                             162           168,598
  7.00%    03/15/13 - 08/15/26                             336           354,770
  8.00%    12/15/16 - 07/15/23                              39            42,482
  8.50%    06/15/16 - 10/15/26                             100           108,999
  8.50%         01/15/20                                    --(r)          1,070
  9.50%    10/15/09 - 03/15/19                               4             3,963
 12.00%               09/15/13                              --(r)            182
                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCY
  MORTGAGE-BACKED SECURITIES
  (cost $33,443,311) ..........................................       33,615,429
                                                                    ------------
COLLATERALIZED MORTGAGE
OBLIGATIONS -- 2.9%
Banc of America Commercial Mortgage, Inc.
  Series 2004-6, Class A1
 3.801%         12/10/42             AAA(d)                 97            96,423
  Series 2003-1, Class A2
 4.648%         09/11/36             AAA(d)                350           355,116
Bank of America Mortgage Securities
  Series 2004-A Cl-2A2(c)
 4.135%         02/25/34             AAA(d)                310           307,397
  Series 2004-D Cl 2A2(c)
 4.213%         05/25/34             AAA(d)                116           115,474
  Series 2003-L Cl 2A2(c)
 4.281%         01/25/34             Aaa                   519           517,101
  Series 2004-H, Class 2A2(c)
 4.792%         09/25/34             Aaa                   177           177,983
  Series 2004-I, Class 3A2(c)
 4.974%         10/25/34             Aaa                   191           191,863
Bear Stearns Commercial Mortgage
  Securities
  Series 2004-Pwr6, Class A1
 3.688%         11/11/41             Aaa                    72            71,111
  Series 2004-T14, Class A2
  4.17%         01/12/41             Aaa                   900           900,456
  Series 2005-Pwr8, Class A4
 4.674%         06/11/41             Aaa                   600           605,087
Citigroup Commercial Mortgage Trust,
  Series 2004-C2, Class A1
 3.787%         10/15/41             Aaa                    70            69,226
Commercial Mortgage Pass-Through
  Certification 2005 LP5, Class A1
 4.235%         05/10/43             Aaa                   268           268,848
CS First Boston Mortgage Securities Corp.,
  Series 2005-C1, Class A2
 4.609%         02/15/38             Aaa                 1,175         1,189,375
Fannie Mae, Series 2003-40, Class NI
  5.50%         04/01/33             Aaa                   163             8,940
Federal Home Loan Mortgage Corp.
  Series 2882, Class YP
  5.00%         10/15/27             Aaa                   250           253,285
  Series 2890, Class PB
  5.00%         11/15/27             Aaa                   750           759,152
Federal National Mortgage Assoc.
  Series 2003-W16 Cl Af3
  2.91%         07/25/29             Aaa                   116           115,515
  Series 2003-92 Class NM
  3.50%         04/25/13             Aaa                   300           296,127
  Series 2002-74, Class PJ
  5.00%         03/25/15             Aaa                   575           581,964
  Series 319, Class 2, IO
  6.50%         02/01/32             Aaa                    88            15,689
Freddie Mac
  Series 2614, Class IH, IO
  4.50%    07/15/11 - 05/15/16       Aaa                 1,765           845,542
  Series 2686 Class JG
  5.50%         04/15/28             Aaa                   800           816,917
General Electric Capital Commercial
  Mortgage Corp., Series 2001-1, Class A2
 6.531%         05/15/33             Aaa                   390           431,467
GMAC Commercial Mortgage Securities, Inc.
  Series 2001-C2, Class A2
  6.70%         04/15/34             AAA(d)                375           418,407
GMAC Commercial Mortgage Securities, Inc.
  Series 2001-C2, Class A1
  6.25%         04/15/34             AAA(d)                425           443,577
Greenwich Capital Commercial Funding Corp.
  Series 2004-G1A Class A2
 3.835%         10/08/08             Aaa                   335           332,853
  Series 2005-Gg3 Class Aa(c)
 4.619%         08/10/42             Aaa                   160           161,993
JP Morgan Chase Commercial Mortgage
  Finance Corp.
  Series 2001-CIB2 Class A2
 6.244%         04/15/35             AAA(d)                325           340,180
  Series 2001-CIBC Class A3
  6.26%         03/15/33             AAA(d)                425           463,839
LB-UBS Commercial Mortgage Trust
  Series 2004-C4, Class A2(c)
 4.567%         05/15/29             Aaa                   750           758,871
LB-UBS Commercial Mortgage Trust
  Series 2004-C4, Class A2
 3.246%         03/01/29             Aaa                   475           459,868
Washington Mutual Mortgage, Series
2004-AR1, Class A
 4.229%         03/25/34             Aaa                   181           179,578
                                                                    ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (cost $12,567,007) ..........................................       12,549,224
                                                                    ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.4%
Federal Home Loan Bank
  5.75%         05/15/12                                   300           329,181
Federal Home Loan Mortgage Corp.
 6.625%         09/15/09                                 1,000         1,101,988

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B121

            --------------------------------------------------------
            AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
            --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                     PRINCIPAL
INTEREST         MATURITY          MOODY'S            AMOUNT           VALUE
  RATE             DATE            RATING             (000)#          (NOTE 2)
--------         --------          -------           ---------      ------------
U.S. GOVERNMENT AGENCY
OBLIGATIONS (CONTINUED)
 5.125%         07/15/12                               $   565      $    599,793
  2.75%         3/15/08                                    350           340,749
Federal Home Loan Mortgage Corp. (cont'd.)
  5.00%        07/15/14(a)                               1,000         1,056,753
Federal National Mortgage Assoc.
  6.00%    05/15/08 - 05/15/11                             815           876,172
 4.375%               09/15/12                             450           460,292
  3.25%    08/15/08 - 02/15/09                           1,175         1,151,016
 7.125%         06/15/10                                   535           609,942
  5.00%           TBA                                    1,855         1,851,522
  6.00%           TBA                                    2,025         2,076,257
  5.50%         03/01/18                                    73            74,902
                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (cost $10,396,759) .........................................        10,528,567
                                                                    ------------
ASSET-BACKED SECURITIES -- 0.6%
BankBoston Home Equity Loan Trust, Series
  1998-1, Class A6, IO
  6.35%         02/25/13             Aaa                   188           191,659
Chase Funding Mortgage Loan
  Asset-Backed, Series 2002-2, Class 1M1
 5.599%         09/25/31             Aaa                    80            80,746
Chase Manhattan Auto Owner Trust,
  Series 2003-A, Class A4
  2.06%         12/15/09             Aaa                   285           277,594
Countrywide Asset-Backed Certificates,
  Series 2003-5, Class AF3
 3.613%         04/25/30             Aaa                   247           246,162
New Century Home Equity Loan Trust,
  Series 2005-A, Class A6
 4.954%         08/25/35             AAA(d)                575           578,414
  Series 2005-A, Class M2
 5.344%         06/28/35             AAA(d)                210           211,248
PECO Energy Transition Trust, Series
  2001-A, Class A1
  6.52%         12/31/10             Aaa                   475           524,512
Reliant Energy Transition Bond Co. LLC,
  Series 2001-1, Class A4
  5.63%         09/15/15             Aaa                   350           375,339
                                                                    ------------
TOTAL ASSET-BACKED SECURITIES
  (cost $2,455,876) ..........................................         2,485,674
                                                                    ------------
MUNICIPAL BONDS -- 0.3%
GEORGIA -- 0.1%
Atlanta GA Airport Passenger Facility
  Charge Revenue Bonds
  5.00%         01/01/33             Aaa                   440           462,083
                                                                    ------------
KANSAS -- 0.1%
Kansas State Development Finance
  Authority, Revenue Bonds
 5.501%         05/01/34             Aaa                   125           138,384
                                                                    ------------
OREGON
Oregon State Taxable Pension, General
  Obligation Unlimited
 5.892%         06/01/27             Aa3                    60            69,264
                                                                    ------------
MUNICIPAL BONDS (Continued)
TEXAS -- 0.1%
Houston Texas Utility System Revenue
  5.25%         05/15/06             Aaa                   340           380,297
                                                                    ------------
TOTAL MUNICIPAL BONDS
  (cost $1,020,651) ...........................................        1,050,028
                                                                    ------------
FOREIGN GOVERNMENT BONDS -- 0.1%
Republic of South Africa (South Africa)
  6.50%         06/02/14             Baa1                  265           296,469
United Mexican States (Mexico)
 6.375%         01/16/13             Baa1                  205           220,580
                                                                    ------------
TOTAL FOREIGN GOVERNMENT BONDS
  (cost $481,498) ............................................           517,049
                                                                    ------------

                                                         UNITS
                                                        -------
WARRANTS*
ENTERTAINMENT & LEISURE
Mikohn Gaming Corp., expiring
  08/15/08 144A (cost $0;
  purchased 1/16/02)(g)                                     75(r)             26
TRANSPORTATION
  Travelcenters of America,
  expiring 05/01/09 (cost $0;
  purchased 3/16/01)(g)                                      1               656
                                                                    ------------
TOTAL WARRANTS
  (cost $0) ..................................................               682
                                                                    ------------
TOTAL LONG-TERM INVESTMENTS
  (cost $390,715,724) ........................................       429,246,975
                                                                    ------------
                                                     PRINCIPAL
                                                       AMOUNT
                                                       (000)
                                                     ---------
SHORT-TERM INVESTMENTS -- 20.8%
CERTIFICATE OF DEPOSIT
UBS Bank(b)
  3.04%         07/01/05                                $   48             47,505
                                                                     ------------
COMMERCIAL PAPER -- 3.4%
Countrywide Home Loans(b)
 3.317%         07/02/05                                   981            978,923
Goldman Sachs(b)
 3.097%         07/08/05                                 2,845          2,838,130
Morgan Stanley(b)(c)
 3.517%         07/01/05                                 6,655          6,654,616
Skandinaviska Enskilda Banken(b)(c)
  3.21%         07/02/05                                   963            963,459
Victory Receivables Corp.(b)
 3.309%         07/07/05                                 3,401          3,391,605
                                                                     ------------
                                                                       14,826,733
                                                                     ------------
CORPORATE OBLIGATIONS -- 6.8%
Bank of America NA(b)(c)
 3.517%         07/01/05                                   120            120,177
Goldman Sachs(b)(c)
 3.517%         07/01/05                                 5,772          5,772,471

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B122

            --------------------------------------------------------
            AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
            --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                     PRINCIPAL
INTEREST         MATURITY                             AMOUNT            VALUE
  RATE             DATE                               (000)            (NOTE 2)
--------         --------                            ---------        ----------
CORPORATE OBLIGATIONS (CONTINUED)
Lehman Brothers(b)(c)
 3.497%         07/01/05                              $  4,106      $  4,106,461
Merrill Lynch & Co., Inc.(b)(c)
 3.537%         07/01/05                                10,026        10,026,213
Morgan Stanley(b)(c)
 3.507%         07/01/05                                 3,220         3,220,034
Natexis Banque NY(b)(c)
 3.487%         07/01/05                                 6,074         6,073,505
Sedna Finance Corp.(b)(c)
  3.19%         07/05/05                                   285           284,744
                                                                    ------------
                                                                      29,603,605
                                                                    ------------
TIME DEPOSITS -- 0.9%
Credit Suisse First Boston(b)
 3.375%         07/01/05                                 1,911         1,911,090
Societe Generale NY(b)
 3.375%         07/01/05                                 1,823         1,822,600
                                                                    ------------
                                                                       3,733,690
                                                                    ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.5%
Federal Home Loan Bank
  2.97%         07/01/05                                 2,335         2,335,000
                                                                    ------------

                                                      SHARES
                                                     --------
NON-REGISTERED INVESTMENT COMPANY -- 7.1%
  BlackRock Institutional Money
     Market Trust(b)(j) ..........................  30,953,713        30,953,713
                                                                    ------------
REGISTERED INVESTMENT COMPANIES -- 2.1%
  BlackRock Provident Institutional
     Funds TempCash Portfolio(j) ................    4,505,279         4,505,279
  BlackRock Provident Institutional
     Funds TempFund Portfolio(j) ................    4,505,278         4,505,278
                                                                    ------------
                                                                       9,010,557
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $90,510,803) .........................................        90,510,803
                                                                    ------------
TOTAL INVESTMENTS(o) -- 119.6%
  (cost $481,226,527; Note 6) ................................       519,757,778

LIABILITIES IN EXCESS OF OTHER ASSETS
  (INCLUDES CASH COLLATERAL FOR SECURITIES
  ON LOAN OF $79,165,247) -- (19.6)% .........................       (85,203,984)
                                                                    ------------
NET ASSETS -- 100.0% .........................................      $434,553,794
                                                                    ============

The following abbreviations are used in portfolio descriptions:

144A Security was purchased pursuant to Rule 144A under the securities
     Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

ADR  American Depositary Receipt

IO   Interest Only

NR   Not rated by Moody's or Standard & Poor's.

PIK  Payment-in-kind

TBA  To Be Announced

TIPS Treasury Inflation Protected Securities

*    Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $76,722,750; cash collateral of $79,165,247 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

(c) Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.

(d) Standard & Poor's rating.

(g) Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $4,615,482. The aggregate value, $4,555,164 represents 1.05% of net assets.

(i) Represents issuer in default on interest payments. Non-income producing security.

(j) Security available to institutional investors only.

(l) US$ Denominated Foreign Bonds.

(o) As of June 30, 2005, 187 securities representing $35,569,048 and 6.8% of the total market value were fair valued in accordance with the policies adopted by the Board of Trustees.

(r) Less than 1,000 par.

(v) The rate shown reflects the coupon rate after the step date.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B123

            --------------------------------------------------------
            AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
            --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2005 were as follows:

INDUSTRY
--------
U.S. Treasury Obligations                                       9.7%
U.S. Government Agency Mortgage-Backed Securities               7.7
Financial Services                                              6.8
Oil & Gas                                                       6.7
Financial - Bank & Trust                                        5.5
Retail & Merchandising                                          4.1
Telecommunications                                              3.7
Computer Services & Software                                    3.6
Pharmaceuticals                                                 3.6
Insurance                                                       3.4
Collateralized Mortgage Obligations                             2.9
Medical Supplies & Equipment                                    2.9
Utilities                                                       2.9
Consumer Products & Services                                    2.7
Conglomerates                                                   2.3
Diversified Operations                                          2.0
Entertainment & Leisure                                         2.0
U.S. Government Agency Obligations                              2.0
Semiconductors                                                  1.9
Computer Hardware                                               1.6
Healthcare Services                                             1.5
Beverages                                                       1.4
Food                                                            1.4
Real Estate Investment Trust                                    1.4
Chemicals                                                       1.3
Aerospace                                                       1.2
Electronic Components & Equipment                               0.9
Machinery & Equipment                                           0.9
Business Services                                               0.8
Automotive Manufacturers                                        0.7
Broadcasting                                                    0.7
Cable Television                                                0.7
Internet Services                                               0.7
Metals & Mining                                                 0.7
Asset-Backed Securities                                         0.6
Restaurants                                                     0.6
Paper & Forest Products                                         0.5
Printing & Publishing                                           0.5
Transportation                                                  0.5
Building Materials                                              0.4
Industrial Products                                             0.4
Railroads                                                       0.4
Advertising                                                     0.3
Automotive Parts                                                0.3
Financial - Brokerage                                           0.3
Municipal Bonds                                                 0.3
Clothing & Apparel                                              0.2
Construction                                                    0.2
Environmental Services                                          0.2
Hotels & Motels                                                 0.2
Airlines                                                        0.1
Containers & Packaging                                          0.1
Farming & Agriculture                                           0.1
Foreign Government Bonds                                        0.1
Office Equipment                                                0.1
Personal Services                                               0.1
Short-Term Investments                                         20.8
                                                              -----
                                                              119.6
Liabilities in excess of other assets                         (19.6)
                                                              -----
                                                              100.0%
                                                              =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B124

                     ---------------------------------------
                     AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                     PRINCIPAL
INTEREST         MATURITY          MOODY'S            AMOUNT            VALUE
  RATE             DATE            RATING             (000)#           (NOTE 2)
--------         --------          -------           ---------        ----------
LONG-TERM INVESTMENTS -- 94.2%
FOREIGN BONDS -- 53.2%
AUSTRALIA -- 0.4%
Australia & New Zealand Banking Group,
  Sub. Notes
  4.45%        02/05/15(c)           A1        EUR         150      $    194,023
BHP Billiton Finance, Co. Gtd.
  4.80%         04/15/13             A1           $        450           457,413
Eurofima, Sr. Notes
  6.50%         08/22/11             Aaa       AUD       1,570         1,253,131
                                                                    ------------
                                                                       1,904,567
                                                                    ------------
AUSTRIA -- 1.0%
Republic of Austria, Notes
  3.80%         10/20/13             Aaa       EUR       1,800         2,306,152
Republic of Austria, Unsub. Notes 144A(g)
  (cost $2,345,156; purchased
  05/21/03 - 01/04/05)
  4.00%         07/15/09             Aaa       EUR       1,800         2,314,599
                                                                    ------------
                                                                       4,620,751
                                                                    ------------
BELGIUM -- 0.2%
Belgium Kingdom, Notes
  5.00%         03/28/35             Aa1       EUR         740         1,102,230
                                                                    ------------
CANADA -- 3.0%
Canadian Government, Bonds
  5.00%         06/01/14             Aaa       CAD       7,980         7,125,465

  5.25%    06/01/12 - 06/01/13       Aaa       CAD       2,805         2,472,533

  5.75%    06/01/29 - 06/01/33       Aaa       CAD       2,295         2,319,536
  6.00%         06/01/11             Aaa       CAD         800           741,371
Canandian National Railways Co., Bonds
  6.25%         08/01/34             Baa1                  230           266,218
Encana Holdings Financial Corp., Gtd. Notes
  5.80%         05/01/14             Baa2                  280           300,982
Ford Credit Canada, Sr. Notes
  7.25%         12/07/07             A3        GBP          90           160,184
Telus Corp., Notes
  8.00%         06/01/11             Baa3                  135           158,073
                                                                    ------------
                                                                      13,544,362
                                                                    ------------
CHILE
Celulosa Arauco Y Constitucion SA, Notes
  5.125%        07/09/13             Baa2                  225           223,266
                                                                    ------------
DENMARK -- 1.4%
Kingdom of Denmark, Bonds
  8.00%         03/15/06             Aaa       DKK      33,350         5,633,082
Kingdom of Denmark, Notes
  5.00%         11/15/13             Aaa       DKK       2,750           516,366
                                                                    ------------
                                                                       6,149,448
                                                                    ------------
FINLAND -- 0.9%
Finland Government, Bonds
  5.00%         07/04/07             Aaa       EUR       3,000         3,837,527
Nordea Bank Finland, Sub. Notes
  5.75%         03/26/14             A1        EUR         200           267,432
                                                                    ------------
                                                                       4,104,959
                                                                    ------------
FRANCE -- 5.5%
BNP Paribas SA, Sub. Notes
  5.25%         12/17/12             Aa3       EUR         140           192,756
 5.625%         08/07/08             Aa3       EUR         150           198,383
Credit Lyonnais SA, Sub. Notes
  5.00%         11/15/12             A1        EUR         300           384,603
Dexia Credit Local, Notes
  5.25%         04/25/08             Aa2       EUR         270           352,340
France Telecom SA, Notes
  8.50%         03/01/11             Baa1         $        170           197,511
France Telecom SA, Sr. Unsub. Notes
  7.00%         12/23/09             Baa3      EUR         185           262,858
France Telecom, Sr. Unsub. Bonds
  8.125%          01/28/33           Baa2      EUR          55           103,057
French Government, Bonds
  4.00%         10/25/09             Aaa       EUR       2,500         3,222,732
  4.75%         10/25/12             Aaa       EUR       3,970         5,402,508
  5.00%         04/25/12             Aaa       EUR       4,760         6,547,376
  5.50%         04/25/29             Aaa       EUR       1,280         2,007,252
  5.75%         10/25/32             Aaa       EUR       3,400         5,584,498
Vivendi Environment, Sr. Notes
 5.875%    06/27/08 - 02/01/12       A3        EUR         215           293,501
                                                                    ------------
                                                                      24,749,375
                                                                    ------------
GERMANY -- 13.5%
German Government, Bonds
  3.25%         07/04/15             Aaa       EUR       7,330         8,970,553
  4.25%         02/15/08             Aaa       EUR       2,200         2,807,429
  4.75%    07/04/08 - 07/04/34       Aaa       EUR      10,050        13,741,511
  5.25%         07/04/10             Aaa       EUR       9,970        13,590,299
  5.50%         01/04/31             Aaa       EUR       3,500         5,532,511
  6.00%    01/05/06 - 07/04/07       Aaa       EUR       9,100        11,566,470
KFW Bankengruppe, Gtd. Notes
  4.75%         12/07/10             Aaa       GBP       2,643         4,817,588
                                                                    ------------
                                                                      61,026,361
                                                                    ------------
GREECE -- 0.4%
Greek Government, Bonds
  6.50%         01/11/14             A+(d)     EUR       1,075         1,620,417
                                                                    ------------
Ireland -- 0.8%
Bank of Ireland, Sub. Notes
  6.45%         02/10/10             A1        EUR         190           266,323
Irish Government, Bonds
  4.25%         10/18/07             Aaa       EUR       2,000         2,537,534
Irish Life & Permanent PLC, Sub. Notes
  6.25%         02/15/11             A2        EUR         200           283,031
Jefferson Smurfit Corp., Sr. Notes
 9.625%          10/01/12            B3                    450           452,250
                                                                    ------------
                                                                       3,539,138
                                                                    ------------
ITALY -- 2.7%
Autostrade SpA, Co. Gtd.
  5.00%         06/09/14             A3        EUR         100           133,626

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B125

               ---------------------------------------------------
               AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)
               ---------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                     PRINCIPAL
INTEREST         MATURITY          MOODY'S            AMOUNT            VALUE
  RATE             DATE            RATING             (000)#           (NOTE 2)
--------         --------          -------           ---------        ----------
FOREIGN BONDS (Continued)
ITALY (CONT'D.)
Banca Intesa SpA, Sub.
  5.85%         05/08/14             A2        EUR         200      $    268,075
Banca Monte Dei Paschi di Sien SpA, Sub. Notes
  4.50%         09/24/15             A2        EUR         200           257,927
Edison SpA, Sr. Notes
 5.125%         12/10/10             Baa2      EUR         120           159,818
Italy Treasury, Bonds
  5.00%         10/15/07             Aa2       EUR       3,320         4,273,705
  6.00%         05/01/31             Aa2       EUR         840         1,364,572
  7.25%         11/01/26             Aa2       EUR         660         1,199,262
Italy Treasury, Debs.
  6.75%         07/01/07             Aa2       EUR       2,920         3,853,549
Sanpaolo IMI SpA, Sub.
  3.75%         06/09/15             A1        EUR         190           238,194
Telecom Italia Capital, Gtd. Notes
  5.25%         11/15/13             Baa2         $        245           249,143
UniCredito Italiano SPA, Sub. Notes
  6.10%         02/28/12             Aa3       EUR         150           211,053
                                                                    ------------
                                                                      12,208,924
                                                                    ------------
JAPAN -- 5.0%
Japanese Government, Bonds
  1.00%         12/20/12             A2        JPY     859,700         7,875,723
  1.10%         09/20/12             A2        JPY     304,200         2,810,856
  1.30%    06/20/11 - 12/20/13       A2        JPY     423,300         3,953,711
  1.50%         03/20/15             A2        JPY     185,400         1,728,845
  1.90%         03/20/25             A2        JPY     186,700         1,702,948
  2.00%         06/20/22             A2        JPY     454,500         4,323,688
                                                                    ------------
                                                                      22,395,771
                                                                    ------------
MEXICO -- 2.7%
America Movil SA de CV, Co. Gtd.
  5.50%         03/01/14             A3           $        115           115,278
Mexican Government, Bonds
  8.00%         12/07/23             Baa1      MXN      13,665         1,079,827
  9.00%         12/20/12             NR        MXN      91,420         8,601,610
  9.50%         12/18/14             NR        MXN      15,285         1,429,300
 10.00%         12/05/24             NR        MXN      11,820         1,120,125
                                                                    ------------
                                                                      12,346,140
                                                                    ------------
NETHERLANDS -- 4.3%
Credit Suisse Group Financial Guernsey Ltd., Co. Gtd.
   6.375%          06/07/13          A1        EUR         135           198,994
Deutsche Telekom International Finance BV, Gtd. Notes
  Gtd. Notes
  4.00%         01/19/15             Baa1      EUR         185           231,309
  7.50%         05/29/07             Baa3      EUR         100           132,541
  8.75%         06/15/30             Baa1                  185           251,264
E.ON International Finance BV, Gtd. Notes
  5.75%         05/29/09             A1        EUR         200           270,605
Enbw International Finance BV, Co. Gtd.
  5.875%        02/28/12             A3        EUR         140           197,506
ING Bank NV, Sub. Notes
  5.50%         01/04/12             Aa3       EUR         140           192,919
INGBank NV, Sub.
  Notes 144A(g)
  (cost $111,703; purchased 05/06/03)
  5.125%        05/01/15             Aa3                   110           114,221
Netherlands Government, Bonds
  4.00%         07/15/05             Aaa       EUR       7,400         8,959,566
  4.25%         07/15/13             Aaa       EUR       2,220         2,933,025
  5.00%         07/15/12             Aaa       EUR       3,105         4,273,112
  5.75%         02/15/07             Aaa       EUR         660           846,251
Repsol International Finance BV, Co. Gtd.
 4.625%         10/08/14             Baa1      EUR          75            96,752
RWE Finance BV, Co. Gtd.
 5.375%         04/18/08             A1        EUR         100           130,755
Telecom Italia Finance NV, Co. Gtd.
  7.75%         01/24/33             Baa2      EUR          35            59,027
Telecom Italia Finance NV, Gtd. Notes
 5.875%         01/24/08             Baa2      EUR         250           326,266
 6.875%         01/24/13             Baa2      EUR         205           299,012
                                                                    ------------
                                                                      19,513,125
                                                                    ------------
POLAND -- 0.3%
Polish Government, Bonds
  5.75%         06/24/08             A2        PLZ       4,000         1,233,982
                                                                    ------------
RUSSIA -- 0.1%
Russian Ministry of Finance, Debs.
  3.00%         05/14/11             Ba1                   690           606,441
                                                                    ------------
SOUTH AFRICA -- 0.2%
Republic of South Africa, Bonds
 13.50%         09/15/15             A2        ZAR       4,900         1,014,243
                                                                    ------------
SPAIN -- 3.2%
Banco Bilbao Vizcaya Argentaria SA, Sub. Notes
  4.50%         11/12/15             Aa3       EUR         100           130,007
Spanish Government, Bonds
  4.00%         01/31/10             Aaa       EUR       1,850         2,387,575
  4.95%         07/30/05             Aaa       EUR       7,500         9,092,985
  5.75%         07/30/32             Aaa       EUR         560           917,370
  6.00%         01/31/29             Aaa       EUR       1,130         1,876,363
                                                                    ------------
                                                                      14,404,300
                                                                    ------------
SWEDEN -- 3.3%
Swedish Government, Bonds
  5.25%         03/15/11             Aaa       SEK      85,950        12,595,680
  5.00%         01/28/09             Aaa       SEK      14,800         2,079,466
Vattenfall Treasury AB, Co. Gtd.
  6.00%         04/03/09             A2        EUR         100           135,252
                                                                    ------------
                                                                      14,810,398
                                                                    ------------
TURKEY -- 0.7%
Turkey Government, Bonds
 15.00%         02/10/10             B1        TRY       2,400         1,935,675
 20.00%         10/17/07             B1        TRY       1,359         1,141,959
                                                                    ------------
                                                                       3,077,634
                                                                    ------------
UNITED KINGDOM -- 3.6%
Abbey National PLC, Sub. Notes
 4.625%         02/11/11             A1        EUR         200           264,042

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B126

               ---------------------------------------------------
               AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)
               ---------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                     PRINCIPAL
INTEREST         MATURITY          MOODY'S            AMOUNT            VALUE
  RATE             DATE            RATING             (000)#           (NOTE 2)
--------         --------          -------           ---------        ----------
FOREIGN BONDS (CONTINUED)
UNITED KINGDOM (CONT'D.)
Barclays Bank PLC, Sub. Notes
  5.75%         03/08/11             Aa2       EUR         145      $    201,214
  7.40%         12/15/09             Aa3                   400           450,891
BAT International Finance, Co. Gtd.
 5.125%         07/09/13             Baa1      EUR         100           131,839
European Investment Bank, Bonds
  5.50%         12/07/11             Aaa       GBP         961         1,831,825
HBOS PLC, Sub. Notes
 4.375%         10/30/19             Aa3       EUR         150           193,770
HBOS PLC, Sub. Notes 144A(g)
  (cost $177,897; purchased 10/22/03)
  6.00%         11/01/33             Aa3                   180           201,667
HBOS Treasury Services PLC, Gtd. Notes
  4.75%         02/06/07             Aa2       EUR         300           377,901
HSBC Bank PLC, Sub. Notes
  4.25%         03/18/16             Aa3       EUR         155           199,404
Imperial Tobacco Finance, Gtd. Notes
  6.25%         06/06/07             Baa3      EUR         250           324,661
MBNA Europe Funding PLC, Gtd.
  4.50%         01/23/09             Baa1      EUR         130           166,416
mm02 PLC, Sr. Unsub.
 6.375%         01/25/07             Baa2      EUR         125           160,213
Monumental Global Funding, Sec'd. Notes
  5.75%         03/20/07             Aa3       GBP         120           219,130
National Grid Transco PLC, Sr. Notes
  5.00%         07/02/18             Baa1      EUR          50            66,424
NGG Finance PLC, Gtd. Notes
  5.25%         08/23/06             Baa1      EUR         200           250,040
Rio Tinto Finance PLC, Gtd. Notes
 5.125%         05/10/07             Aa3       EUR         200           254,361
Rolls-Royce PLC, Unsub. Notes
  4.50%         03/16/11             Baa1      EUR         100           129,174
Standard Chartered Bank, Sub.
 3.625%         02/03/17             A3        EUR         190           233,062
UBS AG Jersey Branch, Sub. Notes
  4.50%         09/16/19             Aa3       EUR         200           260,280
Union Bank of Switzerland London, Sub. Notes
  8.00%         01/08/07             Aa3       GBP         207           389,173
United Kingdom Treasury, Bonds
  4.25%         06/07/32             Aaa       GBP       4,600         8,311,088
  4.75%         09/07/15             Aaa       GBP         600         1,127,516
United Utilities Water PLC, Gtd. Notes
 6.625%         11/08/07             A2        EUR         200           265,403
WPD Holdings UK, Jr. Unsub. Notes 144A(g)
  (cost $121,854; purchased 11/06/03)
 6.875%         12/15/07             Baa3                  120           125,615
                                                                    ------------
                                                                      16,135,109
                                                                    ------------
TOTAL FOREIGN BONDS
  (cost $232,903,927) ........................................       240,330,941
                                                                    ------------
U.S. TREASURY OBLIGATIONS -- 12.9%
U.S. Treasury Bonds
 1.625%         09/30/05                                 1,145         1,141,020
 5.375%         02/15/31                                   330           389,503
  6.00%         02/15/26                                 1,905         2,347,764
  6.25%    08/15/23 - 05/15/30                           2,185         2,832,086
 6.375%         08/15/27                                   265           343,662
  6.50%         11/15/26                                 1,485         1,941,813
  7.50%         11/15/16                                   580           760,367
 7.625%         02/15/25                                   170           244,973
  8.50%         02/15/20                                 1,355         1,987,828
U.S. Treasury Inflationary Bonds, TIPS
  2.00%         07/15/14                                 1,695         1,803,279
 2.375%         01/15/25                                 1,150         1,299,689
 3.625%         01/15/08                                   675           860,424
U.S. Treasury Notes
  1.50%         03/31/06                                 2,200         2,168,806
 1.875%         11/30/05                                 4,595         4,569,695
  3.25%         08/15/07                                   790           783,859
 3.375%         11/15/08                                 1,465         1,450,637
 3.375%         12/15/08(k)                              1,655         1,638,904
  3.50%    11/15/06 - 02/15/10                          13,715        13,638,651
  4.00%         06/15/09                                 3,600         3,639,938
  4.75%         05/15/14                                 3,390         3,598,170
  5.00%         08/15/11                                   505           538,555
  5.75%         08/15/10                                 9,535        10,424,072
                                                                    ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (cost $57,502,922) .........................................        58,403,695
                                                                    ------------
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES -- 12.0%
Federal Home Loan Mortgage Corp.
  4.50%    11/01/18 - 05/01/19                             966           961,225
  4.50%           TBA                                       50            48,859
 4.565%         09/01/32                                   142           143,635
  5.00%    12/01/08 - 07/01/35                           3,061         3,083,214
  6.00%         10/01/32                                   354           363,113
  6.50%         10/01/34                                 2,025         2,100,178
  7.00%    10/10/30 - 11/01/30                              51            53,694
Federal National Mortgage Assoc.
  2.91%         07/25/29                                   139           138,115
  3.50%         04/25/13                                   300           296,127
  4.50%         05/01/18                                   427           425,694
  4.50%           TBA                                    2,400         2,347,500
  5.00%         03/25/15                                   700           708,478
  5.00%    03/01/18 - 07/01/33                           6,464         6,512,865
  5.50%    01/01/17 - 01/01/35                          20,660        21,007,634
  6.00%           TBA                                    5,500         5,639,216
  6.00%    05/01/33 - 11/01/34                           3,257         3,340,323
  6.50%        02/01/32, IO                                 56             9,956
  6.50%    09/01/10 - 12/01/32                           1,804         1,871,465
  7.00%    12/01/29 - 01/01/31                              96           101,872
Government National Mortgage Assoc.
 2.946%         03/16/19                                   240           231,773
  5.00%    07/15/33 - 02/20/34                           1,833         1,845,945
  5.50%    01/20/34 - 01/15/35                           1,113         1,136,896
  6.00%           TBA                                      258           266,125
  6.50%    05/15/16 - 12/20/33                             848           887,248
  7.00%    03/15/13 - 12/15/13                             224           236,456

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B127

               ---------------------------------------------------
               AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)
               ---------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                     PRINCIPAL
INTEREST         MATURITY          MOODY'S            AMOUNT            VALUE
  RATE             DATE            RATING             (000)#           (NOTE 2)
--------         --------          -------           ---------        ----------
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES (CONTINUED)
Government National Mortgage Assoc.(cont'd.)
  7.50%    09/15/30 - 06/15/32                    $        187      $    200,548
                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCY
  MORTGAGE-BACKED SECURITIES
  (cost $53,820,418) .........................................        53,958,154
                                                                    ------------
CORPORATE BONDS -- 8.1%
AEROSPACE -- 0.1%
United Technologies Corp., Sr. Notes
  5.40%         05/01/35             A2                    215           226,744
                                                                    ------------
AUTOMOBILE MANUFACTURERS -- 0.1%
Daimlerchrysler NA Holdings Corp., Gtd. Notes
  6.50%         11/15/13             A3                    235           254,732
                                                                    ------------
AUTOMOTIVE PARTS -- 0.1%
TRW Automotive, Inc., Sr. Notes
 9.375%         02/15/13             Ba3                   450           500,625
                                                                    ------------
BEVERAGES -- 0.2%
Bottling Group LLC, Sr. Notes
 4.125%         06/15/15             A3                    450           434,656
Coca Cola Enterprises, Inc., Notes
 6.125%         08/15/11             A2                    400           436,782
                                                                    ------------
                                                                         871,438
                                                                    ------------
BROADCASTING -- 0.1%
Belo Corp., Sr. Unsub. Notes
  8.00%         11/01/08             Baa3                   35            38,060
Hearst-Argyle Television, Inc., Sr. Notes
  7.00%         01/15/18             Baa3                   30            33,244
News America Inc., Bonds
  6.20%         12/15/34             Baa3                  210           221,157
                                                                    ------------
                                                                         292,461
                                                                    ------------
CABLE TELEVISION -- 0.1%
Comcast Corp., Bonds
  5.65%         06/15/35             Baa1                  150           149,908
CSC Holdings, Inc., Sr. Notes 144A
  (cost $458,928; purchased 05/31/05)(g)
  6.75%         04/15/12             B1                    450           425,250
                                                                    ------------
                                                                         575,158
                                                                    ------------
CHEMICALS -- 0.2%
Dow Chemical Corp., Notes
 6.125%         02/01/11             A3                    275           298,923
 4.375%         06/25/10             A3        EUR         100           128,641
Lyondell Chemical Co., Gtd.
 10.50%         06/01/13             B1                    450           516,937
                                                                    ------------
                                                                         944,501
                                                                    ------------
CONGLOMERATES -- 0.1%
Tyco International Group SA, Co. Gtd.
  5.50%         11/19/08             Baa3      EUR         100           132,149
Tyco International Group, Gtd. Notes
 6.375%         10/15/11             Baa3                  245           269,435
                                                                    ------------
                                                                         401,584
                                                                    ------------
CONSTRUCTION
Ryland Group, Inc., Co. Gtd.
 5.375%         01/15/15             Baa3         $         90            90,706
                                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 0.2%
Bunge Ltd. Finance Corp., Co. Gtd. Notes
 4.375%         12/15/08             Baa2                  280           280,261
Procter & Gamble Co., Notes
  4.95%         08/15/14             Aa3                   400           417,682
                                                                    ------------
                                                                         697,943
                                                                    ------------
CONTAINERS & PACKAGING -- 0.1%
Ball Corp., Co. Gtd.
 6.875%         12/15/12             Ba2                   450           474,750
Sealed Air Corp., Sr. Notes 144A
  (cost $216,914; purchased
  04/09/03 - 06/26/03)(g)
 5.375%         04/15/08             Baa3                  215           220,316
                                                                    ------------
                                                                         695,066
                                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.1%
AES Corp., Sr. Notes
  7.75%         03/01/14             B1                    450           490,500
                                                                    ------------
ENTERTAINMENT & LEISURE -- 0.1%
AOL Time Warner, Inc., Gtd. Bonds
 7.625%         04/15/31             Baa1                  210           263,098
Gtech Holdings Corp., Co. Gtd.
  4.50%         12/01/09             Baa1                  120           118,511
                                                                    ------------
                                                                         381,609
                                                                    ------------
FARMING & AGRICULTURE -- 0.1%
Cargill, Inc., Notes 144A
     (cost $450,981; purchased 06/27/05)(g)
 3.625%         03/04/09             A2                    460           450,296
                                                                    ------------
FINANCIAL - BANK & TRUST -- 0.6%
ABN AMRO Bank NV, Sub. Notes
 7.125%         06/18/07             A1                    215           226,878
BAC Capital Trust VI, Gtd. Bonds
 5.625%         03/08/35             Aa3                   260           268,060
Bank of America Corp., Co. Gtd.
 6.125%         12/16/10             Aa2       EUR         215           414,153
Bank of America Corp., Sr. Notes
 4.875%         09/15/12             Aa2                   400           412,020
Bank One Corp., Sub. Notes
  5.25%         01/30/13             A1                    285           295,336
BB&T Corp., Sub. Notes
  6.50%         08/01/11             A1                    205           227,844
CIT Group, Inc., Sr. Notes
  5.00%         02/01/15             A2                    400           402,434
Huntington National Bank, Sr. Notes
 4.375%         01/15/10             A2                    250           250,497
MBNA America Bank NA, Sub. Notes
 7.125%         11/15/12             Baa2                   80            92,116
Northern Trust Co., Sub. Notes
  4.60%         02/01/13             A1                    155           156,586
Residential Capital Corp., Notes 144A
  (cost $69,796; purchased 06/21/05)(g)
 6.375%         06/30/10             Baa2                   70            70,411

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B128

               ---------------------------------------------------
               AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)
               ---------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                     PRINCIPAL
INTEREST         MATURITY          MOODY'S            AMOUNT            VALUE
  RATE             DATE            RATING             (000)#           (NOTE 2)
--------         --------          -------           ---------        ----------
CORPORATE BONDS (Continued)
FINANCIAL - BANK & TRUST (CONT'D.)
US Bank NA, Notes
  2.87%         02/01/07             Aa1          $        140      $    137,795
                                                                    ------------
                                                                       2,954,130
                                                                    ------------
FINANCIAL - BROKERAGE -- 0.2%
Citigroup, Inc., Sub. Notes
  5.00%         09/15/14             A1                    390           399,681
Legg Mason, Inc., Sr. Notes
  6.75%         07/02/08             A3                    125           134,560
Lehman Brothers Holdings, Notes
  3.50%         08/07/08             A1                    340           333,193
                                                                    ------------
                                                                         867,434
                                                                    ------------
FINANCIAL - SERVICES -- 2.2%
Altria Finance Ltd., Co., Gtd.
 5.625%         06/24/08             Baa2      EUR         100           130,076
American Express Credit Corp., Notes
 3.625%         10/13/09             Aa3       EUR         210           264,300
BES Finance Ltd., Gtd.
  6.25%         05/17/11             A2        EUR         140           197,142
Capital One Bank, Sub. Notes
  6.50%         06/13/13             Baa3                  345           380,175
CIT Group, Inc., Sr. Notes
 3.875%         05/21/10             Aa1       EUR         210           267,282
  4.25%         09/22/11             A2        EUR         150           191,212
Countrywide Home Loan, Inc., Notes
 4.125%         09/15/09             A3                    260           256,810
Devon Financing Corp. LLC, Gtd. Notes
 7.875%         09/30/31             Baa2                  210           274,020
Duke Capital Corp., Notes
 4.302%         05/18/06             Baa3                  100           100,229
Erac Usa Finance Co., Bonds 144A
  (cost $205,448; purchased 04/13/05)(g)
  5.60%         05/01/15             Baa1                  205           212,228
Federal Home Loan Mortgage Corp., Notes
  5.00%         07/15/14             Aaa                   600           634,052
Ford Motor Credit Co., Notes
 4.218%        11/16/06(c)           A3                    100            99,159
Ford Motor Credit Co., Sr. Notes
  5.80%         01/12/09             A3                    680           646,023
Franklin Resources, Inc., Notes
  3.70%         04/15/08             A2                     80            78,823
General Electric Capital Corp., Notes
 5.125%         06/20/07             Aaa       EUR         425           542,947
  6.00%         06/15/12             Aaa                   240           262,122
 6.125%         02/22/11             Aaa                   270           293,698
General Motors Accept Corp., Unsub.
 6.125%         03/15/07             Baa1      EUR         250           306,750
General Motors Acceptance Corp., Notes
  7.25%         03/02/11             Baa2                  185           173,665
Goldman Sachs Group, Inc., Co. Gtd.
  4.25%         08/04/10             Aa3       EUR         100           128,873
Goldman Sachs Group, Inc., Sub. Notes
 6.345%         02/15/34             A1                    395           429,456
Hartford Financial Services Group, Sr. Notes
  4.75%         03/01/14             A3                    450           450,023
Household Finance Corp., Notes
  5.125%        06/24/09             A1        EUR         100           132,199
HSBC Finance Corp., Notes
  5.00%         06/30/15             A1                    290           292,835
Hutchinson Whampoa Finance Ltd., Co. Gtd.
  5.875%        07/08/13             A3        EUR          92           126,850
International Lease Finance Corp., Notes
  4.125%        10/09/08             A1        EUR         180           227,462
  6.375%        03/15/09             A1                    245           259,431
iStar Financial, Inc., Sr. Notes
  5.125%        04/01/11             Baa3                  265           264,288
John Deere Capital Corp., Notes
  7.00%         03/15/12             A3                    280           321,678
JP Morgan Chase & Co., Notes
  3.875%        12/03/08             A1        EUR         250           316,295
MBNA America Bank NA, Notes
  4.625%        08/03/09             Baa1                  175           177,655
Merrill Lynch & Co., Sr. Unsub.
  4.625%        10/02/13             Aa3       EUR         150           197,307
Merrill Lynch & Co., Sr. Unsub. Notes
  7.375%        12/17/07             Aa3       EUR          90           171,568
Morgan Stanley, Sr. Notes
  4.375%        03/01/10             Aa3       EUR         200           257,603
Transamerica Capital II Co., Co. Gtd.144A
  (cost $127,170; purchased 01/3/05)(g)
  7.65%         12/01/26             Baa1                  110           132,549
Verizon Global Funding Corp., Notes
  7.75%         12/01/30             A2                    245           317,359
Webster Bank, Sr. Notes
 5.125%         04/15/14             Baa3                  205           208,023
Wells Fargo & Co., Notes
 3.512%        03/23/07(c)           Aa1                   310           310,376
                                                                    ------------
                                                                      10,032,543
                                                                    ------------
FOOD -- 0.1%
Kraft Foods, Inc., Notes
 5.625%         11/01/11             A3                    300           318,670
McCormick & Co., Inc., Notes
  6.40%         02/01/06             A2                    310           315,628
                                                                    ------------
                                                                         634,298
                                                                    ------------
HEALTHCARE SERVICES
Highmark, Inc., Notes 144A
  (cost $192,396; purchased 08/14/03 - 1/3/05)(g)
  6.80%         08/15/13             Baa3                  185           205,481
                                                                    ------------
HOTELS & MOTELS -- 0.1%
Harrahs Operating Co., Inc., Gtd. Notes
  5.50%         07/01/10             Baa3                   90            92,985
MGM Mirage, Inc., Sr. Notes
  6.75%         09/01/12             Ba2                   450           465,750
                                                                    ------------
                                                                         558,735
                                                                    ------------
INSURANCE -- 0.5%
Ace INA Holdings, Inc., Notes
  5.875%        06/15/14             A3                    155           162,716

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B129

               ---------------------------------------------------
               AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)
               ---------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                     PRINCIPAL
INTEREST         MATURITY          MOODY'S            AMOUNT            VALUE
  RATE             DATE            RATING             (000)#           (NOTE 2)
--------         --------          -------           ---------        ----------
CORPORATE BONDS (CONTINUED)
INSURANCE (CONT'D.)
AIG SunAmerica Global Financing XII,
  Notes 144A(cost $414,163; purchased
  06/21/05)(g)
  5.30%         05/30/07             Aa1                  $406      $    414,268
Allstate Financial Global Funding LLC,
  Notes 144A (cost $321,203;
  purchased 1/24/02 - 1/3/05)(g)
  5.25%         02/01/07             Aa2                   320           325,939
Fund American Cos., Inc., Notes
 5.875%         05/15/13             Baa2                  200           208,638
Genworth Financial, Inc., Notes
  5.75%         06/15/14             A2                    185           198,752
John Hancock Global Fund
 3.875%         02/08/06             AA(d)     EUR         200           244,108
Nationwide Financial Services, Inc., Sr.
  Notes
  5.90%         07/01/12             A3                    200           216,308
Nationwide Mutual Insurance Co., Bonds
  144A (cost $114,749; purchased
  03/31/04)(g)
  6.60%         04/15/34             A2                    115           120,409
NLV Financial Corp., Sr. Notes 144A
  (cost $146,360; purchased
  08/20/03 - 12/03/03)(g)
  7.50%         08/15/33             Baa3                  145           167,827
Security Benefit Life Insurance Co.,
  Notes 144A (cost $94,788; purchased
  09/26/03)(g)
  7.45%         10/01/33             Baa1                   95           111,523
                                                                    ------------
                                                                       2,170,488
                                                                    ------------
MANAGED HEALTHCARE -- 0.1%
HCA, Inc., Notes
 6.375%         01/15/15             Ba2                   450           468,049
                                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.2%
Amgen, Inc., Sr. Notes
  4.00%         11/18/09             A2                    260           258,293
Boston Scientific Corp., Notes
  5.45%         06/15/14             Baa1                  425           446,930
Hospira, Inc., Notes
  4.95%         06/15/09             Baa3                  195           198,884
                                                                    ------------
                                                                         904,107
                                                                    ------------
METALS & MINING -- 0.1%
Alcan, Inc., Notes
  5.00%         06/01/15             Baa1                  350           352,294
Newmont Mining Corp., Notes
 5.875%         04/01/35             Baa1                  300           306,786
                                                                    ------------
                                                                         659,080
                                                                    ------------
OIL & GAS -- 0.7%
Amerada Hess Corp., Bonds
 7.875%         10/01/29             Ba1                   210           266,144
Atmos Energy Corp., Notes
  4.00%         10/15/09             Baa3                  250           244,822
Baker Hughes, Inc., Sr. Notes
 6.875%         01/15/29             A2                    300           376,561
ConocoPhillips, Gtd. Bonds
  5.90%         10/15/32             A3                    255           287,500
Diamond Offshore Drilling, Inc., Sr. Notes
  5.15%         09/01/14             Baa2                  115           117,989
Diamond Offshore Drilling, Sr. Notes 144A
  (cost $169,640; purchased 06/09/05)(g)
 4.875%         07/01/15             Baa2                  170           170,256
Duke Capital LLC, Sr. Notes
  6.25%         02/15/13             Baa3                  240           259,480
Kaneb Pipeline Operating Partnership L.P.,
  Sr. Notes
  7.75%         02/15/12             Ba1                   145           166,325
Panhandle Eastern Pipe Line Co., Sr. Notes
  4.80%         08/15/08             Baa3                   90            91,180
Pemex Project Funding Master Trust, Gtd.
  Notes
 7.375%        12/15/14(c)           Baa1                  230           258,520
Pemex Project Funding Master Trust, Notes
  144A (cost $190,825; purchased 06/08/04)(g)
  4.71%         06/15/10             Baa1                  195           201,630
TGT Pipeline LLC, Notes 144A (cost
  $59,807; purchased 01/12/05)(g)
  5.50%         02/01/17             Baa2                   60            62,475
Transocean, Inc., Notes
  7.50%         04/15/31             Baa2                  205           268,848
XTO Energy, Inc., Sr. Notes
  6.25%         04/15/13             Baa3                  230           249,300
                                                                    ------------
                                                                       3,021,030
                                                                    ------------
PHARMACEUTICALS
GlaxoSmithKline Capital, Inc., Gtd. Notes
 5.375%         04/15/34             Aa2                   190           203,369
                                                                    ------------
PIPELINES -- 0.1%
Williams Cos., Inc., Notes
 8.125%         03/15/12             B1                    450           513,000
                                                                    ------------
RAILROADS -- 0.1%
Norfolk Southern Corp., Sr. Notes
  6.00%         04/30/08             Baa1                  295           307,978
                                                                    ------------
REAL ESTATE INVESTMENT TRUST -- 0.4%
Developers Diversified Reatly Corp., Notes
 3.875%         01/30/09             Baa3                  145           140,958
EOP Operating L.P., Notes
  4.65%         10/01/10             Baa2                  210           209,741
Lennar Corp., Sr. Unsec'd 144A (cost
  $199,559; purchased 04/21/05)(g)
  5.60%         05/31/15             Baa3                  200           205,355
MDC Holdings, Inc., Co. Gtd.
  5.50%         05/15/13             Baa3                  350           357,870
NVR, Inc., Sr. Notes
  5.00%         06/15/10             Baa3                  290           291,313
Pulte Homes, Inc., Gtd. Notes
 7.875%         08/01/11             Baa3                  240           278,798
Simon Property Group L.P., Notes
  3.75%         01/30/09             Baa2                  245           238,664
                                                                    ------------
                                                                       1,722,699
                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B130

               ---------------------------------------------------
               AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)
               ---------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                     PRINCIPAL
INTEREST         MATURITY          MOODY'S            AMOUNT            VALUE
  RATE             DATE            RATING             (000)#           (NOTE 2)
--------         --------          -------           ---------        ----------
CORPORATE BONDS (CONTINUED)
RETAIL & MERCHANDISING -- 0.2%
CVS Corp., Notes
  4.00%         09/15/09             A3                 $   95      $     94,218
Kroger Co., Gtd. Notes
  8.05%         02/01/10             Baa2                  220           250,706
Yum! Brands, Inc., Sr. Notes
  7.70%         07/01/12             Baa3                  325           382,162
                                                                    ------------
                                                                         727,086
                                                                    ------------
TELECOMMUNICATIONS -- 0.4%
AT&T Broadband Corp., Gtd. Notes
 8.375%         03/15/13             Baa2                  200           244,229
Motorola, Inc., Notes
  5.80%         10/15/08             Baa3                  230           240,296
New Cingualr Wireless Services, Inc., Sr.
  Notes
  8.75%         03/01/31             Baa2                  195           274,164
Rodgers Wireless, Inc., Sr. Sec'd. Notes
 6.375%         03/01/14             Ba3                   450           460,125
Sprint Capital Corp., Co. Gtd.
 7.625%         01/30/11             Baa3                  210           240,113
Telefonos de Mexico SA, Notes 144A
  (cost $166,231; purchased 03/10/05)(g)
  5.50%         01/27/15             A3                    170           169,598
                                                                    ------------
                                                                       1,628,525
                                                                    ------------
UTILITIES -- 0.5%
Alabama Power Co., Sr. Notes
 3.484%         08/25/09(c)          A2                    240           240,424
Black Hills Corp., Notes
  6.50%         05/15/13             Baa3                  230           245,612
Centerpoint Energy, Inc. Sr. Notes
  7.25%         09/01/10             Ba2                   190           211,039
Exelon Generation Co. LLC, Notes
  5.35%         01/15/14             Baa1                  170           176,609
Pacific Gas & Electric Corp., First Mortgage
  6.05%         03/01/34             Baa1                  200           221,204
Pacific Gas & Electric, Notes
  3.82%        04/03/06(c)           Baa1                   11            11,000
Pinnacle West Capital Corp., Sr. Notes
  6.40%         04/01/06             Baa2                  265           268,620
PPL Capital Funding, Gtd. Notes
  4.33%         03/01/09             Baa3                  195           193,653
Progress Energy, Inc., Sr. Notes
  6.75%         03/01/06             Baa2                  215           218,701
Public Service Co. of New Mexico, Sr. Notes
  4.40%         09/15/08             Baa2                  255           255,371
TXU Energy Co. LLC, Sr. Notes
  3.92%        01/17/06(c)           Baa2                   43            42,994
Westar Energy, Inc., First Mortgage
  5.10%         07/15/20             Baa3                  145           145,013
 7.875%         05/01/07             Baa3                  100           106,472
                                                                    ------------
                                                                       2,336,712
                                                                    ------------
TOTAL CORPORATE BONDS
  (cost $35,681,499) .........................................        36,788,107
                                                                    ------------

COLLATERALIZED MORTGAGE
OBLIGATIONS -- 2.5%
Banc of America Commercial Mortgage, Inc.
  Series 2003-1, Class A2
 3.801%         12/10/42             AAA(d)                 88            87,240
  Series 2004-6, Class A1
 4.648%         09/11/36             AAA(d)                500           507,308
Bank of America Mortgage Securities
  Series 2004-ACl-2A2
 4.135%        02/25/34(c)           AAA(d)                310           307,397
  Series 2004-D Cl2A2
 4.217%        05/25/34(c)           Aaa                   129           127,935
  Series 2003-L Cl2A2
 4.281%        01/25/34(c)           AAA(d)                580           577,937
  Series 2004-H, Class 2A2
 4.792%        09/25/34(c)           AAA(d)                165           166,375
  Series 2004-I Class 3A2
 4.974%        10/25/34(c)           Aaa                   153           153,491
Bear Stearns Commercial Mortgage Securities
  Series 2004-PWR6, Class A1
 3.688%         11/11/41             Aaa                    67            66,667
  Series 2005-T18, Class A1
 4.274%        02/13/42(c)           Aaa                   685           686,889
  Series 2005-PWR8, Class A4
 4.674%         06/11/41             Aaa                   725           731,146
  Series 2002-Top8Cl-A2
  4.83%         08/15/38             AAA(d)                935           956,444
Citigroup Commercial Mortgage Trust
  Series 2004-C2, Class A1
 3.787%         10/15/41             Aaa                    65            64,611
CS First Boston Mortgage Securities
  Corp., Series 2005-C1, Class A2
 4.609%         02/15/38             Aaa                 1,300         1,315,904
DLJ Commercial Mortgage Corp.
  Series 1999-CG2, Class A1B
  7.30%         06/10/32             Aaa                   450           497,821
Fannie Mae
  Series 2003-40, Class NI, IO
  5.50%         04/01/33             Aaa                   245            13,491
Freddie Mac
  Series 2631, Class PC, IO
  4.50%     06/15/11-03/15/16        Aaa                 1,757         1,046,641
  Series 2627, Class IE, IO
  4.50%     05/15/16-04/15/18        Aaa                   445            60,771
  Series 2686, Class JG
  5.50%         04/15/28             Aaa                   925           944,560
General Electric Capital Commercial
  Mortgage Corp.
  Series 2001-1, Class A2
 6.531%         05/15/33             Aaa                   550           608,480
GMAC Commericial Mortgage Securities,
  Inc.
  Series 2001-C2, Class A1
  6.25%         04/15/34             AAA(d)                578           603,265
Greenwich Capital Commercial Funding Corp.
  Series 2004-GG1A, Class A2
 3.835%         10/08/08             Aaa                   375           372,597
  Series 2005-GG, Class Aab
 4.619%        08/10/42(c)           Aaa                   325           329,048

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B131

               ---------------------------------------------------
               AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)
               ---------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                     PRINCIPAL
INTEREST         MATURITY          MOODY'S            AMOUNT            VALUE
  RATE             DATE            RATING             (000)#           (NOTE 2)
--------         --------          -------           ---------        ----------
COLLATERALIZED MORTGAGE
OBLIGATIONS (CONTINUED)
GS Mortgage Securities Corp.
  Series 2004-GG2, Class A2
 4.293%         08/01/38             Aaa                $  140      $    140,619
JP Morgan Chase Commercial Mortgage
  Finance Corp.
  Series 2001-CIB2, Class A2
 6.244%         04/15/35             AAA(d)                225           235,509
  Series 2001-CIBC, Class A3
  6.26%         03/15/33             AAA(d)                440           480,210
Washington Mutual Mortgage
  Series 2004-AR1, Class A
 4.229%         03/25/34(c)          Aaa                   181           179,578
                                                                    ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (cost $11,270,838) .........................................        11,261,934
                                                                    ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.0%
Federal Home Loan Bank
  5.75%         05/15/12                                   675           740,656
Federal Home Loan Mortgage Corp.
  2.75%         03/15/08                                 2,100         2,044,495
Federal National Mortgage Assoc.
  3.25%         08/15/08                                 2,110         2,072,263
 4.375%         09/15/12                                 1,050         1,074,016
 4.625%         10/15/14                                 1,500         1,541,256
  6.00%         05/15/11                                   485           534,065
 7.125%         06/15/10                                   600           684,047
Student Loan Marketing Assoc.
 3.361%         01/26/09                                   240           240,727
  4.13%         04/01/09                                   155           152,404
                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (cost $8,954,439) ...........................................        9,083,929
                                                                    ------------
SOVEREIGNISSUES -- 1.6%
Republic of Brazil, Bonds (Brazil)
 10.50%         07/14/14             B1                  3,560         4,218,600
Republic of Serbia (Serbia)(v)
  3.75%         11/01/24             B+(d)               2,520         2,164,476
Republic of South Africa (South Africa)
  6.50%         06/02/14             Baa1                  300           335,625
United Mexican States (Mexico)
 6.375%         01/16/13             Baa1                  270           290,520
                                                                    ------------
TOTAL SOVEREIGNISSUES
  (cost $6,816,787) ...........................................        7,009,221
                                                                    ------------
ASSET-BACKED SECURITIES -- 1.1%
BankBoston Home Equity Loan Trust,
  Series 1998-1, Class A6
  6.35%         02/25/13             Aaa                   207           210,825
Chase Funding Mortgage Loan
  Asset-Backed, Series 2003-1, Class 1A6
 4.458%         03/25/14             Aaa                   500           500,110
Chase Funding Mortgage Loan
  Asset-Backed, Series 2002-2, Class 1M1
 5.599%         09/25/31             Aa2                    60            60,559
Chase Manhattan Auto Owner Trust
  Series 2003-A, Class A4
  2.06%         12/15/09             Aaa                   455           443,176
  Series 2001-B, Class CTFS
  3.75%         05/15/08             Aa3                    47            46,881
Citibank Credit Card Issuance Trust
  Series 2000-A3 Class A3
 6.875%         11/15/09             Aaa                   825           879,539
  Series 2000-A1, Class A1
  6.90%         10/15/07             Aaa                   150           151,467
Commercial Mortgage Pass-Through
  Certification, Series 2005-LP5, Class A1
 4.235%         05/10/43             Aaa                   658           659,899
Countrywide Asset-Backed Certificates,
  Series 2003-5, Class AF3
 3.613%         04/25/30             Aaa                   267           265,699
Harley-Davidson Motorcycle Trust
  Series 2001-1, Class B
  5.29%         01/15/09             A1                     46            46,345
New Century Home Equity Loan Trust
  Series 2005-A, Class A6(v)
 4.954%         06/28/35             AAA(d)                770           774,572
  Series 2005-A, Class M2(v)
 5.344%         06/28/35             AA(d)                 255           256,514
PECO Energy Transition Trust
  Series 2001-A, Class A1
  6.52%         12/31/10             Aaa                   475           524,512
Reliant Energy Transition Bond Co. LLC
  Series 2001-1, Class A4
  5.63%         09/15/15             Aaa                   275           294,909
                                                                    ------------
TOTAL ASSET-BACKED SECURITIES
  (cost $5,128,673) ...........................................        5,115,007
                                                                    ------------
MUNICIPAL BONDS -- 0.8%
CALIFORNIA -- 0.1%
California State Economic Recovery, Series A
  5.00%         07/01/16             Aa3                   115           123,857
California State Variable Purpose GO
  5.25%         04/01/34             Baa1                  105           113,384
                                                                    ------------
                                                                         237,241
                                                                    ------------
DISTRICT OF COLUMBIA -- 0.1%
Disctrict of Columbia General Obligation
  Unlimtied (MBIA Insured)
  5.00%         06/01/16             Aaa                   320           350,106
                                                                    ------------
GEORGIA -- 0.1%
Atlanta GA Airport Passenger Facility
  Charge Revenue Bonds
  5.00%         01/01/33             Aaa                   485           509,342
                                                                    ------------
KANSAS
Kansas State Development Finance
  Authority, Revenue Bonds
 5.501%         05/01/34             Aaa                   125           138,384
                                                                    ------------
NEVADA -- 0.1%
Clark County Nevada School District
  Series D
  5.00%         06/15/18             Aaa                   240           263,263
                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B132

               ---------------------------------------------------
               AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)
               ---------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                     PRINCIPAL
INTEREST         MATURITY          MOODY'S            AMOUNT            VALUE
  RATE             DATE            RATING             (000)#           (NOTE 2)
--------         --------          -------           ---------        ----------
MUNICIPAL BONDS (CONTINUED)
NEW YORK -- 0.1%
New York State Urban Development Corp.
  Series A
  5.25%         01/01/21             AA-(d)              $ 200      $    213,490
New York, NY, Series J
  3.75%         03/01/14             A2                    130           141,907
                                                                    ------------
                                                                         355,397
                                                                    ------------
NORTH CAROLINA -- 0.1%
North Carolina State Public Impt., Series A
  5.25%         03/01/13             Aa1                   645           728,953
                                                                    ------------
PUERTO RICO -- 0.1%
Puerto Rico Public Finance Corp., Series A
  5.25%         08/01/29             Aaa                   395           439,165
                                                                    ------------
TEXAS -- 0.1%
Houston Texas Utility System Revenue
  5.25%         05/15/16             Aaa                   405           453,001
                                                                    ------------
TOTAL MUNICIPAL BONDS
  (cost $3,427,693) ..........................................         3,474,852
                                                                    ------------

                                                         UNITS
                                                        -------
WARRANTS*
Central Bank of Nigeria, expiring on
  11/15/20 (Nigeria) (cost $0; purchased
  09/15/98)(g)                                             250                 -
Republic of Venezuela, expiring on
  04/15/20 (Venezuela) (cost $0;
  purchased 1/12/99)(g)                                  1,250                 -
Travelcenters of America, expiring
  on 05/01/09 (cost $0; purchased
  03/28/05)(g)                                             250               313
Travelcenters of America Units,
  expiring 05/01/09 (cost $0;
  purchased 2/7/01)(g)                                     750               937
                                                                    ------------
TOTAL WARRANTS
  (cost $0) ...................................................            1,250
                                                                    ------------
TOTAL LONG-TERM INVESTMENTS
  (cost $415,507,196) .........................................      425,427,090
                                                                    ------------

                                                     PRINCIPAL
                                                       AMOUNT
                                                       (000)
                                                     ---------
SHORT-TERM INVESTMENT -- 0.6%
U.S. Government Agency Obligations
Federal Home Loan Bank
  (cost $2,500,000)
  2.97%         07/01/05                                $2,500         2,500,000
                                                                    ------------
TOTAL INVESTMENTS(o) -- 94.8%
  (cost $418,007,196; Note 6) ................................       427,927,090

OTHER ASSETS IN EXCESS
  OF LIABILITIES(u) -- 5.2% ..................................        23,564,367
                                                                    ------------
NET ASSETS -- 100.0% .........................................      $451,491,457
                                                                    ============

The following abbreviations are used in portfolio descriptions:

144A Security was purchased pursuant to Rule 144A under the securities
     Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

ARS  Austrian Schilling

AUD  Australian Dollar

BRL  Brazilian Ruel

CAD  Canadian Dollar

CNY  Chinese Yuan

DKK  Denmark Krone

EUR  Euro

GBP  British Pound

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

MYR  Malaysian Rungnett

NOK  Norwegian Kroner

NR   Not rated by Moody's or Standard & Poor's.

PLZ  Polish Zloty

SEK  Swedish Krona

TBA  To Be Announced

TIPS Treasury Inflation Protected Securities

TRY  Turkish Lira

ZAR  South African Rand

*    Non-income producing security.

#    Principal amount is shown in U.S. dollars unless otherwise stated.

(d)  Standard & Poor's rating.

(g) Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $6,355,568. The aggregate value, $6,423,163 represents 1.42% of net assets.

(k) Securities or a portion thereof with an aggregate market value of $56,451 have been segregated with the custodian to cover margin requirements for the futures contracts open at June 30, 2005.

(o) As of June 30, 2005, 2 securities representing $0 and 0% of the total market value were fair valued in accordance with the policies adopted by the Board of Trustees.

(u) Other assets in excess of liabilities includes net unrealized depreciation on futures contracts and forward foreign currency contracts as follows:

Futures contracts open at June 30, 2005:

  NUMBER                                         VALUE AT         VALUE AT
   OF                          EXPIRATION         TRADE           JUNE 30,           UNREALIZED
CONTRACTS       TYPE             MONTH             DATE             2005            DEPRECIATION
---------      ------          ----------       ----------       ----------         ------------
SHORT POSITIONS:
           U.S. Treasury
   326     5 Year Note           Sep 05         $35,386,179      $35,498,344           $(112,165)
           U.S. Treasury
   171     10 Year Note          Sep 05          19,316,820       19,403,156             (86,336)
           U.S. Treasury
    15     30 Year Note          Sep 05           1,746,781        1,781,250             (34,469)
                                                                                       ---------
                                                                                       $(232,970)
                                                                                       =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B133

               ---------------------------------------------------
               AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)
               ---------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

Forward foreign currency exchange contracts outstanding at June 30, 2005:
PURCHASE CONTRACTS

                                                                              IN                                    UNREALIZED
SETTLEMENT                                      CONTRACTS TO               EXCHANGE             CONTRACTS          APPRECIATION
MONTH                TYPE                         RECEIVE                    FOR                 AT VALUE         (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------------
Jan 06           Buy        ARS                    5,713,270            $  1,861,000          $  1,979,478        $   118,478
Feb 06           Buy        ARS                    5,577,152               1,888,000             1,932,318             44,318
May 06           Buy        ARS                    7,707,707               2,545,014             2,670,492            125,478
Aug 05           Buy        AUD                    1,281,221                 963,997               972,370              8,373
Mar 06           Buy        BRL                    3,017,740                 968,000             1,292,394            324,394
Apr 06           Buy        BRL                    2,502,050                 815,000             1,071,542            256,542
Aug 05           Buy        CAD                    7,647,459               6,191,467             6,249,807             58,340
Jul 05           Buy        CNY                   19,479,348               2,380,000             2,353,600            (26,400)
Aug 05           Buy        EUR                    8,031,960               9,970,001             9,738,554           (231,447)
Aug 05           Buy        GBP                    3,167,020               5,781,776             5,663,384           (118,392)
Aug 05           Buy        JPY                7,717,190,900              72,444,922            69,957,879         (2,487,043)
Aug 05           Buy        KRW                4,718,824,855               4,694,141             4,561,216           (132,925)
Aug 05           Buy        MXN                    6,356,853                 579,946               585,934              5,988
May 06           Buy        MYR                   30,874,230               8,366,997             8,124,794           (242,203)
Aug 05           Buy        NOK                    2,025,000                 317,348               310,484             (6,864)
Aug 05           Buy        PLZ                   31,583,032               9,492,357             9,435,137            (57,220)
Aug 05           Buy        SEK                   40,149,743               5,208,903             5,153,778            (55,125)
Aug 05           Buy        SGD                      818,653                 495,403               486,594             (8,809)
Aug 05           Buy        TRY                    1,678,001               1,199,000             1,241,001             42,001
Aug 05           Buy        ZAR                    1,757,730                 260,000               263,025              3,025
                                                                        -------------------------------------------------------
                                                                        $136,423,272          $134,043,781        $(2,379,491)
                                                                        =======================================================

SALES CONTRACTS

                                                                              IN                                    UNREALIZED
SETTLEMENT                                      CONTRACTS TO                EXCHANGE            CONTRACTS          APPRECIATION
MONTH                TYPE                         DELIVER                    FOR                 AT VALUE         (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------------
Jan 06           Sell        ARS                   6,074,950             $ 2,042,000           $ 2,104,790           ($62,790)
Mar 06           Sell        BRL                   3,017,740               1,025,047             1,292,394           (267,347)
Apr 06           Sell        BRL                   2,502,050                 845,573             1,071,542           (225,969)
Aug 05           Sell        CAD                  12,242,252               9,708,755            10,004,855           (296,100)
Jul 05           Sell        CNY                  19,479,348               2,414,784             2,353,600             61,184
Aug 05           Sell        DKK                  24,765,166               4,207,195             4,029,956            177,239
Aug 05           Sell        EUR                  41,723,498              52,187,652            50,588,715          1,598,937
Aug 05           Sell        JPY                 242,394,015               2,225,805             2,197,350             28,455
Aug 05           Sell        MXN                 132,184,188              11,883,361            12,183,892           (300,531)
Aug 05           Sell        PLZ                  28,579,869               8,558,416             8,537,970             20,446
                                                                         ------------------------------------------------------
                                                                         $95,098,588           $94,365,064           $733,524
                                                                         ======================================================

(v) The rate shown reflects the coupon rate after the step date.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B134

               ---------------------------------------------------
               AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)
               ---------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

The industry classification of long-term portfolio holdings, short-term investments and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2005 were as follows:

INDUSTRY
--------
Foreign Bonds                                                      53.2%
U.S. Treasury Obligations                                          12.9
U.S. Government Agency Mortgage-Backed Securities                  12.0
Collateralized Mortgage Obligations                                 2.5
Financial-Services                                                  2.2
U.S. Government Agency Obligations                                  2.0
Sovereign Issues                                                    1.6
Asset-Backed Securities                                             1.1
Municipal Bonds                                                     0.8
Oil & Gas                                                           0.7
Financial - Bank & Trust                                            0.6
Utilities                                                           0.5
Insurance                                                           0.5
Real Estate Investment Trust                                        0.4
Telecommunications                                                  0.4
Beverages                                                           0.2
Chemicals                                                           0.2
Consumer Products & Services                                        0.2
Financial-Brokerage                                                 0.2
Medical Supplies & Equipment                                        0.2
Retail & Merchandising                                              0.2
Aerospace                                                           0.1
Automobile Manufacturers                                            0.1
Automotive Parts                                                    0.1
Broadcasting                                                        0.1
Cable Television                                                    0.1
Conglomerates                                                       0.1
Containers & Packaging                                              0.1
Electronic Components & Equipment                                   0.1
Entertainment & Leisure                                             0.1
Farming & Agriculture                                               0.1
Food                                                                0.1
Hotels & Motels                                                     0.1
Managed Healthcare                                                  0.1
Metals & Mining                                                     0.1
Pipelines                                                           0.1
Railroads                                                           0.1
Short-Term Investments                                              0.6
                                                                  -----
                                                                   94.8
Other assets in excess of liabilities                               5.2
                                                                  -----
                                                                  100.0%
                                                                  =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B135

                     --------------------------------------
                     AST GOLDMAN SACHS HIGH YIELD PORTFOLIO
                     --------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

LONG-TERM INVESTMENTS -- 91.1%                                                                           PRINCIPAL
                                                            MOODY'S    INTEREST       MATURITY             AMOUNT        VALUE
CORPORATE BONDS -- 90.7%                                    RATING       RATE           DATE               (000)       (NOTE 2)
                                                           --------    --------       --------           ---------   ------------
ADVERTISING -- 1.2%
   WDAC Subsidiary Corp., Sr. Notes .....................    Caa1         8.50%       12/01/14           $  6,750    $  7,800,966
                                                                                                                     ------------
AEROSPACE -- 2.0%
   Argo-Tech Corp., Sr. Notes ...........................     B3          9.25%       06/01/11               2,000      2,180,000
   BE Aerospace, Inc., Sr. Sub. Notes ...................    Caa2        8.875%       05/01/11               1,000      1,050,000
   K & F Acquisition, Inc., Gtd. Notes, PIK .............    Caa1         7.75%       11/15/14               3,000      3,082,500
   K & F Parent Inc. Sr. Notes. 144A
     (cost $500,000; purchased 02/04/05)(g) .............    Caa2        11.50%       02/01/15                 500        531,250
   Sequa Corp., Sr. Notes ...............................     B1          9.00%       08/01/09               1,750      1,938,125
   Standard Aero Holdings, Inc., Sr. Sub. Notes 144A ....    Caa1         8.25%       09/01/14               1,875      1,987,500
   TransDigm, Inc., Gtd. Notes ..........................     B3         8.375%       07/15/11               2,000      2,130,000
   Vought Aircraft Industry, Sr. Notes ..................     B2          8.00%       07/15/11                 500        497,500
                                                                                                                     ------------
                                                                                                                       13,396,875
                                                                                                                     ------------
AIRLINES -- 0.1%
   Northwest Airlines, Inc., Gtd. Notes .................    Caa1        10.00%       02/01/09               1,000        440,000
                                                                                                                     ------------
AUTOMOTIVE -- 0.6%
   General Motors Acceptance Corp., Bonds ...............    Baa2         8.00%       11/01/31                 500        447,306
   General Motors Acceptance Corp., Notes ...............    Baa2        6.875%       09/15/11               4,000      3,696,868
                                                                                                                     ------------
                                                                                                                        4,144,174
                                                                                                                     ------------
AUTOMOTIVE PARTS -- 3.0%
   Accuride Corp., Gtd. Notes ...........................    Caa1         8.50%       02/01/15               1,000        982,500
   Advanced Accessory System, Sr. Notes .................     B3         10.75%       06/15/11                 875        708,750
   Affinia Group, Inc., Gtd. Notes 144A .................    Caa1         9.00%       11/30/14               1,000        845,000
   Dana Corp., Notes ....................................     Ba2         9.00%       08/15/11                 550        586,202
   Delco Remy International, Inc., Sr. Sub. Notes .......    Caa1        9.375%       04/15/12               2,250      1,811,250
   Foamex L.P., Gtd. Notes ..............................     B3         10.75%       04/01/09                 750        626,250
   Goodyear Tire & Rubber Co., Notes ....................     B3         7.857%       08/15/11               3,000      2,932,500
   Goodyear Tire & Rubber Co., Sr. Notes
     (cost $1,500,000; purchased 06/20/05)(g) ...........     B3          9.00%       07/01/15               1,500      1,481,250
   Navistar International. Sr. Notes 144A ...............     Ba3         6.25%       03/01/12               1,500      1,455,000
   Schefenaccker AG, Sr. Sub. Notes (Germany) ...........     B2          9.50%       02/11/14         EUR     750        601,296
   Stoneridge, Inc., Gtd. Notes .........................     B1         11.50%       05/01/12                 750        768,750
   Tenneco Automotive, Inc., Gtd. Notes .................     B3         8.625%       11/15/14               1,000      1,010,000
   TRW Automotive, Inc., Sr. Sub. Notes .................     B1         11.00%       02/15/13               3,721      4,297,755
   United Components, Inc., Sr. Sub. Notes ..............     B3         9.375%       06/15/13               1,750      1,771,875
                                                                                                                     ------------
                                                                                                                       19,878,378
                                                                                                                     ------------
BUILDING MATERIALS -- 3.2%
   ACIH, Inc., Sr. Disc. Notes, Zero Coupon
     (until 12/15/07) 144A ..............................    Caa1        11.50%(v)    12/15/12                 875        520,625
   Associated Materials, Inc., Gtd. Notes ...............    Caa1         9.75%       04/15/12               1,125      1,170,000
   Associated Materials, Inc., Sr. Disc. Notes,
     Zero Coupon (until 03/01/09) .......................    Caa2        11.25%(v)    03/01/14               2,000      1,280,000
   Culligan Finance Corp. BV, Sr. Notes
     (Netherlands) ......................................     B3          8.00%       10/01/14         EUR   1,250      1,607,238
   FIMEP SA, Sr. Notes ..................................     B1         10.50%       02/15/13               4,000      4,580,000
   Goodman Global Holdings, Sr. Sub. Notes 144A .........    Caa1        7.875%       12/15/12               2,000      1,860,000
   Grohe Holding GMBH, Sr. Notes (Germany) ..............     B3         8.625%       10/01/14         EUR   4,000      4,525,982
   Norcraft Cos. LLC, Sr. Sub. Notes ....................     B3          9.00%       11/01/11               1,350      1,397,250
   Norcraft Holdings Capital, Sr. Disc. Notes,
     Zero Coupon (until 09/01/08) .......................    Caa1         9.75%(v)    09/01/12                 750        521,250
   Nortek, Inc., Sr. Sub. Notes .........................    Caa1         8.50%       09/01/14               3,000      2,805,000
   NTK Holdings Inc., Sr. Disc. Notes, Zero Coupon
     (until 09/01/09) 144A (cost $489,421;
     purchased 06/08/05-06/09/05)(g) ....................    Caa2        10.75%(v)    03/01/14               1,000        475,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B136

               --------------------------------------------------
               AST GOLDMAN SACHS HIGH YIELD PORTFOLIO (CONTINUED)
               --------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                                         PRINCIPAL
                                                            MOODY'S    INTEREST       MATURITY             AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                                 RATING       RATE           DATE               (000)       (NOTE 2)
                                                           --------    --------       --------           ---------   ------------
BUILDING MATERIALS(CONT'D.)
   Texas Industies, Inc., Sr. Notes 144A
     (cost $250,000; purchased 06/29/05)(g) .............     Ba3          7.25%      07/15/13           $     250   $    257,500
                                                                                                                     ------------
                                                                                                                       20,999,845
                                                                                                                     ------------
CAPITAL GOODS - OTHERS -- 1.3%
   Altra Industrial Motion, Sec'd. Notes 144A
     (cost $883,750; purchased 11/22/04 - 12/21/04)(g) ..      B3          9.00%      12/01/11                 875        831,250
   Briggs & Stratton Corp., Gtd. Notes ..................     Ba1         8.875%      03/15/11               2,125      2,438,437
   Columbus Mckinnon Corp., Sec'd. Notes ................      B3         10.00%      08/01/10                 425        463,250
   Dresser-Rand Group, Inc., Sr. Sub. Notes 144A (Canada)
     (cost $1,020,000; purchased 06/06/05)(g)(l) ........      B3         7.375%      11/01/14               1,000      1,045,000
   Mueller Group, Inc., Sr. Sub. Notes ..................    Caa1         10.00%      05/01/12               1,525      1,608,875
   Rexnord Corp., Gtd. Notes ............................      B3        10.125%      12/15/12               2,000      2,200,000
                                                                                                                     ------------
                                                                                                                        8,586,812
                                                                                                                     ------------
CHEMICALS -- 7.7%
   BCP Crystal Holdings Corp., Sr. Sub.
     Notes (Luxembourg)(l) ..............................      B3         9.625%      06/15/14               1,725      1,940,625
   Borden US Financial / Nova Scotia, Sec'd. Notes 144A .      B3          9.00%      07/15/14               1,000      1,022,500
   Compass Minerals Group, Inc., Gtd. Notes .............      B3         10.00%      08/15/11               1,625      1,779,375
   Compass Minerals International, Inc., Sr. Disc. Notes,
     Zero Coupon (until 06/01/08) .......................    B-(d)        12.00%(v)   06/01/13               3,200      2,688,000
   Compass Minerals International, Inc., Sr. Notes,
     Zero Coupon (until 12/15/07) .......................    B-(d)        12.75%(v)   12/15/12               1,900      1,672,000
   Crompton Corp., Sr. Notes ............................      B1         9.875%      08/01/12                 875      1,019,375
   Crystal US Holdings, Sr. Disc. Notes
     Zero Coupon (until 10/01/09) .......................    Caa2         10.50%(v)   10/01/14               2,600      1,820,000
   Dynea International Oy Co., Gtd. Notes (Finland) .....    Caa2         12.25%      08/15/10         EUR   1,875      2,291,732
   Equistar Chemicals LP, Notes .........................      B2          8.75%      02/15/09                 500        528,750
   Equistar Chemical Funding, Sr. Notes .................      B2        10.625%      05/01/11               1,500      1,663,125
   Equistar Chemical L.P., Gtd. Notes ...................      B2        10.125%      09/01/08               2,100      2,283,750
   FMC Corp., Sr. Sub. Notes ............................     Ba2          7.75%      07/01/11                 275        303,875
   Huntsman Advanced Materials LLC, Sec'd. ..............     Ba3         11.00%      07/15/10               1,500      1,702,500
   Huntsman LLC Co., Gtd. Notes .........................      B1        11.625%      10/15/10                 975      1,146,844
   INVISTA, Notes 144A ..................................      B1          9.25%      05/01/12               2,500      2,743,750
   Kranton Polymers LLC, Sr. Sub. Notes 144A ............    Caa1         8.125%      01/15/14               2,500      2,418,750
   LBC Luxembourg Holdings SA, Gtd. Notes (Luxembourg) ..    Caa1         11.00%      05/15/14         EUR   1,000      1,319,070
   Lyondell Chemical Co., Sec'd. Notes ..................      B1         9.875%      05/01/07                  85         87,550
   PQ Corp., Gtd. Notes 144A ............................      B3          7.50%      02/15/13               2,500      2,468,750
   Resolution Perfomance LLC, Sec'd. Notes ..............      B3          9.50%      04/15/10               1,250      1,293,750
   Rhodia SA, Sr. Notes .................................      B3         10.25%      06/01/10               1,750      1,885,625
   Rhodia SA, Sr. Sub. Notes (France)(l) ................    Caa1         8.875%      06/01/11               2,000      1,935,000
   Rhodia SA, Sr. Sub. Notes (France) ...................    Caa1          9.25%      06/01/11         EUR   2,500      3,002,699
   Rockwood Specialties Group Gtd. Notes 144A ...........      B3         7.625%      11/15/14               4,000      4,901,130
   Rockwood Specialties Group, Inc., Gtd. Notes .........      B3         7.625%      11/15/14         EUR   1,000      1,225,283
   Rockwood Specialties, Inc., Sr. Sub. Notes ...........      B3        10.625%      05/15/11               1,875      2,076,562
   United Agricultural Products Holding Corp., Sr. Disc.
     Notes, Zero Coupon (until 01/15/08) ................      B3         10.75%(v)   07/15/12               3,250      2,681,250
   United Agricultural Products Holding Corp., Sr. Notes       B1          8.25%      12/15/11                 655        681,200
                                                                                                                     ------------
                                                                                                                       50,582,820
                                                                                                                     ------------
CONGLOMERATES -- 2.0%
   Blount, Inc., Sr. Sub. Notes .........................    Caa1         8.875%      08/01/12               1,375      1,478,125
   Bombardier, Inc., Notes 144A (Canada)(l) .............     Ba2          6.75%      05/01/12               2,000      1,910,000
   Invensys PLC, Sr. Notes 144A (United Kingdom) ........      B3         9.875%      03/15/11         EUR   2,000      1,920,000
   Mark IV Industries, Inc., Sr. Sub. Notes .............    Caa1          7.50%      09/01/07               2,750      2,626,250
   NOMA Luxembourg SA, Sr. Notes (Luxembourg) ...........      B3          9.75%      07/15/11         EUR   1,000      1,400,755
   Park-Ohio Industries, Inc., Sr. Sub. Notes 144A ......    Caa1         8.375%      11/15/14               1,500      1,346,250

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B137

               --------------------------------------------------
               AST GOLDMAN SACHS HIGH YIELD PORTFOLIO (CONTINUED)
               --------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                                         PRINCIPAL
                                                            MOODY'S    INTEREST       MATURITY             AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                                 RATING       RATE           DATE               (000)       (NOTE 2)
                                                           --------    --------       --------           ---------   ------------
CONGLOMERATES (CONT'D.)
   Polypore, Inc., Sr. Disc. Notes, Zero Coupon 144A
     (until 10/01/08) ...................................    Caa2        10.50%(v)    10/01/12           $   1,250   $    687,500
   Polypore, Inc., Sr. Sub. Notes .......................    Caa1         8.75%       05/15/12               1,750      1,847,617
                                                                                                                     ------------
                                                                                                                       13,216,497
                                                                                                                     ------------
CONSUMER CYCLICAL - SERVICES -- 2.1%
   Interline Brands, Inc., Sr. Sub. Notes ...............     B3         11.50%       05/15/11               1,138      1,257,490
   Iron Mountain, Inc., Gtd. Notes ......................    Caa1        8.625%       04/01/13                 500        520,000
   Iron Mountain, Inc., Gtd. Notes ......................    Caa1         7.75%       01/15/15               1,500      1,515,000
   Ray Acquisition SCA. Sr. Sub. Notes (France) .........    Caa1        9.375%       03/16/15         EUR   1,000      1,192,003
   Ray Acquisition SCA. Sr. Sub. Notes 144A (France) ....    Caa1        9.375%       03/16/15         EUR   4,500      5,364,015
   United Rentals NA, Inc., Sr. Sub. Notes ..............     B2          7.75%       11/15/13               4,000      3,950,000
                                                                                                                     ------------
                                                                                                                       13,798,508
                                                                                                                     ------------
CONSUMER PRODUCTS -- 5.6%
   Aearo Co., Sr. Sub. Notes ............................     B3          8.25%       04/15/12               1,125      1,130,625
   Ames True Temper, Inc., Sr. Sub. Notes ...............    Caa1        10.00%       07/15/12               1,125        911,250
   Bear Creek Corp., Sr. Notes 144A .....................     B3          9.00%       03/01/13               1,000        980,000
   Bombardier Recreational, Sr. Sub. Notes (Canada)(l) ..     B3         8.375%       12/15/13               1,000      1,070,000
   Chattem, Inc., Sr. Sub. Notes ........................     B2          7.00%       03/01/14               1,500      1,556,250
   Del Laboratories, Inc., Gtd. Notes ...................     B3          8.00%       02/01/12               1,000        865,000
   FTD, Inc., Gtd. Notes ................................     B3          7.75%       02/15/14               1,896      1,867,560
   Johnsondiversey Holdings, Inc., Disc. Notes,
     Zero Coupon (until 05/15/07) .......................    Caa1        10.57%(v)    05/15/13               1,625      1,163,906
   Jostens Holding Corp., Sr. Disc. Notes,
     Zero Coupon (until 12/01/08) .......................    Caa2        10.25%(v)    12/01/13               4,500      3,195,000
   Jostens IH Corp. Gtd. Notes ..........................     B3         7.625%       10/01/12               1,500      1,488,750
   Leiner Health Products, Sr. Sub. Notes ...............     B3         11.00%       06/01/12                 750        738,750
   Norcross Safety Products, Sr. Sub. Notes .............     B3         9.875%       08/15/11               1,500      1,575,000
   NSP Holdings Capital Corp., Sr, Unsec'd Notes ........    Caa1        11.75%       01/01/12                 500        547,500
   Playtex Products, Inc., Gtd. Notes ...................    Caa2        9.375%       06/01/11               2,375      2,511,562
   Prestige Brands, Inc., Sr. Sub. Notes. ...............     B3          9.25%       04/15/12                 975      1,016,438
   Rayovac Corp., Sr. Sub. Notes ........................     B3          8.50%       10/01/13               1,750      1,837,500
   Rayovac Corp., Sr. Sub. Notes 144A ...................     B3         7.375%       02/01/15               3,500      3,403,750
   Reddy Ice Group, Inc., Sr. Sub. Notes ................     B3         8.875%       08/01/11               2,150      2,397,250
   Safilo Capital International SA, Sr. Notes
      (Luxembourg) ......................................    Caa2        9.625%       05/15/13         EUR   3,500      4,606,155
   Sealy Mattress Co., Sr. Sub. Notes ...................     B3          8.25%       06/15/14               1,750      1,776,250
   Simmons Co., Sr. Disc. Notes, Zero Coupon
     (until 12/15/09) 144A ..............................    Caa2        10.00%(v)    12/15/14               1,375        625,625
   True Temper Sports, Inc., Gtd. Notes .................    Caa1        8.375%       09/15/11                 425        396,313
   WH Holdings Ltd., Sr. Notes ..........................     B2          9.50%       04/01/11               1,200      1,290,000
                                                                                                                     ------------
                                                                                                                       36,950,434
                                                                                                                     ------------
DEFENSE -- 0.9%
   Alliant Techsystems, Inc., Gtd. Notes ................     B2          8.50%       05/15/11               2,000      2,145,000
   Communications & Power Industries Holding Corp.,
     Sr. Sub. Notes .....................................     B3          8.00%       02/01/12               1,500      1,515,000
   L-3 Communications Corp., Gtd. Notes .................    Ba3         6.125%       07/15/13               2,500      2,525,000
                                                                                                                     ------------
                                                                                                                        6,185,000
                                                                                                                     ------------
ELECTRIC -- 4.5%
   AES Corp., Sr. Notes .................................    B1          9.375%       09/15/10               1,000      1,137,500
   Allegheny Energy Supply Co. LLC, Notes 144A ..........    B2           8.25%       04/15/12               2,000      2,250,000
   Caithness Coso Funding Corp., Sec'd. Notes ...........    Ba1          9.05%       12/15/09               2,291      2,468,229
   Calpine Canada Energy Finance Corp., Gtd. Notes ......   Caa3          8.50%       05/01/08               2,750      1,993,750
   Calpine Corp., Sec'd. Notes 144A .....................   Caa3          8.50%       07/15/10               2,750      2,131,250
   Calpine Corp., Sec'd. Notes 144A .....................   B-(d)         8.75%       07/15/13               1,000        745,000
   Calpine Corp., Sr. Notes .............................   Caa3          8.50%       02/15/11               1,000        690,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B138

               --------------------------------------------------
               AST GOLDMAN SACHS HIGH YIELD PORTFOLIO (CONTINUED)
               --------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                                         PRINCIPAL
                                                            MOODY'S    INTEREST       MATURITY             AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                                 RATING       RATE           DATE               (000)       (NOTE 2)
                                                           --------    --------       --------           ---------   ------------
ELECTRIC (CONT'D.)
   Dynegy Holdings, Inc., Sec'd. Notes 144A
     (cost $1,093,537; purchased 05/31/05)(g) ...........      B3         9.875%      07/15/10           $   1,000   $  1,110,000
   Dynegy Holdings, Inc., Sec'd. Notes 144A
     (cost $1,920,999; purchased 05/05/04 - 05/31/04)(g)       B3        10.125%      07/15/13               1,750      1,986,250
   Dynegy Holdings, Inc., Sr. Notes
     (cost $953,191; purchased 06/2/04 - 10/29/04)(g) ...    Caa2          8.75%      02/15/12               1,000      1,095,000
   Edison Mission Energy, Sr. Notes .....................      B1         10.00%      08/15/08               1,000      1,127,500
   Midwest Generation LLC, Sec'd. Notes .................      B1          8.75%      05/01/34               3,500      3,937,500
   Mission Energy Holding Co., Sec'd. Notes .............      B2         13.50%      07/15/08               1,500      1,788,750
   NRG Energy, Inc., Sec'd. Notes 144A ..................      B1          8.00%      12/15/13               1,761      1,866,660
   Reliant Resource, Inc., Sec'd. Notes .................      B1          9.25%      07/15/10               2,000      2,190,000
   Sierra Pacific Resources, Sr. Notes
     (cost $815,066; purchased 05/31/05)(g) .............      B2         8.625%      03/15/14                 750        832,500
   Texas Genco LLC Financing Corp., Sr. Notes 144A ......      B1         6.875%      12/15/14               2,000      2,115,000
                                                                                                                      -----------
                                                                                                                       29,464,889
                                                                                                                      -----------
ENERGY -- 2.2%
   Chesapeake Energy Corp., Sr. Notes ...................     Ba3         6.875%      01/15/16               1,000      1,047,500
   Chesapeake Energy Corp., Sr. Notes 144A
     (cost $2,618,954; purchased 02/09/05 - 03/09/05)(g)      Ba3         6.375%      06/15/15               2,500      2,575,000
   El Paso Production Holding Co., Gtd. Notes ...........      B3          7.75%      06/01/13               2,000      2,145,000
   Encore Acquisition Co., Sr. Sub. Notes ...............      NR          6.00%      07/15/15               1,000        981,600
   Foundation PA Coal Co., Sr. Notes ....................      B1          7.25%      08/01/14               1,750      1,846,250
   Inergy LP Finance Corp., Sr. Notes 144A ..............      B1         6.875%      12/15/14                 500        488,750
   Magnum Hunter Resources, Inc., Gtd. Notes ............      B2          9.60%      03/15/12                 715        797,225
   Pride International, Inc., Sr. Notes .................     Ba2         7.375%      07/15/14               1,375      1,515,938
   Swift Energy Co., Sr. Sub. Notes .....................      B2         9.375%      05/01/12               2,675      2,895,687
                                                                                                                      -----------
                                                                                                                       14,292,950
                                                                                                                      -----------
ENTERTAINMENT -- 1.6%
   Six Flags, Inc., Sr. Notes ...........................    Caa1          9.75%      04/15/13               1,500      1,423,125
   Universal City Development Partners Ltd., Sr. Notes ..      B2         11.75%      04/01/10               3,250      3,745,625
   Universal City Florida, Holding Co., Sr. Notes .......      B3         8.375%      05/01/10               1,000      1,047,500
   Warner Music Group, Sr. Sub. Notes ...................      B3         7.375%      04/15/14               2,500      2,537,500
   WMG Holdings Corp., Sr. Disc. Notes, Zero Coupon 144A
     (until 12/15/09) ...................................    Caa2          9.50%(v)   12/15/14               2,275      1,581,125
                                                                                                                      -----------
                                                                                                                       10,334,875
                                                                                                                      -----------
ENVIRONMENTAL -- 1.2%
   Allied Waste North America Co., Gtd. Notes, Series B .      B2          9.25%      09/01/12                 499        541,415
   Allied Waste North America, Inc., Sec'd ..............      B2         6.375%      04/15/11               1,000        965,000
   Allied Waste North America, Inc., Sr. Notes ..........      B2          8.50%      12/01/08               3,000      3,161,250
   Allied Waste North America, Inc., Sr. Notes ..........      B2         7.875%      04/15/13               1,000      1,027,500
   Allied Waste North America, Inc., Sr. Notes 144A .....      B2          7.25%      03/15/15               1,250      1,215,625
   Waste Services, Inc., Sr. Sub. Notes 144A
     (cost $1,017,500; purchased 05/04/04)(g) ...........      Ca          9.50%      04/15/14               1,000        995,000
                                                                                                                      -----------
                                                                                                                        7,905,790
                                                                                                                      -----------
FINANCE -- 0.6%
   Refco Finance Holdings LLC, Gtd. Notes ...............      B3          9.00%      08/01/12               4,000      4,260,000
                                                                                                                      -----------
FOOD -- 3.5%
   American Seafood Group LLC, Gtd. Notes ...............      B3        10.125%      04/15/10               1,000      1,072,500
   Chiquita Brands International, Inc., Sr. Notes 144A
     (cost $1,250,000; purchased 06/23/05)(g) ...........      B3         8.875%      12/01/15               1,250      1,246,875
   Dole Foods Co., Inc., Sr. Notes ......................      B2         8.625%      05/01/09               1,500      1,605,000
   Dominos, Inc., Sr. Sub. Notes ........................      B2          8.25%      07/01/11                 602        644,140

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B139

               --------------------------------------------------
               AST GOLDMAN SACHS HIGH YIELD PORTFOLIO (CONTINUED)
               --------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                                         PRINCIPAL
                                                            MOODY'S    INTEREST       MATURITY             AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                                 RATING       RATE           DATE               (000)       (NOTE 2)
                                                           --------    --------       --------           ---------   ------------
FOOD (CONT'D.)
   Eagle Family Foods, Inc., Gtd. Notes, Series B .......    Caa2          8.75%      01/15/08           $   1,750   $  1,408,750
   Landry's Restaurants, Inc. ...........................     B2           7.50%      12/15/14               3,125      3,039,062
   Land O'Lakes, Inc., Sec'd. Notes .....................     B2           9.00%      12/15/10                 750        811,875
   Land O'Lakes, Inc., Sr. Notes ........................     B3           8.75%      11/15/11               1,750      1,771,875
   Michael Foods, Sr. Sub. Notes ........................     B3           8.00%      11/15/13               1,450      1,482,625
   National Beef Packaging Co., Sr. Notes ...............     B3          10.50%      08/01/11               1,025        981,438
   Pilgrim's Pride Corp., Sr. Sub. Notes ................     Ba3          9.25%      11/15/13               1,225      1,365,875
   Pinnacle Foods, Inc., Sr. Sub. Notes .................     B3           8.25%      12/01/13               2,000      1,800,000
   Smithfield Foods, Inc., Sr. Notes ....................     Ba2          8.00%      10/15/09               1,500      1,627,500
   Swift & Co., Gtd. Notes ..............................     B1         10.125%      10/01/09               1,250      1,368,750
   Swift & Co., Sr. Sub. Notes ..........................     B2          12.50%      01/01/10               1,025      1,149,281
   United Biscuits Finance, Gtd. Notes (United Kingdom) .     B3          10.75%      04/15/11         GBP     500        904,807
   United Biscuits, Co., Gtd. Notes (United Kingdom) ....     B1         10.625%      04/15/11         EUR     750        962,074
                                                                                                                      -----------
                                                                                                                       23,242,427
                                                                                                                      -----------
GAMING -- 5.9%
   Boyd Gaming Corp., Sr. Sub. Notes ....................     B1           8.75%      04/15/12               2,000      2,182,500
   Codere Finance SA, Sr. Notes 144A (Luxembourg)
     (cost $906,333; purchased 06/16/05)(g) .............     B2           8.25%      06/15/15         EUR     750        925,769
   Global Cash Account / Finance Corp., Sr. Sub. Notes ..    Caa1          8.75%      03/15/12                 950      1,037,875
   Herbst Gaming, Inc., Gtd. Notes ......................     B3           7.00%      11/15/14               1,000      1,012,500
   Isle of Capri Casinos, Inc., Gtd. Notes ..............     B2           9.00%      03/15/12               1,000      1,092,500
   Isle of Capri Casinos, Inc., Sr. Sub. Notes ..........     B2           7.00%      03/01/14                 675        681,750
   Las Vegas Sands Corp., Sr. Notes 144A ................     B2          6.375%      02/15/15               2,000      1,965,000
   Mandalay Resort Group, Sr. Notes .....................    Ba2           9.50%      08/01/08               1,500      1,678,125
   Mandalay Resort Group, Sr. Sub. Notes ................    Ba3          10.25%      08/01/07                 425        469,625
   Mandalay Resort Group, Sr. Sub. Notes ................    Ba3          9.375%      02/15/10               3,000      3,367,500
   MGM Grand, Inc., Gtd. Notes ..........................    Ba3          8.375%      02/01/11               3,000      3,285,000
   MGM Mirage Inc., Sr. Notes 144A ......................    Ba2          6.625%      07/15/15               1,000      1,016,250
   MGM Mirage, Inc., Sr. Notes ..........................    Ba2          5.875%      02/27/14               2,500      2,440,625
   Mohegan Tribal Gaming Authority, Sr. Sub. Notes ......    Ba3           8.00%      04/01/12               1,100      1,182,500
   Mohegan Tribal Gaming, Sr. Notes 144A ................    Ba2          6.125%      02/15/13                 750        761,250
   MTR Gaming Group, Inc., Gtd. Notes, Series B .........     B2           9.75%      04/01/10               1,500      1,635,000
   Park Place Entertainment Corp., Sr. Sub. Notes .......    Ba2          7.875%      03/15/10               2,750      3,093,750
   Penn National Gaming, Inc., Sr. Sub. Notes 144A ......     B3           6.75%      03/01/15               1,000        997,500
   Pinnacle Entertainment, Inc., Gtd. Notes .............    Caa1          8.75%      10/01/13                 500        532,500
   Pinnacle Entertainment, Inc., Sr. Sub. Notes .........    Caa1          8.25%      03/15/12               1,000      1,045,000
   River Rock Entertainment, Sr. Notes ..................     B2           9.75%      11/01/11                 950      1,047,375
   Seneca Gaming Corp., Sr. Notes .......................     B2           7.25%      05/01/12                 750        779,063
   Station Casinos, Inc., Sr. Sub. Notes ................     B1          6.875%      03/01/16               2,250      2,323,125
   Station Casinos, Inc., Sr. Sub. Notes 144A
     (cost $1,027,509; purchased 06/13/05)(g) ...........     B1          6.875%      03/01/16               1,000      1,032,500
   Wynn Las Vegas LLC Corp., First Mortgage Notes 144A ..     B2          6.625%      12/01/14               3,500      3,421,250
                                                                                                                      -----------
                                                                                                                       39,005,832
                                                                                                                      -----------
HEALTHCARE -- 5.3%
   Alliance Imaging, Sr. Sub. Notes .....................     B3           7.25%      12/15/12               1,000        950,000
   AmeriPath, Inc., Gtd. Notes ..........................    Caa1         10.50%      04/01/13               1,375      1,399,062
   Biovail Corp., Sr. Sub. Notes ........................     B2          7.875%      04/01/10               1,750      1,798,125
   CDRV Investors, Inc., Sr. Disc. Notes, Zero Coupon
     (until 01/01/10) 144A ..............................    Caa2          9.63%      01/01/15               4,500      2,227,500
   Davita, Inc., Sr. Sub. Notes 144A ....................     B3           7.25%      03/15/15               2,250      2,323,125
   Fisher Scientific International, Inc., Sr. Sub. Notes      Ba3          8.00%      09/01/13               3,000      3,442,500
   Fisher Scientific International, Inc., Sr. Sub.
     Notes 144A (cost $743,153; purchased 06/27/05)(g) ..     Ba3         6.125%      07/01/15                 750        754,688
   Medical Device Manufacturing, Inc., Gtd. Notes .......    Caa1         10.00%      07/15/12               1,000      1,080,000
   Nyco Holdings, Sr. Notes (Denmark) ...................     B3          11.50%      03/31/13         EUR     750      1,057,373

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B140

               --------------------------------------------------
               AST GOLDMAN SACHS HIGH YIELD PORTFOLIO (CONTINUED)
               --------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                                         PRINCIPAL
                                                            MOODY'S    INTEREST       MATURITY             AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                                 RATING       RATE           DATE               (000)       (NOTE 2)
                                                           --------    --------       --------           ---------   ------------
HEALTHCARE (CONT'D.)
     Nycomed ASA, Sr. Notes (Denmark) ...................     NR         11.75%       09/15/13         EUR   1,000    $ 1,157,514
     Psychiatric Solutions, Inc., Sr. Sub. Notes 144A
       (cost $1,006,000; purchased 06/30/05)(g) .........     B3          7.75%       07/15/15               1,000      1,017,500
     Quintiles Transnational Corp., Sr. Sub. Notes ......     B3         10.00%       10/01/13               2,000      2,200,000
     Select Medical Corp., Sr. Sub. Notes 144A ..........     B3         7.625%       02/01/15               2,250      2,238,750
     Sybron Dental Specialties, Inc., Gtd. Notes ........     B1         8.125%       06/15/12               1,375      1,478,125
     Tenet Healthcare Corp., Sr. Notes ..................     B3         9.875%       07/01/14               1,500      1,616,250
     Tenet Healthcare Corp., Sr. Unsec'd Notes ..........     B3         7.375%       02/01/13               1,000        992,500
     Triad Hospitals, Inc., Sr. Sub. Notes ..............     B3          7.00%       11/15/13               2,000      2,065,000
     US Oncology, Inc., Gtd. Notes ......................     B2          9.00%       08/15/12               1,750      1,881,250
     Vanguard Health Holdings II, Sr. Sub. Notes ........    Caa1         9.00%       10/01/14               2,500      2,712,500
     VWR International, Inc., Sr. Sub. Notes ............     B-(d)       8.00%       04/15/14               1,500      1,436,250
     Warner Chilcott Corp., Gtd. Notes 144A .............    Caa1         8.75%       02/01/15               1,250      1,212,500
                                                                                                                      -----------
                                                                                                                       35,040,512
                                                                                                                      -----------
HOME CONSTRUCTION -- 0.1%
     Meritage Homes Corp., Sr. Notes ....................     Ba3         6.25%       03/15/15               1,000        935,000
                                                                                                                      -----------
LODGING -- 2.0%
     Cornell Cos., Inc., Sr. Notes ......................      B3        10.75%       07/01/12               1,000      1,042,500
     Gaylord Entertainment Co., Gtd. Notes ..............      B3         6.75%       11/15/14               1,000        982,500
     HMH Properties, Inc., Gtd. Notes, Series B .........     Ba3        7.875%       08/01/08                 414        422,280
     Host Marriott L.P., Gtd. Notes .....................     Ba3         9.50%       01/15/07               1,000      1,065,000
     Host Marriott L.P., Sr. Notes ......................     Ba3         7.00%       08/15/12               1,500      1,563,750
     Host Marriott, L.P., Sr. Notes .....................     Ba3        7.125%       11/01/13               2,000      2,095,000
     Starwood Hotels & Resorts Worldwide, Inc., Gtd.
       Notes ............................................     Ba1        7.375%       05/01/07               4,125      4,331,250
     Starwood Hotels & Resorts Worldwide, Inc., Gtd.
       Notes ............................................     Ba1        7.875%       05/01/12               1,500      1,698,750
                                                                                                                      -----------
                                                                                                                       13,201,030
                                                                                                                      -----------
MEDIA - BROADCAST TOWERS -- 0.6%
     American Tower Corp., Sr. Notes ....................     B3          7.50%       05/01/12               2,500      2,681,250
     American Tower Corp., Sr. Notes ....................     B3         7.125%       10/15/12               1,500      1,593,750
                                                                                                                      -----------
                                                                                                                        4,275,000
                                                                                                                      -----------
MEDIA - BROADCASTING & RADIO -- 0.6%
     Emmis Communications Corp., Sr. Notes 144A
       (cost $750,000; purchased 06/16/05)(g) ...........     B3         9.314%       06/15/12                 750        766,875
     Emmis Operating Co., Sr. Sub. Notes ................     B2         6.875%       05/15/12               1,000        995,000
     Radio One, Inc., Sr. Sub. Notes 144A ...............     B2         6.375%       02/15/13                 875        865,156
     Sinclair Broadcasting Group, Inc., Gtd. Notes ......     B2          8.00%       03/15/12               2,000      2,060,000
     XM Satellite Radio, Inc., Sec'd. Notes,
       Zero Coupon (until 12/31/05) .....................    Caa1        14.00%(v)    12/31/09                 532        552,383
                                                                                                                      -----------
                                                                                                                        5,239,414
                                                                                                                      -----------
MEDIA - CABLE -- 3.9%
     Adelphia Communications Corp., Sr. Notes
       (cost $1,002,500; purchased 12/23/04)(g)(i) ......     NR         10.25%       06/15/11               1,000        902,500
     Cablevision Systems Corp. Holdings, Inc., Sr. Notes      B1         8.125%       07/15/09               1,000      1,017,500
     Cablevision Systems Corp., .........................     B3          8.00%       04/15/12               2,250      2,216,250
     Charter Communications Holdings II, Sr. Notes
       (cost $3,052,254; purchased 10/08/04 - 5/27/05)(g)    Caa1        10.25%       09/15/10               3,000      3,048,750
     Charter Communications Holdings LLC, Sr. Disc. Notes,
       Zero Coupon (until 05/15/06) (cost $1,580,803;
       purchased 12/23/04)(g) ...........................     Ca         11.75%(v)    05/15/11               2,000      1,335,000
     Charter Communications Holdings LLC, Sr. Notes
       (cost $2,899,880; purchased
       05/10/04 - 12/23/04)(g)                                Ca         10.00%       05/15/11               3,500      2,572,500
     CSC Holdings, Inc., Sr. Notes ......................     B1         7.625%       04/01/11               1,500      1,488,750
     Mediacom Broadband LLC, Gtd. Notes .................     B2         11.00%       07/15/13                 500        543,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B141

               --------------------------------------------------
               AST GOLDMAN SACHS HIGH YIELD PORTFOLIO (CONTINUED)
               --------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                                         PRINCIPAL
                                                            MOODY'S    INTEREST       MATURITY             AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                                 RATING       RATE           DATE               (000)       (NOTE 2)
                                                           --------    --------       --------           ---------   ------------
MEDIA - CABLE (CONT'D.)
   Ono Finance PLC, Gtd. Notes (United Kingdom) .........    Caa2         10.50%      05/15/14         EUR   2,750   $  3,502,645
   Tele Columbus AG & Co., Sr. Notes (Germany) ..........     B3          9.375%      04/15/12         EUR   1,250      1,558,075
   Tele Columbus AG & Co., Sr. Sub. Notes (Germany) .....     B3          9.375%      04/15/12         EUR   1,500      1,869,690
   Telenet Communication NV, Sr. Notes (Belgium) ........     B3           9.00%      12/15/13         EUR   2,000      2,753,104
   Telenet Group Holdings NV, Disc. Notes, Zero Coupon
     144A (until 12/15/08) (Belgium)(l) .................    Caa2         11.50%(v)   06/15/14               3,250      2,543,125
                                                                                                                     ------------
                                                                                                                       25,351,639
                                                                                                                     ------------
MEDIA - NON CABLE -- 1.7%
   DirecTV Holdings LLC / DirecTV Financing Co.,
     Sr. Notes ..........................................     Ba2         8.375%      03/15/13                 650        723,125
   DirecTV Holdings LLC, Sr. Notes 144A .................     Ba2         6.375%      06/15/15               1,000      1,000,000
   Echostar DBS Corp., Sr. Notes ........................     Ba3          5.75%      10/01/08               2,125      2,122,344
   Intelsat Bermuda Ltd., Sr. Notes 144A ................     B2           8.25%      01/15/13               2,000      2,075,000
   Intelsat Ltd., Notes (Bermuda)(l) ....................    Caa1          6.50%      11/01/13                 500        407,500
   Intelsat, Ltd., Notes (Bermuda)(l) ...................    Caa1         7.625%      04/15/12                 750        663,750
   Lamar Media Corp., Gtd. Notes ........................     Ba3          7.25%      01/01/13               1,500      1,590,000
   Panamsat Corp., Gtd. Notes ...........................     B1           9.00%      08/15/14               1,625      1,781,406
   Panamsat Holding Corp., Sr. Disc. Notes,
       Zero Coupon (until 11/01/09) .....................     B3          10.38%(v)   11/01/14               1,500      1,038,750
                                                                                                                     ------------
                                                                                                                       11,401,875
                                                                                                                     ------------
METALS -- 1.7%
   AK Steel Corp., Gtd. Notes ...........................     B1           7.75%      06/15/12               2,000      1,700,000
   Neenah Corp., Sec'd. Notes 144A ......................     B2          11.00%      09/30/10               2,000      2,180,000
   Novelis, Inc., Sr. Notes 144A (Canada)(l) ............     B1           7.25%      02/15/15               3,000      3,026,250
   OM Group, Inc., Gtd. Notes ...........................    Caa1          9.25%      12/15/11               2,250      2,261,250
   Ryerson Tull, Inc., Notes ............................     B2          9.125%      07/15/06               1,900      1,947,500
                                                                                                                     ------------
                                                                                                                       11,115,000
                                                                                                                     ------------
PACKAGING -- 3.8%
   Consolidated Container Co., Gtd. Notes ...............    Caa2        10.125%      07/15/09               1,250        968,750
   Constar International, Inc., Sr. Sub. Notes ..........    Caa1         11.00%      12/01/12                 500        400,000
   Crown European Holdings SA, Gtd. Notes (France) ......     NR          10.25%      03/01/11         EUR   1,500      2,073,904
   Crown European Holdings SA, Sec'd. Notes (France)(l) .     B1           9.50%      03/01/11               1,250      1,387,500
   Gerresheimer Holdings GMBH, Gtd. Notes 144A (Germany)     Caa1         7.875%      03/01/15         EUR   1,250      1,508,913
   Graham Packaging Co. Sub. Notes 144A .................    Caa2         9.875%      10/15/14               5,500      5,541,250
   Graham Packaging International Corp., Sr. Sub. Notes .     B3           9.50%      08/15/13               3,000      3,037,500
   Huntsman Packaging Corp., Gtd. Notes .................    Caa2         13.00%      06/01/10               1,500      1,222,500
   Owens-Brockway Glass Container, Inc., Gtd. Notes .....     B2           8.25%      05/15/13               2,500      2,728,125
   Owens-Illinois, Inc., Sr. Notes ......................     B3           8.10%      05/15/07               2,000      2,090,000
   Pliant Corp., Sec'd. Notes ...........................     B3         11.125%      09/01/09                 500        490,000
   Portola Packaging, Inc., Sr. Notes ...................    Caa1          8.25%      02/01/12                 500        342,500
   Russell Stanley Holdings, Inc., Sr. Sub. Notes 144A
       PIK(cost $919,699; purchased 02/05/99 -
       05/31/05)(g) .....................................     NR           9.00%      11/30/08                 356              0
   Solo Cup Co., Sr. Sub. Notes .........................     B3           8.50%      02/15/14               2,000      1,880,000
   Tekni-Plex, Inc., Gtd. Notes .........................     Ca          12.75%      06/15/10                 625        431,250
   Tekni-Plex, Inc., Sec'd. Notes 144A (cost $986,274;
       purchased 11/15/05 - 2/16/05)(g) .................    Caa1          8.75%      11/15/13               1,000        892,500
                                                                                                                     ------------
                                                                                                                       24,994,692
                                                                                                                     ------------
PAPER -- 2.4%
   Abitibi-Consolidated, Inc., Notes (Canada)(l) ........     Ba3          8.55%      08/01/10               2,500      2,618,750
   Ainsworth Lumber Co. Ltd., Sr. Notes (Canada)(l) .....     B2           6.75%      03/15/14               1,000        915,000
   Ainsworth Lumber Co., Ltd., Gtd. Notes ...............     B2           7.25%      10/01/12               1,000        957,500
   Boise Cascade LLC, Sr. Sub. Notes 144A ...............     B2          7.125%      10/15/14               1,500      1,481,250
   Georgia-Pacific Corp., Gtd. Notes ....................     Ba2         9.375%      02/01/13               4,000      4,545,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B142

               --------------------------------------------------
               AST GOLDMAN SACHS HIGH YIELD PORTFOLIO (CONTINUED)
               --------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                                         PRINCIPAL
                                                            MOODY'S    INTEREST       MATURITY             AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                                 RATING       RATE           DATE               (000)       (NOTE 2)
                                                           --------    --------       --------           ---------   ------------
PAPER (CONT'D.)
   Jefferson Smurfit Corp., Gtd. Notes ..................      B2          7.50%      06/01/13              $1,200   $  1,152,000
   Jefferson Smurfit Corp., Sr. Notes ...................      B3         9.625%      10/01/12               1,000      1,005,000
   JSG Funding PLC., Sr. Sub. Notes 144A (Ireland) ......     Caa1         7.75%      04/01/15         EUR   1,000        968,124
   JSG Holding PLC, Sr. Notes 144A (Ireland) ............     Caa2        11.50%      10/01/15         EUR   1,274      1,233,736
   Stone Container Finance, Gtd. Notes (Canada)(l) ......      B2         7.375%      07/15/14                 500        472,500
   Tembec Industries, Inc., Gtd. Notes ..................      B2          8.50%      02/01/11                 625        485,938
                                                                                                                      -----------
                                                                                                                       15,834,798
                                                                                                                      -----------
PIPELINES -- 3.7%
   El Paso Corp., Notes .................................     Caa1         7.75%      06/15/10               2,500      2,562,500
   El Paso Corp., Sr. Notes .............................     Caa1        7.625%      09/01/08               1,000      1,027,500
   El Paso Corp., Sr. Notes .............................     Caa1        7.875%      06/15/12               5,000      5,175,000
   El Paso Corp., Sr. Notes .............................     Caa1         7.80%      08/01/31               3,000      2,932,500
   Southern Natural Gas Co., Notes ......................      B1          8.00%      03/01/32                 750        856,720
   Tennessee Gas Pipeline Co., Bonds ....................      B1         8.375%      06/15/32               1,575      1,861,165
   Tennessee Gas Pipeline Co., Debs. ....................      B1          7.50%      04/01/17                 750        834,490
   Transcontinental Gas Pipe Co., Sr. Notes, Series B ...      Ba2        8.875%      07/15/12               1,875      2,240,625
   Williams Cos., Inc., Notes ...........................      B1         8.125%      03/15/12               1,000      1,140,000
   Williams Cos., Inc., Notes ...........................      B1         7.625%      07/15/19               4,000      4,520,000
   Williams Cos., Inc., Notes ...........................      B1         7.875%      09/01/21               1,000      1,142,500
                                                                                                                      -----------
                                                                                                                       24,293,000
                                                                                                                      -----------
PUBLISHING -- 3.9%
   Advanstar Communications, Inc., Gtd. Notes ...........     Caa2        12.00%      02/15/11               1,500      1,608,750
   Advanstar Communications, Inc., Sec'd. Notes .........      B3         10.75%      08/15/10                 500        548,750
   Advanstar, Inc., Gtd. Notes, Zero Coupon
     (until 10/15/05) ...................................      NR         15.00%(v)   10/15/11               1,000        996,250
   Dex Media East LLC, Gtd. Notes .......................      B2        12.125%      11/15/12               1,437      1,727,992
   Dex Media West Finance, Sr. Sub. Notes ...............      B2         9.875%      08/15/13               2,020      2,312,900
   Dex Media, Inc., Disc. Notes, Zero Coupon
     (until 11/15/08) ...................................      NR          9.00%(v)   11/15/13               4,000      3,240,000
   Houghton Mifflin Co., Sr. Disc. Notes,
     Zero Coupon (until 10/15/08) .......................     Caa2        11.50%(v)   10/15/13               1,325        973,875
   Houghton Mifflin Co., Sr. Notes ......................      B3          8.25%      02/01/11               1,000      1,042,500
   Houghton Mifflin Co., Sr. Sub. Notes .................     Caa1        9.875%      02/01/13               1,250      1,340,625
   Lighthouse International Co. SA, Sr. Notes (Luxembourg)     B3          8.00%      04/30/14         EUR   4,000      5,016,095
   Primedia, Inc., Gtd. Notes ...........................      B2         8.875%      05/15/11               2,000      2,105,000
   Primedia, Inc., Sr. Notes ............................      B2          8.00%      05/15/13                 500        503,750
   Vertis, Inc., Gtd. Notes, Series B ...................     Caa1       10.875%      06/15/09               1,750      1,680,000
   Yell Finance BV, Gtd. Notes (Netherlands)(l) .........      B1         10.75%      08/01/11                 921      1,020,008
   Yell Finance BV, Sr. Disc. Notes, Zero Coupon
     (until 08/01/06) (Netherlands)(l) ..................      B1         13.50%(v)   08/01/11               1,360      1,370,200
   Ziff Davis Media, Inc., Gtd. Notes, Series B, PIK ....   CCC-(d)       12.00%      08/12/09                 414        444,553
                                                                                                                      -----------
                                                                                                                       25,931,248
                                                                                                                      -----------
REAL ESTATE -- 0.1%
   CB Richard Ellis Service, Sr. Notes ..................      Ba3         9.75%      05/15/10                 439        489,485
                                                                                                                      -----------
RETAILERS -- 0.8%
   General Nutrition Center, Sr. Sub. Notes .............     Caa1         8.50%      12/01/10               1,000        805,000
   Penney (J.C.) Co., Inc., Notes .......................      Ba1         9.00%      08/01/12               2,000      2,375,000
   Toys R US, Inc., Notes ...............................      Ba2        7.875%      04/15/13                 750        675,000
   Victoria Acquisition III BV, Sr. Notes (Netherlands) .      B3         7.875%      10/01/14         EUR   1,000      1,113,343
                                                                                                                      -----------
                                                                                                                        4,968,343
                                                                                                                      -----------
RETAILERS - FOOD & DRUG -- 1.0%
   Brake Brothers Finance PLC, Sr. Notes (United Kingdom)      B3         12.00%      12/15/11         GBP   1,000      1,961,909
   Couche-Tard Corp., Sr. Sub. Notes ....................      Ba3         7.50%      12/15/13               1,500      1,582,500
   Jean Coutu PJC, Inc. Sr. Sub. Notes (Canada)(l) ......      B3          8.50%      08/01/14               1,750      1,736,875

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B143

               --------------------------------------------------
               AST GOLDMAN SACHS HIGH YIELD PORTFOLIO (CONTINUED)
               --------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                                         PRINCIPAL
                                                            MOODY'S    INTEREST       MATURITY             AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                                 RATING       RATE           DATE               (000)       (NOTE 2)
                                                           --------    --------       --------           ---------   ------------
RETAILERS - FOOD & DRUG (CONT'D.)
   Rite Aid Corp., Sec'd. Notes .........................      B2         8.125%       05/01/10             $1,500   $  1,552,500
                                                                                                                     ------------
                                                                                                                        6,833,784
                                                                                                                     ------------
TECHNOLOGY -- 1.3%
   Activant Solutions, Sr. Notes ........................      B2         10.50%       06/15/11              1,150      1,253,500
   Amkor Technology, Inc., Sr. Notes ....................    Caa1          5.00%       03/15/07                375        326,250
   Amkor Technology, Inc., Sr. Notes ....................      B3          9.25%       02/15/08              1,000        965,000
   Lucent Technologies, Debs. ...........................      B2          6.45%       03/15/29              1,750      1,575,000
   Riverdeep Group Ltd., Sr. Notes (Ireland) ............      B3          9.25%       04/15/11         EUR    750        987,033
   TSI Telecommunication Services, Inc., Gtd. Notes .....      B2         12.75%       02/01/09                283        315,191
   Xerox Corp., Gtd. Notes ..............................     Ba2          9.75%       01/15/09              1,500      1,711,875
   Xerox Corp., Sr. Notes ...............................     Ba2         7.625%       06/15/13              1,250      1,351,563
                                                                                                                     ------------
                                                                                                                        8,485,412
                                                                                                                     ------------
TELECOMMUNICATIONS -- 3.1%
   Cincinnati Bell, Inc., Gtd. Notes ....................      B1          7.25%       07/15/13                500        527,500
   Cincinnati Bell, Inc., Sr. Sub. Notes ................      B3         8.375%       01/15/14              1,000      1,030,000
   Citizens Communications Co., Notes ...................     Ba3          9.25%       05/15/11              3,750      4,204,687
   Inmarsat Finance PLC, Gtd. (United kingdom)(l) .......      B2         7.625%       06/30/12              1,000      1,060,000
   Qwest Capital Funding Co., Gtd. Notes ................    Caa2          7.90%       08/15/10              1,500      1,500,000
   Qwest Capital Funding, Gtd. Notes ....................    Caa2          7.00%       08/03/09              1,000        982,500
   Qwest Communications Corp., Sr. Notes 144A ...........     Ba3         7.625%       06/15/15                500        513,125
   Qwest Communications International. Inc., Sr.
     Notes 144A .........................................      B3          7.50%       02/15/14              1,500      1,426,875
   Qwest Corp., Notes 144A ..............................     Ba3         9.125%       03/15/12              3,750      4,096,875
   Qwest Services Corp., Sec'd. Notes ...................    Caa1         13.50%       12/15/10              3,500      4,060,000
   Qwest Services Corp., Sr. Notes ......................    Caa1         14.00%       12/15/14              1,000      1,217,500
                                                                                                                     ------------
                                                                                                                       20,619,062
                                                                                                                     ------------
TELECOMMUNICATIONS - CELLULAR -- 3.9%
   Alamosa Delaware, Inc., Sr. Notes ....................    Caa1          8.50%       01/31/12              2,000      2,107,500
   American Cellular Corp., Sr. Notes, Series B .........    Caa1         10.00%       08/01/11              1,000      1,020,000
   Centennial Cellular Operating Co., Gtd. Notes ........    Caa1        10.125%       06/15/13                750        851,250
   Dobson Cellular Systems, Inc., Sec'd 144A ............      B3         9.875%       11/01/12              1,000      1,060,000
   Dobson Communications Corp., Sr. Notes ...............      Ca         8.875%       10/01/13              1,000        920,000
   Horizon PCS, Inc., Co. Gtd. Notes ....................      B3        11.375%       07/15/12                500        560,000
   Inmarsat Finance II Plc, Gtd. Notes
     Zero Coupon (until 11/15/08) .......................    Caa1         10.38%(v)    11/15/12              2,000      1,580,000
   Nextel Communications, Inc., Sr. Notes ...............     Ba3         6.875%       10/31/13                500        536,875
   Nextel Communications, Inc., Sr. Notes ...............     Ba3         7.375%       08/01/15              4,250      4,611,250
   Nextel Communications, Inc., Sr. Notes ...............     Ba3          5.95%       03/15/14              2,500      2,609,375
   Nextel Partners, Inc., Sr. Notes .....................     Ba3         12.50%       11/15/09                838        914,468
   Nextel Partners, Inc., Sr. Notes .....................      B3         8.125%       07/01/11              2,000      2,180,000
   Rodgers Wireless, Inc., Sec'd Notes (Canada)(l) ......     Ba3          7.50%       03/15/15              1,500      1,638,750
   Rodgers Wireless, Inc., Sr. Sub. Notes (Canada)(l) ...      B2          8.00%       12/15/12              1,000      1,082,500
   Rodgers Wireless, Inc., Sr. Sec'd. Notes (Canada)(l) .     Ba3         6.375%       03/01/14              1,875      1,917,187
   Triton PCS, Inc., Gtd. Notes .........................      Ca          8.75%       11/15/11                500        356,250
   US Unwired, Inc., Sec'd. Notes .......................    Caa1         10.00%       06/15/12              1,250      1,396,875
                                                                                                                     ------------
                                                                                                                       25,342,280
                                                                                                                     ------------
TEXTILE -- 0.8%
   Collins & Aikman Corp., Gtd. Notes ...................    Caa1          9.75%       02/15/10              1,375      1,430,000
   Propex Fabrics, Inc. Gtd. Notes ......................    Caa1         10.00%       12/01/12              1,750      1,671,250
   Russell Corp., Gtd. Notes ............................      B1          9.25%       05/01/10              1,050      1,113,000
   Warnaco Group, Inc., Sr. Notes .......................      B1         8.875%       06/15/13              1,000      1,110,000
                                                                                                                     ------------
                                                                                                                        5,324,250
                                                                                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B144

               --------------------------------------------------
               AST GOLDMAN SACHS HIGH YIELD PORTFOLIO (CONTINUED)
               --------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                                         PRINCIPAL
                                                            MOODY'S    INTEREST       MATURITY             AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                                 RATING       RATE           DATE               (000)       (NOTE 2)
                                                           --------    --------       --------           ---------   ------------
TOBACCO -- 0.2%
   Alliance One International, Notes 144A ...............    B2           11.00%      05/15/12             $ 1,125   $  1,164,375
                                                                                                                     ------------
TRANSPORTATION -- 0.3%
   Stena AB, Sr. Notes ..................................    Ba3          9.625%      12/01/12               1,500      1,642,500
                                                                                                                     ------------
TOTAL CORPORATE BONDS
   (cost $590,952,664) ..................................                                                             596,969,771
                                                                                                                     ------------

                                                                                                            SHARES
                                                                                                            ------
COMMON STOCKS
CHEMICALS
     General Chemicals Industry Products, (cost $854,313; purchased 01/27/00 - 11/07/02)(g) ...........        386        107,621
                                                                                                                     ------------
PACKAGING
     Russell Stanley Holdings, Inc., (cost $523,315; purchased 02/05/99 - 03/30/99)(g) ................     39,000              0
                                                                                                                     ------------
TOTAL COMMON STOCKS
     (cost $1,377,628) ................................................................................                   107,621
                                                                                                                     ------------
PREFERRED STOCKS -- 0.3%
PUBLISHING -- 0.2%
     Primedia, Inc., Series H, 8.625% .................................................................     13,100      1,293,625
     Ziff Davis Media, Inc., Series E, 10.00% .........................................................        108          7,479
                                                                                                                     ------------
                                                                                                                        1,301,104
                                                                                                                     ------------

RETAILERS -- 0.1%
     General Nutrition Center, Series A, 12.00% PIK ...................................................      1,000        672,500
                                                                                                                     ------------
TOTAL PREFERRED STOCKS
     (cost $2,283,443) ................................................................................                 1,973,604
                                                                                                                     ------------
                                                                                    EXPIRATION
WARRANTS* -- 0.1%                                                                       DATE                  UNITS
                                                                                    ----------               -----
CHEMICALS
     General Chemical Industry Product, Inc., Series A(cost $0;
     purchased 1/27/00 - 11/7/02)(g) ...........................................     04/30/11                  223              0
     General Chemical Industry Product, Inc., Series B(cost $0;
     purchased 1/27/00 - 11/7/02)(g) ...........................................     04/30/11                  165              0
                                                                                                                     ------------
                                                                                                                                0
                                                                                                                     ------------
MEDIA - BROADCASTING & RADIO
     XM Satellite Radio, Inc., 144A (cost $354,375; purchased 08/31/00)(g) .....     03/15/10                2,000        122,000
                                                                                                                     ------------
METALS -- 0.1%
     ACP Holding Co. ...........................................................     10/07/13              160,976        301,830
                                                                                                                     ------------
PACKAGING
     Pliant Corp., 144A (cost $0; purchased 09/29/00)(g) .......................     06/01/10                1,000             10
                                                                                                                     ------------
PAPER
     MDP Acquisitions PLC, (Ireland) 144A (cost $0; purchased 09/23/02)(g) .....     10/01/13                  900         18,450
                                                                                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B145

               --------------------------------------------------
               AST GOLDMAN SACHS HIGH YIELD PORTFOLIO (CONTINUED)
               --------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                     EXPIRATION                         VALUE
WARRANTS* (CONTINUED)                                                                   DATE               UNITS       (NOTE 2)
                                                                                     ----------          ---------   ------------
PUBLISHING
     Advanstar Holdings Corp., 144A(cost $0; purchased 10/09/01)(g) ..........        10/15/11               1,100   $         22
     Ziff Davis Media, Inc. ..................................................        08/12/12              19,800          1,980
                                                                                                                     ------------
                                                                                                                            2,002
                                                                                                                     ------------
TOTAL WARRANTS
     (cost $356,183) .........................................................                                            444,292
                                                                                                                     ------------
TOTAL LONG-TERM INVESTMENTS
     (cost $594,969,918) .....................................................                                        599,495,288
                                                                                                                     ------------

                                                                                                          SHARES
                                                                                                         --------
SHORT-TERM INVESTMENTS -- 7.8%
REGISTERED INVESTMENT COMPANIES
     BlackRock Provident Institutional Funds TempCash Portfolio(j) ...........                          25,877,901     25,877,901
     BlackRock Provident Institutional Funds TempFund Portfolio(j) ...........                          25,877,900     25,877,900
                                                                                                                     ------------
TOTAL SHORT-TERM INVESTMENTS
     (cost $51,755,801) ......................................................                                         51,755,801
                                                                                                                     ------------
TOTAL INVESTMENTS(o) -- 98.9%
     (Cost $646,725,719; Note 6) .............................................                                        651,251,089

OTHER ASSETS IN EXCESS OF LIABILITIES(u) -- 1.1% .............................                                          7,018,774
                                                                                                                     ------------
NET ASSETS -- 100.0% .........................................................                                       $658,269,863
                                                                                                                     ============

The following abbreviations are used in portfolio descriptions:

144A Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

EUR  Euro

GBP  British Pound

NR   Not rated by Moody's or Standard & Poor's. PIK Payment-in-kind

*    Non-income producing security.

(d) Standard & Poor's rating.

(g) Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $30,918,826. The aggregate value, $27,958,560 represents 4.25% of net assets.

(i) Represents issuer in default on interest payments. Non-income producing security.

(j) Security available to institutional investors only.

(l) US$ Denominated Foreign Bonds.

(o) As of June 30, 2005, 7 securities representing $1,000,131 and 0.15% of the total market value were fair valued in accordance with the policies adopted by the Board of Trustees.

(u) Other assets in excess of liabilities includes net unrealized appreciation (depreciation) on forward foreign currency contracts as follows:

Forward foreign currency exchange contracts outstanding at June 30, 2005:

PURCHASE CONTRACT

SETTLEMENT                          CONTRACTS TO     IN EXCHANGE          CONTRACTS        UNREALIZED
MONTH                TYPE             RECEIVE            FOR               AT VALUE       DEPRECIATION
------------------------------------------------------------------------------------------------------
Aug 05            Buy    EUR          5,901,547       $7,453,127          $7,153,374         ($299,753)
                                                      ================================================

SALE CONTRACTS

SETTLEMENT                          CONTRACTS TO     IN EXCHANGE          CONTRACTS        UNREALIZED
MONTH                TYPE             DELIVER            FOR               AT VALUE       APPRECIATION
------------------------------------------------------------------------------------------------------
Aug 05            Sell   EUR         60,804,703      $78,039,287         $73,702,499        $4,336,788
Aug 05            Sell   GBP          1,388,330        2,605,180           2,483,189           121,991
                                                     -------------------------------------------------
                                                     $80,644,467         $76,185,688        $4,458,779
                                                     =================================================

(v) The rate shown reflects the coupon rate after the step date.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B146

               --------------------------------------------------
               AST GOLDMAN SACHS HIGH YIELD PORTFOLIO (CONTINUED)
               --------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

The industry classification of long-term portfolio holdings, short-term investments and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2005 were as follows:

INDUSTRY
--------
Chemicals                                                                  7.7%
Gaming                                                                     5.9
Consumer Products                                                          5.6
Healthcare                                                                 5.3
Electric                                                                   4.5
Publishing                                                                 4.1
Media - Cable                                                              3.9
Telecommunications - Cellular                                              3.9
Packaging                                                                  3.8
Pipelines                                                                  3.7
Food                                                                       3.5
Building Materials                                                         3.2
Telecommunications                                                         3.1
Automotive Parts                                                           3.0
Paper                                                                      2.4
Energy                                                                     2.2
Consumer Cyclical - Services                                               2.1
Aerospace                                                                  2.0
Conglomerates                                                              2.0
Lodging                                                                    2.0
Metals                                                                     1.8
Media - Non Cable                                                          1.7
Entertainment                                                              1.6
Capital Goods - Others                                                     1.3
Technology                                                                 1.3
Advertising                                                                1.2
Environmental                                                              1.2
Retailers - Food & Drug                                                    1.0
Defense                                                                    0.9
Retailers                                                                  0.9
Media - Broadcasting & Radio                                               0.8
Textile                                                                    0.8
Media - Broadcast Towers                                                   0.6
Automotive                                                                 0.6
Finance                                                                    0.6
Transportation                                                             0.3
Tobacco                                                                    0.2
Airlines                                                                   0.1
Financial-Services                                                         0.1
Home Construction                                                          0.1
Real Estate                                                                0.1
Short-Term Investments                                                     7.8
                                                                         -----
                                                                          98.9
Other assets in excess of liabilities                                      1.1
                                                                         -----
                                                                         100.0%
                                                                         =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B147

                    ----------------------------------------
                    AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
                    ----------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                                     PRINCIPAL
LONG-TERM INVESTMENTS -- 91.0%                              MOODY'S    INTEREST       MATURITY         AMOUNT        VALUE
CONVERTIBLE BONDS --16.3%                                   RATING       RATE           DATE           (000)       (NOTE 2)
                                                           --------    --------       --------       ---------   ------------
AEROSPACE/DEFENSE -- 1.1%
   Alliant Techsystems, Inc. ............................      B2          2.75%       02/15/24         $2,500   $  2,621,875
   Lockheed Martin Corp.(3.018% until 08/15/08)(c) ......     Baa2         Zero(v)     08/15/33          3,500      3,742,935
                                                                                                                 ------------
                                                                                                                    6,364,810
                                                                                                                 ------------
BROKERAGE -- 0.2%
   Morgan Stanley 144A ..................................      Aa3         1.00%       03/30/12          1,300      1,252,940
                                                                                                                 ------------
BUILDING & CONSTRUCTION -- 0.7%
   Fluor Corp.(a) ........................................     A3          1.50%       02/15/24          3,500      4,060,000
                                                                                                                 ------------
DIVERSIFIED CAPITAL GOODS -- 0.2%
   Tyco International Group SA (Luxembourg)(l) ..........     Baa3         2.75%       01/15/18            775      1,003,625
                                                                                                                 ------------
ELECTRONICS -- 0.5%
   Cypress Semiconductor Corp. ..........................     B-(d)        1.25%       06/15/08          1,250      1,328,125
   FLIR Systems, Inc. ...................................      NR          3.00%       06/01/23          1,250      1,865,625
                                                                                                                 ------------
                                                                                                                    3,193,750
                                                                                                                 ------------
ENERGY - EXPLORATION & PRODUCTION -- 0.4%
   Quicksilver Resources, Inc.144A ......................      NR          Zero        11/01/24          1,500      2,311,875
                                                                                                                 ------------
FINANCIAL - SERVICES -- 0.5%
   American Express Co.(1.85% until 12/01/06) ...........      A1          Zero(v)     12/01/33          3,000      3,052,500
                                                                                                                 ------------
GAMING -- 0.4%
   International Game Technology ........................     Baa2         Zero        01/29/33          3,500      2,288,125
                                                                                                                 ------------
HEALTH SERVICES -- 1.9%
   Advanced Medical Optics ..............................      B3          2.50%       07/15/24          1,600      1,614,000
   Fisher Scientific International, Inc.(a) .............      Ba2         2.50%       10/01/23          1,500      2,199,375
   Medtronic, Inc. .......... ............................     A1          1.25%       09/15/21          1,500      1,494,375
   SFBC International, Inc. .............................     B-(d)        2.25%       08/15/24          3,500      3,998,750
   Universal Health Services, Inc. ......................     Baa3        0.426%       06/23/20          2,750      1,952,500
                                                                                                                 ------------
                                                                                                                   11,259,000
                                                                                                                 ------------
HEALTHCARE SERVICES -- 0.3%
   Invitrogen Corp. .....................................      NR          1.50%       02/15/24          2,000      1,935,000
                                                                                                                 ------------
HOTELS -- 1.0%
   Hilton Hotels Corp. ..................................     Baa3        3.375%       04/15/23          1,500      1,813,125
   Starwood Hotels & Resorts Worldwide, Inc. ............      Ba1         3.50%       05/16/23          3,500      4,213,125
                                                                                                                 ------------
                                                                                                                    6,026,250
                                                                                                                 ------------
HOUSEHOLD & LEISURE PRODUCTS -- 0.2%
   Costco Wholesale Corp. ...............................      A3         Zero         08/19/17          1,500      1,535,625
                                                                                                                 ------------
MACHINERY -- 0.5%
   Agco Corp. ............................................     B1         1.75%        12/31/33          3,000      3,112,500
                                                                                                                 ------------
MEDIA - BROADCASTING -- 0.4%
   Sinclair Broadcast Group .............................     B-(d)       6.00%        09/15/12          1,750      1,474,375
   Sinclair Broadcast Group, Inc.(4.875% until 01/15/11)       B3         2.00%(v)     07/15/18          1,000        912,500
                                                                                                                 ------------
                                                                                                                    2,386,875
                                                                                                                 ------------
MEDIA - DIVERSIFIED -- 1.0%
   Disney, (Walt) Co. ...................................     Baa1       2.125%        04/15/23          2,750      2,835,938
   Liberty Media Corp.(a) ...............................     Baa3        3.25%        03/15/31          4,000      3,080,000
                                                                                                                 ------------
                                                                                                                    5,915,938
                                                                                                                 ------------
METALS/MINING EXCLUDING STEEL -- 0.6%
   Placer Dome, Inc.(a) .................................     Baa2        2.75%        10/15/23          3,500      3,723,125
                                                                                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B148

              ----------------------------------------------------
              AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)
              ----------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                                     PRINCIPAL
                                                            MOODY'S    INTEREST       MATURITY         AMOUNT        VALUE
CONVERTIBLE BONDS (CONTINUED)                               RATING       RATE           DATE           (000)       (NOTE 2)
                                                           --------    --------       --------       ---------   ------------
NON-FOOD & DRUG RETAILERS -- 0.3%
   Saks, Inc.(a) ........................................   CCC+(d)       2.00%        03/15/24         $1,500   $   1,676,250
                                                                                                                 -------------
OIL FIELD EQUIPMENT & SERVICES -- 1.3%
   Hanover Compress Co.(a) ..............................     B3          4.75%        01/15/14          3,000       3,105,000
   Schlumberger Ltd. ....................................     A1          1.50%        06/01/23          4,000       4,610,000
                                                                                                                 -------------
                                                                                                                     7,715,000
                                                                                                                 -------------
PHARMACEUTICALS -- 2.2%
   Allergan, Inc. .......................................     A3          Zero         11/06/22          1,500       1,471,875
   Alza Corp. ...........................................    Aa1          Zero         07/28/20          3,000       2,692,500
   Celgene Corp. ........................................     NR          1.75%        06/01/08          1,250       2,204,688
   Teva Pharmaceuticals Finance LLC .....................   BBB(d)       0.375%        11/15/22          2,250       3,315,937
   Teva Pharmaceuticals Finance NV ......................   BBB(d)        0.50%        02/01/24            585         576,225
   Watson Pharmaceutical, Inc. ..........................    Ba1          1.75%        03/15/23          3,000       2,797,500
                                                                                                                 -------------
                                                                                                                    13,058,725
                                                                                                                 -------------
SOFTWARE/SERVICES -- 1.3%
   DSTSystems, Inc. .....................................     NR         4.125%        08/15/23          4,000       4,575,000
   EMC Corp. ............................................   BBB(d)        4.50%        04/01/07          1,250       1,325,000
   Mentor Graphics Corp. ................................     NR         6.875%        06/15/07          1,750       1,741,250
                                                                                                                 -------------
                                                                                                                     7,641,250
                                                                                                                 -------------
SUPPORT-SERVICES -- 0.7%
   Armor Holdings, Inc.(2.00% until 11/01/11) ...........     B1          Zero(v)      11/01/24          1,500       1,466,250
   Charles River Associates, Inc. .......................     NR         2.875%        06/15/34          2,040       3,088,050
                                                                                                                 -------------
                                                                                                                     4,554,300
                                                                                                                 -------------
TELECOM - WIRELESS -- 0.2%
   Nextel Communications, Inc. ..........................     Ba3         5.25%        01/15/10          1,000       1,008,750
                                                                                                                 -------------
TELECOMMUNICATIONS EQUIPMENT -- 0.3%
   LSI Logic Corp. ......................................     B(d)        4.00%        05/15/10          2,000       1,980,000
                                                                                                                 -------------
THEATER & ENTERTAINMENT -- 0.1%
   Lions Gate Entertainment Corp. .......................      NR        3.625%        03/15/25            800         809,000
                                                                                                                 -------------
TOTAL CONVERTIBLE BONDS
   (cost $96,112,272) ...................................                                                           97,865,213
                                                                                                                 -------------

CORPORATE BONDS -- 60.6%
AEROSPACE/DEFENSE -- 1.6%
   DRS Technologies, Inc., Sr. Sub. Notes ...............      B2        6.875%        11/01/13          2,000       2,080,000
   L-3 Communications Corp., Sr. Sub. Notes .............     Ba3        6.125%        01/15/14          2,500       2,512,500
   Moog, Inc., Class A, Sr. Sub. Notes ..................     Ba3         6.25%        01/15/15            225         225,562
   Raytheon Co., Notes ..................................    Baa3         4.85%        01/15/11          3,000       3,048,363
   Titan Corp., Gtd. Notes ..............................     B2          8.00%        05/15/11          1,500       1,616,250
                                                                                                                 -------------
                                                                                                                     9,482,675
                                                                                                                 -------------
APPAREL & TEXTILE -- 0.3%
   INVISTA, Notes 144A ..................................     B1          9.25%        05/01/12          1,750       1,920,625
                                                                                                                 -------------
AUTO LOANS -- 1.4%
   Ford Motor Credit Corp., Notes .......................    Baa2        7.375%        10/28/09          2,275       2,225,114
   Ford Motor Credit Corp., Notes .......................    Baa2         7.25%        10/25/11          1,500       1,445,189
   General Motors Acceptance Corp., Notes ...............    Baa2         7.25%        03/02/11          5,250       4,928,332
                                                                                                                 -------------
                                                                                                                     8,598,635
                                                                                                                 -------------
AUTOMOBILE MANUFACTURERS -- 0.1%
   Accuride Corp., Gtd. Notes ...........................     B3          8.50%        02/01/15            575         564,938
                                                                                                                 -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B149

              ----------------------------------------------------
              AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)
              ----------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                                     PRINCIPAL
                                                            MOODY'S    INTEREST       MATURITY         AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                                 RATING       RATE           DATE           (000)       (NOTE 2)
                                                           --------    --------       --------       ---------   ------------
AUTOMOTIVE PARTS & EQUIPMENT -- 0.9%
   Affinia Group, Inc., Gtd. Notes 144A .................    Caa1         9.00%        11/30/14         $  575   $    485,875
   Cooper Standard Automotive Corp., Gtd. Notes(a) ......     B3         8.375%        12/15/14          1,700      1,351,500
   Cummins, Inc., Sr. Notes .............................    Ba2          9.50%        12/01/10            750        828,750
   Delco Remy International, Inc., Gtd. Notes(a) ........    Caa1        11.00%        05/01/09          1,175      1,086,875
   Stanadyne Corp., Sr. Sub. Notes ......................    Caa1        10.00%        08/15/14            950        902,500
   Tenneco Automotive, Inc., Gtd. Notes(a) ..............     B3         8.625%        11/15/14          1,000      1,010,000
                                                                                                                 ------------
                                                                                                                    5,665,500
                                                                                                                 ------------
BANKING -- 0.3%
   JSG Funding PLC, Sr. Sub. Notes 144A(a) ..............    Caa1         7.75%        04/01/15          2,500      2,062,500
                                                                                                                 ------------
BUILDING & CONSTRUCTION -- 0.5%
   Beazer Homes USA, Inc., Sr. Notes ....................     Ba1         6.50%        11/15/13          2,000      1,985,000
   Schuler Homes, Inc., Gtd. Notes ......................     Ba1        9.375%        07/15/09            500        524,293
   William Lyon Homes, Inc., Gtd. Notes .................     B2         10.75%        04/01/13            750        817,500
                                                                                                                 ------------
                                                                                                                    3,326,793
                                                                                                                 ------------
BUILDING MATERIALS -- 0.4%
   Builders Firstsource, Inc., Sec'd. Notes 144A
     (7.02% until 02/11/05)(c) ..........................     B3         7.518%(v)     02/15/12            950        950,000
   Jacuzzi Brands, Inc., Sec'd. Notes ...................     B3         9.625%        07/01/10          1,000      1,100,000
   Texas Industies, Inc., Sr. Notes 144A ................     Ba3         7.25%        07/15/13            150        154,500
                                                                                                                 ------------
                                                                                                                    2,204,500
                                                                                                                 ------------
BUSINESS SERVICES -- 0.2%
   Harvest Operations Corp., Sr. Notes ..................     B3         7.875%        10/15/11          1,000        957,500
                                                                                                                 ------------
CHEMICALS -- 3.5%
   Airgas, Inc., Sr. Sub. Notes .........................     Ba2         6.25%        07/15/14          1,600      1,628,000
   Crompton Corp., Sr. Notes ............................     B1         9.875%        08/01/12          1,875      2,184,375
   Equistar Chemicals L.P., Debs. .......................     B2          7.55%        02/15/26          2,500      2,331,250
   Hercules, Inc., Gtd. Notes ...........................    Ba3          6.75%        10/15/29          2,500      2,437,500
   Huntsman LLC, Gtd. Notes (11.50% until 11/19/04),
     (11.75% until 2/17/05) .............................     B2         12.00%(v)     07/15/12            660        777,150
   IMC Global, Inc., Gtd. Notes, Series B ...............     Ba3        11.25%        06/01/11            700        777,000
   Nalco Co., Sr. Sub. Notes(a) .........................    Caa1        8.875%        11/15/13          2,500      2,693,750
   Nova Chemicals Ltd., Sr. Notes .......................     Ba2         6.50%        01/15/12          2,500      2,437,500
   PQ Corp., Gtd. Notes 144A ............................     B3          7.50%        02/15/13          1,550      1,530,625
   Rhodia SA, Sr. Sub. Notes ............................    Caa1        8.875%        06/01/11          1,475      1,427,062
   Rockwood Specialties Group, Sub. Notes 144A ..........     B3          7.50%        11/15/14          2,250      2,244,375
   Terra Capital, Inc., Sec'd. Notes ....................     B2         11.50%        06/01/10            650        744,250
                                                                                                                 ------------
                                                                                                                   21,212,837
                                                                                                                 ------------
CONSUMER PRODUCTS -- 1.7%
   Aearo Co., Sr. Sub. Notes ............................     B3          8.25%        04/15/12            675        678,375
   Elizabeth Arden, Inc., Gtd. Notes ....................     B2          7.75%        01/15/14          3,500      3,666,250
   Playtex Products, Inc., Gtd. Notes(a) ................    Caa2        9.375%        06/01/11          2,250      2,379,375
   Rayovac Corp., Sr. Sub. Notes ........................     B3          8.50%        10/01/13          3,500      3,675,000
                                                                                                                 ------------
                                                                                                                   10,399,000
                                                                                                                 ------------
DIVERSIFIED CAPITAL GOODS -- 0.9%
   J. B. Poindexter & Co., Gtd. Notes ...................     B1          8.75%        03/15/14          1,500      1,372,500
   Park-Ohio Industries, Inc., Sr. Sub. Notes 144A ......    Caa1        8.375%        11/15/14          1,500      1,346,250
   Sensus Metering Systems, Sr. Sub. Notes ..............    Caa1        8.625%        12/15/13          2,000      1,870,000
   Trinity Industries, Inc., Sr. Notes ..................     Ba3         6.50%        03/15/14          1,000      1,000,000
                                                                                                                 ------------
                                                                                                                    5,588,750
                                                                                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B150

              ----------------------------------------------------
              AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)
              ----------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                                     PRINCIPAL
                                                            MOODY'S    INTEREST       MATURITY         AMOUNT        VALUE
CONVERTIBLE BONDS (CONTINUED)                               RATING       RATE           DATE           (000)       (NOTE 2)
                                                           --------    --------       --------       ---------   ------------
ELECTRIC - GENERATION -- 2.1%
   Dynegy Holdings, Inc., Sec'd. Notes 144A .............     B3         9.875%        07/15/10         $1,000   $  1,110,000
   Dynegy Holdings, Inc., Sr. Notes(a) ..................    Caa2        6.875%        04/01/11          3,500      3,473,750
   Mission Energy Holding Co., Sec'd. Notes .............     B2         13.50%        07/15/08            750        894,375
   NRG Energy, Inc., Sec'd. Notes 144A ..................     B1          8.00%        12/15/13          2,721      2,884,260
   Reliant Energy, Inc., Sec'd. Notes ...................     B1          6.75%        12/15/14          3,500      3,438,750
   Texas Genco LLC Financing Corp., Sr. Notes 144A ......     B1         6.875%        12/15/14            575        608,062
                                                                                                                 ------------
                                                                                                                   12,409,197
                                                                                                                 ------------
ELECTRIC - INTEGRATED -- 2.0%
   Duke Energy Corp., Sr. Notes, Series B ...............    Baa1        5.375%        01/01/09          2,500      2,586,375
   Midwest Generation LLC, Sec'd. Notes .................     B1          8.75%        05/01/34          1,500      1,687,500
   Nevada Power Co., General Finance Mortgage 144A ......     Ba2        5.875%        01/15/15          1,700      1,717,000
   PPL Energy Supply LLC, Sr. Notes .....................    Baa2         6.40%        11/01/11            500        548,285
   PSE&G Energy Holdings, Inc., Sr. Notes ...............     Ba3         8.50%        06/15/11          2,500      2,737,500
   Virginia Electric & Power Co., Notes .................     A3          4.50%        12/15/10          2,400      2,406,026
   Virginia Electric & PowerCo., Notes ..................     A2          7.00%        01/01/24            300        308,094
                                                                                                                 ------------
                                                                                                                   11,990,780
                                                                                                                 ------------
ELECTRONICS -- 0.2%
   Communications & Power Industries Holding Corp.,
     Sr. Sub. Notes .....................................     B3          8.00%        02/01/12          1,000      1,010,000
                                                                                                                 ------------
ENERGY - EXPLORATION & PRODUCTION -- 1.3%
   Chesapeake Energy Corp., Sr. Notes 144A ..............     Ba3         6.25%        01/15/18          2,000      1,980,000
   Exco Resources, Inc., Gtd. Notes .....................     B2          7.25%        01/15/11          3,000      3,015,000
   Forest Oil Corp., Sr. Notes ..........................     Ba3         8.00%        06/15/08            610        649,650
   Houston Exploration Co., Sr. Sub. Notes ..............     B2          7.00%        06/15/13          1,000      1,037,500
   Range Resources Corp., Sr. Sub. Notes ................     B3         7.375%        07/15/13          1,025      1,096,750
                                                                                                                 ------------
                                                                                                                    7,778,900
                                                                                                                 ------------
ENERGY EXPLORATION -- 0.7%
   Chesapeake Energy Corp., Sr. Notes ...................     Ba3         7.00%        08/15/14          2,500      2,662,500
   KCS Energy, Inc., Sr. Notes ..........................     B3         7.125%        04/01/12          1,600      1,640,000
                                                                                                                 ------------
                                                                                                                    4,302,500
                                                                                                                 ------------
ENVIRONMENTAL -- 0.8%
   Allied Waste North America, Inc., Sec'd. Notes(a) ....     B2         6.125%        02/15/14          2,000      1,867,500
   Allied Waste North America, Inc., Sr. Notes ..........     B2         7.875%        04/15/13          2,750      2,825,625
                                                                                                                 ------------
                                                                                                                    4,693,125
                                                                                                                 ------------
FOOD & DRUG RETAILERS -- 1.8%
   Ingles Markets, Inc., Gtd. Notes .....................     B3         8.875%        12/01/11          2,500      2,553,125
   Jean Coutu PJC, Inc. Sr. Sub. Notes (Canada)(l) ......     B3          8.50%        08/01/14          1,500      1,488,750
   Rite Aid Corp., Debs.(a) .............................    Caa1         7.70%        02/15/27          2,500      2,081,250
   Rite Aid Corp., Sec'd. Notes .........................     B2         8.125%        05/01/10          2,000      2,070,000
   Stater Brothers Holdings, Inc., Sr. Notes ............     B1         8.125%        06/15/12          3,000      2,940,000
                                                                                                                 ------------
                                                                                                                   11,133,125
                                                                                                                 ------------
FOOD - WHOLESALE -- 1.2%
   Chiquita Brands International, Inc., Sr. Notes .......     B3          7.50%        11/01/14          1,600      1,496,000
   Dole Foods Co., Debs.(7.875% until 3/28/03) ..........     B2          8.75%(v)     07/15/13          2,500      2,718,750
   Land O'Lakes, Inc., Sr. Notes(a) .....................     B3          8.75%        11/15/11          1,750      1,771,875
   Pinnacle Foods, Inc., Sr. Sub. Notes .................     B3          8.25%        12/01/13          1,525      1,372,500
                                                                                                                 ------------
                                                                                                                    7,359,125
                                                                                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B151

              ----------------------------------------------------
              AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)
              ----------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                                     PRINCIPAL
                                                            MOODY'S    INTEREST       MATURITY         AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                                 RATING       RATE           DATE           (000)       (NOTE 2)
                                                           --------    --------       --------       ---------   ------------
FORESTRY/PAPER -- 1.7%
   Ainsworth Lumber Co., Ltd., Gtd. Notes(Canada)(l) ....     B2           7.25%       10/01/12         $3,000   $  2,872,500
   Buckeye Technologies, Inc., Sr. Sub. Notes ...........    Caa1          8.00%       10/15/10          2,500      2,412,500
   Jefferson Smurfit Corp., Gtd. Notes ..................     B2           8.25%       10/01/12          1,000      1,010,000
   Longview Fibre Co., Sr. Sub. Notes ...................     B2          10.00%       01/15/09            500        535,000
   Tembec Industries, Inc., Gtd. Notes (Canada)(l) ......     B3          8.625%       06/30/09          2,000      1,640,000
   Tembec Industries, Inc., Gtd. Notes (Canada)(l) ......     B3           7.75%       03/15/12          2,000      1,480,000
                                                                                                                 ------------
                                                                                                                    9,950,000
                                                                                                                 ------------
GAMING -- 4.3%
   Boyd Gaming Corp., Sr. Sub. Notes ....................     B1           8.75%       04/15/12          1,000      1,091,250
   Hard Rock Hotel, Inc., Notes .........................     B3          8.875%       06/01/13          1,200      1,311,000
   Isle of Capri Casinos, Inc., Gtd. Notes ..............     B2           9.00%       03/15/12          1,250      1,365,625
   Isle of Capri Casinos, Inc., Sr. Sub. Notes ..........     B2           7.00%       03/01/14          3,500      3,535,000
   Las Vegas Sands Corp., Sr. Notes 144A ................     B2          6.375%       02/15/15          3,250      3,193,125
   MGM Mirage, Inc., Sr. Notes ..........................     Ba2          6.75%       09/01/12          3,500      3,622,500
   Park Place Entertainment Corp., Sr. Notes ............     Ba1          7.50%       09/01/09            350        387,625
   Park Place Entertainment Corp., Sr. Sub. Notes .......    Baa3         9.375%       02/15/07          1,000      1,077,500
   Premier Entertainment Biloxi / Finance, First
     Mortgage ...........................................     B3          10.75%       02/01/12          1,250      1,218,750
   River Rock Entertainment, Sr. Notes(a) ...............     B2           9.75%       11/01/11          2,005      2,210,512
   Scientific Games Corp., Sr. Sub. Notes 144A ..........     B1           6.25%       12/15/12          1,525      1,547,875
   Seneca Gaming Corp., Sr. Notes .......................     B1           7.25%       05/01/12            500        519,375
   Station Casinos, Inc., Sr. Sub. Notes ................     B1           6.50%       02/01/14          1,500      1,537,500
   Turning Stone Casino Resort Enterprise,
     Sr. Notes 144A .....................................     B1          9.125%       12/15/10            500        531,250
   Wynn Las Vegas LLC Corp., First Mortgage Notes .......     B2          6.625%       12/01/14          2,500      2,443,750
                                                                                                                 ------------
                                                                                                                   25,592,637
                                                                                                                 ------------
GAS DISTRIBUTION -- 2.8%
   El Paso Corp., Sr. Notes .............................    Caa1          7.00%       05/15/11          5,000      5,012,500
   El Paso Corp., Sr. Notes(a) ..........................    Caa1          7.75%       01/15/32          1,750      1,715,000
   Ferrellgas Partners L.P., Sr. Notes ..................     Ba3          6.75%       05/01/14          3,500      3,395,000
   Markwest Energy, Sr. Notes 144A ......................     B1          6.875%       11/01/14          2,000      2,000,000
   Northwest Pipeline Corp., Gtd. Notes .................     Ba2         8.125%       03/01/10            500        545,000
   Sonat, Inc., Notes ...................................    Caa1         7.625%       07/15/11          1,000      1,012,500
   Suburban Propane Partners L.P., Sr. Notes ............     B1          6.875%       12/15/13          1,500      1,432,500
   Williams Cos., Inc., Notes ...........................     B1          7.875%       09/01/21          1,500      1,713,750
                                                                                                                 ------------
                                                                                                                   16,826,250
                                                                                                                 ------------
HEALTH SERVICES -- 5.2%
   Alliance Imaging, Inc., Sr. Sub. Notes(a) ............     B3           7.25%       12/15/12          2,500      2,375,000
   AmeriPath, Inc., Gtd. Notes ..........................    Caa1         10.50%       04/01/13          2,500      2,543,750
   Ardent Health Services LLC, Sr. Sub. Notes ...........     B3          10.00%       08/15/13          1,750      2,124,062
   Bio-Rad Laboratories, Inc., Sr. Sub. Notes ...........     Ba3         6.125%       12/15/14          1,250      1,268,750
   CDRV Investors, Inc., Sr. Disc. Notes, Zero Coupon
      (until 01/01/10) 144A .............................    Caa2         9.625%(v)    01/01/15            775        383,625
   Hanger Orthopedic Group, Inc., Gtd. Notes(a) .........     B3         10.375%       02/15/09          2,500      2,318,750
   HCA, Inc., Notes .....................................     Ba2         6.375%       01/15/15          1,750      1,820,189
   HEALTHSOUTH Corp., Sr. Notes .........................     NR          8.375%       10/01/11          2,310      2,304,225
   National Mentor, Inc., Sr. Sub. Notes 144A ...........     B3          9.625%       12/01/12          1,500      1,586,250
   National Nephrology Associates, Inc., Gtd.
     Notes 144A .........................................     B1           9.00%       11/01/11            335        377,713
   Pacificare Health Systems, Inc., Gtd. Notes ..........     Ba3         10.75%       06/01/09            640        707,200
   PerkinElmer, Inc., Gtd. Notes ........................     Ba2         8.875%       01/15/13          1,500      1,676,250
   Psychiatric Solutions, Inc., Sr. Sub. Notes 144A .....     B3           7.75%       07/15/15          2,975      3,027,062
   Tenet Healthcare Corp., Sr. Notes ....................     B3          9.875%       07/01/14          2,000      2,155,000
   Tenet Healthcare Corp., Sr. Notes 144A ...............     B3           9.25%       02/01/15            625        651,563
   Tenet Healthcare Corp., Sr. Unsec'd. Notes ...........     B3          7.375%       02/01/13          1,500      1,488,750
   Triad Hospitals, Inc., Sr. Sub. Notes ................     B3           7.00%       11/15/13          1,500      1,548,750
   UnitedHealth Group, Inc., Sr. Unsec'd. Notes .........     A2          4.875%       04/01/13          1,500      1,540,201

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B152

              ----------------------------------------------------
              AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)
              ----------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                                     PRINCIPAL
                                                            MOODY'S    INTEREST       MATURITY         AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                                 RATING       RATE           DATE           (000)       (NOTE 2)
                                                           --------    --------       --------       ---------   ------------
HEALTH SERVICES (CONT'D.)
   Vanguard Health Holdings II, Sr. Sub. Notes ..........    Caa1         9.00%        10/01/14         $1,000   $  1,085,000
                                                                                                                 ------------
                                                                                                                   30,982,090
                                                                                                                 ------------
HOTELS -- 0.8%
   Felcor Lodging L.P., Gtd. Notes (8.50% until 6/20/03)      B1          9.00%(v)     06/01/11          1,200      1,317,000
   Host Marriott L.P., Sr. Notes ........................     Ba3         7.00%        08/15/12          3,500      3,648,750
                                                                                                                 ------------
                                                                                                                    4,965,750
                                                                                                                 ------------
LEISURE -- 0.9%
   Gaylord Entertainment Co., Gtd. Notes ................     B3          6.75%        11/15/14          1,500      1,473,750
   Gaylord Entertainment Co., Sr. Notes .................     B3          8.00%        11/15/13          3,500      3,696,875
                                                                                                                 ------------
                                                                                                                    5,170,625
                                                                                                                 ------------
MACHINERY & EQUIPMENT -- 0.7%
   Dresser-Rand Group, Inc., Sr. Sub. Notes 144A ........     B3         7.375%        11/01/14          1,250      1,306,250
   JLG Industries, Inc., Gtd. Notes .....................     B2          8.25%        05/01/08          1,000      1,052,500
   Manitowoc Co., Inc., Gtd. Notes ......................     B1         7.125%        11/01/13          2,015      2,115,750
                                                                                                                 ------------
                                                                                                                    4,474,500
                                                                                                                 ------------
MEDIA - BROADCASTING -- 1.0%
   Allbritton Communications, Sr. Sub. Notes ............     B3          7.75%        12/15/12          2,500      2,475,000
   Clear Channel Communications, Inc., Sr. Notes ........    Baa3        4.625%        01/15/08          1,225      1,211,559
   Paxson Communications Corp., Gtd. Notes(a) ...........    Caa1        10.75%        07/15/08          1,500      1,485,000
   Sinclair Broadcast Group, Inc., Gtd. Notes ...........     B2          8.75%        12/15/11          1,000      1,055,000
                                                                                                                 ------------
                                                                                                                    6,226,559
                                                                                                                 ------------
MEDIA - CABLE -- 2.9%
   Charter Communications Holdings II, Sr. Notes ........    Caa1        10.25%        09/15/10          2,000      2,032,500
   Charter Communications Holdings LLC, Sr. Notes .......     Ca         10.00%        04/01/09          3,500      2,721,250
   DirecTV Holdings LLC / DirecTV Financing Co., Sr.
     Notes ..............................................     Ba2        8.375%        03/15/13            812        903,350
   DirecTV Holdings LLC, Sr. Notes 144A .................     Ba2        6.375%        06/15/15          1,750      1,750,000
   Echostar DBS Corp., Sr. Notes ........................     Ba3        6.375%        10/01/11          2,500      2,490,625
   Insight Communications Co., Inc., Sr. Disc. Notes,
     Zero Coupon (until 02/15/06)(a) ....................    Caa2        12.25%(v)     02/15/11          4,000      4,030,000
   Mediacom LLC Capital Corp., Sr. Notes(a) .............     B3          9.50%        01/15/13          3,500      3,508,750
                                                                                                                 ------------
                                                                                                                   17,436,475
                                                                                                                 ------------
MEDIA - DIVERSIFIED -- 0.3%
   Block Communications, Inc., Gtd. Notes ...............     B2          9.25%        04/15/09          1,550      1,658,500
                                                                                                                 ------------
MEDIA - SERVICES -- 0.5%
   Interpublic Group of Cos., Inc., Unsec'd. Notes ......    Baa3         6.25%        11/15/14            640        600,842
   Warner Music Group, Sr. Sub. Notes ...................     B3         7.375%        04/15/14          2,500      2,537,500
                                                                                                                 ------------
                                                                                                                    3,138,342
                                                                                                                 ------------
METALS/MINING EXCLUDING STEEL -- 0.8%
   Novelis, Inc., Sr. Notes (Canada) 144A(l) ............     B1          7.25%        02/15/15          1,500      1,513,125
   Peabody Energy Corp., Sr. Notes ......................    Ba3         5.875%        04/15/16          3,250      3,266,250
                                                                                                                 ------------
                                                                                                                    4,779,375
                                                                                                                 ------------
NON-ELECTRIC UTILITIES -- 0.6%
   SEMCO Energy, Inc., Sr. Notes ........................    Ba2         7.125%        05/15/08            750        767,314
   SEMCO Energy, Inc., Sr. Notes ........................    Ba2          7.75%        05/15/13          2,500      2,622,040
                                                                                                                 ------------
                                                                                                                    3,389,354
                                                                                                                 ------------
NON-FOOD & DRUG RETAILERS -- 0.9%
   Couche-Tard Corp., Sr. Sub. Notes ....................    Ba3          7.50%        12/15/13          1,450      1,529,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B153

              ----------------------------------------------------
              AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)
              ----------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                                     PRINCIPAL
                                                            MOODY'S    INTEREST       MATURITY         AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                                 RATING       RATE           DATE           (000)       (NOTE 2)
                                                           --------    --------       --------       ---------   ------------
NON-FOOD & DRUG RETAILERS (CONT'D.)
   Penny, (J.C.) Co., Inc., Notes .......................     Ba1        6.8755        10/15/15         $1,250   $  1,350,000
   Saks, Inc., Gtd. Notes ...............................     B2         7.375%        02/15/19          2,285      2,296,425
                                                                                                                 ------------
                                                                                                                    5,176,175
                                                                                                                 ------------
OIL FIELD EQUIPMENT & SERVICES -- 1.2%
   Hanover Compressor Co., Sr. Notes ....................     B3         8.625%        12/15/10          1,000      1,062,500
   KCS Energy, Inc., Gtd. Notes 144A ....................     B3         7.125%        04/01/12            400        410,000
   Kerr-McGee Corp., Sec'd. Notes .......................     Ba3         6.95%        07/01/24          2,000      2,076,546
   Key Energy Services, Inc., Sr. Notes .................     B1         6.375%        05/01/13          2,500      2,525,000
   Pride International, Inc., Sr. Notes .................     Ba2        7.375%        07/15/14          1,000      1,102,500
                                                                                                                 ------------
                                                                                                                    7,176,546
                                                                                                                 ------------
PACKAGING -- 2.2%
   Constar International, Inc., Sr. Sub. Notes(a) .......    Caa1        11.00%        12/01/12          1,525      1,220,000
   Crown Cork & Seal Co., Inc., Debs. ...................     B3         7.375%        12/15/26          4,000      3,690,000
   Graham Packing Co., Sr. Notes 144A ...................    Caa1         8.50%        10/15/12          3,500      3,552,500
   Owens-Brockway Glass Containers Corp., Gtd. Notes ....     B1         8.875%        02/15/09          2,500      2,668,750
   Owens-Brockway Glass Containers Corp., Gtd. Notes ....     B1          7.75%        05/15/11          1,500      1,601,250
   Stone Container Finance, Gtd. Notes ..................     B2         7.375%        07/15/14            550        519,750
                                                                                                                 ------------
                                                                                                                   13,252,250
                                                                                                                 ------------
PAPER & FOREST PRODUCTS -- 1.1%
   Boise Cascade LLC, Sr. Sub. Notes 144A ...............     B2         7.125%        10/15/14          1,500      1,481,250
   Bowater, Inc., Notes(a) ..............................     Ba3         6.50%        06/15/13          2,000      1,985,000
   Jefferson Smurfit Corp., Sr. Notes ...................     B3         9.625%        10/01/12            750        753,750
   Norske Skog Corp., Sr. Notes (Canada)(l) .............     Ba3        7.375%        03/01/14          2,450      2,413,250
                                                                                                                 ------------
                                                                                                                    6,633,250
                                                                                                                 ------------
PHARMACEUTICALS -- 1.0%
   Alpharma, Inc., Sr. Notes 144A .......................     B3         8.625%        05/01/11          1,500      1,473,750
   Warner Chilcott Corp., Gtd. Notes 144A ...............    Caa1         8.75%        02/01/15          4,500      4,398,750
                                                                                                                 ------------
                                                                                                                    5,872,500
                                                                                                                 ------------
PRINTING & PUBLISHING -- 1.1%
   Dex Media, Inc., Notes ...............................     B3           8.00%       11/15/13          1,500      1,601,250
   Houghton Mifflin Co., Sr. Notes ......................     B3           8.25%       02/01/11          2,750      2,866,875
   Primedia, Inc., Gtd. Notes ...........................     B2          8.875%       05/15/11            850        894,625
   R.H. Donnelley Corp., Sr. Notes 144A .................     B3          6.875%       01/15/13          1,250      1,281,250
                                                                                                                 ------------
                                                                                                                    6,644,000
                                                                                                                 ------------
REAL ESTATE INVESTMENT TRUST -- 0.2%
   McDermott, (J. Ray) SA, Sec'd. Notes 144A ............    Caa1         11.00%       12/15/13          1,000      1,125,000
                                                                                                                 ------------
RESTAURANTS -- 0.4%
   Denny's Corp Holdings, Inc., Gtd. Notes ..............    Caa1         10.00%       10/01/12          2,200      2,299,000
                                                                                                                 ------------
SOFTWARE/SERVICES -- 0.4%
   Electronic Data Systems Corp., Notes, Series B
     (6.00% until 8/01/04) ..............................     Ba1          6.50%(v)    08/01/13          2,500      2,559,805
                                                                                                                 ------------
STEEL PRODUCERS/PRODUCTS -- 0.2%
   Allegheny Ludlum Corp., Debs. ........................     B1           6.95%       12/15/25          1,500      1,449,177
                                                                                                                 ------------
SUPPORT-SERVICES -- 1.6%
   Iron Mountain, Inc., Gtd. Notes ......................    Caa1          7.75%       01/15/15          3,250      3,282,500
   Iron Mountain, Inc., Gtd. Notes ......................    Caa1         6.625%       01/01/16          4,000      3,720,000
   JohnsonDiversey, Inc., Gtd. Notes, Series B ..........     B3          9.625%       05/15/12            750        765,000
   United Rentals NA, Inc., Sr. Sub. Notes(a) ...........     B2           7.75%       11/15/13          1,750      1,728,125
                                                                                                                 ------------
                                                                                                                    9,495,625
                                                                                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B154

              ----------------------------------------------------
              AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)
              ----------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                                     PRINCIPAL
                                                            MOODY'S    INTEREST       MATURITY         AMOUNT       VALUE
CORPORATE BONDS (CONTINUED)                                 RATING       RATE           DATE           (000)       (NOTE 2)
                                                           --------    --------       --------       ---------   ------------
TELECOM - FIXED LINE -- 0.2%
   Level 3 Financing, Inc., Sr. Notes 144A(a) ...........    Caa1         10.75%       10/15/11         $1,200   $  1,017,000
                                                                                                                 ------------
TELECOM - INTEGRATED/SERVICES -- 1.7%
   Cincinnati Bell, Inc., Sr. Sub. Notes(a) .............     B3          8.375%       01/15/14          2,000      2,060,000
   Intelsat Bermuda Ltd., Sr. Notes 144A ................     B2           8.25%       01/15/13          3,000      3,112,500
   MCI, Inc., Sr. Notes .................................     B2          8.735%       05/01/14          1,000      1,123,750
   Qwest Capital Funding Co., Gtd. Notes(a) .............    Caa2          7.90%       08/15/10          2,000      2,000,000
   Qwest Services Corp., Sec'd. Notes (13.50% until
      12/21/03)(13.75% until 03/20/04), (14.00% until
      04/24/05) .........................................    Caa1         13.50%(v)    12/15/10          1,500      1,740,000
                                                                                                                 ------------
                                                                                                                   10,036,250
                                                                                                                 ------------
TELECOM - WIRELESS -- 2.2%
   Airgate PCS, Inc., Sec'd. Notes(a) ...................    Caa1         9.375%       09/01/09          1,000      1,055,000
   Airgate PCS, Inc., Sec'd. Notes 144A(a) ..............    Caa1         9.375%       09/01/09          1,250      1,318,750
   Centennial Cellular Operating Co., Gtd. Notes ........     B3         10.125%       06/15/13          2,000      2,270,000
   Dobson Communications Corp., Sr. Notes(a) ............     Ca          8.875%       10/01/13            625        575,000
   Nextel Communications, Inc., Sr. Notes ...............     Ba3         7.375%       08/01/15          1,000      1,085,000
   Nextel Partners, Inc., Sr. Notes .....................     Ba3         8.125%       07/01/11          1,400      1,526,000
   Rural Cellular Corp., Sr. Notes ......................    Caa1         9.875%       02/01/10          1,500      1,556,250
   Triton PCS, Inc., Gtd. Notes .........................     Ca          9.375%       02/01/11            725        523,813
   Triton PCS, Inc., Gtd. Notes .........................     Ca           8.75%       11/15/11          1,250        890,625
   UbiquiTel Operating Co., Sr. Notes ...................    Caa1         9.875%       03/01/11          1,500      1,653,750
   Western Wireless Corp., Sr. Notes ....................    Caa1          9.25%       07/15/13            550        629,062
                                                                                                                 ------------
                                                                                                                   13,083,250
                                                                                                                 ------------
TELECOMMUNICATIONS EQUIPMENT -- 0.2%
   Lucent Technologies, Debs. ...........................     B1           6.45%       03/15/29          1,500      1,350,000
                                                                                                                 ------------
THEATERS & ENTERTAINMENT -- 0.5%
   AMC Entertainment, Inc., Sr. Sub. Notes ..............     B3           8.00%       03/01/14          1,500      1,338,750
   Carmike Cinemas, Inc., Sr. Sub. Notes ................    Caa1          7.50%       02/15/14            550        501,188
   LCE Acquisistion Corp., Sr. Sub. Notes 144A ..........     B3           9.00%       08/01/14          1,200      1,167,000
                                                                                                                 ------------
                                                                                                                    3,006,938
                                                                                                                 ------------
TRANSPORTATION -- 1.1%
   CHC Helicopter Corp., Sr. Sub. Notes .................     B2          7.375%       05/01/14          2,250      2,255,625
   Hornbeck Offshore Services, Inc., Sr. Notes ..........     Ba3         6.125%       12/01/14          1,680      1,709,400
   Offshore Logistics, Inc., Gtd. Notes .................     Ba2         6.125%       06/15/13          2,700      2,619,000
                                                                                                                 ------------
                                                                                                                    6,584,025
                                                                                                                 ------------
TOTAL CORPORATE BONDS
   (cost $363,780,777) ..................................                                                         364,012,253
                                                                                                                 ------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 4.5%
   Federal Home Loan Mortgage Corp. .............................          6.00%       04/01/33          3,920      4,027,371
   Federal National Mortgage Assoc. .............................          5.50%   02/01/33-07/01/33     9,449      9,590,633
   Federal National Mortgage Assoc. .............................          6.00%   05/01/33-11/01/34    13,022     13,361,016
                                                                                                                 ------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
   (cost $27,002,990) ...........................................                                                  26,979,020
                                                                                                                 ------------

U.S. TREASURY OBLIGATIONS -- 4.4%
   U.S. Treasury Notes ..........................................        4.375%        05/15/07         10,000     10,136,330
   U.S. Treasury Notes(a) .......................................         5.00%        02/15/11          5,500      5,845,257
   U.S. Treasury Notes(a) .......................................         5.50%        02/15/08         10,000     10,466,020
                                                                                                                 ------------
TOTAL U.S. TREASURY OBLIGATIONS
   (cost $26,383,302) ...........................................                                                  26,447,607
                                                                                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B155

              ----------------------------------------------------
              AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)
              ----------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                                                    VALUE
COMMON STOCK -- 0.1%                                                                                  SHARES       (NOTE 2)
                                                                                                     ---------   ------------
TELECOM - INTEGRATED/SERVICES
   Avaya, Inc. (cost $925,980) ..................................................................       60,000   $    499,200
                                                                                                                 ------------
PREFERRED STOCKS -- 5.1%
AGENCY -- 0.1%
   Fannie Mae, 5.375%, CVT ......................................................................            6        582,627
                                                                                                                 ------------
AUTOMOTIVE -- 0.2%
   Ford Motor Co. Capital Trust II, 6.50%, CVT ..................................................       25,000      1,008,250
                                                                                                                 ------------
BEVERAGES -- 0.1%
   Constellation Brands, Inc., 5.75%, CVT .......................................................       20,000        894,000
                                                                                                                 ------------
BROKERAGE -- 0.1%
   Morgan Stanley, 8.250%, CVT 144A .............................................................       10,600        705,536
                                                                                                                 ------------
BUSINESS SERVICES -- 0.4%
   Interpublic Group of Cos., Inc., Series A, 5.375%, CVT .......................................       60,000      2,694,000
                                                                                                                 ------------
ELECTRIC - DISTRIBUTION / TRANSPORTATION -- 0.4%
   FPL Group, Inc., 8.00%, CVT ..................................................................       35,000      2,261,350
                                                                                                                 ------------
ELECTRIC - GENERATION -- 0.5%
   PNM Resources, Inc., 6.75%, CVT(a) ...........................................................       60,000      3,212,400
                                                                                                                 ------------
ENERGY - EXPLORATION & PRODUCTION -- 0.7%
   Chesapeake Energy Corp., 4.125%, CVT(a) ......................................................        3,000      4,399,875
                                                                                                                 ------------
FINANCIAL - SERVICES -- 0.4%
   Marshall & Ilsley Corp., 6.50%, CVT ..........................................................       80,000      2,204,000
                                                                                                                 ------------
FOOD & DRUG RETAILERS -- 0.4%
   Albertson's, Inc., 7.25%, CVT ................................................................      100,000      2,237,000
                                                                                                                 ------------
INSURANCE -- 0.8%
   CHUBB Corp., 7.00%, CVT ......................................................................       50,000      1,588,000
   Metlife, Inc., 6.375%, CVT ...................................................................      120,000      3,146,400
                                                                                                                 ------------
                                                                                                                    4,734,400
                                                                                                                 ------------
INTEGRATED ENERGY -- 0.6%
   Williams Cos., Inc., 5.50%, CVT ..............................................................       37,500      3,421,875
                                                                                                                 ------------
PHARMACEUTICALS -- 0.4%
   Schering Plough Corp., 6.00%, CVT(a) .........................................................       50,000      2,549,000
                                                                                                                 ------------
TOTAL PREFERRED STOCKS
   (cost $29,466,494) ...........................................................................                  30,904,313
                                                                                                                 ------------
TOTAL LONG-TERM INVESTMENTS
   (cost $543,671,815) ..........................................................................                 546,707,606
                                                                                                                 ------------

                                                                                                     PRINCIPAL
                                                                       INTEREST       MATURITY         AMOUNT
                                                                         RATE           DATE           (000)
                                                                       --------       --------       ---------
SHORT-TERM INVESTMENTS -- 24.8%
COMMERCIAL PAPER -- 0.2%
   Skandinaviska Enskilda Banken(b)(c) ............................        3.21%      07/17/05        $  1,108      1,107,688
                                                                                                                 ------------

CORPORATE OBLIGATIONS -- 1.8%
   Merrill Lynch & Co., Inc.(b)(c) ................................       3.537%      07/01/05          10,838     10,837,500
                                                                                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B156

              ----------------------------------------------------
              AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)
              ----------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                                     PRINCIPAL
SHORT-TERM INVESTMENTS (CONTINUED)                                     INTEREST       MATURITY         AMOUNT        VALUE
TIME DEPOSITS -- 1.2%                                                    RATE           DATE           (000)       (NOTE 2)
                                                                       --------       --------       ---------   ------------
   Credit Suisse First Boston(b) ..................................       3.375%      07/01/05        $  7,358   $  7,357,981
   Societe Generale NY(b) .........................................       3.375%      07/01/05              12         12,312
                                                                                                                 ------------
                                                                                                                    7,370,293
                                                                                                                 ------------

                                                                                                      SHARES
                                                                                                    ----------
NON-REGISTERED INVESTMENT COMPANY -- 12.7%
   BlackRock Institutional Money Market Trust(b)(j) ..........................................      76,383,514     76,383,514
                                                                                                                 ------------
REGISTERED INVESTMENT COMPANY -- 8.9%
   BlackRock Provident Institutional Funds TempCash Portfolio(j) .............................      26,708,158     26,708,158
   BlackRock Provident Institutional Funds TempFund Portfolio(j) .............................      26,708,157     26,708,157
                                                                                                                 ------------
                                                                                                                   53,416,315
                                                                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
   (cost $149,115,310) .......................................................................                    149,115,310
                                                                                                                 ------------
TOTAL INVESTMENTS -- 115.8%
   (cost $692,787,125; Note 6) ...............................................................                    695,822,916

LIABILITIES IN EXCESS OF OTHER ASSETS (INCLUDES CASH COLLATERAL
    FOR SECURITIES ON LOAN OF $95,698,995) -- (15.8)% .........................................                   (94,846,911)
                                                                                                                 ------------
NET ASSETS -- 100.0% ..........................................................................                  $600,976,005
                                                                                                                 ============

The following abbreviations are used in portfolio descriptions:

144A Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

CVT  Convertible Security

NR   Not rated by Moody's or Standard & Poor's.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $93,424,933; cash collateral of $95,698,995 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c) Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.

(d)  Standard & Poor's rating.

(j)  Security available to institutional investors only.

(l)  US$ Denominated Foreign Bonds.

(v)  The rate shown reflects the coupon rate after the step date.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B157

              ----------------------------------------------------
              AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)
              ----------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2005 were as follows:

INDUSTRY
--------
Health Services                                                            7.1%
Gaming                                                                     4.7
U.S. Government Agency Mortgage                                            4.5
U.S. Treasury Obligations                                                  4.4
Pharmaceuticals                                                            3.6
Chemicals                                                                  3.5
Media - Cable                                                              2.9
Gas Distribution                                                           2.8
Aerospace/Defense                                                          2.7
Electric - Generation                                                      2.6
OilField Equipment & Services                                              2.5
Energy - Exploration & Production                                          2.4
Telecom - Wireless                                                         2.4
Support - Services                                                         2.3
Food & Drug Retailers                                                      2.2
Packaging                                                                  2.2
Electric - Integrated                                                      2.0
Hotels                                                                     1.8
Telecom - Integrated/Services                                              1.8
Consumer Products                                                          1.7
Forestry/Paper                                                             1.7
Software/Services                                                          1.7
Auto Loans                                                                 1.4
Media - Broadcasting                                                       1.4
Metals/Mining Excluding Steel                                              1.4
Media Diversified                                                          1.3
Building & Construction                                                    1.2
Food - Wholesale                                                           1.2
Non-Food & Drug Retailers                                                  1.2
Diversified Capital Goods                                                  1.1
Paper & Forest Products                                                    1.1
Printing & Publishing                                                      1.1
Transportation                                                             1.1
Automotive Parts & Equipment                                               0.9
Financial Services                                                         0.9
Leisure                                                                    0.9
Environmental                                                              0.8
Insurance                                                                  0.8
Electronics                                                                0.7
Enegy Exploration                                                          0.7
Machinery & Equipment                                                      0.7
Business Services                                                          0.6
Integrated Energy                                                          0.6
Non-Electric Utilities                                                     0.6
Theaters & Entertainment                                                   0.6
Machinery                                                                  0.5
Media-Services                                                             0.5
Telecommunications Equipment                                               0.5
Building Materials                                                         0.4
Electric-Distribution/Transportation                                       0.4
Restaurants                                                                0.4
Apparel & Textile                                                          0.3
Banking                                                                    0.3
Brokerage                                                                  0.3
Healthcare Services                                                        0.3
Automotive                                                                 0.2
Household & Leisure Products                                               0.2
Real Estate Investment Trust                                               0.2
Steel Producers/Products                                                   0.2
Telecom - FixedLine                                                        0.2
Agency                                                                     0.1
Automobile Manufacturers                                                   0.1
Beverages                                                                  0.1
Short-Term Investments                                                    24.8
                                                                         -----
                                                                         115.8
Liabilities in excess of other assets                                    (15.8)
                                                                         -----
                                                                         100.0%
                                                                         =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B158

                      -------------------------------------
                      AST PIMCO TOTAL RETURN BOND PORTFOLIO
                      -------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

LONG-TERM INVESTMENTS -- 90.7%                                                                           PRINCIPAL
                                                            MOODY'S    INTEREST       MATURITY            AMOUNT        VALUE
ASSET-BACKED SECURITIES -- 2.9%                             RATING       RATE           DATE               (000)       (NOTE 2)
                                                           --------    --------       --------           ---------   ------------
   Bear Stearns Asset Backed Securities, Inc.,
     Series 2001-A, Class AIII ..........................     Aaa         3.54%       02/15/31(c)        $    612    $    613,463
   Carrington Mortgage Loan Trust .......................     Aaa         3.24%       06/25/35(c)           1,800       1,800,744
   CCCA LLC, Series 2000 144A
     (cost $941,635; purchased 05/21/02)(g) ............     AAA(d)       7.80%       10/15/08                894         934,949
   Citibank Omni-S Master Trust, Series 2002-4, Class A .     NR          3.35%       08/18/09(c)          23,000      23,017,303
   Countrywide Asset-Backed Certificates,
     Series 2004-7, Class 2AV1 ..........................     Aaa        3.464%       12/25/22(c)           5,096       5,099,279
   EMC Mortgage Loan Trust, Series 2001-A, Class A 144A .     Aaa        3.684%       05/25/40(c)           9,247       9,284,031
   Equity One ABS, Inc., Series 2004-2, Class AF1 .......     NR         3.424%       07/25/34(c)           2,567       2,568,612
   Fremont Home Loan Trust, Series 2004-2, Class 2A1 ....     Aaa        3.464%       07/25/34(c)           1,913       1,914,493
   Home Equity Mortgage Trust, Series 2004-4, Class A2 ..     Aaa        3.464%       12/25/34(c)           2,954       2,955,859
   Nelnet Student Loan Trust, Series 2004-4, Class A1 ...     Aaa         2.69%       04/25/11(c)           1,846       1,847,055
   Novastar NIM Trust, Series 2004-N1, Class Notes 144A
     (cost $46,875; purchased 01/30/04)(g) ..............     A-(d)      4.458%       02/25/34                 47          46,887
   Wells Fargo Home Equity Trust, Series 2004-2,
     Class A-31 .........................................     Aaa        3.474%       06/25/19(c)             982         983,243
                                                                                                                     ------------
TOTAL ASSET-BACKED SECURITIES
   (cost $51,005,712) .........................................................................                        51,065,918
                                                                                                                     ------------

COLLATERALIZED MORTGAGE OBLIGATIONS -- 8.4%
   AAA Trust, Series 2005-2, Class A1 144A ..............     AAA        3.414%       11/26/35(c)           8,027       8,040,997
   Aames Mortgage Investment Trust ......................     AAA        3.394%       09/25/35(c)             685         685,734
   ABN AMRO Mortgage Corp. ..............................     AAA         5.50%       01/25/34              2,876       2,824,349
   Bank of America Funding Corp. ........................    AAA(d)      4.118%       05/25/35(c)           4,400       4,349,406
   Bank of America Mortgage Securities,
     Series 2004-1, Class 5A1 ...........................    AAA(d)       6.50%       09/25/33              1,029       1,046,168
   Bear Stearns Alt-A Trust .............................     Aaa        5.446%       05/25/35              8,430       8,590,003
   Bear Stearns Trust, Series 2002-11, Class A-1 ........     Aaa        5.639%       02/25/33                824         833,233
   Bear Stearns Trust, Series 2002-11, Class A-2 ........     Aaa        5.345%       01/25/33              1,843       1,860,463
   Bear Stearns Trust, Series 2002-9, Class 2A ..........     Aaa        5.257%       10/25/32                310         310,189
   Capital Auto Receivables Asset Trust 144A ............     Aaa         3.23%       06/15/06(c)           1,011       1,011,749
   Fannie Mae Grantors Trust ............................     Aaa        3.111%       11/28/35(c)           2,167       2,165,091
   Fannie Mae Whole Loan, Series 2003-W1, Class 1A1 .....     Aaa         6.50%       12/25/42              2,146       2,234,441
   Fannie Mae Whole Loan, Series 2004-W2, Class 2A2 .....     Aaa         7.00%       02/25/44                688         729,601
   Fannie Mae Whole Loan, Series 2004-W2, Class 5A ......     Aaa         7.50%       03/25/44                706         758,571
   Fannie Mae, Series 1993-70, Class Z ..................     Aaa         6.90%       05/25/23                180         187,910
   Fannie Mae, Series 2002-56, Class MC .................     Aaa         5.50%       09/25/17                413         422,658
   Fannie Mae, Series 2003-122, Class TU ................     Aaa         4.00%       05/25/16                770         770,709
   Fannie Mae, Series 2003-25, Class KP .................     Aaa         5.00%       04/25/33             16,072      15,875,736
   Fannie Mae, Series 2003-33, Class PU .................     Aaa         4.50%       05/25/33                537         535,120
   Fannie Mae, Series 2003-63, Class A2 .................     Aaa         2.34%       07/25/44                115         114,714
   Freddie Mac, Series 2064, Class ZA ...................     Aaa         6.50%       05/15/28              4,618       4,803,285
   Freddie Mac, Series 2145, Class MZ ...................     Aaa         6.50%       04/15/29             12,022      12,534,950
   Freddie Mac, Series 2378, Class PE ...................     Aaa         5.50%       11/15/16                665         691,395
   Freddie Mac, Series 2513, Class QK ...................     Aaa         5.00%       08/15/28                 16          16,164
   Freddie Mac, Series 2649, Class QA ...................     Aaa         3.50%       03/15/10                851         850,497
   Freddie Mac, Series 2662, Class DG ...................     Aaa         5.00%       10/15/22              1,300       1,303,122
   Freddie Mac, Series 2694, Class QH ...................     Aaa         4.50%       03/15/32              1,265       1,246,706
   Freddie Mac, Series 2721, Class PE ...................     Aaa         5.00%       01/15/23                525         528,844
   Freddie Mac, Series 2724, Class PT ...................     Aaa         3.75%       05/15/16                578         574,502
   Freddie Mac, Series 2728, Class TC ...................     Aaa         4.00%       02/15/23              1,060       1,053,851
   Freddie Mac, Series 2734, Class PG ...................     Aaa         5.00%       07/15/32                909         912,719
   Freddie Mac, Series 2737, Class XG ...................     Aaa         4.00%       11/15/22                530         526,925
   Freddie Mac, Series 2737, Class YD ...................     Aaa         5.00%       08/15/32                600         602,887
   Freddie Mac, Series 2750, Class NB ...................     Aaa         4.00%       12/15/22              1,426       1,417,526
   Freddie Mac, Series 2759, Class AU ...................     Aaa         3.50%       05/15/19                595         591,513
   Freddie Mac, Series 2764, Class LZ ...................     Aaa         4.50%       03/15/34              9,097       8,260,562
   Freddie Mac, Series 2785, Class ZE ...................     Aaa         4.50%       04/15/34              4,110       3,737,886

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B159

                -------------------------------------------------
                AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                                         PRINCIPAL
COLLATERALIZED MORTGAGE                                     MOODY'S    INTEREST       MATURITY             AMOUNT        VALUE
OBLIGATIONS (CONTINUED)                                     RATING       RATE           DATE               (000)       (NOTE 2)
                                                           --------    --------       --------           ---------   ------------
   Freddie Mac, Series 2786, Class PA ...................     Aaa         3.50%       10/15/10           $    489    $    488,095
   GS Mortgage Securities Corp. II, Series 2001-1285,
     Class A2 144A ......................................     Aaa        6.526%       08/15/18              2,000       2,232,863
   GSR Mortgage Loan Trust, Series 2004-7, Class 1A1 ....     Aaa        3.445%       06/01/34             14,079      13,881,033
   Indymac Trust, Series 2001-H2, Class A2 ..............     Aaa        6.642%       01/25/32(c)             141         141,076
   Nationslink Funding Corp., Series 1999-SL, Class A4 ..     Aaa        6.654%       11/10/30                281         284,988
   Prime Mortgage Trust, Series 2004-CL1, Class 1A2 .....    AAA(d)       3.49%       02/25/34(c)           2,126       2,130,468
   Prime Mortgage Trust, Series 2004-CL1, Class 2A2 .....    AAA(d)       3.49%       02/25/19(c)             535         536,376
   Rothschild, (L.F.) Mortgage Trust, Series 2, Class Z      AAA(d)       9.95%       08/01/17                169         178,292
   Structured Asset Securities Corp., Series 2002-1A,
     Class 4A ...........................................     Aaa        6.112%       02/25/32(c)             211         211,752
   Washington Mutual, Series 2002-AR11, Class A1 ........     Aaa        5.129%       10/25/32(c)           1,734       1,746,289
   Washington Mutual, Series 2004-CB1, Class 4A .........     Aaa         6.00%       06/25/34                637         649,355
   Wells Fargo Mortgage Backed Securities ...............    AAA(d)       5.25%       01/25/34             34,832      32,787,861
                                                                                                                     ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
    (cost $147,111,490) .......................................................................                       148,268,624
                                                                                                                     ------------

CORPORATE BONDS -- 4.7%
AIRLINES -- 0.3%
   United Air Lines, Inc., Equipment Trust, Series 91C
     144A (cost $8,052,231; purchased 01/03/96)(g)(i) ...     NR         10.36%       11/13/12              6,925       3,860,688
   United Air Lines, Inc., Equipment Trust, Series 91E
     144A (cost $582,741; purchased 01/03/96)(g)(i) .....     NR         10.36%       11/27/12                500         278,750
   United Air Lines, Inc., Pass-Thru Cert., Series 91A2
     144A (cost $1,000,630; purchased 03/01/95)(g)(i) ...     NR         10.02%       03/22/14              1,000         472,875
                                                                                                                     ------------
                                                                                                                        4,612,313
                                                                                                                     ------------
AUTOMOBILE MANUFACTURERS -- 0.3%
   DaimlerChrysler NA Holding Co., Notes ................     A3          3.89%       05/24/06(c)           5,900       5,916,691
                                                                                                                     ------------
CONGLOMERATES -- 0.1%
   Altria Group, Inc., Debs. ............................    Baa2         7.75%       01/15/27              1,700       2,047,235
                                                                                                                     ------------
ENTERTAINMENT & LEISURE
   Time Warner, Inc., Notes .............................    Baa1         8.11%       08/15/06                510         530,213
                                                                                                                       ----------
FINANCIAL - SERVICES -- 2.2%
   American General Finance, Notes ......................     A1         3.492%       03/23/07(c)           1,100       1,099,758
   Duke Capital Corp., Notes ............................    Baa3        4.302%       05/18/06                595         596,364
   Ford Motor Credit Co., Sr. Notes .....................    Baa2         5.80%       01/12/09                860         817,029
   Ford Motor Credit Co., Notes .........................    Baa2         7.60%       08/01/05              6,200       6,214,006
   Ford Motor Credit Co., Notes .........................    Baa2        6.875%       02/01/06                431         435,368
   Ford Motor Credit Co., Notes .........................    Baa2         3.59%       07/18/05(c)           4,500       4,498,236
   General Motors Acceptance Corp., Notes ...............    Baa2         7.50%       07/15/05              7,700       7,703,380
   General Motors Acceptance Corp., Notes ...............    Baa2         6.75%       01/15/06              1,475       1,486,828
   General Motors Acceptance Corp., Notes ...............    Baa2        6.125%       09/15/06                780         780,780
   General Motors Acceptance Corp., Notes ...............    Baa2        6.875%       09/15/11                510         471,351
   General Motors Acceptance Corp., Notes ...............    Baa2        4.375%       12/10/07                380         356,229
   Pemex Project Funding Master Trust, Gtd. Notes .......    Baa1         8.50%       02/15/08                490         537,775
   Pemex Project Funding Master Trust, Gtd. Notes .......    Baa1         8.00%       11/15/11              2,700       3,073,950
   Pemex Project Funding Master Trust, Gtd. Notes .......    Baa1        8.625%       02/01/22              2,300       2,840,500
   Phoenix Quake Ltd., Notes 144A
     (cost $1,200,000; purchased 06/18/03)(g) ...........    Baa3         5.57%       07/03/08(c)           1,200       1,234,284
   Phoenix Quake Wind Ltd., Notes 144A
     (cost $1,200,000; purchased 06/18/03)(g) ...........    Baa3         5.57%       07/03/08(c)           1,200       1,234,284
   Phoenix Quake Wind Ltd., Notes 144A
     (cost $550,000; purchased 06/18/03)(g) .............     B3          6.62%       07/03/08(c)             550         470,316
   Qwest Capital Funding Corp., Gtd. Notes ..............    Caa2         7.25%       02/15/11                153         147,262

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B160

                -------------------------------------------------
                AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                                         PRINCIPAL
                                                            MOODY'S    INTEREST       MATURITY             AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                                 RATING       RATE           DATE               (000)       (NOTE 2)
                                                           --------    --------       --------           ---------   ------------
FINANCIAL - SERVICES (CONT'D.)
   UFJ Finance Aruba AEC, Gtd. Notes ....................     A2          6.75%       07/15/13           $  2,900    $  3,239,164
   Verizon Global Funding Corp., Notes ..................     A2          7.25%       12/01/10                900       1,021,313
                                                                                                                     ------------
                                                                                                                       38,258,177
                                                                                                                     ------------
OIL & GAS -- 0.7%
   El Paso Corp., Sr. Notes .............................    Caa1         7.75%       01/15/32             11,800      11,564,000
                                                                                                                     ------------
TELECOMMUNICATIONS -- 1.0%
   France Telecom SA, Notes (France)(l) .................     A3          7.95%       03/01/06              5,000       5,110,350
   GTE Hawaiian Telephone, Debs. ........................     Aaa        7.375%       09/01/06                585         601,049
   Qwest Corp., Debs. ...................................     Ba3        8.875%       06/01/31                500         507,500
   Qwest Corp., Debs. ...................................     Ba3         7.20%       11/10/26              8,950       8,099,750
   Sprint Capital Corp., Gtd. Notes .....................    Baa3         6.00%       01/15/07              3,500       3,587,913
                                                                                                                     ------------
                                                                                                                       17,906,562
                                                                                                                     ------------
UTILITIES -- 0.1%
   Cleveland Electric Co., Notes ........................     Aaa         7.13%       07/01/07              1,570       1,654,012
                                                                                                                     ------------
TOTAL CORPORATE BONDS
   (cost $86,275,081) .........................................................................                        82,489,203
                                                                                                                     ------------

FOREIGN GOVERNMENT BONDS -- 6.4%
   Canadian Government (Canada) .........................     Aaa         5.75%       06/01/33              1,600       1,616,063
   Canadian Government (Canada) .........................     Aaa         3.00%       12/01/36                818         835,836
   French Government (France) ...........................     Aaa         5.75%       10/25/32              6,200      10,183,497
   French Government (France) ...........................     Aaa         4.75%       04/25/35              4,200       6,051,351
   French Government (France) ...........................     NR          4.00%       04/25/49              1,200       1,548,011
   German Government (Germany) ..........................     Aaa        5.625%       01/04/28              1,600       2,523,827
   German Government (Germany) ..........................     Aaa         5.50%       01/04/31              5,300       8,377,802
   Republic of Brazil (Brazil)(c) .......................     B1          9.23%       06/29/09                100         116,125
   Republic of Brazil (Brazil) ..........................     B1         11.00%   01/11/12-08/17/40         2,150       2,582,087
   Republic of Brazil (BRB) .............................     B1          8.00%       04/15/14             15,199      15,666,351
   Republic of Brazil (BRB)(c) ..........................     B1          4.25%       04/15/06              1,125       1,125,978
   Republic of Brazil (BRB)(c) ..........................     B1         4.313%       04/15/09                847         840,719
   Republic of Brazil (BRB)(c) ..........................     B1         4.313%       04/15/12                494         478,067
   Republic of Panama (Panama) ..........................     Ba1        9.375%       01/16/23              4,400       5,456,000
   Republic of Panama (Panama) ..........................     Ba1        8.875%       09/30/27                400         479,000
   Republic of Peru (BRB)(c) ............................     Ba3         4.50%       03/07/17              3,960       3,804,372
   Republic of Peru (Peru) ..............................     Ba3        9.125%   01/15/08-02/21/12        10,875      12,583,125
   Republic of Peru (Peru) ..............................     Ba3        9.875%       02/06/15              2,500       3,106,250
   Republic of South Africa (South Africa) ..............    Baa1        9.125%       05/19/09                800         930,000
   Russian Federation (Russia) ..........................    Baa3         5.00%       03/31/30             14,300      15,999,841
   Spanish Government (Spain) ...........................     Aaa         5.75%       07/30/32              2,200       3,603,954
   Spanish Government (Spain) ...........................     NR          4.20%       01/31/37              1,400       1,851,187
   United Mexican States (Mexico) .......................    Baa1        9.875%       02/01/10                600         727,200
   United Mexican States (Mexico) .......................    Baa1        8.375%       01/14/11              2,800       3,266,200
   United Mexican States (Mexico) .......................    Baa1        6.375%       01/16/13              2,490       2,679,240
   United Mexican States (Mexico) .......................    Baa1        8.125%       12/30/19                200         246,000
   United Mexican States (Mexico) .......................    Baa1         8.30%       08/15/31              5,100       6,362,250
                                                                                                                     ------------
TOTAL FOREIGN GOVERNMENT BONDS
   (cost $105,342,888) ........................................................................                       113,040,333
                                                                                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B161

                -------------------------------------------------
                AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                                         PRINCIPAL
                                                            MOODY'S    INTEREST       MATURITY             AMOUNT        VALUE
MUNICIPAL BONDS -- 1.8%                                     RATING       RATE           DATE               (000)       (NOTE 2)
                                                           --------    --------       --------           ---------   ------------
CALIFORNIA -- 0.3%
   Golden State Tobacco Securitization Corp.
     Series 2003-A-1                                         Baa3         6.25%       06/01/33           $  5,300    $  5,781,982
                                                                                                                     ------------
ILLINOIS
   Illinois State Taxable-Pension General Obligation
      Bond ..............................................     Aa3         4.95%       06/01/23                570         587,094
                                                                                                                     ------------
NEVADA -- 0.4%
   Las Vegas Water Authority (MBIA Insured) Series B ....     Aaa         5.00%   06/01/25-06/01/27         6,040       6,383,864
                                                                                                                     ------------
NEW JERSEY -- 0.1%
   City of Trenton General Obligation Bond
     (FSA Insured) ......................................     Aaa         4.80%       04/01/14                990       1,015,007
   Jersey City Municipal Utilities Authority Water
     Revenue Bond (MBIA Insured) Series A ...............     Aaa         4.81%       05/15/14              1,000       1,021,660
                                                                                                                     ------------
                                                                                                                        2,036,667
                                                                                                                     ------------
New Mexico
   Jicarilla New Mexico Apache Nation, Revenue Bonds ....      NR         3.85%       12/01/08                435         430,072
                                                                                                                     ------------
NEW YORK -- 0.2%
   New York City Municipal Water Fund Authority, Water
     & Sewer System Revenue Bond 144A ...................    AA+(d)       5.00%       06/15/38              1,700       1,919,130
   New York City Transitional Financial Authority,
     Series E ...........................................     Aa1         5.00%       02/01/28              1,200       1,268,040
   New York State General Obligation Bond 144A ..........      NR         6.66%       03/01/30                550         614,702
                                                                                                                     ------------
                                                                                                                        3,801,872
                                                                                                                     ------------
OREGON -- 0.1%
   Portland Oregon River District Urban Renewal and
     Redevelopment Revenue Bonds (AMBAC Insured)
     Series B ...........................................     Aaa         3.35%       06/15/10              1,020         978,129
                                                                                                                     ------------
TEXAS -- 0.1%
   Texas State Rite PA 144A .............................      NR         4.75%       04/01/35              1,200       1,269,624
                                                                                                                     ------------
WISCONSIN -- 0.6%
   Badger Tobacco Asset Securitization Corp. ............    Baa3         6.00%       06/01/17             10,100      10,652,773
   Wisconsin State General Revenue Bond .................     Aaa         5.70%       05/01/26                510         565,320
                                                                                                                     ------------
                                                                                                                       11,218,093
                                                                                                                     ------------
TOTAL MUNICIPAL BONDS
   (cost $30,586,204) ..............................................................................                   32,487,397
                                                                                                                     ------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 55.4%
   Federal Home Loan Mortgage Corp. .....................                 5.00%   10/01/18-08/11/35         8,103       8,188,825
   Federal Home Loan Mortgage Corp. .....................                 5.50%       01/01/34              3,422       3,472,697
   Federal Home Loan Mortgage Corp. .....................                 6.00%   02/01/16-02/01/33         8,118       8,354,371
   Federal Home Loan Mortgage Corp. .....................                 8.25%       08/01/17                 20          21,290
   Federal National Mortgage Assoc. .....................                 5.00%         TBA                51,500      51,422,187
   Federal National Mortgage Assoc. .....................                3.319%       09/22/06              7,300       7,297,919
   Federal National Mortgage Assoc. .....................                3.978%       08/01/29                265         267,518
   Federal National Mortgage Assoc. .....................                4.172%       05/01/36             15,381      15,656,869
   Federal National Mortgage Assoc. .....................                4.287%       01/01/24                 12          12,331
   Federal National Mortgage Assoc. .....................                4.371%       11/01/35              4,780       4,865,478
   Federal National Mortgage Assoc. .....................                 4.50%   09/01/18-09/01/33         7,691       7,654,081
   Federal National Mortgage Assoc. .....................                4.551%       01/01/28                204         207,311
   Federal National Mortgage Assoc. .....................                 5.00%   10/01/08-03/01/34       154,418     156,258,198
   Federal National Mortgage Assoc. .....................                 5.00%       03/01/34                 --(r)           --
   Federal National Mortgage Assoc. .....................                 5.50%   08/01/16-07/14/35       655,829     665,467,250
   Federal National Mortgage Assoc. .....................                 6.00%   02/01/17-01/01/34        21,012      21,736,829
   Federal National Mortgage Assoc. .....................                 6.00%       11/01/17                 --(r)          503
   Federal National Mortgage Assoc. .....................                6.375%       01/01/09              1,817       1,919,626
   Federal National Mortgage Assoc. .....................                 6.50%   09/01/16-11/01/33         1,391       1,447,006

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B162

                -------------------------------------------------
                AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                                       PRINCIPAL
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED                                 INTEREST       MATURITY           AMOUNT        VALUE
SECURITIES (CONTINUED)                                                   RATE           DATE              (000)       (NOTE 2)
                                                                       --------       --------          ---------   -------------
   Government National Mortgage Assoc. ............................       3.375%  06/20/22-05/20/30      $    819   $     813,816
   Government National Mortgage Assoc. ............................        3.50%      07/20/30              2,374       2,360,687
   Government National Mortgage Assoc. ............................        3.75%  08/20/23-02/20/32        10,124      10,204,924
   Government National Mortgage Assoc. ............................       4.125%  10/20/23-11/20/29         5,655       5,741,992
   Government National Mortgage Assoc. ............................       4.375%  03/20/17-02/20/27         3,468       3,524,389
   Government National Mortgage Assoc. ............................        6.00%      01/15/34                177         182,688
   Government National Mortgage Assoc. ............................        7.00%      02/15/24                 10          10,412
                                                                                                                    -------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
   (cost $967,986,828) ............................................                                                   977,089,197
                                                                                                                    -------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.3%
   Federal Home Loan Bank .........................................        4.20%      02/05/07              1,400       1,301,993
   Small Business Administration
     Series 2003-P10 Cl-B .........................................       4.875%      09/10/13             13,600      13,818,139
     Series 2003-20I Class 1 ......................................        5.13%      09/01/23              1,566       1,615,318
     Series 2004-20F Cl-1 .........................................        5.52%      06/01/24             10,050      10,557,525
     Series 2001-P10B Class 1 .....................................       6.344%      08/01/11             10,745      11,328,699
     Series 2000-P10B Class 1 .....................................       7.449%      08/01/10              1,157       1,245,746
                                                                                                                    -------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (cost $38,426,985) .............................................                                                    39,867,420
                                                                                                                    -------------

U.S. TREASURY OBLIGATIONS -- 8.5%
   U.S. Treasury Bonds ............................................        5.25%      11/15/28              3,900       4,455,598
   U.S. Treasury Bonds ............................................        5.50%      08/15/28              2,200       2,591,446
   U.S. Treasury Bonds ............................................        6.00%      02/15/26                200         246,484
   U.S. Treasury Bonds ............................................        6.25%      08/15/23              1,000       1,246,524
   U.S. Treasury Bonds ............................................       7.875%      02/15/21              3,600       5,096,956
   U.S. Treasury Inflationary Bonds TIPS ..........................       1.625%      01/15/15              4,100       4,163,661
   U.S. Treasury Inflationary Bonds TIPS ..........................       2.375%      01/15/25             10,300      11,640,689
   U.S. Treasury Inflationary Bonds TIPS ..........................       3.375%      01/15/07(k)           2,300       2,914,958
   U.S. Treasury Inflationary Bonds TIPS ..........................       3.625%      04/15/28              1,700       2,748,275
   U.S. Treasury Inflationary Bonds TIPS ..........................       3.875%      04/15/29              7,300      12,145,119
   U.S. Treasury Notes ............................................       4.875%      02/15/12             96,700     102,728,665
                                                                                                                    -------------
TOTAL U.S. TREASURY OBLIGATIONS
   (cost $148,482,345) ............................................                                                   149,978,375
                                                                                                                    -------------
                                                                                                           SHARES
                                                                                                           ------
PREFERRED STOCK -- 0.2%
FINANCIAL SERVICES -- 0.2%
   Fannie Mae, 7.00% (cost $2,629,213) ............................                                        52,000       2,897,377
                                                                                                                    -------------
                                                                                                           UNITS
                                                                                                           ------
RIGHTS* -- 0.1%
   United Mexican States Value Recovery Rights Series C (Mexico) ..                                        49,719               5
   United Mexican States Value Recovery Rights Series D (Mexico) ..                                        49,629       1,277,947
   United Mexican States Value Recovery Rights Series E (Mexico) ..                                        35,410         849,840
                                                                                                                    -------------
TOTAL RIGHTS
   (cost $737,487) ................................................                                                     2,127,792
                                                                                                                    -------------
TOTAL LONG-TERM INVESTMENTS
   (cost $1,578,584,233) ..........................................                                                 1,599,311,636
                                                                                                                    -------------

                                                                                                       PRINCIPAL
                                                                                                         AMOUNT
                                                                                                          (000)
                                                                                                       ----------
SHORT-TERM INVESTMENTS -- 18.2%
BANK LOAN -- 0.4%
   New York State General Obligation Bond 144A
     (cost $6,300,000; purchased 06/28/04)(g) .....................        3.34%      08/19/05           $6,300         6,266,507
                                                                                                                    -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B163

                -------------------------------------------------
                AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                                      PRINCIPAL
SHORT-TERM INVESTMENTS (CONTINUED)                                     INTEREST       MATURITY          AMOUNT         VALUE
COMMERCIAL PAPER -- 7.0%                                                 RATE           DATE             (000)        (NOTE 2)
                                                                       ---------      --------        ----------    -------------
   Carolina Power Co. .............................................        3.67%      10/11/05           $    700   $     686,941
   HBOS Treasury Services .........................................        3.05%      07/14/05             25,000      24,957,998
   Ixis (cost $18,084,514; purchased 05/09/05)(h) .................        3.08%      07/11/05             18,100      18,083,740
   Rabobank USA ...................................................        3.15%      08/08/05             22,200      22,122,494
   Skandi Ensk Bank (cost $4,196,465; purchased 04/11/05)(h) ......        3.03%      07/11/05              4,200       4,194,639
   Total Fina Elf Capital (cost $300,000; purchased 06/30/05)(h) ..        3.37%      07/01/05                300         300,000
   UBS Finance, Inc. ..............................................       3.065%      07/11/05              4,600       4,595,888
   UBS Finance, Inc. ..............................................       3.105%      07/11/05                600         599,482
   UBS Finance, Inc. ..............................................       3.115%      07/25/05                100          99,782
   UBS Finance, Inc. ..............................................       3.165%      08/30/05             48,100      47,592,545
   UBS Finance, Inc. ..............................................        3.23%      09/19/05                500         494,482
                                                                                                                    -------------
                                                                                                                      123,727,991
                                                                                                                    -------------

FOREIGN TREASURY BILLS -- 9.2%
   France Government Treasury Bills ...............................       2.008%      08/04/05            124,400     150,258,833
   France Government Treasury Bills ...............................        2.00%      09/01/05             10,000      12,060,048
                                                                                                                    -------------
                                                                                                                      162,318,881
                                                                                                                    -------------

REPURCHASE AGREEMENTS -- 0.6%
   U.S. Treasury Repurchase Agreement, 2.70%, dated 06/30/05, maturing 07/01/05, repurchase price $11,000,825
     (Collateralized by U.S. Treasury Notes, 4.00%, par value
     $11,023,000 market value $11,280,438, due 02/15/14) ..........        2.70%      07/01/05             11,000      11,000,000
                                                                                                                    -------------

                                                                                                          SHARES
                                                                                                         --------
REGISTERED INVESTMENT COMPANIES -- 0.6%
   BlackRock Provident Institutional Funds TempCash Portfolio(j)                                        5,487,214       5,487,214
   BlackRock Provident Institutional Funds TempFund Portfolio(j)                                        5,487,214       5,487,214
                                                                                                                    -------------
                                                                                                                       10,974,428
                                                                                                                    -------------

                                                                                                        PRINCIPAL
                                                                                                          AMOUNT
                                                                                                          (000)
                                                                                                        ---------
U.S. TREASURY OBLIGATIONS -- 0.4%
   U.S. Treasury Bills ............................................       2.945%      09/15/05(k)(n)     $    320         317,981
   U.S. Treasury Bills ............................................       2.948%      09/15/05(k)(n)        5,600       5,564,670
   U.S. Treasury Bills ............................................        3.03%      09/15/05(k)(n)          120         119,243
                                                                                                                    -------------
                                                                                                                        6,001,894
                                                                                                                    -------------

                                                                                                         NUMBER OF
                                                                                                         CONTRACTS
                                                                                                         ---------
OUTSTANDING OPTIONS PURCHASED
PUT OPTIONS
   Eurodollar Futures, Strike Price 94.25, Expires 9/19/05* .......                                        21,390          13,369

CALL OPTIONS
   Swap 3 Month LIBOR & Fixed 4.50%, Strike Price 4.50, Expires
   06/02/06 (cost $29,480; purchased 06/10/05)(g) .................                                           100          31,212
                                                                                                                    -------------
TOTAL OPTIONS PURCHASED
   (cost $50,870) .................................................                                                        44,581
                                                                                                                    -------------
TOTAL SHORT-TERM INVESTMENTS
   (cost $332,526,757) ............................................                                                   320,334,282
                                                                                                                    -------------
TOTAL INVESTMENTS, BEFORE OUTSTANDING OPTIONS WRITTEN--108.9%
   (Cost $1,911,110,990; Note 6) ..................................                                                 1,919,645,918
                                                                                                                    -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B164

                -------------------------------------------------
                AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                NUMBER
                                                                                  OF                 VALUE
                                                                               CONTRACTS            (NOTE 2)
                                                                               ---------       ----------------
OUTSTANDING OPTIONS WRITTEN
CALL OPTIONS
  Swap 3 Month Libor & Fixed 4.000%, Strike Price 4.00, Expires 06/02/06 ...     30,000         $      (35,016)
  U.S. Treasury Note Futures, Strike Price 115, Expires 09/21/05 ...........        558               (183,094)
  U.S. Treasury Note Futures, Strike Price 116, Expires 07/22/05 ...........        225                 (7,031)
  U.S. Treasury Note Futures, Strike Price 116, Expires 09/21/05 ...........        579                (81,422)
  U.S. Treasury Note Futures, Strike Price 121, Expires 09/05/05 ...........        146                (91,250)
                                                                                                --------------
                                                                                                      (397,813)
                                                                                                --------------
PUT OPTIONS
  U.S. Treasury Note Futures, Strike Price 110, Expires 07/22/05 ...........        225                 (3,516)
  U.S. Treasury Note Futures, Strike Price 110, Expires 08/26/05 ...........        719                (67,406)
  U.S. Treasury Note Futures, Strike Price 111, Expires 08/26/05 ...........         72                (14,625)
  U.S. Treasury Note Futures, Strike Price 115, Expires 08/26/05 ...........        146                (52,469)
                                                                                                --------------
                                                                                                      (138,016)
                                                                                                --------------
TOTAL OUTSTANDING OPTIONS WRITTEN
  (premium received $822,892) ..............................................                          (535,829)
                                                                                                --------------
TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN--108.9%
  (Cost $1,910,288,098) ....................................................                     1,919,110,089

LIABILITIES IN EXCESS OF OTHER ASSETS -- (8.9)% ............................                      (156,490,369)
                                                                                                --------------
NET ASSETS -- 100.0% .......................................................                    $1,762,619,720
                                                                                                ==============

The following abbreviations are used in portfolio descriptions:

144A Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.
AMBAC     American Municipal Bond Assurance Corporation
BRB       Brady Bond
BRL       Brazilian Real
CAD       Canadian Dollar
CLP       Chilean Peso
EUR       Euro
FSA       Federal Security Assurance
GBP       British Pound
INR       Indonesian Rupiah
JPY       Japanese Yen
KRW       Korean Won
MBIA      Municipal Bond Insurance Association
MXN       Mexican Peso
PEN       Peruvian Sol
PLZ       Polish Zloty
RUB       Russian Rouble
SGD       Singapore Dollar
SKK       Sloviakian Korna
TBA       To Be Announced
TIPS      Treasury Inflation Protected Securities
TWD       Taiwan Dollar
*         Non-income producing security.
(c) Indicates a variable rate security. The maturity date presented for these instruments is the next date in which the rate of interest is adjusted.
(d)       Standard & Poor's rating.
(g) Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $20,612,469. The aggregate value, $18,906,555 represents 1% of net assets.
(h) Security is restricted as to resale and generally is sold only to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribtuion (does not include 144A securities - see footnote above). At the end of the current reporting period, the aggregate cost of such securities was $22,580,979. The aggregate market value of $22,578,379 is approximately 1% of net assets. These securities have been deemed to be liquid under procedures established by the Board of Trustees.
(i) Represents issuer in default on interest payments. Non-income producing security.
(j)       Security available to institutional investors only.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B165

                -------------------------------------------------
                AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

(k) Securities or a portion thereof with an aggregate market value of $5,438,933 have been segregated with the custodian to cover margin requirements for the futures contracts open at June 30, 2005.
(l)       US$ Denominated Foreign Bonds.
(n)       Rates shown are the effective yields at purchase date.
(r)       Less than 1,000 par.
(u) Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts, forward foreign currency contracts, interest rate and credit default swaps as follows:

Futures contracts open at June 30, 2005:

                                                                                                         UNREALIZED
NUMBER OF                                              EXPIRATION      VALUE AT          VALUE AT       APPRECIATION
CONTRACTS                      TYPE                      MONTH        TRADE DATE      JUNE 30, 2005    (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------
LONG POSITIONS:
      74    Euro-Bobl ...............................    Sep 05      $ 10,258,773      $ 10,355,737       $  96,964
     600    Euro Dollar .............................    Sep 05       145,188,550       144,225,000        (963,550)
      25    Japanese Government 10 Year Bond ........    Sep 05        31,635,019        31,827,608         192,589
     723    U.S. Treasury 30 Year Note ..............    Sep 05        85,118,125        85,856,250         738,125
     128    Euro Dollar .............................    Dec 05        30,662,238        30,729,600          67,362
   1,715    Euro Dollar .............................    Mar 06       411,250,687       411,642,875         392,188
     406    Euro Dollar .............................    Jun 06        97,444,863        97,434,925          (9,938)
      67    Euro Dollar .............................    Sep 06        16,047,569        16,076,650          29,081
                                                                                                          ---------
                                                                                                            542,821
                                                                                                          ---------
SHORT POSITIONS:
     118    U.S. Treasury 10 Year Note ..............    Sep 05        13,318,000        13,389,313         (71,313)
                                                                                                          ---------
                                                                                                          $ 471,508
                                                                                                          =========

Forward foreign currency exchange contracts outstanding at June 30, 2005:
PURCHASE CONTRACTS

                                                                          IN                             UNREALIZED
SETTLEMENT                                         CONTRACTS TO        EXCHANGE      CONTRACTS         APPRECIATION
MONTH                       TYPE                     RECEIVE             FOR          VALUE AT        (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------
Jul 05                 Buy         BRL                 1,304,000      $   481,892     $   558,460       $    76,568
Aug 05                 Buy         BRL                 1,364,000          534,901         584,154            49,253
Sep 05                 Buy         BRL                 9,865,000        3,471,155       4,147,751           676,596
Aug 05                 Buy         CLP               386,648,000          667,271         669,210             1,939
Sep 05                 Buy         CLP               303,010,000          512,778         524,450            11,672
Jul 05                 Buy         GBP                   668,000        1,214,975       1,196,023           (18,952)
Sep 05                 Buy         INR                34,355,000          785,795         790,223             4,428
Jul 05                 Buy         JPY             3,457,327,000       32,478,219      31,199,265        (1,278,954)
Jul 05                 Buy         KRW               974,811,000          975,502         942,252           (33,250)
Aug 05                 Buy         KRW               533,400,000          530,345         515,584           (14,761)
Sep 05                 Buy         KRW               590,000,000          581,824         570,294           (11,530)
Aug 05                 Buy         MXN                 4,938,000          442,671         454,147            11,476
Sep 05                 Buy         MXN                 5,611,000          512,631         514,067             1,436
Aug 05                 Buy         PEN                 1,568,000          481,351         481,943               592
Sep 05                 Buy         PEN                 1,748,000          536,987         537,268               281
Aug 05                 Buy         PLZ                 1,660,000          495,744         495,843                99
Sep 05                 Buy         PLZ                 1,700,000          509,211         507,322            (1,889)
Jul 05                 Buy         RUB                12,909,000          465,188         450,889           (14,299)
Aug 05                 Buy         RUB                13,058,000          466,023         456,094            (9,929)
Sep 05                 Buy         RUB                15,287,000          534,696         533,949              (747)
Jul 05                 Buy         SGD                   762,000          463,927         452,442           (11,485)
Aug 05                 Buy         SGD                   779,000          469,985         463,123            (6,862)
Sep 05                 Buy         SGD                   854,000          511,837         508,308            (3,529)
Aug 05                 Buy         SKK                14,842,000          473,807         469,007            (4,800)
Sep 05                 Buy         SKK                16,752,000          531,759         529,784            (1,975)
Aug 05                 Buy         TWD                15,170,000          488,535         478,926            (9,609)
Sep 05                 Buy         TWD                16,653,000          534,263         525,745            (8,518)
                                                                      ---------------------------------------------
                                                                      $50,153,272     $49,556,523         ($596,749)
                                                                      =============================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B166

                -------------------------------------------------
                AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

SALE CONTRACTS

                                                                          IN                             UNREALIZED
 SETTLEMENT                                        CONTRACTS TO        EXCHANGE       CONTRACTS         APPRECIATION
 MONTH                      TYPE                     DELIVER             FOR          AT VALUE         (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------
Jul 05                 Sell        BRL               1,304,000        $    521,389    $    558,458      $   (37,069)
Aug 05                 Sell        BRL               1,364,000             535,112         584,154          (49,042)
Sep 05                 Sell        BRL               9,685,000           3,480,098       3,893,360         (413,262)
Jul 05                 Sell        CAD               2,834,000           2,279,757       2,313,982          (34,225)
Jul 05                 Sell        EUR             175,247,000         223,346,990     212,285,664       11,061,326
                                                                       --------------------------------------------
                                                                       $230,163,346   $219,635,618      $10,527,728
                                                                       ============================================

Interest rate swap agreements outstanding at June 30, 2005:

                                                                                                 NOTIONAL       UNREALIZED
                                                                        EXPIRATION                AMOUNT       APPRECIATION
DESCRIPTION                                                                MONTH                   (000)      (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------
Receive fixed rate payments of 5.00% and pay variable rate payments
on the three month LIBOR-BBA floating rate.(2)                             Dec 12             $    40,400     $  (249,887)

Receive variable rate payments on the three month LIBOR-BBA floating
rate and pay fixed rate payments of 5.00%.(2)                              Dec 14                   3,600        (183,811)

Receive fixed rate payments of 6.00% and pay variable rate payments on the six month EURIBOR floating rate. (cost $167,368;
purchased 04/08/05)(g)(1)                                                  Mar 32         EUR       1,600          68,319

Receive fixed rate payments of 6.00% and pay variable rate payments on the six month EURIBOR floating rate. (cost $49,684;
purchased 05/15/02)(g)(6)                                                  Mar 32         EUR       5,300         731,031

Receive fixed rate payments of 6.00% and pay variable rate payments on the six month LIBOR-BBA floating rate. (cost $28,375;
purchased 03/25/02)(g)(3)                                                  Mar 32         EUR       5,800         825,992

Receive fixed rate payments of 6.00% and pay variable rate payments on the six month EURIBOR floating rate. (cost $207,330;
purchased 11/08/04)(g)(4)                                                  Jun 34         EUR       2,800         367,314

Receive fixed rate payments of 6.00% and pay variable rate payments on the six month EURIBOR floating rate. (cost $256,118;
purchased 07/02/04)(g)(3)                                                  Jun 34         EUR       5,500         874,856

Receive variable rate payments on the six month LIBOR-BBA floating
rate and pay fixed rate payments of 5.00%. (3)                             Mar 32         GBP       2,800        (153,444)

Receive variable rate payments on the six month LIBOR-BBA floating
rate and pay fixed rate payments of 5.00%. (6)                             Mar 32         GBP       3,100        (190,327)

Receive variable rate payments on the six month LIBOR-BBA floating
rate and pay fixed rate payments of 5.00%. (1)                             Mar 32         GBP       1,600         (66,941)

Receive variable rate payments on the six month LIBOR-BBA floating
rate and pay fixed rate payments of 2.00%. (5)                             Jun 12         JPY   1,050,000        (794,427)

Receive varibale rate payments on the six month LIBOR-BBA floating
rate and pay fixed rate payments of 2.00%. (6)                             Jun 12         JPY   1,625,000      (1,229,471)

Receive variable rate payments on the six month LIBOR-BBA floating
rate and pay fixed rate payments of 2.00%. (2)                             Jun 12         JPY     130,000         (98,358)

Receive variable rate payments on the six month LIBOR-BBA floating
rate and pay fixed rate payments of 2.00%. (2)                             Jun 12         JPY     387,100        (292,879)
                                                                                                              -----------
                                                                                                              $  (392,033)
                                                                                                              ===========

Broker/Counterparty:
(1) Barclays Bank PLC
(2) Goldman Sachs Capital Markets, L.P.
(3) JPMorgan Chase Bank
(4) Merrill Lynch
(5) Morgan Stanley Capital Services, Inc.
(6) UBS AG

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B167

                -------------------------------------------------
                AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

Credit default swap agreements outstanding at June 30, 2005:

                                                                                               NOTIONAL       UNREALIZED
                                                                        EXPIRATION              AMOUNT       APPRECIATION
DESCRIPTION                                                                MONTH                 (000)      (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------
Receive a fixed rate equal to 0.48% and the Portfolio will pay to the counterparty at par in the event of default of Russian Federation
5.0% due 03/31/30 (cost $0; purchased 05/10/05)(3)                         Aug 05              $  600         $   130

Receive a fixed rate equal to 0.98% and the Portfolio will pay to the counterparty at par in the event of default of Russian Federation 5.0%
due 03/31/30. (cost $0; purchased 08/03/04)(g)(2)                          Aug 05               3,300           1,887

Receive a fixed rate equal to 0.58% and the Portfolio will pay to the counterparty at par in the event of default of Russian Federation
5.0% due 03/31/30 (cost $0; purchased 05/26/05)(g)(4)                      Jun 06               1,200           1,293

Receive a fixed rate equal to 3.35% and the Portfolio will pay to the counterparty at par in the event of default of Ford Motor Credit Corp.
7.0% due 10/01/13 (cost $0; purchased 05/17/05)(g)(1)                      Jun 06               5,400          97,922

Receive a fixed rate equal to 4.75% and the Portfolio will pay to the counterparty at par in the event of default of Ford Motor Credit Corp.
7.0% due 10/01/13 (cost $0; purchased 05/09/05)(g)(2)                      Jun 07                 400          18,846

Receive a fixed rate equal to 4.75% and the Portfolio will pay to the counterparty at par in the event of default of Ford Motor Credit
Corp. 7.0% due 10/01/13 (cost $0; purchased 05/12/05)(g)(3)                Jun 07                 700          32,980

Receive a fixed rate equal to 4.70% and the Portfolio will pay to the counterparty at par in the event of default of Ford Motor Credit Corp.
7.0% due 10/01/13 (cost $0; purchased 05/11/05)(g)(2)                      Jun 07               1,500          69,271

Receive a fixed rate equal to 4.7% and the Portfolio will pay to the counterparty at par in the event of default of Ford Motor Credit Corp.
7.0% due 10/01/13 (cost $0; purchased 05/13/05)(g)(2)                      Jun 07               6,000         277,086
                                                                                                             --------
                                                                                                             $499,415
                                                                                                             ========

Broker/Counterparty
(1) ABN AMRO Bank NV
(2) JPMorgan Chase Bank
(3) Lehman Brothers, Inc.
(4) Morgan Stanley Capital Services, Inc.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B168

                -------------------------------------------------
                AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2005 were as follows:

INDUSTRY
--------
U.S. Government Agency Mortgage-Backed Securities                   55.4%
U.S. Treasury Obligations                                            8.5
Collateralized Mortgage Obligations                                  8.4
Foreign Government Bonds                                             6.4
Asset-Backed Securities                                              2.9
Financial Services                                                   2.4
U.S. Government Agency Obligations                                   2.3
Municipal Bonds                                                      1.8
Telecommunications                                                   1.0
Oil & Gas                                                            0.7
Airlines                                                             0.3
Automobile Manufacturers                                             0.3
Conglomerates                                                        0.1
Rights                                                               0.1
Utilities                                                            0.1
Short-Term Investments                                              18.2
                                                                   -----
                                                                   108.9
Liabilities in excess of other assets                               (8.9)
                                                                   -----
                                                                   100.0%
                                                                   =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B169

                    -----------------------------------------
                    AST PIMCO LIMITED MATURITY BOND PORTFOLIO
                    -----------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                                     PRINCIPAL
                                                            MOODY'S    INTEREST       MATURITY         AMOUNT       VALUE
LONG-TERM INVESTMENTS -- 55.1%                              RATINGS      RATE           DATE           (000)       (NOTE 2)
                                                           --------    --------       --------       ---------   ------------
ASSET-BACKED SECURITIES -- 4.9%
   Advanta Mortgage Loan Trust, Series 1994-4,
      Class A ...........................................     Aaa        3.689%       11/25/29(c)    $   1,448   $  1,450,957
   Argent Securities, Inc., Series 2004-W11, Class A2 ...     Aaa        3.494%       11/25/34(c)        1,288      1,288,598
   Bear Stearns Asset Backed Securities, Inc.,
      Series 2003-3, Class A1 ...........................     Aaa        3.514%       06/15/43(c)          884        884,571
   Bear Stearns Asset Backed Securities, Inc.,
      Series 2004-HE9, Class 1A1 ........................     Aaa        3.494%       04/25/23(c)        1,121      1,121,388
   Centex Home Equity, Series 1999-3, Class A2 ..........     Aaa        3.714%       10/25/30(c)        3,576      3,593,735
   Centex Home Equity, Series 2005-A, Class AV1 .........     Aaa        3.434%       08/25/27(c)        4,599      4,603,368
   Chase Funding Loan Acquisition Trust, Series
      2003-C1, Class 2A2 ................................     Aaa        3.644%       01/25/33              87         87,194
   Citibank Omni-S Master Trust, Series 2002-5,
      Class A ...........................................     NR          3.60%       11/17/09(c)        4,300      4,309,009
   Credit Suisse First Boston Mortgage Securities Corp.,
      Series 2001-HE30, Class A2 ........................     Aaa         3.44%       07/25/32(c)          260        260,656
   Credit Suisse First Boston Mortgage Securities Corp.,
      Series 2002-HE1, Class A2 .........................     Aaa        3.684%       08/25/32(c)          233        233,862
   FannieMae Grantor Trust, Series 2004-T5, Class A14 ...     Aaa         3.31%       05/28/35(c)        1,578      1,577,682
   First Franklin Mortgage Loan, Series 2003-FF5,
      Class A2 ..........................................     Aaa         2.82%       03/25/34(c)          838        838,046
   Fremont Home Loan Trust, Series 2005-A, Class 2A1 ....     Aaa        3.424%       01/25/35(c)        7,671      7,677,589
   Home Equity Mortgage Trust, Series 2005-2, Class A2 ..     Aaa        3.434%       07/25/35(c)       11,685     11,692,466
   Household Mortgage Loan Trust, Series 2003-HC1,
      Class A ...........................................     Aaa         3.61%       02/20/33(c)        1,238      1,241,234
   Morgan Stanley ABS Capital I, Series 2005-HE1,
      Class A3A .........................................     Aaa        3.444%       12/25/34(c)        1,863      1,864,059
   Morgan Stanley ABS Capital, Series 2004-HE9,
      Class-A3A .........................................     Aaa        3.464%       10/25/34(c)        2,128      2,129,895
   Nelnet Student Loan Trust, Series 2004-4, Class A1 ...     Aaa         2.69%       04/25/11(c)          696        695,992
   Novaster Home Equity Loan, Series 2001-2, Class A2 ...     Aaa        3.644%       09/25/31(c)          292        291,969
   Option One Mortgage Loan, Series 2005-1, Class A2 ....    AAA(d)       3.444%      02/25/14(c)        3,390      3,391,754
   Park Place Securities, Inc., Series 2004-MCW1,
      Class A3 ..........................................     Aaa        3.514%       10/25/34(c)          316        316,225
   Renaissance Home Equity Loan Trust, Series 2003-3,
      Class A ...........................................     Aaa        3.814%       12/25/33(c)        1,369      1,377,469
   Renaissance Home Equity Loan Trust, Series 2004-3,
      Class AV2A ........................................     Aaa        3.674%       11/25/34(c)        1,629      1,636,284
   Renaissance Home Equity Loan Trust, Series 2005-1,
      Class AF1 .........................................     Aaa        3.444%       05/25/35(c)        5,934      5,937,402
   Residential Asset Mortgage Products, Inc.,
      Series 2003-RS11, Class AIIB ......................     Aaa         3.42%       12/25/33(c)        1,109      1,112,013
   Residential Asset Mortgage Products, Inc.,
      Series 2004-RS9, Class AII1 .......................     Aaa        3.474%       09/25/13(c)        2,955      2,957,900
   Residential Asset Securities Corp., Series 2001-KS3,
      Class AII .........................................     Aaa        3.544%       09/25/31(c)          254        255,377
   SLM Student Loan Trust, Series 2005-2, Class A1 ......     Aaa        3.141%       04/25/10(c)        5,920      5,922,200
   Soundview Home Equity Loan Trust, Series 2005-1,
      Class LIA1 ........................................     Aaa        3.434%       02/25/35(c)        1,679      1,680,665
   SVO Timeshare Mortgage Corp., Series 2001-AA,
      Class A 144A ......................................     Aaa         5.47%       10/20/13           1,432      1,444,918
   Wells Fargo Home Equity Trust, Series 2004-2,
      Class AI1A ........................................     Aaa        3.484%       02/25/18           2,297      2,298,973
                                                                                                                 ------------
TOTAL ASSET-BACKED SECURITIES
     (cost $74,063,305) .................................                                                          74,173,450
                                                                                                                 ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 7.5%
   Bank of America Mortgage Securities,
      Series 2002-K, Class 2A1 ..........................    AAA(d)      5.549%       10/20/32(c)        1,637      1,647,720
   Bear Stearns Adjustable Rate Mortgage Trust,
      Series 2003-8, Class 2A1 ..........................     Aaa        4.862%       01/25/34(c)        2,611      2,582,654
   Bear Stearns Alt-A Trust, Series 2003-7,
      Class IIA1 ........................................     Aaa         3.37%       02/25/34(c)          901        901,354

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B170

              -----------------------------------------------------
              AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)
              -----------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                                         PRINCIPAL
COLLATERALIZED MORTGAGE                                     MOODY'S    INTEREST       MATURITY             AMOUNT       VALUE
OBLIGATIONS (CONTINUED)                                     RATINGS      RATE           DATE               (000)       (NOTE 2)
                                                           --------    --------       --------           ---------   ------------
   Bear Stearns Trust, Series 2002-2, Class IIIA ........     Aaa        6.887%       06/25/31(c)        $     196   $    196,443
   Commercial Mortgage Pass-Through Certificate,
      Series 2005-F10A, Class MOA1 144A .................     Aaa         3.40%       03/15/20               9,000      9,003,647
   Countrywide Alternative Loan Trust, Series 2003-J3,
      Class 2A1 .........................................    AAA(d)       6.25%       12/25/33               1,293      1,322,116
   Countrywide Home Loans, Series 2003-J7, Class 4A2 ....    AAA(d)      3.714%       08/25/18(c)              742        744,287
   Countrywide Home Loans, Series 2003-R4 Class 1A3 144A      Aaa         6.00%       11/25/26              12,300     12,487,985
   Countrywide Home Loans, Series 2003-R4, Class 2A 144A      Aaa         6.50%       01/25/34               1,152      1,188,906
   Countrywide Home Loans, Series 2004-25, Class 2A1(c) .     Aaa        3.654%       02/25/35               3,929      3,926,936
   Countrywide Home Loans, Series 2005-11, Class-3A1(c) .    AAA(d)      3.769%       04/25/35               3,526      3,582,912
   Countrywide Home Loans, Series 2005-3, Class 2A1(c) ..     Aaa        3.604%       02/28/35              11,789     11,789,171
   Countrywide Home Loans, Series 2005-R2 Class 1Af1
      144A (cost $8,399,990; purchased 06/20/05)(g) .....     Aaa         3.45%       06/25/35               8,400      8,399,989
   Credit Suisse First Boston USA, Inc., Series 2002,
      Class P-3A 144A ...................................     Aaa         3.20%       09/27/32(c)            3,983      4,004,479
   Credit Suisse First Boston USA, Inc., Series 2003-8,
      Class 5A1 .........................................     Aaa         6.50%       04/25/33                 522        527,777
   Fannie Mae, Series 1988-22, Class A(c) ...............     Aaa         3.65%       08/25/18                  15         15,501
   Fannie Mae, Series 1996-39, Class H ..................     Aaa         8.00%       11/25/23                 168        180,664
   Fannie Mae, Series 2003-54, Class TH .................     Aaa         3.50%       05/25/09               1,519      1,516,745
   Fannie Mae, Series 2004-41, Class PB .................     Aaa         3.50%       04/25/17               1,696      1,687,239
   FHLMC Structured Pass Through Securities,
      Series T-57, Class 1A1 ............................     Aaa         6.50%       07/25/43               6,038      6,314,082
   FHLMC Structured Pass Through Securities,
      Series T-59, Class 1A2 ............................     Aaa         7.00%       10/25/43               3,282      3,484,444
   First Republic Mortgage Loan Trust, Series 2002-FRB1,
      Class A ...........................................     Aaa         3.52%       08/15/32(c)            8,771      8,776,053
   Freddie Mac, Series 2538, Class CA ...................     Aaa         5.00%       04/15/16               3,090      3,113,137
   Freddie Mac, Series 2572, Class HA ...................     Aaa         5.00%       06/15/13               4,929      4,952,360
   Government National Mortgage Assoc.,
      Series 1998-15, Class C ...........................      NR         6.50%       06/20/28               3,947      4,113,392
   Greenpoint Mortage Funding Trust .....................      NR         3.32%       06/25/45               2,989      2,998,181
   GSR Mortgage Loan Trust, Series 2004-7, Class 1A1 ....     Aaa        3.445%       06/25/34(c)            1,234      1,216,379
   Merrill Lynch Mortgage Investors, Inc., Series 1995-C2,
      Class B ...........................................     Aaa         7.10%       06/15/21(c)              289        289,568
   Saco I, Inc., Series 2004-2, Class A2 144A ...........     Aaa        3.504%       07/25/19(c)            1,329      1,329,240
   Small Business Investment Cos., Series 1997-P10B,
      Class 1 ...........................................      NR         7.31%       05/10/07                 338        353,205
   Structured Asset Securities Corp., Series 2004-S1,
      Class A1 ..........................................     Aaa        3.444%       12/25/33(c)              152        152,060
   Washington Mutual, Series 2002-AR11, Class A1 ........     Aaa        5.129%       10/25/32(c)            1,734      1,746,289
   Washington Mutual, Series 2002-AR2, Class A ..........     Aaa         3.65%       02/27/34(c)              676        674,930
   Washington Mutual, Series 2003-R1, Class A1 ..........     Aaa         3.36%       12/25/27(c)            2,547      2,545,685
   Washington Mutual, Series 2005-AR1, Class A1A ........     Aaa        3.383%       01/25/45                 291        290,663
   Washington Mutual, Series 2005-AR2, Class 2A1A .......     Aaa         3.40%       01/25/45(c)            4,399      4,402,118
                                                                                                                     ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
     (cost $111,973,831) ................................                                                             112,458,311
                                                                                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B171

              -----------------------------------------------------
              AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)
              -----------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                                         PRINCIPAL
                                                            MOODY'S    INTEREST       MATURITY             AMOUNT       VALUE
CORPORATE BONDS -- 10.0%                                    RATING       RATE           DATE               (000)       (NOTE 2)
                                                           --------    --------       --------           ---------   ------------
AIRLINES -- 0.3%
   United Air Lines, Inc., Pass-Thru Cert., Series 97A ..      B(d)       2.63%       03/02/49           $   2,776   $  2,686,381
   United Air Lines, Inc., Pass-Thru Cert., Series 01-1
     144A (cost $1,100,000; purchased 8/10/01)(g)(i) ....     NR         6.932%       09/01/11               1,100        697,532
   United Air Lines, Inc., Pass-Thru Cert., Series 01-1
     144A (cost $1,800,000; purchased 8/10/01)(g)(i) ....     NR         6.831%       09/01/08               1,800        529,869
                                                                                                                     ------------
                                                                                                                        3,913,782
                                                                                                                     ------------
AUTOMOBILE MANUFACTURERS -- 0.7%
   DaimlerChrysler NA Holding Corp. .....................     A3          6.40%       05/15/06               3,610      3,681,261
   DaimlerChrysler NA Holding Co., Notes ................     A3          3.61%       03/07/07               6,890      6,871,425
   DaimlerChrysler NA Holding Co., Notes ................     A3          3.89%       05/24/06                 500        501,414
                                                                                                                     ------------
                                                                                                                       11,054,100
                                                                                                                     ------------
CABLE TELEVISION -- 0.5%
   Continental Cablevision, Inc., Sr. Notes .............    Baa2        8.875%       09/15/05                 400        403,538
   Lenfest Communications, Inc., Sr. Notes ..............    Baa2        8.375%       11/01/05               3,585      3,636,058
   TCI Communications, Inc., Sr. Notes ..................    Baa2        6.875%       02/15/06               1,500      1,524,756
   CSC Holdings, Inc., ..................................     B1         7.875%       12/15/07               2,277      2,362,387
                                                                                                                     ------------
                                                                                                                        7,926,739
                                                                                                                     ------------
CONTAINERS & PACKAGING -- 0.2%
   Ball Corp., Gtd. Notes ...............................     Ba2         7.75%       08/01/06               2,800      2,912,000
                                                                                                                     ------------
DIVERSIFIED OPERATIONS -- 0.1%
   Tyco International Group SA ..........................    Baa3        6.375%       02/15/06               1,500      1,520,290
                                                                                                                     ------------
ELECTRIC -- 0.1%
   PSEG Power LLC .......................................    Baa1        6.875%       04/15/06               1,700      1,735,612
                                                                                                                     ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.7%
   Southwestern Public Service Co., Sr. Notes ...........    Baa1        5.125%       11/01/06               2,900      2,937,256
   Virginia Electric & Power Co., Sr. Notes .............     A3          5.75%       03/31/06               1,900      1,924,487
   Nisource Finance Corp. ...............................    Baa3        7.625%       11/15/05               2,800      2,836,980
   TXU Energy Co. LLC, Sr. Notes ........................    Baa2         3.92%       01/17/06               3,000      2,999,613
                                                                                                                     ------------
                                                                                                                       10,698,336
                                                                                                                     ------------
ENTERTAINMENT & LEISURE -- 0.2%
   Time Warner, Inc. ....................................    Baa1        6.125%       04/15/06               3,000      3,047,490
                                                                                                                     ------------
FINANCIAL - BANK & TRUST -- 0.2%
   Household Finance Corp., Notes .......................     A1          6.70%       11/13/05               2,300      2,322,225
                                                                                                                     ------------
FINANCIAL - BROKERAGE -- 1.0%
   Goldman Sachs Group, Inc., Notes .....................     Aa3        3.151%       08/01/06               8,340      8,341,142
   Goldman Sachs Group, Inc. ............................     Aa3        3.452%       06/28/10               6,400      6,414,157
                                                                                                                     ------------
                                                                                                                       14,755,299
                                                                                                                     ------------
FINANCIAL - SERVICES -- 1.7%
   Duke Capital LLC, Sr. Notes, Series A ................    Baa3         6.25%       07/15/05               1,500      1,500,947
   Ford Motor Credit Co., Notes .........................     A3          7.60%       08/01/05               1,250      1,252,824
   Ford Motor Credit Co., Notes .........................     A3         6.875%       02/01/06               9,700      9,798,309
   General Motors Acceptance Corp., Notes ...............    Baa2        4.145%       05/18/06               8,250      8,213,056
   Nisource Finance Corp., Notes ........................    Baa3        3.854%       11/23/09               4,300      4,321,135
   General Motors Acceptance Corp., Notes ...............    Baa2         6.75%       01/15/06                 200        201,604
                                                                                                                     ------------
                                                                                                                       25,287,875
                                                                                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B172

              -----------------------------------------------------
              AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)
              -----------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                                         PRINCIPAL
                                                            MOODY'S    INTEREST       MATURITY             AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                                 RATING       RATE           DATE               (000)       (NOTE 2)
                                                           --------    --------       --------           ---------   ------------
HOTELS & MOTELS -- 0.5%
   Park Place Entertainment, Sr. Notes ..................     Ba1         8.50%       11/15/06           $   1,760   $  1,863,400
   Park Place Entertainment Corp., Sr. Sub. Notes .......     Ba2        9.375%       02/15/07                 500        538,750
   Harrah's Operating Co., Inc. .........................     Ba1        7.875%       12/15/05               2,955      3,006,712
   Mandalay Resort Group ................................     Ba2         6.50%       07/31/09                 900        924,750
   Mirage Resorts, Inc. .................................     Ba2         7.25%       10/15/06               1,000      1,033,750
                                                              Ba2         6.75%       08/01/07                 800        829,000
                                                                                                                     ------------
                                                                                                                        8,196,362
                                                                                                                     ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.3%
   HCA Healthcare Co., Notes ............................     Ba2        7.125%       06/01/06               4,200      4,311,040
   Mallinckrodt, Inc. ...................................    Baa3         6.75%       09/15/05               1,000      1,004,133
                                                                                                                     ------------
                                                                                                                        5,315,173
                                                                                                                     ------------
OIL & GAS -- 0.5%
   Centerpoint Energy, Notes ............................     Ba1        8.125%       07/15/05               4,450      4,454,681
   AmeriGas Partners LP .................................     B2         10.00%       04/15/06               1,500      1,556,250
   Columbia Energy Group ................................    Baa2         6.80%       11/28/05                 100        101,091
   Transcontinental Gas Pipe Line Corp. .................     Ba2         6.25%       01/15/08                 750        769,688
                                                                                                                     ------------
                                                                                                                        6,881,710
                                                                                                                     ------------
PAPER & FOREST PRODUCTS -- 0.2%
   Georgia-Pacific Corp., Notes .........................     Ba3         7.50%       05/15/06               2,350      2,420,500
   Fort James Corp. .....................................     Ba2        6.875%       09/15/07               1,120      1,170,400
                                                                                                                     ------------
                                                                                                                        3,590,900
                                                                                                                     ------------
RETAIL & MERCHANDISING -- 0.5%
   Delhaize America, Inc., Gtd. Notes ...................     Ba1        7.375%       04/15/06                 740        759,812
   JC Penney & Co., .....................................     Ba1         6.50%       12/15/07               2,910      3,011,850
   Safeway, Inc. ........................................    Baa2         6.15%       03/01/06               4,000      4,043,632
                                                                                                                     ------------
                                                                                                                        7,815,294
                                                                                                                     ------------
TELECOMMUNICATIONS -- 1.0%
   British Telecom PLC, Notes (United Kingdom) ..........    Baa1        7.875%       12/15/05               8,400      8,547,487
   France Telecom SA, Notes (France) ....................    Baa1         7.45%       03/01/06               2,500      2,555,175
   Sprint Capital Corp. .................................    Baa3        7.125%       01/30/06               3,187      3,240,688
                                                                                                                     ------------
                                                                                                                       14,343,350
                                                                                                                     ------------
UTILITIES -- 1.3%
   Dominion Resources, Inc., Sr. Notes, Class B .........    Baa1        7.625%       07/15/05               6,000      6,005,436
   Duke Energy Corp., Sr. Notes .........................    Baa1         3.82%       12/08/05                 500        500,172
   GPU, Inc., Notes, Series A ...........................    Baa3         7.70%       12/01/05               5,560      5,639,986
   Niagara Mohawk Power Corp., Notes ....................     A3          7.75%       05/15/06               4,590      4,738,835
   Ohio Edison Co., Sr. Notes ...........................    Baa2         4.00%       05/01/08               1,205      1,192,509
   Ohio Edison Co., Notes 144A ..........................    Baa2        5.647%       06/15/09                 500        520,347
   Pacific Gas & Electric, Notes ........................    Baa1         3.82%       04/03/06                 428        428,000
                                                                                                                     ------------
                                                                                                                       19,025,285
                                                                                                                     ------------
TOTAL CORPORATE BONDS
   (cost $151,602,753) ..................................                                                             150,341,822
                                                                                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B173

              -----------------------------------------------------
              AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)
              -----------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                                         PRINCIPAL
                                                            MOODY'S    INTEREST         MATURITY           AMOUNT        VALUE
FOREIGN GOVERNMENT BONDS -- 2.7%                            RATING       RATE             DATE             (000)       (NOTE 2)
                                                           --------    --------         --------         ---------   ------------
   Republic of Brazil (Brazil) ..........................        B1       11.25%         07/26/07        $     400   $    448,000
   Republic of Brazil (Brazil) ..........................        B1        9.23%         06/29/09            1,000      1,161,250
   Republic of Brazil (Brazil) ..........................        B1       12.00%         04/15/10              700        854,000
   Republic of Brazil (Brazil) ..........................        B1       11.00%     01/11/12-08/17/40       2,665      3,185,826
   Republic of Brazil (Brazil) ..........................        B1       4.313%         04/15/12              329        318,711
   Republic of Brazil (BRB) .............................        B2        8.00%         04/15/14            1,377      1,419,769
   Republic of Brazil (BRB)(c) ..........................        B2        4.25%         04/15/06            1,824      1,825,910
   Republic of Brazil (BRB)(c) ..........................        B2       4.313%         04/15/09            2,979      2,956,530
   Republic of Brazil (BRB)(c) ..........................        NR       4.313%         04/15/12           11,959     11,570,017
   Republic of Panama (Panama) ..........................        Ba1      9.625%         02/08/11            3,000      3,600,000
   Republic of Panama (Panama) ..........................        Ba1      9.375%         07/23/12            1,000      1,215,000
   Republic of Panama (Panama) ..........................        Ba1      8.875%         09/30/27              900      1,077,750
   Republic of Peru (Peru) ..............................        Ba3      9.125%     01/15/08-02/21/12       2,575      2,947,625
   Republic of Peru (Peru) ..............................        Ba3      9.875%         02/06/15            1,000      1,242,500
   Republic of Peru (Peru) ..............................        Ba3       5.00%         03/07/17              468        445,629
   Republic of South Africa (South Africa) ..............       Baa1      9.125%         05/19/09            2,650      3,080,625
   Russian Federation (Russia) ..........................       Baa3       8.25%         03/31/10            1,250      1,366,750
   United Mexican States (Mexico) .......................       Baa1     11.375%         09/15/16              150        223,125
   United Mexican States (Mexico) .......................       Baa1      8.125%         12/30/19              850      1,045,500
                                                                                                                     ------------
TOTAL FOREIGN GOVERNMENT BONDS
   (cost $36,739,148) ...................................                                                              39,984,517
                                                                                                                     ------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 1.6%
   Federal Home Loan Mortgage Corp. .....................                 4.097%         07/01/29              350        359,440
   Federal Home Loan Mortgage Corp. .....................                  4.42%         12/01/26               87         88,664
   Federal Home Loan Mortgage Corp. .....................                  6.00%     08/01/29-04/01/33       9,256      9,504,186
   Federal Home Loan Mortgage Corp. .....................                  8.50%         01/01/25              531        580,327
   Federal National Mortgage Assoc ......................                 4.016%         05/01/25               79         78,236
   Federal National Mortgage Assoc ......................                 4.129%         01/01/25               23         23,697
   Federal National Mortgage Assoc ......................                  4.40%         12/01/29              134        135,124
   Federal National Mortgage Assoc ......................                 4.515%         04/01/32               91         92,869
   Federal National Mortgage Assoc ......................                  4.70%         03/01/17              369        377,814
   Federal National Mortgage Assoc ......................                 4.964%         04/01/24              163        165,694
   Federal National Mortgage Assoc ......................                  5.00%         09/01/18            3,179      3,218,123
   Federal National Mortgage Assoc ......................                  5.50%         01/01/35              198        201,000
   Federal National Mortgage Assoc ......................                  6.00%     04/01/12-11/01/17       4,138      4,279,629
   Government National Mortgage Assoc. ..................                 3.375%     05/20/24-06/20/26         448        444,380
   Government National Mortgage Assoc. ..................                  3.75%     07/20/17-07/20/24         171        172,815
   Government National Mortgage Assoc. ..................                 4.125%         11/20/29              718        728,432
   Government National Mortgage Assoc. ..................                 4.375%         01/20/26              317        322,025
   Government National Mortgage Assoc. ..................                  6.50%     04/15/26-06/15/29         385        403,731
   Government National Mortgage Assoc. ..................                  7.00%     01/15/24-08/15/25         123        130,040
   Government National Mortgage Assoc. ..................                  8.00%     06/20/30-01/20/32       2,074      2,233,352
   Government National Mortgage Assoc. ..................                  8.50%     10/15/29-01/15/31         601        657,356
                                                                                                                     ------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
   (cost $24,113,143) ...................................                                                              24,196,934
                                                                                                                     ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 8.9%
   Federal Home Loan Bank ...............................                  3.27%         06/13/06           41,900     41,896,145
   Federal National Mortgage Assoc. .....................                 2.745%         05/22/06           15,400     15,394,749
   Federal National Mortgage Assoc. .....................                 3.025%         10/21/05            2,580      2,579,510
   Federal National Mortgage Assoc. .....................                  3.22%         09/06/05           27,600     27,593,017
   Federal National Mortgage Assoc. .....................                 3.235%         09/07/06           28,000     27,998,992
   Federal National Mortgage Assoc. .....................                 3.319%         09/22/06           18,200     18,194,813
                                                                                                                     ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (cost $133,611,286) ..................................                                                             133,657,226
                                                                                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B174

              -----------------------------------------------------
              AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)
              -----------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                       INTEREST       MATURITY                          VALUE
                                                                         RATE           DATE               UNITS       (NOTE 2)
                                                                       --------       --------           ---------   ------------
U.S. TREASURY OBLIGATIONS -- 19.3%
   U.S. Treasury Notes ..................................                 3.00%       12/31/06           $  65,300   $ 64,720,985
   U.S. Treasury Notes ..................................                 3.50%       12/15/09              49,970     49,515,223
   U.S. Treasury Notes ..................................                 3.75%       03/31/07             157,100    157,388,436
   U.S. Treasury Notes ..................................                 4.00%       03/15/10              17,500     17,696,191
                                                                                                                     ------------
TOTAL U.S. TREASURY OBLIGATIONS
   (cost $289,176,013) ..................................                                                             289,320,835
                                                                                                                     ------------

                                                                                                          SHARES
                                                                                                         ---------
PREFERRED STOCK -- 0.2%
FEDERAL NATIONAL MORTGAGE ASSOC.
   Fannie Mae, 7.00% (cost $2,085,000) ..................                                                   41,700      2,323,474
                                                                                                                     ------------

                                                                                                           UNITS
                                                                                                         ---------
RIGHTS*
   United Mexican States Value Recovery Rights Series C (Mexico)                                             5,500              1
   United Mexican States Value Recovery Rights Series D (Mexico)                                             5,500        141,624
   United Mexican States Value Recovery Rights Series E (Mexico)                                             5,500        132,000
                                                                                                                     ------------
TOTAL RIGHTS
   (cost $0) ............................................                                                                 273,625
                                                                                                                     ------------
TOTAL LONG-TERM INVESTMENTS
   (cost $823,364,479) ..................................                                                             826,730,194
                                                                                                                     ------------

                                                                                                         PRINCIPAL
                                                                                                           AMOUNT
                                                                                                            (000)
                                                                                                         ---------
SHORT-TERM INVESTMENTS -- 46.0%
CERTIFICATES OF DEPOSIT -- 7.1%
   Citibank NA ..........................................                 3.12%       07/28/05           $  35,400     35,400,000
   Dexia Bank NY ........................................                 3.13%       07/29/05              35,700     35,700,212
   UniCredito Italiano SpA ..............................                 3.09%       07/21/05              33,300     33,300,142
   UniCredito Italiano SpA ..............................                3.115%       07/27/05               2,300      2,300,013
                                                                                                                     ------------
                                                                                                                      106,700,367
                                                                                                                     ------------
COMMERCIAL PAPER -- 14.1%
   Bank of Ireland (cost $20,306,296; purchased
     05/20/05)(h) .......................................                 3.18%        08/22/05             20,400     20,253,197
   Bank of Ireland (cost $20,304,194; purchased
     05/24/05)(h) .......................................                 3.19%        08/23/05             20,400     20,254,694
   Carolina Power Co. ...................................                 3.67%        10/11/05              2,000      1,962,688
   Ford Motor Co. .......................................                 3.40%        08/26/05              3,350      3,297,142
   National Australia Bank(cost $29,900,000;
      purchased 05/26/05(h) .............................                 3.03%        07/01/05             29,900     29,900,000
   Public Service Electric + Gas Co. ....................                 3.69%        11/30/05              2,000      1,960,230
   Rabobank USA .........................................                 3.03%        07/20/05             40,000     39,898,535
   Rabobank USA .........................................                 3.16%        08/08/05              3,800      3,786,691
   Rabobank USA Finance Bank ............................                 3.36%        07/01/05              1,200      1,200,000
   Skandi Ensk Bank(cost $5,178,937; purchased
     05/18/05)(h) .......................................                 3.17%        08/16/05              5,200      5,168,406
   Skandi Ensk Bank(cost $38,528,874; purchased
     06/15/05)(h) .......................................                 3.31%        09/15/05             38,800     38,471,795
   Total Fina Elf Capital(cost $4,600,000; purchased
      06/30/05)(h) ......................................                 3.37%        07/01/05              4,600      4,600,000
   Total Fina Elf Capital(cost $40,065,414; purchased
      06/10/05(h) .......................................                3.105%        07/11/05             40,100     40,065,414
                                                                                                                     ------------
                                                                                                                      210,818,792
                                                                                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B175

              -----------------------------------------------------
              AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)
              -----------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                       INTEREST       MATURITY                            VALUE
SHORT-TERM INVESTMENTS (CONTINUED)                                       RATE           DATE               UNITS         (NOTE 2)
                                                                       --------       --------           ---------    -------------
FOREIGN GOVERNMENT BONDS -- 3.2%
   French Government(France)(n) .........................                1.806%       07/07/05           $  13,260    $  16,041,208
   French Government (France)(n) ........................                1.991%       09/22/05               2,200        2,650,149
   Spanish Government(Spain)(n) .........................                2.018%       08/19/05              23,700       28,607,552
                                                                                                                      -------------
                                                                                                                         47,298,909
                                                                                                                      -------------
REPURCHASE AGREEMENTS -- 2.1%
   U S Treasury Repurchase Agreements 2.70%, dated 06/30/05,
      maturing 07/01/05, repurchase price $23,201,740(Collateralized by U.S. Treasury Notes, 3.55%, par value $23,429,456 market
      value $23,738,017, due 02/15/10) ..................                 2.70%       07/01/05              23,200       23,200,000
   U S Treasury Repurchase Agreements 2.70%, dated 06/30/05,
      maturing 07/01/05, repurchase price $9,000,675(Collateralized by U.S. Treasury Notes, 4.00%, par value $9,095,098 market
      value $9,229,635, due 02/15/14) ...................                 2.70%       07/01/05               9,000        9,000,000
                                                                                                                      -------------
                                                                                                                         32,200,000
                                                                                                                      -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 17.7%
   Federal Home Loan Bank ...............................                 2.50%       07/01/05              40,900       40,900,000
   Federal Home Loan Mortgage Corp. .....................                 3.07%       08/01/05              40,000       39,891,665
   Federal National Mortgage Assoc. .....................                 2.65%       07/01/05               2,300        2,300,000
   Federal National Mortgage Assoc. .....................                2.985%       07/01/05               6,400        6,400,000
   Federal National Mortgage Assoc. .....................                 3.01%       08/01/05                 100           99,729
   Federal National Mortgage Assoc. .....................                 3.04%       08/03/05              39,300       39,189,585
   Federal National Mortgage Assoc. .....................                 3.21%       09/07/05              29,500       29,312,557
   Federal National Mortgage Assoc. .....................                 3.26%       09/14/05              12,800       12,710,426
   Federal National Mortgage Assoc. .....................                 2.01%       10/03/05              34,796       34,795,744
   Federal National Mortgage Assoc. .....................                 3.23%       10/19/05              60,000       59,373,780
                                                                                                                      -------------
                                                                                                                        264,973,486
                                                                                                                      -------------
U.S. TREASURY OBLIGATION -- 0.2%
   U S Treasury Bills(k)(n) .............................                 2.92%       09/01/05               3,000        2,984,625
                                                                                                                      -------------
YANKEE CERTIFICATE OF DEPOSIT -- 1.3%
   UBS Bank AG ..........................................                 3.03%       07/05/05              20,000       19,973,054
                                                                                                                      -------------

                                                                                                          SHARES
                                                                                                         ---------
REGISTERED INVESTMENT COMPANIES -- 0.3%
   BlackRock Provident Institutional Funds TempCash Portfolio(j)                                         2,387,389        2,387,389
   BlackRock Provident Institutional Funds TempFund Portfolio(j)                                         2,387,389        2,387,389
                                                                                                                     --------------
                                                                                                                          4,774,778
                                                                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS
   (cost $691,094,610) ....................................                                                             689,724,011
                                                                                                                     --------------
TOTAL INVESTMENTS -- 101.1%
   (Cost $1,514,459,089; Note 6) ..........................                                                           1,516,454,205

LIABILITIES IN EXCESS OF OTHER ASSETS(u) -- (1.1)% ........                                                             (16,822,029)
                                                                                                                     --------------
NET ASSETS -- 100.0% .....................................                                                           $1,499,632,176
                                                                                                                     ==============

The following abbreviations are used in portfolio descriptions:

144A Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

BRB   Brady Bond

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B176

              -----------------------------------------------------
              AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)
              -----------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

EUR   Euro
JPY   Japanese Yen
NR    Notrated by Moody's or Standard & Poor's.
*     Non-income producing security.
(c) Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(d)   Standard & Poor's rating.
(g) Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $11,299,990. The aggregate value, $9,629,682 represents 1% of net assets.
(h) Security is restricted as to resale and generally is sold only to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribution (does not include 144A securities - see footnote above). At the end of the current reporting period, the aggregate cost of such securities was $158,883,715. The aggregate market value of $158,713,506 is approximately 10.58% of net assets. These securities have been deemed to be liquid under procedures established by the Board of Trustees.
(i) Represents issuer in default on interest payments. Non-income producing security.
(j)   Security available to institutional investors only.
(k) Security with an aggregate market value of $2,984,625 has been segregated with the custodian to cover margin requirements for the futures contracts open at June 30, 2005.

Futures contracts open at June 30, 2005:

                                                                                                                      UNREALIZED
NUMBER OF                                                   EXPIRATION         VALUE AT            VALUE AT          APPRECIATION
CONTRACTS                          TYPE                        MONTH          TRADE DATE         JUNE 30, 2005      (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
LONG POSITIONS:
    452        Euro Dollar ............................        Sep 05         $109,095,575        $108,649,500        $  (446,075)
    980        Euro Dollar ............................        Dec 05          236,372,100         235,273,500         (1,098,600)
     69        Euro Dollar ............................        Mar 06           16,476,338          16,561,725             85,387
    725        Euro Dollar ............................        Jun 06          173,809,688         173,990,938            181,250
                                                                                                                      -----------
                                                                                                                      $(1,278,038)
                                                                                                                      ===========

(n)   Rates shown are the effective yields at purchase date.
(u) Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on forward foreign currency contracts, interest rate and credit default swap agreements as follows:

Forward foreign currency exchange contracts outstanding at June 30, 2005:
PURCHASE CONTRACT

                                                                                 IN
SETTLEMENT                                           CONTRACTS TO             EXCHANGE            CONTRACTS            UNREALIZED
MONTH                TYPE                              RECEIVE                   FOR               AT VALUE         (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
Jul 05           Buy        JPY                     1,218,463,000           $11,434,774           $10,995,532          $(439,242)
                                                                            =====================================================

SALE CONTRACT

                                                                                 IN
SETTLEMENT                                           CONTRACTS TO             EXCHANGE            CONTRACTS            UNREALIZED
MONTH                TYPE                              DELIVER                   FOR               AT VALUE          APPRECIATION
---------------------------------------------------------------------------------------------------------------------------------
Jul 05           Sell       EUR                     39,073,000              $47,633,241           $47,326,413          $306,828
                                                                            =====================================================

Interest rate swap agreements outstanding at June 30, 2005:

                                                                                               NOTIONAL
                                                                         EXPIRATION             AMOUNT                 UNREALIZED
DESCRIPTION                                                                MONTH                 (000)               APPRECIATION
---------------------------------------------------------------------------------------------------------------------------------
Receive variable rate payments on the six month LIBOR-BBA
floating rate and pay fixed rate payments of 4.00%.(1)                     Dec 07               $127,800               $220,270

Receive variable rate payments on the six month LIBOR-BBA
floating rate and pay fixed rate payments of 4.00%.(2)                     Jun 07                 52,500                 90,487

Receive variable rate payments on the six month LIBOR-BBA
floating rate and pay fixed rate payments of 4.00%.(3)                     Jun 07                290,900                501,382
                                                                                                                       --------
                                                                                                                       $812,139
                                                                                                                       ========

Brokers/Counterparties
(1)   Barclays Bank PLC
(2)   Merrill Lynch
(3)   Goldman Sachs

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B177

              -----------------------------------------------------
              AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)
              -----------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

Credit default swap agreements outstanding at June 30, 2005:

                                                                                                 NOTIONAL              UNREALIZED
                                                                              EXPIRATION          AMOUNT             APPRECIATION
DESCRIPTION                                                                     MONTH              (000)            (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
Receive a fixed rate equal to 0.55% and the Portfolio will pay to the counterparty at par in the event of default of Russian Federation
5.0% due 03/31/30 (cost $0; purchased 06/06/05)(g)(1)                           Sep 05           $  2,000                $  675

Receive a fixed rate equal to 0.58% and the Portfolio will pay to the counterparty at par in the event of default of Russian Federation 5.0%
due 03/31/30. (cost $0; purchased 05/27/05)(g)(2)                               Jun 06              1,500                 1,617
                                                                                                                         ------
                                                                                                                         $2,292
                                                                                                                         ======

Broker/Counterparty
(1)   Credit Suisse First Boston
(2)   Morgan Stanley Capital Services, Inc.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2005 were as follows:

INDUSTRY
--------
U.S. Treasury Obligations                                       19.3%
U.S. Government Agency Obligations                               8.9
Collateralized Mortgage Obligations                              7.5
Asset-Backed Securities                                          4.9
Foreign Government Bonds                                         2.7
U.S. Government Agency Mortgage-Backed Securities                1.8
Financial Services                                               1.7
Utilities                                                        1.3
Financial Brokerage                                              1.0
Telecommunications                                               1.0
Automobile Manufacturers                                         0.7
Electronic Components & Equipment                                0.7
Cable Television                                                 0.5
Hotels & Motels                                                  0.5
Oil & Gas                                                        0.5
Retail & Merchandising                                           0.5
Airlines                                                         0.3
Medical Supplies & Equipment                                     0.3
Containers & Packaging                                           0.2
Entertainment & Leisure                                          0.2
Financial Bank & Trust                                           0.2
Paper & Forest Products                                          0.2
Diversified Operations                                           0.1
Electric                                                         0.1
Short-Term Investments                                          46.0
                                                               -----
                                                               101.1
Liabilities in excess of other assets                           (1.1)
                                                               -----
                                                               100.0%
                                                               =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B178

                           --------------------------
                           AST MONEY MARKET PORTFOLIO
                           --------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                                    PRINCIPAL
                                                                   INTEREST       MATURITY            AMOUNT           VALUE
                                                                     RATE           DATE              (000)           (NOTE 2)
                                                                   --------       --------         ------------     ------------
COMMERCIAL PAPER -- 53.6%
   Abbey National North America LLC .....................             3.21%       07/08/05            $50,400        $ 50,368,542
   Alliance & Leicester PLC 144A (cost $43,983,317;
      purchased 01/05/05)(h) ............................             2.73%       07/06/05             44,000          43,983,317
   Banco Bilbao Vizcayza Argentina Puerto Rico
      (cost $49,918,750; purchased 06/22/05)(h) .........             3.25%       07/19/05             50,000          49,918,750
   Barclays US Funding ..................................             2.99%       08/23/05             52,600          52,368,458
   Bear Stearns Co., Inc. ...............................             3.25%       07/11/05             51,400          51,353,597
   DNB Nor Bank ASA .....................................             3.12%       07/25/05             60,000          59,875,200
   Irish Life & Permanent Corp.144A (cost $55,623,587;
      purchased 06/06/05)(h) ............................             3.27%       09/13/05             56,000          55,623,587
   KFW International Finance 144A (cost $49,862,222;
      purchased 03/22/05)(h) ............................             3.10%       08/02/05             50,000          49,862,222
   Merrill Lynch & Co. ..................................             3.25%       07/13/05             51,400          51,344,317
   Morgan Stanley .......................................             3.37%       08/25/05             51,400          51,135,361
   Nordea North America, Inc. ...........................            3.375%       09/27/05             51,400          50,975,950
   Northern Rock PLC 144A (cost $49,720,833;
      purchased 06/28/05)(h) ............................             3.35%       08/30/05             50,000          49,720,833
   Principal Financial Servics, Inc.144A
      (cost $50,000,000; purchased 06/30/05)(h) .........             3.37%       07/01/05             50,000          50,000,000
   Rabobank USA Finance Bank ............................             3.34%       07/01/05             50,000          50,000,000
   Societe Generale North America .......................             3.21%       07/07/05             50,400          50,373,036
   Spintab AB ...........................................             2.90%       08/09/05             54,000          53,830,350
   Total Capital 144A (cost $49,972,916;
      purchased 06/30/05)(h) ............................             3.25%       07/07/05             50,000          49,972,916
   UBS Finance Delaware LLC .............................             3.25%       07/07/05             50,000          49,972,917
                                                                                                                     ------------
                                                                                                                      920,679,353
                                                                                                                     ------------
CERTIFICATES OF DEPOSIT -- 14.7%
   BNP Paribas NY Branch(c) .............................            3.178%       06/19/06             40,000          39,991,336
   Deutsche Bank NY(c) ..................................             3.25%       07/12/05             54,400          54,400,000
   Greenwich Capital Holdings(c) ........................            3.176%       10/11/05             55,500          55,500,000
   Lloyds TSB Bank PLC ..................................            3.061%       10/25/05             60,000          59,989,346
   Natexis Banque Populair Corp.(c) .....................            3.171%       08/16/05             42,000          41,997,601
                                                                                                                     ------------
                                                                                                                      251,878,283
                                                                                                                     ------------
CORPORATE OBLIGATIONS -- 14.4%
   3M Co. 144A ..........................................            5.674%       12/12/05              9,000           9,111,324
   American General Finance 144A(c) .....................             3.22%       07/14/06              5,000           5,000,000
   American Honda Finance Corp. 144A ....................             3.38%       09/19/05             58,500          58,500,000
   General Electric Capital Corp.(c) ....................             6.80%       11/01/05             25,700          26,061,760
   Goldman Sachs Group, Inc.(c) .........................            3.639%       03/21/06             25,000          25,041,601
   HBOS Treasury Services PLC 144A(c) ...................             3.16%       01/12/06             18,000          18,004,783
   Lehman Brothers Holdings, Inc.(c) ....................             3.18%       06/02/06             18,000          18,015,811
   Lehman Brothers Holdings, Inc.(c) ....................             3.25%       07/22/05             41,000          41,002,798
   Nationwide Building Society 144A(c) ..................             3.16%       07/07/06              5,000           5,000,000
   U.S. Bank NA(c) ......................................            3.098%       07/25/05             42,000          41,999,657
                                                                                                                     ------------
                                                                                                                      247,737,734
                                                                                                                     ------------
EURO TIME DEPOSIT -- 10.3%
   Chase Bank USA NA ....................................            3.375%       07/01/05             50,000          50,000,000
   Citibank NA Nassau ...................................             3.35%       07/01/05             50,000          50,000,000
   Fortis Bank Grand Cayman .............................             3.28%       07/06/05             49,400          49,400,000
   Regions Bank .........................................            3.313%       07/01/05             27,700          27,700,000
                                                                                                                     ------------
                                                                                                                      177,100,000
                                                                                                                     ------------
YANKEE CERTIFICATE OF DEPOSIT -- 3.0%
   Svenska Handelsbanken NY .............................             3.26%       07/12/05             52,400          52,400,000
                                                                                                                     ------------
FOREIGN GOVERNMENT BOND -- 1.1%
CANADA
   Ontario (Province of) ................................             7.00%       08/04/05             19,266          19,348,561
                                                                                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B179

                     --------------------------------------
                     AST MONEY MARKET PORTFOLIO (CONTINUED)
                     --------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2005 (UNAUDITED)

                                                                                                    PRINCIPAL
                                                                   INTEREST       MATURITY            AMOUNT            VALUE
                                                                     RATE           DATE              (000)            (NOTE 2)
                                                                   --------       --------         ------------    --------------
ASSET-BACKED SECURITY -- 0.3%
   Daimler Chrysler Auto Trust Series 2005-A
      Cl-A1 144A ........................................            2.63%        01/08/06            $  5,058     $    5,057,797
                                                                                                                   --------------

                                                                                                      SHARES
                                                                                                   ------------
REGISTERED INVESTMENT COMPANIES
   BlackRock Provident Institutional Funds TempCash
      Portfolio(j) ......................................                                               48,555             48,555
   BlackRock Provident Institutional Funds TempFund
      Portfolio(j) ......................................                                               48,555             48,555
                                                                                                                   --------------
                                                                                                                           97,110
                                                                                                                   --------------
TOTAL INVESTMENTS -- 97.4%
   (Cost $1,674,298,838; Note 6)+ .......................                                                           1,674,298,838

OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.6%                                                                          44,990,824
                                                                                                                   --------------
NET ASSETS -- 100.0% ....................................                                                          $1,719,289,662
                                                                                                                   ==============

The following abbreviations are used in portfolio descriptions:

144A Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.
+ The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
(c) Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(h) Security is restricted as to resale and generally is sold only to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribution (does not include 144A securities - see footnote above). At the end of the current reporting period,; the aggregate cost of such securities was $349,081,625. The aggregate market value of $349,081,625 is approximately 20.30% of net assets. These securities have been deemed to be liquid under procedures established by the Board of Trustees.
(j)   Security available to institutional investors only.

The following is a breakdown of the money market portfolio by industry classification, as of June 30, 2005. Percentages are based on net assets.

INDUSTRY
--------
Financial Services                                                   32.2%
Bank                                                                 29.0
Euro Time Deposits                                                   10.3
Certificates of Deposits                                             14.7
Industrial                                                            6.8
Yankee Certificates of Deposits                                       3.0
Foreign Government                                                    1.1
Asset Backed Securities                                               0.3
                                                                    -----
                                                                     97.4
Other assets in excess of liabilities                                 2.6
                                                                    -----
                                                                    100.0%
                                                                    =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B180

                  NOTES TO THE FINANCIAL STATEMENTS OF
                         AMERICAN SKANDIA TRUST
                              (UNAUDITED)

1. GENERAL

        American Skandia Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at June 30, 2004, issued 37 classes of shares of beneficial interest (collectively the "Portfolios").

        Purchases of shares of the Portfolios may be made only by separate accounts of Participating Insurance Companies for the purpose of investing assets attributable to variable annuity contracts and variable life insurance policies ("Contractholders"), or by qualified plans. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Trust based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day under the variable annuity contracts and variable life insurance policies.

        The Portfolios of the Trust have the following investments objectives:

        AST JPMorgan International Equity Portfolio ("JPMorgan International Equity"): Capital growth by investing primarily in equity securities of foreign companies.

        AST William Blair International Growth Portfolio ("William Blair International Growth"): Long-term capital growth by investing primarily in equity securities of foreign companies.

        AST LSV International Value Portfolio ("LSV International Value"):
        Capital growth by investing primarily in equity securities of foreign companies represented in the MSCI EAFE Index.

        AST MFS Global Equity Portfolio ("MFS Global Equity"): Capital growth by investing primarily in common stocks and related securities of U.S. and foreign issuers.

        AST Small-Cap Growth Portfolio ("Small-Cap Growth"), formerly known as AST State Street Research Small-Cap Growth Portfolio: Capital growth by investing in common stocks of small capitalization companies.

        AST DeAM Small-Cap Growth Portfolio ("DeAM Small-Cap Growth"): Maximize capital growth by investing primarily in equity securities of small capitalization companies included in the Russell 2000 Growth Index.

        AST Federated Aggressive Growth Portfolio ("Federated Aggressive Growth"): Capital growth by investing primarily in stocks of small companies that are traded on national securities exchanges, Nasdaq stock exchange and the over-the-counter-market.

        AST Goldman Sachs Small-Cap Value Portfolio ("Goldman Sachs Small-Cap Value"): Long-term capital growth by investing primarily in equity securities of small capitalization companies that are believed to be undervalued.

        AST Small-Cap Value Portfolio ("Small-Cap Value"): Long-term capital growth by investing primarily in stocks and equity-related securities of small capitalization companies that appear to be undervalued.

        AST DeAM Small-Cap Value Portfolio ("DeAM Small-Cap Value"): Maximum capital growth by investing primarily in equity securities of small capitalization companies included in the Russell 2000 Value Index.

        AST Goldman Sachs Mid-Cap Growth Portfolio ("Goldman Sachs Mid-Cap Growth"): Long-term capital growth by investing primarily in equity securities of medium-sized companies.

        AST Neuberger Berman Mid-Cap Growth Portfolio ("Neuberger Berman Mid-Cap Growth"): Capital growth by investing primarily in common stocks of medium capitalization companies.

        AST Neuberger Berman Mid-Cap Value Portfolio ("Neuberger Berman Mid-Cap Value"): Capital growth by investing primarily in common stocks of medium capitalization companies.

        AST Alger All-Cap Growth Portfolio ("Alger All-Cap Growth"): Long-term capital growth by investing in common and preferred stocks.

                                       C1

        AST Gabelli All-Cap Value Portfolio ("Gabelli All-Cap Value"): Capital growth by investing in readily marketable equity securities.

        AST T. Rowe Price Natural Resources Portfolio ("T. Rowe Price Natural Resources"): Long-term capital growth by investing primarily in common stocks of companies that own or develop natural resources and other basic commodities.

        AST AllianceBernstein Large-Cap Growth Portfolio ("Alliance Bernstein Large-Cap Growth"), formerly known as AST Alliance Growth Portfolio:
        Long-term capital growth by investing predominantly in the equity securities of a limited number of large, high-quality U.S. companies.

        AST MFS Growth Portfolio ("MFS Growth"): Long-term capital growth and future income by investing primarily in common stocks and related securities.

        AST Marsico Capital Growth Portfolio ("Marsico Capital Growth"):
        Capital growth by investing primarily in common stocks with the majority of the portfolio's assets in large capitalization stocks.

        AST Goldman Sachs Concentrated Growth Portfolio ("Goldman Sachs Concentrated Growth"): Capital growth by investing primarily in equity securities.

        AST DeAM Large-Cap Value Portfolio ("DeAM Large-Cap Value"): Maximum capital growth by investing in equity securities of large capitalization companies included in the Russell 1000 Value Index.

        AST Hotchkis & Wiley Large-Cap Value Portfolio ("Hotchkis & Wiley Large-Cap Value"): Capital growth and current income by investing primarily in dividend-paying common and preferred stocks, and to a lesser extent in fixed income securities.

        AST AllianceBernstein Growth + Value Portfolio ("AllianceBernstein Growth + Value"), formerly known as AST Alliance/Bernstein Growth + Value Portfolio: Capital growth by investing approximately 50% of assets in growth stocks of large companies and 50% of assets in value stocks of large companies.

        AST AllianceBernstein Core Value Portfolio ("AllianceBernstein Core Value"), formerly known as AST Sanford Bernstein Core Value Portfolio:
        Long-term capital growth by investing primarily in common stocks of large capitalization companies that appear to be undervalued.

        AST Cohen & Steers Realty Portfolio ("Cohen & Steers Realty"): Maximize total return by investing primarily in equity securities of real estate companies.

        AST AllianceBernstein Managed Index 500 Portfolio ("AllianceBernstein Managed Index 500"), formerly known as AST Sanford Bernstein Managed Index 500 Portfolio: Outperform the S&P 500 Stock Index by investing primarily in common stocks included in the S&P 500.

        AST American Century Income & Growth Portfolio ("American Century Income & Growth"): Capital growth and, secondarily, current income by investing primarily in stocks of large U.S. companies selected through quantitative investment techniques.

        AST AllianceBernstein Growth & Income Portfolio ("AllianceBernstein Growth & Income"), formerly known as AST Alliance Growth & Income
        Portfolio: Long-term capital growth and income by investing primarily in common stocks that are believed to be selling at reasonable valuations in relation to their fundamental business prospects.

        AST Global Allocation Portfolio ("Global Allocation"), formerly known as DeAM Global Allocation Portfolio: A high level of total return by investing primarily in a diversified portfolio of mutual funds.

        AST American Century Strategic Balanced Portfolio ("American Century Strategic Balanced"): Capital growth by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed income securities.

        AST T. Rowe Price Asset Allocation Portfolio ("T. Rowe Price Asset Allocation"): A high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.

        AST T. Rowe Price Global Bond Portfolio ("T. Rowe Price Global Bond"):
        High current income and capital growth by investing primarily in high-quality foreign and U.S. dollar-denominated bonds.

                                       C2

        AST Goldman Sachs High Yield Portfolio ("Goldman Sachs High Yield"):
        High current income by investing primarily in lower quality fixed income securities rated BBB and below. Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (an issuer's inability to meet principal and interest payments on its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

        AST Lord Abbett Bond-Debenture Portfolio ("Lord Abbett
        Bond-Debenture"): High current income and the opportunity for capital appreciation to produce a high total return by investing primarily in high yield and investment grade debt securities, securities convertible into common stock and preferred stock.

        AST PIMCO Total Return Bond Portfolio ("PIMCO Total Return Bond"):
        Maximize total return, consistent with preservation of capital by investing primarily in higher-quality fixed income securities of varying maturities, so that the portfolio's expected average duration will be from three to six years.

        AST PIMCO Limited Maturity Bond Portfolio ("PIMCO Limited Maturity Bond"): Maximize total return, consistent with preservation of capital by investing primarily in higher-quality fixed income securities of varying maturities, so that the portfolio's expected average duration will be from one to three years.

        AST Money Market Portfolio ("Money Market"): Maximize current income and maintain high levels of liquidity by investing in high-quality, short-term, U.S. dollar-denominated instruments.

2. ACCOUNTING POLICIES

        The following accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust and the Portfolios in the preparation of their financial statements.

        Security Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the co-managers, in consultation with the subadviser(s); to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which market quotations are not readily available, or whose values have been effected by events occurring after the close of the security's foreign market and before the Portfolio's normal pricing time, are valued at fair value in accordance with the Board of Trustees' approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the price used by other mutual funds to calculate their net asset values.

        Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation. Money Market uses amortized cost to value short-term securities. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principle amount due at maturity and cost. Short-term securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

        Restricted and Illiquid Securities: Subject to guidelines adopted by the Trustees of the Trust, each Portfolio may invest up to 15% of its net assets in illiquid securities (except for the AST Money Market Portfolio, which is limited to 10% of net assets, and the AST Alliance/Bernstein Growth + Value Portfolio, the AST Sanford Bernstein Core

                                       C3

        Value Portfolio and the AST Sanford Bernstein Managed Index 500 Portfolio, which is limited to 5% of its net assets). Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Sub-advisor and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, and well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio's Sub-advisor under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio's investments in Rule 144A securities could be impaired if trading does not develop or declines.

        Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated each business day into U.S. dollars based at the current rates of exchange. Purchases and sales of Portfolio securities and income and expenses are translated into U.S. dollars on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss from investments.

        Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currencies, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than Portfolio securities, resulting from changes in exchange rates.

        Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

        Options: The Portfolios (except for Money Market) may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolio's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

        If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

        The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

                                       C4

        When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

        Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments known as "variation margin," are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and underlying hedged assets.

        Short Sales: Certain portfolios of the Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. The fee may be referred to as the "initial margin." Subsequent payments known as "variation margin," are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the security sold short. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than the proceeds originally received, respectively, and is presented in the Statements of Operations as net realized gain or loss on short sales.

        Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

        Swap Agreements: The Portfolios may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolios may enter into interest rate, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Portfolio's basis in the swap and the proceeds of the closing transaction, including fees. During the period that the swap agreement is open, the Portfolio may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

                                       C5

        Risk: Forward currency contracts, written options, financial futures contracts, and swap agreements involve elements of both market and credit risk in excess of the amounts reflected on the Statements of Assets and Liabilities. Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (an issuer's inability to meet principal and interest payments on its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

        Delayed Delivery Transactions: Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

        Security Loans: The Portfolios may lend their portfolio securities to broker-dealers. Security loans are limited to 33 1/3% of the total assets of the respective portfolio. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Portfolios. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolios have the right to repurchase the securities using the collateral in the open market. The Portfolios recognize income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Portfolios also continue to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognize any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

        Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Trust's expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio level.

        Taxes: For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. It is each Portfolio's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains are recorded net of reclaimable amounts, at the time the related income is earned.

        Dividends and Distributions: Dividends, if any, from net investment income are declared and paid at least annually by all Portfolios other than Money Market. In the case of Money Market, dividends are declared daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Net realized gains from investment transactions, if any, are distributed at least annually. These dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid in capital in excess of par, as appropriate.

        Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. AGREEMENTS

        The Portfolios have entered into investment management agreements with American Skandia Investment Services, Inc. and Prudential Investments LLC the co-managers (together the "Investment Manager") which

                                       C6
        provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. The Investment Manager has engaged the following firms as Sub-advisers for their respective Portfolios:

        Alliance Capital Management L.P. for AllianceBernstein Core Value, AllianceBernstein Growth and Income, AllianceBernstein Growth + Value, AllianceBernstein Large-Cap Growth, and AllianceBernstein Managed Index 500;

        American Century Investment Management, Inc. for American Century Income and Growth and American Century Strategic Balanced;

        Cohen & Steers Capital Management, Inc. for Cohen & Steers Realty;

        Deutsche Asset Management, Inc. for DeAM Small-Cap Growth, DeAM Large-Cap Value and DeAM Small-Cap Value;

        Eagle Asset Management (replaced State Street Research Group on April 29, 2005) for a portion of Small-Cap Growth (formerly AST State Street Research Small Cap Growth);

        Federated Equity Management Company of Pennsylvania for Federated Aggressive Growth;

        Fred Alger Management, Inc. for Alger All-Cap Growth;

        GAMCO Investors, Inc. for Gabelli All-Cap Value;

        Goldman Sachs Asset Management, L.P. for Goldman Sachs Concentrated Growth, Goldman Sachs Small-Cap Value, Goldman Sachs Mid-Cap Growth and Goldman Sachs High Yield;

        Hotchkis and Wiley Capital Management, LLC for Hotchkis & Wiley Large-Cap Value;

        Integrity Asset Management for a portion of Small-Cap Value;

        J.P. Morgan Investment Management, Inc. for JPMorgan International Equity and a portion of Small-Cap Value;

        Lee Munder Investments, Ltd. for a portion of Small-Cap Value;

        Lord Abbett & Co. LLC for Lord Abbett Bond-Debenture;

        LSV Asset Management for LSV International Value;

        Marsico Capital Management, LLC for Marsico Capital Growth;

        Massachusetts Financial Services Company for MFS Global Equity and MFS Growth;

        Neuberger Berman Management, Inc. for Neuberger Berman Mid-Cap Value, Neuberger Berman Mid-Cap Growth and for a portion of Small-Cap Growth (formerly AST State Street Research Small-Cap Growth);

        Pacific Investment Management Company LLC for PIMCO Total Return Bond and PIMCO Limited Maturity Bond;

        Prudential Investments LLC (replaced Deutsche Asset Management, Inc. on 04/29/05) for Global Allocation (formerly AST DeAm Global Allocation);

        T. Rowe Price Associates, Inc. for T. Rowe Price Asset Allocation and
        T. Rowe Price Natural Resources;

        T. Rowe Price International, Inc. for T. Rowe Price Global Bond;

        Wells Capital Management, Inc. for Money Market; and

        William Blair & Company, LLC for William Blair International Growth.

        Advisory Fees and Expense Limitations: The Investment Manager receives a fee, computed daily and payable monthly, based on the annual rates specified below, of the value of each Portfolio's average daily net assets. The Investment Manager pays each Sub-adviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable to the Portfolios by the Investment Manager, under the agreement, are

                                       C7
        reflected in the Statements of Operations. The Investment Manager has agreed to reimburse each Portfolio an amount equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceed the percentage stated below, of the Portfolio's average daily net assets.

                                                                                     EFFECTIVE ADVISORY
                                                                ADVISORY                  FEES NET           EXPENSE
                                                                  FEES                    OF WAIVER        LIMITATIONS
                                                          -----------------------    ------------------    -----------
JPMorgan International Equity .......................       1.00% to $75 million;           0.88%             1.75%++
                                                           0.85% over $75 million
William Blair International Growth ..................               1.00%                   0.89%             1.75%
LSV International Value .............................               1.00%                   0.85%             1.50%
MFS Global Equity ...................................               1.00%                   1.00%             1.75%
Small-Cap Growth ....................................               0.90%                   0.90%             1.30%++
DeAM Small-Cap Growth ...............................               0.95%                   0.80%             1.35%
Federated Aggressive Growth .........................               0.95%                   0.95%             1.35%
Goldman Sachs Small-Cap Value .......................               0.95%                   0.95%             1.35%
Small-Cap Value .....................................               0.90%                   0.90%             1.30%
DeAM Small-Cap Value ................................               0.95%                   0.80%             1.15%
Goldman Sachs Mid-Cap Growth ........................               1.00%                   0.87%             1.35%
Neuberger Berman Mid-Cap Growth .....................        0.90% to $1 billion;           0.88%             1.25%
                                                            0.85% over $1 billion
Neuberger Berman Mid-Cap Value ......................        0.90% to $1 billion;           0.86%             1.25%
                                                            0.85% over $1 billion
Alger All-Cap Growth ................................               0.95%                   0.95%             1.45%
Gabelli All-Cap Value ...............................               0.95%                   0.95%             1.45%
T. Rowe Price Natural Resources .....................               0.90%                   0.90%             1.35%
AllianceBernstein Large-Cap Growth ..................        0.90% to $1 billion;           0.85%             1.45%++
                                                             0.85 over $1 billion
MFS Growth ..........................................               0.90%                   0.85%             1.35%
Marsico Capital Growth ..............................               0.90%                   0.87%             1.35%
Goldman Sachs Concentrated Growth ...................               0.90%                   0.83%             1.35%++
DeAM Large-Cap Value ................................               0.85%                   0.75%             0.99%+
Hotchkis & Wiley Large-Cap Value ....................               0.75%                   0.70%             1.20%
AllianceBernstein Growth + Value ....................               0.90%                   0.90%             1.35%++
AllianceBernstein Core Value ........................               0.75%                   0.75%             1.25%
Cohen & Steers Realty ...............................               1.00%                   0.82%             1.45%
AllianceBernstein Managed Index 500 .................               0.60%                   0.60%             0.80%
American Century Income and Growth ..................               0.75%                   0.75%             1.25%
AllianceBernstein Growth and Income .................               0.75%                   0.72%             1.25%
Global Allocation ...................................               0.10%                   0.10%             0.35%
American Century Strategic Balanced .................               0.85%                   0.79%             1.25%
T. Rowe Price Asset Allocation ......................               0.85%                   0.77%             1.25%
T. Rowe Price Global Bond ...........................               0.80%                   0.80%             1.75%
Goldman Sachs High Yield ............................               0.75%                   0.75%             1.15%++
Lord Abbett Bond-Debenture ..........................               0.80%                   0.72%             1.20%++
PIMCO Total Return Bond .............................               0.65%                   0.63%             1.05%
PIMCO Limited Maturity Bond .........................               0.65%                   0.59%             1.05%
Money Market ........................................               0.50%                   0.45%             0.65%

+    Effective July 1, 2005 the expense limitation for DEAM Large-Cap Value is
     1.25%.

++ Effective July 1, 2005, for the Portfolio's listed below, the Investment Manager has voluntarily agreed to waive a portion of its advisory fees, and if necessary, reimburse the Portfolios an amount equal to the amount of ordinary operating expenses (excluding taxes and interest) that exceeds the percentages stated below, of the Portfolio's average daily net assets.

                                       C8

                                                                                   Effective July 1, 2005
                                                                                     Expense Limitations
                                                                                   ----------------------
JPMorgan International Equity ................                                              1.10%
Small-Cap Growth .............................                                              0.95%
AllianceBernstein Large-Cap Growth ...........                                              1.01%
Goldman Sachs Concentrated Growth ............                                              0.93%
AllianceBernstein Growth + Value .............                                              1.03%
Goldman Sachs High Yield .....................                                              0.87%
Lord Abbett Bond-Debenture ...................                                              0.89%

The Investment Manager has voluntarily agreed to waive a portion of its advisory fees as follows:

                                                         January 1 through June 30, 2005             Effective July 1, 2005
                                                        ---------------------------------     ----------------------------------
                                                              (% of the average                         (% of the average
                                                               daily net assets)                         daily net assets)
                                                        ---------------------------------     ----------------------------------
Alger All-Cap Growth ..............................          0.05% over $500 million,                0.05% over $500 million
                                                               0.10% over $1 billion
Gabelli All-Cap Value .............................          0.05% over $500 million,                0.05% over $500 million
                                                               0.10% over $1 billion

                                                        Up to $1 billion   Over $1 billion    Up to $1 billion   Over $1 billion
                                                        ----------------   ---------------    ----------------   ---------------
JPMorgan International Equity ....................            0.00%             0.05%                *                  *
William Blair International Growth ...............            0.10%             0.15%              0.09%              0.09%
LSV International Value ..........................            0.15%             0.20%              0.11%              0.11%
MFS Global Equity ................................            0.00%             0.05%              0.00%              0.05%
Small-Cap Growth .................................            0.00%             0.05%                *                  *
DeAM Small-Cap Growth ............................            0.15%             0.20%              0.01%              0.01%
Federated Aggressive Growth ......................            0.00%             0.05%              0.00%              0.05%
Goldman Sachs Small-Cap Value ....................            0.00%             0.05%              0.00%              0.05%
Small-Cap Value ..................................            0.00%             0.05%              0.00%              0.05%
DeAM Small-Cap Value .............................            0.15%             0.15%              0.13%              0.13%
Goldman Sachs Mid-Cap Growth .....................            0.13%             0.18%              0.00%              0.00%
Neuberger Berman Mid-Cap Growth ..................            0.02%             0.07%              0.05%              0.00%
Neuberger Berman Mid-Cap Value ...................            0.00%             0.10%              0.00%              0.00%
T. Rowe Price Natural Resources ..................            0.00%             0.05%              0.00%              0.05%
AllianceBernstein Large-Cap Growth ...............            0.05%             0.10%                *                  *
MFS Growth .......................................            0.05%             0.10%              0.01%              0.01%
Marsico Capital Growth ...........................            0.03%             0.03%              0.00%              0.03%
Goldman Sachs Concentrated Growth ................            0.07%             0.05%                *                  *
DeAM Large-Cap Value .............................            0.10%             0.10%              0.00%              0.00%
Hotchkis & Wiley Large-Cap Value .................            0.05%             0.10%              0.00%              0.05%
AllianceBernstein Growth + Value .................            0.00%             0.05%                *                  *
AllianceBernstein Core Value .....................            0.00%             0.05%              0.00%              0.05%
Cohen & Steers Realty ............................            0.18%             0.23%              0.00%              0.00%
AllianceBernstein Managed Index 500 ..............            0.00%             0.05%              0.00%              0.05%
American Century Income & Growth .................            0.00%             0.05%              0.00%              0.05%
AllianceBernstein Growth and Income ..............            0.00%             0.05%              0.00%              0.05%
Global Allocation ................................            0.00%             0.05%              0.00%              0.05%
American Century Strategic Balanced ..............            0.06%             0.11%              0.00%              0.00%
T. Rowe Price Asset Allocation ...................            0.08%             0.13%              0.00%              0.05%
T Rowe Price Global Bond .........................            0.00%             0.05%              0.00%              0.05%
Goldman Sachs High Yield .........................            0.00%             0.05%                *                  *
Lord Abbett Bond-Debenture .......................            0.08%             0.13%                *                  *
PIMCO Total Return Bond ..........................            0.00%             0.05%              0.00%              0.00%
PIMCO Limited Maturity Bond ......................            0.05%             0.10%              0.00%              0.05%
Money Market .....................................            0.05%             0.05%              0.05%              0.05%

* Based on Expense Limitations as previously stated.

                                       C9

4. OTHER TRANSACTIONS WITH AFFILIATES

        The Trust, excluding Global Allocation Portfolio, has entered into an agreement with American Skandia Life Assurance Corporation ("ASLAC") pursuant to which it pays ASLAC a shareholder servicing fee at an annual rate of 0.10% of each Portfolio's average daily net assets. Certain officers and Trustees of the Trust are officers or directors of the Investment Manager. The Trust pays no compensation directly to its officers or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

        The Board of Trustees of the Portfolio's have approved the appointment of Prudential Investment Management, Inc. as the sub-adviser of the AST Money Market Portfolio. The appointment is subject to approval by the shareholders of that portfolio.

5. PORTFOLIO SECURITIES

        The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the period ended June 30, 2005 were as follows:

                                                                             Cost of           Proceeds
                                                                            Purchases         from Sales
                                                                          -------------      ------------
JPMorgan International Equity ...............................            $   68,230,989      $ 14,873,407
William Blair International Growth ..........................               631,897,630       561,439,304
LSV International Value .....................................                35,431,496        31,455,446
MFS Global Equity ...........................................                37,392,010        37,452,712
Small-Cap Growth ............................................               170,624,141       212,137,134
DeAM Small-Cap Growth .......................................               240,985,994       294,175,840
Federated Aggressive Growth .................................                97,401,402        67,840,555
Goldman Sachs Small-Cap Value ...............................                68,241,197       101,181,253
Small-Cap Value .............................................               262,884,986       250,433,553
DeAM Small-Cap Value ........................................               133,800,338       133,250,311
Goldman Sachs Mid-Cap Growth ................................               137,673,327        97,685,356
Neuberger Berman Mid-Cap Growth .............................               113,119,631       151,480,457
Neuberger Berman Mid-Cap Value ..............................               707,511,911       733,653,984
Alger All-Cap Growth ........................................               190,241,304       233,040,427
Gabelli All-Cap Value .......................................                14,601,084        32,732,476
T. Rowe Price Natural Resources .............................               127,792,245        92,992,748
AllianceBernstein Large-Cap Growth ..........................                85,395,412       128,252,942
MFS Growth ..................................................               438,407,469       479,377,595
Marsico Capital Growth ......................................             1,141,502,406       882,838,276
Goldman Sachs Concentrated Growth ...........................               149,202,075       278,483,313
DeAM Large-Cap Value ........................................               236,649,405       273,801,303
Hotchkis & Wiley Large-Cap Value ............................               146,542,715        91,815,681
AllianceBernstein Growth + Value ............................                10,727,488        12,635,339
AllianceBernstein Core Value ................................                64,865,307        33,509,050
Cohen & Steers Realty .......................................                53,207,871        72,053,733
AllianceBernstein Managed Index 500 .........................                64,733,913       101,098,116
American Century Income & Growth ............................               145,246,483       184,270,543
AllianceBernstein Growth & Income ...........................               965,876,549       730,135,316
Global Allocation ...........................................               143,221,370       159,901,016
American Century Strategic Balanced .........................               102,209,762       106,822,771
T. Rowe Price Asset Allocation ..............................                89,530,494       101,107,378
T. Rowe Price Global Bond ...................................               249,961,255       136,661,607
Goldman Sachs High Yield ....................................               160,295,359       291,451,333
Lord Abbett Bond-Debenture ..................................               171,591,546       104,525,014
PIMCO Total Return Bond .....................................               343,219,421        58,405,108
PIMCO Limited Maturity Bond .................................               240,291,372        37,894,155

                                       C10

The aggregate cost of purchases and proceeds from the sales of U.S. Government securities for the period ended June 30, 2005, were as follows:

Small-Cap Value .............................................                 1,629,213                --
American Century Strategic Balanced .........................               149,857,412       150,843,965
T. Rowe Price Asset Allocation ..............................                72,558,887        46,223,746
T. Rowe Price Global Bond ...................................               166,047,363        90,176,710
Lord Abbett Bond-Debenture ..................................                59,795,842        29,901,844
PIMCO Total Return Bond .....................................             2,401,371,735     2,164,655,020
PIMCO Limited Maturity Bond .................................             1,252,340,230       756,125,837

Written options transactions, during the period ended June 30, 2005, were as follows:

                                                                     PIMCO Total Return Bond              PIMCO Limited Maturity
                                                                ----------------------------------     ----------------------------
                                                                 Number of
                                                                 Contracts/
                                                                Swap Notional           Number of
                                                                Amount $(000)            Premium        Contracts          Premium
                                                                ------------           -----------      ----------        ----------
Balance at beginning of period ..................                  112,819             $ 4,233,189        101,400         $ 929,078
Written options ............................................         5,436               1,997,919          1,270           392,113
Written swap options ..................................             30,000                  35,992             --                --
Expired options ..........................................         (25,843)             (1,843,162)      (101,400)         (929,078)
Expired swap options ..................................            (49,000)             (1,427,128)            --                --
Closed options ............................................        (40,742)             (2,173,918)        (1,270)         (392,113)
                                                                ------------           ------------      ---------        ----------
Balance at end of period ............................               32,670             $   822,892             --         $      --
                                                                ============           ============      =========        ==========

At June 30, 2005, PIMCO Total Return Bond and PIMCO Limited Maturity had sufficient cash and/or securities at least equal to the value of written options.

                                       C11

6. TAX INFORMATION

        At December 31, 2004, the following Portfolios had, for federal income tax purposes, capital loss carryforwards available to offset future net realized capital gains:

                                                                        Expiration December 31,
                                    -----------------------------------------------------------------------------------------------
Portfolio                             Total(a)       2007          2008          2009          2010          2011          2012
---------                           ------------  -----------  ------------  ------------  ------------  ------------  ------------
JPMorgan International
    Equity ......................   $120,488,699  $        --  $         --  $ 33,661,765  $ 76,213,067  $ 10,613,867  $         --
WilliamBlair
    International Growth ........    290,071,424   32,777,655    31,207,105    49,141,273   132,003,291    44,942,100            --
LSV International Value .........    125,352,964           --     3,643,047   107,473,503    14,236,414            --            --
MFS Global Equity ...............      2,683,552           --            --            --            --     2,683,552            --
Small-Cap Growth ................    190,750,738           --            --   124,469,583    66,281,155            --            --
DeAM Small-Cap Growth ...........    260,044,582           --            --   176,759,403    83,285,179            --            --
Goldman Sachs
    Mid-Cap Growth ..............     68,597,283           --            --    42,654,750    25,942,533            --            --
Neuberger Berman
    Mid-Cap Growth ..............    373,728,413           --            --   250,206,155   122,095,636     1,426,622            --
Alger All-Cap Growth ............    392,409,864           --    12,145,781   208,714,661   171,549,422            --            --
Gabelli All-Cap Value ...........     23,634,292           --            --            --    18,685,440     4,948,852            --
AllianceBernstein
    Large-Cap Growth ............    263,976,123           --            --   134,760,953    95,931,726    31,458,198     1,825,246
MFS Growth ......................    426,177,505           --            --   227,753,394   198,424,111            --            --
Marsico Capital Growth ..........    286,152,317           --            --   151,632,671   134,519,646            --            --
Goldman Sachs
    Concentrated Growth .........    911,061,881           --   113,078,776   465,068,305   179,588,458   153,326,342            --
DeAM Large-Cap Value ............      1,328,484           --            --            --            --     1,328,484            --
Hotchkis & Wiley
    Large-Cap Value .............     54,378,701           --            --            --    54,378,701            --            --
AllianceBernstein
    Growth + Value ..............      3,705,536           --            --            --     2,514,238     1,191,298            --
AllianceBernstein
    Managed Index 500 ...........    154,475,129           --            --    54,895,895    69,268,601    30,310,633            --
American Century
    Income & Growth .............     84,973,518           --     6,181,763    27,940,814    34,446,133    16,404,808            --
AllianceBernstein Growth
    and Income ..................    263,266,046           --            --            --   201,742,522    61,523,524            --
Global Allocation ...............     90,862,127           --     2,111,164    35,338,513    48,177,607     5,234,843            --
American Century
    Strategic Balanced ..........      6,643,762           --            --            --     4,057,905     2,585,857            --
Goldman Sachs
    High Yield ..................    202,014,666           --    15,283,720    61,793,618    87,452,429    37,484,899            --
Money Market ....................         26,493           --            --            --            --            --        26,493

(a) It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration date.

                                       C12

The following Portfolios expect to elect to treat post-October losses incurred in the period November 1, 2004 through December 31, 2004 as having occurred on January 1, 2005.

                                                                                       Post October Losses
                                                                                   --------------------------
Portfolio                                                                           Currency         Capital
---------                                                                          -----------      ---------
Federated Aggressive Growth ................................                       $   30,048      $       --
Gabelli All-Cap Value ......................................                              602              --
T. Rowe Price Natural Resources ............................                            5,238              --
AllianceBernstein Large-Cap Growth .........................                               --         253,026
Cohen & Steers Realty ......................................                              948              --
Goldman Sachs High Yield ...................................                        4,530,584              --
PIMCO Total Return Bond ....................................                               --       3,484,365
PIMCO Limited Maturity Bond ................................                               --       2,218,503
Money Market ...............................................                               --          13,335

At June 30, 2005, the cost and unrealized appreciation or depreciation in value of the investments for federal income tax purposes, were as follows:

                                                                            Gross               Gross            Net Unrealized
                                                                          Unrealized          Unrealized           Appreciation
Portfolio                                                Tax Basis       Appreciation       (Depreciation)        (Depreciation)
---------                                             ---------------   ---------------    ----------------     -----------------
JPMorgan International Equity .....................   $   344,046,123   $    48,748,696      $   (9,731,446)      $    39,017,250
William Blair International Growth ................     1,211,249,365       186,122,501         (14,995,350)          171,127,151
LSV International Value ...........................       182,523,872        11,242,265          (6,061,798)            5,180,467
MFS Global Equity .................................       140,450,965        20,522,584          (2,934,188)           17,588,396
Small-Cap Growth ..................................       174,549,138        13,537,299          (2,135,795)           11,401,504
DeAM Small-Cap Growth .............................       268,237,021        28,280,785         (10,917,092)           17,363,693
Federated Aggressive Growth .......................       366,651,026        86,070,182         (24,818,628)           61,251,554
Goldman Sachs Small-Cap Value .....................       255,103,445        54,038,704         (11,460,788)           42,577,916
Small-Cap Value ...................................       971,917,441        87,570,333         (45,957,064)           41,613,269
DeAM Small-Cap Value ..............................       104,864,247         6,359,080          (2,457,578)            3,901,502
Goldman Sachs Mid-Cap Growth ......................       347,842,935        35,897,062         (11,396,040)           24,501,022
Neuberger Berman Mid-Cap Growth ...................       306,423,119       102,312,233          (2,846,661)           99,465,572
Neuberger Berman Mid-Cap Value ....................     1,541,609,003       147,431,936         (15,276,308)          132,155,628
Alger All-Cap Growth ..............................       301,472,557        34,053,871          (4,990,077)           29,063,794
Gabelli All-Cap Value .............................       160,330,441        40,730,543          (4,702,093)           36,028,450
T. Rowe Price Natural Resources ...................       285,752,090        55,968,093          (4,437,620)           51,530,473
AllianceBernstein Large-Cap Growth ................       207,182,466        25,457,191          (3,314,344)           22,142,847
MFS Growth ........................................       567,836,911        14,875,356          (8,847,850)            6,027,506
Marsico Capital Growth ............................     2,572,209,415       587,186,330         (22,473,099)          564,713,231
Goldman Sachs Concentrated Growth .................       788,494,462       113,193,727         (52,298,660)           60,895,067
DeAM Large-Cap Value ..............................       150,070,626         9,280,222          (2,771,386)            6,508,836
Hotchkis & Wiley Large-Cap Value ..................       801,665,575        78,169,563         (15,451,745)           62,717,818
AllianceBernstein Growth + Value ..................        81,657,721        11,952,859          (1,859,727)           10,093,132
AllianceBernstein Core Value ......................       301,564,630        50,661,573          (5,384,036)           45,277,537
Cohen & Steers Realty .............................       335,093,958       106,649,515            (403,241)          106,246,274
AllianceBernstein Managed Index 500 ...............       510,904,432        79,920,974         (31,120,394)           48,800,580
American Century Income & Growth ..................       528,760,727        25,390,872         (15,474,533)            9,916,339
AllianceBernstein Growth and Income ...............     2,340,504,339       231,330,451         (60,866,938)          170,463,513
Global Allocation .................................       207,271,417         4,459,269          (2,645,726)            1,813,543
American Century Strategic Balanced ...............       236,595,104        12,889,419          (2,956,959)            9,932,460
T. Rowe Price Asset Allocation ....................       482,492,006        47,435,518         (10,169,746)           37,265,772
T. Rowe Price Global Bond .........................       418,168,667        15,166,470          (5,408,047)            9,758,423
Goldman Sachs High Yield ..........................       647,180,023        21,242,794         (17,171,728)            4,071,066
Lord Abbett Bond-Debenture ........................       692,810,628        14,811,785         (11,799,497)            3,012,288
PIMCO Total Return Bond ...........................     1,911,197,389        28,430,928         (19,982,399)            8,448,529
PIMCO Limited Maturity Bond .......................     1,514,481,433         5,899,571          (3,926,799)            1,972,772
Money Market ......................................     1,674,298,838                --                  --                    --

                                       C13

7. LINE OF CREDIT

        The Portfolios and other affiliated funds participated in a $500 million unsecured, committed line of credit, provided by PNC Bank and The Bank of New York, under a line of credit agreement. Borrowings may be made for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Any borrowings must be repaid within 30 days of their receipt. Interest is charged to each Portfolio, based on its borrowings, at a premium above the Federal Funds Rate. In addition, a commitment fee, equal to an annual rate of 0.075% of the average daily unused portion of the line of credit, is allocated among the participants at the end of each quarter. The expiration date of the line of credit is October 28, 2005.

                                                                  Average                        Number of
                                                                  Advances         Average      Days Advances     Outstanding
                                                                 Outstanding       Interest      Outstanding      Borrowings at
Portfolio                                                      During the Period     Rate      During the Period  June 30, 2005
-------                                                        -----------------   --------    -----------------  -------------
William Blair International Growth ...................           $ 3,214,286         3.25%              7                  --
LSV International Value ..............................             3,313,043         3.30%             23                  --
Small-Cap Growth .....................................             1,000,000         2.94%             30                  --
Federated Aggressive Growth ..........................             6,111,111         2.77%              9                  --
Small-Cap Value ......................................             7,042,857         2.78%              7                  --
Goldman Sachs Mid-Cap Growth .........................             7,333,333         2.68%              3                  --
Neuberger Berman Mid-Cap Growth ......................             3,008,624         3.21%             58                  --
Neuberger Berman Mid-Cap Value .......................             1,200,000         3.24%              1                  --
Alger All-Cap Growth .................................             2,427,500         3.09%             12                  --
Gabelli All-Cap Value ................................             1,497,183         3.20%             71          $  100,000
T. Rowe Price Natural Resources ......................             3,200,000         3.36%              6                  --
AllianceBernstein Large-Cap Growth ...................             1,336,364         3.11%             66           1,300,000
MFS Growth ...........................................            18,000,000         2.69%              4                  --
Marsico Capital Growth ...............................             2,950,000         2.77%              2                  --
Goldman Sachs Concentrated Growth ....................             1,687,500         3.13%              8                  --
AllianceBernstein Growth + Value .....................               750,000         3.25%              8                  --
AllianceBernstein Core Value .........................             1,085,714         3.36%              7                  --
Cohen & Steers Realty ................................             2,530,303         3.15%             33                  --
AllianceBernstein Managed Index 500 ..................             1,870,588         3.29%             17                  --
American Century Income & Growth .....................             1,120,000         3.09%              5                  --
AllianceBernstein Growth and Income ..................             2,500,000         2.75%              2                  --
Global Allocation ....................................               405,714         3.49%              7                  --
Goldman Sachs High Yield .............................            22,870,588         3.20%             34                  --
Lord Abbett Bond-Debenture ...........................            34,000,000         2.69%              4                  --

8. CAPITAL STOCK

        The Declaration of Trust permits the Trust's Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

                                       C14

9. REORGANIZATION

        On November 19, 2003, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the "Plan") which provides for the transfer of all the assets of the following portfolios for shares of the acquiring portfolios and the assumption of the liabilities of the portfolios.

        Shareholders approved the Plan at a meeting on April 27, 2004 and the reorganization took place on May 1, 2004.

        The acquisition was accomplished by a tax-free exchange of the following shares:

Merged Funds                                                                              Shares
------------                                                                            -----------
AST American Century International Growth ................................               30,735,036
AST DEAM Large-Cap Growth ................................................                4,193,423
AST MFS Growth with Income ...............................................               13,118,199
AST DEAM Bond ............................................................               11,602,687

Acquiring Funds                                                                                                   Value
---------------                                                                                               ------------
AST William Blair International Growth ...................................               35,850,785           $371,141,306
AST Goldman Sachs Concentrated Growth ....................................                2,089,499             42,536,344
AST American Century Income & Growth .....................................                9,098,089            108,397,180
AST PIMCO Total Return Bond ..............................................                9,825,426            112,868,287

The aggregate net assets and unrealized appreciation of the Merged and Acquiring Funds immediately before the acquisitions and the future utilization of the acquired capital loss carryforwards from the merged funds were as follows:

                                                                           Total               Unrealized              Capital
                                                                            Net              Appreciation/               Loss
Merged Funds                                                              Assets             (Depreciation)          Carryforwards*
------------                                                           --------------       -----------------       ----------------
AST American Century
    International Growth .........................................      $ 371,141,306          $38,629,432             $273,879,330
AST DEAM Large-Cap Growth ........................................         42,536,344              748,131                       --
AST MFS Growth with Income .......................................        108,397,180            4,953,701               28,897,863
AST DEAM Bond ....................................................        112,868,287             (833,488)                      --

Acquiring Funds
---------------
AST William Blair
    International Growth .........................................        747,572,780
AST Goldman Sachs Concentrated Growth ............................      1,029,307,448
AST American Century Income & Growth .............................        308,408,872
AST PIMCO Total Return Bond ......................................      2,097,077,107

        * The future utilization of the acquired capital loss carry forwards may be limited under certain conditions defined in the Internal Revenue Code of 1986, as amended.

10. OWNERSHIP

        As of June 30, 2005, more than 99% of each Portfolio was owned of record by American Skandia Life Assurance Corporation ("ASLAC") on behalf of the owners of the variable insurance products issued by ASLAC.

                                       C15

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                              AST JPMORGAN INTERNATIONAL EQUITY
                                               ----------------------------------------------------------------------------------
                                               SIX MONTHS                                YEAR ENDED
                                                  ENDED                                 DECEMBER 31,
                                                 JUNE 30,     -------------------------------------------------------------------
                                                  2005           2004           2003          2002          2001         2000
                                                 ------         ------         ------        ------        ------       -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period .......     $18.31         $15.81         $12.22        $15.07        $22.03       $ 34.23
                                                 ------         ------         ------        ------        ------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment income ......................       0.18           0.22           0.14          0.10          0.08          0.22
Net realized and unrealized gain (loss)
   on investments ..........................      (0.60)          2.46           3.56         (2.87)        (4.75)        (8.09)
                                                 ------         ------         ------        ------        ------       -------
   Total from investment operations ........      (0.42)          2.68           3.70         (2.77)        (4.67)        (7.87)
                                                 ------         ------         ------        ------        ------       -------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .......      (0.20)         (0.18)         (0.11)        (0.08)        (0.03)        (0.07)
Dividends from net realized gains ..........         --             --             --            --         (2.26)        (4.26)
                                                 ------         ------         ------        ------        ------        ------
   Total dividends and distributions .......      (0.20)         (0.18)         (0.11)        (0.08)        (2.29)        (4.33)
                                                 ------         ------         ------        ------        ------        ------
   Net Asset Value, end of period ..........     $17.69         $18.31         $15.81        $12.22        $15.07       $ 22.03
                                                 ======         ======         ======        ======        ======       =======
TOTAL INVESTMENT RETURN(a) .................      (2.30)%(d)     17.11%         30.60%       (18.42)%      (22.75)%      (26.53)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ....     $393.4         $379.6         $339.0        $316.2        $444.3       $ 637.1
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement ............       1.10%(c)       1.13%(b)       1.14%(b)      1.21%(b)      1.09%(b)      1.16%(b)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement ............       1.10%(c)       1.13%(b)       1.14%(b)      1.21%(b)      1.14%(b)      1.16%(b)
   Net investment income ...................       2.21%(c)       1.34%          1.02%         0.84%         0.45%         0.63%
Portfolio turnover rate ....................          4%(d)         91%            50%           50%          162%           86%

(a) These total returns do not consider the effect of sales load or insurance contract charges.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c) Annualized.

(d) Not annualized.

                                                                      AST WILLIAM BLAIR INTERNATIONAL GROWTH
                                              -----------------------------------------------------------------------------------
                                              SIX MONTHS                                YEAR ENDED
                                                ENDED                                  DECEMBER 31,
                                               JUNE 30,       -------------------------------------------------------------------
                                                 2005            2004         2003          2002           2001          2000
                                               --------        --------      ------        ------         ------       --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period .......   $  12.01        $  10.44      $ 7.46        $10.39         $18.72       $  25.10
                                               --------        --------      ------        ------         ------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment income (loss) ...............       0.08            0.06       (0.06)         0.11           0.12          (0.04)
Net realized and unrealized gain (loss)
   on investments ..........................      (0.18)           1.62        3.04         (2.71)         (3.73)         (6.03)
                                               --------        --------      ------        ------         ------       --------
   Total from investment operations ........      (0.10)           1.68        2.98         (2.60)         (3.61)         (6.07)
                                               --------        --------      ------        ------         ------       --------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .......      (0.13)          (0.11)         --         (0.33)         (0.82)         (0.13)
Dividends from net realized gains ..........         --              --          --            --          (3.90)         (0.18)
                                               --------        --------      ------        ------         ------       --------
   Total dividends and distributions .......      (0.13)          (0.11)         --         (0.33)         (4.72)         (0.31)
                                               --------        --------      ------        ------         ------       --------
   Net Asset Value, end of period ..........   $  11.78        $  12.01      $10.44        $ 7.46         $10.39       $  18.72
                                               ========        ========      ======        ======         ======       ========
TOTAL INVESTMENT RETURN(a) .................      (0.86)%(d)      16.15%      39.95%       (25.67)%       (23.55)%       (24.62)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ....   $1,440.8        $1,342.9      $641.5        $318.8         $587.4       $1,094.0
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement ............       1.08%(c)        1.15%(b)    1.24%(b)      1.32%(b)       1.24%(b)       1.18%(b)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement ............       1.20%(c)        1.26%(b)    1.34%(b)      1.32%(b)       1.24%(b)       1.19%(b)
   Net investment income ...................       1.25%(c)        0.31%       0.46%         0.41%          0.64%         (0.02)%
Portfolio turnover rate ....................         43%(d)          94%         88%           94%            74%            75%

(a) These total returns do not consider the effect of sales load or insurance contract charges.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c) Annualized.

(d) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D1

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                             AST LSV INTERNATIONAL VALUE
                                              -----------------------------------------------------------------------------------
                                               SIX MONTHS                               YEAR ENDED
                                                 ENDED                                  DECEMBER 31,
                                                JUNE 30,      -------------------------------------------------------------------
                                                  2005           2004           2003          2002          2001          2000
                                                 -------        ------         ------        ------        ------        ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period .......     $13.31         $11.15         $ 8.38        $10.10        $14.91        $24.63
                                                 ------         ------         ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment income (loss) ...............       0.19           0.13           0.11          0.06         (0.01)        (0.07)
Net realized and unrealized gain (loss)
   on investments ..........................      (0.18)          2.19           2.71         (1.78)        (4.80)        (5.10)
                                                 ------         ------         ------        ------        ------        ------
   Total from investment operations ........       0.01           2.32           2.82         (1.72)        (4.81)        (5.17)
                                                 ------         ------         ------        ------        ------        ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .......      (0.18)         (0.16)         (0.05)           --            --            --
Dividends from net realized gains ..........         --             --             --            --            --         (4.55)
                                                 ------         ------         ------        ------        ------        ------
   Total dividends and distributions .......      (0.18)         (0.16)         (0.05)           --            --         (4.55)
                                                 ------         ------         ------        ------        ------        ------
   Net Asset Value, end of period ..........     $13.14         $13.31         $11.15        $ 8.38        $10.10        $14.91
                                                 ======         ======         ======        ======        ======        ======
TOTAL INVESTMENT RETURN(a) .................      (0.03)%(d)     21.04%         33.91%       (17.03)%      (32.21)%      (30.28)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ....     $191.2         $193.7         $172.1        $129.0        $155.0        $276.0
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement ............       1.18%(c)       1.22%(b)       1.12%(b)      1.34%(b)      1.66%(b)      1.34%(b)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement ............       1.33%(c)       1.37%(b)       1.27%(b)      1.44%(b)      1.60%(b)      1.38%(b)
   Net investment income ...................       3.01%(c)       1.08%          1.22%         0.59%        (0.07)%       (0.44)%
Portfolio turnover rate ....................         16%(d)        242%           138%          354%          712%          514%

(a) These total returns do not consider the effect of sales load or insurance contract charges.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c) Annualized.

(d) Not annualized.

                                                                                  AST MFS GLOBAL EQUITY
                                              -----------------------------------------------------------------------------------
                                               SIX MONTHS                               YEAR ENDED
                                                 ENDED                                  DECEMBER 31,
                                                JUNE 30,      -------------------------------------------------------------------
                                                  2005           2004           2003          2002          2001          2000
                                                 -------        ------         ------        ------        ------        ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period .......     $12.11         $10.25         $ 8.08        $ 9.21        $10.23        $11.03
                                                 ------         ------         ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment income (loss) ...............       0.06           0.04           0.02          0.02            --          0.01
Net realized and unrealized gain (loss)
   on investments ..........................      (0.39)          1.84           2.17         (1.15)        (1.02)        (0.79)
                                                 ------         ------         ------        ------        ------        ------
   Total from investment operations ........      (0.33)          1.88           2.19         (1.13)        (1.02)        (0.78)
                                                 ------         ------         ------        ------        ------        ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .......      (0.03)         (0.02)         (0.02)           --            --         (0.01)
Dividends from net realized gains ..........         --             --             --            --            --         (0.01)
                                                 ------         ------         ------        ------        ------        ------
   Total dividends and distributions .......      (0.03)         (0.02)         (0.02)           --            --         (0.02)
                                                 ------         ------         ------        ------        ------        ------
   Net Asset Value, end of period ..........     $11.75         $12.11         $10.25        $ 8.08        $ 9.21        $10.23
                                                 ======         ======         ======        ======        ======        ======
TOTAL INVESTMENT RETURN(a) .................      (2.70)%(d)     18.39%         27.14%       (12.26)%       (9.97)%       (7.19)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ....     $159.8         $166.3         $102.9        $ 60.2        $ 55.9        $ 29.5
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement ............       1.30%(c)       1.35%(b)       1.40%(b)      1.41%(b)      1.50%(b)      1.56%(b)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement ............       1.30%(c)       1.35%(b)       1.40%(b)      1.41%(b)      1.40%(b)      1.87%(b)
   Net investment income ...................       1.07%(c)       0.41%          0.32%         0.25%         0.02%         0.08%
Portfolio turnover rate ....................         24%(d)         48%            54%           74%           89%          100%

(a) These total returns do not consider the effect of sales load or insurance contract charges.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c) Annualized.

(d) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D2

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                               AST SMALL-CAP GROWTH
                                              -----------------------------------------------------------------------------------
                                               SIX MONTHS                               YEAR ENDED
                                                 ENDED                                  DECEMBER 31,
                                                JUNE 30,      -------------------------------------------------------------------
                                                  2005           2004           2003          2002          2001          2000
                                                 -------        ------         ------        ------        ------        ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period .......     $14.07         $15.12         $10.41        $15.87        $20.30        $42.61
                                                 ------         ------         ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment loss ........................      (0.06)         (0.14)         (0.09)        (0.13)        (0.07)        (0.22)
Net realized and unrealized gain (loss)
   on investments ..........................      (0.40)         (0.91)          4.80         (5.33)        (1.27)       (18.08)
                                                 ------         ------         ------        ------        ------        ------
   Total from investment operations ........      (0.46)         (1.05)          4.71         (5.46)        (1.34)       (18.30)
                                                 ------         ------         ------        ------        ------        ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .......         --             --             --            --            --            --
Dividends from net realized gains ..........         --             --             --            --         (3.09)        (4.01)
                                                 ------         ------         ------        ------        ------        ------
   Total dividends and distributions .......         --             --             --            --         (3.09)        (4.01)
                                                 ------         ------         ------        ------        ------        ------
   Net Asset Value, end of period ..........     $13.61         $14.07         $15.12        $10.41        $15.87        $20.30
                                                 ======         ======         ======        ======        ======        ======
TOTAL INVESTMENT RETURN(a) .................      (3.27)%(d)     (6.94)%        45.24%       (34.41)%       (6.47)%      (48.16)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ....     $193.6         $226.1         $338.2        $254.0        $494.9        $592.0
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement ............       1.17%(c)       1.16%(b)       1.20%(b)      1.23%(b)      1.16%(b)      1.07%(b)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement ............       1.17%(c)       1.16%(b)       1.20%(b)      1.23%(b)      1.16%(b)      1.07%(b)
   Net investment income ...................      (0.83)%(c)     (0.87)%        (0.65)%       (0.74)%       (0.51)%       (0.54)%
Portfolio turnover rate ....................         87%(d)        237%           107%          123%          136%           85%

(a) These total returns do not consider the effect of sales load or insurance contract charges.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c) Annualized.

(d) Not annualized.

                                                                                 AST DeAM SMALL-CAP GROWTH
                                              -----------------------------------------------------------------------------------
                                               SIX MONTHS                               YEAR ENDED
                                                 ENDED                                  DECEMBER 31,
                                                JUNE 30,      -------------------------------------------------------------------
                                                  2005           2004           2003          2002          2001          2000
                                                 -------        ------         ------        ------        ------        ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period .......     $ 8.35         $ 7.63         $ 5.17        $ 7.03        $11.72        $15.59
                                                 ------         ------         ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment loss ........................      (0.03)         (0.06)         (0.01)        (0.01)        (0.05)        (0.08)
Net realized and unrealized gain (loss)
   on investments ..........................      (0.41)          0.78           2.47         (1.85)        (2.95)        (2.90)
                                                 ------         ------         ------        ------        ------        ------
   Total from investment operations ........      (0.44)          0.72           2.46         (1.86)        (3.00)        (2.98)
                                                 ------         ------         ------        ------        ------        ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .......         --             --             --            --            --            --
Dividends from net realized gains ..........         --             --             --            --         (1.69)        (0.89)
                                                 ------         ------         ------        ------        ------        ------
   Total dividends and distributions .......         --             --             --            --         (1.69)        (0.89)
                                                 ------         ------         ------        ------        ------        ------
   Net Asset Value, end of period ..........     $ 7.91         $ 8.35         $ 7.63        $ 5.17        $ 7.03        $11.72
                                                 ======         ======         ======        ======        ======        ======
TOTAL INVESTMENT RETURN(a) .................      (5.27)%(d)      9.44%         47.58%       (26.46)%      (28.43)%      (20.95)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ....     $273.2         $340.8         $403.4        $293.3        $537.3        $791.8
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement ............       1.03%(c)       1.02%(b)       1.02%(b)      1.00%(b)      1.16%(b)      1.11%(b)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement ............       1.18%(c)       1.17%(b)       1.17%(b)      1.15%(b)      1.17%(b)      1.13%(b)
   Net investment income ...................      (0.64)%(c)     (0.66)%        (0.19)%       (0.12)%       (0.64)%       (0.67)%
Portfolio turnover rate ....................         82%(d)        145%           185%          132%          196%          136%

(a) These total returns do not consider the effect of sales load or insurance contract charges.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c) Annualized.

(d) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D3

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                           AST FEDERATED AGGRESSIVE GROWTH
                                             ---------------------------------------------------------------------------------------
                                             SIX MONTHS                         YEAR ENDED                       OCTOBER 23, 2000(f)
                                               ENDED                            DECEMBER 31,                          THROUGH
                                              JUNE 30,        -------------------------------------------------     DECEMBER 31,
                                                2005            2004         2003         2002         2001            2000
                                              --------        --------      -------     -------       -------    -------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period ......   $10.41         $ 8.61         $ 5.09      $  7.22       $  9.10         $10.00
                                              ------         ------         ------      -------       -------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment income (loss) ..............    (0.03)         (0.07)         (0.05)       (0.04)        (0.03)          0.01
Net realized and unrealized gain (loss)
   on investments .........................     0.01           2.03           3.57        (2.05)        (1.85)         (0.91)
                                              ------         ------         ------      -------       -------         ------
   Total from investment operations .......    (0.02)          1.96           3.52        (2.09)        (1.88)         (0.90)
                                              ------         ------         ------      -------       -------         ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income ......       --             --             --           --            --(e)          --
Dividends from net realized gains .........    (0.81)         (0.16)            --        (0.04)           --             --
                                              ------         ------         ------      -------       -------         ------
   Total dividends and distributions ......    (0.81)         (0.16)            --        (0.04)           --(e)          --
                                              ------         ------         ------      -------       -------         ------
   Net Asset Value, end of period .........   $ 9.58         $10.41         $ 8.61      $  5.09       $  7.22         $ 9.10
                                              ======         ======         ======      =======       =======         ======
TOTAL INVESTMENT RETURN(a) ................     0.23%(d)      23.07%         69.16%      (29.19)%      (20.61)%        (9.00)%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ...   $416.5         $347.7         $187.6      $  39.1       $  49.5         $  1.9
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement ...........     1.16%(c)       1.19%(b)       1.22%(b)     1.35%(b)      1.35%(b)       1.35%(b)(c)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement ...........     1.16%(c)       1.19%(b)       1.22%(b)     1.38%(b)      1.78%(b)       7.22%(b)(c)
   Net investment income ..................    (0.86)%(c)     (0.88)%        (0.99)%      (1.02)%       (0.84)%         2.67%(c)
Portfolio turnover rate ...................       19%(d)         81%            96%         250%          244%            49%(d)

(a) These total returns do not consider the effect of sales load or insurance contract charges.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c) Annualized.

(d) Not annualized.

(e) Less than $0.005 per share.

(f) Commencement of operations.

                                                                             AST GOLDMAN SACHS SMALL-CAP VALUE
                                              -----------------------------------------------------------------------------------
                                               SIX MONTHS                               YEAR ENDED
                                                 ENDED                                  DECEMBER 31,
                                                JUNE 30,      -------------------------------------------------------------------
                                                  2005           2004           2003          2002          2001          2000
                                                 -------        ------         ------        ------        ------        ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period .......     $21.45         $18.12         $12.96        $15.55        $14.55        $10.87
                                                 ------         ------         ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment income ......................       0.03            0.11          0.08          0.11          0.08          0.01
Net realized and unrealized gain (loss)
   on investments ..........................      (0.30)           3.50          5.19         (1.21)         1.34          3.67
                                                 ------         ------         ------        ------        ------        ------
   Total from investment operations ........      (0.27)           3.61          5.27         (1.10)         1.42          3.68
                                                 ------         ------         ------        ------        ------        ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .......      (0.07)         (0.04)         (0.11)        (0.06)           --            --
Dividends from net realized gains ..........      (3.58)         (0.24)            --         (1.43)        (0.42)           --
                                                 ------         ------         ------        ------        ------        ------
   Total dividends and distributions .......      (3.65)         (0.28)         (0.11)        (1.49)        (0.42)           --
                                                 ------         ------         ------        ------        ------        ------
   Net Asset Value, end of period ..........     $17.53         $21.45         $18.12        $12.96        $15.55        $14.55
                                                 ======         ======         ======        ======        ======        ======
TOTAL INVESTMENT RETURN(a) .................      (0.69)%(d)     20.18%         41.08%        (7.93)%        9.91%        33.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ....     $279.2         $323.1         $343.4        $315.1        $432.5        $227.8
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement ............       1.19%(c)       1.22%(b)       1.26%(b)      1.27%(b)      1.18%(b)      1.15%(b)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement ............       1.19%(c)       1.22%(b)       1.26%(b)      1.27%(b)      1.18%(b)      1.15%(b)
   Net investment income ...................       0.32%(c)       0.48%          0.40%         0.62%         0.69%        (0.13)%
Portfolio turnover rate ......................       24%(d)         61%            67%          129%          159%           67%

(a) These total returns do not consider the effect of sales load or insurance contract charges.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c) Annualized.

(d) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D4

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                                AST SMALL-CAP VALUE
                                              -----------------------------------------------------------------------------------
                                               SIX MONTHS                               YEAR ENDED
                                                 ENDED                                  DECEMBER 31,
                                                JUNE 30,      -------------------------------------------------------------------
                                                  2005           2004           2003          2002          2001          2000
                                                 -------        ------         ------        ------        ------        ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period .......     $18.28         $15.70         $11.59        $13.07        $13.02        $11.39
                                                 ------         ------         -----         ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment income ......................       0.06           0.02           0.01          0.03          0.04          0.10
Net realized and unrealized gain (loss)
   on investments ..........................       0.09           2.56           4.13         (1.23)         0.84          2.23
                                                 ------         ------         ------        ------        ------        ------
   Total from investment operations ........       0.15           2.58           4.14         (1.20)         0.88          2.33
                                                 ------         ------         ------        ------        ------        ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .......      (0.01)            --(e)       (0.03)        (0.06)        (0.07)        (0.07)
Dividends from net realized gains ..........      (4.03)            --             --         (0.22)        (0.76)        (0.63)
                                                 ------         ------         ------        ------        ------        ------
   Total dividends and distributions .......      (4.04)            --(e)       (0.03)        (0.28)        (0.83)        (0.70)
                                                 ------         ------         ------        ------        ------        ------
   Net Asset Value, end of period ..........     $14.39         $18.28         $15.70        $11.59        $13.07        $13.02
                                                 ======         ======         ======        ======        ======        ======
TOTAL INVESTMENT RETURN(a) .................       2.03%(d)      16.44%         35.78%        (9.38)%        6.98%        21.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ....     $976.2         $922.1         $774.4        $501.1        $538.5        $333.6
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement ............       1.07%(c)       1.08%(b)       1.10%(b)      1.10%(b)      1.08%(b)      1.12%(b)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement ............       1.07%(c)       1.08%(b)       1.10%(b)      1.10%(b)      1.08%(b)      1.12%(b)
   Net investment income ...................       0.66%(c)       0.15%          0.04%         0.20%         0.54%         0.87%
Portfolio turnover rate ........................     27%(d)        124%            26%           24%           59%           88%

(a) These total returns do not consider the effect of sales load or insurance contract charges.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c) Annualized.

(d) Not annualized.

(e) Les than $0.005 per share.

                                                                          AST DeAM SMALL-CAP VALUE
                                              -----------------------------------------------------------------------------------
                                               SIX MONTHS                        YEAR ENDED                       MAY 1, 2002(e)
                                                 ENDED                           DECEMBER 31,                        THROUGH
                                                JUNE 30,                ------------------------------             DECEMBER 31,
                                                  2005                    2004                  2003                   2002
                                                 -------                 ------                ------                 ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period .......     $12.85                  $11.10                $ 7.75                 $10.00
                                                 ------                  ------                ------                 ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment income .......................      0.02                    0.03                  0.03                   0.02
Net realized and unrealized gain (loss)
   on investments ..........................       0.10                    2.31                  3.33                  (2.27)
                                                 ------                  ------                ------                 ------
   Total from investment operations ........       0.12                    2.34                  3.36                  (2.25)
                                                 ------                  ------                ------                 ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .......      (0.02)                  (0.02)                (0.01)                    --
Dividends from net realized gains ..........      (1.00)                  (0.57)                   --                     --
                                                 ------                  ------                ------                 ------
   Total dividends and distributions .......      (1.02)                  (0.59)                (0.01)                    --
                                                 ------                  ------                ------                 ------
   Net Asset Value, end of period ..........     $11.95                  $12.85                $11.10                 $ 7.75
                                                 ======                  ======                ======                 ======
TOTAL INVESTMENT RETURN(a) .................       1.19%(d)               22.11%                43.46%                (22.50)%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ....     $108.4                  $111.8                $ 52.0                 $ 13.4
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement ............       1.07%(c)                1.13%(b)              1.15%(b)               1.15%(b)(c)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement ............       1.22%(c)                1.28%(b)              1.36%(b)               1.48%(b)(c)
   Net investment income ...................       0.35%(c)                0.47%                 0.62%                  0.43%(c)
Portfolio turnover rate ....................        128%(d)                 215%                  193%                   122%(d)

(a) These total returns do not consider the effect of sales load or insurance contract charges.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c) Annualized.

(d) Not annualized.

(e) Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D5

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                        AST GOLDMAN SACHS MID-CAP GROWTH
                                             -----------------------------------------------------------------------------------
                                             SIX MONTHS                         YEAR ENDED                         MAY 1, 2002(f)
                                               ENDED                            DECEMBER 31,                          THROUGH
                                              JUNE 30,        -------------------------------------------------     DECEMBER 31,
                                                2005            2004         2003        2002          2001            2000
                                              --------        --------      -------     -------       -------      -------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period .......  $ 4.41          $ 3.79        $ 2.88      $  3.97       $ 6.64        $ 10.00
                                              ------          ------        ------      -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment income (loss) ...............   (0.01)          (0.02)        (0.01)       (0.02)        (0.03)          0.01
Net realized and unrealized gain (loss)
   on investments ........                     (0.07)           0.64          0.92        (1.07)        (2.64)         (3.37)
                                              ------          ------        ------      -------       -------        -------
   Total from investment operations ........   (0.08)           0.62          0.91        (1.09)        (2.67)         (3.36)
                                              ------          ------        ------      -------       -------        -------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .......      --              --            --           --            --(e)          --
Dividends from net realized gains ..........      --              --            --           --            --             --
                                              ------          ------        ------      -------       -------        -------
   Total dividends and distributions .......      --              --            --           --            --(e)          --
                                              ------          ------        ------      -------       -------        -------
   Net Asset Value, end of period ..........  $ 4.33          $ 4.41        $ 3.79      $  2.88       $  3.97        $  6.64
                                              ======          ======        ======      =======       =======        =======
TOTAL INVESTMENT RETURN(a) .................   (1.81)%(d)      16.36%        31.60%      (27.46)%      (40.17)%       (33.60)%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ....  $328.3          $276.7        $160.5        $61.4         $71.0         $ 65.1
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement ............    1.09%(c)        1.20%(b)      1.31%(b)     1.31%(b)      1.34%(b)       1.28%(b)(c)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement ............    1.22%(c)        1.32%(b)      1.41%(b)     1.33%(b)      1.34%(b)       1.28%(b)(c)
   Net investment income ...................   (0.59)%(c)      (0.48)%       (0.54)%      (0.65)%       (0.63)%         0.18%(c)
Portfolio turnover rate ....................      33%(d)          54%           59%         162%          203%            55%(d)

(a) These total returns do not consider the effect of sales load or insurance contract charges.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c) Annualized.

(d) Not annualized.

(e) Less than $0.005 per share.

(f) Commencement of operations.

                                                                           AST NEUBERGER BERMAN MID-CAP GROWTH
                                              -----------------------------------------------------------------------------------
                                               SIX MONTHS                               YEAR ENDED
                                                 ENDED                                  DECEMBER 31,
                                                JUNE 30,      -------------------------------------------------------------------
                                                  2005           2004           2003          2002          2001          2000
                                                 -------        ------         ------        ------        ------        ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period .......     $14.23         $12.26         $ 9.39        $13.65        $21.63        $24.03
                                                 ------         ------         ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment loss ........................      (0.05)         (0.09)         (0.09)        (0.13)        (0.06)        (0.04)
Net realized and unrealized gain (loss)
   on investments ....................             0.32           2.06           2.96         (4.13)        (5.02)        (1.74)
                                                 ------         ------         ------        ------        ------        ------
   Total from investment operations ........       0.27           1.97           2.87         (4.26)        (5.08)        (1.78)
                                                 ------         ------         ------        ------        ------        ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .......         --             --             --            --            --            --
Dividends from net realized gains ..........         --             --             --            --         (2.90)        (0.62)
                                                 ------         ------         ------        ------        ------        ------
   Total dividends and distributions .......         --             --             --            --         (2.90)        (0.62)
                                                 ------         ------         ------        ------        ------        ------
   Net Asset Value, end of period ..........     $14.50         $14.23         $12.26        $ 9.39        $13.65        $21.63
                                                 ======         ======         ======        ======        ======        ======
TOTAL INVESTMENT RETURN(a) .................       1.90%(d)      16.07%         30.56%       (31.21)%      (25.79)%       (8.07)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ....     $357.2         $400.6         $360.0        $287.5        $518.6        $719.4
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement ............       1.10%(c)       1.15%(b)       1.17%(b)      1.16%(b)      1.12%(b)      1.09%(b)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement ............       1.12%(c)       1.16%(b)       1.17%(b)      1.16%(b)      1.12%(b)      1.09%(b)
   Net investment income ...................      (0.70)%(c)     (0.71)%        (0.83)%       (0.84)%       (0.60)%       (0.55)%
Portfolio turnover rate ....................         31%(d)         90%           150%          104%          117%          121%

(a) These total returns do not consider the effect of sales load or insurance contract charges.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c) Annualized.

(d) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D6

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                            AST NEUBERGER BERMAN MID-CAP VALUE
                                              ---------------------------------------------------------------------------------
                                              SIX MONTHS                               YEAR ENDED
                                                ENDED                                 DECEMBER 31,
                                               JUNE 30,      ------------------------------------------------------------------
                                                 2005           2004           2003           2002           2001         2000
                                               --------       --------        -------        -------       --------      ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period .......   $  21.30       $  17.80        $  13.09       $15.41        $  16.85      $13.32
                                               --------       --------        --------       ------        --------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment income ......................       0.02           0.03            0.02         0.03            0.08        0.02
Net realized and unrealized gain (loss)
   on investments ..........................       0.56           3.94            4.72        (1.56)          (0.60)       3.60
                                               --------       --------        --------       ------        --------      ------
   Total from investment operations ........       0.58           3.97            4.74        (1.53)          (0.52)       3.62
                                               --------       --------        --------       ------        --------      ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .......      (0.03)         (0.02)          (0.03)       (0.08)          (0.02)      (0.04)
Dividends from net realized gains ..........      (3.00)         (0.45)             --        (0.71)          (0.90)      (0.05)
                                               --------       --------        --------       ------        --------      ------
   Total dividends and distributions .......      (3.03)         (0.47)          (0.03)       (0.79)          (0.92)      (0.09)
                                               --------       --------        --------       ------        --------      ------
   Net Asset Value, end of period ..........   $  18.85       $  21.30        $  17.80       $13.09        $  15.41      $16.85
                                               ========       ========        ========       ======        ========      ======
TOTAL INVESTMENT RETURN(a) .................       3.34%(d)      22.84%          36.32%      (10.56)%         (3.03)%     27.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ....   $1,362.0       $1,309.8        $1,027.4       $761.0        $1,003.0      $978.6
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement ............       1.02%(c)       1.09%(b)       1.15%(b)     1.16%(b)         1.22%(b)    1.24%(b)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement ............       1.03%(c)       1.10%(b)       1.15%(b)     1.16%(b)         1.22%(b)    1.24%(b)
   Net investment income ...................       0.25%(c)       0.17%          0.15%        0.20%            0.55%       0.19%
Portfolio turnover rate ....................         56%(d)         68%            70%          92%             221%        220%

(a) These total returns do not consider the effect of sales load or insurance contract charges.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c) Annualized.

(d) Not annualized.

                                                                         AST ALGER ALL-CAP GROWTH
                                             --------------------------------------------------------------------------------------
                                             SIX MONTHS                         YEAR ENDED                       JANUARY 3, 2000(e)
                                               ENDED                            DECEMBER 31,                          THROUGH
                                              JUNE 30,        -------------------------------------------------     DECEMBER 31,
                                                2005            2004         2003          2002           2001          2000
                                              --------        --------      -------      --------       -------       --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period .......  $ 5.38          $ 4.96        $ 3.66       $  5.70        $ 6.84        $10.00
                                              ------          ------        ------       -------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment loss ........................   (0.01)          (0.02)        (0.02)        (0.04)        (0.02)           --
Net realized and unrealized gain (loss)
   on investments ....................          0.11            0.44          1.32         (2.00)        (1.12)        (3.16)
                                              ------          ------        ------       -------        ------        ------
      Total from investment operations .....    0.10            0.42          1.30         (2.04)        (1.14)        (3.16)
                                              ------          ------        ------       -------        ------        ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .......      --              --            --            --            --            --
Dividends from net realized gains ..........      --              --            --            --            --            --
                                              ------          ------        ------       -------        ------        ------
      Total dividends and distributions ....      --              --            --            --            --            --
                                              ------          ------        ------       -------        ------        ------
      Net Asset Value, end of period .......  $ 5.48          $ 5.38        $ 4.96       $  3.66        $ 5.70        $ 6.84
                                              ======          ======        ======       =======        ======        ======
TOTAL INVESTMENT RETURN(a) .................    1.86%(d)        8.47%        35.52%       (35.79)%      (16.67)%      (31.60)%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ....  $299.7          $334.4        $402.5       $ 323.3        $743.1        $205.1
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement ............    1.17%(c)        1.38%(b)      1.40%(b)      1.29%(b)      1.20%(b)      1.24%(b)(c)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement ............    1.17%(c)        1.38%(b)      1.40%(b)      1.29%(b)      1.20%(b)      1.24%(b)(c)
   Net investment income ...................   (0.27)%(c)      (0.34)%       (0.53)%       (0.67)%       (0.37)%       (0.05)%(c)
Portfolio turnover rate ....................      64%(d)         175%          159%          182%          150%          123%(d)

(a) These total returns do not consider the effect of sales load or insurance contract charges.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c) Annualized.

(d) Not annualized.

(e) Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D7

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                             AST GABELLI ALL-CAP VALUE
                                             ---------------------------------------------------------------------------------------
                                             SIX MONTHS                         YEAR ENDED                      OCTOBER 23, 2000(e)
                                               ENDED                            DECEMBER 31,                          THROUGH
                                              JUNE 30,        -------------------------------------------------     DECEMBER 31,
                                                2005            2004         2003          2002           2001          2000
                                              --------        --------      -------       -------       -------       --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period .......  $12.03          $10.46        $ 7.77        $ 9.86        $10.09        $10.00
                                              ------          ------        ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment income ......................    0.04            0.04          0.04          0.06          0.04          0.03
Net realized and unrealized gain (loss)
   on investments ................              0.09            1.56          2.72         (2.09)        (0.25)         0.06
                                              ------          ------        ------        ------        ------        ------
   Total from investment operations ........    0.13            1.60          2.76         (2.03)        (0.21)         0.09
                                              ------          ------        ------        ------        ------        ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .......   (0.05)          (0.03)        (0.07)        (0.06)        (0.01)           --
Dividends from net realized gains ..........      --              --            --            --         (0.01)           --
                                              ------          ------        ------        ------        ------        ------
   Total dividends and distributions .......   (0.05)          (0.03)        (0.07)        (0.06)        (0.02)           --
                                              ------          ------        ------        ------        ------        ------
   Net Asset Value, end of period ..........  $12.11          $12.03        $10.46        $ 7.77        $ 9.86        $10.09
                                              ======          ======        ======        ======        ======        ======
TOTAL INVESTMENT RETURN(a) .................    1.09%(d)       15.32%        35.85%       (20.71)%       (2.18)%        0.90%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ....  $173.7          $195.4        $181.9        $113.6        $158.9        $ 14.2
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement ............    1.21%(c)        1.21%(b)      1.20%(b)      1.19%(b)      1.20%(b)      1.45%(b)(c)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement ............    1.21%(c)        1.21%(b)      1.20%(b)      1.19%(b)      1.20%(b)      1.59%(b)(c)
   Net investment income ...................    0.58%(c)        0.40%         0.41%         0.63%         0.89%         2.71%(c)
Portfolio turnover rate ....................       8%(d)          27%           30%          28%            68%           31%(d)

(a) These total returns do not consider the effect of sales load or insurance contract charges.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c) Annualized.

(d) Not annualized.

(e) Commencement of operations.

                                                                            AST T. ROWE PRICE NATURAL RESOURCES
                                              -----------------------------------------------------------------------------------
                                               SIX MONTHS                               YEAR ENDED
                                                 ENDED                                  DECEMBER 31,
                                                JUNE 30,      -------------------------------------------------------------------
                                                  2005           2004           2003          2002          2001          2000
                                                 -------        ------         ------        ------        ------        ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period .......     $22.63         $17.45         $13.56        $15.12        $16.50        $13.16
                                                 ------         ------         ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment income ......................       0.08           0.10           0.12          0.07          0.15          0.17
Net realized and unrealized gain (loss)
   on investments ....................             2.25           5.28           4.25         (0.85)        (0.04)         3.31
                                                 ------         ------         ------        ------        ------        ------
   Total from investment operations ........       2.33           5.38           4.37         (0.78)         0.11          3.48
                                                 ------         ------         ------        ------        ------        ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .......      (0.06)         (0.20)         (0.20)        (0.24)        (0.20)        (0.14)
Dividends from net realized gains ..........      (1.72)            --          (0.28)        (0.54)        (1.29)           --
                                                 ------         ------         ------        ------        ------        ------
   Total dividends and distributions .......      (1.78)         (0.20)         (0.48)        (0.78)        (1.49)        (0.14)
                                                 ------         ------         ------        ------        ------        ------
   Net Asset Value, end of period ..........     $23.18         $22.63         $17.45        $13.56        $15.12        $16.50
                                                 ======         ======         ======        ======        ======        ======
TOTAL INVESTMENT RETURN(a) .................      10.56%(d)      31.19%         33.52%        (5.53)%        0.70%        26.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ....     $299.5         $238.1         $170.9        $122.7        $135.6        $134.6
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement ............       1.13%(c)       1.17%(b)       1.17%(b)      1.16%(b)      1.08%(b)      1.14%(b)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement ............       1.13%(c)       1.17%(b)       1.17%(b)      1.16%(b)      1.11%(b)      1.20%(b)
   Net investment income ...................       0.85%(c)       0.49%          0.77%         0.54%         0.85%         1.13%
Portfolio turnover rate ....................         36%(d)         63%            43%           56%           36%           96%

(a) These total returns do not consider the effect of sales load or insurance contract charges.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c) Annualized.

(d) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D8

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                           AST ALLIANCEBERNSTEIN LARGE-CAP GROWTH
                                              -----------------------------------------------------------------------------------
                                               SIX MONTHS                               YEAR ENDED
                                                 ENDED                                  DECEMBER 31,
                                                JUNE 30,      -------------------------------------------------------------------
                                                  2005           2004           2003          2002          2001          2000
                                                 -------        ------         ------        ------        ------        ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period .......     $ 8.83         $ 8.35         $ 6.75        $ 9.78        $15.15        $18.95
                                                 ------         ------         ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment income (loss) ...............      (0.01)         (0.01)         (0.01)        (0.03)        (0.02)           --
Net realized and unrealized gain (loss)
   on investments ..........................      (0.07)          0.49           1.61         (3.00)        (1.93)        (2.24)
                                                 ------         ------         ------        ------        ------        ------
   Total from investment operations ........      (0.08)          0.48           1.60         (3.03)        (1.95)        (2.24)
                                                 ------         ------         ------        ------        ------        ------
LESS DIVIDENDS FROM NET REALIZED GAINS: ....         --             --             --            --         (3.42)        (1.56)
                                                 ------         ------         ------        ------        ------        ------
   Net Asset Value, end of period ..........     $ 8.75         $ 8.83         $ 8.35        $ 6.75        $ 9.78        $15.15
                                                 ======         ======         ======        ======        ======        ======
TOTAL INVESTMENT RETURN(a) .................      (0.91)%(d)      5.75%         23.70%       (30.98)%      (14.72)%      (13.74)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ....     $211.8         $258.1         $237.1        $240.5        $453.0        $467.4
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement ............       1.09%(c)       1.14%(b)       1.16%(b)      1.13%(b)      1.13%(b)      1.16%(b)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement ............       1.14%(c)       1.17%(b)       1.16%(b)      1.13%(b)      1.13%(b)      1.16%(b)
   Net investment income ...................      (0.28)%(c)     (0.07)%        (0.14)%       (0.31)%       (0.22)%       (0.46)%
Portfolio turnover rate ....................         37%(d)         95%            63%           59%          106%          135%

(a) These total returns do not consider the effect of sales load or insurance contract charges.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c) Annualized.

(d) Not annualized.

                                                                              AST MFS GROWTH
                                              -----------------------------------------------------------------------------------
                                               SIX MONTHS                               YEAR ENDED
                                                 ENDED                                  DECEMBER 31,
                                                JUNE 30,      -------------------------------------------------------------------
                                                  2005           2004           2003          2002          2001          2000
                                                 -------        ------         ------        ------        ------        ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period .......     $ 8.08         $ 7.30         $ 5.94        $ 8.27        $10.56        $11.30
                                                 ------         ------         ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment income (loss) ...............         --             --          (0.01)        (0.02)        (0.01)         0.01
Net realized and unrealized gain (loss)
   on investments ....................            (0.13)          0.78           1.37         (2.31)        (2.28)        (0.75)
                                                 ------         ------         ------        ------        ------        ------
   Total from investment operations ........      (0.13)          0.78           1.36         (2.33)        (2.29)        (0.74)
                                                 ------         ------         ------        ------        ------        ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .......         --(e)          --             --            --            --(e)         --
Dividends from net realized gains ..........         --             --             --            --            --            --
                                                 ------         ------         ------        ------        ------        ------
   Total dividends and distributions .......         --(e)          --             --            --            --(e)         --
                                                 ------         ------         ------        ------        ------        ------
   Net Asset Value, end of period ..........     $ 7.95         $ 8.08         $ 7.30        $ 5.94        $ 8.27        $10.56
                                                 ======         ======         ======        ======        ======        ======
TOTAL INVESTMENT RETURN(a) .................      (1.60)%(d)     10.69%         22.90%       (28.17)%      (21.68)%       (6.53)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ....     $522.4         $534.9         $593.3        $526.1        $974.4        $ 82.1
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement ............       1.05%(c)       1.08%(b)       1.25%(b)      1.18%(b)      1.11%(b)      1.24%(b)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement ............       1.10%(c)       1.11%(b)       1.25%(b)      1.18%(b)      1.11%(b)      1.24%(b)
   Net investment income ...................      (0.03)%(c)      0.01%         (0.20)%       (0.28)%       (0.12)%        0.08%
Portfolio turnover rate ....................         86%(d)        201%           262%          198%          210%          243%

(a) These total returns do not consider the effect of sales load or insurance contract charges.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c) Annualized.

(d) Not annualized.

(e) Less than $0.005 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D9

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                            AST MARSICO CAPITAL GROWTH
                                         --------------------------------------------------------------------------------------
                                          SIX MONTHS                                 YEAR ENDED
                                            ENDED                                    DECEMBER 31,
                                           JUNE 30,      ----------------------------------------------------------------------
                                             2005            2004          2003           2002            2001           2000
                                           --------        --------       -------        -------        -------        --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period ....  $  17.86        $  15.44       $  11.72       $  13.88       $  18.10       $  21.63
                                           --------        --------       --------       --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment income (loss) ............      0.01             --(e)        (0.02)         (0.04)         (0.04)         (0.01)
Net realized and unrealized gain (loss)
   on investments ................            (0.20)           2.42           3.74          (2.12)         (3.84)         (3.00)
                                           --------        --------       --------       --------       --------       --------
   Total from investment operations .....     (0.19)           2.42           3.72          (2.16)         (3.88)         (3.01)
                                           --------        --------       --------       --------       --------       --------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income ....        --              --             --             --             --             --
Dividends from net realized gains .......        --              --             --             --          (0.34)         (0.52)
                                           --------        --------       --------       --------       --------       --------
   Total dividends and distributions ....        --              --             --             --          (0.34)         (0.52)
                                           --------        --------       --------       --------       --------       --------
   Net Asset Value, end of period .......  $  17.67        $  17.86       $  15.44       $  11.72       $  13.88       $  18.10
                                           ========        ========       ========       ========       ========       ========
TOTAL INVESTMENT RETURN(a) ..............     (1.06)%(d)      15.67%         31.74%        (15.56)%       (21.71)%       (14.25)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) .  $2,611.8        $2,295.0       $1,710.6       $1,081.1       $1,252.4       $1,770.8
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement .........      1.01%(c)        1.05%(b)       1.10%(b)       1.09%(b)       1.06%(b)       1.04%(b)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement .........      1.04%(c)        1.07%(b)       1.11%(b)       1.10%(b)       1.08%(b)       1.06%(b)
   Net investment income ................      0.15%(c)       (0.01)%        (0.21)%        (0.29)%        (0.25)%        (0.09)%
Portfolio turnover rate .................        38%(d)          72%            82%           109%           111%           118%

(a) These total returns do not consider the effect of sales load or insurance contract charges.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c) Annualized.

(d) Not annualized.

(e) Less than $0.005 per share.

                                                                       AST GOLDMAN SACHS CONCENTRATED GROWTH
                                           -----------------------------------------------------------------------------------
                                            SIX MONTHS                               YEAR ENDED
                                              ENDED                                  DECEMBER 31,
                                             JUNE 30,      -------------------------------------------------------------------
                                               2005           2004         2003           2002           2001           2000
                                              -------        ------       ------         ------         ------         ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period ......   $21.62         $20.85       $  16.71       $  23.97       $  35.08       $  55.21
                                              ------         ------       --------       --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment income (loss) ..............       --           0.10          (0.05)          0.06           0.13          (0.06)
Net realized and unrealized gain (loss)
   on investments ....................         (0.74)          0.67           4.25          (7.18)        (11.24)        (15.55)
                                              ------         ------       --------       --------       --------       --------
      Total from investment operations ....    (0.74)          0.77           4.20          (7.12)        (11.11)        (15.61)
                                              ------         ------       --------       --------       --------       --------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income ......    (0.11)            --          (0.06)         (0.14)            --          (0.07)
Dividends from net realized gains .........       --             --             --             --             --          (4.45)
                                              ------         ------       --------       --------       --------       --------
      Total dividends and distributions ...    (0.11)            --          (0.06)         (0.14)            --          (4.52)
                                              ------         ------       --------       --------       --------       --------
      Net Asset Value, end of period .......  $20.77         $21.62       $  20.85       $  16.71       $  23.97       $  35.08
                                              ======         ======       ========       ========       ========       ========
TOTAL INVESTMENT RETURN(a) ................    (3.42)%(d)      3.69%         25.25%        (29.84)%       (31.67)%       (30.97)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ...   $806.3         $968.8       $1,151.2       $1,147.6       $2,452.7       $4,262.4
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement ...........     1.01%(c)       1.04%(b)       1.06%(b)       1.06%(b)       1.04%(b)       1.00%(b)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement ...........     1.08%(c)       1.11%(b)       1.13%(b)       1.09%(b)       1.07%(b)       1.04%(b)
   Net investment income ..................    (0.08)%(c)      0.43%         (0.26)%         0.23%          0.45%         (0.13)%
Portfolio turnover rate ...................       17%(d)         18%            21%           109%            46%            34%

(a) These total returns do not consider the effect of sales load or insurance contract charges.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c) Annualized.

(d) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D10

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                          AST DeAM LARGE-CAP VALUE
                                             --------------------------------------------------------------------------------------
                                             SIX MONTHS                       YEAR ENDED                        OCTOBER 23, 2000(e)
                                               ENDED                         DECEMBER 31,                            THROUGH
                                              JUNE 30,       ---------------------------------------------         DECEMBER 31,
                                                2005          2004        2003         2002          2001             2000
                                               ------        ------      ------       ------        ------      -------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period .....     $11.54        $ 9.85       $ 7.85       $ 9.30       $ 9.85           $10.00
                                               ------        ------       ------       ------       ------           ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment income ....................       0.08          0.11         0.09         0.06         0.01             0.03
Net realized and unrealized gain (loss)
   on investments ........................       0.10          1.67         1.98        (1.48)       (0.55)           (0.18)
                                               ------       -------        -----        -----       ------           ------
     Total from investment operations ....       0.18          1.78         2.07        (1.42)       (0.54)           (0.15)
                                               ------       -------        -----        -----       ------           ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .....      (0.11)        (0.09)       (0.07)       (0.03)       (0.01)              --
Dividends from net realized gains ........         --            --           --           --           --               --
                                               ------       -------        -----        -----       ------           ------
     Total dividends and distributions ...      (0.11)        (0.09)       (0.07)       (0.03)       (0.01)              --
                                               ------       -------       ------       ------       ------           ------
     Net Asset Value, end of period ......     $11.61        $11.54       $ 9.85       $ 7.85       $ 9.30           $ 9.85
                                               ======        ======       ======       ======       ======           ======
TOTAL INVESTMENT RETURN(a) ...............       1.54%(d)     18.17%       26.59%      (15.30)%      (5.53)%          (1.50)%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in millions) ..........................     $152.9        $191.9       $133.8       $110.0       $ 45.4            $ 6.4
Ratios to average net assets:
     Expenses After Advisory Fee Waiver
       and Expense Reimbursement .........       0.99%(c)      0.99%(b)     0.99%(b)     1.07%(b)     1.35%(b)         1.35%(b)(c)
     Expenses Before Advisory Fee Waiver
       and Expense Reimbursement .........       1.09%(c)      1.11%(b)     1.09%(b)     1.15%(b)     1.35%(b)         2.41%(b)(c)
     Net investment income ...............       1.18%(c)      1.24%        1.13%        0.96%        0.51%            3.39%(c)
Portfolio turnover rate ..................        135%(d)       189%         161%         202%         134%               1%(d)

(a) These total returns do not consider the effect of sales load or insurance contract charges.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c) Annualized.

(d) Not annualized.

(e) Commencement of operations.

                                                                      AST HOTCHKIS & WILEY LARGE-CAP VALUE
                                             ---------------------------------------------------------------------------------
                                             SIX MONTHS                                YEAR ENDED
                                               ENDED                                  DECEMBER 31,
                                              JUNE 30,      ------------------------------------------------------------------
                                                2005         2004            2003            2002          2001         2000
                                               ------       ------          ------          ------       --------      -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period .....     $16.66       $14.66          $12.55          $15.59       $  17.59     $  18.65
                                               ------       ------          ------         -------       --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment income ....................       0.10         0.18            0.24            0.30           0.34         0.38
Net realized and unrealized gain (loss)
  on investments .........................       0.47         2.05            2.18           (2.96)         (1.82)        0.32
                                               ------       ------          ------         -------       --------     --------
     Total from investment operations ....       0.57         2.23            2.42           (2.66)         (1.48)        0.70
                                               ------       ------          ------         -------       --------     --------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .....      (0.15)       (0.23)          (0.31)          (0.38)         (0.36)       (0.36)
Dividends from net realized gains ........         --           --              --              --          (0.16)       (1.40)
                                               ------       ------          ------         -------       --------     --------
     Total dividends and distributions ...      (0.15)       (0.23)          (0.31)          (0.38)         (0.52)       (1.76)
                                               ------       ------          ------         -------       --------     --------
     Net Asset Value, end of period ......     $17.08       $16.66          $14.66          $12.55       $  15.59     $  17.59
                                               ======       ======          ======         =======       ========     ========
TOTAL INVESTMENT RETURN(a) ...............       3.49%(d)    15.45%          19.94%         (17.49)%        (8.59)%       4.74%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in millions) ..........................     $699.0       $636.8          $640.1          $660.5       $1,029.1     $1,173.1
Ratios to average net assets:
     Expenses After Advisory Fee Waiver
       and Expense Reimbursement .........       0.88%(c)     0.90%(b)        0.98%(b)        0.95%(b)       0.91%(b)     0.94%(b)
     Expenses Before Advisory Fee Waiver
       and Expense Reimbursement .........       0.93%(c)     0.94%(b)        0.98%(b)        0.95%(b)       0.92%(b)     0.95%(b)
     Net investment income ...............       1.27%(c)     1.05%           1.50%           1.80%          2.17%        2.25%
Portfolio turnover rate ..................         15%(d)      127%            100%             32%            26%          55%

(a) These total returns do not consider the effect of sales load or insurance contract charges.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c) Annualized.

(d) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D11

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                      AST ALLIANCEBERNSTEIN GROWTH + VALUE
                                             -----------------------------------------------------------------------------------
                                             SIX MONTHS                          YEAR ENDED                      MAY 1, 2001(e)
                                               ENDED                            DECEMBER 31,                        THROUGH
                                              JUNE 30,           ---------------------------------------          DECEMBER 31,
                                                2005              2004             2003            2002               2001
                                               ------            ------           ------          ------             ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period .....     $ 9.96            $ 9.08           $ 7.25          $ 9.71             $10.00
                                               ------            ------           ------          ------             ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment income ....................       0.01              0.06             0.03            0.06               0.01
Net realized and unrealized gain (loss)
  on investments .........................      (0.03)             0.85             1.85           (2.47)             (0.30)
                                               ------            ------           ------          ------             ------
     Total from investment operations ....      (0.02)             0.91             1.88           (2.41)            (0.29)
                                               ------            ------           ------          ------             ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .....      (0.06)            (0.03)           (0.05)          (0.01)                --
Dividends from net realized gains ........         --                --               --           (0.04)                --
                                               ------            ------           ------          ------             ------
     Total dividends and distributions ...      (0.06)            (0.03)           (0.05)          (0.05)                --
                                               ------            ------           ------          ------             ------
     Net Asset Value, end of period ......     $ 9.88            $ 9.96           $ 9.08          $ 7.25             $ 9.71
                                               ======            ======           ======          ======             ======
TOTAL INVESTMENT RETURN(a) ...............      (0.18)%(d)        10.07%           26.10%         (25.00)%            (2.80)%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in millions) ..........................     $ 74.5            $ 77.9           $ 63.8          $ 32.1             $ 34.0
Ratios to average net assets:
     Expenses After Advisory Fee Waiver
        and Expense Reimbursement ........       1.18%(c)          1.22%(b)         1.15%(b)        1.15%(b)           1.35%(b)(c)
     Expenses Before Advisory Fee Waiver
        and Expense Reimbursement ........       1.18%(c)          1.22%(b)         1.15%(b)        1.15%(b)           1.45%(b)(c)
     Net investment income ...............       0.26%(c)          0.66%            0.50%           0.60%              0.46%(c)
Portfolio turnover rate ..................         15%(d)            37%              25%             43%                95%(d)

(a) These total returns do not consider the effect of sales load or insurance contract charges.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c) Annualized.

(d) Not annualized.

(e) Commencement of operations.

                                                                      AST ALLIANCEBERNSTEIN CORE VALUE
                                             -----------------------------------------------------------------------------------
                                             SIX MONTHS                          YEAR ENDED                      MAY 1, 2001(e)
                                               ENDED                            DECEMBER 31,                        THROUGH
                                              JUNE 30,           ---------------------------------------          DECEMBER 31,
                                                2005              2004             2003            2002               2001
                                               ------            ------           ------          ------             ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period .....     $12.25            $11.17           $ 8.77          $10.14             $10.00
                                               ------            ------           ------          ------             ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment income ....................       0.08              0.12             0.18            0.09               0.04
Net realized and unrealized gain (loss)
  on investments .........................       0.01              1.38             2.28           (1.43)              0.10
                                               ------            ------           ------          ------             ------
     Total from investment operations ....       0.09              1.50             2.46           (1.34)              0.14
                                               ------            ------           ------          ------             ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .....      (0.15)            (0.15)           (0.06)          (0.03)                --
Dividends from net realized gains ........      (0.30)            (0.27)              --              --                 --
                                               ------            ------           ------          ------             ------
     Total dividends and distributions ...      (0.45)            (0.42)           (0.06)          (0.03)                --
                                               ------            ------           ------          ------             ------
     Net Asset Value, end of period ......     $11.89            $12.25           $11.17          $ 8.77             $10.14
                                               ======            ======           ======          ======             ======
TOTAL INVESTMENT RETURN(a) ...............       0.85%(d)         13.92%           28.31%         (13.24)%             1.40%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in millions) ..........................     $311.1            $287.5           $192.5          $199.2             $ 44.1
Ratios to average net assets:
     Expenses After Advisory Fee Waiver
        and Expense Reimbursement ........       0.97%(c)          1.04%(b)         1.14%(b)        1.00%(b)           1.15%(b)(c)
     Expenses Before Advisory Fee Waiver
        and Expense Reimbursement ........       0.97%(c)          1.04%(b)         1.14%(b)        1.00%(b)           1.15%(b)(c)
     Net investment income ...............       1.41%(c)          1.48%            1.55%           1.63%              1.36%(c)
Portfolio turnover rate ..................         12%(d)            33%              90%             28%                25%(d)

(a) These total returns do not consider the effect of sales load or insurance contract charges.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c) Annualized.

(d) Not annualized.

(e) Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D12

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                           AST COHEN & STEERS REALTY
                                             ---------------------------------------------------------------------------------
                                             SIX MONTHS                                  YEAR ENDED
                                               ENDED                                    DECEMBER 31,
                                              JUNE 30,        -----------------------------------------------------------------
                                                2005           2004            2003           2002          2001          2000
                                               ------         ------          ------         ------        ------        ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period .....     $17.17         $12.91          $10.05         $10.11         $10.18       $ 8.36
                                               ------         ------          ------         ------         ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment income ....................       0.26           0.41            0.49           0.49           0.50         0.32
Net realized and unrealized gain (loss)
  on investments .........................       0.73           4.36            3.02          (0.22)         (0.23)        1.78
                                               ------         ------          ------         ------         ------       ------
     Total from investment operations ....       0.99           4.77            3.51           0.27           0.27         2.10
                                               ------         ------          ------         ------         ------       ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .....      (0.26)         (0.32)          (0.41)         (0.33)         (0.34)       (0.28)
Dividends from net realized gains ........      (1.30)         (0.19)          (0.24)            --             --           --
                                               ------         ------          ------         ------         ------       ------
     Total dividends and distributions ...      (1.56)         (0.51)          (0.65)         (0.33)         (0.34)       (0.28)
                                               ------         ------          ------         ------         ------       ------
     Net Asset Value, end of period ......     $16.60         $17.17          $12.91         $10.05         $10.11       $10.18
                                               ======         ======          ======         ======         ======       ======
TOTAL INVESTMENT RETURN(a) ...............       7.20%(d)      37.95%          37.43%          2.65%          2.85%       26.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in millions) ..........................     $416.1         $423.5          $289.5         $177.5         $139.6       $132.5
Ratios to average net assets:
     Expenses After Advisory Fee Waiver
        and Expense Reimbursement ........       1.03%(c)       1.12%(b)        1.24%(b)       1.26%(b)       1.21%(b)     1.28%(b)
     Expenses Before Advisory Fee Waiver
        and Expense Reimbursement ........       1.21%(c)       1.23%(b)        1.24%(b)       1.26%(b)       1.21%(b)     1.28%(b)
     Net investment income ...............       3.11%(c)       3.49%           5.43%          5.11%          5.01%        5.21%
Portfolio turnover rate ..................         14%(d)         32%             34%            60%            59%          59%

(a) These total returns do not consider the effect of sales load or insurance contract charges.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c) Annualized.

(d) Not annualized.

                                                                    AST ALLIANCEBERNSTEIN MANAGED INDEX 500
                                             ----------------------------------------------------------------------------------
                                             SIX MONTHS                                  YEAR ENDED
                                               ENDED                                    DECEMBER 31,
                                              JUNE 30,        -----------------------------------------------------------------
                                                2005           2004            2003           2002          2001          2000
                                               ------         ------          ------         ------        ------        ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period .....     $11.97         $10.98          $ 8.75         $11.14        $12.63        $14.96
                                               ------         ------          ------         ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment income ....................       0.07           0.15            0.11           0.11          0.11          0.10
Net realized and unrealized gain (loss)
  on investments .........................      (0.30)          0.94            2.24          (2.39)        (1.36)        (1.40)
                                               ------         ------          ------         ------        ------        ------
     Total from investment operations ....      (0.23)          1.09            2.35          (2.28)        (1.25)        (1.30)
                                               ------         ------          ------         ------        ------        ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .....      (0.15)         (0.10)          (0.12)         (0.11)        (0.11)        (0.08)
Dividends from net realized gains ........         --             --              --             --         (0.13)        (0.95)
                                               ------         ------          ------         ------        ------        ------
     Total dividends and distributions ...      (0.15)         (0.10)          (0.12)         (0.11)        (0.24)        (1.03)
                                               ------         ------          ------         ------        ------        ------
     Net Asset Value, end of period ......     $11.59         $11.97          $10.98         $ 8.75        $11.14        $12.63
                                               ======         ======          ======         ======        ======        ======
TOTAL INVESTMENT RETURN(a) ...............      (1.88)%(d)      9.98%          27.32%        (20.64)%      (10.01)%       (8.82)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in millions) ..........................     $511.7         $561.7          $541.5         $441.2        $623.4        $704.9
Ratios to average net assets:
     Expenses After Advisory Fee Waiver
        and Expense Reimbursement ........       0.76%(c)       0.81%(b)        0.84%(b)       0.84%(b)      0.77%(b)      0.78%(b)
     Expenses Before Advisory Fee Waiver
        and Expense Reimbursement ........       0.76%(c)       0.81%(b)        0.84%(b)       0.84%(b)      0.78%(b)      0.78%(b)
     Net investment income ...............       1.02%(c)       1.27%           1.03%          1.04%         0.95%         0.84%
Portfolio turnover rate ..................         12%(d)         41%             45%            36%           54%           84%

(a) These total returns do not consider the effect of sales load or insurance contract charges.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c) Annualized.

(d) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D13

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                         AST AMERICAN CENTURY INCOME & GROWTH
                                             ----------------------------------------------------------------------------------
                                             SIX MONTHS                                  YEAR ENDED
                                               ENDED                                    DECEMBER 31,
                                              JUNE 30,        -----------------------------------------------------------------
                                                2005           2004            2003           2002          2001          2000
                                               ------         ------          ------         ------        ------        ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period .....     $13.30         $11.95          $ 9.41         $11.84        $13.02        $15.65
                                               ------         ------          ------         ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment income ....................       0.10           0.21            0.15           0.12          0.10          0.07
Net realized and unrealized gain (loss)
  on investments .........................      (0.05)          1.28            2.51          (2.45)        (1.19)        (1.74)
                                               ------         ------          ------         ------        ------        ------
     Total from investment operations ....       0.05           1.49            2.66          (2.33)        (1.09)        (1.67)
                                               ------         ------          ------         ------        ------        ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .....      (0.22)         (0.14)          (0.12)         (0.10)        (0.09)        (0.08)
Dividends from net realized gains ........         --             --              --             --            --         (0.88)
                                               ------         ------          ------         ------        ------        ------
     Total dividends and distributions ...      (0.22)         (0.14)          (0.12)         (0.10)        (0.09)        (0.96)
                                               ------         ------          ------         ------        ------        ------
     Net Asset Value, end of period ......     $13.13         $13.30          $11.95         $ 9.41        $11.84        $13.02
                                               ======         ======          ======         ======        ======        ======
TOTAL INVESTMENT RETURN(a) ...............       0.42%(d)      12.59%          28.78%        (19.81)%       (8.44)%      (10.77)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in millions) ..........................     $410.6         $453.9          $305.8         $259.1        $374.7        $487.9
Ratios to average net assets:
     Expenses After Advisory Fee Waiver
        and Expense Reimbursement ........       0.97%(c)       0.99%(b)        0.99%(b)       0.98%(b)      0.94%(b)      0.94%(b)
     Expenses Before Advisory Fee Waiver
        and Expense Reimbursement ........       0.97%(c)       0.99%(b)        0.99%(b)       0.98%(b)      0.94%(b)      0.94%(b)
     Net investment income ...............       1.34%(c)       1.86%           1.46%          1.04%         0.76%         0.68%
Portfolio turnover rate ..................         34%(d)         99%             81%            83%           55%           61%

(a) These total returns do not consider the effect of sales load or insurance contract charges.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c) Annualized.

(d) Not annualized.

                                                                    AST ALLIANCEBERNSTEIN GROWTH AND INCOME
                                             ----------------------------------------------------------------------------------
                                             SIX MONTHS                                  YEAR ENDED
                                               ENDED                                    DECEMBER 31,
                                              JUNE 30,         ----------------------------------------------------------------
                                                2005             2004          2003           2002          2001         2000
                                              ---------        --------      --------       --------      --------     --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period .....     $  19.52        $  17.71      $  13.57       $  18.70      $  21.38     $  23.50
                                               --------        --------      --------       --------      --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment income ....................         0.07            0.24          0.14           0.18          0.12         0.19
Net realized and unrealized gain (loss)
  on investments .........................        (0.13)           1.70          4.19          (4.35)        (0.15)        0.57
                                               --------        --------      --------       --------      --------     --------
     Total from investment operations ....        (0.06)           1.94          4.33          (4.17)        (0.03)        0.76
                                               --------        --------      --------       --------      --------     --------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .....        (0.23)          (0.13)        (0.19)         (0.13)        (0.19)       (0.23)
Dividends from net realized gains ........           --              --            --          (0.83)        (2.46)       (2.65)
                                               --------        --------      --------       --------      --------     --------
     Total dividends and distributions ...        (0.23)          (0.13)        (0.19)         (0.96)        (2.65)       (2.88)
                                               --------        --------      --------       --------      --------     --------
     Net Asset Value, end of period ......     $  19.23        $  19.52      $  17.71       $  13.57      $  18.70     $  21.38
                                               ========        ========      ========       ========      ========     ========
TOTAL INVESTMENT RETURN(a) ...............        (0.31)%(d)      11.01%        32.43%        (23.28)%       (0.48)%       5.52%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in millions) ..........................     $2,439.8        $2,152.2      $1,836.5       $1,169.7      $1,875.2     $1,595.8
Ratios to average net assets:
     Expenses After Advisory Fee Waiver
        and Expense Reimbursement ........         0.86%(c)        0.90%(b)      0.97%(b)       0.96%(b)      0.94%(b)     1.05%(b)
     Expenses Before Advisory Fee Waiver
        and Expense Reimbursement ........         0.89%(c)        0.93%(b)      0.99%(b)       0.98%(b)      0.96%(b)     1.06%(b)
     Net investment income ...............         0.97%(c)        1.36%         1.01%          0.99%         0.74%        0.96%
Portfolio turnover rate ..................           33%(d)          50%           62%            79%          103%         144%

(a) These total returns do not consider the effect of sales load or insurance contract charges.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c) Annualized.

(d) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D14

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                           AST GLOBAL ALLOCATION
                                             ----------------------------------------------------------------------------------
                                             SIX MONTHS                                  YEAR ENDED
                                               ENDED                                    DECEMBER 31,
                                              JUNE 30,        -----------------------------------------------------------------
                                                2005           2004            2003           2002          2001          2000
                                               ------         ------          ------         ------        ------        ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period .....     $12.16         $11.07          $ 9.38         $11.46        $13.30        $15.24
                                               ------         ------          ------         ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment income ....................       0.22           0.28            0.12           0.11          0.34          0.34
Net realized and unrealized gain (loss)
  on investments .........................      (0.13)          0.94            1.69          (1.84)        (1.87)        (0.89)
                                               ------         ------          ------         ------        ------        ------
     Total from investment operations ....       0.09           1.22            1.81          (1.73)        (1.53)        (0.55)
                                               ------         ------          ------         ------        ------        ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .....      (0.40)         (0.13)          (0.12)         (0.35)        (0.31)        (0.32)
Dividends from net realized gains ........         --             --              --             --            --         (1.07)
                                               ------         ------          ------         ------        ------        ------
     Total dividends and distributions ...      (0.40)         (0.13)          (0.12)         (0.35)        (0.31)        (1.39)
                                               ------         ------          ------         ------        ------        ------
     Net Asset Value, end of period ......     $11.85         $12.16          $11.07         $ 9.38        $11.46        $13.30
                                               ======         ======          ======         ======        ======        ======
TOTAL INVESTMENT RETURN(a) ...............       0.89%(d)      11.09%          19.53%        (15.43)%      (11.73)%       (4.36)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in millions) ..........................     $209.7         $231.7          $264.8         $284.4        $481.2        $622.6

Ratios to average net assets:
     Expenses After Advisory Fee Waiver
        and Expense Reimbursement ........       0.15%(c)       0.14%(b)        0.14%(b)       0.47%(b)      0.89%(b)      0.95%(b)
     Expenses Before Advisory Fee Waiver
        and Expense Reimbursement ........       0.15%(c)       0.14%(b)        0.14%(b)       0.47%(b)      0.95%(b)      0.95%(b)
     Net investment income ...............       3.40%(c)       2.12%           1.08%          0.91%         2.68%         2.70%
Portfolio turnover rate ..................         67%(d)         93%             18%           160%           77%           60%

(a) These total returns do not consider the effect of sales load or insurance contract charges.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c) Annualized.

(d) Not annualized.

                                                                   AST AMERICAN CENTURY STRATEGIC BALANCED
                                             ----------------------------------------------------------------------------------
                                             SIX MONTHS                                  YEAR ENDED
                                               ENDED                                    DECEMBER 31,
                                              JUNE 30,        -----------------------------------------------------------------
                                                2005           2004            2003           2002          2001          2000
                                               ------         ------          ------         ------        ------        ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period .....     $13.89         $12.92          $11.14         $ 12.62       $13.70        $15.30
                                               ------         ------          ------         -------       ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment income ....................       0.13           0.21            0.18            0.26         0.27          0.32
Net realized and unrealized gains (losses)
  on investments .........................       0.07           0.94            1.87           (1.47)       (0.78)        (0.81)
                                               ------         ------          ------         -------       ------        ------
     Total from investment operations ....       0.20           1.15            2.05           (1.21)       (0.51)        (0.49)
                                               ------         ------          ------         -------       ------        ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .....      (0.23)         (0.18)          (0.27)          (0.27)       (0.25)        (0.23)
Dividends from net realized gains ........         --             --              --              --        (0.32)        (0.88)
                                               ------         ------          ------         -------       ------        ------
     Total dividends and distributions ...      (0.23)         (0.18)          (0.27)          (0.27)       (0.57)        (1.11)
                                               ------         ------          ------         -------       ------        ------
     Net Asset Value, end of period ......     $13.86         $13.89          $12.92         $ 11.14       $12.62        $13.70
                                               ======         ======          ======         =======       ======        ======
TOTAL INVESTMENT RETURN(a) ...............       1.46%(d)       8.99%          18.87%          (9.74)%      (3.80)%       (3.11)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in millions) ..........................     $211.7         $233.7          $235.8         $ 179.4       $210.7        $217.5
Ratios to average net assets:
     Expenses After Advisory Fee Waiver
        and Expense Reimbursement ........       1.05%(c)       1.09%(b)        1.11%(b)        1.10%(b)     1.08%(b)      1.10%(b)
     Expenses Before Advisory Fee Waiver
        and Expense Reimbursement ........       1.11%(c)       1.12%(b)        1.11%(b)        1.10%(b)     1.08%(b)      1.10%(b)
     Net investment income ...............       1.63%(c)       1.56%           1.57%           2.16%        2.19%         2.33%
Portfolio turnover rate ..................        107%(d)        218%            145%            126%         124%          125%

(a) These total returns do not consider the effect of sales load or insurance contract charges.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c) Annualized.

(d) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D15

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                      AST T. ROWE PRICE ASSET ALLOCATION
                                             ---------------------------------------------------------------------------------
                                             SIX MONTHS                                  YEAR ENDED
                                               ENDED                                    DECEMBER 31,
                                              JUNE 30,        -----------------------------------------------------------------
                                                2005           2004            2003           2002          2001          2000
                                               ------         ------          ------         ------        ------        ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period .....     $16.81         $15.36          $12.74         $15.05        $18.12        $18.86
                                               ------         ------          ------         ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment income ....................       0.15           0.29            0.24           0.34          0.41          0.52
Net realized and unrealized gain (loss)
  on investments .........................      (0.11)          1.40            2.73          (1.76)        (1.21)        (0.63)
                                               ------         ------          ------         ------        ------        ------
     Total from investment operations ....       0.04           1.69            2.97          (1.42)        (0.80)        (0.11)
                                               ------         ------          ------         ------        ------        ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .....      (0.31)         (0.24)          (0.35)         (0.39)        (0.52)        (0.45)
Dividends from net realized gains ........      (0.13)            --              --          (0.50)        (1.75)        (0.18)
                                               ------         ------          ------         ------        ------        ------
     Total dividends and distributions ...      (0.44)         (0.24)          (0.35)         (0.89)        (2.27)        (0.63)
                                               ------         ------          ------         ------        ------        ------
     Net Asset Value, end of period ......     $16.41         $16.81          $15.36         $12.74        $15.05        $18.12
                                               ======         ======          ======         ======        ======        ======
TOTAL INVESTMENT RETURN(a) ...............       0.34%(d)      11.17%          24.02%         (9.89)%       (4.79)%       (0.48)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in millions) ..........................     $434.6         $430.7          $360.2         $269.1        $332.8        $395.4
Ratios to average net assets:
     Expenses After Advisory Fee Waiver
        and Expense Reimbursement ........       1.04%(c)       1.07%(b)        1.12%(b)       1.11%(b)      1.10%(b)      1.08%(b)
     Expenses Before Advisory Fee Waiver
        and Expense Reimbursement ........       1.12%(c)       1.12%(b)        1.12%(b)       1.11%(b)      1.10%(b)      1.08%(b)
     Net investment income ...............       1.86%(c)       1.93%           1.84%          2.37%         2.46%         2.64%
Portfolio turnover rate ..................         35%(d)         83%             94%           107%          103%            43%

(a) These total returns do not consider the effect of sales load or insurance contract charges.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c) Annualized.

(d) Not annualized.

                                                                        AST T. ROWE PRICE GLOBAL BOND
                                             ----------------------------------------------------------------------------------
                                             SIX MONTHS                                  YEAR ENDED
                                               ENDED                                    DECEMBER 31,
                                              JUNE 30,        -----------------------------------------------------------------
                                                2005           2004            2003           2002          2001          2000
                                               ------         ------          ------         ------        ------        ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period .....     $12.16         $12.10          $11.10         $ 9.65        $ 9.40        $ 9.60
                                               ------         ------          ------         ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment income ....................       0.14           0.17            0.27           0.05          0.56          0.48
Net realized and unrealized gains (losses)
  on investments .........................      (0.45)          0.81            1.12           1.40         (0.31)        (0.53)
                                               ------         ------          ------         ------        ------        ------
     Total from investment operations ....      (0.31)          0.98            1.39           1.45          0.25         (0.05)
                                               ------         ------          ------         ------        ------        ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .....      (0.43)         (0.72)          (0.37)            --            --         (0.15)
Dividends from net realized gains ........      (0.02)         (0.20)          (0.02)            --            --            --
                                               ------         ------          ------         ------        ------        ------
     Total dividends and distributions ...      (0.45)         (0.92)          (0.39)            --            --         (0.15)
                                               ------         ------          ------         ------        ------        ------
     Net Asset Value, end of period ......     $11.40         $12.16          $12.10         $11.10        $ 9.65        $ 9.40
                                               ======         ======          ======         ======        ======        ======
TOTAL INVESTMENT RETURN(a) ...............      (2.61)%(d)      8.64%          12.86%         15.03%         2.66%        (0.45)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in millions) ..........................     $451.5         $362.0          $229.6         $209.6        $108.0        $122.2
Ratios to average net assets:
     Expenses After Advisory Fee Waiver
        and Expense Reimbursement ........       1.02%(c)       1.07%(b)        1.06%(b)       1.06%(b)      0.87%(b)      1.12%(b)
     Expenses Before Advisory Fee Waiver
        and Expense Reimbursement ........       1.02%(c)       1.07%(b)        1.06%(b)       1.06%(b)      1.08%(b)      1.12%(b)
     Net investment income ...............       2.76%(c)       2.58%           2.57%          3.13%         4.83%         4.35%
Portfolio turnover rate ..................         64%(d)        111%            196%           323%          187%          171%

(a) These total returns do not consider the effect of sales load or insurance contract charges.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c) Annualized.

(d) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D16

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                        AST GOLDMAN SACHS HIGH YIELD
                                             ----------------------------------------------------------------------------------
                                             SIX MONTHS                                  YEAR ENDED
                                               ENDED                                    DECEMBER 31,
                                              JUNE 30,        -----------------------------------------------------------------
                                                2005           2004            2003           2002          2001          2000
                                               ------         ------          ------         ------        ------        ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period .....     $ 8.95         $ 8.77          $ 7.89         $ 8.86        $ 9.71        $11.92
                                               ------         ------          ------         ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment income ....................       0.50           0.70            0.62           0.69          0.74          1.18
Net realized and unrealized gain (loss)
  on investments .........................      (0.54)          0.19            0.95          (0.70)        (0.66)        (2.23)
                                               ------         ------          ------         ------        ------        ------
     Total from investment operations ....      (0.04)          0.89            1.57          (0.01)         0.08         (1.05)
                                               ------         ------          ------         ------        ------        ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .....      (0.75)         (0.71)          (0.69)         (0.96)        (0.93)        (1.16)
Dividends from net realized gains ........         --             --              --             --            --            --
                                               ------         ------          ------         ------        ------        ------
     Total dividends and distributions ...      (0.75)         (0.71)          (0.69)         (0.96)        (0.93)        (1.16)
                                               ------         ------          ------         ------        ------        ------
     Net Asset Value, end of period ......     $ 8.16         $ 8.95          $ 8.77         $ 7.89        $ 8.86        $ 9.71
                                               ======         ======          ======         ======        ======        ======
TOTAL INVESTMENT RETURN(a) ...............      (0.47)%(d)     11.08%          21.59%          0.04%         0.14%        (9.69)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in millions) ..........................     $658.3         $804.6          $868.5         $576.4        $525.8        $497.9
Ratios to average net assets:
     Expenses After Advisory Fee Waiver
        and Expense Reimbursement ........       0.96%(c)       0.93%(b)        0.93%(b)       0.94%(b)      0.95%(b)      0.96%(b)
     Expenses Before Advisory Fee Waiver
        and Expense Reimbursement ........       0.96%(c)       0.93%(b)        0.93%(b)       0.94%(b)      0.95%(b)      0.96%(b)
     Net investment income ...............       7.30%(c)       7.15%           7.56%          9.02%        10.22%        10.36%
Portfolio turnover rate ..................         26%(d)         66%             65%            41%           48%           20%

(a) These total returns do not consider the effect of sales load or insurance contract charges.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c) Annualized.

(d) Not annualized.

                                                                       AST LORD ABBETT BOND DEBENTURE
                                             --------------------------------------------------------------------------------------
                                             SIX MONTHS                       YEAR ENDED                        OCTOBER 23, 2000(e)
                                               ENDED                         DECEMBER 31,                            THROUGH
                                              JUNE 30,       ----------------------------------------------         DECEMBER 31,
                                                2005          2004         2003         2002          2001             2000
                                               ------        ------       ------       ------        ------           ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period .....     $11.83        $11.44       $10.07       $10.45        $10.15           $10.00
                                               ------        ------       ------       ------        ------           ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment income ....................       0.17          0.53         0.44         0.42          0.39             0.02
Net realized and unrealized gain (loss)
  on investments .........................      (0.23)         0.29         1.37        (0.39)        (0.08)            0.13
                                               ------        ------       ------       ------        ------           ------
     Total from investment operations ....      (0.06)         0.82         1.81         0.03          0.31             0.15
                                               ------        ------       ------       ------        ------           ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .....      (0.49)        (0.39)       (0.44)       (0.41)        (0.01)              --
Dividends from net realized gains ........      (0.13)        (0.04)          --           --            --               --
                                               ------        ------       ------       ------        ------           ------
     Total dividends and distributions ...      (0.62)        (0.43)       (0.44)       (0.41)        (0.01)              --
                                               ------        ------       ------       ------        ------           ------
     Net Asset Value, end of period ......     $11.15        $11.83       $11.44       $10.07        $10.45           $10.15
                                               ======        ======       ======       ======        ======           ======
TOTAL INVESTMENT RETURN(a) ...............      (0.45)%(d)     7.42%       18.74%        0.41%         3.04%            1.50%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in millions) ..........................     $601.0        $431.5       $346.4       $164.9        $ 62.5           $  6.8
Ratios to average net assets:
     Expenses After Advisory Fee Waiver
        and Expense Reimbursement ........       0.92%(c)      0.97%(b)     1.04%(b)     1.04%(b)      1.10%(b)         1.20%(b)(c)
     Expenses Before Advisory Fee Waiver
        and Expense Reimbursement ........       0.99%(c)      1.02%(b)     1.04%(b)     1.04%(b)      1.10%(b)         3.07%(b)(c)
     Net investment income ...............       5.01%(c)      5.15%        6.31%        7.16%         7.23%            4.39%(c)
Portfolio turnover rate ..................         28%(d)        49%          84%          43%          102%               9%(d)

(a) These total returns do not consider the effect of sales load or insurance contract charges.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c) Annualized.

(d) Not annualized.

(e) Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D17

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                        AST PIMCO TOTAL RETURN BOND
                                             ----------------------------------------------------------------------------------
                                             SIX MONTHS                                  YEAR ENDED
                                               ENDED                                    DECEMBER 31,
                                              JUNE 30,         ----------------------------------------------------------------
                                                2005             2004          2003           2002          2001         2000
                                              ---------        --------      --------       --------      --------     --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period .....     $  12.01        $  11.99      $  12.24       $  11.93      $  11.60     $  10.99
                                               --------        --------      --------       --------      --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment income ....................         0.28            0.23          0.35           0.39          0.56         0.65
Net realized and unrealized gain (loss)
  on investments .........................           --            0.36          0.27           0.66          0.42         0.56
                                               --------        --------      --------       --------      --------     --------
     Total from investment operations ....         0.28            0.59          0.62           1.05          0.98         1.21
                                               --------        --------      --------       --------      --------     --------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .....        (0.45)          (0.48)        (0.43)         (0.52)        (0.65)       (0.60)
Dividends from net realized gains ........        (0.40)          (0.09)        (0.44)         (0.22)           --           --
                                               --------        --------      --------       --------      --------     --------
     Total dividends and distributions ...        (0.85)          (0.57)        (0.87)         (0.74)        (0.65)       (0.60)
                                               --------        --------      --------       --------      --------     --------
     Net Asset Value, end of period ......     $  11.44        $  12.01      $  11.99       $  12.24      $  11.93     $  11.60
                                               ========        ========      ========       ========      ========     ========
TOTAL INVESTMENT RETURN(a) ...............         2.59%(d)        4.96%         5.32%          9.22%         8.87%       11.57%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in millions) ..........................     $1,762.6        $2,318.2      $2,107.9       $2,255.0      $1,638.3     $1,258.2
Ratios to average net assets:
     Expenses After Advisory Fee Waiver
        and Expense Reimbursement ........         0.79%(c)        0.78%(b)      0.78%(b)       0.78%(b)      0.79%(b)     0.82%(b)
     Expenses Before Advisory Fee Waiver
        and Expense Reimbursement ........         0.81%(c)        0.81%(b)      0.80%(b)       0.80%(b)      0.81%(b)     0.82%(b)
     Net investment income ...............         2.99%(c)        2.08%         2.85%          3.90%         5.02%        6.14%
Portfolio turnover rate ..................          156%(d)         253%          222%           229%          343%         365%

(a) These total returns do not consider the effect of sales load or insurance contract charges.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c) Annualized.

(d) Not annualized.

                                                                       AST PIMCO LIMITED MATURITY BOND
                                             -----------------------------------------------------------------------------------
                                             SIX MONTHS                                  YEAR ENDED
                                               ENDED                                    DECEMBER 31,
                                              JUNE 30,         -----------------------------------------------------------------
                                                2005             2004          2003           2002          2001         2000
                                             ---------         --------      --------       --------      --------     --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period .....     $  11.12        $  11.37      $  11.36       $  11.30        $11.07       $10.84
                                               --------        --------      --------       --------        ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment income ....................         0.10            0.17          0.22           0.24          0.50         0.68
Net realized and unrealized gain (loss)
  on investments .........................           --            0.06          0.14           0.43          0.36         0.17
                                               --------        --------      --------       --------        ------       ------
     Total from investment operations ....         0.10            0.23          0.36           0.67          0.86         0.85
                                               --------        --------      --------       --------        ------       ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .....        (0.14)          (0.35)        (0.22)         (0.47)        (0.63)       (0.62)
Dividends from net realized gains ........        (0.06)          (0.13)        (0.13)         (0.14)           --           --
                                               --------        --------      --------       --------        ------       ------
     Total dividends and distributions ...        (0.20)          (0.48)        (0.35)         (0.61)        (0.63)       (0.62)
                                               --------        --------      --------       --------        ------       ------
     Net Asset Value, end of period ......     $  11.02        $  11.12      $  11.37       $  11.36        $11.30       $11.07
                                               ========        ========      ========       ========        ======       ======
TOTAL INVESTMENT RETURN(a) ...............         0.90%(d)        2.07%         3.28%          6.21%         7.97%        8.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in millions) ..........................     $1,499.6        $1,232.8      $1,005.9       $1,058.8        $611.2       $417.8
Ratios to average net assets:
     Expenses After Advisory Fee Waiver
        and Expense Reimbursement ........         0.74%(c)        0.79%(b)      0.82%(b)       0.83%(b)      0.83%(b)     0.87%(b)
     Expenses Before Advisory Fee Waiver
        and Expense Reimbursement ........         0.80%(c)        0.82%(b)      0.82%(b)       0.83%(b)      0.83%(b)     0.87%(b)
     Net investment income ...............         2.24%(c)        1.65%         1.74%          2.87%         5.10%        6.14%
Portfolio turnover rate ..................          128%(d)         103%          208%           271%          445%         171%

(a) These total returns do not consider the effect of sales load or insurance contract charges.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c) Annualized.

(d) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D18

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                             AST MONEY MARKET
                                             -------------------------------------------------------------------------------------
                                             SIX MONTHS                                  YEAR ENDED
                                               ENDED                                    DECEMBER 31,
                                              JUNE 30,         -----------------------------------------------------------------
                                                2005            2004          2003           2002          2001          2000
                                              ---------       --------      --------       --------      --------      --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period .....     $   1.00       $   1.00      $   1.00       $   1.00      $   1.00      $   1.00
                                               --------       --------      --------       --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment income ....................         0.01           0.01            --(e)        0.01          0.04          0.06
                                               --------       --------      --------       --------      --------      --------
Net realized and unrealized gain (loss)
  on investments .........................           --             --            --             --            --            --
                                               --------       --------      --------       --------      --------      --------
     Total from investment operations ....         0.01           0.01            --(e)        0.01          0.04          0.06
                                               --------       --------      --------       --------      --------      --------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .....        (0.01)         (0.01)           --(e)       (0.01)        (0.04)        (0.06)
Dividends from net realized gains ........           --             --            --(e)          --(e)         --(e)         --(e)
                                               --------       --------      --------       --------      --------      --------
     Total dividends and distributions ...        (0.01)         (0.01)           --(e)       (0.01)        (0.04)        (0.06)
                                               --------       --------      --------       --------      --------      --------
     Net Asset Value, end of period ......     $   1.00       $   1.00      $   1.00       $   1.00      $   1.00      $   1.00
                                               ========       ========      ========       ========      ========      ========
TOTAL INVESTMENT RETURN(a) ...............         1.06%(d)       0.84%         0.63%          1.29%         3.77%         6.07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in millions) ..........................     $1,719.3       $1,359.2      $1,762.1       $2,744.7      $2,652.1      $2,244.2
Ratios to average net assets:
     Expenses After Advisory Fee Waiver
        and Expense Reimbursement ........         0.58%(c)       0.58%(b)      0.59%(b)       0.58%(b)      0.59%(b)      0.60%(b)
     Expenses Before Advisory Fee Waiver
        and Expense Reimbursement ........         0.63%(c)       0.63%(b)      0.64%(b)       0.63%(b)      0.64%(b)      0.65%(b)
     Net investment income ...............         2.15%(d)       0.81%         0.63%          1.27%         3.60%         5.93%

(a) These total returns do not consider the effect of sales load or insurance contract charges.

(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c) Annualized.

(d) Not annualized.

(e) Less than $0.005 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D19

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                             AMERICAN SKANDIA TRUST
                                SEMIANNUAL REPORT
                                  JUNE 30, 2005

BOARD OF TRUSTEES

SAUL K. FENSTER, Ph.D.
President Emeritus,
New Jersey Institute of Technology

DELAYNE DEDRICK GOLD
Marketing Consultant

ROBERT F. GUNIA
Executive Vice President and
Chief Administrative Officer,
Prudential Investments LLC

W. SCOTT MCDONALD, Jr., Ph.D.
Management Consultant,
Kaludis Consulting Group, Inc.

THOMAS T. MOONEY
Chief Executive Officer,
The Rochester Business Alliance

THOMAS M. O'BRIEN
President and Chief Executive Officer,
Atlantic Bank of New York

DAVID R. ODENATH, Jr.
President,
Prudential Annuities

JOHN A. PILESKI
RetiredTax Partner,
KPMG, LLP

F. DON SCHWARTZ
Management Consultant

                                       E1

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                             AMERICAN SKANDIA TRUST
                             ----------------------

                         APPROVAL OF ADVISORY AGREEMENTS
                         -------------------------------

The Board of Trustees (the "Board") of American Skandia Trust (the "Trust") oversees the management of each of the Trust's Portfolios, and, as required by law, determines annually whether to renew the Trust's management agreement with Prudential Investments LLC ("PI") and American Skandia Investment Services, Inc. ("ASISI") and each Portfolio's subadvisory agreement. The Board, including all of the Independent Trustees, met on March 8, 2005 and June 8, 2005, and approved the renewal of the agreements through July 31, 2006, after concluding that renewal of the agreements was in the best interests of each of the Trust's Portfolios and their shareholders.

In advance of the June meeting, the Trustees received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. In approving the agreements, the Trustees, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of each Portfolio of the Trust, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with each Portfolio and its shareholders. In their deliberations, the Trustees did not identify any single factor that was dispositive and each Trustee attributed different weights to the various factors. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on March 8, 2005 and June 8, 2005.

The Trustees determined that the overall arrangements between the Trust and PI and ASISI (hereinafter jointly referred to as "PI"), which serve as the Trust's co-investment managers pursuant to a management agreement, and between PI and each subadviser, each of which serves pursuant to the terms of subadvisory agreements with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees' determinations to approve the renewal of the agreements are discussed separately below.

NATURE, QUALITY AND EXTENT OF SERVICES

The Board received and considered information regarding the nature and extent of services provided to the Trust by PI and each subadviser. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers, as well as the provision of fund accounting, recordkeeping and compliance services to the Trust. With respect to PI's oversight of the subadvisers, the Board noted that PI's Strategic Investment Research Group ("SIRG"), a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Trust. The Board also considered the investment subadvisory services provided by each subadviser, as well as compliance with the Trust's investment restrictions, policies and procedures. The Board considered PI's evaluation of the subadvisers; as well as PI's recommendation, based on its review of the subadvisers, to renew the subadvisory agreements or to replace certain subadvisers, as applicable.

The Board reviewed the qualifications, backgrounds and responsibilities of PI's senior management responsible for the oversight of the Trust and each subadviser, and also reviewed the qualifications, backgrounds and responsibilities of the subadvisers' portfolio managers who are responsible for the day to-day management of each Portfolio. The Board was provided with information pertaining to PI's and each subadviser's organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and each subadviser. The Board also noted that it received favorable compliance reports from the Trust's Chief Compliance Officer (CCO) as to both PI and each subadviser.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Portfolios by each subadviser, and that there was a reasonable basis on which to conclude that the Trust benefits from the services provided by PI and each subadviser under the management and subadvisory agreements.

COSTS OF SERVICES AND PROFITS REALIZED BY PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Trust's investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

The Board concluded that the level of profitability of the subadvisers, who are not affiliated with PI, may not be as significant as PI's profitability given the arm's length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

ECONOMIES OF SCALE

The Board noted that the advisory fee schedule for the Portfolios of the Trust generally do not contain breakpoints that reduce the fee rate on assets above specified levels, with the exception of the AST Alliance Growth Portfolio, the AST JP Morgan International Equity Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio, and the AST Neuberger Berman Mid-Cap Value Portfolio. The Board received and discussed information concerning whether PI realizes economies of scale as the Portfolio's assets grow beyond current levels. However, because of the nature of PI's business, the Board could not reach definitive conclusions as to whether PI might realize economies of scale on a particular Portfolio or how great they may be. In light of each Portfolio's current size and fee rate, the Board concluded that the absence of breakpoints in each Portfolio's fee schedule (other than Stock Index Portfolio) is acceptable at this time.

With respect to the AST Alliance Growth Portfolio and the AST Neuberger Berman Mid-Cap Growth Portfolio, the Board noted that the management fee schedule includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Portfolios do not realize the effect of those rate reductions. The Board took note, however, that the Portfolios' fee structures would result in benefits to Portfolio shareholders when (and if) assets reach the levels at which their fee rates are reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

With respect to the AST JP Morgan International Equity Portfolio and the AST Neuberger Berman Mid Cap Value Portfolio, the Board noted that the management fee schedule for each Portfolio includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Portfolios' effective fee rates reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as each

Portfolio's assets grow beyond current levels. However, because of the nature of PI's business, the Board could not reach definite conclusions as to whether PI might realize economies of scale or how great they may be. The Board took note, however, that each Portfolio's fee structure currently results in benefits to Portfolio shareholders whether or not PI realizes any economies of scale.

OTHER BENEFITS TO PI AND THE SUBADVISERS

The Board considered potential ancillary benefits that might be received by PI, the subadvisers, and their affiliates as a result of their relationship with the Trust. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, compensation received by insurance company affiliates of PI from the subadvisers, as well as reputational or other intangible benefits resulting from PI's association with the Trust. The Board also considered information provided by PI regarding the regulatory requirement that insurance companies determine that the fees and charges under their variable contracts are reasonable. The Board noted that the insurance company affiliates of PI at least annually review and represent that the fees and charges of the variable products using the Trust's Portfolios are reasonable. The Board concluded that the potential benefits to be derived by the subadvisers included the ability to use soft dollar credits, brokerage commissions received by affiliates of the subadvisers, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and the subadvisers were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

PERFORMANCE OF THE PORTFOLIOS / FEES AND EXPENSES / OTHER FACTORS

With respect to each Portfolio of the Trust, the Board also considered certain additional specific factors and related conclusions relating to the performance and fees and expenses of the Portfolios, as detailed below. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group was objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Portfolios of the Trust in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The Board also considered each Portfolio's contractual and actual management fee, as well as each Portfolio's net total expense ratio. The contractual management fee is computed based on hypothetical common levels of Portfolio net assets, while the actual management fee represents the fee rate actually paid by Portfolio shareholders and includes any fee waivers or reimbursements. The net total expense ratio for each Portfolio represents the actual expense ratio incurred by Portfolio shareholders, but does not include charges associated with variable annuity or variable life insurance contracts.

    AST Alger All Cap Growth Portfolio. The Board noted that it had previously approved a reorganization of the Portfolio with the AST Neuberger Berman Mid-Cap Growth Portfolio, which, subject to shareholder approval, was expected to be consummated in the third quarter of 2005. Accordingly, the Board noted that the management and subadvisory agreements would remain in effect only until consummation of the reorganization.

    The Board received and considered information about the Portfolio's historical performance, noting that the Portfolio had achieved performance that was in the third quartile over a one-year period, and performance that was in the fourth quartile over a three-year period in relation to the group of comparable funds in a peer universe (the "Peer Universe"). The Board expressed the view that the Portfolio's performance had been disappointing, but noted that the Portfolio was scheduled to be reorganized with the AST Neuberger Berman Mid Cap Growth Portfolio, pending shareholder approval.

    The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a peer group (the "Peer Group"). The Portfolio's actual management fee of 0.971% ranked in the third quartile in its Peer Group. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 1.45%. The Board also accepted PI's recommendation to continue the existing voluntary management fee waiver 0.05% on assets exceeding $500 million. The Board concluded that the management and subadvisory fees are reasonable.

    AST AllianceBernstein Core Value Portfolio. The Board received and considered information about the Portfolio's historical performance, noting that the Portfolio had achieved performance that was in the second quartile over a one-year and performance that was in the first quartile over a three-year period in relation to the group of comparable mutual funds in a Peer Universe. The Board determined that the Portfolio's performance was satisfactory.

    The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.774% was the lowest in its Peer Group. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 1.25% and to continue PI's existing voluntary management fee waiver of 0.05% on assets over $1 billion. The Board concluded that the management and subadvisory fees are reasonable.

    AST AllianceBernstein Growth & Income Portfolio. The Board received and considered information about the Portfolio's historical performance, noting that the Portfolio had achieved performance that was in the third quartile over one-year, three-year and five-year time periods in relation to the group of comparable mutual funds in a Peer Universe. While expressing disappointment in the Portfolio's performance, the Board noted that the subadviser had recently appointed a new portfolio manager, and that SIRG had expressed satisfaction with the Portfolio's more recent performance since the new portfolio manager assumed responsibility for the Portfolio. The Board concluded that it was reasonable to continue to monitor the Portfolio's performance and to approve the management and subadvisory agreements.

    The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.732% ranked in the first quartile in its Peer Group due to a voluntary expense reimbursement and waiver of fees by PI. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 1.25% and to continue PI's existing voluntary management fee waiver of 0.05% on assets over $1 billion. The Board concluded that the management and subadvisory fees are reasonable.

    AST AllianceBernstein Growth + Value Portfolio. The Board received and considered information about the Portfolio's historical performance, noting that the Portfolio had achieved performance that was in the second quartile over a one-year period and performance that was in the third quartile over a three-year period in relation to the group of comparable mutual funds in a Peer Universe. The Board noted that subject to shareholder approval, the Portfolio was scheduled to reorganize with the AST AllianceBernstein Managed Index 500 Portfolio. In light of this, the

    Board concluded that it was reasonable to approve the continuance of the management and subadvisory agreements and to continue to monitor the situation, pending shareholder approval of the reorganization.

    The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.925% ranked in the fourth quartile in its Peer Group. The Board accepted PI's recommendation, effective for the periods July 1, 2005 through December 31, 2005 and January 1, 2006 through June 30, 2006, to voluntarily waive a portion or all of the management fee and reimburse expenses, if necessary, to limit total expenses (as a percentage of total assets) to 1.03% and 1.10%, respectively, for those periods. The Board concluded that the management and subadvisory fees are reasonable.

    AST AllianceBernstein Large Cap Growth Portfolio. With respect to the subadvisory services provided by Alliance Capital Management, L.P. (Alliance), the Board noted that PI had recommended, and the Board approved the termination of Alliance and the appointment of T. Rowe Price Associates, Inc. (T. Rowe Price) to assume responsibility for managing the Portfolio's assets. Consequently, the Board noted that its approval of the continuance of Alliance's subadvisory agreement was intended to be for an interim period to allow for an orderly transition of Alliance's subadvisory responsibilities.

    The Board noted that the Portfolio had achieved performance that was in the third quartile over a one-year period, performance that was in the fourth quartile over a three-year period, and performance that was in the third quartile over a five-year period in relation to the group of comparable mutual funds in a Peer Universe. While expressing disappointment in the Portfolio's performance, the Board noted that PI had taken steps to improve the Portfolio's performance by recommending to the Board the selection of
    T. Rowe Price to replace Alliance as the Portfolio's subadviser.

    The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.893% ranked in the fourth quartile in its Peer Group. The Board accepted PI's recommendation, effective for the periods July 1, 2005 through December 31, 2005 and January 1, 2006 through June 30, 2006, to voluntarily waive a portion or all of the management fee and reimburse expenses, if necessary, to limit total expenses (as a percentage of total assets) to 1.01% and 1.05%, respectively, for those periods. The Board concluded that the management and subadvisory fees are reasonable.

    AST AllianceBernstein Managed Index 500 Portfolio. The Board received and considered information about the Portfolio's historical performance, noting that the Portfolio had achieved performance that was in the second quartile over a one-year period, performance that was in the first quartile over a three-year period, and performance that was in the second quartile over a five-year period in relation to the group of comparable mutual funds in a Peer Universe. The Board also noted that the Portfolio outperformed against its benchmark index over the same three-year and five-year periods. The Board determined that the Portfolio's performance was satisfactory.

    The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.608% ranked in the second quartile in its Peer Group. The Board also accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 0.80%, and to continue the existing voluntary management fee waiver of 0.05% on assets over $1 billion. The Board concluded that the management and subadvisory fees are reasonable.

    AST American Century Income & Growth Portfolio. The Board received and considered information about the Portfolio's historical performance, noting that the Portfolio had achieved performance that was in the first quartile over one-year and three-year periods in relation to the group of comparable mutual funds in a Peer Universe. The Board noted that the Portfolio had also outperformed against its benchmark index over the same time periods. The Board determined that the Portfolio's performance was satisfactory.

    The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.771% ranked in the second quartile in its Peer Group. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 1.25% and to continue PI's existing voluntary management fee waiver of 0.05% on assets over $1 billion. The Board concluded that the management and subadvisory fees are reasonable.

    AST American Century Strategic Balanced Portfolio. The Board received and considered information about the Portfolio's historical performance, noting that the Portfolio had achieved performance that was in the second quartile over one-year and three-year periods, and performance that was in the third quartile over a five-year period in relation to the group of comparable mutual funds in a Peer Universe. The Board noted that the Portfolio had also outperformed against its benchmark index over one-year, three-year and five-year periods. The Board determined that the Portfolio's performance was satisfactory.

    The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.839% ranked in the third quartile in its Peer Group. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 1.25%. The Board also accepted PI's recommendation to reduce PI's management fee waiver from 0.06% on assets to $1 billion and 0.11% on assets over $1 billion to (i) 0% on all assets for the period July 1, 2005 through December 31, 2005, and
    (ii) 0.03% on assets to $1 billion and 0.05% on assets over $1 billion for the period from January 1, 2006 through June 30, 2006. The Board concluded that the management and subadvisory fees are reasonable.

    AST Cohen & Steers Realty Portfolio. The Board received and considered information about the Portfolio's historical performance, noting that the Portfolio had achieved performance that was in the first quartile over one-year and three-year periods, and performance that was in the fourth quartile over a five-year period in relation to the group of comparable mutual funds in a Peer Universe. The Board noted that the Portfolio's underperformance over the five-year period was attributable to the Portfolio's exposure to real estate investments during the economic downturn of 2000-2001. The Board determined that the Portfolio's performance was satisfactory.

    The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.910% ranked in the third quartile in its Peer Group. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 1.45%. In light of the Portfolio's performance record, the Board also accepted PI's recommendation to remove the existing voluntary management fee waiver of 0.18% on assets to $1 billion, and 0.23% on assets over $1 billion. The Board concluded that the management and subadvisory fees are reasonable.

    AST DeAM Large Cap Value Portfolio. The Board received and considered information about the Portfolio's historical performance, noting that the Portfolio had achieved performance that was in the first quartile over one-year and three-year time periods in relation to the group of comparable mutual funds in a Peer Universe. The Board further noted that the Portfolio had outperformed against its benchmark index over the same time periods. The Board concluded that the Portfolio's performance was satisfactory.

    The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.754% ranked in the first quartile in its Peer Group due to a voluntary expense reimbursement by PI. In light of the Portfolio's performance, PI recommended the discontinuation of the Portfolio's existing voluntary 0.10% management fee waiver, and an increase in the Portfolio's existing voluntary cap on net total expenses from 0.99% to 1.25%. The Board accepted PI's recommendations. The Board concluded that the management and subadvisory fees are reasonable.

    AST DeAM Small Cap Growth Portfolio. The Board received and considered information about the Portfolio's historical performance, noting that the Portfolio had achieved performance that was in the third quartile over a one-year period, performance that was in the second quartile over a three-year period, and performance that was in the third quartile over a five-year period in relation to the group of comparable mutual funds in a Peer Universe. The Board noted that although the Portfolio had underperformed over the one-year period, primarily due to the subadviser's selection of underperforming stocks in the health care and technology sectors, the Portfolio's three-year performance record was satisfactory.
    The Board noted that Deutsche Asset Management, Inc. (DAMI) had replaced the Portfolio's previous subadviser in December 2001, and therefore, the Portfolio's five-year performance record was not completely attributable to DAMI. The Board concluded that the Portfolio's performance was satisfactory.

    The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.821% ranked in the third quartile in its Peer Group due to a voluntary expense reimbursement by PI. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 1.35%. The Board also accepted PI's recommendation to reduce the existing management fee waiver to (i) 0.01% on all assets for the period July 1, 2005 through December 31, 2005, and (ii) 0.08% on all assets for the period of January 1, 2006 through June 30, 2006. The Board concluded that the management and subadvisory fees are reasonable.

    AST DeAM Small Cap Value Portfolio. The Board received and considered information about the Portfolio's historical performance, noting that the Portfolio had achieved performance that was in the second quartile over a one-year period in relation to the group of comparable mutual funds in a Peer Universe. The Board noted that the Portfolio had also achieved performance that was in the second quartile over a two-year period. The Board noted that the Portfolio had commenced operations in May 2002, and therefore, a longer performance history was not yet available. The Board determined that the Portfolio's performance was satisfactory.

    The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.825% ranked in the first quartile in its Peer Group. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 1.15%. The Board also accepted PI's recommendation to reduce the existing voluntary management fee waiver to 0.13%. The Board concluded that the management and subadvisory fees are reasonable.

    AST Federated Aggressive Growth Portfolio. The Board received and considered information about the Portfolio's historical performance, noting that the Portfolio had achieved performance that was in the first quartile over one-year and three-year periods in relation to the group of comparable mutual funds in a Peer Universe. The Board also noted that the Portfolio had outperformed against its benchmark index over the same time periods. The Board concluded that the Portfolio's performance was satisfactory.

    The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.970% ranked in the fourth quartile in its Peer Group. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 1.35% and to continue the existing management fee waiver of 0.05% on assets over $1 billion. The Board concluded that the management and subadvisory fees are reasonable.

    AST Gabelli All Cap Value Portfolio. The Board noted that PI had recommended, and the Board approved the termination of the Portfolio's current subadviser, GAMCO Investors, Inc, (GAMCO) and the appointment of EARNEST Partners and Wedge Asset Management as the Portfolio's new subadvisers. Consequently, the Board noted that its approval of the continuance of GAMCO's subadvisory agreement was intended to be for an interim period to allow for an orderly transition of GAMCO's subadvisory responsibilities.

    The Board received and considered information about the Portfolio's historical performance, noting that the Portfolio had achieved performance that was in the second quartile over one-year and three-year time periods in relation to the group of comparable mutual funds in a Peer Universe. The Board noted that the Portfolio's performance was satisfactory. Although the Portfolio's performance record was satisfactory, the Board noted that it approved the termination of GAMCO in response to reports and findings furnished by the Trust's Chief Compliance Officer identifying certain concerns with respect to the compliance programs and policies utilized by GAMCO.

    The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.975% ranked in the fourth quartile in its Peer Group. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 1.45% and to reduce PI's existing voluntary management fee waiver to 0.05% on assets over $500 million. The Board concluded that the management and subadvisory fees are reasonable.

    AST Global Allocation Portfolio. The Board received and considered information about the Portfolio's historical performance, noting that the Portfolio had achieved performance that was in the second quartile over a one-year period, performance that was in the third quartile over a three-year period, and performance that was in the fourth quartile over a five-year period in relation to the group of comparable mutual funds in a Peer Universe. While expressing the view that the Portfolio's long-term performance had been disappointing, the Board noted that PI had taken steps to address the performance issues by terminating the previous subadviser and that the Portfolio's performance was not attributable to PI which had only started to provide direct investment advisory services to the Portfolio since May 1, 2005. In light of this, the Board concluded that it was reasonable to allow PI to create a performance record against which it should be evaluated, to approve the continuance of the management agreement and to continue to monitor the situation.

    The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.105% was the lowest in its Peer Group. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 0.35% and to continue PI's existing voluntary management fee waiver of 0.05% on assets over $1 billion. The Board concluded that the management and subadvisory fees are reasonable.

    AST Goldman Sachs Concentrated Growth Portfolio. The Board received and considered information about the Portfolio's historical performance, noting that the Portfolio had achieved performance that was in the fourth quartile over one-year, three-year and five-year time periods in relation to the group of comparable mutual funds in a Peer Universe. While expressing disappointment in the Portfolio's performance, the Board noted that a portion of the underperformance of the Portfolio was attributable to the previous subadviser, who was replaced by Goldman Sachs Asset Management, LP in November 2002. The Board further noted that the Portfolio's recent performance showed improvement, and the Board observed that the Portfolio's performance during the last quarter of 2004 was in the second quartile. The Board concluded that it was reasonable to approve the continuance of the management and subadvisory agreements, and to continue to monitor the situation.

    The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.842% ranked in the fourth quartile in its Peer Group. The Board accepted PI's recommendation, effective for the periods July 1, 2005 through December 31, 2005 and January 1, 2006 through June 30, 2006, to voluntarily waive a portion or all of the management fee and reimburse expenses, if necessary, to limit total expenses (as a percentage of total assets) to 0.93% and 0.97%, respectively, for those periods. The Board concluded that the management and subadvisory fees are reasonable.

    AST Goldman Sachs High Yield Portfolio. The Board received and considered information about the Portfolio's historical performance, noting that the Portfolio had achieved performance that was in the first quartile over a one-year period, and performance that was in the third quartile over three-year and five-year periods in relation to the group of comparable mutual funds in a Peer Universe. The Board noted that the Portfolio's current subadviser, Goldman Sachs Asset Management, LP (GSAM), assumed responsibility for managing the Portfolio's assets in March 2004, and that as a result, the Portfolio's underperformance over three-year and five-year periods was not attributable to GSAM. The Board concluded that it was reasonable to continue the management and subadvisory agreements, and to continue to monitor GSAM's performance.

    The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.764% ranked in the fourth quartile in its Peer Group. The Board accepted PI's recommendation, effective for the periods July 1, 2005 through December 31, 2005 and January 1, 2006 through June 30, 2006, to voluntarily waive a portion or all of the management fee and reimburse expenses, if necessary, to limit total expenses (as a percentage of total assets) to 0.87% and 0.90%, respectively, for those periods. The Board concluded that the management and subadvisory fees are reasonable.

    AST Goldman Sachs Mid Cap Growth Portfolio. The Board received and considered information about the Portfolio's historical performance, noting that the Portfolio had achieved performance that was in the second quartile over a one-year period, and performance that was in the third quartile over a three-year period in relation to the group of comparable mutual funds in a Peer Universe. The Board noted that the Portfolio's current subadviser, Goldman Sachs Asset Management, LP (GSAM), assumed responsibility for managing the Portfolio's assets in November 2002, and that as a result, the Portfolio's performance over the three-year period was only partially attributable to GSAM. The Board further noted that the Portfolio's performance over the one-year period outperformed against the Portfolio's benchmark index. The Board concluded that it was reasonable to continue the subadvisory agreement, and to continue to monitor the situation.

    The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.905% ranked in the fourth quartile in its Peer Group. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 1.35%. The Board also accepted PI's recommendation to reduce the existing voluntary management fee waiver from 0.13% on assets to $1 billion and 0.18% on assets over $1 billion to (i) 0% on all assets for the period July 1, 2005 through December 31, 2005, and (ii) 0.03% on assets to $1 billion and 0.05% on assets over $1 billion for the period from January 1, 2006 through June 30, 2006. The Board concluded that the management and subadvisory fees are reasonable.

    AST Goldman Sachs Small Cap Value Portfolio. The Board received and considered information about the Portfolio's historical performance, noting that the Portfolio had achieved performance that was in the third quartile over a one-year period, performance that was in the second quartile over a three-year period, and performance that was in the first quartile over a five-year period in relation to the group of comparable mutual funds in a Peer Universe. The Board noted that the Portfolio's one-year performance had been slightly lower than the median performance of the mutual funds included in the Peer Universe, however, the Board further noted that the Portfolio's long-term performance over three-year and five-year time periods was higher than the median performance of the mutual funds included in the Peer Universe. The Board further noted that the Portfolio had outperformed against its benchmark over three-year and five-year time periods. The Board determined that the Portfolio's performance was satisfactory.

    The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.971% ranked in the third quartile in its Peer Group. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 1.35%. The Board also accepted PI's recommendation to continue the existing voluntary management fee waiver of 0.05% on assets over $1 billion. The Board concluded that the management and subadvisory fees are reasonable.

    AST Hotchkis and Wiley Large Cap Value Portfolio. The Board received and considered information about the Portfolio's historical performance, noting that the Portfolio had achieved performance over a one-year period was in the first quartile, and performance over three-year and five-year periods that was in the third quartile in relation to the comparable group of mutual funds in a Peer Universe. While expressing the view that the Portfolio's long-term performance had been disappointing, the Board noted that PI had taken steps to address the performance issues by replacing the previous subadviser and that the Portfolio's long-term performance was not attributable to Hotchkis and Wiley Capital Management LLC, which had only served as subadviser to the Portfolio since May 2004. The Board noted that the Portfolio's performance during the last quarter of 2004 was in the first quartile in its Peer Universe. In light of this, the Board concluded that it was reasonable to allow H&W to create a performance record against which Hotchkis and Wiley Capital Management LLC should be evaluated, to approve the continuance of the management and subadvisory agreements and to continue to monitor the situation.

    The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.733% ranked in the first quartile in its Peer Group due to a voluntary expense waiver/reimbursement by PI. PI recommended a reduction of the Portfolio's existing voluntary management fee waiver from 0.05% on assets to $1 billion and 0.10% on assets over $1 billion, to 0.05% on assets over $1 billion. PI recommended that the Portfolio's existing contractual cap on net total expenses of 1.20% remain unchanged. The Board accepted PI's recommendations. The Board concluded that the management and subadvisory fees are reasonable.

    AST JP Morgan International Equity Portfolio. The Board received and considered information about the Portfolio's historical performance, noting that the Portfolio had achieved performance that was in the third quartile over one-year and three-year periods, and performance that was in the fourth quartile over a five-year period in relation to the group of comparable mutual funds in a Peer Universe. The Board expressed the view that the Portfolio's performance had been disappointing, but noted that PI had taken steps to address the Portfolio's performance by replacing the previous subadviser with JP Morgan Investment Management, Inc. (JP Morgan) as of February 2004, and that therefore, the Portfolio's performance record was not attributable to JP Morgan. In light of this, the Board concluded that it was reasonable to allow JP Morgan to create a performance record against which JP Morgan should be evaluated, to approve the continuance of the management and subadvisory agreements and to continue to monitor the situation.

    The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.906% ranked in the third quartile in its Peer Group. The Board accepted PI's recommendation, effective for the periods July 1, 2005 through December 31, 2005 and January 1, 2006 through June 30, 2006, to voluntarily waive a portion or all of the management fee and reimburse expenses, if necessary, to limit total expenses (as a percentage of total assets) to 1.10% and 1.11%, respectively, for those periods. The Board concluded that the management and subadvisory fees are reasonable.

    AST Lord Abbett Bond-Debenture Portfolio. The Board received and considered information about the Portfolio's historical performance, noting that the Portfolio had achieved performance that was in the fourth quartile over one-year and three-year periods in relation to the group of comparable mutual funds in a Peer Universe. While expressing the view that the Portfolio's performance had been disappointing, the Board noted that the Portfolio's risk-adjusted performance compared favorably with the other mutual funds included in the Peer Universe.

    The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.771% ranked in the fourth quartile in its Peer Group. The Board accepted PI's recommendation, effective for the periods July 1, 2005 through December 31, 2005 and January 1, 2006 through June 30, 2006, to voluntarily waive a portion or all of the management fee and reimburse expenses, if necessary, to limit total expenses (as a percentage of total assets) to 0.89% and 0.90%, respectively, for those periods. The Board concluded that the management and subadvisory fees are reasonable.

    AST LSV International Value Portfolio. The Board received and considered information about the Portfolio's historical performance, noting that the Portfolio had achieved performance that was in the first quartile over a one-year period, performance that was in the second quartile over a threeyear period, and performance that was in the fourth quartile over a five-year period in relation to the group of comparable mutual funds in a Peer Universe. The Board noted that the Portfolio's one-year and three-year performance records were satisfactory, but that the Portfolio's five-year performance record was disappointing. However, the Board further noted that PI had replaced the previous subadviser with LSV Asset Management (LSV) as of November 2004, and that therefore, the Portfolio's long-term performance record was not attributable to LSV. In light of this, the Board concluded that it was reasonable to allow LSV to create a performance record against which LSV should be evaluated, to approve the continuance of the management and subadvisory agreements and to continue to monitor the situation.

    The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.875% ranked in the third quartile in its Peer Group, due to a voluntary waiver/reimbursement by PI of a portion of Portfolio expenses. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 1.50%. The Board also accepted PI's recommendation to reduce the voluntary management fee waiver to 0.11% on all assets for the period July 1, 2005 through December 31, 2005, and eliminate the existing voluntary management fee waiver for the period from January 1, 2006 through June 30, 2006. The Board concluded that the management and subadvisory fees are reasonable.

    AST Marsico Capital Growth Portfolio. The Board received and considered information about the Portfolio's historical performance, noting that the Portfolio had achieved performance that was in the first quartile over one-year, three-year and five-year periods in relation to the group of comparable mutual funds in a Peer Universe. The Board concluded that the Portfolio's performance was satisfactory.

    The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.881% ranked in the fourth quartile in its Peer Group. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 1.35%. The Board also accepted PI's recommendation to reduce the voluntary management fee waiver to 0.03% on assets exceeding $1 billion. In light of the Portfolio's long-term performance record, the Board concluded that the management and subadvisory fees are reasonable.

    AST MFS Global Equity Portfolio. The Board received and considered information about the Portfolio's historical performance, noting that the Portfolio had achieved performance that was in the first quartile over one-year, three-year and five-year periods in relation to the group of comparable mutual funds in a Peer Universe. The Board concluded that the Portfolio's performance was satisfactory.

    The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 1.025% ranked in the third quartile in its Peer Group. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 1.75%. The Board also accepted PI's recommendation to continue the existing voluntary management fee waiver of 0.05% on assets exceeding $1 billion. In light of the Portfolio's long-term performance record, the Board concluded that the management and subadvisory fees are reasonable.

    AST MFS Growth Portfolio. The Board received and considered information about the Portfolio's historical performance, noting that the Portfolio had achieved performance that was in the first quartile over a one-year period and performance that was in the second quartile over three-year and five-year periods in relation to the group of comparable mutual funds in a Peer Universe. The Board concluded that the Portfolio's performance was satisfactory.

    The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.888% ranked in the third quartile in its Peer Group. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 1.35%. The Board also accepted PI's recommendation to reduce the existing voluntary management fee waiver to (i) 0.01% on all assets for the period July 1, 2005 through December 31, 2005, and (ii) 0.03% on assets up to $1 billion and 0.05% on assets exceeding $1 billion for the period of January 1, 2006 through June 30, 2006. In light of the Portfolio's long-term performance record, the Board concluded that the management and subadvisory fees are reasonable.

    AST Money Market Portfolio. The Board received and considered information about the Portfolio's historical performance, noting that the Portfolio had achieved performance that was in the third quartile over one-year, three-year and five-year periods in relation to the group of comparable funds in a Peer Universe. While expressing the view that the Portfolio's performance had been disappointing, the Board noted that it had previously approved submitting to shareholders a proposal to appoint Prudential Investment Management, Inc. (PIM) as the Portfolio's subadviser, and that a shareholder meeting to consider the proposal was scheduled for the third quarter of 2005. In light of the pending shareholder proxy, the Board concluded that it was reasonable to approve the continuance of the management and subadvisory agreements and to continue to monitor the situation, pending shareholder approval of PIM as the Portfolio's new subadviser.

    The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.454% ranked in the first quartile in its Peer Group. The Board accepted PI's recommendation to continue the existing contractual cap on net total Portfolio expenses of 0.65% and to continue PI's existing voluntary management fee waiver of 0.05% on all assets. The Board concluded that the management and subadvisory fees are reasonable.

    AST Neuberger Berman Mid Cap Growth Portfolio. The Board received and considered information about the Portfolio's historical performance, noting that the Portfolio had achieved performance that was in the second quartile over a one-year period, and performance that was in the third quartile over a three-year and five-year period in relation to the group of comparable mutual funds in a Peer Universe. The Board expressed the view that the Portfolio's performance over the three-year and five-year periods had been disappointing, but noted that the subadviser, Neuberger Berman Management, Inc., had appointed a new portfolio management team to manage the Portfolio in December 2002, and that the Portfolio's performance had subsequently improved, particularly during the most recent one-year period, where the Portfolio's performance was in the second quartile. The Board concluded that it was reasonable to continue the subadvisory agreement, and to continue to monitor the situation.

    The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.909% ranked in the third quartile in its Peer Group. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 1.25%. The Board also accepted PI's recommendation to reduce the existing voluntary management fee waiver to 0.05% on assets up to $1 billion. The Board concluded that the management and subadvisory fees are reasonable.

    AST Neuberger Berman Mid Cap Value Portfolio. The Board received and considered information about the Portfolio's historical performance, noting that the Portfolio had achieved performance that was in the first quartile over a one-year period, and performance that was in the second quartile over three-year and five-year periods in relation to the group of comparable funds in a Peer Universe. The Board concluded that the Portfolio's performance was satisfactory.

    The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.895% ranked in the third quartile in its Peer Group. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 1.25%. The Board also accepted PI's recommendation to eliminate the existing voluntary management fee waiver of 0.05% on assets over $1 billion. The Board concluded that the management and subadvisory fees are reasonable. AST PIMCO Limited Maturity Bond Portfolio. The Board received and considered information about the Portfolio's historical performance, noting that the Portfolio had achieved performance that was in the first quartile over a one-year period, and performance that was in the second quartile over three-year and five-year periods in relation to the group of comparable mutual funds in a Peer Universe. The Board noted that the Portfolio had also outperformed against its benchmark index over the same time periods.

    The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.634% ranked in the second quartile in its Peer Group. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 1.05%. In light of the Portfolio's performance, the Board accepted PI's recommendation to reduce the existing voluntary management fee waiver to 0.05% on assets over $1 billion. The Board concluded that the management and subadvisory fees are reasonable.

    AST PIMCO Total Return Bond Portfolio. The Board received and considered information about the Portfolio's historical performance, noting that the Portfolio had achieved performance that was in the first quartile over one-year, three-year and five-year periods in relation to the group of comparable mutual funds in a Peer Universe. The Board noted that the Portfolio had also outperformed against its benchmark index over the same time periods.

    The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.623% ranked in the second quartile in its Peer Group. The Board accepted PI's recommendation to continue the existing contractual cap on net total Portfolio expenses of 1.05%. In light of the Portfolio's performance, the Board accepted PI's recommendation to discontinue the existing voluntary management fee waiver of 0.05% on assets over $1 billion. The Board concluded that the management and subadvisory fees are reasonable.

    AST Small Cap Growth Portfolio. The Board received and considered information about the Portfolio's historical performance, noting that the Portfolio had achieved performance that was in the fourth quartile over one-year, three-year and five-year periods in relation to the group of comparable mutual funds in a Peer Universe. While expressing the view that the Portfolio's performance had been disappointing, the Board noted that PI had taken steps to address the performance issues by replacing the previous subadviser and that the Portfolio's one-year and three-year performance was not attributable to Neuberger Berman Management, Inc. (Neuberger Berman) or Eagle Asset Management (Eagle), each of which had only served as subadvisers to the Portfolio since May 1, 2005. In light of this, the Board concluded that it was reasonable to allow Neuberger Berman and Eagle to create a performance record against which Neuberger Berman and Eagle should be evaluated, to approve the continuance of the management and subadvisory agreements and to continue to monitor the situation.

    The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.923% ranked in the fourth quartile in its Peer Group. The Board accepted PI's recommendation, effective for the periods July 1, 2005 through December 31, 2005 and January 1, 2006 through June 30, 2006, to voluntarily waive a portion or all of the management fee and reimburse expenses, if necessary, to limit total expenses (as a percentage of total assets) to 0.95% and 1.09%, respectively, for those periods. The Board concluded that the management and subadvisory fees are reasonable.

    AST Small Cap Value Portfolio. The Board received and considered information about the Portfolio's historical performance, noting that the Portfolio had achieved performance that was in the fourth quartile over a one-year period, performance that was in the third quartile over a threeyear period, and performance that was in the fourth quartile over a five-year period in relation to the group of comparable mutual funds in a Peer Universe. While expressing the view that the Portfolio's performance had been disappointing, the Board noted that PI had taken steps to address the performance issues by replacing the previous subadviser and that the Portfolio's performance was not attributable to the Portfolio's current subadvisers, each of which had only served as subadvisers to the Portfolio since November, 2004. In light of this, the Board concluded that it was reasonable to allow the subadvisers to create a performance record against which they should be evaluated, to approve the continuance of the management and subadvisory agreements and to continue to monitor the situation.

    The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.912% ranked in the second quartile in its Peer Group. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 1.30%. The Board also accepted PI's recommendation to continue the existing voluntary management fee waiver of 0.05% on assets over $1billion. The Board concluded that the management and subadvisory fees are reasonable.

    AST T. Rowe Price Asset Allocation Portfolio. The Board received and considered information about the Portfolio's historical performance, noting that the Portfolio had achieved performance that was in the first quartile over one-year and three-year periods, and performance that was in the second quartile over a five-year period in relation to the group of comparable mutual funds in a Peer Universe. The Board determined that the Portfolio's performance was satisfactory.

    The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.822% ranked in the third quartile in its Peer Group. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 1.25%. The Board also accepted PI's recommendation to reduce PI's voluntary management fee waiver from 0.08% on assets to $1 billion and 0.13% on assets over $1 billion to 0.05% on assets over $1 billion. The Board concluded that the management and subadvisory fees are reasonable.

    AST T. Rowe Price Global Bond Portfolio. The Board received and considered information about the Portfolio's historical performance, noting that the Portfolio had achieved performance that was in the third quartile over one-year, three-year and five-year periods in relation to the group of comparable funds in a Peer Universe. The Board noted that the Portfolio had underperformed in comparison to the other mutual funds included in the Peer Universe, but that the Portfolio's investments were significantly less risky in comparison to the other mutual funds included in the Peer Universe, and that on a risk-adjusted basis the Portfolio's performance over a three-year period was higher than the median performance of the other mutual funds included in the Peer Universe. The Board determined that the Portfolio's performance was satisfactory.

    The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.823% ranked in the third quartile in its Peer Group. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 1.75%. The Board also accepted PI's recommendation to continue PI's existing voluntary management fee waiver of 0.05% on assets over $1 billion. The Board concluded that the management and subadvisory fees are reasonable.

    AST T. Rowe Price Natural Resources Portfolio. The Board received and considered information about the Portfolio's historical performance, noting that the Portfolio had achieved performance that was in the first quartile over a one-year period, performance that was in the second quartile over a three-year period, and performance that was in the first quartile over a five-year period in relation to the group of comparable mutual funds in a Peer Universe. The Board noted that the Portfolio had also outperformed against its benchmark index over the same time periods. The Board determined that the Portfolio's performance was satisfactory.

    The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.925% ranked in the second quartile in its Peer Group. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 1.35%. The Board also accepted PI's recommendation to continue PI's existing voluntary management fee waiver of 0.05% on assets over $1 billion. The Board concluded that the management and subadvisory fees are reasonable.

    AST William Blair International Growth Portfolio. The Board received and considered information about the Portfolio's historical performance, noting that the Portfolio had achieved performance that was in the third quartile over one-year, three-year, and five-year periods in relation to the group of comparable mutual funds in a Peer Universe. The Board expressed the view that the Portfolio's performance had been disappointing. However, the Board noted that PI had replaced the previous subadviser with William Blair and Company LLC (William Blair) in November 2002, and that therefore, much of the Portfolio's long-term performance record was not attributable to William Blair. In addition, the Board noted that William Blair pursued a growth style of investing, which had not been favored by the market during the past several years. In light of these factors, the Board concluded that it was reasonable to allow William Blair to create a performance record against which William Blair should be evaluated, to approve the continuance of the management and subadvisory agreements and to continue to monitor the situation.

    The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.908% ranked in the third quartile in its Peer Group, due to a voluntary waiver/reimbursement by PI of a portion of Portfolio expenses. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Fund expenses of 1.75%. The Board also accepted PI's recommendation to reduce the existing voluntary management fee waiver to (i) 0.09% on all assets for the period July 1, 2005 through December 31, 2005, and (ii) 0.10% on all assets for the period January 1, 2006 through June 30, 2006. The Board concluded that the management and subadvisory fees are reasonable.

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                                                -------------------------------
American Skandia Life
Assurance Corporation                                  Presorted Standard
Tower One Corporate Drive                                  US POSTAGE
Shelton, CT 06484                                             PAID
                                                         LOUISVILLE KY
                                                          PERMIT 1051

                                                -------------------------------

         Annuities contain, fees, surrender charges, and terms for keeping it in force. Your licensed financial professional can provide you with costs and complete details. Annuities are issued by American Skandia Life Assurance Corporation ("American Skandia") and distributed by American Skandia Marketing Incorporated.

         American Skandia is solely responsible for its respective financial conditions and contractual obligations. Guarantees are based on the claims-paying ability of the issuing company. Both companies are located at One Corporate Drive, P.O. Box 883, Shelton, Ct 06484. All are Prudential
         Financial companies.

B1-0605

Item 2 - Code of Ethics - - Not required as this is not an annual filing.

Item 3 - Audit Committee Financial Expert - Not applicable with semi-annual filing

Item 4 - Principal Accountant Fees and Services - Not applicable with semi-annual filing.

Item 5 - Audit Committee of Listed Registrants - Not applicable.

Item 6 - Schedule of Investments - The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not applicable.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not applicable.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not applicable.

Item 10 - Submission of Matters to a Vote of Security Holders - Not applicable.

Item 11 - Controls and Procedures

       (a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

       (b) There has been no significant change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year if the period covered by this report that has materially affected, or is likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits

       (a)  (1)  Code of Ethics - Not applicable with semi-annual filing.

            (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act - Attached hereto as Exhibit EX-99.CERT.

            (3) Any written solicitation to purchase securities under Rule 23c-1. - Not applicable.

       (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act - Attached hereto as Exhibit EX-99.906CERT.

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)          American Skandia Trust
            --------------------------------

By (Signature and Title)*  /s/Deborah A. Docs
                          ------------------------------------------------------
                                       Deborah A. Docs
                                       Secretary

Date                      August 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/David R. Odenath
                          ------------------------------------------------------
                                       David R. Odenath
                                       President and Principal Executive Officer

Date                      August 16, 2005
    ----------------------------------------------------------------------------

By (Signature and Title)*  /s/Grace C. Torres
                          ------------------------------------------------------
                                       Grace C. Torres
                                       Treasurer and Principal Financial Officer

Date                      August 16, 2005
    ----------------------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.